UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue,

Milwaukee Wisconsin 53202

(Address of principal executive offices) (Zip code)

Phil J. Rinzel, Controller and Chief Accounting Officer Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

Item 1.	Reports to Stockholders

(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report December 31, 2022

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering 27 Portfolios

•	Growth Stock Portfolio

•	Focused Appreciation Portfolio

•	Large Cap Core Stock Portfolio

•	Large Cap Blend Portfolio

•	Index 500 Stock Portfolio

•	Large Company Value Portfolio

•	Domestic Equity Portfolio

•	Equity Income Portfolio

•	Mid Cap Growth Stock Portfolio

•	Index 400 Stock Portfolio

•	Mid Cap Value Portfolio

•	Small Cap Growth Stock Portfolio

•	Index 600 Stock Portfolio

•	Small Cap Value Portfolio

•	International Growth Portfolio

•	Research International Core Portfolio

•	International Equity Portfolio

•	Emerging Markets Equity Portfolio

•	Government Money Market Portfolio

•	Short-Term Bond Portfolio

•	Select Bond Portfolio

•	Long-Term U.S. Government Bond Portfolio

•	Inflation Protection Portfolio

•	High Yield Bond Portfolio

•	Multi-Sector Bond Portfolio

•	Balanced Portfolio

•	Asset Allocation Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail unless you specifically request paper copies of the reports from Northwestern Mutual, the issuer of your variable annuity and/or variable life insurance contract. Instead, your Fund annual and semi-annual reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, will continue to receive reports electronically, and you need not take any action. You may elect to receive all future reports in paper free of charge by informing Northwestern Mutual that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all future shareholder reports.

Letter to Contract Holders

December 31, 2022

2022 was a year of adjustments, as investors sought to adapt to the shifting economic and political landscape that emerged following the reopening-led recovery post COVID. Markets contended with a number of significant challenges that weighed on both stock and bond prices throughout the year. Inflation accelerated rapidly and, in many parts of the globe, reached levels unseen since the turbulence of the early 1980s. In response, global central banks implemented rapid monetary tightening, a sudden reversal of the easy money policies that defined the last few years. And geopolitics once again emerged as a disruptive force in markets, as Russia’s invasion of Ukraine had a widespread impact on the global economy, in addition to the tragic human cost of the largest European conflict since WWII. In this challenging environment, a broad range of U.S. stocks posted negative returns, including the S&P 500® Index1 (-18.11%), the S&P MidCap 400® Index (-13.06%) and the S&P SmallCap 600® Index (-16.10%).

High and rising inflation was a constant theme throughout the year, as supply-chain disruptions stemming from the pandemic and the war in Ukraine, along with abrupt shifts in consumer spending patterns, contributed to higher prices. As the year began, the question on investors’ minds was just how much further inflation would rise and whether it would prove lasting or fleeting. As the year wore on, it became clear that inflation was both growing and unlikely to abate any time soon. In the U.S., the Consumer Price Index peaked at 9.1% in June, the highest recorded since 1981. Early in 2022, increases in goods prices accounted for much of U.S. inflation, however rising wages drove increasing services inflation as the year wore on. Inflation in the U.K. and Europe also hit multi-decade highs, exacerbated by uncertainty over energy supplies.

Heightened inflation led most major central banks to significantly tighten monetary policy in an attempt to reduce demand to a more sustainable level. The U.S. Federal Reserve (the “Fed”) switched gears from its prior accommodative stance and began raising interest rates in March 2022. It went on to raise rates at its next six meetings, including four consecutive 0.75% hikes. This represented a dramatically rapid shift by historic standards. In one year, the federal funds rate went from near zero to the year-end range of 4.25% to 4.50%, the highest level since 2007. The Fed also cut off another avenue for stimulus by reversing course on its bond-buying program, selling off previously purchased bonds and reducing its balance sheet (albeit only modestly). Other major central banks, including the Bank of England and the European Central Bank, also raised their benchmark interest rates multiple times. The Bank of Japan was one of the few holdouts, keeping interest rates steady as inflation in Japan, while rising, remained lower than in the U.S. and Europe. Rising interest rates created equity-like volatility for bonds during the year, as the Bloomberg® U.S. Aggregate Bond Index posted a return of -13.01%.

Russia’s invasion of Ukraine in March added another layer of uncertainty to a global economy in transition. Many major economies responded to the invasion with sanctions on Russia, which disrupted businesses with significant Russian operations and sales. In addition to the direct effect of these sanctions, the indirect effects of the war reverberated in global commodities markets. Russia is a major exporter of oil and gas. Energy prices spiked when the war began, in anticipation of diminished supply. Ukraine is a significant wheat producer. The disruption of its Black Sea trading routes led to a sharp rise in the prices of wheat and some other agricultural commodities, raising concerns about food affordability in some countries. Rising commodity prices also exacerbated already-rising inflationary pressures in much of the world. However, as 2022 wore on, most of these commodity price spikes abated, and in many cases, prices fell below their pre-war levels as buyers and sellers adapted to new conditions.

The economic picture in 2022 was similarly volatile as mixed signals abounded. In the U.S., the economy contracted in the first two quarters of 2022, traditionally considered the onset of recession. But unemployment remained very low, job growth continued, and economic growth resumed in the third quarter. Given the Fed’s rapid monetary tightening, analysts closely examined economic signals for indications of whether inflation could be controlled without causing a significant economic downturn.

Investors endured a lot during 2022, facing rapid changes in inflation, a dramatic turnabout from central banks and an unstable geopolitical landscape. The need to adapt to changing conditions is likely to continue in 2023, and we recommend consulting with a financial professional to explore the right mix of securities and asset classes for your portfolio. We encourage you to work closely with your financial professional to navigate the financial markets so that you will be prepared for whatever new adjustments the next year might require.

Thank you for your continued trust in Northwestern Mutual.

1 All indices and/or benchmarks referenced are unmanaged and cannot be invested in directly.

Northwestern Mutual Series Fund, Inc.

Mason Street Advisors, LLC (“Mason Street Advisors”), adviser to the Northwestern Mutual Series Fund, Inc., is a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Mason Street Advisors is the principal investment adviser for all the Portfolios of the Northwestern Mutual Series Fund, Inc., and has engaged and oversees sub-advisers who provide day-to-day management for certain of the Portfolios. Each sub-adviser may be replaced without the approval of shareholders. Please see the Series Fund prospectus for more information.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. The views expressed are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors disclaims any responsibility to update these views.

Expense Examples (unaudited)

EXAMPLE

As a shareholder of each Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period July 1, 2022 to December 31, 2022*	Annualized Expense Ratio

Growth Stock Portfolio
Actual	$1,000.00	$937.04	$2.10	0.43%
Hypothetical (5% return before expenses)	1,000.00	1,023.04	2.19	0.43

Focused Appreciation Portfolio
Actual	1,000.00	1,014.05	3.20	0.63
Hypothetical (5% return before expenses)	1,000.00	1,022.03	3.21	0.63

Large Cap Core Stock Portfolio
Actual	1,000.00	1,021.05	2.29	0.45
Hypothetical (5% return before expenses)	1,000.00	1,022.94	2.29	0.45

Large Cap Blend Portfolio
Actual	1,000.00	1,052.00	3.83	0.74
Hypothetical (5% return before expenses)	1,000.00	1,021.48	3.77	0.74

Index 500 Stock Portfolio
Actual	1,000.00	1,022.02	1.02	0.20
Hypothetical (5% return before expenses)	1,000.00	1,024.20	1.02	0.20

Expense Examples (unaudited)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period July 1, 2022 to December 31, 2022*	Annualized Expense Ratio

Large Company Value Portfolio
Actual	$1,000.00	$1,076.00	$4.03	0.77%
Hypothetical (5% return before expenses)	1,000.00	1,021.32	3.92	0.77

Domestic Equity Portfolio
Actual	1,000.00	1,073.37	2.61	0.50
Hypothetical (5% return before expenses)	1,000.00	1,022.68	2.55	0.50

Equity Income Portfolio
Actual	1,000.00	1,055.88	2.95	0.57
Hypothetical (5% return before expenses)	1,000.00	1,022.33	2.91	0.57

Mid Cap Growth Stock Portfolio
Actual	1,000.00	1,034.05	2.77	0.54
Hypothetical (5% return before expenses)	1,000.00	1,022.48	2.75	0.54

Index 400 Stock Portfolio
Actual	1,000.00	1,078.62	1.31	0.25
Hypothetical (5% return before expenses)	1,000.00	1,023.95	1.28	0.25

Mid Cap Value Portfolio
Actual	1,000.00	1,074.60	3.76	0.72
Hypothetical (5% return before expenses)	1,000.00	1,021.58	3.67	0.72

Small Cap Growth Stock Portfolio
Actual	1,000.00	1,031.83	2.87	0.56
Hypothetical (5% return before expenses)	1,000.00	1,022.38	2.85	0.56

Index 600 Stock Portfolio
Actual	1,000.00	1,033.94	1.44	0.28
Hypothetical (5% return before expenses)	1,000.00	1,023.79	1.43	0.28

Small Cap Value Portfolio
Actual	1,000.00	1,024.88	4.44	0.87
Hypothetical (5% return before expenses)	1,000.00	1,020.82	4.43	0.87

International Growth Portfolio
Actual	1,000.00	1,056.00	3.21	0.62
Hypothetical (5% return before expenses)	1,000.00	1,022.08	3.16	0.62

Research International Core Portfolio
Actual	1,000.00	1,043.59	3.91	0.76
Hypothetical (5% return before expenses)	1,000.00	1,021.37	3.87	0.76

International Equity Portfolio
Actual	1,000.00	1,033.05	3.48	0.68
Hypothetical (5% return before expenses)	1,000.00	1,021.78	3.47	0.68

Emerging Markets Equity Portfolio
Actual	1,000.00	976.13	4.53	0.91
Hypothetical (5% return before expenses)	1,000.00	1,020.62	4.63	0.91

Expense Examples (unaudited)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period July 1, 2022 to December 31, 2022*	Annualized Expense Ratio

Government Money Market Portfolio
Actual	$1,000.00	$1,012.58	$1.67	0.33%
Hypothetical (5% return before expenses)	1,000.00	1,023.54	1.68	0.33

Short-Term Bond Portfolio
Actual	1,000.00	993.49	1.91	0.38
Hypothetical (5% return before expenses)	1,000.00	1,023.29	1.94	0.38

Select Bond Portfolio
Actual	1,000.00	970.19	1.54	0.31
Hypothetical (5% return before expenses)	1,000.00	1,023.64	1.58	0.31

Long-Term U.S. Government Bond Portfolio
Actual	1,000.00	890.61	6.10	1.28
Hypothetical (5% return before expenses)	1,000.00	1,018.75	6.51	1.28

Inflation Protection Portfolio
Actual	1,000.00	963.90	2.72	0.55
Hypothetical (5% return before expenses)	1,000.00	1,022.43	2.80	0.55

High Yield Bond Portfolio
Actual	1,000.00	1,026.25	2.30	0.45
Hypothetical (5% return before expenses)	1,000.00	1,022.94	2.29	0.45

Multi-Sector Bond Portfolio
Actual	1,000.00	1,022.40	3.72	0.73
Hypothetical (5% return before expenses)	1,000.00	1,021.53	3.72	0.73

Balanced Portfolio
Actual	1,000.00	1,013.12	0.30	0.06
Hypothetical (5% return before expenses)	1,000.00	1,024.90	0.31	0.06

Asset Allocation Portfolio
Actual	1,000.00	1,025.40	0.51	0.10
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.51	0.10

*

Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the direct expenses of the Portfolio and do not include the effect of the underlying Portfolios’ expenses which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in the Prospectus.

Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Current income is a secondary objective.	Invest in the equity securities of medium and large capitalization companies exhibiting the potential for earnings growth or share price appreciation.	$751 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Growth Stock Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. The Portfolio invests in “blue chip” growth companies, which are companies that are well established in their industries and have the potential for above-average earnings growth. The Portfolio looks for companies with leading market positions, seasoned management and strong financial fundamentals. The Portfolio’s investment approach reflects the belief that solid company fundamentals (with an emphasis on the potential for strong growth in earnings per share or operating cash flow) combined with a positive outlook for a company’s industry will ultimately reward investors with strong investment performance. The Portfolio may look for companies with good prospects for dividend growth.

MARKET OVERVIEW

Major U.S. stock indices fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions and slowing economic and corporate earnings growth. Beginning in March 2022, the Federal Reserve (“the Fed”) began a series of aggressive short-term interest rate hikes. The rate hikes along with Fed comments that it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market. Although many indices finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023. As measured by various Russell® indices, growth stocks significantly underperformed value stocks across all market capitalizations.

PORTFOLIO RESULTS

The Portfolio returned (38.70%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned (29.14%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the Large Cap Growth Funds peer group was (32.61%).

Overall, detrimental security selection and sector allocation detracted from the Portfolio’s relative performance. An overweight allocation and stock selection in the Communication Services sector detracted the most from relative results. Notably, Meta Platforms, Inc. detracted due to a combination of headwinds from Apple iOS privacy changes, a significant drop in advertising demand, as macro headwinds put downward pressure on advertiser budgets and a material increase in investments around the metaverse initiative. The Consumer Discretionary sector also hindered relative returns, owing to weak stock picks and an overweight allocation. Shares of Amazon.com, Inc. declined in response to deceleration within both e-commerce and Amazon Web Services as consumer confidence and spending on enterprise cloud services softened due to macro concerns. In addition, the company’s cost control efforts fell short of targets, with its bloated logistics footprint continuing to weigh on profitability. The Information Technology sector also weighed on relative performance due to unfavorable stock choices.

At the other end of the spectrum, an overweight allocation and stock selection in the Health Care sector contributed significantly to relative performance. Shares of UnitedHealth Group Incorporated held up relatively well due to better-than-expected cost trends as utilization returns to normal, stronger-than-expected onboarding of value based care patients within Optum and innate defensive characteristics that provided additional support as markets continue to decline. The Financials sector also boosted relative returns due to favorable stock selection and an overweight allocation.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Heading into 2023, capital markets appear to have priced in a significant global economic slowdown. The key question is whether this deceleration will end with slower but still positive growth or in a full-fledged recession that drags down earnings. Much depends on the Fed and the world’s other major central banks as they continue efforts to bring inflation

Growth Stock Portfolio (unaudited)

under control by hiking interest rates and draining liquidity from the markets. Nevertheless, geopolitical risks will remain potential triggers for downside volatility in 2023. Structural factors, such as bank capital requirements that constrain market liquidity, could magnify price movements, both up and down. While there are good reasons for caution in 2023, excessive pessimism and volatility can create value for agile investors. In difficult markets, security selection will be critical.

   Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Growth Stock Portfolio	-38.70%	4.86%	9.75%
Russell 1000® Growth Index	-29.14%	10.96%	14.10%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	-32.61%	8.25%	12.21%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

   Top 10 Holdings 12/31/22

Security Description	% of Net Assets
Microsoft Corp.	9.3%
Alphabet, Inc., Various	8.6%
Apple, Inc.	8.2%
Amazon.com, Inc.	7.5%
UnitedHealth Group, Inc.	5.3%
Visa, Inc. - Class A	4.2%
Mastercard, Inc. - Class A	3.5%
NVIDIA Corp.	3.0%
Eli Lilly & Co.	2.7%
ServiceNow, Inc.	2.6%

   Sector Allocation 12/31/22

Sector	% of Net Assets
Information Technology	43.8%
Health Care	17.7%
Consumer Discretionary	15.8%
Communication Services	14.0%
Financials	5.5%
Materials	1.4%
Industrials	1.2%
Short-Term Investments & Other Net Assets	0.6%

Sector Allocation and Top 10 Holdings are subject to change.

Growth Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (99.4%)	Shares/ Par +	Value $ (000’s)

Communication Services (14.0%)
Alphabet, Inc. - Class A *	90,053	7,945
Alphabet, Inc. - Class C *	633,258	56,189
Meta Platforms, Inc. - Class A *	116,593	14,031
Netflix, Inc. *	29,359	8,657
Sea, Ltd., ADR *	66,940	3,483
Tencent Holdings, Ltd.	82,300	3,522
T-Mobile US, Inc. *	62,749	8,785
The Walt Disney Co. *	28,241	2,454

Total		105,066

Consumer Discretionary (15.8%)
Amazon.com, Inc. *	669,027	56,198
Booking Holdings, Inc. *	3,184	6,417
Chipotle Mexican Grill, Inc. *	5,773	8,010
Dollar General Corp.	39,678	9,771
DoorDash, Inc. *	34,134	1,666
Lululemon Athletica, Inc. *	18,548	5,942
NIKE, Inc. - Class B	66,118	7,737
Ross Stores, Inc.	95,472	11,082
Tesla, Inc. *	77,852	9,590
The TJX Cos., Inc.	24,351	1,938

Total		118,351

Financials (5.5%)
The Charles Schwab Corp.	92,833	7,729
Chubb, Ltd.	43,663	9,632
The Goldman Sachs Group, Inc.	30,752	10,560
Marsh & McLennan Cos., Inc.	36,636	6,062
MSCI, Inc.	3,149	1,465
S&P Global, Inc.	17,875	5,987

Total		41,435

Health Care (17.7%)
Align Technology, Inc. *	3,873	817
AstraZeneca PLC, ADR	52,216	3,540
Danaher Corp.	51,787	13,745
Elevance Health, Inc.	10,699	5,488
Eli Lilly & Co.	55,604	20,342
Humana, Inc.	17,896	9,166
Intuitive Surgical, Inc. *	56,630	15,027
Stryker Corp.	27,472	6,717
Teleflex, Inc.	6,727	1,679
Thermo Fisher Scientific, Inc.	17,114	9,425
UnitedHealth Group, Inc.	75,322	39,934

Common Stocks (99.4%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Veeva Systems, Inc. - Class A *	13,158	2,123
Zoetis, Inc.	36,333	5,325

Total		133,328

Industrials (1.2%)
Cintas Corp.	4,012	1,812
General Electric Co.	37,927	3,178
Old Dominion Freight Line, Inc.	11,308	3,209
TransUnion	15,347	871

Total		9,070

Information Technology (43.8%)
Advanced Micro Devices, Inc. *	110,752	7,173
Adyen NV *	171,993	2,374
Affirm Holdings, Inc. *	45,136	436
Apple, Inc.	474,049	61,593
ASML Holding NV	21,598	11,801
Atlassian Corp. - Class A *	25,885	3,331
Bill.com Holdings, Inc. *	30,534	3,327
Block, Inc. *	48,469	3,046
Confluent, Inc. - Class A *	46,611	1,037
CrowdStrike Holdings, Inc. *	11,103	1,169
Datadog, Inc. *	20,147	1,481
Fortinet, Inc. *	18,457	902
Intuit, Inc.	36,737	14,299
Lam Research Corp.	3,376	1,419
Marvell Technology, Inc.	80,018	2,964
Mastercard, Inc. - Class A	74,398	25,870
Microsoft Corp.	290,699	69,715
MongoDB, Inc. *	19,124	3,764
Monolithic Power Systems, Inc.	12,719	4,498
NVIDIA Corp.	155,424	22,714
Paycom Software, Inc. *	3,415	1,060
PayPal Holdings, Inc. *	24,232	1,726
Roper Technologies, Inc.	16,146	6,977
ServiceNow, Inc. *	49,645	19,276
Shopify, Inc. *	102,118	3,545
Snowflake, Inc. *	12,807	1,838
Synopsys, Inc. *	31,621	10,096
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	38,883	2,896
TE Connectivity, Ltd.	14,836	1,703
Texas Instruments, Inc.	34,827	5,754

Common Stocks (99.4%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Visa, Inc. - Class A	149,973	31,158

Total		328,942

Materials (1.4%)
Linde PLC	16,138	5,264
The Sherwin-Williams Co.	21,111	5,010

Total		10,274

Total Common Stocks
(Cost: $670,592)		746,466

Total Investments (99.4%)
(Cost: $670,592)@		746,466

Other Assets, Less
Liabilities (0.6%)		4,237

Net Assets (100.0%)		750,703

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $678,836 and the net unrealized appreciation of investments based on that cost was $67,630 which is comprised of $171,567 aggregate gross unrealized appreciation and $103,937 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$746,466	$-	$-
Total Assets:	$746,466	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Focused Appreciation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$964 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Focused Appreciation Portfolio (the “Portfolio”), has engaged Loomis, Sayles & Company, L.P. (“Loomis Sayles”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in the equity securities of companies selected for their growth potential. The Portfolio focuses on equity securities of large capitalization companies but may invest in companies of any size. The Portfolio employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, profitable cash flow returns, and management teams focused on creating long-term value for shareholders. The Portfolio invests primarily in a core group of 30-40 securities but may exceed this range.

MARKET OVERVIEW

Domestic equities posted sizable losses with elevated volatility in 2022. Inflation rose steadily in the first half of the year, exceeding an annual rate of 8% in March and peaking at 9.1% in June. The Federal Reserve (the “Fed”) sought to contain the price pressures by winding down its quantitative easing program and raising interest rates a total of seven times. The benchmark Fed funds rate target range, which stood at 0%–0.25% entering 2022, had climbed to 4.25%–4.50% by year-end—one of the fastest increases in history. While the economy remained resilient through 2022, the central bank’s aggressive approach fueled concerns about the potential for a recession in 2023 as the lagged effect of higher rates takes hold. The combination of slower growth and rising inflation, in turn, raised fears that corporations’ profit margins and earnings were poised to weaken in the year ahead. Geopolitical factors also contributed to the downturn in stocks. Russia’s invasion of Ukraine, together with its adverse impact on supply chains and commodity prices, was a key issue weighing on sentiment. China was another source of concern, as the government’s zero-COVID policy hindered growth both within China and across the globe, although this policy was relaxed late in the year. These developments led to a decline in valuations for U.S. equities. Growth stocks, particularly the mega-cap technology stocks that led the market higher in 2021, were hit hardest in the downturn.

PORTFOLIO RESULTS

The Portfolio returned (27.83%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned (29.14%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the Large Cap Growth Funds peer group was (32.61%).

Companies in the Health Care and Consumer Staples sectors contributed the most to the Portfolio’s return. Specifically, Vertex Pharmaceuticals Incorporated, Monster Beverage Corporation and Regeneron Pharmaceuticals, Inc. were among the top contributors.

In terms of stock selection, holdings in the Communication Services, Health Care, Industrials, Consumer Staples, Consumer Discretionary, Financials and Energy sectors contributed to relative performance. Allocations to the Health Care, Industrials, Consumer Discretionary, Information Technology and Financials sectors also contributed.

In the Information Technology sector, Meta Platforms, Inc., Amazon.com, Inc., and NVIDIA Corp. were among the largest detractors from performance. Stock selection in the Information Technology sector as well as allocations to the Communication Services and Consumer Staples sectors detracted from relative performance.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Loomis Sayles, the Portfolio’s sub-adviser.

Our investment process is characterized by bottom-up fundamental research and a long-term investment time horizon. All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high quality businesses to take advantage of meaningful price dislocations if they occur. The nature of the process leads to a lower turnover Portfolio, where sector positioning is the result of stock selection. As compared to the Russell 1000® Growth Index, we are currently overweight in the Communication Services, Health Care, Industrials and Financials sectors. The Portfolio is underweight in the Information Technology, Consumer Staples and Consumer Discretionary sectors. We hold no positions in the Energy, Real Estate, Materials and Utilities sectors.

Focused Appreciation Portfolio (unaudited)

We employ a style of equity management that emphasizes companies with sustainable competitive advantages, long-term secular growth drivers, attractive cash flow returns on invested capital and management teams focused on creating long-term value for shareholders. We aim to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

During 2022, we initiated positions in Block, Inc., Netflix, Inc., PayPal Holdings, Inc., Shopify, Inc. and Tesla, Inc. and added to existing positions in company’s including The Boeing Co., The Walt Disney Co. and Illumina, Inc. as near-term price weaknesses created more attractive reward-to-risk opportunities.

In contrast, we trimmed existing positions in several companies, including Alphabet, Inc., as it approached the Portfolio’s maximum allowable position size.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Focused Appreciation Portfolio	-27.83%	7.95%	12.77%
Russell 1000® Growth Index	-29.14%	10.96%	14.10%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	-32.61%	8.25%	12.21%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses,

and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

As a non-diversified portfolio, the Portfolio may hold fewer securities because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/22

Security Description	% of Net Assets
Visa, Inc. - Class A	6.9%
The Boeing Co.	6.6%
Alphabet, Inc., Various	6.0%
Microsoft Corp.	5.1%
Oracle Corp.	4.8%
NVIDIA Corp.	4.7%
Amazon.com, Inc.	4.4%
Netflix, Inc.	4.2%
Monster Beverage Corp.	4.1%
Autodesk, Inc.	3.7%

Focused Appreciation Portfolio (unaudited)

Sector Allocation 12/31/22

Sector	% of Net Assets
Information Technology	35.3%
Health Care	16.4%
Communication Services	16.1%
Consumer Discretionary	14.0%
Industrials	9.9%
Consumer Staples	4.1%
Financials	3.8%
Short-Term Investments & Other Net Assets	0.4%

Sector Allocation and Top 10 Holdings are subject to change.

Focused Appreciation Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (99.6%)	Shares/ Par +	Value $ (000’s)

Communication Services (16.1%)
Alphabet, Inc. - Class A *	368,300	32,495
Alphabet, Inc. - Class C *	287,460	25,506
Meta Platforms, Inc. - Class A *	262,560	31,597
Netflix, Inc. *	135,811	40,048
The Walt Disney Co. *	294,951	25,625

Total		155,271

Consumer Discretionary (14.0%)
Alibaba Group Holding, Ltd., ADR *	158,461	13,959
Amazon.com, Inc. *	507,758	42,652
Starbucks Corp.	264,231	26,212
Tesla, Inc. *	221,889	27,332
Yum China Holdings, Inc.	151,572	8,283
Yum! Brands, Inc.	129,537	16,591

Total		135,029

Consumer Staples (4.1%)
Monster Beverage Corp. *	389,060	39,502

Total		39,502

Common Stocks (99.6%)	Shares/ Par +	Value $ (000’s)

Financials (3.8%)
FactSet Research Systems, Inc.	49,317	19,786
SEI Investments Co.	280,939	16,379

Total		36,165

Health Care (16.4%)
Illumina, Inc. *	93,219	18,849
Intuitive Surgical, Inc. *	57,144	15,163
Novartis AG, ADR	303,074	27,495
Novo Nordisk A/S, ADR	140,696	19,042
Regeneron Pharmaceuticals, Inc. *	36,695	26,475
Roche Holding AG, ADR	512,533	20,066
Vertex Pharmaceuticals, Inc. *	108,498	31,332

Total		158,422

Industrials (9.9%)
The Boeing Co. *	336,044	64,013
Deere & Co.	27,364	11,732
Expeditors International of Washington, Inc.	187,179	19,452

Total		95,197

Common Stocks (99.6%)	Shares/ Par +	Value $ (000’s)

Information Technology (35.3%)
Autodesk, Inc. *	188,769	35,275
Block, Inc. - Class A *	203,302	12,775
Microsoft Corp.	203,369	48,772
NVIDIA Corp.	308,570	45,094
Oracle Corp.	567,542	46,391
PayPal Holdings, Inc. *	200,421	14,274
QUALCOMM, Inc.	181,195	19,921
Salesforce, Inc. *	196,589	26,066
Shopify, Inc. *	403,217	13,996
Visa, Inc. - Class A	321,440	66,782
Workday, Inc. - Class A *	65,492	10,959

Total		340,305

Total Common Stocks
(Cost: $740,436)		959,891

Total Investments (99.6%)
(Cost: $740,436)@		959,891

Other Assets, Less
Liabilities (0.4%)		4,038

Net Assets (100.0%)		963,929

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $741,101 and the net unrealized appreciation of investments based on that cost was $218,790 which is comprised of $311,319 aggregate gross unrealized appreciation and $92,529 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$959,891	$-	$-
Total Assets:	$959,891	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in common stocks of large capitalization U.S. companies.	$566 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Core Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. The Portfolio allocates its assets across a variety of industries, selecting companies in each industry based on the research of a team of global industry analysts. The Portfolio typically seeks to maintain representation in each major industry represented by broad-based, large cap U.S. equity indices. The Portfolio utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. The Portfolio’s sector exposures generally conform with the sector weights present in the Portfolio’s benchmark index.

MARKET OVERVIEW

U.S. equities, as measured by the S&P 500® Index, posted negative results for the year 2022 amid surging inflation, tighter financial conditions and moderating economic activity, which have increased the probability of recession. Surging prices for food and energy pushed consumer inflation to its highest level in more than four decades. The Federal Reserve (the “Fed”) Chair, Jerome Powell, acknowledged that there is considerable uncertainty about the trajectory of inflation and a greater possibility of recession. In December, the Fed raised interest rates by 50 basis points (bps), snapping a streak of four consecutive hikes of 75 bps. Greater optimism that the Fed would begin to scale back its aggressive pace of interest rate hikes helped fuel a sharp rebound in stocks in October and November before risk sentiment waned in December amid recession fears, macroeconomic headwinds and downside earnings risks in the coming quarters.

Returns during the period varied by market capitalization. Large-capitalization stocks, as measured by the S&P 500® Index, underperformed mid-capitalization stocks but outperformed small-capitalization stocks, as measured by the S&P MidCap 400® Index and Russell 2000® Index, respectively.

PORTFOLIO RESULTS

The Large Cap Core Stock Portfolio returned (18.88%) for the twelve months ended December 31, 2022. By comparison, the S&P 500® Index (the “Index”) returned (18.11%) for the year. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2022 for the Large Cap Core Funds peer group was (16.29%).

Top detractors from the Portfolio’s relative performance included not owning Energy sector company ExxonMobil Corporation. Shares of ExxonMobil Corp. advanced during the period as crude oil prices soared amid tensions between Russia and Ukraine, which threatened to create a tighter oil market. In the Communication Services sector, an overweight position in Meta Platforms, Inc. detracted as management released disappointing second-quarter results and weak near-term guidance. Likewise, an overweight position in Amazon.com, Inc., in the Consumer Discretionary sector, also weighed on performance. The company reported an unexpected first-quarter loss. Results from both the company’s core online retailing business and its advertising unit came in short of estimates.

Top contributors to relative performance included an underweight in automobile manufacturer Tesla, Inc. in the Consumer Discretionary sector. Shares of Tesla fell as investor concern rose on news that CEO, Elon Musk, had purchased Twitter for $44 billion. Additionally, the company continued to grapple with supply chain issues and pandemic-related shutdowns in Shanghai. An out-of-benchmark position in Energy company Shell PLC also contributed. Shares of Shell advanced after the oil and gas conglomerate reported an adjusted profit for the fourth quarter that beat consensus estimates. Shell also announced a share repurchase program to buy back $8.5 billion worth of its own shares during the first half of 2022 using proceeds from its Permian divestment and capital allocation framework. Finally, an underweight in Information Technology company NVIDIA Corp. buoyed performance. Shares of NVIDIA fell during the period despite reporting strong first-quarter results. Investors were disappointed with lower-than-expected revenue forecasts for the second quarter, which the chipmaker attributed to the Russian-Ukrainian war and pandemic-related lockdowns in China.

Large Cap Core Stock Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

The macroeconomic challenges that roiled markets in 2022 remain front and center. While there are unique challenges within each region, persistent inflation, tight monetary policy and recession risk underlie 2023 global equity investment outlooks.

In Asia, China’s reopening will impact variables such as supply chains, fuel costs, inflation, economic growth and worldwide consumer demand. However, the risk for disruption remains as the COVID-19 virus evolves. In Europe, war between Russia and Ukraine continues and is resulting in an extreme increase in heating and fuel costs in the region, impacting consumer spending, industrial investment and, ultimately, growth rates. In the United States, inflation, the Fed’s actions, recession risk and the impact of job losses on consumers are top of mind. How these interconnected variables play out will define global market regimes for the coming years.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	-18.88%	8.95%	10.81%
S&P 500® Index	-18.11%	9.41%	12.56%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	-16.29%	8.45%	11.57%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/22

Security Description	% of Net Assets
Microsoft Corp.	5.7%
Apple, Inc.	3.5%
Alphabet, Inc. - Class A	3.4%
Amazon.com, Inc.	3.3%
Sysco Corp.	2.4%
The Charles Schwab Corp.	2.3%
Eli Lilly & Co.	1.9%
The TJX Cos., Inc.	1.6%
BP PLC, ADR	1.5%
Pfizer, Inc.	1.5%

Large Cap Core Stock Portfolio (unaudited)

Sector Allocation 12/31/22

Sector	% of Net Assets
Information Technology	19.6%
Health Care	17.8%
Financials	12.4%
Consumer Discretionary	9.2%
Industrials	8.8%
Communication Services	8.1%
Consumer Staples	7.3%
Energy	5.9%
Utilities	3.9%
Materials	2.7%
Real Estate	1.6%
Investment Companies	1.3%
Telecommunication Services	0.7%
Short-Term Investments & Other Net Assets	0.7%

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (98.0%)	Shares/ Par +	Value $ (000’s)

Communication Services (8.1%)
Alphabet, Inc. - Class A *	217,631	19,201
Charter Communications, Inc. - Class A *	2,490	844
Electronic Arts, Inc.	8,234	1,006
Match Group, Inc. *	50,244	2,085
Meta Platforms, Inc. - Class A *	61,666	7,421
Omnicom Group, Inc.	64,742	5,281
T-Mobile US, Inc. *	38,870	5,442
The Walt Disney Co. *	52,064	4,523

Total		45,803

Consumer Discretionary (9.2%)
Airbnb, Inc. *	67,476	5,769
Amazon.com, Inc. *	223,947	18,812
D.R. Horton, Inc.	3,245	289
Etsy, Inc. *	47,680	5,711
Ford Motor Co.	80,453	936
Lennar Corp. - Class A	8,146	737
NIKE, Inc. - Class B	44,202	5,172
Starbucks Corp.	44,824	4,447
Tesla, Inc. *	9,534	1,174
The TJX Cos., Inc.	110,676	8,810

Total		51,857

Consumer Staples (7.3%)
Altria Group, Inc.	29,265	1,338
Archer-Daniels-Midland Co.	33,111	3,074
Constellation Brands, Inc. - Class A	25,818	5,983
The Hershey Co.	23,900	5,535
Kellogg Co.	30,562	2,177
Monster Beverage Corp. *	48,940	4,969
Philip Morris International, Inc.	46,649	4,721
Sysco Corp.	176,990	13,531

Total		41,328

Energy (5.9%)
BP PLC, ADR	249,217	8,705
ConocoPhillips	61,008	7,199
Diamondback Energy, Inc.	7,338	1,004
EOG Resources, Inc.	13,854	1,794
Marathon Petroleum Corp.	34,221	3,983
Schlumberger, Ltd.	45,415	2,428
Shell PLC	141,599	8,064

Total		33,177

Common Stocks (98.0%)	Shares/ Par +	Value $ (000’s)

Financials (12.4%)
American International Group, Inc.	52,020	3,290
Arch Capital Group, Ltd. *	41,077	2,579
Ares Management Corp. - Class A	111,423	7,626
Berkshire Hathaway, Inc. - Class B *	5,983	1,848
BlackRock, Inc.	5,887	4,172
The Charles Schwab Corp.	153,414	12,773
Chubb, Ltd.	19,263	4,249
Equitable Holdings, Inc.	64,058	1,838
The Goldman Sachs Group, Inc.	19,128	6,568
Host Hotels & Resorts, Inc.	187,911	3,016
JPMorgan Chase & Co.	9,455	1,268
Kimco Realty Corp.	131,770	2,791
Marsh & McLennan Cos., Inc.	31,637	5,235
MetLife, Inc.	31,430	2,275
Morgan Stanley	45,107	3,835
MSCI, Inc.	12,238	5,693
Nasdaq, Inc.	19,380	1,189

Total		70,245

Health Care (17.8%)
Abbott Laboratories	30,324	3,329
Agilent Technologies, Inc.	23,910	3,578
Alnylam Pharmaceuticals, Inc. *	3,502	832
AstraZeneca PLC, ADR	72,844	4,939
Baxter International, Inc.	25,379	1,294
Biogen, Inc. *	4,822	1,335
Boston Scientific Corp. *	70,652	3,269
Bristol-Myers Squibb Co.	38,579	2,776
Centene Corp. *	55,039	4,514
Danaher Corp.	21,848	5,799
Dexcom, Inc. *	15,604	1,767
Edwards Lifesciences Corp. *	34,130	2,546
Elevance Health, Inc.	7,273	3,731
Eli Lilly & Co.	29,182	10,676
GSK PLC, ADR	43,900	1,543
HCA Healthcare, Inc.	15,116	3,627
Humana, Inc.	6,833	3,500
Illumina, Inc. *	8,071	1,632
Incyte Corp. *	5,076	408
Insulet Corp. *	4,751	1,399

Common Stocks (98.0%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Laboratory Corp. of America Holdings	5,864	1,381
McKesson Corp.	6,468	2,426
Merck & Co., Inc.	50,518	5,605
Moderna, Inc. *	3,672	659
Molina Healthcare, Inc. *	3,428	1,132
Novartis AG, ADR	26,649	2,418
Pfizer, Inc.	163,059	8,355
Regeneron Pharmaceuticals, Inc. *	2,678	1,932
Seagen, Inc. *	7,756	997
Stryker Corp.	13,241	3,237
UnitedHealth Group, Inc.	7,262	3,850
Vertex Pharmaceuticals, Inc. *	8,858	2,558
Zoetis, Inc.	25,370	3,718

Total		100,762

Industrials (8.8%)
AMETEK, Inc.	19,684	2,750
The Boeing Co. *	11,446	2,180
Builders FirstSource, Inc. *	48,658	3,157
Caterpillar, Inc.	7,781	1,864
Emerson Electric Co.	8,501	817
Equifax, Inc.	4,681	910
FedEx Corp.	7,867	1,362
Fortive Corp.	32,369	2,080
General Dynamics Corp.	12,355	3,065
Honeywell International, Inc.	17,992	3,856
Ingersoll-Rand, Inc.	41,582	2,173
Johnson Controls International PLC	31,582	2,021
Lockheed Martin Corp.	6,481	3,153
PACCAR, Inc.	48,694	4,819
Raytheon Technologies Corp.	44,428	4,484
Southwest Airlines Co. *	115,232	3,880
United Rentals, Inc. *	1,513	538
Waste Connections, Inc.	10,722	1,421
Westinghouse Air Brake Technologies Corp.	50,864	5,077

Total		49,607

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio

Common Stocks (98.0%)	Shares/ Par +	Value $ (000’s)

Information Technology (19.6%)
Adobe, Inc. *	4,383	1,475
Advanced Micro Devices, Inc. *	46,594	3,018
Apple, Inc.	152,055	19,756
Block, Inc. - Class A *	46,988	2,953
Ceridian HCM Holding, Inc. *	48,096	3,085
FLEETCOR Technologies, Inc. *	10,663	1,958
Global Payments, Inc.	31,494	3,128
GoDaddy, Inc. *	24,634	1,843
HashiCorp, Inc. - Class A *	25,634	701
HubSpot, Inc. *	744	215
Intel Corp.	50,390	1,332
KLA Corp.	7,450	2,809
Marvell Technology, Inc.	42,243	1,565
Micron Technology, Inc.	49,052	2,452
Microsoft Corp.	134,858	32,342
NVIDIA Corp.	9,965	1,456
Okta, Inc. *	2,670	182
ON Semiconductor Corp. *	36,139	2,254
Palo Alto Networks, Inc. *	4,794	669
PayPal Holdings, Inc. *	45,804	3,262
Qualtrics International, Inc. - Class A *	30,231	314
Salesforce, Inc. *	22,957	3,044
SentinelOne, Inc. *	11,976	175
ServiceNow, Inc. *	5,679	2,205
Snowflake, Inc. *	1,782	256
Teradyne, Inc.	19,010	1,660
Texas Instruments, Inc.	31,854	5,263
VeriSign, Inc. *	29,434	6,047
Visa, Inc. - Class A	20,343	4,226
Workday, Inc. - Class A *	7,415	1,241

Total		110,886

Materials (2.7%)
Ball Corp.	19,542	999
Celanese Corp. - Class A	24,980	2,554
Crown Holdings, Inc.	15,210	1,250
FMC Corp.	31,095	3,881
Linde PLC	13,429	4,380
PPG Industries, Inc.	20,284	2,551

Total		15,615

Real Estate (1.6%)
CBRE Group, Inc. - Class A	20,643	1,589
Prologis, Inc.	13,883	1,565
Sun Communities, Inc.	16,406	2,346
Welltower, Inc.	56,230	3,686

Total		9,186

Common Stocks (98.0%)	Shares/ Par +	Value $ (000’s)

Telecommunication Services (0.7%)
AT&T, Inc.	229,376	4,223

Total		4,223

Utilities (3.9%)
The AES Corp.	118,722	3,414
Duke Energy Corp.	56,609	5,830
Edison International	55,952	3,560
Exelon Corp.	93,024	4,021
FirstEnergy Corp.	124,222	5,210

Total		22,035

Total Common Stocks
(Cost: $508,279)		554,724

Investment Companies (1.3%)
Investment Companies (1.3%)
SPDR S&P 500 ETF Trust	19,365	7,406

Total		7,406

Total Investment Companies
(Cost: $7,736)		7,406

Total Investments (99.3%)
(Cost: $516,015)@		562,130

Other Assets, Less
Liabilities (0.7%)		4,065

Net Assets (100.0%)		566,195

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $527,162 and the net unrealized appreciation of investments based on that cost was $34,968 which is comprised of $77,374 aggregate gross unrealized appreciation and $42,406 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$554,724	$-	$-
Investment Companies	7,406	-	-
Total Assets:	$562,130	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Blend Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of U.S. large capitalization companies listed or traded on U.S. securities exchanges.	$196 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Blend Portfolio (the “Portfolio”), has engaged Fiduciary Management, Inc. (“FMI”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in equity securities of large capitalization companies listed or traded on U.S. securities exchanges. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio uses fundamental analysis to look for stocks of good businesses that are selling at value prices. The Portfolio employs a focused investment strategy, typically investing in a core group of 20-30 large capitalization common stocks and American Depositary Receipts.

MARKET OVERVIEW

Equities declined for much of 2022, before rallying in the fourth quarter. It is impossible to know if the recent rally spells the end of the 2022 bear market. Many prior bear markets have had a distinct sawtooth action, with strong rallies segueing into lower lows, before eventually reaching a “final” bottom and beginning a new bull market. In 2022, many stocks declined precipitously from their peaks, including a number in the Portfolio.

Unlike the unproven and unprofitable companies that have become public in recent years, many of whom lack the wherewithal to survive without outside capital, the Portfolio companies have the financial strength to weather idiosyncratic problems or cyclical weakness. The meltdown in speculative areas such as special purpose acquisition companies and cryptocurrency is encouraging. Perhaps this signifies the end of a wild and unsustainable period where abnormally low interest rates and a virtual suspension of concern regarding high valuations, made people feel there was little downside to investing. There is no way, of course, to know if the bear market is over, but it really should not matter for long-term investors.

PORTFOLIO RESULTS

The Portfolio returned (13.78%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the S&P 500® Index (the “Index”) returned (18.11%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the Large Cap Core Funds peer group was (16.29%).

The largest contributing sectors for the Portfolio’s return were Consumer Discretionary, Financials and Information Technology. Underperforming sectors included Health Care, Energy and Consumer Staples. In terms of specific stocks, large contributors included Schlumberger, Ltd., an oilfield services company, Arch Capital Group, Ltd. and The Progressive Corp., both insurance companies.

Specific holdings in the Information Technology sector that detracted included Micron Technology, Inc., Meta Platforms Inc. Class A and Sony Group Corp. ADR.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of FMI, the Portfolio’s sub-adviser.

Despite a challenging near-term outlook, we are encouraged by labor markets remaining tight globally, rising nominal wages (though they have still yet to catch up with inflation in most economies), China’s reopening following pandemic-related lockdowns, improvements in supply chains and the appearance that inflation may have peaked. Economic growth may surprise on the upside in the coming years. We believe the normalization of interest rates is an encouraging development, as ultra-low rates led to significant speculation, asset price inflation, financial engineering and value-destructive merger and acquisition (M&A) activity. Normal interest rates will help force companies to prioritize organic capital investment (capex) and research & development (R&D), which would do a lot more for underlying economic growth, value and employment than the aforementioned.

Large Cap Blend Portfolio (unaudited)

The current roster of Portfolio constituents trade at a significant discount to the S&P 500® Index. The current backdrop is far more conducive for stock picking than was the case in recent years, as valuations have compressed, investor sentiment is low and interest rates are finally on a path toward normalization. Owning high quality businesses with strong balance sheets that trade at a discount to the market should be a winning formula, once again.

Over the past year, we have purchased and added to several high quality cyclicals, including CarMax, Inc. (new position), Micron Technology, Inc., and Sony Group Corporation Sponsored ADR. We spend significant time assessing what companies will earn “on average” over a cycle and whether each stock represents good value based on this. We would rather buy a somewhat cyclical company that is cheap on average earnings than pay a steep price for a steadier business. Ironically, despite the recent bear market, many defensive businesses are still trading at nosebleed valuations. It seems foolish to chase these stocks today.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Large Cap Blend Portfolio	-13.78%	5.99%	10.06%
S&P 500® Index	-18.11%	9.41%	12.56%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	-16.29%	8.45%	11.57%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

   Top 10 Holdings 12/31/22

Security Description	% of Net Assets
Berkshire Hathaway, Inc. - Class B	5.8%
The Charles Schwab Corp.	5.4%
Dollar General Corp.	4.8%
Booking Holdings, Inc.	4.5%
Ferguson PLC	4.2%
UnitedHealth Group, Inc.	4.0%
Sony Group Corp., ADR	3.9%
Alphabet, Inc. - Class A	3.9%
CDW Corp.	3.7%
Unilever PLC, ADR	3.7%

   Sector Allocation 12/31/22

Sector	% of Net Assets
Financials	23.4%
Consumer Discretionary	21.1%
Industrials	15.7%
Health Care	9.7%
Information Technology	9.6%
Communication Services	7.0%
Short-Term Investments & Other Net Assets	4.6%
Consumer Staples	3.7%
Materials	3.2%
Energy	2.0%

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Blend Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (95.4%)	Shares/ Par +	Value $ (000’s)

Communication Services (7.0%)
Alphabet, Inc. - Class A *	85,742	7,565
Omnicom Group, Inc.	75,518	6,160

Total		13,725

Consumer Discretionary (21.1%)
Booking Holdings, Inc. *	4,331	8,728
CarMax, Inc. *	90,806	5,529
Dollar General Corp.	37,991	9,355
Dollar Tree, Inc. *	47,570	6,729
Sony Group Corp., ADR	99,724	7,607
The TJX Cos., Inc.	42,189	3,358

Total		41,306

Consumer Staples (3.7%)
Unilever PLC, ADR	143,464	7,223

Total		7,223

Energy (2.0%)
Schlumberger, Ltd.	75,179	4,019

Total		4,019

Common Stocks (95.4%)	Shares/ Par +	Value $ (000’s)

Financials (23.4%)
Arch Capital Group, Ltd. *	78,625	4,936
Berkshire Hathaway, Inc. - Class B *	36,725	11,344
BlackRock, Inc.	6,113	4,332
The Charles Schwab Corp.	127,779	10,639
JPMorgan Chase & Co.	35,966	4,823
Northern Trust Corp.	65,738	5,817
The Progressive Corp.	30,202	3,918

Total		45,809

Health Care (9.7%)
Fresenius Medical Care AG & Co. KGaA, ADR	155,359	2,539
Koninklijke Philips NV	248,126	3,719
Smith & Nephew PLC, ADR	178,319	4,795
UnitedHealth Group, Inc.	14,882	7,890

Total		18,943

Common Stocks (95.4%)	Shares/ Par +	Value $ (000’s)

Industrials (15.7%)
Carlisle Cos., Inc.	21,530	5,074
Eaton Corp. PLC	31,323	4,916
Ferguson PLC	65,413	8,305
Masco Corp.	145,008	6,768
PACCAR, Inc.	57,108	5,652

Total		30,715

Information Technology (9.6%)
CDW Corp.	41,002	7,322
Micron Technology, Inc.	109,840	5,490
SAP SE, ADR	58,960	6,084

Total		18,896

Materials (3.2%)
Avery Dennison Corp.	34,939	6,324

Total		6,324

Total Common Stocks
(Cost: $168,467)		186,960

Total Investments (95.4%)
(Cost: $168,467)@		186,960

Other Assets, Less
Liabilities (4.6%)		8,967

Net Assets (100.0%)		195,927

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $169,235 and the net unrealized appreciation of investments based on that cost was $17,725 which is comprised of $33,795 aggregate gross unrealized appreciation and $16,070 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$186,960	$-	$-
Total Assets:	$186,960	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P 500® Index.	Invest in stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$4.5 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Index 500 Stock Portfolio (the “Portfolio”), has engaged BlackRock Advisors, LLC (“BlackRock”) to act as sub-advisor for the Portfolio. The Portfolio seeks investment results that approximate the performance of the S&P 500® Index, which is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P 500® Index stock futures to help achieve full replication.

MARKET OVERVIEW

U.S. equity markets declined over the reporting period, marking the worst annual decline since the financial crisis in 2008, as central bank tightening to combat high inflation raised fears of an impending recession. The Federal Reserve raised interest rates seven times during 2022 as continued supply-chain disruptions, strong consumer demand and higher wages drove inflation higher. Russia’s invasion of Ukraine also disrupted financial markets and led to volatile oil and commodity prices and exacerbated supply constraints. U.S. gross domestic product grew in the second half of the year after contracting in the first six months of 2022.

In this environment, large cap stocks, as represented by the S&P 500® Index, posted a return of (18.11%), underperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned (13.06%) and (16.10%), respectively. Meanwhile, the broader bond market, as represented by the Bloomberg® U.S. Aggregate Index, returned (13.01%), while the Bloomberg® U.S. Corporate High Yield Index returned (11.18%).

PORTFOLIO RESULTS

The Index 500 Stock Portfolio returned (18.28)% for the twelve months ended December 31, 2022. By comparison, the S&P500® Index (the “Index”) returned (18.11)%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of equity index futures contracts. According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the S&P 500® Index Funds peer group was (18.39)%.

The Information Technology sector was the largest detractor from the Portfolio’s return as rising inflation and higher bond yields led to a broad-based revaluation of growth stocks. Companies in the software industry declined as the continued global shortage of microprocessors curtailed production of hardware devices such as gaming consoles and computers. The semiconductor industry weakened after the U.S. imposed restrictions on sales of microprocessors to China, and demand from the cryptocurrency industry weakened. The communication equipment industry reported weaker sales in the major market of China, where coronavirus-related lockdowns curbed consumer demand and limited production of electronic devices.

Companies in the Consumer Discretionary sector also detracted meaningfully from the Portfolio’s return, as consumers deferred purchases of non-essential goods and services amid rising prices and an uncertain economic outlook. In the automotive industry, shares in Tesla dropped as demand for its electric vehicles declined and investors grew concerned over Chief Executive Elon Musk’s purchase of Twitter, Inc. Companies in the internet and direct marketing retail industry reported slowing revenues amid weaker e-commerce sales as consumers returned to in-person shopping, while rising inflation rates increased labor costs.

The Communication Services sector also detracted from the Portfolio’s return. Companies in the interactive media and services industry posted weaker digital ad revenues as the weakening economy and slowing sales led businesses to cut their marketing budgets.

Index 500 Stock Portfolio (unaudited)

Conversely, the Energy sector contributed to the Portfolio’s return as the war in Ukraine and Western sanctions against Russia sent oil and gas prices sharply higher early in the year. Companies in the oil, gas and consumable fuels industry posted record profits.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	-18.28%	9.20%	12.32%
S&P 500® Index	-18.11%	9.41%	12.56%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average	-18.39%	9.02%	12.15%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

The Portfolio may invest in exchange traded funds and derivative instruments, such as equity index futures for cash management and liquidity purposes to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

   Top 10 Holdings 12/31/22

Security Description	% of Net Assets
Apple, Inc.	6.0%
Microsoft Corp.	5.5%
Alphabet, Inc., Various	3.1%
Amazon.com, Inc.	2.3%
Berkshire Hathaway, Inc. - Class B	1.7%
UnitedHealth Group, Inc.	1.5%
Johnson & Johnson	1.4%
Exxon Mobil Corp.	1.4%
JPMorgan Chase & Co.	1.2%
NVIDIA Corp.	1.1%

    Sector Allocation 12/31/22

Sector	% of Net Assets
Information Technology	25.4%
Health Care	15.6%
Financials	11.5%
Consumer Discretionary	9.7%
Industrials	8.6%
Communication Services	7.2%
Consumer Staples	7.1%
Energy	5.2%
Utilities	3.1%
Materials	2.7%
Real Estate	2.7%
Short-Term Investments & Other Net Assets	1.2%

Sector Allocation and Top 10 Holdings are subject to change.

Index 500 Stock Portfolio

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Communication Services (7.2%)
Activision Blizzard, Inc.	97,136	7,436
Alphabet, Inc. - Class A *	820,471	72,390
Alphabet, Inc. - Class C *	727,314	64,535
AT&T, Inc.	978,988	18,023
Charter Communications, Inc. - Class A *	15,125	5,129
Comcast Corp. - Class A	592,580	20,722
DISH Network Corp. - Class A *	34,111	479
Electronic Arts, Inc.	36,041	4,403
Fox Corp. - Class A	42,670	1,296
Fox Corp. - Class B	19,610	558
The Interpublic Group of Companies, Inc.	53,804	1,792
Live Nation Entertainment, Inc. *	19,386	1,352
Lumen Technologies, Inc.	129,966	678
Match Group, Inc. *	38,733	1,607
Meta Platforms, Inc. - Class A *	308,885	37,171
Netflix, Inc. *	61,129	18,026
News Corp. - Class A	53,931	982
News Corp. - Class B	16,798	310
Omnicom Group, Inc.	27,902	2,276
Paramount Global - Class B	68,901	1,163
Take-Two Interactive Software, Inc. *	21,634	2,253
T-Mobile US, Inc. *	82,132	11,498
Verizon Communications, Inc.	576,901	22,730
The Walt Disney Co. *	250,421	21,757
Warner Bros. Discovery, Inc. *	299,918	2,843

Total		321,409

Consumer Discretionary (9.7%)
Advance Auto Parts, Inc.	8,285	1,218
Amazon.com, Inc. *	1,219,159	102,409
Aptiv PLC *	36,968	3,443
AutoZone, Inc. *	2,659	6,558
Bath & Body Works, Inc.	31,151	1,313
Best Buy Co., Inc.	27,460	2,203
Booking Holdings, Inc. *	5,418	10,919
BorgWarner, Inc.	32,487	1,308
Caesars Entertainment, Inc. *	28,727	1,195

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Consumer Discretionary continued
CarMax, Inc. *	21,680	1,320
Carnival Corp. *	134,683	1,085
Chipotle Mexican Grill, Inc. *	3,777	5,241
D.R. Horton, Inc.	43,442	3,872
Darden Restaurants, Inc.	16,917	2,340
Dollar General Corp.	31,029	7,641
Dollar Tree, Inc. *	28,801	4,074
Domino’s Pizza, Inc.	4,889	1,694
eBay, Inc.	75,928	3,149
Etsy, Inc. *	17,231	2,064
Expedia Group, Inc. *	20,744	1,817
Ford Motor Co.	538,876	6,267
Garmin, Ltd.	20,577	1,899
General Motors Co.	198,944	6,692
Genuine Parts Co.	19,204	3,332
Hasbro, Inc.	17,580	1,073
Hilton Worldwide Holdings, Inc.	37,748	4,770
The Home Depot, Inc.	140,622	44,417
Las Vegas Sands Corp. *	45,538	2,189
Lennar Corp. - Class A	34,697	3,140
LKQ Corp.	35,613	1,902
Lowe’s Companies, Inc.	85,262	16,988
Marriott International, Inc. - Class A	37,641	5,604
McDonald’s Corp.	100,300	26,432
MGM Resorts International	44,519	1,493
Mohawk Industries, Inc. *	6,980	713
Newell Brands, Inc.	49,793	651
NIKE, Inc. - Class B	172,495	20,184
Norwegian Cruise Line Holdings, Ltd. *	57,774	707
NVR, Inc. *	419	1,933
O’Reilly Automotive, Inc. *	8,699	7,342
Pool Corp.	5,435	1,643
PulteGroup, Inc.	32,228	1,467
Ralph Lauren Corp.	5,853	618
Ross Stores, Inc.	47,835	5,552
Royal Caribbean Cruises, Ltd. *	29,997	1,483
Starbucks Corp.	157,679	15,642
Tapestry, Inc.	34,111	1,299
Target Corp.	63,269	9,430
Tesla, Inc. *	368,695	45,416
The TJX Cos., Inc.	159,981	12,734
Tractor Supply Co.	15,233	3,427
Ulta Beauty, Inc. *	7,083	3,322
VF Corp.	44,116	1,218

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Consumer Discretionary continued
Whirlpool Corp.	7,622	1,078
Wynn Resorts, Ltd. *	14,416	1,189
Yum! Brands, Inc.	39,039	5,000

Total		433,109

Consumer Staples (7.1%)
Altria Group, Inc.	245,555	11,224
Archer-Daniels-Midland Co.	76,577	7,110
Brown-Forman Corp. - Class B	25,179	1,654
Campbell Soup Co.	27,937	1,585
Church & Dwight Co., Inc.	33,144	2,672
The Clorox Co.	16,949	2,378
The Coca-Cola Co.	534,626	34,008
Colgate-Palmolive Co.	114,728	9,039
Conagra Brands, Inc.	65,083	2,519
Constellation Brands, Inc. - Class A	22,298	5,168
Costco Wholesale Corp.	60,798	27,754
The Estee Lauder Cos., Inc. - Class A	31,629	7,847
General Mills, Inc.	81,282	6,815
The Hershey Co.	20,040	4,641
Hormel Foods Corp.	38,729	1,764
The J.M. Smucker Co.	14,454	2,290
Kellogg Co.	35,160	2,505
Keurig Dr. Pepper, Inc.	115,930	4,134
Kimberly-Clark Corp.	45,951	6,238
The Kraft Heinz Co.	108,684	4,425
The Kroger Co.	88,977	3,967
Lamb Weston Holdings, Inc.	19,529	1,745
McCormick & Co., Inc.	34,058	2,823
Molson Coors Beverage Co. - Class B	25,954	1,337
Mondelez International, Inc.	187,693	12,510
Monster Beverage Corp. *	52,481	5,328
PepsiCo, Inc.	189,247	34,189
Philip Morris International, Inc.	212,941	21,552
The Procter & Gamble Co.	326,044	49,415
Sysco Corp.	69,516	5,315
Tyson Foods, Inc. - Class A	39,540	2,461
Walgreens Boots Alliance, Inc.	97,233	3,633

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Consumer Staples continued
Walmart, Inc.	194,489	27,577

Total		317,622

Energy (5.2%)
APA Corp.	44,554	2,080
Baker Hughes	138,049	4,077
Chevron Corp.	244,362	43,860
ConocoPhillips	171,164	20,197
Coterra Energy, Inc.	109,286	2,685
Devon Energy Corp.	89,345	5,496
Diamondback Energy, Inc.	24,253	3,317
EOG Resources, Inc.	79,963	10,357
EQT Corp.	50,442	1,706
Exxon Mobil Corp.	565,702	62,397
Halliburton Co.	123,748	4,869
Hess Corp.	38,081	5,401
Kinder Morgan, Inc.	270,523	4,891
Marathon Oil Corp.	92,453	2,503
Marathon Petroleum Corp.	64,377	7,493
Occidental Petroleum Corp.	101,678	6,405
ONEOK, Inc.	60,900	4,001
Phillips 66	65,249	6,791
Pioneer Natural Resources Co.	32,565	7,437
Schlumberger, Ltd.	194,781	10,413
Targa Resources Corp.	30,908	2,272
Valero Energy Corp.	53,923	6,841
The Williams Cos., Inc.	165,192	5,435

Total		230,924

Financials (11.5%)
Aflac, Inc.	78,462	5,645
The Allstate Corp.	36,881	5,001
American Express Co.	81,840	12,092
American International Group, Inc.	103,756	6,561
Ameriprise Financial, Inc.	14,759	4,595
Aon PLC	28,804	8,645
Arch Capital Group, Ltd. *	50,394	3,164
Arthur J. Gallagher & Co.	28,962	5,460
Assurant, Inc.	7,147	894
Bank of America Corp.	958,729	31,753
The Bank of New York Mellon Corp.	100,792	4,588
Berkshire Hathaway, Inc. - Class B *	247,490	76,450
BlackRock, Inc.	20,571	14,577
Brown & Brown, Inc.	31,816	1,813
Capital One Financial Corp.	52,370	4,868
Cboe Global Markets, Inc.	14,402	1,807
The Charles Schwab Corp.	208,345	17,347

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Financials continued
Chubb, Ltd.	56,985	12,571
Cincinnati Financial Corp.	21,722	2,224
Citigroup, Inc.	266,052	12,034
Citizens Financial Group, Inc.	67,739	2,667
CME Group, Inc.	49,043	8,247
Comerica, Inc.	17,893	1,196
Discover Financial Services	37,273	3,646
Everest Re Group, Ltd.	5,448	1,805
FactSet Research Systems, Inc.	5,233	2,099
Fifth Third Bancorp	94,118	3,088
First Republic Bank	24,931	3,039
Franklin Resources, Inc.	37,588	992
Globe Life, Inc.	12,303	1,483
The Goldman Sachs Group, Inc.	46,580	15,995
The Hartford Financial Services Group, Inc.	44,091	3,343
Huntington Bancshares, Inc.	195,187	2,752
Intercontinental Exchange, Inc.	76,199	7,817
Invesco, Ltd.	62,069	1,117
JPMorgan Chase & Co.	402,915	54,031
KeyCorp	126,465	2,203
Lincoln National Corp.	21,136	649
Loews Corp.	27,287	1,592
M&T Bank Corp.	23,962	3,476
MarketAxess Holdings, Inc.	5,237	1,461
Marsh & McLennan Cos., Inc.	67,981	11,249
MetLife, Inc.	91,418	6,616
Moody’s Corp.	21,532	5,999
Morgan Stanley	182,718	15,535
MSCI, Inc.	11,002	5,118
Nasdaq, Inc.	46,248	2,837
Northern Trust Corp.	28,671	2,537
The PNC Financial Services Group, Inc.	56,092	8,859
Principal Financial Group, Inc.	31,872	2,675
The Progressive Corp.	79,809	10,352
Prudential Financial, Inc.	50,859	5,058
Raymond James Financial, Inc.	26,365	2,817
Regions Financial Corp.	127,547	2,750
S&P Global, Inc.	45,742	15,321
Signature Bank	8,681	1,000
State Street Corp.	50,160	3,891
SVB Financial Group *	7,985	1,838
Synchrony Financial	65,734	2,160

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Financials continued
T. Rowe Price Group, Inc.	30,827	3,362
The Travelers Cos., Inc.	32,544	6,102
Truist Financial Corp.	180,785	7,779
U.S. Bancorp	184,483	8,045
W.R. Berkley Corp.	28,414	2,062
Wells Fargo & Co.	523,421	21,612
Willis Towers Watson PLC	15,120	3,698
Zions Bancorp NA	20,072	987

Total		515,046

Health Care (15.6%)
Abbott Laboratories	239,503	26,295
AbbVie, Inc.	242,924	39,259
Agilent Technologies, Inc.	40,703	6,091
Align Technology, Inc. *	9,937	2,096
AmerisourceBergen Corp.	22,246	3,686
Amgen, Inc.	73,294	19,250
Baxter International, Inc.	69,248	3,530
Becton Dickinson and Co.	38,914	9,896
Biogen, Inc. *	19,862	5,500
Bio-Rad Laboratories, Inc. - Class A *	2,969	1,248
Bio-Techne Corp.	21,192	1,756
Boston Scientific Corp. *	196,747	9,104
Bristol-Myers Squibb Co.	291,346	20,962
Cardinal Health, Inc.	36,935	2,839
Catalent, Inc. *	24,453	1,101
Centene Corp. *	77,990	6,396
Charles River Laboratories International, Inc. *	6,814	1,485
Cigna Corp.	41,997	13,915
The Cooper Cos., Inc.	6,765	2,237
CVS Health Corp.	180,491	16,820
Danaher Corp.	89,996	23,887
DaVita, Inc. *	7,599	567
DENTSPLY SIRONA, Inc.	30,149	960
Dexcom, Inc. *	53,233	6,028
Edwards Lifesciences Corp. *	84,512	6,305
Elevance Health, Inc.	32,776	16,813
Eli Lilly & Co.	108,331	39,632
Gilead Sciences, Inc.	172,287	14,791
HCA Healthcare, Inc.	29,372	7,048
Henry Schein, Inc. *	18,723	1,495
Hologic, Inc. *	34,293	2,566
Humana, Inc.	17,268	8,845
IDEXX Laboratories, Inc. *	11,391	4,647

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Illumina, Inc. *	21,436	4,334
Incyte Corp. *	25,678	2,063
Intuitive Surgical, Inc. *	48,666	12,914
IQVIA Holdings, Inc. *	25,448	5,214
Johnson & Johnson	358,740	63,371
Laboratory Corp. of America Holdings	12,378	2,915
McKesson Corp.	19,715	7,396
Medtronic PLC	182,577	14,190
Merck & Co., Inc.	348,270	38,641
Mettler-Toledo International, Inc. *	3,076	4,446
Moderna, Inc. *	45,905	8,245
Molina Healthcare, Inc. *	7,880	2,602
Organon & Co.	34,671	968
PerkinElmer, Inc.	17,351	2,433
Pfizer, Inc.	771,063	39,509
Quest Diagnostics, Inc.	15,918	2,490
Regeneron Pharmaceuticals, Inc. *	14,651	10,571
ResMed, Inc.	20,038	4,171
STERIS PLC	13,580	2,508
Stryker Corp.	46,264	11,311
Teleflex, Inc.	6,424	1,604
Thermo Fisher Scientific, Inc.	53,873	29,667
UnitedHealth Group, Inc.	128,345	68,046
Universal Health Services, Inc. - Class B	9,104	1,283
Vertex Pharmaceuticals, Inc. *	35,260	10,182
Viatris, Inc.	166,424	1,852
Waters Corp. *	8,069	2,764
West Pharmaceutical Services, Inc.	10,046	2,364
Zimmer Biomet Holdings, Inc.	28,593	3,646
Zoetis, Inc.	63,912	9,366

Total		698,116

Industrials (8.6%)
3M Co.	75,538	9,059
A.O. Smith Corp.	17,636	1,009
Alaska Air Group, Inc. *	17,059	733
Allegion PLC	12,067	1,270
American Airlines Group, Inc. *	88,090	1,121
AMETEK, Inc.	31,317	4,376
The Boeing Co. *	76,954	14,659
C.H. Robinson Worldwide, Inc.	16,903	1,548
Carrier Global Corp.	115,143	4,750
Caterpillar, Inc.	72,031	17,256
Cintas Corp.	11,856	5,354

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Industrials continued
Copart, Inc. *	58,372	3,554
CoStar Group, Inc. *	55,864	4,317
CSX Corp.	292,163	9,051
Cummins, Inc.	19,166	4,644
Deere & Co.	37,949	16,271
Delta Air Lines, Inc. *	87,814	2,886
Dover Corp.	19,552	2,648
Eaton Corp. PLC	54,346	8,530
Emerson Electric Co.	80,561	7,739
Equifax, Inc.	16,592	3,225
Expeditors International of Washington, Inc.	22,751	2,364
Fastenal Co.	78,066	3,694
FedEx Corp.	32,618	5,649
Fortive Corp.	48,784	3,134
Generac Holdings, Inc. *	8,613	867
General Dynamics Corp.	30,684	7,613
General Electric Co.	150,092	12,576
Honeywell International, Inc.	91,922	19,699
Howmet Aerospace, Inc.	51,011	2,010
Huntington Ingalls Industries, Inc.	5,379	1,241
IDEX Corp.	10,443	2,384
Illinois Tool Works, Inc.	38,438	8,468
Ingersoll-Rand, Inc.	55,152	2,882
J.B. Hunt Transport
Services, Inc.	11,517	2,008
Jacobs Solutions, Inc.	17,445	2,095
Johnson Controls International PLC	94,349	6,038
L3Harris Technologies, Inc.	26,158	5,446
Leidos Holdings, Inc.	18,535	1,950
Lockheed Martin Corp.	32,121	15,627
Masco Corp.	30,771	1,436
Nordson Corp.	7,294	1,734
Norfolk Southern Corp.	32,226	7,941
Northrop Grumman Corp.	19,817	10,812
Old Dominion Freight Line, Inc.	12,453	3,534
Otis Worldwide Corp.	57,341	4,490
PACCAR, Inc.	47,137	4,665
Parker Hannifin Corp.	17,516	5,097
Pentair PLC	22,947	1,032
Quanta Services, Inc.	19,515	2,781
Raytheon Technologies Corp.	201,464	20,332
Republic Services, Inc.	28,276	3,647
Robert Half International, Inc.	14,988	1,107
Rockwell Automation, Inc.	15,768	4,061
Rollins, Inc.	30,518	1,115
Snap-on, Inc.	7,239	1,654

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Industrials continued
Southwest Airlines Co. *	80,951	2,726
Stanley Black & Decker, Inc.	20,474	1,538
Textron, Inc.	29,542	2,092
Trane Technologies PLC	31,717	5,331
TransDigm Group, Inc.	7,033	4,428
Union Pacific Corp.	85,175	17,637
United Continental Holdings, Inc. *	44,908	1,693
United Parcel Service, Inc. - Class B	99,858	17,359
United Rentals, Inc. *	9,549	3,394
Verisk Analytics, Inc.	21,607	3,812
W.W. Grainger, Inc.	6,178	3,437
Waste Management, Inc.	51,322	8,051
Westinghouse Air Brake Technologies Corp.	24,771	2,472
Xylem, Inc.	24,425	2,701

Total		381,854

Information Technology (25.4%)
Accenture PLC - Class A	86,308	23,030
Adobe, Inc. *	63,857	21,490
Advanced Micro Devices, Inc. *	220,326	14,271
Akamai Technologies, Inc. *	21,741	1,833
Amphenol Corp. - Class A	81,162	6,180
Analog Devices, Inc.	71,019	11,649
ANSYS, Inc. *	11,847	2,862
Apple, Inc.	2,054,080	266,887
Applied Materials, Inc.	118,700	11,559
Arista Networks, Inc. *	33,629	4,081
Autodesk, Inc. *	29,502	5,513
Automatic Data Processing, Inc.	56,982	13,611
Broadcom, Inc.	55,633	31,106
Broadridge Financial Solutions, Inc.	15,949	2,139
Cadence Design Systems, Inc. *	37,299	5,992
CDW Corp.	18,598	3,321
Ceridian HCM Holding, Inc. *	20,884	1,340
Cisco Systems, Inc.	565,016	26,917
Cognizant Technology Solutions Corp. - Class A	70,684	4,042
Corning, Inc.	103,095	3,293
DXC Technology Co. *	31,366	831
Enphase Energy, Inc. *	18,483	4,897
EPAM Systems, Inc. *	7,827	2,565
F5, Inc. *	8,201	1,177

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Fidelity National Information Services, Inc.	82,835	5,620
First Solar, Inc. *	13,619	2,040
Fiserv, Inc. *	87,268	8,820
FLEETCOR Technologies, Inc. *	10,235	1,880
Fortinet, Inc. *	89,300	4,366
Gartner, Inc. *	10,923	3,672
Global Payments, Inc.	37,818	3,756
Hewlett Packard Enterprise Co.	177,540	2,834
HP, Inc.	124,171	3,336
Intel Corp.	566,898	14,983
International Business Machines Corp.	124,194	17,498
Intuit, Inc.	38,719	15,070
Jack Henry & Associates, Inc.	9,805	1,721
Juniper Networks, Inc.	44,995	1,438
Keysight Technologies, Inc. *	24,680	4,222
KLA Corp.	19,349	7,295
Lam Research Corp.	18,690	7,855
Mastercard, Inc. - Class A	116,471	40,500
Microchip Technology, Inc.	75,655	5,315
Micron Technology, Inc.	150,519	7,523
Microsoft Corp.	1,023,971	245,569
Monolithic Power Systems, Inc.	6,065	2,145
Motorola Solutions, Inc.	22,707	5,852
NetApp, Inc.	29,982	1,801
NortonLifeLock, Inc.	80,787	1,731
NVIDIA Corp.	341,662	49,931
NXP Semiconductors NV	35,888	5,671
ON Semiconductor Corp. *	58,929	3,675
Oracle Corp.	211,102	17,256
Paychex, Inc.	43,577	5,036
Paycom Software, Inc. *	6,632	2,058
PayPal Holdings, Inc. *	157,796	11,238
PTC, Inc. *	14,404	1,729
Qorvo, Inc. *	14,082	1,276
QUALCOMM, Inc.	153,984	16,929
Roper Technologies, Inc.	14,478	6,256
Salesforce, Inc. *	137,363	18,213
Seagate Technology Holdings PLC	26,807	1,410
ServiceNow, Inc. *	27,747	10,773
Skyworks Solutions, Inc.	22,141	2,018
SolarEdge Technologies, Inc. *	7,678	2,175
Synopsys, Inc. *	20,764	6,630

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
TE Connectivity, Ltd.	43,695	5,016
Teledyne Technologies, Inc. *	6,386	2,554
Teradyne, Inc.	21,347	1,865
Texas Instruments, Inc.	124,671	20,598
Trimble, Inc. *	34,306	1,735
Tyler Technologies, Inc. *	5,685	1,833
VeriSign, Inc. *	12,923	2,655
Visa, Inc. - Class A	224,591	46,661
Western Digital Corp. *	41,969	1,324
Zebra Technologies Corp. - Class A *	7,122	1,826

Total		1,135,769

Materials (2.7%)
Air Products and Chemicals, Inc.	30,263	9,329
Albemarle Corp.	15,981	3,466
Amcor PLC	203,784	2,427
Avery Dennison Corp.	11,082	2,006
Ball Corp.	43,463	2,223
Celanese Corp. - Class A	13,601	1,391
CF Industries Holdings, Inc.	27,188	2,316
Corteva, Inc.	98,151	5,769
Dow, Inc.	98,748	4,976
DuPont de Nemours, Inc.	68,968	4,733
Eastman Chemical Co.	16,757	1,365
Ecolab, Inc.	33,833	4,925
FMC Corp.	17,080	2,132
Freeport-McMoRan, Inc.	195,117	7,414
International Flavors & Fragrances, Inc.	35,022	3,672
International Paper Co.	50,266	1,741
Linde PLC	68,000	22,180
LyondellBasell Industries NV - Class A	34,717	2,882
Martin Marietta Materials, Inc.	8,458	2,858
The Mosaic Co.	47,110	2,067
Newmont Corp.	108,025	5,099
Nucor Corp.	35,719	4,708
Packaging Corp. of America	12,708	1,625
PPG Industries, Inc.	32,034	4,028
Sealed Air Corp.	19,812	988
The Sherwin-Williams Co.	32,182	7,638
Steel Dynamics, Inc.	22,911	2,238
Vulcan Materials Co.	18,022	3,156
WestRock Co.	34,564	1,215

Total		120,567

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Real Estate (2.7%)
Alexandria Real Estate Equities, Inc.	20,517	2,989
American Tower Corp.	63,957	13,550
AvalonBay Communities, Inc.	19,230	3,106
Boston Properties, Inc.	19,540	1,321
Camden Property Trust	14,447	1,616
CBRE Group, Inc. - Class A *	44,330	3,412
Crown Castle International Corp.	59,086	8,014
Digital Realty Trust, Inc.	39,637	3,974
Equinix, Inc.	12,711	8,326
Equity Residential	46,410	2,738
Essex Property Trust, Inc.	8,971	1,901
Extra Space Storage, Inc.	18,212	2,681
Federal Realty Investment Trust	9,945	1,005
Healthpeak Properties, Inc.	74,265	1,862
Host Hotels & Resorts, Inc.	97,298	1,562
Invitation Homes, Inc.	79,117	2,345
Iron Mountain, Inc.	39,752	1,982
Kimco Realty Corp.	84,389	1,787
Mid-America Apartment Communities, Inc.	15,777	2,477
Prologis, Inc.	126,797	14,294
Public Storage	21,557	6,040
Realty Income Corp.	86,148	5,464
Regency Centers Corp.	21,039	1,315
SBA Communications Corp.	14,831	4,157
Simon Property Group, Inc.	44,666	5,247
UDR, Inc.	41,674	1,614
Ventas, Inc.	54,208	2,442
VICI Properties, Inc.	132,294	4,286
Vornado Realty Trust	21,635	450
Welltower, Inc.	64,907	4,255
Weyerhaeuser Co.	100,972	3,130

Total		119,342

Utilities (3.1%)
The AES Corp.	91,753	2,639
Alliant Energy Corp.	34,454	1,902
Ameren Corp.	35,531	3,159
American Electric Power Co., Inc.	70,100	6,656
American Water Works Co., Inc.	24,976	3,807
Atmos Energy Corp.	18,854	2,113
CenterPoint Energy, Inc.	86,516	2,595
CMS Energy Corp.	39,499	2,502
Consolidated Edison, Inc.	48,514	4,624

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Utilities continued
Constellation Energy Corp.	44,597	3,845
Dominion Energy, Inc.	113,591	6,965
DTE Energy Co.	26,492	3,114
Duke Energy Corp.	105,778	10,894
Edison International	52,029	3,310
Entergy Corp.	27,973	3,147
Evergy, Inc.	31,291	1,969
Eversource Energy	47,845	4,011
Exelon Corp.	136,504	5,901
FirstEnergy Corp.	74,066	3,106
NextEra Energy, Inc.	272,963	22,820
NiSource, Inc.	55,036	1,509
NRG Energy, Inc.	32,181	1,024
PG&E Corp. *	219,626	3,571
Pinnacle West Capital Corp.	15,533	1,181
PPL Corp.	100,820	2,946
Public Service Enterprise Group, Inc.	68,537	4,199
Sempra Energy	42,913	6,632
The Southern Co.	149,544	10,679
WEC Energy Group, Inc.	43,219	4,052
Xcel Energy, Inc.	74,634	5,233

Total		140,105

Total Common Stocks
(Cost: $1,768,591)		4,413,863

Total Investments (98.8%)
(Cost: $1,768,591)@		4,413,863

Other Assets, Less
Liabilities (1.2%)		52,051

Net Assets (100.0%)		4,465,914

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
E-mini S&P 500 Futures	Long	USD	13	266	3/23	$51,351	$(1,529)	$(143)

							$(1,529)	$(143)

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$–	$–	$–	$–	$(143)	$(143)	$–

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,769,446 and the net unrealized appreciation of investments based on that cost was $2,642,888 which is comprised of $2,788,845 aggregate gross unrealized appreciation and $145,957 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$4,413,863	$-	$-
Total Assets:	$4,413,863	$-	$-
Liabilities:
Other Financial Instruments^
Futures	(1,529)	-	-
Total Liabilities:	$(1,529)	$-	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Current income is a secondary objective.	Invest primarily in equity securities of larger companies considered to be undervalued.	$152 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Company Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio looks for stocks of companies that it believes are undervalued at the time of purchase. The Portfolio attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the Portfolio believes more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market.

MARKET OVERVIEW

Despite a rally in the fourth quarter, broad U.S. equity markets fell significantly in 2022. Equities were pressured by fears that higher interest rates and persistently high inflation may derail economic expansion and weaken corporate profits. Against this backdrop, value stocks held up better than growth stocks by a notable margin.

PORTFOLIO RESULTS

The Portfolio returned (0.34%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned (7.54%). (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the Large Cap Value Funds peer group was (6.97%).

Several of the Portfolio’s positions in the Financials sector positively impacted returns relative to the benchmark, particularly in the insurance and capital markets industries. The Allstate Corp., an insurance company, was one of the Portfolio’s top contributors. Allstate announced accelerating price increases on its automobile policies, while some of Allstate’s costs continued to moderate. In turn, investors priced in higher levels of profitability. Aflac, a life insurance company, was another notable contributor. In general, life insurance stocks performed well due to higher interest rates and lower pandemic-related disruption.

The Portfolio’s investments in the Information Technology sector, coupled with the Portfolio’s underweight to the sector relative to the benchmark, also buoyed relative results. Lack of exposure to Intel Corp., a semiconductor chip manufacturer, was particularly beneficial. Intel came under pressure due to weakness in the consumer PC market and Intel’s large revenue exposure to China. Intel’s elevated capital spending amid the potential peaking of the semiconductor cycle also weighed on shares.

On the other hand, the Portfolio’s underweight to the Energy sector detracted from its return, as the Energy sector outperformed the broad market due to strength in commodity prices. However, TotalEnergies SE was a top individual contributor. Shares of this integrated energy company outperformed as investors welcomed a strategic update. In addition, commodity prices remained supportive, boosting the company’s free cash flow generation.

Medtronic PLC and F5, Inc. were other notable detractors. Shares of Medtronic, a medical device company, were hurt by disappointing results for its renal denervation trial. Renal denervation is a blood pressure treatment. Medtronic also announced weak quarterly earnings, driven by supply chain pressures and a slower-than-expected return in procedure volumes. Shares of F5, an application services company, underperformed due to initial signs of an information technology spending slowdown in Europe. F5’s fiscal year 2023 guidance beat expectations, but the company predicted lower software growth than it originally expected.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We ended the period with an overweight in Consumer Staples. We have identified select companies in the sector that we believe are trading at a discount to their intrinsic value. While input costs have risen in this inflationary environment, many

Large Company Value Portfolio (unaudited)

Consumer Staples companies have been able to improve efficiencies and pass along rising costs through pricing without significantly impacting demand. We think these steps may lead to a positive inflection for select companies in 2023.

Conversely, we maintained our underweight in Real Estate due to valuations that we believe are elevated throughout the sector. We are also underweight in Communication Services. According to our analysis, many companies in the Communication Services sector do not meet our investment criteria due to their volatile business models and higher levels of leverage.

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Large Company Value Portfolio	-0.34%	7.95%	10.36%
Russell 1000® Value Index	-7.54%	6.67%	10.29%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	-6.97%	7.07%	10.32%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

  Top 10 Holdings 12/31/22

Security Description	% of Net Assets
Johnson & Johnson	4.6%
Medtronic PLC	4.2%
Zimmer Biomet Holdings, Inc.	3.2%
Berkshire Hathaway, Inc. - Class B	3.1%
JPMorgan Chase & Co.	3.1%
Raytheon Technologies Corp.	3.0%
Exxon Mobil Corp.	2.9%
The Bank of New York Mellon Corp.	2.7%
Verizon Communications, Inc.	2.6%
Cisco Systems, Inc.	2.5%

Large Company Value Portfolio (unaudited)

  Sector Allocation 12/31/22

Sector	% of Net Assets
Health Care	21.6%
Financials	20.6%
Consumer Staples	13.1%
Industrials	9.6%
Information Technology	7.7%
Energy	7.7%
Utilities	6.2%
Communication Services	3.8%
Consumer Discretionary	3.7%
Materials	3.0%
Short-Term Investments & Other Net Assets	1.1%
Investment Companies	1.0%
Real Estate	0.9%

Sector Allocation and Top 10 Holdings are subject to change.

Large Company Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (97.9%)	Shares/ Par +	Value $ (000’s)

Communication Services (3.8%)
Verizon Communications, Inc.	98,779	3,892
The Walt Disney Co. *	22,768	1,978

Total		5,870

Consumer Discretionary (3.7%)
Advance Auto Parts, Inc.	8,443	1,241
Dollar Tree, Inc. *	16,123	2,280
General Motors Co.	26,891	905
Sodexo SA	12,063	1,156

Total		5,582

Consumer Staples (13.1%)
Colgate-Palmolive Co.	25,041	1,973
Conagra Brands, Inc.	66,987	2,592
Henkel AG & Co. KGaA, Preference Shares	21,749	1,514
Kimberly-Clark Corp.	21,989	2,985
Koninklijke Ahold Delhaize NV	67,170	1,930
Mondelez International, Inc.	30,778	2,051
PepsiCo, Inc.	5,630	1,017
The Procter & Gamble Co.	8,072	1,223
Unilever PLC, ADR	58,856	2,964
Walmart, Inc.	12,048	1,708

Total		19,957

Energy (7.7%)
Baker Hughes	54,590	1,612
Chevron Corp.	8,514	1,528
ConocoPhillips	13,698	1,616
Exxon Mobil Corp.	39,702	4,379
TotalEnergies SE, ADR	42,021	2,609

Total		11,744

Financials (20.6%)
Aflac, Inc.	10,683	769
The Allstate Corp.	26,863	3,643
Ameriprise Financial, Inc.	5,544	1,726
The Bank of New York Mellon Corp.	90,107	4,102
Berkshire Hathaway, Inc. - Class B *	15,397	4,756
BlackRock, Inc.	2,414	1,711
Chubb, Ltd.	3,658	807
JPMorgan Chase & Co.	35,268	4,729
MetLife, Inc.	18,078	1,308
Northern Trust Corp.	19,209	1,700
Truist Financial Corp.	74,654	3,212

Common Stocks (97.9%)	Shares/ Par +	Value $ (000’s)

Financials continued
U.S. Bancorp	67,194	2,930

Total		31,393

Health Care (21.6%)
Becton Dickinson and Co.	6,372	1,620
Cigna Corp.	3,852	1,276
CVS Health Corp.	15,143	1,411
Henry Schein, Inc. *	25,767	2,058
Johnson & Johnson	39,512	6,980
Medtronic PLC	81,775	6,356
Merck & Co., Inc.	10,768	1,195
Pfizer, Inc.	30,520	1,564
Quest Diagnostics, Inc.	13,244	2,072
Roche Holding AG	4,092	1,286
Universal Health
Services, Inc. - Class B	15,082	2,125
Zimmer Biomet Holdings, Inc.	38,756	4,941

Total		32,884

Industrials (9.6%)
Emerson Electric Co.	23,299	2,238
Norfolk Southern Corp.	5,167	1,273
nVent Electric PLC	52,048	2,002
Oshkosh Corp.	22,489	1,984
Raytheon Technologies Corp.	44,924	4,534
Siemens AG	8,489	1,178
Southwest Airlines Co. *	43,064	1,450

Total		14,659

Information Technology (7.7%)
Applied Materials, Inc.	13,066	1,272
Automatic Data Processing, Inc.	5,270	1,259
Cisco Systems, Inc.	79,009	3,764
F5, Inc. *	12,596	1,808
Juniper Networks, Inc.	29,412	940
TE Connectivity, Ltd.	12,851	1,475
Texas Instruments, Inc.	7,605	1,257

Total		11,775

Materials (3.0%)
Akzo Nobel NV	21,892	1,466
Packaging Corp. of America	13,385	1,712
Sonoco Products Co.	22,834	1,386

Total		4,564

Common Stocks (97.9%)	Shares/ Par +	Value $ (000’s)

Real Estate (0.9%)
Healthpeak Properties, Inc.	51,912	1,301

Total		1,301

Utilities (6.2%)
Duke Energy Corp.	21,504	2,215
Edison International	21,587	1,373
Eversource Energy	14,579	1,222
Pinnacle West Capital
Corp.	28,171	2,142
Xcel Energy, Inc.	36,006	2,525

Total		9,477

Total Common Stocks
(Cost: $141,749)		149,206

Investment Companies (1.0%)

Investment Companies (1.0%)
iShares Russell 1000 Value ETF	10,300	1,562

Total		1,562

Total Investment Companies
(Cost: $1,625)		1,562

Total Investments (98.9%)
(Cost: $143,374)@		150,768

Other Assets, Less Liabilities (1.1%)		1,646

Net Assets (100.0%)		152,414

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio

Over the Counter Derivatives

Forward Foreign Currency Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)		Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Morgan Stanley Capital Services, Inc.	CHF	25	27	3/31/2023	$	-π	$-	$	-π
Sell	Morgan Stanley Capital Services, Inc.	CHF	1,048	1,144	3/31/2023		-	(5)		(5)
Sell	Goldman Sachs International	EUR	7,892	8,498	3/31/2023		-	(61)		(61)
Sell	Bank of America NA	GBP	2,108	2,553	3/31/2023		16	-		16

							$16	$(66)		$(50)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	$16	-	$16	$(66)	-	-	$(66)

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $144,567 and the net unrealized appreciation of investments based on that cost was $6,150 which is comprised of $14,548 aggregate gross unrealized appreciation and $8,398 aggregate gross unrealized depreciation.

π	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$149,206	$-	$-
Investment Companies	1,562	-	-
Other Financial Instruments^
Forward Foreign Currency Contracts	-	16	-
Total Assets:	$150,768	$16	$-
Liabilities:
Other Financial Instruments^
Forward Foreign Currency Contracts	-	(66)	-
Total Liabilities:	$-	$(66)	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Domestic Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and	Invest primarily in equity securities of U.S. issuers that are	$1.1 billion
income.	selling at attractive prices relative to their intrinsic value.

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Domestic Equity Portfolio (the “Portfolio”), has engaged Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Delaware”), to act as sub-adviser for the Portfolio. The Portfolio primarily invests in common stocks of large capitalization companies, but may also invest in mid-capitalization companies, that are believed to have long-term capital appreciation potential. Typically, the Portfolio seeks securities that are believed to be undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset valuation of the respective issuers. The Portfolio employs a focused investment strategy and typically invests in a core group of 30-40 securities.

MARKET OVERVIEW

After the broad market S&P 500® Index hit an all-time high in early January 2022, U.S. stocks came under pressure for the remainder of the year. There were several strong rallies in the interim, but the stock market trend was broadly lower. Rising inflation, higher interest rates and their potential effects on consumer spending and economic growth appeared to unnerve investors. Russia’s invasion of Ukraine and the ensuing sanctions imposed by Western democracies created further disruption, straining energy markets and interfering with the post-pandemic global economic recovery. The Federal Reserve (the “Fed”) raised the federal funds rate seven times during the year with December’s 0.50% hike lifting it to a range between 4.25% and 4.50%.

PORTFOLIO RESULTS

The Portfolio returned (2.99%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned (7.54%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the Large Cap Value Funds peer group was (6.97%).

Investments in the Industrials sector made the largest contribution to the Portfolio’s relative returns. Defense contractor Northrop Grumman Corp. was the leading contributor in the sector. In general, defense company stocks performed well given the lower economic sensitivity of their business models and a geopolitical environment that was more supportive of defense spending.

The Portfolio’s single holding in the Energy sector, exploration and production (E&P) company ConocoPhillips Co., was a strong contributor. Steady demand, relatively tight supplies and disruptions to global energy markets helped push crude oil and natural gas prices to multiyear highs in both March and June 2022.

The Portfolio’s holding in health insurer and pharmacy benefits manager (PBM) Cigna Corp. was another notable contributor. The company posted solid results in the most recent quarter, aided by a lower-than-expected medical care loss ratio. Cigna also raised its full-year guidance for revenue, adjusted earnings per share (EPS) and cash from operations. The Portfolio’s investment in the Energy sector was the largest detractor from relative performance due to an underweight allocation in the sector. The leading single detractor in the Portfolio was Baxter International, Inc. in the Healthcare sector, a maker of essential renal and hospital products. The company’s results for much of the year were weaker than expected, driven primarily by macroeconomic challenges, leading Baxter to reduce its full-year revenue and EPS guidance. In the Information Technology sector, information technology services provider Fidelity National Information Services, Inc. was another significant detractor. Cost inflation and wage pressures compressed the company’s margins. In response to inflation, higher interest rates and expectations for macroeconomic weakness, the company reduced its full-year EPS guidance.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Delaware, the Portfolio’s sub-adviser.

Domestic Equity Portfolio (unaudited)

We believe corporate earnings growth could disappoint relative to investors’ expectations. As intended, the Fed’s deliberate moves to slow the economy and bring inflation under control will likely weaken aggregate demand. Since the economic impact of the Fed’s interest rate increases tends to work with a lag, there could be pressure on corporate earnings in 2023 and possibly into 2024.

In this environment, we remain focused on mitigating downside exposure while staying attuned to investment opportunities that ongoing market volatility may create. We have completed research on several cyclical companies that we view as having higher quality attributes, believing these may eventually trade at valuations that offer compelling long-term risk-reward trade-offs. That said, at the end of 2022, the overall positioning of the Portfolio continued to be less cyclical than that of its benchmark. In our view, a Portfolio of discounted, higher quality stocks has the potential to hold up better in adverse market conditions while offering the opportunity for significant long-term capital appreciation.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Domestic Equity Portfolio	-2.99%	7.08%	10.87%
Russell 1000® Value Index	-7.54%	6.67%	10.29%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	-6.97%	7.07%	10.32%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

   Top 10 Holdings 12/31/22

Security Description	% of Net Assets
American International Group, Inc.	3.6%
Conagra Brands, Inc.	3.5%
Oracle Corp.	3.5%
Honeywell International, Inc.	3.5%
The TJX Cos., Inc.	3.4%
Merck & Co., Inc.	3.4%
DuPont de Nemours, Inc.	3.3%
Motorola Solutions, Inc.	3.3%
Raytheon Technologies Corp.	3.3%
Archer-Daniels-Midland Co.	3.1%

   Sector Allocation 12/31/22

Sector	% of Net Assets
Health Care	18.4%
Information Technology	17.4%
Financials	14.5%
Industrials	13.0%
Consumer Discretionary	9.3%
Communication Services	7.9%
Consumer Staples	6.7%
Materials	3.3%
Energy	3.1%
Utilities	2.9%
Real Estate	2.3%
Short-Term Investments & Other Net Assets	1.2%

Sector Allocation and Top 10 Holdings are subject to change.

Domestic Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Communication Services (7.9%)
Comcast Corp. - Class A	808,411	28,270
Verizon Communications, Inc.	723,000	28,486
The Walt Disney Co. *	316,236	27,475

Total		84,231

Consumer Discretionary (9.3%)
Dollar General Corp.	132,940	32,737
Dollar Tree, Inc. *	210,300	29,745
The TJX Cos., Inc.	456,800	36,361

Total		98,843

Consumer Staples (6.7%)
Archer-Daniels-Midland Co.	358,400	33,277
Conagra Brands, Inc.	968,233	37,471

Total		70,748

Energy (3.1%)
ConocoPhillips	277,500	32,745

Total		32,745

Financials (14.5%)
American International Group, Inc.	599,500	37,912
Discover Financial Services	293,013	28,666
MetLife, Inc.	435,632	31,527

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Financials continued
Truist Financial Corp.	635,400	27,341
U.S. Bancorp	643,300	28,054

Total		153,500

Health Care (18.4%)
Baxter International,
Inc.	603,300	30,750
Cigna Corp.	96,303	31,909
CVS Health Corp.	335,400	31,256
Hologic, Inc. *	443,788	33,200
Johnson & Johnson	180,700	31,921
Merck & Co., Inc.	323,500	35,892

Total		194,928

Industrials (13.0%)
Dover Corp.	244,842	33,154
Honeywell International, Inc.	172,660	37,001
Northrop Grumman Corp.	60,300	32,900
Raytheon Technologies Corp.	342,979	34,614

Total		137,669

Information Technology (17.4%)
Broadcom, Inc.	58,800	32,877
Cisco Systems, Inc.	681,800	32,481
Cognizant Technology Solutions Corp. - Class A	432,918	24,758

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Fidelity National Information Services, Inc.	340,127	23,078
Motorola Solutions, Inc.	134,900	34,765
Oracle Corp.	455,600	37,241

Total		185,200

Materials (3.3%)
DuPont de Nemours, Inc.	506,984	34,794

Total		34,794

Real Estate (2.3%)
Equity Residential	412,295	24,325

Total		24,325

Utilities (2.9%)
Edison International	485,700	30,900

Total		30,900

Total Common Stocks
(Cost: $840,599)		1,047,883

Total Investments (98.8%)
(Cost: $840,599)@		1,047,883

Other Assets, Less
Liabilities (1.2%)		12,236

Net Assets (100.0%)		1,060,119

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $840,677 and the net unrealized appreciation of investments based on that cost was $207,206 which is comprised of $268,125 aggregate gross unrealized appreciation and $60,919 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Common Stocks	$1,047,883	$-	$-
Total Assets:	$1,047,883	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest in common stocks with a focus on larger capitalization stocks with a strong track record of paying dividends, or that are believed to be undervalued.	$702 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Equity Income Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks, with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. The Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the Russell 1000® Value Index. The Portfolio will typically employ a value approach in selecting investments. The Portfolio’s in-house research team seeks to identify companies that appear to be undervalued as measured by price to earnings ratio, dividend yield, enterprise value to sales, among other metrics and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

MARKET OVERVIEW

Major U.S. stock indices fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions and slowing economic and corporate earnings growth. Beginning in March 2022, the Federal Reserve (the “Fed”) began a series of aggressive short-term interest rate hikes. The rate hikes along with Fed comments that it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market. Although many indices finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.

PORTFOLIO RESULTS

The Portfolio returned (3.22%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned (7.54%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the Equity Income Funds peer group was (4.56%).

Overall, favorable stock selection and sector allocation contributed to the Portfolio’s relative return. The Financials sector was a significant contributor due to stock selection. Shares of American International Group, Inc. benefited from improved underwriting and strong property and casualty (P&C) pricing cycle that allowed the company to focus on pushing price. The Health Care sector also aided relative performance due to strong stock choices. Shares of AbbVie, Inc. advanced in April after the FDA approved the drugs Rinvoq and Skyrizi for use, which may help balance sales deficits from the expected loss of Humira’s patent in 2023.

The Consumer Discretionary sector also boosted relative performance, owing to favorable stock choices coupled with an underweight allocation. Shares of Las Vegas Sands Corp. have lagged reopening peers as China’s increased lockdowns throughout the year delayed reopening in Macau. However, the stock advanced during the second half of 2022 due to a strong recovery in its Singapore operations, which helped offset some of costs associates with Macau. Additionally, during the fourth quarter, shares surged following news of Las Vegas Sands and other gaming companies signing 10-year contracts with the Macau government, renewing their casino licenses for the next decade.

At the other end of the spectrum, stock selection in the Energy sector was a notable detractor from the Portfolio’s relative performance. Shares of TC Energy Corp. detracted from relative performance over the calendar-year period. In the third quarter of 2022, shares were pressured as capital markets risk and a higher interest rate environment weighed on performance. In early December, shares were again pressured as the company’s Keystone pipeline was shut down following reports of a 14,000 barrel leak. Stock selection in the Industrials sector and business services industry also hindered relative returns.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Equity Income Portfolio (unaudited)

The range of outcomes in the equity market remains abnormally wide. We expect continued volatility, as investors react to new metrics as they are reported. Amid such uncertainty, we believe there is risk in being too anchored to a particular macroeconomic outlook. The balance of economic data suggests a recession is imminent, although such an event is broadly anticipated, making the eventual recession arguably the “most consensus” one in history. In all likelihood, the severity of the recession will depend on the degree to which the Fed targets the labor market, which remains tight even as economic data weakens. Should the Fed “declare victory” at an inflation level above its stated target, the equity market would likely rally. Conversely, if the Fed’s aim is to disrupt the labor market, the equity market may move lower.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Equity Income Portfolio	-3.22%	7.16%	9.81%
Russell 1000® Value Index	-7.54%	6.67%	10.29%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average	-4.56%	6.99%	9.90%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual. com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. The

Portfolio may underperform similar funds that invest without an emphasis on dividend-paying stocks. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Top 10 Holdings 12/31/22

Security Description	% of Net Assets
TotalEnergies SE, ADR	3.1%
Wells Fargo & Co.	3.0%
The Southern Co.	3.0%
General Electric Co.	2.9%
American International Group, Inc.	2.5%
Elevance Health, Inc.	2.3%
QUALCOMM, Inc.	2.1%
Sempra Energy	2.0%
Becton Dickinson and Co., Various	2.0%
Johnson & Johnson	2.0%

Sector Allocation 12/31/22

Sector	% of Net Assets
Financials	21.0%
Health Care	17.7%
Industrials	10.8%
Energy	8.5%
Utilities	8.4%
Consumer Staples	7.0%
Information Technology	6.9%
Communication Services	5.1%
Consumer Discretionary	5.0%
Materials	4.2%
Real Estate	3.9%
Short-Term Investments & Other Net Assets	1.5%

Sector Allocation and Top 10 Holdings are subject to change.

Equity Income Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (97.3%)	Shares/ Par +	Value $ (000’s)

Communication Services (5.1%)
AT&T, Inc.	61,563	1,133
Comcast Corp. - Class A	192,144	6,719
Fox Corp. - Class B	14,244	405
Meta Platforms, Inc. - Class A *	28,902	3,478
News Corp. - Class A	594,042	10,812
Paramount Global - Class B	29,300	495
Verizon Communications, Inc.	113,125	4,457
The Walt Disney Co. *	89,568	7,782
Warner Bros.
Discovery, Inc. *	35,330	335

Total		35,616

Consumer Discretionary (5.0%)
Best Buy Co., Inc.	36,630	2,938
Kohl’s Corp.	124,483	3,143
Las Vegas Sands Corp. *	144,999	6,970
Mattel, Inc. *	254,759	4,545
The TJX Cos., Inc.	73,981	5,889
Volkswagen AG, ADR	932,011	11,539

Total		35,024

Consumer Staples (7.0%)
Conagra Brands, Inc.	290,609	11,247
Constellation Brands, Inc. - Class A	6,100	1,414
Kimberly-Clark Corp.	79,611	10,807
Mondelez International, Inc.	15,500	1,033
Philip Morris International, Inc.	118,716	12,015
Tyson Foods, Inc. - Class A	95,038	5,916
Walmart, Inc.	45,412	6,439

Total		48,871

Energy (8.5%)
Chevron Corp.	12,199	2,190
Enbridge, Inc.	44,291	1,732
EOG Resources, Inc.	60,723	7,865
Exxon Mobil Corp.	98,535	10,868
Hess Corp.	43,700	6,198
Targa Resources Corp.	5,189	381
TC Energy Corp.	197,493	7,872
TotalEnergies SE, ADR	355,659	22,079
The Williams Cos., Inc.	15,000	493

Total		59,678

Common Stocks (97.3%)	Shares/ Par +	Value $ (000’s)

Financials (21.0%)
American International Group, Inc.	274,684	17,371
Apollo Global Management, Inc.	23,864	1,522
Bank of America Corp.	116,599	3,862
The Carlyle Group, Inc.	42,200	1,259
The Charles Schwab Corp.	43,727	3,641
Chubb, Ltd.	63,098	13,919
Citigroup, Inc.	81,511	3,687
Equitable Holdings, Inc.	383,636	11,010
Fifth Third Bancorp	218,673	7,175
Franklin Resources, Inc.	23,486	620
The Goldman Sachs Group, Inc.	24,980	8,578
The Hartford Financial Services Group, Inc.	88,856	6,738
Huntington Bancshares, Inc.	656,771	9,260
JPMorgan Chase & Co.	37,859	5,077
Loews Corp.	121,520	7,088
MetLife, Inc.	151,948	10,997
Morgan Stanley	61,258	5,208
The PNC Financial Services Group, Inc.	7,957	1,257
Raymond James Financial, Inc.	5,073	542
State Street Corp.	57,369	4,450
U.S. Bancorp	73,800	3,218
Wells Fargo & Co.	517,101	21,351

Total		147,830

Health Care (17.3%)
AbbVie, Inc.	65,584	10,599
AstraZeneca PLC, ADR	58,999	4,000
Becton Dickinson and Co.	44,899	11,418
Biogen, Inc. *	7,703	2,133
Cardinal Health, Inc.	51,775	3,980
Centene Corp. *	54,449	4,465
Cigna Corp.	25,281	8,377
CVS Health Corp.	84,316	7,857
Elevance Health, Inc.	31,897	16,362
Johnson & Johnson	79,236	13,997
Medtronic PLC	79,260	6,160
Merck & Co., Inc.	59,805	6,635
Pfizer, Inc.	183,931	9,425
Sanofi	141,909	6,873
Viatris, Inc.	135,400	1,507
Zimmer Biomet Holdings, Inc.	63,153	8,052

Total		121,840

Common Stocks (97.3%)	Shares/ Par +	Value $ (000’s)

Industrials (10.8%)
3M Co.	9,500	1,139
The Boeing Co. *	32,937	6,274
Cummins, Inc.	7,267	1,761
Flowserve Corp.	20,675	634
General Electric Co.	245,796	20,595
L3Harris Technologies, Inc.	53,672	11,175
PACCAR, Inc.	9,801	970
Siemens AG, ADR	107,390	7,388
Southwest Airlines Co. *	98,300	3,310
Stanley Black & Decker, Inc.	59,727	4,487
Stericycle, Inc. *	85,713	4,276
United Parcel Service, Inc. - Class B	79,176	13,764

Total		75,773

Information Technology (6.9%)
Accenture PLC - Class A	4,300	1,148
Applied Materials, Inc.	52,971	5,158
Cisco Systems, Inc.	58,719	2,797
Fiserv, Inc. *	57,947	5,857
Microsoft Corp.	36,162	8,672
NXP Semiconductors NV	3,858	610
QUALCOMM, Inc.	132,170	14,531
Samsung Electronics Co., Ltd.	11,785	520
TE Connectivity, Ltd.	16,473	1,891
Texas Instruments, Inc.	43,216	7,140

Total		48,324

Materials (4.2%)
CF Industries Holdings, Inc.	149,416	12,730
DuPont de Nemours, Inc.	4,985	342
International Flavors & Fragrances, Inc.	45,048	4,723
International Paper Co.	283,579	9,820
RPM International, Inc.	21,425	2,088

Total		29,703

Real Estate (3.9%)
Equity Residential	165,672	9,775
Rayonier, Inc.	171,520	5,653
Vornado Realty Trust	22,600	470
Welltower, Inc.	15,450	1,013
Weyerhaeuser Co.	346,820	10,751

Total		27,662

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio

Common Stocks (97.3%)	Shares/ Par +	Value $ (000’s)

Utilities (7.6%)
Ameren Corp.	53,918	4,794
Dominion Energy, Inc.	136,325	8,360
NiSource, Inc.	130,446	3,577
PG&E Corp. *	59,424	966
Sempra Energy	92,995	14,372
The Southern Co.	294,040	20,997

Total		53,066

Total Common Stocks
(Cost: $551,101)		683,387

Preferred Stocks (0.3%)	Shares/ Par +	Value $ (000’s)

Utilities (0.3%)
NiSource, Inc., 7.750%	21,078	2,176

Total		2,176

Total Preferred Stocks
(Cost: $2,108)		2,176

Convertible Preferred Stocks (0.9%)

Health Care (0.4%)
Becton Dickinson and Co., 6.000% 6/1/23	53,493	2,679

Total		2,679

Convertible Preferred Stocks (0.9%)	Shares/ Par +	Value $ (000’s)

Utilities (0.5%)
NextEra Energy, Inc., 6.926% 8/28/25	28,779	1,445
NextEra Energy, Inc., 5.279% 3/1/23	49,295	2,499

Total		3,944

Total Convertible Preferred
Stocks (Cost: $6,482)		6,623

Total Investments (98.5%)
(Cost: $559,691)@		692,186

Other Assets, Less
Liabilities (1.5%)		10,190

Net Assets (100.0%)		702,376

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $561,316 and the net unrealized appreciation of investments based on that cost was $130,870 which is comprised of $160,220 aggregate gross unrealized appreciation and $29,350 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Preferred Stocks	$2,176	$-	$-
Common Stocks
Information Technology	47,804	520	-
All Others	635,063	-	-
Convertible Preferred Stocks	6,623	-	-
Total Assets:	$691,666	$520	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of mid cap domestic companies selected on the basis of their potential for capital appreciation.	$1.0 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Growth Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in common stocks of mid cap companies selected on the basis of their potential for capital appreciation. The Portfolio focuses on companies that are determined to be of high quality. The key characteristics of high quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team. The Portfolio seeks to reduce overall risk by diversifying across sectors, industry groups and companies. The Portfolio’s sector exposure relative to its benchmark is driven by an investment process which relies on fundamental company analysis and individual stock selection.

MARKET OVERVIEW

U.S. equities, as measured by the S&P 500® Index, posted negative results for the year 2022 amid surging inflation, tighter financial conditions and moderating economic activity, which have increased the probability of recession. Surging prices for food and energy pushed consumer inflation to its highest level in more than four decades. The Federal Reserve (the “Fed”) Chair, Jerome Powell, acknowledged that there is considerable uncertainty about the trajectory of inflation and a greater possibility of recession. Late in the period, greater optimism that the Fed would begin to scale back its aggressive pace of interest rate hikes helped to fuel a sharp rebound in stocks in October and November before risk sentiment waned in December amid recession fears, macroeconomic headwinds and downside earnings risks in the coming quarters.

Returns during the period varied by market capitalization. Mid-capitalization stocks, as measured by the S&P MidCap 400® Index, outperformed large- and small-capitalization stocks, as measured by the S&P 500® Index and the Russell 2000® Index, respectively.

PORTFOLIO RESULTS

The Portfolio returned (23.77%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the Russell Midcap® Growth Index (the “Index”), returned (26.72%). (The Index is unmanaged, cannot be invested in directly, and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the Mid Cap Growth Funds peer group was (28.6%).

Sector allocation, a residual of the Portfolio’s bottom-up stock selection process, was the primary contributor to the Portfolio’s return, mainly due to the Portfolio’s overweight in the Utilities and Financials sectors, as well as an underweight in Communication Services. Strong stock selection within the Financials, Industrials and Materials sectors also drove relative outperformance during the period.

The top contributors to relative performance during the period included out-of-benchmark positions in Health Care companies United Therapeutics Corp. and Jazz Pharmaceuticals PLC. United Therapeutics advanced after the company received U.S. Food and Drug administration (FDA) approval for the medication Tyvaso DPI. Jazz Pharmaceuticals advanced after the company reported 2021 fourth-quarter earnings and revenue that beat estimates. An overweight position in Information Technology company WEX, Inc. also contributed, as the company reported third-quarter earnings and revenue that beat estimates. Full-year revenue and earnings guidance were both raised at the midpoint and the company announced a new $675M share buyback.

In contrast, the top detractors from relative performance during the period included out-of-benchmark positions in Information Technology companies Synaptics, Inc., and Nuvei Corp. Shares of Synaptics, a human interface solutions provider, fell over the period, as management lowered first-quarter revenue guidance below expectations amid consumer-facing headwinds across mobile, PC and internet-of-things segments that have weighed on demand and limited visibility for future quarters. Global payments solutions provider, Nuvei, detracted as growth stocks sold off amid concerns around high valuations, interest rate hikes, rising inflation and geopolitical tensions. The company’s second-quarter guidance fell below expectations.

Mid Cap Growth Stock Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

We believe that after years of outperformance from high growth Information Technology businesses, driven by demand pull forwards and low interest rates, there is a transition underway in the market and new winners may emerge. The fundamental drivers of performance in many of these technology businesses are no longer accelerating. As a result, we have been reducing our weight in the sector. We reallocated this capital to names in the packaging industry that we feel offer steady growth, less economic sensitivity and should benefit from the longer term trend away from single-use plastics.

Despite strong performance in 2022, we believe the Energy sector remains attractive. Similarly, we have a positive and differentiated view on the transportation industry. We feel that expectations of declining earnings are overstated, fears of a recession are already priced in, and the industry will benefit from an increase in U.S. infrastructure spend.

The Portfolio can experience extreme relative performance periods, both good and bad, while navigating significant market dislocations such as the financial crises and the COVID-19 pandemic. We have seen both in the last 36 months. However, we have confidence in the long-term performance generated by our investment process and believe that the Portfolio is positioned well for the next three to five years.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Mid Cap Growth Stock Portfolio	-23.77%	5.35%	8.00%
Russell MidCap® Growth Index	-26.72%	7.64%	11.41%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average	-28.60%	7.82%	10.62%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/22

Security Description	% of Net Assets
Axon Enterprise, Inc.	2.5%
United Therapeutics Corp.	2.1%
Insulet Corp.	2.1%
WEX, Inc.	2.1%
NVR, Inc.	2.1%
Genpact, Ltd.	2.1%
IDEX Corp.	2.0%
Shift4 Payments, Inc.	1.9%
Jazz Pharmaceuticals PLC	1.9%
Markel Corp.	1.8%

Mid Cap Growth Stock Portfolio (unaudited)

Sector Allocation 12/31/22

Sector	% of Net Assets
Information Technology	22.1%
Industrials	21.4%
Health Care	20.1%
Consumer Discretionary	12.0%
Financials	9.2%
Energy	6.3%
Materials	5.4%
Communication Services	1.8%
Utilities	1.0%
Real Estate	0.5%
Short-Term Investments & Other Net Assets	0.1%
Consumer Staples	0.1%

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Growth Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (99.9%)	Shares/ Par +	Value $ (000’s)

Communication Services (1.8%)
Cable One, Inc.	13,303	9,470
CarGurus, Inc. *	360,528	5,051
Roku, Inc. *	91,780	3,735

Total		18,256

Consumer Discretionary (12.0%)
CarMax, Inc. *	135,185	8,232
Carter’s, Inc.	28,058	2,093
Chewy, Inc. *	376,747	13,970
Choice Hotels International, Inc.	122,701	13,821
Etsy, Inc. *	143,599	17,200
Hyatt Hotels Corp. - Class A *	82,047	7,421
NVR, Inc. *	4,486	20,692
Visteon Corp. *	74,572	9,756
Vizio Holding Corp. *	675,064	5,002
Wingstop, Inc.	77,770	10,703
YETI Holdings, Inc. *	301,334	12,448

Total		121,338

Consumer Staples (0.1%)
BJ’s Wholesale Club Holdings, Inc. *	14,814	980

Total		980

Energy (6.3%)
Coterra Energy, Inc.	415,748	10,215
Marathon Oil Corp.	517,435	14,007
Ovintiv, Inc.	237,297	12,034
PDC Energy, Inc.	172,623	10,958
Targa Resources Corp.	228,453	16,791

Total		64,005

Financials (9.2%)
Credit Acceptance Corp. *	37,792	17,929
First Republic Bank	102,912	12,544
Hamilton Lane, Inc.	75,328	4,812
Host Hotels & Resorts, Inc.	349,211	5,605
M&T Bank Corp.	90,922	13,189
Markel Corp. *	14,061	18,525
Tradeweb Markets, Inc.	113,552	7,373
W.R. Berkley Corp.	112,876	8,191
White Mountains Insurance Group, Ltd.	3,415	4,830

Total		92,998

Common Stocks (99.9%)	Shares/ Par +	Value $ (000’s)

Health Care (20.1%)
Alnylam Pharmaceuticals, Inc. *	41,426	9,845
Apellis Pharmaceuticals, Inc. *	173,639	8,979
Bio-Techne Corp.	201,173	16,673
Exact Sciences Corp. *	237,644	11,766
ICON PLC *	49,168	9,551
Inari Medical, Inc. *	238,659	15,169
Insulet Corp. *	71,386	21,015
Integra LifeSciences Holdings Corp. *	192,256	10,780
Jazz Pharmaceuticals PLC *	118,631	18,899
Neurocrine Biosciences, Inc. *	75,927	9,069
PTC Therapeutics, Inc. *	201,952	7,708
Repligen Corp. *	80,498	13,629
Sage Therapeutics, Inc. *	116,126	4,429
Syneos Health, Inc. *	58,739	2,155
Teleflex, Inc.	48,096	12,006
Ultragenyx Pharmaceutical, Inc. *	199,392	9,238
United Therapeutics Corp. *	76,846	21,370

Total		202,281

Industrials (21.4%)
AMERCO	224,469	12,341
Axon Enterprise, Inc. *	153,505	25,471
Builders FirstSource, Inc. *	129,610	8,409
C.H. Robinson Worldwide, Inc.	104,364	9,556
Dun & Bradstreet Holdings, Inc.	380,126	4,660
Expeditors International of Washington, Inc.	98,299	10,215
GFL Environmental, Inc.	176,570	5,161
Graco, Inc.	129,313	8,698
IDEX Corp.	89,008	20,323
Ingersoll-Rand, Inc.	269,333	14,073
J.B. Hunt Transport Services, Inc.	71,596	12,483
Knight-Swift Transportation Holdings, Inc.	214,797	11,258
Lennox International, Inc.	57,879	13,846

Common Stocks (99.9%)	Shares/ Par +	Value $ (000’s)

Industrials continued
Lincoln Electric Holdings, Inc.	76,269	11,020
The Middleby Corp. *	43,516	5,827
Nordson Corp.	34,165	8,122
Robert Half International, Inc.	69,193	5,109
TransUnion	83,881	4,760
Watsco, Inc.	33,390	8,327
Westinghouse Air Brake Technologies Corp.	159,441	15,914

Total		215,573

Information Technology (22.1%)
CDW Corp.	54,524	9,737
Coherent Corp. *	238,425	8,369
CommScope Holding Co., Inc. *	243,344	1,788
Datadog, Inc. - Class A *	110,460	8,119
Dynatrace, Inc. *	344,272	13,186
F5, Inc. *	58,920	8,456
Fair Isaac Corp. *	15,777	9,444
First Solar, Inc. *	47,469	7,110
Flex, Ltd. *	227,110	4,874
Genpact, Ltd.	445,997	20,658
Guidewire Software, Inc. *	96,804	6,056
Informatica, Inc. *	587,855	9,576
LiveRamp Holdings, Inc. *	143,302	3,359
Lumentum Holdings, Inc. *	150,197	7,836
MKS Instruments, Inc.	23,908	2,026
MongoDB, Inc. *	53,457	10,522
Monolithic Power Systems, Inc.	8,596	3,040
Nuvei Corp. *	400,025	10,165
Olo, Inc. *	494,790	3,092
Q2 Holdings, Inc. *	248,257	6,671
Shift4 Payments, Inc. *	342,787	19,172
Silicon Laboratories, Inc. *	46,763	6,344
Synaptics, Inc. *	83,390	7,935
Teradata Corp. *	121,860	4,102
VeriSign, Inc. *	53,763	11,045
WEX, Inc. *	126,980	20,780

Total		223,462

Materials (5.4%)
Ball Corp.	78,472	4,013
Celanese Corp. - Class A	13,825	1,414
Element Solutions, Inc.	787,105	14,317
FMC Corp.	99,733	12,447

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio

Common Stocks (99.9%)	Shares/ Par +	Value $ (000’s)

Materials continued
Graphic Packaging Holding Co.	121,525	2,704
Silgan Holdings, Inc.	282,585	14,649
Steel Dynamics, Inc.	47,044	4,596

Total		54,140

Real Estate (0.5%)
Rexford Industrial Realty, Inc.	91,342	4,991

Total		4,991

Utilities (1.0%)
Black Hills Corp.	72,617	5,108
NiSource, Inc.	167,161	4,584

Total		9,692

Total Common Stocks
(Cost: $1,002,364)		1,007,716

Total Investments (99.9%)
(Cost: $1,002,364)@		1,007,716

Other Assets, Less
Liabilities (0.1%)		1,058

Net Assets (100.0%)		1,008,774

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,006,142 and the net unrealized appreciation of investments based on that cost was $1,574 which is comprised of $131,451 aggregate gross unrealized appreciation and $129,877 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,007,716	$-	$-
Total Assets:	$1,007,716	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P MidCap 400® Index.	Invest in stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$1.1 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Index 400 Stock Portfolio (the “Portfolio”), has engaged Northern Trust Investments, Inc. (“Northern Trust”) to act as sub-adviser for the Portfolio. The Portfolio seeks investment results that approximate the performance of the S&P MidCap 400® Index, which is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P MidCap 400® Index does not include the stocks of the very large companies that account for most of the weighting in the S&P 500® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P MidCap 400® Index stock futures to help achieve full replication.

MARKET OVERVIEW

U.S. equity markets declined over the reporting period, marking the worst annual decline since the financial crisis in 2008, as central bank tightening to combat high inflation raised fears of an impending recession. The Federal Reserve raised interest rates seven times during 2022 as continued supply-chain disruptions, strong consumer demand and higher wages drove inflation higher. Russia’s invasion of Ukraine also disrupted financial markets and led to volatile oil and commodity prices and exacerbated supply constraints. U.S. gross domestic product grew in the second half of the year after contracting in the first six months of 2022.

In this environment, large cap stocks, as represented by the S&P 500® Index, posted a return of (18.11%), underperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned (13.06%) and (16.10%), respectively. Meanwhile, the broader bond market, as represented by the Bloomberg® U.S. Aggregate Index, returned (13.01%), while the Bloomberg® U.S. Corporate High Yield Index returned (11.18%).

PORTFOLIO RESULTS

The Index 400 Stock Portfolio delivered a total return of (13.26%) for the twelve months ended December 31, 2022, trailing the S&P MidCap 400® Index (the “Index”), which returned (13.06%). (The Index is unmanaged, cannot be invested in directly, and does not incur expenses.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the S&P Midcap 400 Index Funds peer group was (13.71%).

The Consumer Discretionary sector detracted the most from the Portfolio’s return, as consumers deferred purchases of non-essential goods and services amid rising prices and an uncertain economic outlook. Higher mortgage rates slowed home sales, weakening demand for retailers that specialize in home furnishings. Higher raw material costs, transportation expenses and the strong U.S. dollar combined to weaken profit margins for the automotive components industry, while automakers slowed demand for components as they curtailed production of new vehicles due to a worldwide shortage of microprocessors. Retailers reduced their inventories of household durables products as consumers struggling with escalating inflation shifted their spending patterns, leading to a weaker sales outlook for the household durables industry. The Real Estate sector also detracted from the Portfolio’s return as higher interest rates increased borrowing costs to finance properties. Stock prices of companies in the real estate management and development industry declined as rising interest rates outpaced the dividend rate paid by real estate investment trusts, weakening their attractiveness for income-oriented investors.

Stocks in the Industrials sector also detracted meaningfully from the Portfolio’s return, as Western sanctions against Russia, following its invasion of Ukraine, exacerbated supply chain bottlenecks and increased raw material costs. In the machinery industry, broad-based weakness lowered stock prices for specialty manufacturers of high-tech instruments, coolers, and refrigeration systems. Similarly, the commercial services and supplies industry struggled with cutbacks in corporate spending.

Index 400 Stock Portfolio (unaudited)

Conversely, the Energy sector contributed to the Portfolio’s return as the war in Ukraine and Western sanctions against Russia sent oil and gas prices sharply higher early in the year. Companies in the oil, gas and consumable fuels industry posted stronger profits on higher oil prices and restricted supplies.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Index 400 Stock Portfolio	-13.26%	6.44%	10.49%
S&P MidCap 400® Index	-13.06%	6.70%	10.78%
Lipper® Variable Insurance Products (VIP) S&P Midcap 400 Index Funds	-13.71%	6.10%	10.14%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index” and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Investing in medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest in exchange traded funds and derivative instruments, such as equity index futures for cash management and liquidity purposes to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Holdings 12/31/22

Security Description	% of Net Assets
Fair Isaac Corp.	0.7%
First Horizon Corp.	0.6%
United Therapeutics Corp.	0.6%
Hubbell, Inc.	0.6%
RPM International, Inc.	0.6%
Carlisle Cos., Inc.	0.6%
Reliance Steel & Aluminum Co.	0.6%
AECOM	0.6%
The Toro Co.	0.6%
Neurocrine Biosciences, Inc.	0.6%

Sector Allocation 12/31/22

Sector	% of Net Assets
Industrials	19.5%
Financials	14.9%
Consumer Discretionary	13.8%
Information Technology	11.9%
Health Care	10.0%
Real Estate	8.0%
Materials	6.5%
Utilities	4.0%
Consumer Staples	4.0%
Energy	3.9%
Communication Services	2.1%
Short-Term Investments & Other Net Assets	1.4%

Sector Allocation and Top 10 Holdings are subject to change.

Index 400 Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (98.6%)	Shares/ Par +	Value $ (000’s)

Communication Services (2.1%)
Cable One, Inc.	2,636	1,876
Frontier Communications Parent, Inc. *	121,846	3,105
Iridium Communications, Inc. *	68,675	3,530
John Wiley & Sons, Inc. - Class A	23,330	935
The New York Times Co. - Class A	89,846	2,916
Nexstar Media Group, Inc.	20,621	3,609
TEGNA, Inc.	122,019	2,586
TripAdvisor, Inc. *	57,293	1,030
World Wrestling Entertainment, Inc.- Class A	23,565	1,615
Ziff Davis, Inc. *	25,795	2,040

Total		23,242

Consumer Discretionary (13.8%)
Adient PLC *	51,866	1,799
AutoNation, Inc. *	18,686	2,005
Boyd Gaming Corp.	43,310	2,362
Brunswick Corp.	39,626	2,856
Callaway Golf Co. *	75,782	1,497
Capri Holdings, Ltd. *	70,398	4,035
Carter’s, Inc.	20,860	1,556
Choice Hotels International, Inc.	15,143	1,706
Churchill Downs, Inc.	18,016	3,809
Columbia Sportswear Co.	19,362	1,696
Cracker Barrel Old Country Store, Inc.	12,119	1,148
Crocs, Inc. *	33,746	3,659
Dana Holding Corp.	69,272	1,048
Deckers Outdoor Corp. *	14,466	5,774
Dick’s Sporting Goods, Inc.	30,384	3,655
Five Below, Inc. *	30,334	5,365
Foot Locker, Inc.	43,335	1,638
Fox Factory Holding Corp. *	23,110	2,108
GameStop Corp. - Class A *	138,129	2,550
The Gap, Inc.	115,846	1,307
Gentex Corp.	127,931	3,489
The Goodyear Tire & Rubber Co. *	154,679	1,570
Graham Holdings Co. - Class B	2,107	1,273

Common Stocks (98.6%)	Shares/ Par +	Value $ (000’s)

Consumer Discretionary continued
Grand Canyon Education, Inc. *	16,757	1,771
H&R Block, Inc.	84,954	3,102
Hanesbrands, Inc.	191,479	1,218
Harley-Davidson, Inc.	72,726	3,025
Helen of Troy, Ltd. *	13,117	1,455
KB Home	45,385	1,445
Kohl’s Corp.	63,738	1,609
Lear Corp.	32,326	4,009
Leggett & Platt, Inc.	72,458	2,335
Lithia Motors, Inc. - Class A	14,955	3,062
Macy’s, Inc.	148,089	3,058
Marriott Vacations Worldwide Corp.	20,945	2,819
Mattel, Inc. *	193,674	3,455
Murphy USA, Inc.	11,356	3,174
Nordstrom, Inc.	60,645	979
Ollie’s Bargain Outlet Holdings, Inc. *	31,814	1,490
Papa John’s International, Inc.	17,516	1,442
Penn National Gaming, Inc. *	84,747	2,517
Polaris, Inc.	29,774	3,007
PVH Corp.	35,649	2,516
RH *	10,503	2,806
Scientific Games Corp. - Class A *	51,088	2,994
Service Corp. International	84,026	5,810
Skechers USA, Inc. - Class A *	73,273	3,074
Taylor Morrison Home Corp. *	59,187	1,796
Tempur Sealy International, Inc.	93,233	3,201
Texas Roadhouse, Inc.	36,575	3,326
Thor Industries, Inc.	29,335	2,214
Toll Brothers, Inc.	57,574	2,874
TopBuild Corp. *	17,473	2,734
Travel + Leisure Co.	44,419	1,617
Under Armour, Inc. - Class A *	103,302	1,050
Under Armour, Inc. - Class C *	107,552	959
Victoria’s Secret & Co. *	44,398	1,589
Visteon Corp. *	15,392	2,014
The Wendy’s Co.	93,130	2,108
Williams-Sonoma, Inc.	36,457	4,190
Wingstop, Inc.	16,351	2,250
Wyndham Hotels &
Resorts, Inc.	48,266	3,442

Common Stocks (98.6%)	Shares/ Par +	Value $ (000’s)

Consumer Discretionary continued
YETI Holdings, Inc. *	47,151	1,948

Total		157,389

Consumer Staples (4.0%)
BellRing Brands, Inc. *	74,014	1,898
BJ’s Wholesale Club Holdings, Inc. *	73,813	4,884
The Boston Beer Co., Inc. - Class A *	5,165	1,702
Casey’s General Stores, Inc.	20,358	4,567
Celsius Holdings, Inc. *	22,078	2,297
Coca-Cola Consolidated, Inc.	2,515	1,289
Coty, Inc. - Class A *	199,818	1,710
Darling Ingredients, Inc. *	87,584	5,482
Energizer Holdings, Inc.	36,328	1,219
Flowers Foods, Inc.	105,096	3,020
Grocery Outlet Holding Corp. *	48,379	1,412
Ingredion, Inc.	35,822	3,508
Lancaster Colony Corp.	10,842	2,139
Performance Food Group Co. *	85,079	4,968
Pilgrim’s Pride Corp. *	24,249	575
Post Holdings, Inc. *	29,711	2,682
Sprouts Farmers Market, Inc. *	57,844	1,872

Total		45,224

Energy (3.9%)
Antero Midstream Corp.	182,953	1,974
Antero Resources Corp. *	150,903	4,676
ChampionX Corp.	108,945	3,158
CNX Resources Corp. *	98,647	1,661
DT Midstream, Inc.	52,850	2,921
Equitrans Midstream Corp.	236,522	1,585
HF Sinclair Corp.	73,498	3,814
Matador Resources Co.	61,349	3,512
Murphy Oil Corp.	79,861	3,435
NOV, Inc.	214,654	4,484
PBF Energy, Inc.	62,459	2,547
PDC Energy, Inc.	50,357	3,197
Range Resources Corp.	132,055	3,304
Southwestern Energy Co. *	603,107	3,528

Total		43,796

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Common Stocks (98.6%)	Shares/ Par +	Value $ (000’s)

Financials (14.9%)
Affiliated Managers Group, Inc.	20,585	3,261
American Financial Group, Inc.	38,159	5,238
Annaly Capital Management, Inc.	255,678	5,390
Associated Banc-Corp.	82,182	1,898
Bank of Hawaii Corp.	21,916	1,700
Bank OZK	60,662	2,430
Brighthouse Financial, Inc. *	37,799	1,938
Cadence Bank	99,710	2,459
Cathay General Bancorp	40,668	1,659
CNO Financial Group, Inc.	62,592	1,430
Commerce Bancshares, Inc.	62,200	4,234
Cullen/Frost Bankers, Inc.	35,142	4,698
East West Bancorp, Inc.	77,037	5,077
Essent Group, Ltd.	58,877	2,289
Evercore, Inc. - Class A	19,560	2,134
F.N.B. Corp.	191,726	2,502
Federated Hermes, Inc.	45,988	1,670
First American Financial Corp.	56,582	2,961
First Financial Bankshares, Inc.	70,946	2,441
First Horizon Corp.	293,245	7,184
FirstCash Holdings, Inc.	20,505	1,782
Fulton Financial Corp.	91,544	1,541
Glacier Bancorp, Inc.	60,537	2,992
Hancock Whitney Corp.	46,847	2,267
The Hanover Insurance Group, Inc.	19,432	2,626
Home BancShares, Inc.	103,614	2,361
Interactive Brokers Group, Inc. - Class A	56,221	4,068
International Bancshares Corp.	28,950	1,325
Janus Henderson Group PLC	72,477	1,705
Jefferies Financial Group, Inc.	100,113	3,432
Kemper Corp.	34,912	1,718
Kinsale Capital Group, Inc.	11,777	3,080
MGIC Investment Corp.	162,333	2,110
Navient Corp.	57,824	951
New York Community Bancorp, Inc.	371,760	3,197
Old National Bancorp	160,132	2,879
Old Republic International Corp.	154,588	3,733
PacWest Bancorp	64,149	1,472

Common Stocks (98.6%)	Shares/ Par +	Value $ (000’s)

Financials continued
Pinnacle Financial Partners, Inc.	41,787	3,067
Primerica, Inc.	20,164	2,860
Prosperity Bancshares, Inc.	49,895	3,626
Reinsurance Group of America, Inc.	36,524	5,190
RenaissanceRe Holdings, Ltd.	23,881	4,400
RLI Corp.	22,070	2,897
SEI Investments Co.	55,912	3,260
Selective Insurance Group, Inc.	32,935	2,918
SLM Corp.	136,546	2,267
Stifel Financial Corp.	58,096	3,391
Synovus Financial Corp.	79,508	2,985
Texas Capital
Bancshares, Inc. *	27,278	1,645
UMB Financial Corp.	23,762	1,985
Umpqua Holdings Corp.	118,690	2,119
United Bankshares, Inc.	73,596	2,980
Unum Group	102,126	4,190
Valley National Bancorp	229,690	2,598
Voya Financial, Inc.	53,037	3,261
Washington Federal, Inc.	35,504	1,191
Webster Financial Corp.	95,105	4,502
Wintrust Financial Corp.	33,214	2,807

Total		169,971

Health Care (10.0%)
Acadia Healthcare Co., Inc. *	49,729	4,094
Amedisys, Inc. *	17,761	1,484
Arrowhead Pharmaceuticals, Inc. *	57,850	2,346
Azenta, Inc. *	41,002	2,387
Bruker Corp.	54,766	3,743
Chemed Corp.	8,129	4,149
Encompass Health Corp.	54,540	3,262
Enovis Corp. *	26,061	1,395
Envista Holdings Corp. *	89,101	3,000
Exelixis, Inc. *	176,271	2,827
Globus Medical, Inc. - Class A *	42,310	3,142
Haemonetics Corp. *	27,655	2,175
Halozyme Therapeutics, Inc. *	73,885	4,204
HealthEquity, Inc. *	46,196	2,848
ICU Medical, Inc. *	11,009	1,734
Inari Medical, Inc. *	26,390	1,677

Common Stocks (98.6%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Integra LifeSciences Holdings Corp. *	39,708	2,226
Jazz Pharmaceuticals PLC *	34,407	5,481
Lantheus Holdings, Inc. *	37,616	1,917
LHC Group, Inc. *	16,958	2,742
LivaNova PLC *	29,182	1,621
Masimo Corp. *	26,429	3,910
Medpace Holdings, Inc. *	13,767	2,924
Neogen Corp. *	117,855	1,795
Neurocrine Biosciences, Inc. *	52,533	6,275
Omnicell, Inc. *	24,406	1,231
Option Care Health, Inc. *	84,512	2,543
Patterson Cos., Inc.	47,181	1,323
Penumbra, Inc. *	20,755	4,617
Perrigo Co. PLC	73,578	2,508
Progyny, Inc. *	41,116	1,281
QuidelOrtho Corp. *	29,234	2,504
R1 RCM, Inc. *	74,541	816
Repligen Corp. *	28,219	4,778
Shockwave Medical, Inc. *	19,751	4,061
Sotera Health Co. *	53,981	450
STAAR Surgical Co. *	26,349	1,279
Syneos Health, Inc. *	56,242	2,063
Tandem Diabetes Care, Inc. *	35,141	1,580
Tenet Healthcare Corp. *	59,095	2,883
United Therapeutics Corp. *	24,906	6,926

Total		114,201

Industrials (19.5%)
Acuity Brands, Inc.	17,575	2,911
AECOM	76,318	6,482
AGCO Corp.	33,836	4,693
ASGN, Inc. *	27,265	2,222
Avis Budget Group, Inc. *	13,597	2,229
Axon Enterprise, Inc. *	36,946	6,130
The Brink’s Co.	25,381	1,363
Builders FirstSource, Inc. *	80,428	5,218
CACI International, Inc. - Class A *	12,841	3,860
Carlisle Cos., Inc.	28,261	6,660
Chart Industries, Inc. *	22,834	2,631
Clean Harbors, Inc. *	27,483	3,136
Crane Holdings Co.	26,078	2,620
Curtiss-Wright Corp.	20,929	3,495
Donaldson Co., Inc.	66,906	3,939
Dycom Industries, Inc. *	16,163	1,513
EMCOR Group, Inc.	26,042	3,857

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Common Stocks (98.6%)	Shares/ Par +	Value $ (000’s)

Industrials continued
EnerSys	22,317	1,648
ESAB Corp.	28,255	1,326
Flowserve Corp.	71,429	2,191
Fluor Corp. *	77,657	2,692
Fortune Brands Home & Security, Inc.	70,089	4,003
FTI Consulting, Inc. *	18,802	2,986
GATX Corp.	19,265	2,049
Graco, Inc.	92,112	6,195
GXO Logistics, Inc. *	64,851	2,768
Hexcel Corp.	46,001	2,707
Hubbell, Inc.	29,350	6,888
IAA, Inc. *	73,101	2,924
Insperity, Inc.	19,492	2,214
ITT, Inc.	45,211	3,667
JetBlue Airways Corp. *	177,195	1,148
KBR, Inc.	74,985	3,959
Kennametal, Inc.	44,162	1,063
Kirby Corp. *	32,744	2,107
Knight-Swift Transportation Holdings, Inc.	87,822	4,603
Landstar System, Inc.	19,640	3,199
Lennox International, Inc.	17,625	4,216
Lincoln Electric Holdings, Inc.	31,552	4,559
ManpowerGroup, Inc.	27,632	2,299
MasTec, Inc. *	32,221	2,749
MDU Resources Group, Inc.	111,139	3,372
Mercury Systems, Inc. *	31,685	1,418
The Middleby Corp. *	29,451	3,943
MSA Safety, Inc.	20,136	2,903
MSC Industrial Direct Co., Inc. - Class A	25,814	2,109
nVent Electric PLC	91,060	3,503
Oshkosh Corp.	35,742	3,152
Owens Corning, Inc.	51,069	4,356
Regal Rexnord Corp.	36,108	4,332
RXO, Inc. *	62,486	1,075
Ryder System, Inc.	27,461	2,295
Saia, Inc. *	14,463	3,033
Science Applications International Corp.	30,128	3,342
Simpson Manufacturing Co., Inc.	23,282	2,064
Stericycle, Inc. *	50,382	2,514
SunPower Corp. *	46,337	835
Sunrun, Inc. *	116,463	2,797
Terex Corp.	36,810	1,572
Tetra Tech, Inc.	28,953	4,204
The Timken Co.	36,163	2,556
The Toro Co.	56,943	6,446
Trex Co., Inc. *	59,886	2,535
Univar Solutions, Inc. *	89,172	2,836
Valmont Industries, Inc.	11,657	3,855
Vicor Corp. *	12,075	649

Common Stocks (98.6%)	Shares/ Par +	Value $ (000’s)

Industrials continued
Watsco, Inc.	18,181	4,534
Watts Water Technologies, Inc. - Class A	14,913	2,181
Werner Enterprises, Inc.	32,177	1,295
Woodward, Inc.	32,880	3,177
XPO Logistics, Inc. *	62,941	2,095

Total		222,097

Information Technology (11.9%)
ACI Worldwide, Inc. *	61,445	1,413
Allegro Microsystems, Inc. *	35,594	1,069
Amkor Technology, Inc.	54,906	1,317
Arrow Electronics, Inc. *	33,616	3,515
Aspen Technology, Inc. *	15,872	3,260
Avnet, Inc.	50,015	2,080
Belden, Inc.	23,399	1,682
Blackbaud, Inc. *	24,380	1,435
Calix, Inc. *	31,120	2,130
Ciena Corp. *	80,965	4,128
Cirrus Logic, Inc. *	30,106	2,242
Cognex Corp.	94,516	4,453
Coherent Corp. *	75,801	2,661
CommVault Systems, Inc. *	24,233	1,523
Concentrix Corp.	23,178	3,086
Dynatrace, Inc. *	110,138	4,218
Envestnet, Inc. *	30,287	1,869
Euronet Worldwide, Inc. *	25,754	2,431
ExlService Holdings, Inc. *	18,071	3,062
Fair Isaac Corp. *	13,649	8,170
Genpact, Ltd.	92,135	4,268
IPG Photonics Corp. *	17,583	1,665
Jabil, Inc.	73,582	5,018
Kyndryl Holdings, Inc. *	111,757	1,243
Lattice Semiconductor Corp. *	74,918	4,861
Littelfuse, Inc.	13,530	2,979
Lumentum Holdings, Inc. *	37,276	1,945
MACOM Technology Solutions Holdings, Inc. *	27,957	1,761
Manhattan Associates, Inc. *	34,065	4,135
MAXIMUS, Inc.	33,088	2,426
MKS Instruments, Inc.	31,264	2,649
National Instruments Corp.	71,375	2,634
NCR Corp. *	75,127	1,759
Novanta, Inc. *	19,506	2,650
Paylocity Holding Corp. *	22,518	4,374
Power Integrations, Inc.	31,280	2,243

Common Stocks (98.6%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Qualys, Inc. *	18,875	2,118
Silicon Laboratories, Inc. *	18,193	2,468
SiTime Corp. *	8,791	893
Super Micro Computer, Inc. *	25,166	2,066
Synaptics, Inc. *	21,799	2,074
TD SYNNEX Corp.	22,994	2,178
Teradata Corp. *	55,547	1,870
Universal Display Corp.	23,760	2,567
ViaSat, Inc. *	41,354	1,309
Vishay Intertechnology, Inc.	70,530	1,521
Vontier Corp.	86,349	1,669
The Western Union Co.	211,041	2,906
WEX, Inc. *	23,825	3,899
Wolfspeed, Inc. *	67,881	4,686
Xerox Holdings Corp.	60,796	888

Total		135,466

Materials (6.5%)
Alcoa Corp.	96,693	4,397
AptarGroup, Inc.	35,684	3,925
Ashland Global Holdings, Inc.	27,221	2,927
Avient Corp.	46,727	1,578
Cabot Corp.	30,740	2,055
The Chemours Co.	82,475	2,525
Cleveland-Cliffs, Inc. *	281,622	4,537
Commercial Metals Co.	64,106	3,096
Eagle Materials, Inc.	20,141	2,676
Greif, Inc. - Class A	13,993	938
Ingevity Corp. *	19,197	1,352
Louisiana-Pacific Corp.	39,195	2,320
MP Materials Corp. *	50,459	1,225
NewMarket Corp.	3,721	1,158
Olin Corp.	69,607	3,685
Reliance Steel & Aluminum Co.	32,070	6,492
Royal Gold, Inc.	35,870	4,043
RPM International, Inc.	70,547	6,875
The Scotts Miracle-Gro Co.	22,065	1,072
Sensient Technologies Corp.	22,984	1,676
Silgan Holdings, Inc.	45,705	2,369
Sonoco Products Co.	53,293	3,235
United States Steel Corp.	128,015	3,207
Valvoline, Inc.	96,740	3,159
Westlake Corp.	18,826	1,930
Worthington Industries, Inc.	16,597	825

Total		73,277

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Common Stocks (98.6%)	Shares/ Par +	Value $ (000’s)

Real Estate (8.0%)
Apartment Income REIT Corp.	81,913	2,810
Brixmor Property Group, Inc.	163,904	3,716
Corporate Office Properties Trust	61,456	1,594
Cousins Properties, Inc.	82,784	2,094
CubeSmart LP	122,718	4,939
Douglas Emmett, Inc.	96,091	1,507
EastGroup Properties, Inc.	23,809	3,525
EPR Properties	41,016	1,547
First Industrial Realty Trust, Inc.	72,195	3,484
Healthcare Realty Trust, Inc.	207,966	4,007
Highwoods Properties, Inc.	57,492	1,609
Independence Realty Trust, Inc.	122,311	2,062
JBG SMITH Properties	54,052	1,026
Jones Lang LaSalle, Inc. *	25,938	4,134
Kilroy Realty Corp.	57,483	2,223
Kite Realty Group Trust	119,723	2,520
Lamar Advertising Co. - Class A	47,688	4,502
Life Storage, Inc.	46,447	4,575
The Macerich Co.	117,469	1,323
Medical Properties Trust, Inc.	326,810	3,641
National Retail Properties, Inc.	97,671	4,469
National Storage Affiliates Trust	46,331	1,673
Omega Healthcare Investors, Inc.	127,975	3,577
Park Hotels & Resorts, Inc.	122,944	1,450
Pebblebrook Hotel Trust	71,458	957
Physicians Realty Trust	124,727	1,805
PotlatchDeltic Corp.	44,136	1,942
Rayonier, Inc.	80,013	2,637
Rexford Industrial Realty, Inc.	100,270	5,479
Sabra Health Care REIT, Inc.	126,255	1,569
SL Green Realty Corp.	35,156	1,185
Spirit Realty Capital, Inc.	76,329	3,048
STORE Capital Corp.	145,210	4,655

Total		91,284

Utilities (4.0%)
ALLETE, Inc.	31,242	2,015
Black Hills Corp.	35,574	2,502
Essential Utilities, Inc.	130,446	6,226

Common Stocks (98.6%)	Shares/ Par +	Value $ (000’s)

Utilities continued
Hawaiian Electric Industries, Inc.	59,841	2,504
IDACORP, Inc.	27,639	2,981
National Fuel Gas Co.	49,993	3,164
New Jersey Resources Corp.	52,599	2,610
NorthWestern Corp.	31,579	1,874
OGE Energy Corp.	109,420	4,328
ONE Gas, Inc.	29,498	2,234
Ormat Technologies, Inc.	26,650	2,305
PNM Resources, Inc.	46,902	2,288
Portland General Electric Co.	48,804	2,391
Southwest Gas Holdings, Inc.	33,720	2,087
Spire, Inc.	28,691	1,976
UGI Corp.	114,425	4,242

Total		45,727

Total Common Stocks (Cost: $902,922)		1,121,674

Short-Term Investments (0.1%)

Governments (0.1%)
US Treasury 0.000%, 5/11/23 ß	1,255,000	1,235

Total		1,235

Total Short-Term Investments
(Cost: $1,235)		1,235

Total Investments (98.7%)
(Cost: $904,157)@		1,122,909

Other Assets, Less
Liabilities (1.3%)		14,801

Net Assets (100.0%)		1,137,710

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
E-Mini S&P MidCap 400 Futures	Long	USD	7	65	3/23	$15,877	$(233)	$(63)
							$(233)	$(63)

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$-	$-	$-	$-	$(63)	$(63)	$-

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

ß	Part or all of the security has been pledged as collateral.

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $904,503 and the net unrealized appreciation of investments based on that cost was $218,173 which is comprised of $310,272 aggregate gross unrealized appreciation and $92,099 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,121,674	$-	$-
Short-Term Investments	-	1,235	-
Total Assets:	$1,121,674	$1,235	$-
Liabilities:
Other Financial Instruments^
Futures	(233)	-	-
Total Liabilities:	$(233)	$-	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital growth. Current income is a secondary objective.	Invest primarily in equity securities of mid-sized companies that are determined to be undervalued.	$651 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined to be undervalued at the time of purchase. In selecting securities, the Portfolio attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than, a level believed to more accurately reflect the fair value of the company.

MARKET OVERVIEW

Broad U.S. equity markets declined on concerns that persistently high inflation and rising interest rates may derail the economic expansion and weaken corporate profits.

In this environment, market declines were broad-based. Mid-cap stocks outperformed large- and small- cap stocks, however, as measured by the Russell Indices. Value stocks outperformed growth stocks.

PORTFOLIO RESULTS

The Portfolio returned (1.15%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the Russell MidCap® Value Index (the “Index”), returned (12.03%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the Mid Cap Value Funds peer group was (5.69%).

In the Healthcare sector, health care providers and services investments, such as Cardinal Health, Inc., were notable contributors to the Portfolio’s return. The Information Technology sector also boosted results, due to security selection in the IT services industry. Not owning several benchmark names in the semiconductors and semiconductor equipment industry also contributed to relative performance.

In terms of specific holdings, the Reinsurance Group of America, Inc., a global life and health reinsurance company, was a top contributor. It reported strong financial results, as the impact from COVID-19-related losses declined. The Portfolio continues to own the stock as earnings expectations for the next several years have risen.

On the upside, stock selection and an underweight in the Energy sector hindered relative performance. The Portfolio did not own a number of oil and gas exploration stocks that were strong contributors to the benchmark Index. In the Materials sector, the Portfolio’s lack of exposure to several outperforming chemicals and metals and mining stocks weighed on relative performance.

In terms of specific holdings, Advance Auto Parts, Inc., an automotive replacement parts retailer, was a prominent detractor. It underperformed analyst earnings expectations and lowered guidance.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We continue to build the Portfolio bottom up through our fundamental research, seeking higher-quality, midsize companies temporarily selling at a discount to fair value. Our research has led us to several Healthcare sector stocks that we think offer compelling risk/reward profiles. We consider Healthcare noncyclical because demand is less impacted by the economy’s performance. Therefore, in a slowing economy, we think patients seeking elective procedures after the pandemic-related disruption should provide support to medical device companies and service providers that are working through patient backlogs.

The Portfolio holds select companies in the Consumer Staples sector that we believe are trading at a discount to their intrinsic value. While input costs have risen in this inflationary environment, many consumer staples companies have been

Mid Cap Value Portfolio (unaudited)

able to improve efficiencies and pass along rising costs through pricing without significantly impacting demand. We think these steps may lead to a positive inflection for select companies in 2023.

We have identified many companies in the Financials sector that meet our investment criteria, particularly in the capital markets, banking and insurance industries. We remain focused on companies that, in our view, offer higher relative returns on assets, stronger capital levels, lower credit risk and management teams focused on returns and building competitive advantages.

The Portfolio is underweight in the Consumer Discretionary sector because it has been difficult for us to find higher quality consumer discretionary companies with durable business models. We also remain underweight in the Information Technology sector relative to the benchmark, largely due to valuations that we view as stretched.

As we enter 2023, we continue to face challenging macroeconomic and geopolitical conditions. In the event of a recession, we believe companies with low debt and steady revenues may be better positioned to grow and maintain their competitive edge despite economic headwinds.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Mid Cap Value Portfolio	-1.15%	6.88%	11.17%
Russell MidCap® Value Index	-12.03%	5.72%	10.11%
Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average	-5.69%	6.60%	10.13%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in medium-sized companies involves a greater degree of risk than investing in large company stocks. The value of securities acquired in an IPO may rise or fall more rapidly than investments in more established issuers.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/22

Security Description	% of Net Assets
Zimmer Biomet Holdings, Inc.	3.0%
Northern Trust Corp.	2.7%
The Bank of New York Mellon Corp.	2.6%
Edison International	2.1%
The Allstate Corp.	2.1%
Spire, Inc.	2.0%
Koninklijke Ahold Delhaize NV	1.9%
Oshkosh Corp.	1.9%
Conagra Brands, Inc.	1.8%
Truist Financial Corp.	1.7%

Mid Cap Value Portfolio (unaudited)

Sector Allocation 12/31/22

Sector	% of Net Assets
Financials	19.5%
Industrials	15.0%
Health Care	13.8%
Utilities	8.8%
Real Estate	8.3%
Consumer Staples	7.3%
Information Technology	6.7%
Consumer Discretionary	6.2%
Materials	5.2%
Energy	4.1%
Communication Services	2.0%
Short-Term Investments & Other Net Assets	1.9%
Investment Companies	1.2%

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (96.9%)	Shares/ Par +	Value $ (000’s)

Communication Services (2.0%)
Fox Corp. - Class B	258,137	7,344
Omnicom Group, Inc.	66,962	5,462

Total		12,806

Consumer Discretionary (6.2%)
Advance Auto Parts, Inc.	53,684	7,893
Aptiv PLC *	29,848	2,780
BorgWarner, Inc.	246,868	9,937
Compagnie Generale des Etablissements Michelin	131,370	3,654
Dollar Tree, Inc. *	72,804	10,297
Sodexo SA	63,110	6,045

Total		40,606

Consumer Staples (7.3%)
Conagra Brands, Inc.	308,339	11,933
Henkel AG & Co. KGaA, Preference Shares	94,857	6,602
The J.M. Smucker Co.	43,312	6,863
Kimberly-Clark Corp.	70,724	9,601
Koninklijke Ahold Delhaize NV	422,149	12,128

Total		47,127

Energy (4.1%)
Baker Hughes	214,916	6,346
Devon Energy Corp.	37,519	2,308
Diamondback Energy, Inc.	30,874	4,223
Enterprise Products Partners LP	333,167	8,036
EQT Corp.	95,869	3,243
Phillips 66	23,655	2,462

Total		26,618

Financials (19.5%)
Aflac, Inc.	60,714	4,368
The Allstate Corp.	102,399	13,885
Ameriprise Financial, Inc.	8,089	2,519
The Bank of New York Mellon Corp.	365,142	16,621
Capitol Federal Financial, Inc.	296,117	2,561
Chubb, Ltd.	8,058	1,778
First Hawaiian, Inc.	384,669	10,017
The Hanover Insurance Group, Inc.	38,050	5,142
Northern Trust Corp.	201,170	17,801
Prosperity Bancshares, Inc.	116,746	8,485
Reinsurance Group of America, Inc.	51,932	7,379

Common Stocks (96.9%)	Shares/ Par +	Value $ (000’s)

Financials continued
T. Rowe Price Group, Inc.	87,335	9,525
Truist Financial Corp.	255,510	10,995
U.S. Bancorp	155,501	6,781
Westamerica Bancorporation	48,373	2,854
Willis Towers Watson PLC	24,665	6,033

Total		126,744

Health Care (13.8%)
AmerisourceBergen Corp.	49,897	8,269
Baxter International, Inc.	63,635	3,244
Becton Dickinson and Co.	11,031	2,805
Cardinal Health, Inc.	39,612	3,045
DENTSPLY SIRONA, Inc.	138,151	4,399
Embecta Corp.	179,917	4,550
Envista Holdings Corp.*	90,589	3,050
HCA Healthcare, Inc.	7,443	1,786
Henry Schein, Inc. *	131,930	10,537
Hologic, Inc. *	44,201	3,307
Laboratory Corp. of America Holdings	30,577	7,200
Quest Diagnostics, Inc.	51,841	8,110
Universal Health Services, Inc. - Class B	70,127	9,880
Zimmer Biomet Holdings, Inc.	154,542	19,704

Total		89,886

Industrials (15.0%)
Atkore, Inc. *	25,141	2,851
Beacon Roofing Supply, Inc. *	66,633	3,518
Cie de Saint-Gobain	137,333	6,711
Cummins, Inc.	15,137	3,667
Emerson Electric Co.	97,924	9,407
Heartland Express, Inc.	282,822	4,338
Huntington Ingalls Industries, Inc.	34,844	8,038
IMI PLC	313,837	4,887
Legrand SA	64,713	5,183
MSC Industrial Direct Co., Inc. - Class A	109,119	8,915
nVent Electric PLC	194,132	7,468
Oshkosh Corp.	137,003	12,082
Republic Services, Inc.	22,293	2,876
Southwest Airlines Co.*	322,638	10,863

Common Stocks (96.9%)	Shares/ Par +	Value $ (000’s)

Industrials continued
VINCI SA	69,063	6,897

Total		97,701

Information Technology (6.7%)
Amdocs, Ltd.	78,514	7,137
Applied Materials, Inc.	29,963	2,918
Corning, Inc.	77,297	2,469
Electronic Arts, Inc.	27,774	3,393
F5, Inc. *	50,039	7,181
HP, Inc.	199,437	5,359
Juniper Networks, Inc.	165,513	5,290
TE Connectivity, Ltd.	59,961	6,883
Teradyne, Inc.	36,920	3,225

Total		43,855

Materials (5.2%)
Akzo Nobel NV	103,181	6,910
Amcor PLC	509,831	6,072
Axalta Coating Systems, Ltd. *	236,862	6,033
Mondi PLC	44,794	763
Packaging Corp. of America	80,294	10,270
Sonoco Products Co.	59,456	3,610

Total		33,658

Real Estate (8.3%)
Equinix, Inc.	11,897	7,793
Essex Property Trust, Inc.	32,586	6,906
Healthpeak Properties, Inc.	377,753	9,470
Public Storage	19,714	5,524
Realty Income Corp.	144,064	9,138
Regency Centers Corp.	129,757	8,110
VICI Properties, Inc.	57,546	1,865
Weyerhaeuser Co.	57,110	1,770
WP Carey, Inc.	46,813	3,658

Total		54,234

Utilities (8.8%)
Atmos Energy Corp.	14,943	1,675
Duke Energy Corp.	68,789	7,085
Edison International	219,435	13,960
Evergy, Inc.	48,522	3,053
Eversource Energy	38,188	3,202
NorthWestern Corp.	174,600	10,361
Pinnacle West Capital Corp.	69,735	5,303
Spire, Inc.	186,762	12,860

Total		57,499

Total Common Stocks
(Cost: $632,470)		630,734

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio

Investment Companies (1.2%)	Shares/ Par +	Value $ (000’s)

Investment Companies (1.2%)
iShares Russell Mid- Cap Value ETF	72,621	7,650

Total		7,650

Total Investment Companies
(Cost: $7,168)		7,650

Total Investments (98.1%)
(Cost: $639,638)@		638,384
Other Assets, Less
Liabilities (1.9%)		12,580

Net Assets (100.0%)		650,964

Over the Counter Derivatives Forward Foreign Currency Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Goldman Sachs International	EUR	43,545	46,890	3/31/2023	$–	$(337)	$(337)
Buy	Bank of America NA	GBP	566	687	3/31/2023	1	(1)	–	π
Sell	Bank of America NA	GBP	4,628	5,607	3/31/2023	35	–	35
Buy	Goldman Sachs International	NOK	4,057	415	3/31/2023	3	–	3
Sell	Goldman Sachs International	NOK	4,057	416	3/31/2023	–	(4)	(4)
						$39	$(342)	$(303)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	$39	–	$39	$(342)	–	–	$(342)

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $643,768 and the net unrealized depreciation of investments based on that cost was $5,687 which is comprised of $30,757 aggregate gross unrealized appreciation and $36,444 aggregate gross unrealized depreciation.

π	Amount is less than one thousand.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$630,734	$-	$-
Investment Companies	7,650	-	-
Other Financial Instruments^
Forward Foreign Currency Contracts	-	39	-
Total Assets:	$638,384	$39	$-
Liabilities:
Other Financial Instruments^
Forward Foreign Currency Contracts	-	(342)	-
Total Liabilities:	$-	$(342)	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small capitalization companies.	$595 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Small Cap Growth Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of small capitalization companies. The Portfolio’s investment process is derived from the observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum and attractive relative valuations.

MARKET OVERVIEW

U.S. equities, as measured by the S&P 500® Index, posted negative results for the year 2022 amid surging inflation, tighter financial conditions and moderating economic activity which have increased the probability of recession. Surging prices for food and energy pushed consumer inflation to its highest level in more than four decades. The Federal Reserve (the “Fed”) Chair, Jerome Powell, acknowledged that there is considerable uncertainty about the trajectory of inflation and a greater possibility of recession. In December, the Fed raised interest rates by 50 basis points (bps), snapping a streak of four consecutive hikes of 75 bps. Greater optimism that the Fed would begin to scale back its aggressive pace of interest rate hikes helped to fuel a sharp rebound in stocks in October and November before risk sentiment waned in December amid recession fears, macroeconomic headwinds and downside earnings risks in the coming quarters.

Returns during the period varied by market capitalization, with large- and mid-capitalization stocks, as measured by the S&P 500® Index and S&P MidCap 400® Index, respectively, outperforming small-capitalization stocks, as measured by the Russell 2000® Index.

PORTFOLIO RESULTS

The Portfolio returned (28.49%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the Russell 2000® Growth Index (the “Index”) returned (26.36%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the Small Cap Growth Funds peer group was (27.22%).

The Portfolio’s relative underperformance was driven by weak sector allocation, primarily an underweight to the Energy sector and overweights to the Real Estate and Information Technology sectors. Security selection also detracted from relative returns, driven by weak selection in the Health Care, Materials and Communication Services sectors.

The top relative detractors from performance included an overweight position in Health Care companies R1 RCM, Inc. and Omnicell, Inc. Shares of R1 RCM fell during the period after the company reported third-quarter earnings missed expectations. Similarly, Omnicell declined as the company delivered disappointing third-quarter results and lowered fourth-quarter and full-year 2022 guidance. In the Communication Services sector, an overweight position in Cardlytics detracted as the company reported earnings for the second quarter below consensus expectations with operating losses significantly higher than a year ago.

In contrast, the Portfolio’s relative return benefited from an overweight to the Consumer Staples and Industrials sectors, an underweight to the Communication Services sector and strong selection in the Real Estate, Industrials and Consumer Discretionary sectors.

Holdings in the Industrial sector contributed to the Portfolio’s relative return. Top contributors included an overweight position in WillScot Mobile Mini Holdings Corp. and Applied Industrial Technologies, Inc., as well as an out-of-benchmark holding in CACI International, Inc. Shares of WillScot Mobile, a leader in modular space and storage solutions, advanced after it was announced they acquired the rental fleet and assets of Modulease Corp. The company also beat second-quarter revenue expectations driven by strong demand and the implementation of increased rental rates. Shares of Applied Industrial Technologies rose over the period after the company reported strong results in the fiscal first quarter. CACI International advanced along with other defense contractors as Russia’s war in Ukraine continued to escalate.

Small Cap Growth Stock Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

As we look ahead, there are increasing indications that inflationary pressures are abating in the goods components of both the Consumer Price Index (CPI) and the Personal Consumption Expenditures (PCE) Price Index. Additionally, there is a clearer path to a gradual disinflation in housing-related expenses by the second half of 2023. However, the services component of both indicators remains stubbornly high, driven by a still-resilient U.S. labor market driving continued upward wage pressure. Accordingly, the Federal Open Market Committee (FOMC) remains steadfast in its determination to continue to slow the U.S. economy and has indicated that incremental rate hikes should be expected in early 2023, with the FOMC’s “dot plot” median rate projection now having increased from 4.6% to 5.1% for the end of 2023. It is increasingly clear that a mild recession is the likely scenario as the Fed seeks to cool wage inflation and bring down both realized inflation and future inflationary expectations.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Small Cap Growth Stock Portfolio	-28.49%	3.55%	9.40%
Russell 2000® Growth Index	-26.36%	3.51%	9.20%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average	-27.22%	5.76%	9.81%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange-traded funds (“ETFs”) for cash management purposes. Investing in ETFs may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in an equity security. The market prices of ETFs may trade at a premium or discount to their net asset value and may be subject to trading halts by the applicable exchange, which may negatively impact the Portfolio.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

   Top 10 Holdings 12/31/22

Security Description	% of Net Assets
iShares Russell 2000 Growth ETF	2.0%
Applied Industrial Technologies, Inc.	1.8%
Crocs, Inc.	1.8%
Texas Roadhouse, Inc.	1.5%
Wingstop, Inc.	1.5%
Fabrinet	1.4%
WillScot Mobile Mini Holdings Corp.	1.4%
CACI International, Inc. - Class A	1.3%
Haemonetics Corp.	1.3%
Insperity, Inc.	1.3%

Small Cap Growth Stock Portfolio (unaudited)

Sector Allocation 12/31/22

Sector	% of Net Assets
Health Care	21.4%
Industrials	20.1%
Information Technology	20.0%
Consumer Discretionary	12.5%
Energy	6.0%
Consumer Staples	5.7%
Financials	4.1%
Materials	3.8%
Real Estate	2.3%
Investment Companies	2.0%
Communication Services	1.5%
Short-Term Investments & Other Net Assets	0.6%

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Growth Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (97.4%)	Shares/ Par +	Value $ (000’s)

Communication Services (1.5%)
Bumble, Inc. *	151,721	3,194
Ziff Davis, Inc. *	72,203	5,711

Total		8,905

Consumer Discretionary (12.5%)
Burlington Stores, Inc. *	26,945	5,463
Churchill Downs, Inc.	22,548	4,767
Crocs, Inc. *	96,917	10,509
Deckers Outdoor Corp. *	15,475	6,177
Fox Factory Holding Corp. *	73,801	6,733
Patrick Industries, Inc.	56,648	3,433
Penn National Gaming, Inc. *	100,835	2,995
Texas Roadhouse, Inc.	100,597	9,149
Thor Industries, Inc.	52,698	3,978
Visteon Corp. *	44,338	5,801
Wingstop, Inc.	65,663	9,036
YETI Holdings, Inc. *	150,074	6,200

Total		74,241

Consumer Staples (5.7%)
The Beauty Health Co. *	268,054	2,439
The Boston Beer Co., Inc. - Class A *	7,654	2,522
Celsius Holdings, Inc. *	59,797	6,221
Freshpet, Inc. *	65,980	3,482
Lancaster Colony Corp.	28,362	5,596
Performance Food Group Co. *	81,943	4,785
The Simply Good Foods Co. *	111,751	4,250
Sovos Brands, Inc. *	310,574	4,463

Total		33,758

Energy (6.0%)
Helmerich & Payne, Inc.	123,390	6,117
Magnolia Oil & Gas Corp.	316,861	7,430
Oasis Petroleum, Inc.	49,390	6,757
Ovintiv, Inc.	87,273	4,426
PDC Energy, Inc.	86,915	5,517
SM Energy Co.	166,201	5,789

Total		36,036

Financials (4.1%)
James River Group Holdings, Ltd.	102,355	2,140
MGIC Investment Corp.	393,654	5,118
Stifel Financial Corp.	93,695	5,469
Synovus Financial Corp.	126,919	4,766

Common Stocks (97.4%)	Shares/ Par +	Value $ (000’s)

Financials continued
Triumph Financial, Inc. *	67,858	3,316
Western Alliance Bancorp	57,055	3,398

Total		24,207

Health Care (21.4%)
Aclaris Therapeutics, Inc. *	173,460	2,732
Amedisys, Inc. *	20,088	1,678
Apellis Pharmaceuticals, Inc. *	51,346	2,655
AtriCure, Inc. *	85,077	3,776
Blueprint Medicines Corp. *	75,758	3,319
Celldex Therapeutics, Inc. *	78,932	3,518
Crinetics Pharmaceuticals, Inc. *	108,491	1,985
Cytokinetics, Inc. *	85,462	3,916
Denali Therapeutics, Inc. *	108,806	3,026
Encompass Health Corp.	82,539	4,937
Glaukos Corp. *	84,810	3,705
Globus Medical, Inc. - Class A *	96,950	7,200
Haemonetics Corp. *	96,965	7,626
Halozyme Therapeutics, Inc. *	31,952	1,818
Harmony Biosciences Holdings, Inc. *	54,959	3,028
HealthEquity, Inc. *	80,248	4,946
ImmunoGen, Inc. *	452,803	2,246
Inari Medical, Inc. *	59,303	3,769
Inhibrx, Inc. *	88,254	2,175
Inspire Medical Systems, Inc. *	12,554	3,162
Integra LifeSciences Holdings Corp. *	114,130	6,399
Intra-Cellular Therapies, Inc. *	87,426	4,627
Karuna Therapeutics, Inc. *	22,096	4,342
Kymera Therapeutics, Inc. *	65,110	1,625
ModivCare, Inc. *	19,934	1,789
Morphic Holding, Inc. *	98,697	2,640
Omnicell, Inc. *	57,772	2,913
Owens & Minor, Inc. *	179,586	3,507
Pacira Biosciences, Inc. *	67,687	2,613

Common Stocks (97.4%)	Shares/ Par +	Value $ (000’s)

Health Care continued
PTC Therapeutics, Inc. *	75,848	2,895
Replimune Group, Inc. *	50,659	1,378
Revance Therapeutics, Inc. *	139,081	2,567
Revolution Medicines, Inc. *	118,556	2,824
Sage Therapeutics, Inc. *	53,056	2,024
Shockwave Medical, Inc. *	13,830	2,844
Syndax Pharmaceuticals, Inc. *	112,674	2,868
Vaxcyte, Inc. *	95,590	4,584
Veracyte, Inc. *	82,701	1,962
Zentalis Pharmaceuticals, Inc. *	80,659	1,624

Total		127,242

Industrials (20.1%)
Ameresco, Inc. *	66,083	3,776
Applied Industrial Technologies, Inc.	85,362	10,758
Armstrong World Industries, Inc.	38,113	2,614
ASGN, Inc. *	78,856	6,425
Boise Cascade Co.	36,765	2,525
CACI International, Inc. - Class A *	25,781	7,749
Casella Waste Systems, Inc. - Class A *	60,347	4,786
Chart Industries, Inc. *	39,750	4,580
Clean Harbors, Inc. *	25,562	2,917
Curtiss-Wright Corp.	35,854	5,987
Exponent, Inc.	38,609	3,826
Fluor Corp. *	106,704	3,698
Herc Holdings, Inc.	26,190	3,446
Insperity, Inc.	65,669	7,460
ITT, Inc.	61,143	4,959
John Bean Technologies Corp.	62,924	5,747
KBR, Inc.	95,432	5,039
Rush Enterprises, Inc.	54,354	2,842
Shoals Technologies Group, Inc. *	154,309	3,807
SPX Technologies, Inc. *	95,307	6,257
Stem, Inc. *	317,706	2,840
Tetra Tech, Inc.	16,488	2,394
WillScot Mobile Mini Holdings Corp. *	186,039	8,403

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

Common Stocks (97.4%)	Shares/ Par +	Value $ (000’s)

Industrials continued
Zurn Water Solutions Corp.	322,350	6,818

Total		119,653

Information Technology (20.0%)
Alarm.com Holdings, Inc. *	88,693	4,389
Axcelis Technologies, Inc. *	62,345	4,948
Blackbaud, Inc. *	71,650	4,217
Ceridian HCM Holding, Inc. *	56,002	3,593
Cirrus Logic, Inc. *	38,768	2,887
Concentrix Corp.	32,091	4,273
Consensus Cloud Solutions, Inc. *	37,071	1,993
DigitalOcean Holdings, Inc. *	40,762	1,038
EngageSmart, Inc. *	201,001	3,538
ExlService Holdings, Inc. *	34,504	5,846
Fabrinet *	65,729	8,428
Five9, Inc. *	45,388	3,080
Insight Enterprises, Inc. *	58,660	5,882
Lattice Semiconductor Corp. *	47,750	3,098
Lumentum Holdings, Inc. *	33,872	1,767
Manhattan Associates, Inc. *	43,753	5,312
MKS Instruments, Inc.	39,877	3,379
Novanta, Inc. *	38,710	5,259
Olo, Inc. *	79,285	496
Perficient, Inc. *	84,055	5,870
Power Integrations, Inc.	81,571	5,850
PowerSchool Holdings, Inc. *	62,290	1,438
Rapid7, Inc. *	55,327	1,880
Repay Holdings Corp. *	123,134	991
Shift4 Payments, Inc. *	92,498	5,173
Silicon Laboratories, Inc. *	38,936	5,282
Sprout Social, Inc. *	75,367	4,255
Verra Mobility Corp. *	513,487	7,101
WEX, Inc. *	23,694	3,877
Workiva, Inc. *	48,680	4,088

Total		119,228

Materials (3.8%)
Axalta Coating
Systems, Ltd. *	253,679	6,461
Cabot Corp.	84,779	5,667
Ingevity Corp. *	40,165	2,829
Livent Corp. *	268,606	5,337
Louisiana-Pacific Corp.	40,868	2,420

Total		22,714

Common Stocks (97.4%)	Shares/ Par +	Value $ (000’s)

Real Estate (2.3%)
Agree Realty Corp.	47,251	3,351
Phillips Edison & Co., Inc.	169,523	5,398
Ryman Hospitality Properties, Inc.	57,577	4,709

Total		13,458

Total Common Stocks
(Cost: $540,616)		579,442

Investment Companies (2.0%)

Investment Companies (2.0%)
iShares Russell 2000 Growth ETF	55,310	11,865

Total		11,865

Total Investment Companies
(Cost: $11,644)		11,865

Total Investments (99.4%)
(Cost: $552,260)@		591,307

Other Assets, Less
Liabilities (0.6%)		3,570

Net Assets (100.0%)		594,877

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $553,461 and the net unrealized appreciation of investments based on that cost was $37,846 which is comprised of $87,627 aggregate gross unrealized appreciation and $49,781 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Common Stocks	$579,442	$-	$-
Investment Companies	11,865	-	-
Total Assets:	$591,307	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P SmallCap 600® Index.	Invest in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$372 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Index 600 Stock Portfolio (the “Portfolio”), has engaged Northern Trust Investments, Inc. (“Northern Trust”) to act as sub-adviser for the Portfolio. The Portfolio seeks investment results that approximate the performance of the S&P SmallCap 600® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in equity index futures to help achieve full replication.

MARKET OVERVIEW

U.S. equity markets declined over the reporting period, marking the worst annual decline since the financial crisis in 2008, as central bank tightening to combat high inflation raised fears of an impending recession. The Federal Reserve raised interest rates seven times during 2022 as continued supply-chain disruptions, strong consumer demand and higher wages drove inflation higher. Russia’s invasion of Ukraine also disrupted financial markets and led to volatile oil and commodity prices and exasperated supply constraints. U.S. gross domestic product grew in the second half of the year after contracting in the first six months of 2022.

In this environment, large cap stocks, as represented by the S&P 500® Index, posted a return of (18.11%), underperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned (13.06%) and (16.10%), respectively. Meanwhile, the broader bond market, as represented by the Bloomberg® U.S. Aggregate Index, returned (13.01%), while the Bloomberg® U.S. Corporate High Yield Index returned (11.18%).

PORTFOLIO RESULTS

The Index 600 Stock Portfolio returned (16.37%) for the twelve months ending December 31, 2022, trailing the S&P 600® Index (the “Index”), which posted a return of (16.10%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) Portfolio performance lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with stock index futures contracts. According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the Small Cap Core Funds peer group was (16.51%). However, the Small Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

The Real Estate sector detracted the most from the Portfolio’s return as higher interest rates increased borrowing costs to finance property acquisitions. Stock prices of companies in the real estate management and development industry declined as rising interest rates outpaced the dividend rate paid by real estate investment trusts, weakening their attractiveness for income-oriented investors.

The Consumer Discretionary sector also detracted meaningfully from the Portfolio’s return as consumers deferred purchases of non-essential goods and services amid rising prices and an uncertain economic outlook. Companies in the household durables industry struggled with supply chain shortfalls that limited production and weakening consumer sentiment as the economic outlook worsened.

The Information Technology sector also detracted from the Portfolio’s return as rising inflation and higher bond yields led to a broad-based revaluation of growth stocks. The IT services industry declined amid weakening orders and deteriorating fundamentals. Companies in the semiconductors and semiconductor equipment industry reported falling demand for the PCs, smartphones and other consumer electronics that require microprocessors, in addition to widening U.S. restrictions on the sale of microchips to China.

Conversely, the Energy sector contributed to the Portfolio’s return as the war in Ukraine and Western sanctions against Russia sent oil and gas prices sharply higher early in the year. Companies in the oil, gas and consumable fuels industry posted stronger profits on higher oil prices and restricted supplies.

Index 600 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Index 600 Stock Portfolio	-16.37%	5.51%	10.42%
S&P SmallCap 600® Index	-16.10%	5.87%	10.82%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average	-16.51%	4.29%	8.93%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P SmallCap 600” and “Standard & Poor’s SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Stocks of smaller companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange-traded funds and derivative instruments, such as equity index futures for cash management and liquidity purposes and to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Holdings 12/31/22

Security Description	% of Net Assets
Agree Realty Corp.	0.7%
Ensign Group, Inc.	0.6%
Helmerich & Payne, Inc.	0.6%
Exponent, Inc.	0.6%
UFP Industries, Inc.	0.6%
Applied Industrial Technologies, Inc.	0.6%
Fabrinet	0.5%
SPS Commerce, Inc.	0.5%
AMN Healthcare Services, Inc.	0.5%
South Jersey Industries, Inc.	0.5%

  Sector Allocation 12/31/22

Sector	% of Net Assets
Financials	17.9%
Industrials	17.0%
Information Technology	13.0%
Consumer Discretionary	12.5%
Health Care	11.1%
Real Estate	7.8%
Materials	5.6%
Consumer Staples	5.2%
Energy	4.6%
Utilities	2.6%
Communication Services	1.9%
Short-Term Investments & Other Net Assets	0.8%

Sector Allocation and Top 10 Holdings are subject to change.

Index 600 Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)

Communication Services (1.9%)
AMC Networks, Inc. - Class A *	12,021	188
ATN International, Inc.	4,507	204
Cars.com, Inc. *	26,138	360
Cinemark Holdings, Inc. *	45,278	392
Cogent Communications Holdings, Inc.	18,021	1,029
Consolidated Communications Holdings, Inc. *	30,545	109
The E.W. Scripps Co. - Class A *	24,359	321
Gannett Co., Inc. *	61,887	126
Gogo, Inc. *	27,554	407
The Marcus Corp.	10,228	147
QuinStreet, Inc. *	21,258	305
Scholastic Corp.	12,453	492
Shenandoah Telecommunications Co.	21,118	335
Shutterstock, Inc.	10,149	535
TechTarget, Inc. *	11,412	503
Telephone and Data Systems, Inc.	42,163	442
Thryv Holdings, Inc. *	12,866	245
Yelp, Inc. *	29,453	805

Total		6,945

Consumer Discretionary (12.5%)
The Aaron’s Co., Inc.	12,729	152
Abercrombie & Fitch Co. - Class A *	20,881	478
Academy Sports & Outdoors, Inc.	33,664	1,769
Adtalem Global Education, Inc. *	19,171	681
American Axle & Manufacturing Holdings, Inc. *	48,230	377
American Eagle Outfitters, Inc.	73,555	1,027
America’s Car-Mart, Inc. *	2,449	177
Asbury Automotive Group, Inc. *	9,346	1,675
Bed Bath & Beyond, Inc. *	32,467	81
Big Lots, Inc.	12,408	182
BJ’s Restaurants, Inc. *	9,878	261
Bloomin’ Brands, Inc.	37,137	747
Boot Barn Holdings, Inc. *	12,647	791

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)

Consumer Discretionary continued
Brinker International, Inc. *	18,568	593
The Buckle, Inc.	12,555	569
Caleres, Inc.	15,423	344
Cavco Industries, Inc. *	3,504	793
Century Communities, Inc.	11,919	596
The Cheesecake Factory, Inc.	20,220	641
Chico’s FAS, Inc. *	52,389	258
The Children’s Place, Inc. *	5,531	201
Chuy’s Holdings, Inc. *	7,619	216
Dave & Buster’s Entertainment, Inc. *	17,739	629
Designer Brands, Inc.	21,503	210
Dine Brands Global, Inc.	6,616	427
Dorman Products, Inc. *	11,988	969
El Pollo Loco Holdings, Inc.	8,397	84
Ethan Allen Interiors, Inc.	9,569	253
Frontdoor, Inc. *	34,401	716
Genesco, Inc. *	5,246	241
Gentherm, Inc. *	14,076	919
G-III Apparel Group, Ltd. *	17,938	246
Golden Entertainment, Inc. *	9,329	349
Green Brick Partners, Inc. *	11,610	281
Group 1 Automotive, Inc.	6,156	1,110
Guess?, Inc.	12,858	266
Haverty Furniture Cos., Inc.	5,571	167
Hibbett, Inc.	5,431	371
Installed Building Products, Inc.	9,900	847
iRobot Corp. *	11,554	556
Jack in the Box, Inc.	8,889	607
Kontoor Brands, Inc.	20,916	836
La-Z-Boy, Inc.	18,243	416
LCI Industries	10,781	997
Leslie’s, Inc. *	62,828	767
LGI Homes, Inc. *	8,644	800
Liquidity Services, Inc. *	11,537	162
M.D.C. Holdings, Inc.	24,058	760
M/I Homes, Inc. *	11,556	534
MarineMax, Inc. *	9,071	283
Meritage Homes Corp. *	15,446	1,424

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)

Consumer Discretionary continued
Mister Car Wash, Inc. *	33,121	306
Monarch Casino & Resort, Inc. *	5,560	428
Monro, Inc.	13,278	600
Motorcar Parts of America, Inc. *	7,944	94
Movado Group, Inc.	6,827	220
National Vision Holdings, Inc. *	33,305	1,291
The ODP Corp. *	17,026	775
Oxford Industries, Inc.	6,354	592
Patrick Industries, Inc.	9,081	550
Perdoceo Education Corp. *	28,444	395
PetMed Express, Inc.	8,910	158
Rent-A-Center, Inc.	21,160	477
Ruth’s Hospitality Group, Inc.	12,629	196
Sally Beauty Holdings, Inc. *	45,112	565
Shake Shack, Inc. - Class A *	15,744	654
Shoe Carnival, Inc.	7,088	169
Signet Jewelers, Ltd.	19,525	1,328
Six Flags Entertainment Corp. *	31,300	728
Sleep Number Corp. *	9,394	244
Sonic Automotive, Inc. - Class A	7,045	347
Sonos, Inc. *	53,734	908
Standard Motor Products, Inc.	7,940	276
Steven Madden, Ltd.	30,868	987
Strategic Education, Inc.	9,405	737
Stride, Inc. *	17,212	538
Sturm, Ruger & Co., Inc.	7,513	380
TRI Pointe Homes, Inc. *	42,624	792
Universal Electronics, Inc. *	5,047	105
Urban Outfitters, Inc. *	25,268	603
Vista Outdoor, Inc. *	23,837	581
Winnebago Industries, Inc.	12,875	679
Wolverine World Wide, Inc.	33,115	362
WW International, Inc. *	22,690	88
XPEL, Inc. *	8,235	495
Zumiez, Inc. *	6,534	142

Total		46,626

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)

Consumer Staples (5.2%)
The Andersons, Inc.	13,144	460
B&G Foods, Inc.	30,491	340
Calavo Growers, Inc.	7,572	223
Cal-Maine Foods, Inc.	16,036	873
Central Garden & Pet Co. *	4,111	154
Central Garden & Pet Co. - Class A *	17,472	625
The Chefs’ Warehouse, Inc. *	14,467	481
e.l.f. Beauty, Inc. *	21,226	1,174
Edgewell Personal Care Co.	21,961	846
Fresh Del Monte Produce, Inc.	12,854	337
The Hain Celestial Group, Inc. *	37,740	611
Hostess Brands, Inc. *	56,538	1,269
Inter Parfums, Inc.	7,576	731
J & J Snack Foods Corp.	6,342	949
John B. Sanfilippo & Son, Inc.	3,727	303
Medifast, Inc.	4,610	532
MGP Ingredients, Inc.	6,526	694
National Beverage Corp. *	9,806	456
Nu Skin Enterprises, Inc.	20,852	879
PriceSmart, Inc.	10,558	642
Seneca Foods Corp. - Class A *	2,232	136
The Simply Good Foods Co. *	35,520	1,351
SpartanNash Co.	14,855	449
Tootsie Roll Industries, Inc.	7,433	316
TreeHouse Foods, Inc. *	21,356	1,055
United Natural Foods, Inc. *	24,715	957
Universal Corp.	10,374	548
USANA Health Sciences, Inc. *	4,676	249
Vector Group, Ltd.	55,399	657
WD-40 Co.	5,731	924

Total		19,221

Energy (4.6%)
Archrock, Inc.	56,215	505
Bristow Group, Inc. *	10,045	272
Callon Petroleum Co. *	21,545	799
Civitas Resources, Inc.	21,977	1,273
CONSOL Energy, Inc.	13,878	902
Core Laboratories NV	19,770	401
DMC Global, Inc. *	7,792	151
Dorian LPG, Ltd.	13,308	252
Dril-Quip, Inc. *	14,303	389
Green Plains, Inc. *	25,025	763

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)

Energy continued
Helix Energy Solutions Group, Inc. *	59,879	442
Helmerich & Payne, Inc.	44,434	2,203
Laredo Petroleum, Inc. *	7,090	365
Nabors Industries, Ltd. *	3,771	584
Oceaneering International, Inc. *	42,300	740
Oil States International, Inc. *	26,923	201
Par Pacific Holdings, Inc. *	23,537	547
Patterson-UTI Energy, Inc.	91,537	1,541
ProPetro Holding Corp. *	40,559	421
Ranger Oil Corp. - Class A	8,024	324
REX American Resources Corp. *	6,591	210
RPC, Inc.	35,517	316
SM Energy Co.	51,930	1,809
Talos Energy, Inc. *	27,668	522
US Silica Holdings, Inc. *	31,810	398
World Fuel Services Corp.	26,059	712

Total		17,042

Financials (17.9%)
Ambac Financial Group, Inc. *	19,187	335
American Equity Investment Life Holding Co.	29,317	1,337
Ameris Bancorp	27,601	1,301
AMERISAFE, Inc.	8,080	420
Apollo Commercial Real Estate Finance, Inc.	54,578	587
ARMOUR Residential REIT, Inc.	55,730	314
Assured Guaranty, Ltd.	25,329	1,577
Axos Financial, Inc. *	22,632	865
B. Riley Financial, Inc.	6,772	232
Banc of California, Inc.	23,520	375
BancFirst Corp.	7,363	649
The Bancorp, Inc. *	23,635	671
BankUnited, Inc.	32,652	1,109
Banner Corp.	14,432	912
Berkshire Hills Bancorp, Inc.	19,001	568
Blucora, Inc. *	20,262	517
Brightsphere Investment Group, Inc.	13,649	281
Brookline Bancorp, Inc.	32,572	461

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)

Financials continued
Capitol Federal Financial, Inc.	54,478	471
Central Pacific Financial Corp.	11,530	234
City Holding Co.	6,247	581
Columbia Banking System, Inc.	33,148	999
Community Bank System, Inc.	22,637	1,425
Customers Bancorp, Inc. *	13,013	369
CVB Financial Corp.	55,524	1,430
Dime Community Bancshares, Inc.	13,654	435
Donnelley Financial Solutions, Inc. *	10,571	409
Eagle Bancorp, Inc.	13,439	592
Ellington Financial, Inc.	24,241	300
Employers Holdings, Inc.	11,491	496
Encore Capital Group, Inc. *	9,879	474
Enova International, Inc. *	13,287	510
EZCORP, Inc. - Class A *	22,712	185
FB Financial Corp.	14,793	535
First Bancorp	93,126	1,641
First Commonwealth Financial Corp.	39,449	551
First Financial Bancorp	40,176	973
First Hawaiian, Inc.	54,038	1,407
Franklin BSP Realty Trust, Inc.	34,823	449
Genworth Financial, Inc. - Class A *	209,710	1,109
Granite Point Mortgage Trust, Inc.	21,963	118
Green Dot Corp. - Class A *	19,760	313
Hanmi Financial Corp.	12,848	318
HCI Group, Inc.	3,002	119
Heritage Financial Corp.	14,784	453
Hilltop Holdings, Inc.	19,347	581
HomeStreet, Inc.	7,654	211
Hope Bancorp, Inc.	50,410	646
Horace Mann Educators Corp.	17,190	642
Independent Bank Corp.	19,247	1,625
Independent Bank Group, Inc.	14,985	900
Invesco Mortgage Capital, Inc.	14,957	190
James River Group Holdings, Ltd.	15,807	330
KKR Real Estate Finance Trust, Inc.	24,228	338

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)

Financials continued
Lakeland Financial Corp.	10,732	783
LendingTree, Inc. *	4,550	97
Mercury General Corp.	11,163	382
Meta Financial Group, Inc.	12,152	523
Mr. Cooper Group, Inc. *	29,799	1,196
National Bank Holding Corp. - Class A	15,919	670
NBT Bancorp, Inc.	18,124	787
New York Mortgage Trust, Inc.	156,699	401
NMI Holdings, Inc. - Class A *	35,311	738
Northfield Bancorp, Inc.	17,884	281
Northwest Bancshares, Inc.	53,610	749
OFG Bancorp	20,059	553
Pacific Premier Bancorp, Inc.	40,124	1,266
Palomar Holdings, Inc. *	10,693	483
Park National Corp.	6,118	861
PennyMac Mortgage Investment Trust	37,565	465
Piper Sandler Cos.	5,965	777
PRA Group, Inc. *	16,563	559
Preferred Bank	5,564	415
ProAssurance Corp.	22,974	401
PROG Holdings, Inc. *	21,191	358
Provident Financial Services, Inc.	31,959	683
Ready Capital Corp.	41,452	462
Redwood Trust, Inc.	47,883	324
Renasant Corp.	23,607	887
S&T Bancorp, Inc.	16,467	563
Safety Insurance Group, Inc.	6,193	522
Seacoast Banking Corp. of Florida	30,005	936
ServisFirst Bancshares, Inc.	20,673	1,425
Simmons First National Corp. - Class A	53,688	1,159
SiriusPoint, Ltd. *	35,655	210
Southside Bancshares, Inc.	12,852	462
Stellar Bancorp, Inc.	18,778	553
Stewart Information Services Corp.	11,434	489
StoneX Group, Inc. *	7,295	695
Tompkins Financial Corp.	5,293	411
Triumph Financial, Inc. *	9,557	467
Trupanion, Inc. *	14,866	707
TrustCo Bank Corp.	8,012	301
Trustmark Corp.	25,727	898

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)

Financials continued
Two Harbors
Investment Corp.	36,567	577
United Community
Banks, Inc.	44,842	1,516
United Fire Group, Inc.	9,191	251
Universal Insurance Holdings, Inc.	11,460	121
Veritex Holdings, Inc.	22,776	640
Virtus Investment Partners, Inc.	2,871	550
Walker & Dunlop, Inc.	12,962	1,017
Westamerica Bancorporation	11,355	670
WisdomTree Investments, Inc.	46,731	255
World Acceptance Corp. *	1,400	92
WSFS Financial Corp.	25,993	1,178

Total		66,636

Health Care (11.1%)
AdaptHealth LLC *	32,492	625
Addus HomeCare Corp. *	6,821	679
Agiliti, Inc. *	14,078	230
Allscripts Healthcare Solutions, Inc. *	46,159	814
AMN Healthcare Services, Inc. *	18,319	1,884
Amphastar Pharmaceuticals, Inc. *	15,931	446
AngioDynamics, Inc. *	16,363	225
ANI Pharmaceuticals, Inc. *	5,189	209
Anika Therapeutics, Inc. *	6,272	186
Apollo Medical Holdings, Inc. *	16,803	497
Arcus Biosciences, Inc. *	22,030	456
Artivion, Inc. *	16,952	205
Avanos Medical, Inc. *	19,654	532
Avid Bioservices, Inc. *	26,271	362
BioLife Solutions, Inc. *	14,312	260
Cara Therapeutics, Inc. *	19,375	208
Cardiovascular Systems, Inc. *	17,734	242
Catalyst Pharmaceuticals, Inc. *	40,429	752
Coherus Biosciences, Inc. *	27,106	215
Collegium Pharmaceutical, Inc. *	14,135	328
Community Health Systems, Inc. *	52,458	227

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Computer Programs and Systems, Inc. *	6,020	164
CONMED Corp.	12,875	1,141
Corcept Therapeutics, Inc. *	40,390	820
CorVel Corp. *	3,858	561
Cross Country Healthcare, Inc. *	14,965	398
Cutera, Inc. *	7,480	331
Cytokinetics, Inc. *	39,880	1,827
Dynavax Technologies Corp. *	49,896	531
Eagle Pharmaceuticals, Inc. *	4,460	130
Embecta Corp.	24,379	617
Emergent BioSolutions, Inc. *	18,821	222
Enanta Pharmaceuticals, Inc. *	8,165	380
Enhabit, Inc. *	21,073	277
Ensign Group, Inc.	23,468	2,220
Fulgent Genetics, Inc. *	8,332	248
Glaukos Corp. *	20,169	881
Harmony Biosciences Holdings, Inc. *	12,547	691
HealthStream, Inc. *	10,149	252
Heska Corp. *	4,347	270
Innoviva, Inc. *	26,310	349
Inogen, Inc. *	9,837	194
Integer Holdings Corp. *	13,998	958
Ironwood Pharmaceuticals, Inc. *	56,476	700
iTeos Therapeutics, Inc. *	10,545	206
The Joint Corp. *	6,231	87
LeMaitre Vascular, Inc.	8,162	376
Ligand Pharmaceuticals, Inc. - Class B *	6,740	450
MEDNAX, Inc. *	34,607	514
Meridian Bioscience, Inc. *	18,403	611
Merit Medical Systems, Inc. *	24,070	1,700
Mesa Laboratories, Inc.	2,099	349
ModivCare, Inc. *	5,379	483
Myriad Genetics, Inc. *	34,222	497
Nektar Therapeutics *	78,468	177
NeoGenomics, Inc. *	53,177	491
NextGen Healthcare, Inc. *	23,156	435
NuVasive, Inc. *	22,020	908
OmniAb, Inc. - 12.50 Earnout Consideration *,Æ	2,585	–

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)

Health Care continued
OmniAb, Inc. - 15.00 Earnout Consideration *,Æ	2,585	–
OptimizeRx Corp. *	7,239	122
OraSure Technologies, Inc. *	31,047	150
Organogenesis Holdings, Inc. *	29,707	80
Orthofix Medical, Inc. *	8,402	172
Owens & Minor, Inc. *	32,351	632
Pacira Biosciences, Inc. *	19,433	750
The Pennant Group, Inc. *	11,787	129
Phibro Animal Health Corp. - Class A	8,678	116
Prestige Consumer Healthcare, Inc. *	20,930	1,310
RadNet, Inc. *	20,759	391
REGENXBIO, Inc. *	15,894	360
Select Medical Holdings Corp.	44,001	1,093
Simulations Plus, Inc.	6,721	246
Supernus Pharmaceuticals, Inc. *	22,823	814
Surmodics, Inc. *	5,836	199
uniQure NV *	17,479	396
US Physical Therapy, Inc.	5,468	443
Vanda Pharmaceuticals, Inc. *	23,447	173
Varex Imaging Corp. *	16,777	341
Vericel Corp. *	20,062	528
Vir Biotechnology, Inc. *	32,074	812
Xencor, Inc. *	25,325	659
Zimvie, Inc. *	8,566	80
Zynex, Inc.	9,180	128

Total		41,152

Industrials (17.0%)
3D Systems Corp. *	55,452	410
AAON, Inc.	17,786	1,340
AAR Corp. *	14,043	631
ABM Industries, Inc.	27,951	1,242
Aerojet Rocketdyne Holdings, Inc. *	32,024	1,791
Aerovironment, Inc. *	10,593	907
Alamo Group, Inc.	4,368	619
Albany International Corp. - Class A	13,120	1,293
Allegiant Travel Co. *	6,592	448
American Woodmark Corp. *	6,974	341
Apogee Enterprises, Inc.	9,392	418
Applied Industrial Technologies, Inc.	16,277	2,051
ArcBest Corp.	10,306	722

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)

Industrials continued
Arcosa, Inc.	20,387	1,108
Astec Industries, Inc.	9,637	392
Atlas Air Worldwide Holdings, Inc. *	10,913	1,100
AZZ, Inc.	10,463	421
Barnes Group, Inc.	21,346	872
Boise Cascade Co.	16,649	1,143
Brady Corp. - Class A	19,606	923
CIRCOR International, Inc. *	8,580	206
Comfort Systems USA, Inc.	15,086	1,736
CoreCivic, Inc. *	48,583	562
Deluxe Corp.	18,227	309
DXP Enterprises, Inc. *	6,646	183
Encore Wire Corp.	7,742	1,065
Enerpac Tool Group Corp.	24,034	612
EnPro Industries, Inc.	8,819	959
ESCO Technologies, Inc.	10,916	956
Exponent, Inc.	21,384	2,119
Federal Signal Corp.	25,618	1,190
Forrester Research, Inc. *	4,842	173
Forward Air Corp.	11,207	1,175
Franklin Electric Co., Inc.	16,431	1,310
The GEO Group, Inc. *	52,603	576
Gibraltar Industries, Inc. *	13,080	600
GMS, Inc. *	17,904	892
Granite Construction, Inc.	18,466	648
The Greenbrier Cos., Inc.	13,864	465
Griffon Corp.	20,072	718
Harsco Corp. *	33,620	211
Hawaiian Holdings, Inc. *	21,627	222
Healthcare Services Group, Inc.	31,232	375
Heartland Express, Inc.	19,628	301
Heidrick & Struggles International, Inc.	8,339	233
Hillenbrand, Inc.	29,319	1,251
HNI Corp.	17,453	496
Hub Group, Inc. - Class A *	13,771	1,095
Insteel Industries, Inc.	8,196	226
Interface, Inc.	24,666	243
John Bean Technologies Corp.	13,453	1,229
Kaman Corp.	12,004	268
KAR Auction Services, Inc. *	46,028	601
Kelly Services, Inc. - Class A	14,567	246
Korn Ferry	22,563	1,142

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)

Industrials continued
Lindsay Corp.	4,657	758
Marten Transport, Ltd.	24,405	483
Masterbrand, Inc. *	54,622	412
Matson, Inc.	15,951	997
Matthews International Corp. - Class A	12,845	391
MillerKnoll, Inc.	31,862	669
Moog, Inc. - Class A	12,213	1,072
Mueller Industries, Inc.	23,977	1,415
MYR Group, Inc. *	7,004	645
National Presto Industries, Inc.	2,159	148
NOW, Inc. *	46,649	592
NV5 Global, Inc. *	5,236	693
Park Aerospace Corp.	7,997	107
PGT Innovations, Inc. *	25,438	457
Pitney Bowes, Inc.	67,551	257
Powell Industries, Inc.	3,928	138
Proto Labs, Inc. *	11,593	296
Quanex Building Products Corp.	13,985	331
Resideo Technologies, Inc. *	61,536	1,012
Resources Connection, Inc.	13,398	246
SkyWest, Inc. *	21,373	353
SPX Technologies, Inc. *	19,120	1,255
Standex International Corp.	5,058	518
Sun Country Airlines Holdings, Inc. *	13,664	217
Tennant Co.	7,820	481
Titan International, Inc. *	21,646	332
Trinity Industries, Inc.	34,384	1,017
Triumph Group, Inc. *	27,718	292
TrueBlue, Inc. *	13,785	270
UFP Industries, Inc.	26,025	2,062
UniFirst Corp.	6,360	1,227
Veritiv Corp.	5,694	693
Viad Corp. *	8,671	211
Wabash National Corp.	20,253	458

Total		63,270

Information Technology (13.0%)
8x8, Inc. *	47,232	204
A10 Networks, Inc.	26,994	449
Adeia, Inc.	44,400	421
Adtran Holdings, Inc.	29,883	562
Advanced Energy Industries, Inc.	15,779	1,354
Agilysys, Inc. *	8,396	664
Alarm.com Holdings, Inc. *	21,086	1,043
Alliance Data Systems Corp.	21,086	794
Alpha & Omega Semiconductor, Ltd. *	9,309	266

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Arlo Technologies, Inc. *	37,533	132
Avid Technology, Inc. *	14,026	373
Axcelis Technologies, Inc. *	13,867	1,100
Badger Meter, Inc.	12,391	1,351
Benchmark Electronics, Inc.	14,974	400
Cerence, Inc. *	16,495	306
CEVA, Inc. *	9,777	250
Clearfield, Inc. *	4,852	457
Cohu, Inc. *	20,110	645
Comtech Telecommunications Corp.	11,475	139
Consensus Cloud Solutions, Inc. *	7,407	398
Corsair Gaming, Inc. *	16,100	218
CSG Systems International, Inc.	12,828	734
CTS Corp.	13,519	533
Digi International, Inc. *	14,883	544
Digital Turbine, Inc. *	37,944	578
Diodes, Inc. *	19,195	1,462
Ebix, Inc.	9,916	198
ePlus, Inc. *	11,344	502
EVERTEC, Inc.	27,561	892
Extreme Networks, Inc. *	55,459	1,015
Fabrinet *	15,449	1,981
FARO Technologies, Inc. *	7,865	231
FormFactor, Inc. *	32,524	723
Harmonic, Inc. *	44,479	583
Ichor Holdings, Ltd. *	12,105	325
Insight Enterprises, Inc. *	12,797	1,283
InterDigital, Inc.	12,514	619
Itron, Inc. *	19,071	966
Knowles Corp. *	38,423	631
Kulicke and Soffa Industries, Inc.	24,510	1,085
LivePerson, Inc. *	29,713	301
LiveRamp Holdings, Inc. *	28,085	658
MaxLinear, Inc. - Class A *	30,585	1,038
Methode Electronics, Inc. - Class A	15,375	682
NETGEAR, Inc. *	12,252	222
NetScout Systems, Inc. *	29,021	943
OneSpan, Inc. *	15,139	169
Onto Innovation, Inc. *	20,909	1,424
OSI Systems, Inc. *	6,615	526
Payoneer Global, Inc. *	84,439	462
PC Connection, Inc.	4,835	227
PDF Solutions, Inc. *	12,442	355
Perficient, Inc. *	14,615	1,021

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Photronics, Inc. *	26,220	441
Plexus Corp. *	11,690	1,203
Progress Software Corp.	18,171	917
Rambus, Inc. *	45,397	1,626
Rogers Corp. *	7,931	947
Sabre Corp. *	138,999	859
Sanmina Corp. *	24,259	1,390
ScanSource, Inc. *	10,651	311
Semtech Corp. *	26,823	770
SMART Global Holdings, Inc. *	20,542	306
SPS Commerce, Inc. *	15,218	1,954
TTEC Holdings, Inc.	7,931	350
TTM Technologies, Inc. *	43,380	654
Ultra Clean Holdings, Inc. *	19,213	637
Unisys Corp. *	28,326	145
Veeco Instruments, Inc. *	21,696	403
Viavi Solutions, Inc. *	95,635	1,005
Xperi, Inc. *	17,559	151

Total		48,508

Materials (5.6%)
AdvanSix, Inc.	11,638	443
Allegheny Technologies, Inc. *	54,658	1,632
American Vanguard Corp.	11,752	255
Arconic Corp. *	42,837	906
Balchem Corp.	13,571	1,657
Carpenter Technology Corp.	20,511	758
Century Aluminum Co. *	21,627	177
Clearwater Paper Corp. *	7,072	267
Compass Minerals International, Inc.	14,354	589
FutureFuel Corp.	10,628	86
H.B. Fuller Co.	22,507	1,612
Hawkins, Inc.	7,945	307
Haynes International, Inc.	5,195	237
Innospec, Inc.	10,454	1,075
Kaiser Aluminum Corp.	6,720	510
Koppers Holdings, Inc.	8,937	252
Livent Corp. *	75,720	1,505
Materion Corp.	8,707	762
Mercer International, Inc.	17,026	198
Minerals Technologies, Inc.	13,702	832
Myers Industries, Inc.	15,317	341
O-I Glass, Inc. *	65,703	1,089
Olympic Steel, Inc.	4,026	135
Quaker Chemical Corp.	5,752	960

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)

Materials continued
Rayonier Advanced Materials, Inc. *	27,023	259
Schweitzer-Mauduit International, Inc.	23,214	485
Stepan Co.	8,918	949
SunCoke Energy, Inc.	35,432	306
Sylvamo Corp.	13,952	678
TimkenSteel Corp. *	16,720	304
Tredegar Corp.	10,934	112
Trinseo PLC	14,691	334
Warrior Met Coal, Inc.	21,892	758

Total		20,770

Real Estate (7.8%)
Acadia Realty Trust	40,045	575
Agree Realty Corp.	37,363	2,650
Alexander & Baldwin, Inc.	30,667	574
American Assets Trust, Inc.	21,949	582
Armada Hoffler Properties, Inc.	28,632	329
Brandywine Realty Trust	72,291	445
CareTrust REIT, Inc.	41,175	765
Centerspace	6,374	374
Chatham Lodging Trust	20,584	253
Community Healthcare Trust, Inc.	9,928	355
Cushman & Wakefield PLC *	68,628	855
DiamondRock Hospitality Co.	88,438	724
Douglas Elliman, Inc.	28,636	117
Easterly Government Properties, Inc.	38,543	550
Essential Properties Realty Trust, Inc.	60,167	1,412
Four Corners Property Trust, Inc.	35,403	918
Franklin Street Properties Corp.	38,915	106
Getty Realty Corp.	18,024	610
Global Net Lease, Inc.	43,861	551
Hersha Hospitality Trust	14,015	119
Hudson Pacific Properties, Inc.	54,264	528
Industrial Logistics Properties Trust	27,670	91
Innovative Industrial Properties, Inc.	11,813	1,197
iStar, Inc.	36,724	280
LTC Properties, Inc.	17,177	610
LXP Industrial Trust	116,430	1,167
Marcus & Millichap, Inc.	10,564	364
NexPoint Residential Trust, Inc.	9,592	417

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (99.2%)	Shares/ Par +	Value $ (000’s)

Real Estate continued
Office Properties Income Trust	20,468	273
Orion Office REIT, Inc.	23,793	203
OUTFRONT Media, Inc.	61,870	1,026
RE/MAX Holdings, Inc. - Class A	7,724	144
Realogy Holdings Corp.*	46,249	296
Retail Opportunity Investments Corp.	52,526	789
RPT Realty	36,113	363
Safehold, Inc.	10,248	293
Saul Centers, Inc.	5,406	220
Service Properties Trust	69,642	508
SITE Centers Corp.	78,025	1,066
The St. Joe Co.	14,276	552
Summit Hotel Properties, Inc.	45,099	326
Sunstone Hotel Investors, Inc.	88,864	858
Tanger Factory Outlet Centers, Inc.	44,028	790
Uniti Group, Inc.	100,782	557
Universal Health Realty Income Trust	5,330	254
Urban Edge Properties	49,562	698
Urstadt Biddle Properties, Inc. - Class A	12,584	239
Veris Residential, Inc. *	33,697	537
Washington Real Estate Investment Trust	36,882	657
Whitestone REIT	19,470	188
Xenia Hotels & Resorts, Inc.	48,102	634

Total		28,989

Utilities (2.6%)
American States Water Co.	15,624	1,446
Avista Corp.	31,121	1,380
California Water Service Group	23,143	1,403
Chesapeake Utilities Corp.	7,497	886
Middlesex Water Co.	7,483	589
Northwest Natural Holding Co.	14,882	708
SJW Group	11,245	913
South Jersey Industries, Inc.	51,712	1,837
Unitil Corp.	6,750	347

Total		9,509

Total Common Stocks
(Cost: $337,867)		368,668

Short-Term Investments (0.2%)	Shares/ Par +	Value $ (000’s)

Governments (0.2%)
US Treasury 0.000%, 5/11/23 b	495,000	487

Total		487

Total Short-Term Investments
(Cost: $487)		487

Total Investments (99.4%)
(Cost: $338,354)@		369,155

Other Assets, Less
Liabilities (0.6%)		2,397

Net Assets (100.0%)		371,552

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/ Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
E-mini Russell 2000 Index Futures	Long	USD	2	31	3/23	$2,745	$(63)	$3

							$(63)	$3

	Financial Derivative Assets			Financial Derivative Liabilities

	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)

	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$–	$3	$3	$–	$–	$–	$–

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

Æ	Security valued using significant unobservable inputs.

b	Part or all of the security has been pledged as collateral.

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $338,669 and the net unrealized appreciation of investments based on that cost was $30,423 which is comprised of $81,251 aggregate gross unrealized appreciation and $50,828 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Common Stocks	$368,668	$-	$-
Short-Term Investments	-	487	-
Total Assets:	$368,668	$487	$-
Liabilities:
Other Financial Instruments^
Futures	(63)	-	-
Total Liabilities:	$(63)	$-	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended December 31, 2022.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small-sized companies believed to be undervalued.	$536 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Small Cap Value Portfolio (“the Portfolio”), has engaged T. Rowe Price Investment Management, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000® Index at the time of purchase. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises.

MARKET OVERVIEW

Major U.S. stock indices fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions and slowing economic and corporate earnings growth. Beginning in March 2022, the Federal Reserve (the “Fed”) began a series of aggressive short-term interest rate hikes. The rate hikes along with Fed comments that it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market. Although many indices finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.

PORTFOLIO RESULTS

The Portfolio returned (18.53%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the Russell 2000® Value Index (the “Index”), returned (14.48%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the Small Cap Value Funds peer group was (10.46%).

The Financials sector was a significant detractor from the Portfolio’s relative results, driven by adverse stock choices. Live Oak Bancshares, Inc. declined along with other growth-oriented companies during the year. Live Oak is the largest small-business lender, which may have weighed on shares as concerns about recession rose.

Stock selection in the Energy sector also weighed on relative results. Within the sector, there were no absolute detractors worth noting, but the Portfolio’s stock picks failed to keep pace with the strong performance of their benchmark peers in the period. The Utilities sector further detracted from relative performance due to stock selection.

Conversely, the Materials sector contributed significantly to relative performance, due to strong stock choices. Reliance Steel & Aluminum Co., a leading metals service center in North America, advanced due to strong demand, despite rising prices for steel and other costs. An underweight allocation to the Communication Services sector also boosted relative performance.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Heading into 2023, capital markets appear to have priced in a significant global economic slowdown. The key question is whether this deceleration will end with slower but still positive growth or in a full-fledged recession that drags down earnings. Much depends on the Fed’s and the world’s other major central banks as they continue efforts to bring inflation under control by hiking interest rates and draining liquidity from the markets. Nevertheless, geopolitical risks will remain potential triggers for downside volatility in 2023. Structural factors, such as bank capital requirements that constrain market liquidity, could magnify price movements, both up and down. While there are good reasons for caution in 2023, excessive pessimism and volatility can create value for agile investors. In difficult markets, security selection will be critical.

Small Cap Value Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Small Cap Value Portfolio	-18.53%	3.77%	8.30%
Russell 2000® Value Index	-14.48%	4.13%	8.48%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average	-10.46%	4.99%	8.83%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest a portion of its assets in other investment companies, including open-end and closed-end funds, exchange-traded funds (“ETFs”), and business development companies (“BDCs”), and will bear its pro rata portion of such expenses. The market prices of ETFs, closed-end funds and BDCs may trade at a premium or discount to their net asset values and may be subject to trading halts by the applicable exchange, which may negatively impact the Portfolio. BDCs in particular may be less liquid and more adversely affected by poor economic or market conditions.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Holdings 12/31/22

Security Description	% of Net Assets
Matador Resources Co.	1.7%
IDACORP, Inc.	1.7%
UFP Industries, Inc.	1.5%
Pinnacle Financial Partners, Inc.	1.5%
MGE Energy, Inc.	1.4%
Western Alliance Bancorp	1.3%
Magnolia Oil & Gas Corp.	1.3%
ChampionX Corp.	1.2%
Home BancShares, Inc.	1.2%
Strategic Education, Inc.	1.2%

Sector Allocation 12/31/22

Sector	% of Net Assets
Financials	27.4%
Industrials	14.4%
Health Care	10.8%
Real Estate	9.0%
Consumer Discretionary	8.7%
Energy	6.9%
Information Technology	5.8%
Utilities	5.4%
Materials	4.6%
Short-Term Investments & Other Net Assets	3.5%
Consumer Staples	2.8%
Communication Services	0.7%

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (96.5%)	Shares/ Par +	Value $ (000’s)

Communication Services (0.7%)
Advantage Solutions, Inc. *	347,714	723
Boston Omaha Corp. *	104,164	2,761

Total		3,484

Consumer Discretionary (8.7%)
Academy Sports & Outdoors, Inc.	25,788	1,355
BJ’s Restaurants, Inc. *	72,220	1,905
Cavco Industries, Inc. *	5,681	1,285
The Children’s Place, Inc. *	21,600	787
Dorman Products, Inc. *	38,485	3,112
Farfetch, Ltd. *	221,300	1,047
Floor & Decor Holdings, Inc. *	4,500	313
Hibbett, Inc.	26,354	1,798
LCI Industries	24,793	2,292
LL Flooring Holdings, Inc. *	143,223	805
Marriott Vacations Worldwide Corp.	24,495	3,297
Meritage Homes Corp. *	41,952	3,868
Monro, Inc.	56,218	2,541
Papa John’s International, Inc.	52,752	4,342
Peloton Interactive, Inc. *	70,600	560
Petco Health & Wellness Co., Inc. *	129,983	1,232
Pool Corp.	3,409	1,031
Steven Madden, Ltd.	114,849	3,671
Strategic Education, Inc.	81,038	6,347
Visteon Corp. *	22,367	2,926
Warby Parker, Inc. *	112,344	1,515
Xometry, Inc. *	19,939	643

Total		46,672

Consumer Staples (2.8%)
BellRing Brands, Inc. *	22,414	575
Coca-Cola Consolidated, Inc.	8,043	4,121
Nomad Foods, Ltd. *	277,494	4,784
Post Holdings, Inc. *	31,499	2,843
The Simply Good Foods Co. *	69,398	2,639

Total		14,962

Energy (6.9%)
Cactus, Inc.	115,758	5,818
ChampionX Corp.	226,506	6,566
Enerflex, Ltd.	383,300	2,423

Common Stocks (96.5%)	Shares/ Par +	Value $ (000’s)

Energy continued
Frank’s International NV *	75,500	1,369
International Seaways, Inc.	25,872	958
Liberty Energy, Inc.	238,492	3,818
Magnolia Oil & Gas Corp.	301,762	7,076
Matador Resources Co.	159,981	9,157

Total		37,185

Financials (27.4%)
BankUnited, Inc.	181,494	6,165
BRP Group, Inc. *	170,299	4,281
Cadence Bank	45,100	1,112
Columbia Banking System, Inc.	161,749	4,874
CrossFirst Bankshares, Inc. *	153,254	1,902
Eastern Bankshares, Inc.	154,997	2,674
FB Financial Corp.	135,418	4,894
Glacier Bancorp, Inc.	75,610	3,737
Green Dot Corp. - Class A *	124,055	1,963
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	142,682	4,135
HarborOne Bancorp, Inc.	226,742	3,152
Hercules Capital, Inc.	114,848	1,518
Home BancShares, Inc.	286,116	6,521
Houlihan Lokey, Inc.	57,892	5,046
Independent Bank Corp.	53,298	4,500
James River Group Holdings, Ltd.	134,353	2,809
Live Oak Bancshares, Inc.	132,703	4,008
National Bank Holding Corp. - Class A	137,517	5,785
NerdWallet, Inc. *	88,619	851
Origin Bancorp, Inc.	87,491	3,211
Palomar Holdings, Inc. *	45,713	2,064
PennyMac Financial Services, Inc.	93,908	5,321
PennyMac Mortgage Investment Trust	209,976	2,602
Pinnacle Financial Partners, Inc.	106,308	7,803
Popular, Inc.	68,896	4,569
PRA Group, Inc. *	46,338	1,565

Common Stocks (96.5%)	Shares/ Par +	Value $ (000’s)

Financials continued
ProAssurance Corp.	67,168	1,173
PROG Holdings, Inc. *	83,717	1,414
Radian Group, Inc.	219,634	4,188
Ryan Specialty Group Holdings, Inc. *	75,667	3,141
Southern First Bancshares, Inc. *	63,265	2,894
StepStone Group, Inc.	94,250	2,373
Texas Capital Bancshares, Inc. *	72,500	4,373
Towne Bank	158,718	4,895
Veritex Holdings, Inc.	53,497	1,502
Virtus Investment Partners, Inc.	19,554	3,743
Walker & Dunlop, Inc.	44,363	3,482
Webster Financial Corp.	59,356	2,810
Western Alliance Bancorp	120,286	7,164
WSFS Financial Corp.	139,928	6,344

Total		146,558

Health Care (10.8%)
Agiliti, Inc. *	146,101	2,383
Alignment Healthcare, Inc. *	153,000	1,799
Apellis Pharmaceuticals, Inc. *	51,847	2,681
Arvinas, Inc. *	30,846	1,055
Ascendis Pharma A/S *	20,000	2,443
Atrion Corp.	4,980	2,786
Blueprint Medicines Corp. *	35,450	1,553
CRISPR Therapeutics AG *	24,100	980
Embecta Corp.	83,310	2,107
Ensign Group, Inc.	39,597	3,746
FIGS, Inc. *	215,687	1,452
Icosavax, Inc. *	94,853	753
Insmed, Inc. *	132,492	2,647
Ionis Pharmaceuticals, Inc. *	56,000	2,115
Karuna Therapeutics, Inc. *	14,305	2,811
Kymera Therapeutics, Inc. *	53,338	1,331
Lantheus Holdings, Inc. *	23,900	1,218
MacroGenics, Inc. *	124,000	832
MultiPlan Corp. *	739,622	851
Nkarta, Inc. *	111,412	667
Option Care Health, Inc. *	67,550	2,033

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio

Common Stocks (96.5%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Pacific Biosciences of California, Inc. *	33,824	277
The Pennant Group, Inc. *	83,004	911
Phreesia, Inc. *	107,008	3,463
QuidelOrtho Corp. *	45,370	3,887
Select Medical Holdings Corp.	247,373	6,142
Syndax Pharmaceuticals, Inc. *	55,700	1,418
Verve Therapeutics, Inc. *	33,100	640
Xencor, Inc. *	81,696	2,127
Zentalis Pharmaceuticals, Inc. *	46,309	933

Total		58,041

Industrials (14.4%)
Alamo Group, Inc.	16,735	2,370
Allegiant Travel Co. *	30,590	2,080
Aris Water Solutions, Inc.	136,687	1,970
Beacon Roofing Supply, Inc. *	75,505	3,986
Brady Corp. - Class A	72,374	3,409
CIRCOR International, Inc. *	98,115	2,351
Enerpac Tool Group Corp.	39,030	993
ESAB Corp.	47,983	2,251
ESCO Technologies, Inc.	46,614	4,081
FTI Consulting, Inc. *	12,157	1,930
Helios Technologies, Inc.	71,490	3,892
Herc Holdings, Inc.	10,000	1,316
JELD-WEN Holding, Inc. *	87,516	844
Landstar System, Inc.	28,548	4,650
McGrath RentCorp	38,147	3,767
MSA Safety, Inc.	17,080	2,463
Parsons Corp. *	57,441	2,657
RBC Bearings, Inc. *	13,100	2,742
Shoals Technologies Group, Inc. *	24,056	593
The Shyft Group, Inc.	55,200	1,372
SPX Technologies, Inc. *	64,015	4,203
Stericycle, Inc. *	25,608	1,278
Triumph Group, Inc. *	326,230	3,432
UFP Industries, Inc.	104,142	8,253
UniFirst Corp.	5,900	1,139
Univar Solutions, Inc. *	131,645	4,186
Valmont Industries, Inc.	9,702	3,208
Zurn Water Solutions Corp.	79,300	1,677

Total		77,093

Common Stocks (96.5%)	Shares/ Par +	Value $ (000’s)

Information Technology (5.8%)
Belden, Inc.	68,019	4,891
Conduent, Inc. *	293,600	1,189
DoubleVerify Holdings, Inc. *	65,100	1,430
Entegris, Inc.	16,449	1,079
Harmonic, Inc. *	40,169	526
Knowles Corp. *	104,900	1,722
Lattice Semiconductor Corp. *	30,400	1,972
Littelfuse, Inc.	25,280	5,567
MaxLinear, Inc. - Class A *	31,767	1,078
nCino, Inc. *	59,716	1,579
Onto Innovation, Inc. *	23,793	1,620
Paycor HCM, Inc. *	108,924	2,665
Payoneer Global, Inc. *	308,900	1,690
Vontier Corp.	142,700	2,758
Workiva, Inc. *	16,169	1,358

Total		31,124

Materials (4.6%)
Carpenter Technology
Corp.	71,471	2,640
Clearwater Paper Corp. *	74,843	2,830
Constellium SE *	250,657	2,965
Element Solutions, Inc.	192,057	3,494
Myers Industries, Inc.	127,691	2,839
Orion Engineered Carbons SA	127,817	2,276
Quaker Chemical Corp.	21,312	3,557
Reliance Steel & Aluminum Co.	19,532	3,954

Total		24,555

Real Estate (9.0%)
Apple Hospitality REIT, Inc.	326,381	5,150
CubeSmart LP	50,000	2,013
EastGroup Properties, Inc.	28,397	4,205
Essential Properties Realty Trust, Inc.	129,115	3,030
eXp World Holdings, Inc.	38,100	422
FirstService Corp.	22,100	2,708
Independence Realty Trust, Inc.	25,600	432
JBG SMITH Properties	180,655	3,429
NexPoint Residential Trust, Inc.	13,400	583
Opendoor Technologies, Inc. *	355,500	413
PotlatchDeltic Corp.	88,001	3,871
Safehold, Inc.	83,342	2,385
Saul Centers, Inc.	93,591	3,807
The St. Joe Co.	124,452	4,810
Terreno Realty Corp.	100,839	5,735
Tricon Residential, Inc.	322,294	2,485

Common Stocks (96.5%)	Shares/ Par +	Value $ (000’s)

Real Estate continued
Washington Real Estate Investment Trust	159,282	2,835

Total		48,313

Utilities (5.4%)
California Water Service Group	74,536	4,520
Chesapeake Utilities Corp.	25,840	3,054
IDACORP, Inc.	83,508	9,006
MGE Energy, Inc.	102,821	7,238
NorthWestern Corp.	36,530	2,168
ONE Gas, Inc.	35,300	2,673

Total		28,659

Total Common Stocks
(Cost: $440,670)		516,646

Warrants (0.0%)

Communication Services (0.0%)
Advantage Solutions, Inc. *	19,088	2

Total		2

Industrials (0.0%)
Triumph Group, Inc. *	97,869	66

Total		66

Total Warrants
(Cost: $25)		68

Total Investments (96.5%)
(Cost: $440,695)@		516,714

Other Assets, Less Liabilities (3.5%)		18,904

Net Assets (100.0%)		535,618

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $443,347 and the net unrealized appreciation of investments based on that cost was $73,367 which is comprised of $127,811 aggregate gross unrealized appreciation and $54,444 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Common Stocks	$516,646	$-	$-
Warrants	68	-	-
Total Assets:	$516,714	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in securities of issuers from countries outside the U.S. that have above average growth potential.	$893 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Growth Portfolio (the “Portfolio”), has engaged FIAM LLC (“FIAM”) to act as sub-adviser for the Portfolio. FIAM is an indirect, wholly owned subsidiary of FMR LLC (along with its affiliates, “Fidelity Investments”). Normally, the Portfolio will invest in the securities of issuers from countries outside the United States. The Portfolio invests in companies it believes operate in a market environment, or with a competitive advantage, that make it difficult for competition to disrupt current and future profitability, in combination with growth drivers that may offer above-average growth potential measured by factors such as earnings or revenue. In buying and selling securities for the Portfolio, the portfolio manager relies on fundamental analysis, which involves a “bottom-up” assessment of a company’s potential for success in light of factors such as its financial condition, earnings outlook, strategy, management, industry position and economic and market conditions.

MARKET OVERVIEW

Asset prices around the world staged a broad rally in the fourth quarter of 2022, as slowing inflation raised hopes at the end of a tumultuous year that recorded steep capital market declines.

After an abrupt rise in 2022, bond yields stabilized in the fourth quarter amid signs that rapid inflationary pressure was easing. The Federal Reserve and many other central banks further tightened monetary policy, and the U.S. and global economies faced a rising risk of recession.

Against this backdrop, U.S. equities ended the year down, with the S&P 500® Index returning (18.11%). Developed market international equities outperformed U.S. equities for the first calendar year since 2017, according to the MSCI EAFE® Index, which declined (14.45%) in 2022. Emerging markets did not fare as well, however, declining (20.09%) on the year. Declines in Information Technology companies across the globe accounted for much of the weakness. Developed markets outside the U.S. benefited from having less exposure to the sector this year.

PORTFOLIO RESULTS

The Portfolio returned (23.13%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the MSCI EAFE® Growth Index (the “Index”), returned (22.95%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the International Large Cap Growth Funds peer group was (21.71%).

From a geographic standpoint, stock selection in Japan and an underweighting in Asia Pacific ex-Japan were the largest detractors from the Portfolio’s return, while out-of-benchmark exposure in the U.S. and Canada were the largest contributors. (Geographic positioning was an output of bottom-up stock selection.)

The combined impact of weak stock selection and a sizeable underweighting in Health Care drove much of the underperformance. Not owning Novo-Nordisk A/S, in particular, weighed on the Portfolio as the sizeable benchmark component returned almost 92% during the review period. A large overweighting in Information Technology and weak stock selection in Communication Services further challenged performance.

The Portfolio’s single largest contributor was in the Materials sector, a long-held, out-of-benchmark position in Linde PLC, the world’s leading industrial gases company. The company beat earnings and raised guidance mid-year, underscoring their competitive position and pricing power in a difficult macro environment.

In the Information Technology sector, modest out-of-benchmark positions in global payment processors Visa, Inc. and Mastercard, Inc. contributed to returns. Both components benefited from the secular shift toward digital payments as well as cyclical improvements, specifically elevated consumer spending and cross-border travel as pandemic-related restrictions eased throughout the year. (Note: MSCI is planning to reclassify both of these stocks as Financials in its revised GICS framework in 2023.)

International Growth Portfolio (unaudited)

Elsewhere, the Portfolio saw strong performance from its holdings in the insurance industry. An out-of-benchmark position in global insurance brokerage Marsh & McLennan Cos., Inc. saw above-consensus revenue and margin growth in 2022, due in part to a strong hiring campaign and other investments made in the franchise in 2021. An overweighting in AIA Group, Ltd. experienced a sharp recovery late in the year as China eased back on COVID-19-related restrictions.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of FIAM, the Portfolio’s sub-adviser.

The Portfolio targets companies with multiyear structural growth prospects, high barriers to entry and attractive valuations, based on our earnings forecasts. We typically find these franchise businesses at cheap-to-reasonable prices in one of three ways. First, we target structurally attractive growth themes. Second, we try to capitalize on cyclically out-of-favor companies with pricing power when the market becomes excessively focused on near-term cyclical concerns and loses sight of the cross-cycle earnings power. Third, we attempt to capitalize on market dislocations driven by macro-shocks.

Over the past year, we have focused on finding companies that may emerge from the pandemic in notably stronger competitive positions and potentially generate better cycle-to-cycle earnings-per-share, even if short-term prospects are challenging.

We remain optimistic about the long-term attractiveness of the online payments, leading-edge lithography (EUV) equipment and aerospace themes and are enthusiastic about the increasingly consolidated industrial gas market.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
International Growth Portfolio	-23.13%	4.67%	5.90%
MSCI EAFE® Growth Index (Net)	-22.95%	2.49%	5.59%
MSCI® All Country World (ex-US) Growth Index (Net)	-23.05%	1.49%	4.68%
Lipper® Variable Insurance Products (VIP) International Large Cap Growth Funds	-21.71%	1.98%	4.90%

With respect to its broad-based benchmark, the Portfolio has elected to calculate the MSCI® EAFE (Europe-Australasia-Far East) Growth Index net of withholding taxes on reinvested dividends rather than the MSCI® EAFE (Europe-AustralasiaFar East) Growth Index gross of withholding taxes on reinvested dividends because the net calculation more closely reflects the Portfolio’s performance for an investor.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

International Growth Portfolio (unaudited)

Top 10 Holdings 12/31/22

Security Description	% of Net Assets
Nestle SA	5.7%
LVMH Moet Hennessy Louis Vuitton SE	5.3%
ASML Holding NV	5.1%
Roche Holding AG	4.1%
Linde PLC	3.7%
AIA Group, Ltd.	3.0%
Keyence Corp.	2.9%
Marsh & McLennan Cos., Inc.	2.8%
Atlas Copco AB - Class A	2.6%
Safran SA	2.5%

Sector Allocation 12/31/22

Sector	% of Net Assets
Industrials	29.2%
Information Technology	19.7%
Financials	13.2%
Consumer Discretionary	10.4%
Health Care	8.3%
Materials	7.4%
Consumer Staples	6.2%
Communication Services	2.1%
Short-Term Investments & Other Net Assets	1.9%
Energy	1.0%
Real Estate	0.6%

Sector Allocation and Top 10 Holdings are subject to change.

International Growth Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (98.1%)	Country	Shares/ Par +	Value $ (000’s)

Communication Services (2.1%)
Adevinta ASA - Class B *	France	317,057	2,123
Alphabet, Inc. - Class A *	United States	44,200	3,900
Rightmove PLC	United Kingdom	913,100	5,645
Safaricom PLC	Kenya	19,141,500	3,746
Schibsted ASA - Class B	Norway	185,699	3,395

Total			18,809

Consumer Discretionary (10.4%)
Autoliv, Inc.	Sweden	81,700	6,257
Compass Group PLC	United Kingdom	814,000	18,870
InterContinental Hotels Group PLC, ADR	United Kingdom	147,384	8,598
LVMH Moet Hennessy Louis Vuitton SE	France	65,000	47,307
PRADA SpA	Italy	1,355,300	7,657
USS Co., Ltd.	Japan	276,200	4,409

Total			93,098

Consumer Staples (6.2%)
Clicks Group, Ltd.	South Africa	127,752	2,030
Nestle SA	United States	439,159	50,886
PriceSmart, Inc.	United States	43,200	2,626

Total			55,542

Energy (1.0%)
NOV, Inc.	United States	215,000	4,491
Reliance Industries, Ltd.	India	60,000	1,848
Reliance Industries, Ltd., GDR	India	37,400	2,300

Total			8,639

Financials (13.2%)
AIA Group, Ltd.	Hong Kong	2,394,088	26,623
Deutsche Borse AG	Germany	78,500	13,563
Housing Development Finance Corp., Ltd.	India	246,863	7,871
Kotak Mahindra Bank, Ltd.	India	193,300	4,269
Marsh & McLennan Cos., Inc.	United States	150,923	24,975
Moody’s Corp.	United States	43,500	12,120
MSCI, Inc.	United States	34,900	16,234
S&P Global, Inc.	United States	35,600	11,924

Total			117,579

Health Care (8.3%)
Dechra Pharmaceuticals PLC	United Kingdom	96,900	3,067
Hoya Corp.	Japan	171,100	16,563
ResMed, Inc.	United States	85,600	17,816
Roche Holding AG	United States	117,652	36,963

Total			74,409

Industrials (29.2%)
Aalberts NV	Netherlands	45,000	1,745
Airbus SE	France	175,400	20,845
Assa Abloy AB - Class B	Sweden	762,100	16,338

Common Stocks (98.1%)	Country	Shares/ Par +	Value $ (000’s)

Industrials continued
Atlas Copco AB - Class A	Sweden	1,951,600	23,023
Auckland International Airport, Ltd. *	New Zealand	575,955	2,856
Azelis Group NV	Belgium	127,785	3,628
BAE Systems PLC	United Kingdom	783,600	8,109
CAE, Inc. *	Canada	272,600	5,273
Canadian Pacific Railway, Ltd.	Canada	223,300	16,648
Cellnex Telecom SA	Spain	137,239	4,542
Edenred	France	209,766	11,425
Epiroc AB	Sweden	744,332	13,542
Experian PLC	United Kingdom	431,100	14,661
FANUC Corp.	Japan	46,900	7,088
IMCD NV	Netherlands	48,300	6,884
Interpump Group SpA	Italy	122,400	5,524
KONE Oyj	Finland	102,600	5,305
Legrand SA	France	175,800	14,080
MISUMI Group, Inc.	Japan	469,700	10,304
OSG Corp.	Japan	152,700	2,114
Otis Worldwide Corp.	United States	68,300	5,348
Recruit Holdings Co., Ltd.	Japan	624,300	19,870
Safran SA	France	178,900	22,391
Schindler Holding AG	Switzerland	22,908	4,262
SHO-BOND Holdings Co., Ltd.	Japan	141,061	6,040
Vestas Wind Systems A/S	Denmark	312,200	9,083

Total			260,928

Information Technology (19.7%)
Amadeus IT Group SA *	Spain	403,100	20,949
ASML Holding NV	Netherlands	84,600	45,624
Azbil Corp.	Japan	358,500	9,083
Keyence Corp.	Japan	65,200	25,546
Lagercrantz Group AB	Sweden	92,800	919
Lam Research Corp.	United States	9,300	3,909
Lasertec Corp.	Japan	62,200	10,306
Lectra	France	75,400	2,841
Mastercard, Inc. - Class A	United States	44,650	15,526
NICE, Ltd., ADR *	Israel	62,200	11,961
Spectris PLC	United Kingdom	222,600	8,079
Taiwan Semiconductor
Manufacturing Co., Ltd.	Taiwan	774,000	11,294
Visa, Inc. - Class A	United States	49,025	10,185

Total			176,222

Materials (7.4%)
CRH PLC, ADR	Ireland	405,500	16,135
Franco-Nevada Corp.	Canada	51,000	6,952
Linde PLC	United Kingdom	100,755	32,944
The Sherwin-Williams Co.	United States	40,700	9,659

Total			65,690

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio

Common Stocks (98.1%)	Country	Shares/ Par +	Value $ (000’s)

Real Estate (0.6%)
Vonovia SE	Germany	220,660	5,201

Total			5,201

Total Common Stocks
(Cost: $768,629)			876,117

Total Investments (98.1%)
(Cost: $768,629)@			876,117

Other Assets, Less Liabilities (1.9%)			16,931

Net Assets (100.0%)			893,048

Investments by Country of Risk as a Percentage of Net Assets:
United States	25.2%
France	13.6%
Japan	12.6%
United Kingdom	11.1%
Sweden	6.7%
Netherlands	6.1%
Other	22.8%
Total	98.1%

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $771,200 and the net unrealized appreciation of investments based on that cost was $104,917 which is comprised of $150,207 aggregate gross unrealized appreciation and $45,290 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$876,117	$-	$-
Total Assets:	$876,117	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in foreign equity securities, including emerging markets.	$744 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Research International Core Portfolio (the “Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in foreign equity securities, including emerging market equity securities. In conjunction with a team of investment research analysts, sector leaders select investments for the Portfolio. An active, “bottom up” investment approach is used to buy and sell investments for the Portfolio. The Portfolio is generally managed to be sector neutral to the MSCI EAFE® Index. The Portfolio may invest in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MARKET OVERVIEW

During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent COVID-19 flareups, particularly in China, weighed on supply chains. The reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumer consumption patterns in favor of services over manufactured goods, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.

Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation. The Federal Reserve tightened policy at the fastest rate in decades, slowing its pace at the end of the period, as did the European Central Bank. Near the end of the period, the Bank of Japan widened its Yield Curve Control band, an action investors interpreted as a first step toward monetary policy normalization.

Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety that corporate profit margins may have peaked for this cycle appears to have increased. However, tentative signs that supply chain bottlenecks may be moderating, the easing of COVID-19-related restrictions in China, low levels of unemployment across developed markets and anticipation that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.

PORTFOLIO RESULTS

The Portfolio returned (17.16%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s primary and secondary benchmarks, the MSCI® All Country World (ex-U.S.) Index (the “Index”) and the MSCI EAFE® Index, returned (16%) and (14.45%), respectively. (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2022 of the International Multi-Cap Core Funds peer group was (15.45%).

Stock selection in the Industrials sector was a primary detractor from the Portfolio’s relative performance. Specifically, the Portfolio’s overweight positions in electronic power tools manufacturer Techtronic Industries Co., Ltd. and electrical distribution equipment manufacturer Schneider Electric SE detracted.

Stock selection in both the Materials and Real Estate sectors also detracted from performance. The Portfolio’s overweight positions in specialty chemical products manufacturers Croda International PLC and Sika AG and real estate company LEG Immobilien SE weighed on performance.

Other detractors included software engineering services company EPAM Systems, Inc. and overweight positions in sportswear manufacturer adidas AG, technology company Koninklijke Philips NV and business system services company Nomura Research Institute, Ltd. In addition, not owning shares of global energy and petrochemicals company Shell PLC detracted.

Research International Core Portfolio (unaudited)

A combination of an underweight positioning and security selection in the Information Technology sector contributed to relative returns, particularly not owning shares of e-commerce platform operator Shopify, Inc.

Individual stocks that contributed to relative performance include overweight positions in pharmaceutical company Novo Nordisk A/S, oil and gas company Galp Energia SGPS SA and commodity trading and mining company Glencore PLC. Additionally, holding shares of industrial gas supplier Linde PLC and financial services company Aon PLC contributed.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the Index’s exposures to holdings of securities denominated in foreign currencies, benefited relative performance. The Portfolio’s cash and/or cash equivalents position during the period was also a contributor to relative performance.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of MFS®, the Portfolio’s sub-adviser.

Our investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for the Portfolios to have different currency exposure than the Index.

Additionally, under normal market conditions, we strive for the Portfolio to be fully invested and generally hold cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the Index, holding cash contributed to the Portfolio’s relative performance, as the Index has no cash position.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Research International Core Portfolio	-17.16%	3.13%	4.96%
MSCI® All Country World (ex-US) Index (Net)	-16.00%	0.88%	3.80%
MSCI EAFE® Index (Net)	-14.45%	1.54%	4.67%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Core Funds Average	-15.45%	0.90%	4.16%

With respect to its broad-based benchmark, the Portfolio has elected to calculate the MSCI® All Country World (ex-US) Index net of withholding taxes on reinvested dividends rather than the MSCI® All Country World (ex-US) Index gross of withholding taxes on reinvested dividends because the net calculation more closely reflects the Portfolio’s performance for an investor.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Research International Core Portfolio (unaudited)

Top 10 Holdings 12/31/22

Security Description	% of Net Assets
Roche Holding AG	3.2%
Novo Nordisk A/S - Class B	3.2%
Nestle SA	3.0%
Linde PLC	2.9%
LVMH Moet Hennessy Louis Vuitton SE	2.6%
Schneider Electric SE	2.5%
Hitachi, Ltd.	1.8%
TotalEnergies SE	1.7%
AIA Group, Ltd.	1.7%
Glencore PLC	1.6%

Sector Allocation 12/31/22

Sector	% of Net Assets
Financials	17.9%
Industrials	15.5%
Health Care	13.2%
Consumer Discretionary	9.8%
Materials	9.2%
Consumer Staples	9.0%
Information Technology	9.0%
Energy	5.5%
Communication Services	4.5%
Utilities	3.2%
Short-Term Investments & Other Net Assets	1.7%
Real Estate	1.5%

Sector Allocation and Top 10 Holdings are subject to change.

Research International Core Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (98.3%)	Country	Shares/ Par +	Value $ (000’s)

Communication Services (4.5%)
Advanced Info Service PCL - Foreign Shares	Thailand	752,400	4,236
carsales.com, Ltd.	Australia	179,014	2,530
Hellenic Telecommunications Organization SA	Greece	194,734	3,041
KDDI Corp.	Japan	225,900	6,854
NAVER Corp.	South Korea	15,431	2,192
NetEase, Inc., ADR	China	64,941	4,717
SEEK, Ltd.	Australia	125,186	1,785
SoftBank Group Corp.	Japan	99,200	4,266
Tencent Holdings, Ltd.	China	84,800	3,629

Total			33,250

Consumer Discretionary (9.8%)
Aristocrat Leisure, Ltd.	Australia	190,254	3,954
Bridgestone Corp.	Japan	111,000	3,968
Burberry Group PLC	United Kingdom	101,945	2,502
Cie Financiere Richemont SA	Switzerland	64,063	8,307
Compagnie Generale des Etablissements Michelin	France	153,254	4,263
Flutter Entertainment PLC *	Australia	17,393	2,374
Koito Manufacturing Co., Ltd.	Japan	275,500	4,171
LVMH Moet Hennessy Louis Vuitton SE	France	26,906	19,582
NIKE, Inc. - Class B	United States	33,494	3,919
Techtronic Industries Co., Ltd.	Hong Kong	581,000	6,483
Whitbread PLC	United Kingdom	93,762	2,913
Yamaha Corp.	Japan	82,100	3,078
Yum China Holdings, Inc.	China	80,877	4,420
ZOZO, Inc.	Japan	107,300	2,665

Total			72,599

Consumer Staples (9.0%)
British American Tobacco PLC	United Kingdom	267,331	10,606
Danone SA	France	86,728	4,570
Diageo PLC	United Kingdom	244,524	10,790
Kao Corp.	Japan	103,000	4,124
Kirin Holdings Co., Ltd.	Japan	282,400	4,327
Nestle SA	United States	195,436	22,645
Ocado Group PLC *	United Kingdom	106,868	797
Reckitt Benckiser Group PLC	United Kingdom	104,920	7,299
Sugi Holdings Co., Ltd.	Japan	40,100	1,794

Total			66,952

Energy (5.5%)
Eni SpA	Italy	515,795	7,335
Galp Energia SGPS SA	Portugal	708,744	9,567
Idemitsu Kosan Co., Ltd.	Japan	186,600	4,365
TotalEnergies SE	France	199,787	12,543
Woodside Energy Group, Ltd.	Australia	296,320	7,150

Total			40,960

Common Stocks (98.3%)	Country	Shares/ Par +	Value $ (000’s)

Financials (17.9%)
AIA Group, Ltd.	Hong Kong	1,104,400	12,281
Aon PLC	United States	34,345	10,308
Bank of Ireland Group PLC	Ireland	192,596	1,835
Beazley PLC	United Kingdom	677,734	5,567
BNP Paribas SA	France	197,619	11,265
Euronext NV	Netherlands	124,043	9,183
HDFC Bank, Ltd.	India	323,915	6,375
Hiscox, Ltd.	United Kingdom	321,360	4,233
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	171,100	7,392
Julius Baer Group, Ltd.	Switzerland	111,594	6,500
London Stock Exchange Group PLC	United Kingdom	116,333	10,036
Macquarie Group, Ltd.	Australia	57,254	6,508
Mitsubishi UFJ Financial Group, Inc.	Japan	938,300	6,356
NatWest Group PLC	United Kingdom	3,370,557	10,807
UBS Group AG	Switzerland	619,083	11,519
Willis Towers Watson PLC	United States	16,553	4,049
Zurich Insurance Group AG	Switzerland	19,126	9,149

Total			133,363

Health Care (13.2%)
Bayer AG	Germany	99,363	5,140
ConvaTec Group PLC	United Kingdom	1,500,496	4,219
Kyowa Kirin Co., Ltd.	Japan	362,900	8,351
Merck KGaA	Germany	40,948	7,929
Novo Nordisk A/S - Class B	Denmark	176,453	23,826
Qiagen NV *	United States	196,490	9,888
Roche Holding AG	United States	76,100	23,909
Sanofi	France	60,345	5,803
Santen Pharmaceutical Co., Ltd.	Japan	572,700	4,687
Terumo Corp.	Japan	148,800	4,247

Total			97,999

Industrials (15.5%)
Cellnex Telecom SA	Spain	128,722	4,260
Daikin Industries, Ltd.	Japan	59,900	9,220
GEA Group AG	Germany	209,508	8,567
Hitachi, Ltd.	Japan	264,100	13,465
Kubota Corp.	Japan	443,600	6,141
Legrand SA	France	99,310	7,954
MTU Aero Engines AG	Germany	29,850	6,461
Persol Holdings Co., Ltd.	Japan	136,400	2,939
Ritchie Bros Auctioneers, Inc.	Canada	51,310	2,964
Ryanair Holdings PLC *	Ireland	37,729	2,821
Schindler Holding AG	Switzerland	28,871	5,430
Schneider Electric SE	United States	131,974	18,467
Secom Co., Ltd.	Japan	39,400	2,264
SMC Corp.	Japan	20,000	8,470
Thales SA	France	17,986	2,297
Toyota Industries Corp.	Japan	95,800	5,285
Weir Group PLC	United Kingdom	196,321	3,961

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio

Common Stocks (98.3%)	Country	Shares/ Par +	Value $ (000’s)

Industrials continued
Wolters Kluwer NV	Netherlands	41,295	4,321

Total			115,287

Information Technology (9.0%)
Amadeus IT Group SA *	Spain	125,470	6,521
ASML Holding NV	Netherlands	5,232	2,821
Cadence Design Systems, Inc. *	United States	28,161	4,524
Constellation Software, Inc.	Canada	5,316	8,300
Fujitsu, Ltd.	Japan	72,500	9,731
Kyocera Corp.	Japan	102,000	5,092
Nomura Research Institute, Ltd.	Japan	303,700	7,208
NXP Semiconductors NV	China	28,052	4,433
Samsung Electronics Co., Ltd.	South Korea	124,418	5,487
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	378,189	5,519
Visa, Inc. - Class A	United States	35,085	7,289

Total			66,925

Materials (9.2%)
Akzo Nobel NV	Netherlands	92,345	6,184
Croda International PLC	United Kingdom	90,708	7,242
Glencore PLC	Australia	1,738,822	11,612
Kansai Paint Co., Ltd.	Japan	170,800	2,107
Linde PLC	United Kingdom	66,284	21,673
Nitto Denko Corp.	Japan	96,000	5,596
Sika AG	Switzerland	28,444	6,820
Symrise AG	Germany	66,924	7,282

Total			68,516

Common Stocks (98.3%)	Country	Shares/ Par +	Value $ (000’s)

Real Estate (1.5%)
ESR Cayman, Ltd.	China	1,420,600	2,981
Grand City Properties SA	Germany	263,479	2,592
LEG Immobilien SE	Germany	87,034	5,670

Total			11,243

Utilities (3.2%)
APA Group	Australia	397,837	2,915
China Resources Gas Group, Ltd.	China	755,800	2,837
CLP Holdings, Ltd.	Hong Kong	447,500	3,265
E.ON SE	Germany	369,973	3,697
Iberdrola SA	Spain	746,018	8,728
Orsted A/S	Denmark	28,114	2,555

Total			23,997

Total Common Stocks
(Cost: $667,340)			731,091

Warrants (0.0%)

Consumer Discretionary (0.0%)
Cie Financiere Richemont SA *	Switzerland	136,342	114

Total			114

Total Warrants
(Cost: $–)			114

Total Investments (98.3%)
(Cost: $667,340)@			731,205

Other Assets, Less Liabilities (1.7%)			12,868

Net Assets (100.0%)			744,073

Investments by Country of Risk as a Percentage of Net Assets:
Japan	18.9%
United States	14.0%
United Kingdom	13.9%
France	9.2%
Germany	6.5%
Switzerland	6.3%
Australia	5.2%
Other	24.3%
Total	98.3%

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $670,185 and the net unrealized appreciation of investments based on that cost was $61,020 which is comprised of $120,676 aggregate gross unrealized appreciation and $59,656 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Communication Services	$26,822	$6,428	$-
Information Technology	61,438	5,487	-
All Others	630,916	-	-
Warrants	114	-	-
Total Assets:	$719,290	$11,915	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Any income realized will be incidental.	Invests primarily in equity securities of issuers outside of the U.S. with favorable long-term potential relative to current market values.	$1.7 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Equity Portfolio (“the Portfolio”), has engaged Dodge & Cox to act as sub-adviser for the Portfolio. The Portfolio may purchase securities in any country, including those with developed markets and emerging markets and is not required to allocate its investments in set percentages in particular countries, except that the Portfolio’s investments in emerging markets countries normally will be limited to 30% of its net assets. The Portfolio typically invests in well-established companies of medium-to-large capitalization based on standards of the applicable market. The Portfolio typically invests in companies that appear to be temporarily undervalued but have a favorable outlook for long-term growth. The portfolio managers also focus on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends.

MARKET OVERVIEW

During the first nine months of 2022, international equity markets declined significantly amid geopolitical and economic uncertainty. Recession fears heightened as many central banks increased interest rates to combat inflation. International equities advanced in the fourth quarter, as investors were encouraged by the slowing pace of interest rate hikes. Despite this strong quarter, international equities still posted negative returns for the overall year. U.S. dollar-based investors exposed to international equities faced an additional headwind in 2022— the U.S. dollar appreciated rapidly as the Federal Reserve (the “Fed”) aggressively hiked interest rates.

While valuations continue to be reasonable for the overall market, wide valuation disparities remain between value and growth stocks and between the beneficiaries and victims of low interest rates. International value stocks outperformed growth stocks in 2022. While the valuation gap between value and growth compressed, it remains wide overall. International stocks are also inexpensive relative to U.S. stocks. Furthermore, the valuation spread between stocks benefiting from, and those hindered by, low interest rates remains near its widest point over the past 20 years.

PORTFOLIO RESULTS

The Portfolio returned (6.83%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the MSCI® All Country World (ex-US) Value Index (the “Index”), returned (8.59%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund rating agency, the average return in 2022 of the International Large Cap Value Funds peer group was (9.13%).

The Portfolio’s emerging market positions, especially Itau Unibanco SA, Axis Bank, Ltd. and ICICI Bank, Ltd. contributed to performance. These three emerging markets banks were key to the Portfolio’s performance within the Financials sector. Multinational banks UBS Group AG and Standard Chartered PLC were also strong within Financials. The Portfolio’s performance was also supported by its holdings in the Consumer Discretionary sector.

In contrast, the Portfolio’s holdings within the Health Care and Communication Services sectors detracted from the Portfolio’s return. The Industrials sector also detracted, especially Nidec Corp. and Mitsubishi Electric Corp. In terms of specific holdings, Credit Suisse Group AG, a global bank and financial services company, was the worst performing stock in the Portfolio for the year.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Dodge & Cox, the Portfolio’s sub-adviser.

Higher inflation has contributed to recent macroeconomic concerns and driven volatility across global financial markets. However, successful investing requires disciplined decision-making amid uncertainty. While uncertainty poses risks, it also provides opportunities. As active managers, we seek to ascertain these opportunities and position the Portfolio accordingly.

As a result of our bottom-up process, the Portfolio remains overweight in the Financials, Energy and Materials sectors, which meaningfully contributed to outperformance in 2022, we have developed our conviction in these holdings over the years, and this persistence was rewarded. Energy was the best performing sector of the market, and we trimmed the

International Equity Portfolio (unaudited)

Portfolio’s exposure as valuations increased. Market volatility created opportunities across a wide range of industries and geographies, enabling us to start four new positions (Entain PLC, Flutter Entertainment PLC, NetEase, Inc. and Stellantis N.V.) and add to various existing holdings in 2022. We believe our investment approach is well suited for volatile market environments and remain enthusiastic about the long-term prospects for the Portfolio.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
International Equity Portfolio	-6.83%	-1.94%	2.13%
MSCI® All Country World (ex-US) Value Index (Net)	-8.59%	-0.05%	2.72%
MSCI® All Country World (ex-US) Index (Net)	-16.00%	0.88%	3.80%
Lipper® Variable Insurance Products (VIP) International Large Cap Value Funds Average	-9.13%	0.77%	3.62%

With respect to its broad-based benchmark, the Portfolio has elected to calculate the MSCI® All Country World (ex-US) Index net of withholding taxes on reinvested dividends rather than the MSCI® All Country World (ex-US) Index gross of withholding taxes on reinvested dividends because the net calculation more closely reflects the Portfolio’s performance for an investor.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

   Top 10 Holdings 12/31/22

Security Description	% of Net Assets
Sanofi	4.2%
UBS Group AG	3.8%
Novartis AG	3.6%
Prosus NV	3.4%
BNP Paribas SA	3.0%
GSK PLC	2.9%
Banco Santander SA	2.9%
TotalEnergies SE	2.8%
Axis Bank, Ltd.	2.7%
Roche Holding AG	2.6%

   Sector Allocation 12/31/22

Sector	% of Net Assets
Financials	27.2%
Health Care	16.1%
Materials	11.2%
Consumer Discretionary	11.1%
Energy	7.8%
Consumer Staples	7.0%
Industrials	6.2%
Information Technology	5.6%
Communication Services	3.7%
Real Estate	2.1%
Short-Term Investments & Other Net Assets	1.4%
Utilities	0.6%

Sector Allocation and Top 10 Holdings are subject to change.

International Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (94.3%)	Country	Shares/ Par +	Value $ (000’s)

Communication Services (3.7%)
Baidu, Inc., ADR *	China	185,000	21,160
Grupo Televisa SAB, ADR	Mexico	1,850,000	8,436
Liberty Global PLC - Class A *	United Kingdom	175,000	3,313
Liberty Global PLC - Class C *	United Kingdom	327,000	6,354
Millicom International Cellular, SDR *	Luxembourg	374,000	4,736
NetEase, Inc., ADR	China	271,824	19,743

Total			63,742

Consumer Discretionary (11.1%)
Alibaba Group Holding, Ltd., ADR *	China	365,000	32,153
Booking Holdings, Inc. *	United States	7,300	14,711
Entain PLC	United Kingdom	1,050,000	16,775
Flutter Entertainment PLC *	Ireland	22,088	3,022
Honda Motor Co., Ltd.	Japan	990,000	22,872
JD.com, Inc., ADR	China	430,000	24,136
Prosus NV *	China	843,600	58,200
Stellantis NV	United States	1,157,350	16,433
Yamaha Motor Co., Ltd.	Japan	180,000	4,128

Total			192,430

Consumer Staples (7.0%)
Anheuser-Busch InBev SA/NV	Belgium	475,000	28,611
Beiersdorf AG	Germany	137,000	15,721
Haleon PLC *	United Kingdom	4,810,900	19,039
Imperial Brands PLC	United Kingdom	1,625,000	40,686
Magnit PJSC *,Æ	Russia	135,000	-
Seven & i Holdings Co., Ltd.	Japan	385,000	16,604

Total			120,661

Energy (7.8%)
Equinor ASA	Norway	300,000	10,773
Ovintiv, Inc.	United States	475,500	24,113
Suncor Energy, Inc.	Canada	1,120,000	35,537
TC Energy Corp.	Canada	400,000	15,944
TotalEnergies SE	France	755,000	47,400

Total			133,767

Financials (25.2%)
Aegon NV	Netherlands	2,150,000	10,904
Aviva PLC	United Kingdom	4,301,600	23,027
Axis Bank, Ltd.	India	4,100,000	46,276
Banco Santander SA	Spain	16,500,000	49,499
Barclays PLC	United Kingdom	18,700,000	35,837
BNP Paribas SA	France	920,000	52,441
Credicorp, Ltd.	Peru	135,000	18,314
Credit Suisse Group AG	Switzerland	2,821,698	8,435
ICICI Bank, Ltd.	India	3,650,000	39,304
Mitsubishi UFJ Financial Group, Inc.	Japan	2,500,000	16,935
Prudential PLC	Hong Kong	1,703,152	23,215
Standard Chartered PLC	United Kingdom	4,304,703	32,391
UBS Group AG	Switzerland	3,525,000	65,590

Common Stocks (94.3%)	Country	Shares/ Par +	Value $ (000’s)

Financials continued
XP, Inc. - Class A *	Brazil	824,306	12,645

Total			434,813

Health Care (16.1%)
Bayer AG	Germany	480,000	24,830
Euroapi SASU *	France	30,434	451
Fresenius Medical Care AG & Co. KGaA	Germany	381,146	12,473
GSK PLC	United States	2,850,000	49,533
Novartis AG	Switzerland	695,000	62,829
Olympus Corp.	Japan	725,100	12,995
Roche Holding AG	United States	140,000	43,984
Sanofi	France	745,000	71,646

Total			278,741

Industrials (6.2%)
Johnson Controls International PLC	United States	600,000	38,400
Mitsubishi Electric Corp.	Japan	3,400,000	34,028
Nidec Corp.	Japan	115,000	5,993
Schneider Electric SE	United States	98,000	13,713
Smiths Group PLC	United Kingdom	765,000	14,784

Total			106,918

Information Technology (3.3%)
Brother Industries, Ltd.	Japan	385,000	5,888
Kyocera Corp.	Japan	276,000	13,779
Micro Focus International PLC	United Kingdom	515,000	3,296
Murata Manufacturing Co., Ltd.	Japan	310,000	15,561
TE Connectivity, Ltd.	Switzerland	163,000	18,712

Total			57,236

Materials (11.2%)
Akzo Nobel NV	Netherlands	480,000	32,144
Glencore PLC	Australia	3,300,000	22,038
Holcim, Ltd. *	Switzerland	845,000	43,756
Linde PLC	United Kingdom	50,000	16,349
Mitsubishi Chemical Group Corp.	Japan	4,570,000	23,842
Nutrien, Ltd.	Canada	325,000	23,735
Teck Resources, Ltd. - Class B	Canada	810,000	30,634

Total			192,498

Real Estate (2.1%)
CK Asset Holdings, Ltd.	Hong Kong	2,435,500	14,993
Daito Trust Construction Co., Ltd.	Japan	128,200	13,226
Hang Lung Group, Ltd.	Hong Kong	4,000,000	7,349

Total			35,568

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio

Common Stocks (94.3%)	Country	Shares/ Par +	Value $ (000’s)

Utilities (0.6%)
Engie SA *	France	771,558	11,057

Total			11,057

Total Common Stocks (Cost: $1,822,211)			1,627,431

Preferred Stocks (4.3%)

Financials (2.0%)
Itau Unibanco Holding SA *	Brazil	7,325,000	34,789

Total			34,789

Information Technology (2.3%)
Samsung Electronics Co., Ltd.	South Korea	985,000	39,634

Total			39,634

Total Preferred Stocks (Cost: $85,450)			74,423

Total Investments (98.6%) (Cost: $1,907,661)@			1,701,854

Other Assets, Less Liabilities (1.4%)			24,342

Net Assets (100.0%)			1,726,196

Investments by Country of Risk as a Percentage of Net Assets:
United Kingdom	12.3%
Switzerland	11.5%
United States	11.5%
Japan	10.8%
France	10.6%
China	9.0%
Canada	6.2%
India	5.0%
Other	21.7%
Total	98.6%

Over the Counter Derivatives

Forward Foreign Currency Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Goldman Sachs Bank USA	CNH	55,000	7,916	1/11/23	$589	$-	$589
Sell	HSBC Bank USA	CNH	28,450	4,113	1/11/23	286	-	286
Sell	JP Morgan Chase Bank NA	CNH	10,350	1,496	1/11/23	100	-	100
Sell	Standard Chartered Bank	CNH	18,100	2,617	1/11/23	187	-	187
Sell	HSBC Bank USA	CNH	36,500	5,288	2/8/23	363	-	363
Sell	Citibank NA	CNH	20,150	2,929	3/22/23	189	-	189
Sell	HSBC Bank USA	CNH	34,079	4,954	3/22/23	241	-	241
Sell	JP Morgan Chase Bank NA	CNH	37,650	5,473	3/22/23	346	-	346
Sell	Standard Chartered Bank	CNH	17,500	2,544	3/22/23	157	-	157
Sell	Bank of America NA	CNH	23,484	3,433	6/7/23	78	-	78
Sell	Citibank NA	CNH	14,673	2,145	6/7/23	48	-	48
Sell	HSBC Bank USA	CNH	14,673	2,145	6/7/23	49	-	49
Sell	UBS AG	CNH	81,270	11,881	6/7/23	279	-	279
Sell	HSBC Bank USA	CNH	219,779	32,274	8/9/23	594	-	594
Sell	Bank of America NA	CNH	21,563	3,174	9/13/23	-	(102)	(102)
Sell	Goldman Sachs Bank USA	CNH	21,563	3,174	9/13/23	-	(100)	(100)

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio

Forward Foreign Currency Contracts

(continued)

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	HSBC Bank USA	CNH	21,562	3,174	9/13/23	$-	$(102)	$(102)
Sell	JP Morgan Chase Bank NA	CNH	21,563	3,174	9/13/23	-	(98)	(98)
Sell	Bank of America NA	CNH	15,126	2,231	10/18/23	-	(17)	(17)
Sell	Goldman Sachs Bank USA	CNH	15,355	2,265	10/18/23	-	(20)	(20)
Sell	HSBC Bank USA	CNH	15,355	2,265	10/18/23	-	(18)	(18)
Sell	Bank of America NA	CNH	31,411	4,639	11/8/23	-	(82)	(82)
Sell	HSBC Bank USA	CNH	23,862	3,523	11/8/23	-	(105)	(105)
Sell	JP Morgan Chase Bank NA	CNH	23,683	3,498	11/8/23	-	(105)	(105)
Sell	Standard Chartered Bank	CNH	32,989	4,872	11/8/23	-	(107)	(107)
Sell	Goldman Sachs Bank USA	CNH	22,803	3,372	12/6/23	-	(24)	(24)
Sell	JP Morgan Chase Bank NA	CNH	48,766	7,212	12/6/23	-	(48)	(48)

						$3,506	$(928)	$2,578

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts		Options	Swaps	Total
Total Over the Counter Derivatives	$3,506	-	$3,506		$(928)	-	-	$(928)

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

Æ	Security valued using significant unobservable inputs.

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,919,072 and the net unrealized depreciation of investments based on that cost was $214,640 which is comprised of $82,374 aggregate gross unrealized appreciation and $297,014 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Preferred Stocks	$-	$74,423	$-
Common Stocks
Consumer Staples	120,661	-	-
Utilities	1,025	10,032	-
All Others	1,495,713	-	-
Other Financial Instruments^
Forward Foreign Currency Contracts	-	3,506	-
Total Assets:	$1,617,399	$87,961	$-
Liabilities:
Other Financial Instruments^
Forward Foreign Currency Contracts	-	(928)	-
Total Liabilities:	$-	$(928)	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended December 31, 2022.

For the period ended December 31, 2022, there was a transfer from Level 2 to Level 3 in the amount of $0 (in thousands). This transfer was due to the liquidity and current market conditions in Russia.

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital Appreciation.	Invest in equity securities of issuers that are tied economically to emerging market countries.	$854 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Emerging Markets Equity Portfolio (“the Portfolio”), has engaged abrdn Investments Limited (“Aberdeen”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries include countries determined by the Portfolio’s portfolio managers to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. The Portfolio may invest in companies of any size. The Portfolio employs a fundamental “bottom up” equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Investments are identified for their long-term, fundamental value.

MARKET OVERVIEW

Emerging market equities retreated during an extremely challenging year for the asset class, lagging developed markets. Stocks maintained a broad downtrend for most of 2022 as major central banks tightened policy to counter inflation, which was exacerbated by Russia’s invasion of Ukraine. The inflationary consequences of the war prompted central banks to act aggressively, triggering recession fears. Multiple interest rate hikes by the Federal Reserve (the “Fed”) boosted the U.S. dollar, which further dented sentiment towards emerging markets. Compounding concerns were negative developments in China, including regulatory scrutiny, an ongoing property crisis, tensions with the U.S. and stringent lockdowns due to Beijing’s zero-COVID policy.

Losses moderated toward year-end as emerging market equities staged an impressive comeback on hopes that the Fed may temper its pace of tightening. Markets also reacted positively to China’s rapid reversal of their zero-COVID policy and signs of stabilization in the U.S.-China relationship.

PORTFOLIO RESULTS

The Portfolio returned (25.28%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the MSCI® Emerging Markets Index (the “Index”) returned (20.09%). (This Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the Emerging Markets Funds peer group was (22.35%).

Exposure to Russia and stock selection in China were key detractors from the Portfolio’s relative return. Revaluing the Portfolio’s Russian Energy sector holdings in LUKOIL PJSC and NovaTek PJSC to zero, following the start of the Russia-Ukraine war proved costly. The Portfolio’s sub-adviser made that decision due to the implementation of stringent capital controls in Russia following stiff Western sanctions on Moscow, which made it impossible to realize any value from the investments. The Portfolio lost its exposure to energy companies at a time when oil prices hit record levels. Hence, an underweight to Middle Eastern oil exporters in subsequent months also detracted.

Holdings in China, which faced multiple headwinds over the year, also hampered relative performance. China Merchants Bank Co., Ltd. retreated after its president was removed and investigated by China’s anti-corruption watchdog.

Some of the Portfolio’s Information Technology holdings, notably Prosus N.V. and Sea, Ltd., also detracted as growing concerns about recession fueled concerns over slowing demand for e-commerce, consumer electronics and semiconductor chips. The Portfolio’s core semiconductor holdings in Samsung Electronics Co., Ltd. and Taiwan Semiconductor Manufacturing Co., Ltd. also detracted but remain well positioned to ride through the industry downcycle.

Conversely, exposure to Mexico, where fundamentals remained strong, contributed to relative returns. Lender Grupo Financiero Banort SAB de CV, in the Financials sector, and bottling company Fomento Economico Mexicano SAB de CV, in the Consumer Staples sector, advanced amid higher interest rates and domestic consumption strength.

The Portfolio’s position in Asia also contributed. The Indonesian Financials sector, notably PT Bank Central Asia Tbk and Bank Rakyat Indonesia (Persero) Tbk PT, outperformed as the Indonesian economy benefited from reopening and higher commodity prices. Thailand-based Energy company PTT Exploration & Production PCL advanced on resilient results and relatively elevated oil prices. In China, China Tourism Group Duty Free Corp., Ltd. rose in anticipation of the country reopening. The Hong Kong companies insurer AIA Group, Ltd. and brewer Budweiser Brewing Co. APAC. Ltd. also rallied.

Emerging Markets Equity Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Aberdeen, the Portfolio’s sub-adviser.

While the U.S. continues to unwind years of loose monetary policy, emerging market central banks are approaching the end of their rates cycle. Larger emerging economies have relatively resilient currency reserves and current account positions. Corporate balance sheets have also emerged stronger from the pandemic, particularly as a global recession looms. Meanwhile, the potential for a counter-cyclical recovery in China remains, aided by the country’s rapid reversal of their zero-COVID policy. Macro policy is likely to stay accommodative due to relatively low inflation. Beyond China, other emerging markets are set to benefit from a post-pandemic rearrangement of global supply chains—with international companies diversifying into relatively resilient markets like India and regions such as South East Asia.

We remain focused on businesses with quality characteristics, including sustainable free cash flow generation and earnings growth, pricing power and low debt levels. Such characteristics should help businesses manage any near-term supply disruption and cost pressures.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Emerging Markets Equity Portfolio	-25.28%	-1.21%	0.24%
MSCI® Emerging Markets Index (Net)	-20.09%	-1.40%	1.44%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average	-22.35%	-1.74%	1.20%

With respect to its broad-based benchmark, the Portfolio has elected to calculate the MSCI® Emerging Markets Index net of withholding taxes on reinvested dividends rather than the MSCI® Emerging Markets Index gross of withholding taxes on reinvested dividends because the net calculation more closely reflects the Portfolio’s performance for an investor.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Emerging Markets Equity Portfolio (unaudited)

Top 10 Holdings 12/31/22

Security Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	6.9%
Samsung Electronics Co., Ltd., Various	5.7%
Tencent Holdings, Ltd.	5.7%
Alibaba Group Holding, Ltd.	4.3%
Housing Development Finance Corp., Ltd.	3.9%
JD.com, Inc. - Class A	2.9%
AIA Group, Ltd.	2.7%
SBI Life Insurance Co., Ltd.	2.3%
LG Chem, Ltd.	2.3%
Budweiser Brewing Co. APAC, Ltd.	2.1%

   Sector Allocation 12/31/22

Sector	% of Net Assets
Financials	24.6%
Information Technology	20.7%
Consumer Discretionary	15.7%
Consumer Staples	9.4%
Materials	7.3%
Communication Services	6.7%
Industrials	5.2%
Health Care	2.9%
Energy	2.9%
Short-Term Investments & Other Net Assets	1.8%
Utilities	1.6%
Real Estate	1.2%

Sector Allocation and Top 10 Holdings are subject to change.

Emerging Markets Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (94.4%)	Country	Shares/ Par +	Value $ (000’s)

Communication Services (6.7%)
Telkom Indonesia Persero Tbk PT	Indonesia	36,276,100	8,739
Tencent Holdings, Ltd.	China	1,128,100	48,272

Total			57,011

Consumer Discretionary (15.7%)
Alibaba Group Holding, Ltd. *	China	3,337,200	36,876
Americana Restaurants	United Arab
International PLC *	Emirates	10,431,827	8,466
China Tourism Group Duty Free Corp., Ltd. - Class A	China	272,786	8,477
China Tourism Group Duty Free Corp., Ltd. - Class H *	China	193,500	5,702
JD.com, Inc. - Class A	China	875,950	24,711
Maruti Suzuki India, Ltd.	India	81,998	8,320
Meituan Dianping - Class B *	China	550,700	12,326
MercadoLibre, Inc. *	Brazil	8,906	7,537
Midea Group Co., Ltd. - Class A	China	1,878,166	13,995
Zhongsheng Group Holdings, Ltd.	China	1,551,000	7,978

Total			134,388

Consumer Staples (9.4%)
Budweiser Brewing Co. APAC, Ltd.	China	5,785,500	18,197
Fomento Economico Mexicano SAB de CV, ADR	Mexico	176,175	13,763
Foshan Haitian Flavouring and Food Co., Ltd. - Class A	China	962,944	11,026
Hindustan Unilever, Ltd.	India	479,301	14,837
Kweichow Moutai Co., Ltd. - Class A	China	53,573	13,309
Raia Drogasil SA	Brazil	1,961,430	8,818

Total			79,950

Energy (2.9%)
LUKOIL PJSC *,Æ	Russia	225,143	-
NovaTek PJSC *,Æ	Russia	795,201	-
PTT Exploration & Production PCL - Foreign Shares	Thailand	2,236,500	11,397
TotalEnergies SE	France	209,481	13,152

Total			24,549

Financials (24.6%)
AIA Group, Ltd.	Hong Kong	2,062,200	22,933
Al Rajhi Bank *	Saudi Arabia	556,424	11,162
B3 SA - Brasil, Bolsa, Balcao	Brazil	4,568,077	11,423
Banco Bradesco SA, ADR	Brazil	3,513,843	10,120
Banco Santander Chile, ADR	Chile	440,748	6,981
Bank Rakyat Indonesia (Persero) Tbk PT	Indonesia	43,958,756	13,949
Credicorp, Ltd.	Peru	30,500	4,138
Grupo Financiero Banorte SAB de CV	Mexico	2,319,582	16,654

Common Stocks (94.4%)	Country	Shares/ Par +	Value $ (000’s)

Financials continued
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	251,492	10,865
Housing Development Finance Corp., Ltd.	India	1,037,574	33,080
Kasikornbank PCL - Foreign Shares	Thailand	1,970,100	8,390
Kotak Mahindra Bank, Ltd.	India	734,791	16,229
PT Bank Central Asia Tbk	Indonesia	28,730,700	15,779
Sanlam, Ltd.	South Africa	2,825,439	8,102
Sberbank of Russia PJSC *,Æ	Russia	1,471,064	-
SBI Life Insurance Co., Ltd.	India	1,338,676	19,924

Total			209,729

Health Care (2.9%)
Shenzhen Mindray Bio- Medical Electronics Co., Ltd.	China	287,915	13,086
Wuxi Biologics Cayman, Inc. *	China	1,533,000	11,755

Total			24,841

Industrials (5.2%)
Grupo Aeroportuario del Sureste SAB de CV - Class B	Mexico	343,370	8,012
NARI Technology Co., Ltd. - Class A	China	2,264,832	7,949
Rumo SA	Brazil	2,410,817	8,490
Samsung Engineering Co., Ltd. *	South Korea	684,375	12,120
WEG SA	Brazil	1,097,046	7,990

Total			44,561

Information Technology (16.9%)
ASM International NV	Netherlands	21,243	5,359
ASML Holding NV	Netherlands	13,471	7,265
Delta Electronics, Inc.	Taiwan	1,115,000	10,393
Globant SA *	United States	34,929	5,874
Hon Hai Precision Industry Co., Ltd.	Taiwan	3,904,000	12,689
LONGi Green Energy Technology Co., Ltd. - Class A	China	1,494,242	9,084
Samsung Electronics Co., Ltd.	South Korea	370,318	16,330
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4,052,290	59,132
Tata Consultancy Services, Ltd.	India	362,588	14,273
Yonyou Network Technology Co., Ltd. - Class A	China	1,237,380	4,302

Total			144,701

Materials (7.3%)
Anglo American Platinum, Ltd.	South Africa	172,019	14,426
First Quantum Minerals, Ltd.	Zambia	202,458	4,230
Grupo Mexico SAB de CV	Mexico	1,439,942	5,055

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio

Common Stocks (94.4%)	Country	Shares/ Par +	Value $ (000’s)

Materials continued
LG Chem, Ltd. *	South Korea	40,423	19,337
Mondi PLC	Austria	521,709	8,935
UltraTech Cement, Ltd.	India	120,558	10,141

Total			62,124

Real Estate (1.2%)
China Resources Land, Ltd.	China	2,320,000	10,626

Total			10,626

Utilities (1.6%)
Power Grid Corp. of India, Ltd.	India	5,312,260	13,722

Total			13,722

Total Common Stocks (Cost: $840,558)			806,202

Common Stocks (94.4%)	Country	Shares/ Par +	Value $ (000’s)

Information Technology (3.8%)
Samsung Electronics Co., Ltd.	South Korea	809,516	32,573

Total			32,573

Total Preferred Stocks (Cost: $31,441)			32,573

Total Investments (98.2%) (Cost: $871,999)@			838,775

Other Assets, Less Liabilities (1.8%)			15,463

Net Assets (100.0%)			854,238

Investments by Country of Risk as a Percentage of Net Assets:
China	30.1%
India	15.4%
Taiwan	9.6%
South Korea	9.4%
Brazil	6.3%
Mexico	5.2%
Other	22.2%
Total	98.2%

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

Æ	Security valued using significant unobservable inputs.

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $881,051 and the net unrealized depreciation of investments based on that cost was $42,276 which is comprised of $105,496 aggregate gross unrealized appreciation and $147,772 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Preferred Stocks	$-	$32,573	$-
Common Stocks
Consumer Staples	71,132	8,818	-
Energy	13,152	11,397	-
Financials	178,754	30,975	-
Industrials	15,961	28,600	-
Information Technology	128,371	16,330	-
Materials	42,787	19,337	-
All Others	240,588	-	-
Total Assets:	$690,745	$148,030	$-

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended December 31, 2022.

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income to the extent consistent with liquidity and stability of capital.	Invest in short-term fixed income obligations issued or guaranteed by the U.S Government, its agencies or instrumentalities.	$543 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Government Money Market Portfolio (the “Portfolio”), has engaged BlackRock Advisors, LLC (“BlackRock”) to act as sub-adviser for the Portfolio. The Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations or cash. The Portfolio invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Portfolio seeks to maintain a net asset value of $1.00 per share.

MARKET OVERVIEW

The year began with the Federal Open Market Committee (FOMC) shifting toward a less accommodative interest rate policy as inflation prints have been setting well above their preferred target range. These inflation concerns were the grounds for the FOMC to raise interest rates at their March 16, 2022 meeting. At this meeting, the FOMC raised the target range for the federal funds rate to 0.25%–0.50%. This was the first increase since December 2018.

As the year progressed, the FOMC began removing monetary accommodation at an accelerating pace. At the June 2022 meeting they raised the federal funds target rate by 0.75%. They repeated that pace over the next four meetings.

In June 2022, the FOMC also began reducing its holdings of Treasury securities, Agency debt and Agency Mortgage-Backed securities.

The year ended with the federal funds target rate set within a range of 4.25%– 4.50%. The FOMC also indicated their intention to continue removing accommodation through 2023, according to their updated Summary of Economic Projection (SEP) released at the December 14 meeting.

PORTFOLIO RESULTS

The Portfolio returned 1.36% for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the Merrill Lynch® 3-Month Treasury Bill Index (the “Index”), returned 1.46%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the U.S. Government Money Market Funds peer group was 1.19%.

The main investment theme that dominated the year was the policy shift from the FOMC. As they centered their focus on the price appreciation being felt across all sectors of the U.S. economy, market yields had been playing catch-up all year. Given the pricing volatility and variables throughout the year that impacted FOMC rate decisions, the Portfolio proceeded selectively with investments in longer tenors, keeping duration below neutral throughout the year.

Throughout the course of 2022 a majority of the investments were made in overnight repurchase agreements, which benefited the performance of the Portfolio immediately following each FOMC meeting, as they reset overnight to the Secured Overnight Funding Rate (“SOFR”). While issuance in the short-term Treasury market was strong for the first half of the year, demand outstripped supply as the uncertainty and volatility experienced in the market throughout the year led investors to look to remain short and defensive in positioning. Given the aggressive FOMC actions, it benefitted the Portfolio to stay short along the curve and capture market pricing and rate increases by the FOMC in one-month and three-month Treasury bill issuance. Any longer-term investments were executed at yields sufficient to fairly compensate the Portfolio for the risk.

Outside of these trades, the remainder of investments were in Agency debt maturing around the upcoming FOMC meetings to take advantage the raising rates by the FOMC and to benefit performance of the Portfolio.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of BlackRock, the Portfolio’s sub-adviser.

Government Money Market Portfolio (unaudited)

A short-term outlook for inflation above the FOMC’s preferred range and “hawkish” rhetoric from officials suggests increases in the target range for the federal funds rate further into “restrictive territory” are possible through at least the mid-point of 2023. The market has been in a near constant state of repricing since the FOMC first lifted rates off the zero lower bound. Pricing volatility should persist at least until the FOMC reaches its terminal rate.

Continued defensive positioning by investors will likely contribute, in our estimation, to elevated usage of the Federal Reserve’s Overnight Reverse Repurchase Agreement Program (RRP) by eligible counterparties.

The U.S. Treasury is approaching its borrowing limit. This event will negatively impact issuance of net new Treasury Bill supply. The U.S. Treasury can invoke “extraordinary measures” to expand borrowing capacity which would temporarily increase net new Bill supply. Ultimately, Congress would need to act on the debt ceiling before the U.S. Treasury exhausts all accounting measures. At this time, our estimate is that the true borrowing limit could be reached toward the end of 2023.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

If the other party to a repurchase agreement defaults on its obligation under the agreement, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. These risks may be heightened if the other party is located outside the U.S. If the seller fails to repurchase the security and the market value of the security declines, the Portfolio may lose money.

You could lose money investing in the Government Money Market Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Government Money Market Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Money Market Investments (99.4%)	Shares/ Par +	Value $ (000’s)

Repurchase Agreements (54.5%)
Tri-Party Bank of Montreal, 0.000%, 1/3/23 (Purchased on 12/30/22, to be repurchased at $21,009,917, collateralized by various US Treasury obligations, 1.625% to 2.875%, due from 5/15/2026 to 5/15/2032, aggregate par and fair value of $23,243,314 and $21,420,028, respectively)	21,000,000	21,000
Tri-Party Bank of Nova Scotia, 0.000%, 1/3/23 (Purchased on 12/30/22, to be repurchased at $10,004,722, collateralized by various US Treasury obligations, 0.000% to 4.375%, due from 3/2/2023 to 2/15/2050, aggregate par and fair value of $12,613,304 and $10,204,892, respectively)	10,000,000	10,000
Tri-Party BNP Paribas, 0.000%, 1/3/23 (Purchased on 12/30/22, to be repurchased at $20,009,444, collateralized by various US Treasury obligations, 0.000% to 4.323%, due from 7/15/2023 to 5/15/2051, aggregate par and fair value of $35,031,838 and $20,400,017, respectively)	20,000,000	20,000
Tri-Party BNP Paribas, 0.001%, 1/3/23 (Purchased on 12/30/22, to be repurchased at $10,004,778, collateralized by various US Treasury obligations and various US government sponsored agency obligations, 0.000% to 6.500%, due from 5/15/2025 to 12/20/2052, aggregate par and fair value of $12,029,505 and $10,200,064, respectively)	10,000,000	10,000
Tri-Party Citigroup Global Markets, Inc., 0.000%, 1/3/23 (Purchased on 12/30/22, to be repurchased at $14,006,689, collateralized by various US Treasury obligations, 0.000% to 0.000%, due from 8/15/2039 to 5/15/2040, aggregate par and fair value of $29,524,625 and $14,280,051, respectively)	14,000,000	14,000
Tri-Party Citigroup Global Markets, Inc., 0.001%, 1/3/23 (Purchased on 12/30/22, to be repurchased at $15,007,083, collateralized by various US Treasury obligations, 0.875% to 2.500%, due from 12/31/2028 to 2/28/2029, aggregate par and fair value of $17,233,113 and $15,300,024, respectively)	15,000,000	15,000

Money Market Investments (99.4%)	Shares/ Par +	Value $ (000’s)

Repurchase Agreements continued
Tri-Party Goldman Sachs Group LP, 0.000%, 1/3/23 (Purchased on 12/30/22, to be repurchased at $20,009,556, collateralized by various US government sponsored agency obligations, 2.500% to 5.000%, due from 3/15/2026 to 9/20/2052, aggregate par and fair value of $21,237,175 and $20,400,000, respectively)	20,000,000	20,000
Tri-Party Mitsubishi UFJ, 0.000%, 1/3/23 (Purchased on 12/30/22, to be repurchased at $35,016,722, collateralized by various US government sponsored agency obligations, 2.000% to 5.918%, due from 9/1/2027 to 11/20/2072, aggregate par and fair value of $36,377,763 and $35,702,965, respectively)	35,000,000	35,000
Tri-Party Mizuho Securities, 0.000%, 1/3/23 (Purchased on 12/30/22, to be repurchased at $40,019,111, collateralized by US Treasury Note, 3.125%, due 8/31/2027, par and fair value of $42,331,449 and $40,800,024, respectively)	40,000,000	40,000
Tri-Party Morgan Stanley, 0.000%, 1/3/23 (Purchased on 12/30/22, to be repurchased at $41,019,589, collateralized by various US government sponsored agency obligations, 0.875% to 7.125%, due from 12/1/2023 to 12/1/2052, aggregate par and fair value of $44,030,645 and $42,151,690, respectively)	41,000,000	41,000
Tri-Party Natixis S.A., 0.000%, 1/3/23 (Purchased on 12/30/22, to be repurchased at $30,014,167, collateralized by US Treasury Bond, 4.000%, due 11/15/2052, par and fair value of $30,194,223 and $30,600,033, respectively)	30,000,000	30,000
Tri-Party TD Securities, 0.000%, 1/3/23 (Purchased on 12/30/22, to be repurchased at $40,019,111, collateralized by US government sponsored agency, 3.000%, due 8/20/2051, par and fair value of $45,372,152 and $40,800,000, respectively)	40,000,000	40,000

Total		296,000

US Government & Agencies (44.9%)
Federal Farm Credit Bank, 0.000%, 3/16/23	1,655,000	1,640
Federal Farm Credit Bank, 4.315%, (US SOFR plus 0.015%), 5/16/23	3,410,000	3,410
Federal Farm Credit Bank, 4.330%, (US SOFR plus 0.030%), 7/25/23	1,485,000	1,485

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio

Money Market Investments (99.4%)	Shares/ Par +	Value $ (000’s)

US Government & Agencies continued
Federal Farm Credit Bank, 4.335%, (US SOFR plus 0.035%), 7/12/23	360,000	360
Federal Farm Credit Bank, 4.340%, (US SOFR plus 0.040%), 3/10/23	1,325,000	1,325
Federal Farm Credit Bank, 4.345%, (US SOFR plus 0.045%), 10/16/23	2,970,000	2,970
Federal Farm Credit Bank, 4.345%, (US SOFR plus 0.045%), 2/20/24	4,010,000	4,010
Federal Farm Credit Bank, 4.350%, (US SOFR plus 0.050%), 2/17/23	2,270,000	2,270
Federal Farm Credit Bank, 4.350%, (US SOFR plus 0.050%), 8/22/23	2,720,000	2,720
Federal Farm Credit Bank, 4.350%, (US SOFR plus 0.050%), 9/28/23	1,830,000	1,830
Federal Farm Credit Bank, 4.350%, (US SOFR plus 0.050%), 5/9/24	2,425,000	2,425
Federal Farm Credit Bank, 4.355%, (US SOFR plus 0.055%), 1/10/24	505,000	505
Federal Farm Credit Bank, 4.360%, (US SOFR plus 0.060%), 1/20/23	550,000	550
Federal Farm Credit Bank, 4.360%, (US SOFR plus 0.060%), 11/22/23	3,350,000	3,350
Federal Farm Credit Bank, 4.390%, (US SOFR plus 0.090%), 8/26/24	4,540,000	4,540
Federal Farm Credit Bank, 4.400%, (US SOFR plus 0.100%), 8/1/24	1,095,000	1,095
Federal Farm Credit Bank, 4.440%, (US SOFR plus 0.140%), 11/7/24	3,100,000	3,100
Federal Home Loan Bank, 0.000%, 3/8/23	2,960,000	2,937
Federal Home Loan Bank, 0.000%, 3/15/23	3,880,000	3,845
Federal Home Loan Bank, 0.001%, 2/10/23	1,430,000	1,423
Federal Home Loan Bank, 0.001%, 2/24/23	2,450,000	2,434
Federal Home Loan Bank, 3.250%, (US SOFR plus 0.010%), 1/9/23	5,420,000	5,420
Federal Home Loan Bank, 3.375%, (US SOFR plus 0.010%), 9/1/23	3,380,000	3,375
Federal Home Loan Bank, 3.410%, (US SOFR plus 0.010%), 2/10/23	2,570,000	2,570
Federal Home Loan Bank, 4.310%, (US SOFR plus 0.010%), 1/4/23	11,000,000	11,000
Federal Home Loan Bank, 4.310%, (US SOFR plus 0.010%), 1/25/23	14,715,000	14,715
Federal Home Loan Bank, 4.310%, (US SOFR plus 0.010%), 3/23/23	6,770,000	6,770
Federal Home Loan Bank, 4.311%, (US SOFR plus 0.010%), 1/17/23	4,575,000	4,575
Federal Home Loan Bank, 4.311%, (US SOFR plus 0.010%), 1/17/23	6,360,000	6,360
Federal Home Loan Bank, 4.315%, (US SOFR plus 0.015%), 3/2/23	8,220,000	8,220
Federal Home Loan Bank, 4.320%, (US SOFR plus 0.020%), 3/13/23	10,300,000	10,300
Federal Home Loan Bank, 4.325%, (US SOFR plus 0.025%), 2/3/23	13,500,000	13,500
Federal Home Loan Bank, 4.330%, (US SOFR plus 0.030%), 3/2/23	7,580,000	7,580
Federal Home Loan Bank, 4.340%, (US SOFR plus 0.040%), 2/13/23	8,475,000	8,475
Federal Home Loan Bank, 4.340%, (US SOFR plus 0.040%), 2/17/23	5,565,000	5,565

Money Market Investments (99.4%)	Shares/ Par +	Value $ (000’s)

US Government & Agencies continued
Federal Home Loan Bank, 4.355%, (US SOFR plus 0.055%), 3/10/23	3,530,000	3,530
Federal Home Loan Bank, 4.360%, (US SOFR plus 0.060%), 4/10/23	5,120,000	5,120
Federal Home Loan Bank, 4.360%, (US SOFR plus 0.060%), 4/18/23	11,690,000	11,690
Federal Home Loan Bank, 4.370%, (US SOFR plus 0.070%), 3/27/23	2,470,000	2,470
Federal Home Loan Bank, 4.370%, (US SOFR plus 0.070%), 3/28/23	885,000	885
Federal Home Loan Bank, 4.390%, (US SOFR plus 0.090%), 5/23/23	3,420,000	3,420
US Treasury, 0.000%, 1/12/23	8,570,000	8,563
US Treasury, 0.000%, 1/26/23	2,470,000	2,469
US Treasury, 0.000%, 2/23/23	6,310,000	6,281
US Treasury, 0.000%, 3/16/23	7,290,000	7,238
US Treasury, 0.000%, 5/18/23	1,490,000	1,478
US Treasury, 0.000%, 11/30/23	1,210,000	1,161
US Treasury, 0.125%, 2/28/23	10,085,000	10,055
US Treasury, 1.750%, 5/15/23	1,260,000	1,258
US Treasury, 2.625%, 2/28/23	4,510,000	4,519
US Treasury, 4.433%, (US Treasury 3 Month Bill Money Market Yield plus 0.035%), 10/31/23	7,140,000	7,140
US Treasury, 4.447%, (US Treasury 3 Month Bill Money Market Yield plus 0.049%), 1/31/23	9,500,000	9,500

Total		243,426

Total Money Market Investments
(Cost: $539,426)		539,426

Total Investments (99.4%)
(Cost: $539,426)		539,426

Other Assets, Less Liabilities (0.6%)		3,091

Net Assets (100.0%)		542,517

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Short-Term Investments	$-	$539,426	$-
Total Assets:	$-	$539,426	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of current income as is consistent with prudent investment risk.	Invest in a diversified portfolio of investment grade debt securities.	$383 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Short-Term Bond Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities. Also, the Portfolio may invest up to 20% of net assets in foreign securities. Debt securities may be of any maturity, but under normal market conditions, the Portfolio’s effective dollar-weighted average maturity will not exceed three years. The Portfolio primarily invests in corporate, government and mortgage- and asset-backed securities. The Portfolio uses both a “top-down” and “bottom-up” investment approach to construct the portfolio of investments. The top-down investment approach involves an evaluation of the overall macroeconomic environment and its potential impact on the level and direction of interest rates. The bottom-up investment approach focuses on fundamental research of individual issuers.

MARKET OVERVIEW

Shorter maturity bond markets were adversely impacted by macro- and interest rate driven volatility during the reporting period. Early in 2022, geopolitical conflict, hawkish rhetoric from the Federal Reserve (the “Fed”) and heavy new issuance weighed on the fixed income market. While hopes of a dovish pivot from the Fed gave risk assets some reprieve in the summer, hawkish rhetoric and elevated inflation quelled these hopes until late in the period, at which time cooling economic data and comments from the Fed renewed expectations for smaller rate hikes. Against this challenging macroeconomic backdrop, all market segments within the U.S. investment grade fixed income market posted negative returns. Corporate bonds produced the weakest total returns, with 1–3-year corporate bond prices depreciating and credit spreads widening amid negative risk sentiment and a sharp rise in front-end U.S. Treasury yields. While Treasury yields rose broadly across the yield curve, yields on shorter maturity Treasury notes rose most prominently, as investors priced in a higher-for-longer interest rate regime. The yield on the two-year Treasury note began the year at 0.73% and ended at 4.41%.

PORTFOLIO RESULTS

The Portfolio returned (4.52%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the Bloomberg® 1–3 Year U.S. Government/Credit Index (the “Index”), returned (3.69%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the Short Investment Grade Debt Funds peer group was (3.88%).

Sector allocation was the predominant detractor from the Portfolio’s relative performance. Out-of-benchmark allocations to securitized sectors, including asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities (RMBS), hindered relative results amid interest rate volatility and periods of heavy new issuance. The Portfolio’s allocation to RMBS was a prominent detractor, as the interest rate-sensitive sector was dragged lower by concerns about the ramifications of tighter Fed policy, rising rates and declining housing affordability.

Modest underweights in the front end of the yield curve and a slight overweight in the intermediate portion aided relative results as the yield curve flattened and, in certain portions of the yield curve, inverted during the reporting period.

In contrast, an overweight to investment grade corporate bonds and a corresponding underweight to U.S. Treasurys contributed to relative performance as limited new supply, some encouraging corporate earnings reports and more constructive risk sentiment fueled a late-period rally among corporate bonds. Security selection within investment grade corporate bonds was also beneficial.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

While there are signs that inflationary pressures have peaked, the outlook remains uncertain amid continued monetary policy tightening, mounting downside growth risks and elevated volatility in risk assets. We hold the view that the path

Short-Term Bond Portfolio (unaudited)

of monetary tightening will be more important to focus on than the destination as the Fed continues to tighten policy despite slowing growth. With the range of economic outcomes now wider due to the speed at which the Fed has tightened monetary policy, we will continue to monitor the distribution of risks over the next year. As inflation and other economic data have started to move lower, concerns about the possibility of a recession have continued. In our view, the ultimate state of the economy and probability of a recession will remain the primary risk for credit investors this year. In this environment of heightened volatility, active management can play an even more instrumental role in achieving investor objectives. Our continued goal is to provide high quality, durable yield and income appropriate for a short-term bond strategy with modest credit and duration risk. Using the breadth and depth of our global research platform, we will look to selectively add to high-conviction positions as volatility creates attractive entry points.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Short-Term Bond Portfolio	-4.52%	1.03%	0.98%
Bloomberg® 1-3 Year U.S. Government/Credit Bond Index	-3.69%	0.92%	0.88%
Lipper® Variable Insurance Products (VIP) Short Investment Grade Debt Funds Average	-3.88%	0.77%	0.85%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may invest in derivative instruments to adjust the Portfolio’s duration and yield curve exposure, to hedge foreign currency exposure or for any other permissible purpose keeping with its investment objective. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The U.S. federal funds rate has been subject to adjustments over the course of the last several years. A significant rise in interest rates over the course of the last several years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Short-Term Bond Portfolio (unaudited)

   Top 10 Holdings 12/31/22

Security Description	% of Net Assets
US Treasury, Various	18.3%
Federal National Mortgage Association, Various	1.6%
Government National Mortgage Association, Various	1.0%
Morgan Stanley, Various	1.0%
Bank of America Corp., Various	0.8%
AbbVie, Inc., Various	0.8%
Vistra Operations Co. LLC, Various	0.8%
Energy Transfer LP, Various	0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, Various	0.7%
The Goldman Sachs Group, Inc., Various	0.7%

   Sector Allocation 12/31/22

Sector	% of Net Assets
Corporate Bonds	48.6%
Structured Products	31.8%
Governments	18.3%
Short-Term Investments & Other Net Assets	1.2%
Municipal Bonds	0.1%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Short-Term Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Corporate Bonds (48.6%)	Shares/ Par +	Value $ (000’s)

Basic Materials (1.6%)
ArcelorMittal 3.600%, 7/16/24	225,000	218
Celanese US Holdings LLC 5.900%, 7/5/24	1,000,000	1,000
6.050%, 3/15/25	1,235,000	1,230
Celulosa Arauco y Constitucion SA 4.500%, 8/1/24	365,000	359
Ecolab, Inc. 1.650%, 2/1/27	215,000	190
5.250%, 1/15/28	625,000	637
LYB International Finance III, LLC 1.250%, 10/1/25	373,000	333
Nucor Corp. 2.000%, 6/1/25	155,000	144
3.950%, 5/23/25	275,000	269
POSCO 4.375%, 8/4/25 §	1,000,000	969
The Sherwin-Williams Co. 4.050%, 8/8/24	155,000	153
4.250%, 8/8/25	230,000	226
Steel Dynamics, Inc. 2.800%, 12/15/24	200,000	190
Westlake Chemical Corp. 0.875%, 8/15/24	100,000	93

Total		6,011

Communications (3.1%)
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, 7/23/25	2,090,000	2,048
Comcast Corp. 5.250%, 11/7/25	225,000	228
Cox Communications, Inc. 3.150%, 8/15/24 144A	1,023,000	985
KT Corp. 4.000%, 8/8/25 144A	1,020,000	992
NBN Co., Ltd. 1.450%, 5/5/26 144A	1,000,000	883
NTT Finance Corp. 0.373%, 3/3/23 144A	660,000	656
0.583%, 3/1/24 144A	265,000	251
4.142%, 7/26/24 144A	200,000	197
4.239%, 7/25/25 144A	200,000	196
Rogers Communications, Inc. 3.200%, 3/15/27 144A	690,000	639
SES SA 3.600%, 4/4/23 144A	555,000	550
Sky, Ltd. 3.750%, 9/16/24 144A	1,450,000	1,415
T-Mobile USA, Inc. 2.250%, 2/15/26	470,000	428
3.500%, 4/15/25	595,000	572
Verizon Communications, Inc. 0.850%, 11/20/25	500,000	446
1.450%, 3/20/26	650,000	584

Corporate Bonds (48.6%)	Shares/ Par +	Value $ (000’s)

Communications continued
2.625%, 8/15/26	845,000	780

Total		11,850

Consumer, Cyclical (4.6%)
7-Eleven, Inc. 0.625%, 2/10/23 144A	200,000	199
0.800%, 2/10/24 144A	325,000	309
American Airlines Pass Through Trust, Series 2017-2, Class B 3.700%, 4/15/27	209,834	189
Aptiv PLC / Aptiv Corp. 2.396%, 2/18/25	130,000	123
AutoZone, Inc. 3.125%, 4/18/24	515,000	501
3.625%, 4/15/25	235,000	227
Brunswick Corp. 0.850%, 8/18/24	685,000	633
Daimler Finance North America LLC 1.625%, 12/13/24 144A	580,000	538
1.750%, 3/10/23 144A	815,000	810
General Motors Co. 4.875%, 10/2/23	530,000	528
General Motors Financial Co., Inc. 2.900%, 2/26/25	965,000	914
Genuine Parts Co. 1.750%, 2/1/25	220,000	205
Hasbro, Inc. 3.000%, 11/19/24	1,030,000	990
Hyatt Hotels Corp. 1.300%, 10/1/23	325,000	316
Hyundai Capital America 0.800%, 1/8/24 144A	390,000	371
0.875%, 6/14/24 144A	510,000	476
1.000%, 9/17/24 144A	255,000	236
2.375%, 2/10/23 144A	865,000	863
Hyundai Motor Co. 2.125%, 4/24/25 144A	200,000	183
Lowe’s Companies, Inc. 3.350%, 4/1/27	175,000	164
4.400%, 9/8/25	660,000	650
Magallanes, Inc. 3.755%, 3/15/27 144A	1,545,000	1,391
Marriott International, Inc. 3.125%, 2/15/23	170,000	170
3.600%, 4/15/24	1,160,000	1,137
Nissan Motor Acceptance Corp. 3.875%, 9/21/23 144A	235,000	231
Nissan Motor Co., Ltd. 3.043%, 9/15/23 144A	1,100,000	1,078
Nordstrom, Inc. 2.300%, 4/8/24	85,000	79
QVC, Inc. 4.850%, 4/1/24	775,000	717
Ross Stores, Inc. 0.875%, 4/15/26	350,000	307
4.600%, 4/15/25	1,355,000	1,346

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (48.6%)	Shares/ Par +	Value $ (000’s)

Consumer, Cyclical continued
Stellantis Finance US, Inc. 1.711%, 1/29/27 144A	260,000	223
Toyota Motor Credit Corp. 3.050%, 3/22/27	325,000	303
United Airlines Pass Through Trust, Series 2019-2, Class B 3.500%, 11/1/29	128,734	111
Volkswagen Group of America Finance LLC 0.875%, 11/22/23 144A	345,000	332
3.125%, 5/12/23 144A	200,000	198
3.950%, 6/6/25 144A	390,000	377

Total		17,425

Consumer, Non-cyclical (7.5%)
AbbVie, Inc. 2.600%, 11/21/24	1,935,000	1,851
2.950%, 11/21/26	1,120,000	1,042
3.200%, 5/14/26	100,000	95
Aetna, Inc. 2.800%, 6/15/23	275,000	272
AmerisourceBergen Corp. 0.737%, 3/15/23	465,000	461
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 3.650%, 2/1/26	250,000	241
AstraZeneca Finance LLC 1.200%, 5/28/26	805,000	717
BAT International Finance PLC 1.668%, 3/25/26	475,000	421
4.448%, 3/16/28	1,010,000	935
Bayer US Finance II LLC 3.875%, 12/15/23 144A	505,000	498
Becton Dickinson and Co. 3.363%, 6/6/24	690,000	674
3.734%, 12/15/24	170,000	166
Cardinal Health, Inc. 3.079%, 6/15/24	310,000	301
3.200%, 3/15/23	395,000	394
3.500%, 11/15/24	525,000	510
Coca-Cola European Partners PLC 0.800%, 5/3/24 144A	1,335,000	1,254
Constellation Brands, Inc. 3.600%, 5/9/24	485,000	475
CSL Finance PLC 3.850%, 4/27/27 144A	200,000	191
CVS Health Corp. 2.875%, 6/1/26	265,000	247
3.000%, 8/15/26	220,000	206
Diageo Capital PLC 1.375%, 9/29/25	300,000	275
5.200%, 10/24/25	360,000	365
Elevance Health, Inc. 5.350%, 10/15/25	180,000	182
HCA, Inc. 3.125%, 3/15/27 144A	580,000	527
Health Care Service Corp. 1.500%, 6/1/25 144A	780,000	717
HPHT Finance 19, Ltd. 2.875%, 11/5/24 §	1,200,000	1,145

Corporate Bonds (48.6%)	Shares/ Par +	Value $ (000’s)

Consumer, Non-cyclical continued
Humana, Inc. 0.650%, 8/3/23	320,000	312
1.350%, 2/3/27	75,000	65
3.850%, 10/1/24	545,000	534
4.500%, 4/1/25	565,000	558
5.750%, 3/1/28	140,000	143
Imperial Brands Finance PLC 3.125%, 7/26/24 144A	1,055,000	1,009
4.250%, 7/21/25 144A	200,000	191
JDE Peet’s NV 0.800%, 9/24/24 144A	295,000	269
Mondelez International, Inc. 2.125%, 3/17/24	410,000	395
2.625%, 3/17/27	415,000	376
4.250%, 9/15/25 144A	305,000	301
Moody’s Corp. 3.750%, 3/24/25	505,000	491
PeaceHealth Obligated Group 1.375%, 11/15/25	105,000	94
PerkinElmer, Inc. 0.550%, 9/15/23	390,000	378
0.850%, 9/15/24	745,000	690
Perrigo Finance Unlimited Co. 3.900%, 12/15/24	1,570,000	1,484
Philip Morris International, Inc. 1.125%, 5/1/23	220,000	217
5.000%, 11/17/25	295,000	296
5.125%, 11/15/24	585,000	586
RELX Capital, Inc. 3.500%, 3/16/23	270,000	269
Royalty Pharma PLC 0.750%, 9/2/23	425,000	412
S&P Global, Inc. 2.450%, 3/1/27 144A	1,120,000	1,023
Shire Acquisitions Investments Ireland DAC 2.875%, 9/23/23	397,000	390
Stryker Corp. 0.600%, 12/1/23	190,000	182
Thermo Fisher Scientific, Inc. 0.797%, 10/18/23	1,050,000	1,016
Triton Container International, Ltd. 0.800%, 8/1/23 144A	780,000	753
UnitedHealth Group, Inc. 3.700%, 5/15/27	605,000	585
5.150%, 10/15/25	535,000	541
5.250%, 2/15/28	380,000	388
Viatris, Inc. 1.650%, 6/22/25	310,000	281
Zoetis, Inc. 5.400%, 11/14/25	455,000	464

Total		28,855

Diversified (0.2%)
CK Hutchison International 17 II, Ltd. 2.750%, 3/29/23 §	650,000	647

Total		647

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (48.6%)	Shares/ Par +	Value $ (000’s)

Energy (3.3%)
Aker BP ASA 3.000%, 1/15/25 144A	665,000	631
Canadian Natural Resources, Ltd. 2.050%, 7/15/25	760,000	707
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25	425,000	428
7.000%, 6/30/24	1,110,000	1,124
Devon Energy Corp. 8.250%, 8/1/23	290,000	294
Enbridge, Inc. 2.150%, 2/16/24	275,000	265
2.500%, 1/15/25	640,000	605
2.500%, 2/14/25	330,000	311
4.000%, 10/1/23	365,000	362
4.372%, (US SOFR plus 0.400%), 2/17/23	205,000	205
Energy Transfer LP 2.900%, 5/15/25	115,000	108
3.450%, 1/15/23	55,000	55
3.600%, 2/1/23	175,000	175
4.200%, 9/15/23	135,000	134
4.250%, 3/15/23	780,000	778
4.250%, 4/1/24	35,000	34
4.900%, 2/1/24	425,000	423
5.875%, 1/15/24	1,054,000	1,057
Eni SpA 4.000%, 9/12/23 144A	955,000	942
EOG Resources, Inc. 2.625%, 3/15/23	140,000	139
Equinor ASA 2.875%, 4/6/25	880,000	843
Gray Oak Pipeline LLC 2.000%, 9/15/23 144A	295,000	287
2.600%, 10/15/25 144A	205,000	186
Pioneer Natural Resources Co. 0.550%, 5/15/23	350,000	344
Plains All American Pipeline LP / PAA Finance Corp. 2.850%, 1/31/23	725,000	724
Sabine Pass Liquefaction LLC 5.625%, 3/1/25	580,000	581
5.750%, 5/15/24	530,000	530
Schlumberger Finance Canada, Ltd. 1.400%, 9/17/25	155,000	142
Williams Partners LP 4.300%, 3/4/24	145,000	143

Total		12,557

Financial (19.8%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.650%, 10/29/24	770,000	710
4.125%, 7/3/23	960,000	953
4.500%, 9/15/23	485,000	482
4.875%, 1/16/24	550,000	545
Air Lease Corp. 2.250%, 1/15/23	360,000	360
American Express Co. 2.250%, 3/4/25	975,000	920
American International Group, Inc. 2.500%, 6/30/25	433,000	408

Corporate Bonds (48.6%)	Shares/ Par +	Value $ (000’s)

Financial continued
American Tower Corp. 2.400%, 3/15/25	360,000	339
5.000%, 2/15/24	225,000	224
Athene Global Funding 1.716%, 1/7/25 144A	930,000	858
2.514%, 3/8/24 144A	1,165,000	1,116
Avolon Holdings Funding, Ltd. 2.125%, 2/21/26 144A	610,000	525
2.875%, 2/15/25 144A	435,000	402
3.950%, 7/1/24 144A	130,000	124
Banco Bilbao Vizcaya Argentaria SA 0.875%, 9/18/23	1,000,000	968
Banco del Estado de Chile 2.704%, 1/9/25 144A	260,000	245
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander Mexico 5.375%, 4/17/25 §	800,000	792
Banco Santander SA 0.701%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.450%), 6/30/24	600,000	583
3.496%, 3/24/25	600,000	578
Bank of America Corp. 0.810%, (US SOFR plus 0.740%), 10/24/24	695,000	666
0.976%, (US SOFR plus 0.690%), 4/22/25	605,000	567
1.734%, (US SOFR plus 0.960%), 7/22/27	450,000	394
1.843%, (US SOFR plus 0.670%), 2/4/25	460,000	441
3.384%, (US SOFR plus 1.330%), 4/2/26	580,000	554
3.841%, (US SOFR plus 1.110%), 4/25/25	415,000	405
Bank of Ireland Group PLC 4.500%, 11/25/23 144A	1,540,000	1,524
Bank of Montreal 3.700%, 6/7/25	775,000	752
4.250%, 9/14/24	390,000	385
The Bank of New York Mellon Corp. 4.414%, (US SOFR plus 1.345%), 7/24/26	515,000	507
Banque Federative du Credit Mutuel SA 0.650%, 2/27/24 144A	505,000	478
0.998%, 2/4/25 144A	665,000	608
Barclays PLC 1.007%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.800%), 12/10/24	555,000	528
4.338%, (ICE LIBOR USD 3 Month plus 1.356%), 5/16/24	370,000	367
5.304%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.300%), 8/9/26	385,000	382
7.325%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 3.050%), 11/2/26	390,000	404
BDO Unibank, Inc. 2.950%, 3/6/23 §	800,000	792
BPCE SA 5.700%, 10/22/23 144A	1,680,000	1,667
Brighthouse Financial Global Funding 0.600%, 6/28/23 144A	1,315,000	1,283
1.000%, 4/12/24 144A	495,000	466
Brixmor Operating Partnership LP 3.650%, 6/15/24	200,000	194

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (48.6%)	Shares/ Par +	Value $ (000’s)

Financial continued
Capital One Financial Corp. 2.636%, (US SOFR plus 1.290%), 3/3/26	585,000	548
3.200%, 1/30/23	345,000	345
3.500%, 6/15/23	245,000	244
3.900%, 1/29/24	240,000	237
4.985%, (US SOFR plus 2.160%), 7/24/26	460,000	451
The Charles Schwab Corp. 2.450%, 3/3/27	1,090,000	994
4.200%, 3/24/25	525,000	519
Citigroup, Inc. 0.981%, (US SOFR plus 0.669%), 5/1/25	500,000	468
3.106%, (US SOFR plus 2.842%), 4/8/26	650,000	615
4.140%, (US SOFR plus 1.372%), 5/24/25	555,000	544
CNO Global Funding 1.650%, 1/6/25 144A	525,000	486
1.750%, 10/7/26 144A	680,000	596
Cooperatieve Rabobank UA 3.875%, 8/22/24	355,000	349
Corebridge Financial, Inc. 3.500%, 4/4/25 144A	455,000	436
Credit Agricole SA 5.345%, (ICE LIBOR USD 3 Month plus 1.020%), 4/24/23 144A	315,000	315
Credit Suisse AG 0.495%, 2/2/24	485,000	449
1.000%, 5/5/23	860,000	840
Credit Suisse Group AG 6.373%, (US SOFR plus 3.340%), 7/15/26 144A	590,000	554
Creditcorp, Ltd. 2.750%, 6/17/25 144A	200,000	187
Crown Castle International Corp. 1.050%, 7/15/26	615,000	531
2.900%, 3/15/27	485,000	441
3.150%, 7/15/23	430,000	425
Danske Bank A/S 1.226%, 6/22/24 144A	880,000	822
3.773%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.450%), 3/28/25 144A	405,000	392
5.375%, 1/12/24 144A	455,000	451
Equitable Financial Life Global Funding 0.500%, 4/6/23 144A	1,145,000	1,133
1.100%, 11/12/24 144A	530,000	491
1.400%, 7/7/25 144A	75,000	68
Essex Portfolio LP 3.875%, 5/1/24	600,000	587
Fifth Third Bank NA 5.852%, (US SOFR plus 1.230%), 10/27/25	735,000	742
First American Financial Corp. 4.600%, 11/15/24	195,000	192
The Goldman Sachs Group, Inc. 0.657%, (US SOFR plus 0.505%), 9/10/24	335,000	322
0.673%, (US SOFR plus 0.572%), 3/8/24	335,000	331
0.925%, (US SOFR plus 0.486%), 10/21/24	315,000	302
1.757%, (US SOFR plus 0.730%), 1/24/25	565,000	541
3.500%, 4/1/25	490,000	471
4.482%, (US SOFR plus 1.725%), 8/23/28	465,000	446
5.700%, 11/1/24	230,000	233

Corporate Bonds (48.6%)	Shares/ Par +	Value $ (000’s)

Financial continued
HSBC Holdings PLC 1.162%, (US SOFR plus 0.580%), 11/22/24	420,000	400
1.645%, (US SOFR plus 1.538%), 4/18/26	910,000	821
Jackson Financial, Inc. 1.125%, 11/22/23	620,000	597
Jackson National Life Global Funding 1.750%, 1/12/25 144A	620,000	575
JPMorgan Chase & Co. 0.824%, (US SOFR plus 0.540%), 6/1/25	560,000	522
2.083%, (US SOFR plus 1.850%), 4/22/26	890,000	826
4.080%, (US SOFR plus 1.320%), 4/26/26	865,000	840
4.645%, (US SOFR plus 0.885%), 4/22/27	350,000	342
KeyBank NA 1.250%, 3/10/23	580,000	576
KeyCorp 3.878%, (US SOFR plus 1.250%), 5/23/25	115,000	113
Kilroy Realty LP 4.375%, 10/1/25	180,000	175
LeasePlan Corp. NV 2.875%, 10/24/24 144A	805,000	755
LSEGA Financing PLC 0.650%, 4/6/24 144A	765,000	718
Marsh & McLennan Cos., Inc. 3.875%, 3/15/24	345,000	340
Metropolitan Life Global Funding I 0.400%, 1/7/24 144A	430,000	410
Mitsubishi UFJ Financial Group, Inc. 0.953%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.550%), 7/19/25	985,000	915
5.063%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.550%), 9/12/25	375,000	372
Morgan Stanley 0.529%, (US SOFR plus 0.455%), 1/25/24	450,000	447
0.731%, (US SOFR plus 0.616%), 4/5/24	560,000	552
1.164%, (US SOFR plus 0.560%), 10/21/25	445,000	410
2.630%, (US SOFR plus 0.940%), 2/18/26	545,000	512
3.620%, (US SOFR plus 1.160%), 4/17/25	390,000	381
4.100%, 5/22/23	160,000	159
4.455%, (US SOFR plus 0.466%), 11/10/23	640,000	638
6.138%, (US SOFR plus 1.770%), 10/16/26	525,000	536
Nationwide Building Society 3.766%, (ICE LIBOR USD 3 Month plus 1.064%), 3/8/24 144A	260,000	259
NatWest Markets PLC 0.800%, 8/12/24 144A	390,000	361
2.375%, 5/21/23 144A	640,000	632
Park Aerospace Holdings, Ltd. 4.500%, 3/15/23 144A	525,000	524
5.500%, 2/15/24 144A	245,000	242
The PNC Financial Services Group, Inc. 5.671%, (US SOFR Index plus 1.090%), 10/28/25	715,000	723
Principal Life Global Funding II 0.750%, 4/12/24 144A	530,000	501
Public Storage 3.493%, (US SOFR plus 0.470%), 4/23/24	280,000	278
QNB Finance, Ltd. 3.500%, 3/28/24 §	880,000	860

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (48.6%)	Shares/ Par +	Value $ (000’s)

Financial continued
Santander Holdings USA, Inc. 2.490%, (US SOFR plus 1.249%), 1/6/28	410,000	352
SBA Tower Trust 1.631%, 5/15/51 144A	280,000	238
1.884%, 1/15/26 144A	160,000	141
2.836%, 1/15/50 144A	770,000	726
3.869%, 10/15/49 144A	120,000	115
6.599%, 11/15/52 144A	325,000	326
Simon Property Group LP 2.000%, 9/13/24	225,000	214
3.375%, 10/1/24	450,000	437
Standard Chartered PLC
0.991%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.780%), 1/12/25 144A	220,000	208
1.822%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.950%), 11/23/25 144A	255,000	233
3.950%, 1/11/23 144A	1,000,000	1,000
Svenska Handelsbanken AB 0.550%, 6/11/24 144A	420,000	394
1.418%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.630%), 6/11/27 144A	400,000	350
Swedbank AB 1.300%, 6/2/23 144A	505,000	496
Synchrony Financial 4.250%, 8/15/24	1,130,000	1,104
The Toronto-Dominion Bank 0.550%, 3/4/24	1,015,000	964
4.285%, 9/13/24	985,000	973
Trininty Acquisition PLC 4.625%, 8/15/23	200,000	199
Truist Financial Corp. 4.527%, (US SOFR plus 0.400%), 6/9/25	410,000	401
UBS AG 0.700%, 8/9/24 144A	280,000	261
UBS Group AG
1.008%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.830%), 7/30/24 144A	620,000	603
1.494%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.850%), 8/10/27 144A	215,000	185
4.488%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.550%), 5/12/26 144A	200,000	196
4.490%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.600%), 8/5/25 144A	565,000	555
US Bancorp 4.548%, (US SOFR plus 1.660%), 7/22/28	810,000	791
5.727%, (US SOFR plus 1.430%), 10/21/26	320,000	326
Wells Fargo & Co. 1.654%, (US SOFR plus 1.600%), 6/2/24	410,000	403
2.188%, (US SOFR plus 2.000%), 4/30/26	400,000	372
3.526%, (US SOFR plus 1.510%), 3/24/28	375,000	347
3.908%, (US SOFR plus 1.320%), 4/25/26	610,000	593
4.540%, (US SOFR plus 1.560%), 8/15/26	590,000	578
The Western Union Co. 2.850%, 1/10/25	1,130,000	1,076

Corporate Bonds (48.6%)	Shares/ Par +	Value $ (000’s)

Financial continued
WP Carey, Inc. 4.600%, 4/1/24	805,000	797

Total		75,860

Industrial (2.1%)
Amcor Flexibles North America, Inc. 4.000%, 5/17/25	405,000	394
Amphenol Corp. 2.050%, 3/1/25	405,000	381
Canadian Pacific Railway Co. 1.350%, 12/2/24	725,000	676
1.750%, 12/2/26	315,000	281
Carrier Global Corp. 2.242%, 2/15/25	117,000	110
DAE Funding LLC 1.550%, 8/1/24 144A	265,000	246
Deere & Co. 2.750%, 4/15/25	195,000	187
GATX Corp. 3.900%, 3/30/23	360,000	358
4.350%, 2/15/24	772,000	761
Kansas City Southern 3.000%, 5/15/23	565,000	560
Martin Marietta Materials, Inc. 0.650%, 7/15/23	475,000	463
Otis Worldwide Corp. 2.056%, 4/5/25	485,000	454
Parker Hannifin Corp. 3.650%, 6/15/24	875,000	856
Penske Truck Leasing Co. LP / PTL Finance Corp. 3.450%, 7/1/24 144A	200,000	193
3.900%, 2/1/24 144A	440,000	431
Republic Services, Inc. 0.875%, 11/15/25	120,000	107
2.500%, 8/15/24	495,000	474
SMBC Aviation Capital Finance DAC 3.550%, 4/15/24 144A	400,000	387
4.125%, 7/15/23 144A	200,000	198
Sydney Airport Finance Co. Pty, Ltd. 3.900%, 3/22/23 144A	643,000	641

Total		8,158

Technology (3.1%)
Analog Devices, Inc. 3.839%, (US SOFR plus 0.250%), 10/1/24	170,000	168
CDW LLC / CDW Finance Corp. 5.500%, 12/1/24	180,000	180
Fidelity National Information Services, Inc. 0.375%, 3/1/23	650,000	645
0.600%, 3/1/24	310,000	293
4.500%, 7/15/25	305,000	299
Fiserv, Inc. 2.750%, 7/1/24	800,000	773
3.800%, 10/1/23	470,000	465
Fortinet, Inc. 1.000%, 3/15/26	380,000	333
HCL America, Inc. 1.375%, 3/10/26 144A	1,000,000	884

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (48.6%)	Shares/ Par +	Value $ (000’s)

Technology continued
Marvell Technology, Inc. 4.200%, 6/22/23	590,000	587
Microchip Technology, Inc. 0.972%, 2/15/24	685,000	650
0.983%, 9/1/24	560,000	518
2.670%, 9/1/23	640,000	628
NXP BV / NXP Funding LLC 4.875%, 3/1/24	520,000	516
NXP BV / NXP Funding LLC / NXP USA, Inc. 2.700%, 5/1/25	445,000	419
3.875%, 6/18/26	305,000	290
4.400%, 6/1/27	80,000	77
Oracle Corp. 2.400%, 9/15/23	745,000	730
2.500%, 4/1/25	1,250,000	1,179
Qorvo, Inc. 1.750%, 12/15/24 144A	275,000	253
Roper Technologies, Inc. 1.000%, 9/15/25	115,000	103
2.350%, 9/15/24	165,000	157
3.650%, 9/15/23	125,000	124
Skyworks Solutions, Inc. 0.900%, 6/1/23	175,000	171
Take-Two Interactive Software, Inc. 3.300%, 3/28/24	480,000	469
3.550%, 4/14/25	160,000	154
VMware, Inc. 0.600%, 8/15/23	385,000	375
Workday, Inc. 3.500%, 4/1/27	265,000	248

Total		11,688

Utilities (3.3%)
The AES Corp. 3.300%, 7/15/25 144A	365,000	344
Alexander Funding Trust 1.841%, 11/15/23 144A	530,000	508
APT Pipelines, Ltd. 4.200%, 3/23/25 144A	1,165,000	1,125
DTE Energy Co. 4.220%, 11/1/24	550,000	541
Edison International 2.950%, 3/15/23	310,000	309
Enel Finance International NV 1.375%, 7/12/26 144A	645,000	556
2.650%, 9/10/24 144A	1,000,000	957
6.800%, 10/14/25 144A	200,000	205
Korea Electric Power Corp. 5.375%, 4/6/26 144A	1,000,000	1,008
Korea Hydro & Nuclear Power Co., Ltd. 1.250%, 4/27/26 144A	795,000	701
4.250%, 7/27/27 144A	220,000	211
NextEra Energy Capital Holdings, Inc. 1.875%, 1/15/27	685,000	606
4.450%, 6/20/25	540,000	533
NRG Energy, Inc. 3.750%, 6/15/24 144A	270,000	260
Pacific Gas & Electric Co. 3.500%, 6/15/25	555,000	524

Corporate Bonds (48.6%)	Shares/ Par +	Value $ (000’s)

Utilities continued
Saudi Electricity Global Sukuk Co. 2 3.473%, 4/8/23 §	800,000	792
Sempra Energy 3.300%, 4/1/25	385,000	369
Southern California Gas Co. 2.950%, 4/15/27	410,000	378
Vistra Operations Co. LLC 3.550%, 7/15/24 144A	2,390,000	2,292
5.125%, 5/13/25 144A	610,000	596

Total		12,815

Total Corporate Bonds
(Cost: $194,317)		185,866

Governments (18.3%)

Governments (18.3%)
US Treasury 1.750%, 3/15/25 b	14,570,000	13,768
2.750%, 5/15/25	17,985,000	17,343
3.250%, 8/31/24	910,000	891
4.375%, 10/31/24	20,960,000	20,900
4.500%, 11/30/24	7,615,000	7,615
4.500%, 11/15/25	9,435,000	9,492

Total		70,009

Total Governments
(Cost: $71,282)		70,009

Municipal Bonds (0.1%)

Municipal Bonds (0.1%)
Golden State Tobacco Securitization Corp. 1.711%, 6/1/24 RB	435,000	414
Long Island Power Authority 0.764%, 3/1/23 RB	160,000	159

Total Municipal Bonds
(Cost: $595)		573

Structured Products (31.8%)

Asset Backed Securities (14.3%)
AmeriCredit Automobile Receivables Trust, Series 2019-3, Class B 2.130%, 7/18/25	23,993	24
AmeriCredit Automobile Receivables Trust, Series 2020-1, Class C 1.590%, 10/20/25	320,000	310
AmeriCredit Automobile Receivables Trust, Series 2020-1, Class D 1.800%, 12/18/25	315,000	297
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class C 1.060%, 8/18/26	245,000	230
AmeriCredit Automobile Receivables Trust, Series 2021-1, Class C 0.890%, 10/19/26	430,000	396
AmeriCredit Automobile Receivables Trust, Series 2021-1, Class D 1.210%, 12/18/26	270,000	242
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D 1.290%, 6/18/27	575,000	510

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (31.8%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Applebee’s Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2I 4.194%, 6/7/49 144A	1,138,500	1,119
Arbor Realty Collateralized Loan Obligation, Ltd., Series 2021-FL4, Class A 5.668%, (ICE LIBOR USD 1 Month plus 1.350%), 11/15/36 144A	465,000	448
Arbor Realty Commercial Real Estate Notes, Series 2021-FL3, Class A 5.388%, (ICE LIBOR USD 1 Month plus 1.070%), 8/15/34 144A	640,000	606
ARI Fleet Lease Trust, Series 2020-A, Class B 2.060%, 11/15/28 144A	345,000	343
Avis Budget Rental Car Funding AESOP LLC, Series 2017-2A, Class A 2.970%, 3/20/24 144A	212,500	212
Avis Budget Rental Car Funding AESOP LLC, Series 2017-2A, Class B 3.330%, 3/20/24 144A	217,500	217
Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class C 4.950%, 3/20/25 144A	195,000	190
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A 3.350%, 9/22/25 144A	340,000	329
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class A 2.330%, 8/20/26 144A	250,000	231
Babson CLO, Ltd., Series 2017-IA, Class AR 5.043%, (ICE LIBOR USD 3 Month plus 0.800%), 1/20/28 144A	480,619	477
Blackbird Capital Aircraft, Series 2016-1A, Class A4 2.487%, 12/16/41 144A ∑	199,026	181
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A 3.280%, 9/26/33 144A	114,220	107
BSPRT Issuer, Ltd., Series 2022-FL8, Class A 5.307%, (US 30 Day Average SOFR plus 1.500%), 2/15/37 144A	815,000	787
CarMax Auto Owner Trust, Series 2019-2, Class B 3.010%, 12/16/24	455,000	451
CarMax Auto Owner Trust, Series 2019-4, Class A4 2.130%, 7/15/25	345,000	336
CarMax Auto Owner Trust, Series 2020-1, Class B 2.210%, 9/15/25	430,000	415
CarMax Auto Owner Trust, Series 2020-1, Class C 2.340%, 11/17/25	190,000	183
CarMax Auto Owner Trust, Series 2020-4, Class D 1.750%, 4/15/27	300,000	274
Cedar Funding, Ltd., Series 2021-14A, Class A 5.179%, (ICE LIBOR USD 3 Month plus 1.100%), 7/15/33 144A	695,000	681

Structured Products (31.8%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
CIFC Funding, Ltd., Series 2014-2RA, Class A1 5.375%, (ICE LIBOR USD 3 Month plus 1.050%), 4/24/30 144A	907,860	896
CIFC Funding, Ltd., Series 2021-4A, Class A 5.129%, (ICE LIBOR USD 3 Month plus 1.050%), 7/15/33 144A	905,000	887
CNH Equipment Trust, Series 2020-A, Class A4 1.510%, 4/15/27	260,000	247
Daimler Trucks Retail Trust, Series 2020-1, Class A4 1.370%, 6/15/27	772,163	769
Drive Auto Receivables Trust, Series 2020-1, Class C 2.360%, 3/16/26	43,038	43
Drive Auto Receivables Trust, Series 2021-2, Class D 1.390%, 3/15/29	445,000	410
Dryden Senior Loan Fund, Series 2020-86A, Class A1R 5.179%, (ICE LIBOR USD 3 Month plus 1.100%), 7/17/34 144A	610,000	591
Elara HGV Timeshare Issuer, Series 2017-A, Class A 2.690%, 3/25/30 144A	34,806	33
Elara HGV Timeshare Issuer, Series 2019-A, Class A 2.610%, 1/25/34 144A	93,069	86
Enterprise Fleet Financing LLC, Series 2019-3, Class A2 2.060%, 5/20/25 144A	10,071	10
Exeter Automobile Receivables Trust, Series 2021-2A, Class C 0.980%, 6/15/26	265,000	255
Exeter Automobile Receivables Trust, Series 2021-3A, Class D 1.550%, 6/15/27	335,000	304
Exeter Automobile Receivables Trust, Series 2022-1A, Class D 3.020%, 6/15/28	730,000	659
Exeter Automobile Receivables Trust, Series 2022-2A, Class C 3.850%, 7/17/28	655,000	625
Exeter Automobile Receivables Trust, Series 2022-3A, Class C 5.300%, 9/15/27	190,000	186
Exeter Automobile Receivables Trust, Series 2022-4A, Class D 5.980%, 12/15/28	305,000	289
Exeter Automobile Receivables Trust, Series 2022-5A, Class C 6.510%, 12/15/27	965,000	970
Exeter Automobile Receivables Trust, Series 2022-6A, Class A3 5.700%, 8/17/26	100,000	100
FirstKey Homes Trust, Series 2020-SFR1, Class D 2.241%, 8/17/37 144A	1,080,000	961

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Ford Credit Auto Owner Trust, Series 2020-2, Class C 1.740%, 4/15/33 144A	310,000	268
Ford Credit Auto Owner Trust, Series 2022-A, Class C 4.180%, 10/15/25	1,020,000	988
Ford Credit Floorplan Master Owner Trust, Series 2020-1, Class C 1.420%, 9/15/25	440,000	422
GM Financial Automobile Leasing Trust, Series 2020-2, Class C 2.560%, 7/22/24	265,000	265
GM Financial Automobile Leasing Trust, Series 2022-3, Class C 5.130%, 8/20/26	585,000	571
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A3 1.490%, 12/16/24	45,694	45
GM Financial Consumer Automobile Receivables Trust, Series 2020-4, Class C 1.050%, 5/18/26	225,000	207
Hardee’s Funding LLC, Series 2018-1A, Class A21I 4.959%, 6/20/48 144A	301,613	283
Hilton Grand Vacations Trust, Series 2017-AA, Class A 2.660%, 12/26/28 144A	318,016	313
Hilton Grand Vacations Trust, Series 2017-AA, Class B 2.960%, (EXE), 12/26/28 144A	69,396	68
Hilton Grand Vacations Trust, Series 2020-AA, Class A 2.740%, 2/25/39 144A	257,600	242
Home Partners of America Trust, Series 2022-1, Class A 3.930%, 4/17/39 144A	394,370	370
Hyundai Auto Receivables Trust, Series 2019-A, Class B 2.940%, 5/15/25	325,000	324
Hyundai Auto Receivables Trust, Series 2020-A, Class A3 1.410%, 11/15/24	135,673	134
JPMorgan Chase Bank NA, Series 2021-2, Class D 1.138%, 12/26/28 144A	176,720	168
KKR Financial CLO, Ltd., Series 2018-13, Class A1R 4.879%, (ICE LIBOR USD 3 Month plus 0.800%), 1/16/28 144A	194,531	193
KKR Financial CLO, Ltd., Series 2021-29A, Class A 5.279%, (ICE LIBOR USD 3 Month plus 1.200%), 1/15/32 144A	1,000,000	982
Kubota Credit Owner Trust, Series 2020-1A, Class A3 1.960%, 3/15/24 144A	49,452	49
Madison Park Funding, Ltd., Series 2017-23A, Class AR 5.328%, (ICE LIBOR USD 3 Month plus 0.970%), 7/27/31 144A	715,000	704

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Madison Park Funding, Ltd., Series 2017-23A, Class BR 5.908%, (ICE LIBOR USD 3 Month plus 1.550%), 7/27/31 144A	460,000	446
Madison Park Funding, Ltd., Series 2019-37A, Class AR 5.149%, (ICE LIBOR USD 3 Month plus 1.070%), 7/15/33 144A	450,000	439
Madison Park Funding, Ltd., Series 2022-33A, Class AR 5.154%, (US SOFR 3 Month plus 1.290%), 10/15/32 144A	1,025,000	1,011
Magnetite CLO, Ltd., Series 2020-25A, Class A 5.558%, (ICE LIBOR USD 3 Month plus 1.200%), 1/25/32 144A	655,000	646
Magnetite XVI, Ltd., Series 2015-16A, Class AR 4.994%, (ICE LIBOR USD 3 Month plus 0.800%), 1/18/28 144A	714,279	709
MetLife Securitization Trust, Series 2017-1A, Class A 3.000%, (AFC), 4/25/55 144A	83,356	78
MF1, Series 2021-FL7, Class A 5.419%, (ICE LIBOR USD 1 Month plus 1.080%), 10/16/36 144A	465,000	445
Mill City Mortgage Loan Trust, Series 2017-2, Class A1 2.750%, (AFC), 7/25/59 144A	39,472	39
MVW Owner Trust, Series 2017-1A, Class A 2.420%, 12/20/34 144A	121,178	118
MVW Owner Trust, Series 2017-1A, Class B 2.750%, 12/20/34 144A	12,756	12
MVW Owner Trust, Series 2017-1A, Class C 2.990%, 12/20/34 144A	14,031	13
MVW Owner Trust, Series 2019-2A, Class A 2.440%, 10/20/38 144A	72,928	68
MVW Owner Trust, Series 2020-1A, Class A 1.740%, 10/20/37 144A	121,719	111
MVW Owner Trust, Series 2020-1A, Class B 2.730%, 10/20/37 144A	166,156	153
MVW Owner Trust, Series 2021-1WA, Class C 1.940%, 1/22/41 144A	105,073	94
Navient Private Education Refi Loan Trust, Series 2019-A, Class A2A 3.420%, 1/15/43 144A	195,731	187
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2A 3.010%, 12/15/59 144A	211,148	192
Navient Private Education Refi Loan Trust, Series 2019-EA, Class A2A 2.640%, 5/15/68 144A	310,917	293
Navient Private Education Refi Loan Trust, Series 2020-A, Class A2A 2.460%, 11/15/68 144A	290,244	265
Navient Private Education Refi Loan Trust, Series 2020-CA, Class A2A 2.150%, 11/15/68 144A	1,053,559	956
Navient Private Education Refi Loan Trust, Series 2020-DA, Class A 1.690%, 5/15/69 144A	195,695	176

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Navient Private Education Refi Loan Trust, Series 2020-GA, Class A 1.170%, 9/16/69 144A	122,709	109
Navient Private Education Refi Loan Trust, Series 2022-A, Class A 2.230%, 7/15/70 144A	857,156	744
Navient Student Loan Trust, Series 2019-GA, Class A 2.400%, 10/15/68 144A	444,054	407
Navient Student Loan Trust, Series 2020-HA, Class A 1.310%, 1/15/69 144A	66,871	60
Navient Student Loan Trust, Series 2021-BA, Class A 0.940%, 7/15/69 144A	362,703	306
Navient Student Loan Trust, Series 2021-EA, Class A 0.970%, 12/16/69 144A	215,575	181
Nelnet Student Loan Trust, Series 2020-1A, Class A 5.129%, (ICE LIBOR USD 1 Month plus 0.740%), 3/26/68 144A	112,953	110
Nelnet Student Loan Trust, Series 2021-CA, Class AFX 1.320%, 4/20/62 144A	732,005	650
Nelnet Student Loan Trust, Series 2021-DA, Class AFX 1.630%, 4/20/62 144A	253,671	229
Neuberger Berman CLO, Ltd., Series 2017-26A, Class BR 5.594%, (ICE LIBOR USD 3 Month plus 1.400%), 10/18/30 144A	500,000	481
Neuberger Berman CLO, Ltd., Series 2019-32A, Class AR 5.217%, (ICE LIBOR USD 3 Month plus 0.990%), 1/20/32 144A	955,000	934
Neuberger Berman CLO, Ltd., Series 2021-40A, Class A 5.139%, (ICE LIBOR USD 3 Month plus 1.060%), 4/16/33 144A	270,000	266
Nissan Auto Receivables Owner Trust, Series 2020-A, Class A3 1.380%, 12/16/24	69,576	69
OCP CLO, Ltd., Series 2017-13A, Class A2R 5.629%, (ICE LIBOR USD 3 Month plus 1.550%), 7/15/30 144A	760,000	734
Octane Receivables Trust, Series 2021-2A, Class A 1.210%, 9/20/28 144A	230,550	219
Octane Receivables Trust, Series 2022-1A, Class B 4.900%, 5/22/28 144A	395,000	380
Palmer Square CLO, Ltd., Series 2020-3A, Class A1AR 5.686%, (ICE LIBOR USD 3 Month plus 1.080%), 11/15/31 144A	1,285,000	1,261
Planet Fitness Master Issuer LLC, Series 2018-A1, Class A2II 4.666%, 9/5/48 144A	813,875	762

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Progress Residential Trust, Series 2020-SFR2, Class A 2.078%, 6/18/37 144A	154,809	142
Progress Residential Trust, Series 2022-SFR6, Class A 4.451%, 7/20/39 144A	525,000	495
Santander Bank Auto Credit-Linked Notes, Series 2021-1A, Class B 1.833%, 12/15/31 144A	131,449	126
Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class C 5.916%, 8/16/32 144A	260,710	259
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class B 6.451%, 12/15/32 144A	960,000	960
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class C 1.290%, 4/15/26 144A	650,000	627
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class D 1.570%, 1/15/27 144A	450,000	407
Santander Drive Auto Receivables Trust, Series 2020-3, Class D 1.640%, 11/16/26	330,000	316
Santander Drive Auto Receivables Trust, Series 2020-4, Class C 1.010%, 1/15/26	250,850	248
Santander Drive Auto Receivables Trust, Series 2021-3, Class D 1.330%, 9/15/27	560,000	519
Santander Drive Auto Receivables Trust, Series 2021-4, Class D 1.670%, 10/15/27	450,000	414
Santander Drive Auto Receivables Trust, Series 2022-1, Class C 2.560%, 4/17/28	885,000	846
Santander Drive Auto Receivables Trust, Series 2022-4, Class C 5.000%, 11/15/29	990,000	947
Santander Retail Auto Lease Trust, Series 2020-A, Class D 2.520%, 11/20/24 144A	320,000	316
Santander Retail Auto Lease Trust, Series 2021-A, Class C 1.140%, 3/20/26 144A	1,030,000	971
Santander Retail Auto Lease Trust, Series 2021-B, Class D 1.410%, 11/20/25 144A	440,000	411
Santander Retail Auto Lease Trust, Series 2021-C, Class C 1.110%, 3/20/26 144A	365,000	338
Santander Retail Auto Lease Trust, Series 2022-B, Class B 3.850%, 3/22/27 144A	150,000	144
Sierra Receivables Funding Co. LLC, Series 2019-1A, Class A 3.200%, 1/20/36 144A	45,653	44
Sierra Receivables Funding Co. LLC, Series 2019-2A, Class A 2.590%, 5/20/36 144A	153,087	148

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Sierra Receivables Funding Co. LLC, Series 2019-3A, Class A 2.340%, 8/20/36 144A	364,562	345
Sierra Receivables Funding Co. LLC, Series 2020-2A, Class C 3.510%, 7/20/37 144A	85,634	81
SMB Private Education Loan Trust, Series 2014-A, Class A3 5.818%, (ICE LIBOR USD 1 Month plus 1.500%), 4/15/32 144A	282,390	281
SMB Private Education Loan Trust, Series 2016-C, Class A2B 5.418%, (ICE LIBOR USD 1 Month plus 1.100%), 9/15/34 144A	176,903	176
SMB Private Education Loan Trust, Series 2018-B, Class A2A 3.600%, 1/15/37 144A	131,214	126
SMB Private Education Loan Trust, Series 2018-B, Class A2B 5.038%, (ICE LIBOR USD 1 Month plus 0.720%), 1/15/37 144A	313,975	307
SMB Private Education Loan Trust, Series 2020-BA, Class A1A 1.290%, 7/15/53 144A	129,960	115
SMB Private Education Loan Trust, Series 2020-PTB, Class A2A 1.600%, 9/15/54 144A	940,522	831
SMB Private Education Loan Trust, Series 2021-B, Class A 1.310%, 7/17/51 144A	646,238	577
Symphony CLO I, Ltd., Series 2021-1A, Class B 5.808%, (ICE LIBOR USD 3 Month plus 1.450%), 10/25/29 144A	815,000	787
Symphony CLO XXIII, Ltd., Series 2021-23A, Class AR 5.099%, (ICE LIBOR USD 3 Month plus 1.020%), 1/15/34 144A	1,045,000	1,021
Symphony CLO XXVI, Ltd., Series 2021-26A, Class AR 5.323%, (ICE LIBOR USD 3 Month plus 1.080%), 4/20/33 144A	285,000	277
Towd Point Mortgage Trust, Series 2015-1, Class A1 3.000%, (AFC), 1/25/58 144A	55,935	54
Towd Point Mortgage Trust, Series 2017-1, Class A1 2.750%, (AFC), 10/25/56 144A	34,075	34
Towd Point Mortgage Trust, Series 2017-2, Class A1 2.750%, (AFC), 4/25/57 144A	21,914	22
Towd Point Mortgage Trust, Series 2017-3, Class A1 2.750%, (AFC), 7/25/57 144A	84,839	83
Towd Point Mortgage Trust, Series 2017-6, Class A1 2.750%, (AFC), 10/25/57 144A	264,262	252
Towd Point Mortgage Trust, Series 2018-2, Class A1 3.250%, (AFC), 3/25/58 144A	366,876	351

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Towd Point Mortgage Trust, Series 2018-5, Class A1A 3.250%, (AFC), 8/25/58 144A	224,769	216
World Omni Auto Receivables Trust, Series 2019-C, Class C 2.400%, 6/15/26	380,000	371
World Omni Auto Receivables Trust, Series 2020-A, Class C 1.640%, 8/17/26	225,000	214
World Omni Auto Receivables Trust, Series 2022-A, Class C 2.550%, 9/15/28	325,000	303
World Omni Select Auto Trust, Series 2020-A, Class B 0.840%, 6/15/26	270,000	261
World Omni Select Auto Trust, Series 2020-A, Class C 1.250%, 10/15/26	310,000	292

Total		54,921

Mortgage Securities (17.5%)
Angel Oak Mortgage Trust, Series 2019-4, Class A 3.301%, (AFC), 7/26/49 144A	12,110	12
Angel Oak Mortgage Trust, Series 2020-3, Class A3 2.872%, (AFC), 4/25/65 144A	59,316	53
Angel Oak Mortgage Trust, Series 2020-5, Class A2 1.579%, (AFC), 5/25/65 144A	80,343	72
Angel Oak Mortgage Trust, Series 2021-1, Class A1 0.909%, (AFC), 1/25/66 144A	338,864	277
Angel Oak Mortgage Trust, Series 2021-1, Class A2 1.115%, (AFC), 1/25/66 144A	99,136	80
Angel Oak Mortgage Trust, Series 2021-2, Class A1 0.985%, (AFC), 4/25/66 144A	286,085	235
Angel Oak Mortgage Trust, Series 2021-2, Class A2 1.190%, (AFC), 4/25/66 144A	90,227	72
Angel Oak Mortgage Trust, Series 2021-3, Class A1 1.068%, (AFC), 5/25/66 144A	227,286	187
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class A 5.168%, (ICE LIBOR USD 1 Month plus 0.850%), 9/15/34 144A	935,000	917
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class C 6.318%, (ICE LIBOR USD 1 Month plus 2.000%), 9/15/38 144A	435,000	396
BANK, Series 2019-BNK24, Class A1 2.056%, 11/15/62	78,839	77
Barclays Mortgage Loan Trust, Series 2021- NQM1, Class A1 1.747%, (AFC), 9/25/51 144A	577,900	491

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Bayview MSR Opportunity Master Fund Trust, Series 2021-2, Class A5 2.500%, (AFC), 6/25/51 144A	474,834	409
Bayview MSR Opportunity Master Fund Trust, Series 2021-5, Class A5 2.500%, (AFC), 11/25/51 144A	357,379	307
Bayview MSR Opportunity Master Fund Trust, Series 2022-1, Class A5 2.500%, (AFC), 12/25/51 144A	449,332	384
BCP Trust, Series 2021-330N, Class A 5.117%, (ICE LIBOR USD 1 Month plus 0.799%), 6/15/38 144A	290,000	271
BIG Commercial Mortgage Trust, Series 2022-BIG, Class C 6.676%, (US SOFR 1 Month plus 2.340%), 2/15/39 144A	225,000	211
BINOM Securitization Trust, Series 2021-INV1, Class A3 2.625%, (AFC), 6/25/56 144A	200,443	174
BPR Trust, Series 2021-TY, Class B 5.468%, (ICE LIBOR USD 1 Month plus 1.150%), 9/25/38 144A	450,000	420
BRAVO Residential Funding Trust, Series 2021-NQM3, Class A1 1.699%, (AFC), 4/25/60 144A	323,003	289
BSREP Commercial Mortgage Trust, Series 2021-DC, Class D 6.218%, (ICE LIBOR USD 1 Month plus 1.900%), 8/15/38 144A	200,000	172
BX Commercial Mortgage Trust, Series 2019-XL, Class A 5.370%, (US SOFR 1 Month plus 1.035%), 10/15/36 144A	255,904	253
BX Commercial Mortgage Trust, Series 2019-XL, Class B 5.530%, (US SOFR 1 Month plus 1.195%), 10/15/36 144A	318,750	313
BX Commercial Mortgage Trust, Series 2021-CIP, Class A 5.239%, (ICE LIBOR USD 1 Month plus 0.921%), 12/15/38 144A	1,000,000	965
BX Commercial Mortgage Trust, Series 2021-SOAR, Class D 5.718%, (ICE LIBOR USD 1 Month plus 1.400%), 6/15/38 144A	372,181	351
BX Commercial Mortgage Trust, Series 2022-CSMO, Class B 7.476%, (US SOFR 1 Month plus 3.141%), 6/15/27 144A	570,000	565
BX Trust, Series 2018-GW, Class A 5.118%, (ICE LIBOR USD 1 Month plus 0.800%), 5/15/35 144A	1,095,000	1,067
BX Trust, Series 2021-ARIA, Class C 5.964%, (ICE LIBOR USD 1 Month plus 1.646%), 10/15/36 144A	330,000	307
BX Trust, Series 2021-VIEW, Class A 5.598%, (ICE LIBOR USD 1 Month plus 1.280%), 6/15/36 144A	255,000	243

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
CGDB Commercial Mortgage Trust, Series 2019-MOB, Class D 5.968%, (ICE LIBOR USD 1 Month plus 1.650%), 11/15/36 144A	660,000	630
CIM Trust, Series 2020-INV1, Class A2 2.500%, (AFC), 4/25/50 144A	299,876	248
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class B 3.518%, (CSTR), 5/10/35 144A	435,000	403
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class C 3.518%, (CSTR), 5/10/35 144A	255,000	235
Citigroup Mortgage Loan Trust, Series 2020-EXP2, Class A3 2.500%, 8/25/50 144A	303,262	247
Citigroup Mortgage Loan Trust, Series 2020-EXP2, Class A4 2.500%, (AFC), 8/25/50 144A	421,197	342
Cold Storage Trust, Series 2020-ICE5, Class B 5.618%, (ICE LIBOR USD 1 Month plus 1.300%), 11/15/37 144A	953,501	923
COLT Mortgage Loan Trust, Series 2020-3, Class A1 1.506%, (AFC), 4/27/65 144A	35,709	33
COLT Mortgage Loan Trust, Series 2021-1, Class A2 1.167%, (AFC), 6/25/66 144A	271,677	216
COLT Mortgage Loan Trust, Series 2021-3, Class A3 1.419%, (AFC), 9/27/66 144A	214,125	167
COMM Mortgage Trust, Series 2013-300P, Class A1 4.353%, 8/10/30 144A	275,000	266
COMM Mortgage Trust, Series 2014-CR15, Class B 4.623%, (CSTR), 2/10/47	435,000	421
COMM Mortgage Trust, Series 2014-CR19, Class AM 4.080%, 8/10/47	495,000	474
COMM Mortgage Trust, Series 2014-CR19, Class D 4.697%, (CSTR), 8/10/47 144A	185,000	166
COMM Mortgage Trust, Series 2014-UBS2, Class B 4.701%, 3/10/47	480,000	463
COMM Mortgage Trust, Series 2014-UBS5, Class A4 3.838%, 9/10/47	630,000	608
COMM Mortgage Trust, Series 2015-CR22, Class B 3.926%, (AFC), 3/10/48	235,000	217
COMM Mortgage Trust, Series 2015-CR22, Class C 4.070%, (CSTR), 3/10/48	440,000	400
COMM Mortgage Trust, Series 2015-LC23, Class A2 3.221%, 10/10/48	108,890	108
Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M1 4.928%, (US 30 Day Average SOFR plus 1.000%), 12/25/41 144A	302,287	298

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Connecticut Avenue Securities Trust, Series 2022-R03, Class 1M1 6.028%, (US 30 Day Average SOFR plus 2.100%), 3/25/42 144A	464,874	462
Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M1 5.928%, (US 30 Day Average SOFR plus 2.000%), 3/25/42 144A	300,437	299
Connecticut Avenue Securities Trust, Series 2022-R07, Class 1M1 6.894%, (US 30 Day Average SOFR plus 2.950%), 6/25/42 144A	411,016	415
Connecticut Avenue Securities Trust, Series 2022-R08, Class 1M1 6.478%, (US 30 Day Average SOFR plus 2.550%), 7/25/42 144A	218,147	219
Credit Suisse Mortgage Trust, Series 2019-ICE4, Class C 5.748%, (ICE LIBOR USD 1 Month plus 1.430%), 5/15/36 144A	515,000	505
Credit Suisse Mortgage Trust, Series 2019-ICE4, Class D 5.918%, (ICE LIBOR USD 1 Month plus 1.600%), 5/15/36 144A	405,000	397
Credit Suisse Mortgage Trust, Series 2020-NET, Class A 2.256%, 8/15/37 144A	200,350	179
Credit Suisse Mortgage Trust, Series 2020-NET, Class D 3.704%, (CSTR), 8/15/37 144A	445,000	392
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4 3.718%, 8/15/48	305,000	290
CSAIL Commercial Mortgage Trust, Series 2019-C16, Class A1 2.360%, 6/15/52	112,478	109
Deephaven Residential Mortgage Trust, Series 2021-1, Class A3 1.128%, (AFC), 5/25/65 144A	79,684	69
Deephaven Residential Mortgage Trust, Series 2021-2, Class A1 0.899%, (AFC), 4/25/66 144A	117,343	99
Deephaven Residential Mortgage Trust, Series 2021-2, Class A3 1.260%, (AFC), 4/25/66 144A	131,653	105
Eagle RE, Ltd., Series 2021-2, Class M1A 5.478%, (US 30 Day Average SOFR plus 1.550%), 4/25/34 144A	241,792	240
Ellington Financial Mortgage Trust, Series 2019-2, Class A3 3.046%, (AFC), 11/25/59 144A	54,764	51
Ellington Financial Mortgage Trust, Series 2021-1, Class A1 0.797%, (AFC), 2/25/66 144A	76,324	62
Ellington Financial Mortgage Trust, Series 2021-1, Class A3 1.106%, (AFC), 2/25/66 144A	63,293	50
Ellington Financial Mortgage Trust, Series 2021-2, Class A1 0.931%, (AFC), 6/25/66 144A	564,824	434

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Ellington Financial Mortgage Trust, Series 2021-2, Class A3 1.291%, (AFC), 6/25/66 144A	166,880	126
Ellington Financial Mortgage Trust, Series 2021-3, Class A1 1.241%, (AFC), 9/25/66 144A	229,038	183
Ellington Financial Mortgage Trust, Series 2021-3, Class A3 1.550%, (AFC), 9/25/66 144A	171,778	130
Extended Stay America Trust, Series 2021-ESH, Class A 5.398%, (ICE LIBOR USD 1 Month plus 1.080%), 7/15/38 144A	341,667	332
Extended Stay America Trust, Series 2021-ESH, Class C 6.018%, (ICE LIBOR USD 1 Month plus 1.700%), 7/15/38 144A	468,572	450
Federal Home Loan Bank 2.500%, 1/1/52	592,594	505
4.000%, 12/1/49	93,740	89
4.500%, 5/1/50	56,021	55
Federal Home Loan Mortgage Corp. 3.000%, 11/1/34	37,697	35
3.500%, 3/1/46	34,478	32
3.500%, 12/1/47	305,618	284
4.000%, 10/1/52	929,143	872
5.000%, 12/1/41	119,739	120
6.000%, 9/1/34	1,133	1
6.000%, 2/1/35	21,790	23
6.000%, 9/1/35	7,059	7
7.000%, 3/1/39	44,581	46
7.500%, 6/1/38	41,582	43
Federal Home Loan Mortgage Corp., Series 2014-DNA3, Class M1 8.389%, (ICE LIBOR USD 1 Month plus 4.000%), 8/25/24	56,132	56
Federal Home Loan Mortgage Corp., Series 2017-SC02, Class M1 3.857%, (CSTR), 5/25/47 144A	23,343	23
Federal Home Loan Mortgage Corp., Series 3713, Class PA 2.000%, 2/15/40	62,526	60
Federal Home Loan Mortgage Corp., Series 4092, Class CL 1.250%, 6/15/27	199,732	190
Federal National Mortgage Association 2.000%, 10/1/50	223,249	183
2.500%, 1/1/52	560,550	475
3.000%, 4/1/24	18,766	19
3.000%, 9/1/28	169,969	163
3.000%, 12/1/34	88,091	83
3.000%, 3/1/35	37,126	35
3.000%, 6/1/52	1,177,458	1,033
3.500%, 5/1/27	170,545	167
3.500%, 4/1/46	206,860	192
3.500%, 2/1/48	363,755	337
3.500%, 1/1/52	140,190	128
4.000%, 1/1/47	57,896	55
4.000%, 2/1/49	12,408	12
4.000%, 11/1/49	33,174	31
4.000%, 12/1/49	11,668	11

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
4.500%, 5/1/40	45,202	45
4.500%, 9/1/40	40,166	40
4.500%, 5/1/41	78,426	78
4.500%, 8/1/48	23,312	23
4.500%, 9/1/48	22,317	22
4.500%, 10/1/48	154,125	151
4.500%, 11/1/48	31,995	31
4.500%, 12/1/48	165,746	162
4.500%, 5/1/49	96,608	95
4.500%, 1/1/50	18,460	18
4.500%, 7/1/52	778,458	749
4.500%, 8/1/52	778,997	750
5.000%, 10/1/33	69,846	71
5.000%, 6/1/40	40,092	41
5.000%, 7/1/45	57,429	58
5.000%, 9/1/48	56,445	56
5.000%, 2/1/49	26,573	27
5.000%, 8/1/49	20,503	21
5.500%, 8/1/37	40,728	42
5.500%, 2/1/38	155,414	160
6.000%, 3/1/34	35,837	37
6.000%, 8/1/34	97,896	101
6.000%, 11/1/34	3,538	4
6.000%, 12/1/34	1,325	1
6.000%, 4/1/35	2,290	2
6.000%, 5/1/38	1,492	2
6.000%, 10/1/40	76,360	80
6.000%, 2/1/49	321,300	339
6.500%, 7/1/32	11,597	12
6.500%, 12/1/32	11,036	11
Federal National Mortgage Association, Series 2011-113, Class AG 2.500%, 11/25/26	36,162	35
Federal National Mortgage Association, Series 2013-74, Class AD 2.000%, 7/25/23	855	1
Federal National Mortgage Association, Series 2017-90, Class KA 3.000%, 11/25/47	187,902	174
Federal National Mortgage Association, Series 2017-C05, Class 1ED3 5.589%, (ICE LIBOR USD 1 Month plus 1.200%), 1/25/30	11,407	11
Federal National Mortgage Association, Series 2018-C03, Class 1EB2 5.239%, (ICE LIBOR USD 1 Month plus 0.850%), 10/25/30	350,470	348
Federal National Mortgage Association, Series 2022-R06, Class 1M1 6.678%, (US 30 Day Average SOFR plus 2.750%), 5/25/42 144A	504,215	511
Finance of America HECM Buyout, Series 2022-HB2, Class A1A 4.000%, (AFC), 12/25/24 144A	909,927	891
Flagstar Mortgage Trust, Series 2020-1INV, Class A11 4.866%, (ICE LIBOR USD 1 Month plus 0.850%), 3/25/50 144A	108,964	100
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class B 3.447%, 12/10/36 144A	605,000	564

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Galton Funding Mortgage Trust, Series 2018-1, Class A33 3.500%, (AFC), 11/25/57 144A	32,090	28
Galton Funding Mortgage Trust, Series 2019-1, Class A21 4.500%, (AFC), 2/25/59 144A	36,491	35
Galton Funding Mortgage Trust, Series 2019-1, Class A32 4.000%, (AFC), 2/25/59 144A	15,876	15
Galton Funding Mortgage Trust, Series 2019- H1, Class M1 3.339%, (AFC), 10/25/59 144A	260,000	231
Galton Funding Mortgage Trust, Series 2020- H1, Class M1 2.832%, (AFC), 1/25/60 144A	285,000	206
GCT Commercial Mortgage Trust, Series 2021-GCT, Class A 5.118%, (ICE LIBOR USD 1 Month plus 0.800%), 2/15/38 144A	335,000	311
Government National Mortgage Association 3.000%, 9/20/47	510,098	459
3.500%, 12/20/42	3,318	3
3.500%, 9/20/43	45,043	42
3.500%, 8/20/44	87,280	82
3.500%, 10/20/46	571	1
3.500%, 11/20/46	34,596	32
3.500%, 1/20/47	37,693	35
3.500%, 10/20/52	1,114,437	1,024
4.000%, 3/20/48	74,297	71
4.000%, 4/20/50	260,642	248
4.000%, 10/20/50	165,517	158
4.500%, 7/20/41	185,080	185
4.500%, 10/20/52	592,421	575
5.000%, 3/20/34	204,972	209
5.000%, 1/20/48	31,399	32
5.000%, 2/20/48	145,744	148
5.500%, 6/20/37	42,830	45
5.500%, 9/15/45	132,585	139
5.500%, 3/20/48	22,740	23
5.500%, 12/20/48	13,349	14
5.500%, 2/20/49	162,877	166
5.500%, 11/20/52	196,486	198
Government National Mortgage Association TBA 5.500%, 1/23/53	337,000	339
Great Wolf Trust, Series 2019-WOLF, Class A 5.352%, (ICE LIBOR USD 1 Month plus 1.034%), 12/15/36 144A	255,000	248
Great Wolf Trust, Series 2019-WOLF, Class C 5.951%, (ICE LIBOR USD 1 Month plus 1.633%), 12/15/36 144A	270,000	258
GS Mortgage Backed Securities Trust, Series 2014-EB1A, Class 2A1 2.495%, (CSTR), 7/25/44 144A	3,821	4
GS Mortgage Backed Securities Trust, Series 2021-GR2, Class A6 2.500%, (AFC), 2/25/52 144A	346,111	296
GS Mortgage Backed Securities Trust, Series 2021-HP1, Class A6 2.500%, 1/25/52 144A	296,658	254

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
GS Mortgage Backed Securities Trust, Series 2021-PJ5, Class A8 2.500%, 10/25/51 144A	715,267	613
GS Mortgage Backed Securities Trust, Series 2022-GR1, Class A5 2.500%, (AFC), 6/25/52 144A	953,039	815
GS Mortgage Securities Trust, Series 2021-ROSS, Class B 5.918%, (ICE LIBOR USD 1 Month plus 1.600%), 5/15/26 144A	390,000	352
Homeward Opportunities Fund I Trust, Series 2020-2, Class A1 1.657%, (AFC), 5/25/65 144A	5,956	6
Hundred Acre Wood Trust, Series 2021-INV1, Class A9 2.500%, 7/25/51 144A	466,364	404
Imperial Fund Mortgage Trust, Series 2021-NQM2, Class A3 1.516%, (AFC), 9/25/56 144A	271,425	204
Imperial Fund Mortgage Trust, Series 2022-NQM4, Class A1 4.767%, (AFC), 6/25/67 144A Σ	793,307	753
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class B 5.918%, (ICE LIBOR USD 1 Month plus 1.600%), 9/15/29 144A	790,000	753
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class C 6.168%, (ICE LIBOR USD 1 Month plus 1.850%), 9/15/29 144A	250,000	235
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-609M, Class B 6.088%, (ICE LIBOR USD 1 Month plus 1.770%), 10/15/33 144A	540,000	504
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-609M, Class C 6.488%, (ICE LIBOR USD 1 Month plus 2.170%), 10/15/33 144A	440,000	405
JP Morgan Mortgage Trust, Series 2020-INV1, Class A11 4.874%, (ICE LIBOR USD 1 Month plus 0.830%), (AFC), 8/25/50 144A	47,858	44
JP Morgan Mortgage Trust, Series 2020-INV1, Class A15 3.500%, (AFC), 8/25/50 144A	77,909	66
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5 3.934%, 9/15/47	540,000	523
KIND Trust, Series 2021-KIND, Class C 6.068%, (ICE LIBOR USD 1 Month plus 1.750%), 8/15/38 144A	575,838	520
KKR Industrial Portfolio Trust, Series 2021-KDIP, Class C 5.318%, (ICE LIBOR USD 1 Month plus 1.000%), 12/15/37 144A	157,500	149
KKR Industrial Portfolio Trust, Series 2021-KDIP, Class D 5.568%, (ICE LIBOR USD 1 Month plus 1.250%), 12/15/37 144A	116,250	110

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
LSTAR Commercial Mortgage Trust, Series 2017-5, Class AS 4.021%, 3/10/50 144A	340,000	313
Mello Mortgage Capital Acceptance, Series 2021-INV3, Class A4 2.500%, (AFC), 10/25/51 144A	409,893	350
MFRA Trust, Series 2021-INV1, Class A1 0.852%, (AFC), 1/25/56 144A	141,447	124
MFRA Trust, Series 2021-NQM2, Class A2 1.317%, (AFC), 11/25/64 144A	129,522	102
MHC Trust, Series 2021-MHC2, Class B 5.418%, (ICE LIBOR USD 1 Month plus 1.100%), 5/15/23 144A	380,000	364
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class AS 4.110%, (AFC), 10/15/47	185,000	176
Morgan Stanley Capital I Trust, Series 2014-150E, Class A 3.912%, 9/9/32 144A	610,000	540
Morgan Stanley Capital I Trust, Series 2019-MEAD, Class D 3.177%, (CSTR), 11/10/36 144A	480,000	406
Morgan Stanley Capital I Trust, Series 2019-NUGS, Class D 6.118%, (ICE LIBOR USD 1 Month plus 1.800%), 12/15/36 144A	315,000	247
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-2, Class A4 2.500%, (AFC), 5/25/51 144A	147,773	127
New Orleans Hotel Trust, Series 2019-HNLA, Class B 5.607%, (ICE LIBOR USD 1 Month plus 1.289%), 4/15/32 144A	606,569	572
New Residential Mortgage Loan Trust, Series 2019-NQM2, Class A1 1.650%, (AFC), 5/24/60 144A	105,277	96
New Residential Mortgage Loan Trust, Series 2021-INV1, Class A6 2.500%, (AFC), 6/25/51 144A	300,127	257
New Residential Mortgage Loan Trust, Series 2021-INV2, Class A7 2.500%, (AFC), 9/25/51 144A	862,061	737
NLT Trust, Series 2021-INV2, Class A3 1.520%, (AFC), 8/25/56 144A	238,591	185
OBX Trust, Series 2019-EXP2, Class 2A2 4.687%, (ICE LIBOR USD 1 Month plus 1.200%), 7/25/59 144A	66,547	63
OBX Trust, Series 2019-EXP3, Class 2A1 5.289%, (ICE LIBOR USD 1 Month plus 0.900%), (AFC), 10/25/59 144A	84,297	81
OBX Trust, Series 2020-EXP1, Class 1A8 3.500%, 2/25/60 144A	156,519	138
OBX Trust, Series 2020-EXP1, Class 2A1 5.139%, (ICE LIBOR USD 1 Month plus 0.750%), 2/25/60 144A	149,666	138
OBX Trust, Series 2020-EXP1, Class 2A2 5.339%, (ICE LIBOR USD 1 Month plus 0.950%), 2/25/60 144A	89,065	83
OBX Trust, Series 2020-EXP2, Class A8 3.000%, (AFC), 5/25/60 144A	193,174	165

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
OBX Trust, Series 2020-EXP2, Class A9 3.000%, (AFC), 5/25/60 144A	48,293	41
OBX Trust, Series 2020-EXP3, Class 1A8 3.000%, (AFC), 1/25/60 144A	169,998	147
OBX Trust, Series 2020-INV1, Class A5 3.500%, (AFC), 12/25/49 144A	44,981	40
OBX Trust, Series 2021-J1, Class A4 2.500%, (AFC), 5/25/51 144A	516,525	443
OBX Trust, Series 2021-NQM1, Class A1 1.072%, (AFC), 2/25/66 144A	351,246	273
OBX Trust, Series 2021-NQM3, Class A1 1.054%, (AFC), 7/25/61 144A	216,786	163
ONE Park Mortgage Trust, Series 2021-PARK, Class B 5.400%, (US SOFR 1 Month plus 1.065%), 3/15/36 144A	755,000	709
ONE Park Mortgage Trust, Series 2021-PARK, Class C 5.550%, (US SOFR 1 Month plus 1.215%), 3/15/36 144A	405,000	372
PSMC Trust, Series 2021-1, Class A11 2.500%, (AFC), 3/25/51 144A	745,549	641
Sequoia Mortgage Trust, Series 2018-CH2, Class A21 4.000%, (AFC), 6/25/48 144A	22,594	21
Sequoia Mortgage Trust, Series 2018-CH2, Class A3 4.000%, (AFC), 6/25/48 144A	52,117	48
Sequoia Mortgage Trust, Series 2018-CH3, Class A19 4.500%, (AFC), 8/25/48 144A	3,378	3
Sequoia Mortgage Trust, Series 2018-CH4, Class A2 4.000%, (AFC), 10/25/48 144A	2,765	3
SG Residential Mortgage Trust, Series 2019-3, Class A2 2.877%, (AFC), 9/25/59 144A	102,310	98
SG Residential Mortgage Trust, Series 2020-2, Class A1 1.381%, (AFC), 5/25/65 144A	112,403	97
SG Residential Mortgage Trust, Series 2022-1, Class A1 3.166%, (AFC), 3/27/62 144A	588,594	526
Shelter Growth CRE Issuer, Ltd., Series 2021-FL3, Class A 5.398%, (ICE LIBOR USD 1 Month plus 1.080%), 9/15/36 144A	214,700	207
Slide, Series 2018-FUN, Class D 6.418%, (ICE LIBOR USD 1 Month plus 2.100%), 6/15/31 144A	349,993	344
STACR Trust, Series 2021-DNA2, Class M1 4.728%, (US 30 Day Average SOFR plus 0.800%), 8/25/33 144A	38,371	38
STACR Trust, Series 2021-DNA3, Class M2 6.028%, (US 30 Day Average SOFR plus 2.100%), 10/25/33 144A	395,000	387
STACR Trust, Series 2021-DNA5, Class M2 5.578%, (US 30 Day Average SOFR plus 1.650%), 1/25/34 144A	210,884	208

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
STACR Trust, Series 2021-DNA7, Class M1 4.778%, (US 30 Day Average SOFR plus 0.850%), 11/25/41 144A	236,157	232
STACR Trust, Series 2021-DNA7, Class M2 5.728%, (US 30 Day Average SOFR plus 1.800%), 11/25/41 144A	375,000	352
STACR Trust, Series 2021-HQA1, Class M1 4.628%, (US 30 Day Average SOFR plus 0.700%), 8/25/33 144A	42,682	42
STACR Trust, Series 2022-DNA2, Class M1A 5.228%, (US 30 Day Average SOFR plus 1.300%), 2/25/42 144A	266,886	262
STACR Trust, Series 2022-DNA3, Class M1A 5.928%, (US 30 Day Average SOFR plus 2.000%), 4/25/42 144A	605,980	603
STACR Trust, Series 2022-DNA4, Class M1A 6.128%, (US 30 Day Average SOFR plus 2.200%), 5/25/42 144A	672,264	670
STACR Trust, Series 2022-DNA5, Class M1A 6.878%, (US 30 Day Average SOFR plus 2.950%), 6/25/42 144A	647,315	655
STACR Trust, Series 2022-DNA6, Class M1A 6.078%, (US 30 Day Average SOFR plus 2.150%), 9/25/42 144A	214,142	214
STACR Trust, Series 2022-HQA1, Class M1A 6.028%, (US 30 Day Average SOFR plus 2.100%), 3/25/42 144A	740,263	731
STACR Trust, Series 2022-HQA3, Class M1A 6.228%, (US 30 Day Average SOFR plus 2.300%), 8/25/42 144A	306,379	306
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A3 2.916%, (AFC), 9/27/49 144A	181,793	171
Starwood Mortgage Residential Trust, Series 2020-1, Class A2 2.408%, (AFC), 2/25/50 144A	194,150	185
Starwood Mortgage Residential Trust, Series 2021-2, Class A1 0.943%, (AFC), 5/25/65 144A	164,932	152
Starwood Mortgage Residential Trust, Series 2021-4, Class A1 1.162%, (AFC), 8/25/56 144A	674,016	541
Toorak Mortgage Corp., Series 2021-INV1, Class A2 1.409%, (AFC), 7/25/56 144A	130,741	109
Towd Point Mortgage Trust, Series 2022-4, Class A1 3.750%, (AFC), 9/25/62 144A	953,347	892
United Wholsale Mortgage LLC, Series 2021-INV2, Class A4 2.500%, (AFC), 9/25/51 144A	160,595	138
United Wholsale Mortgage LLC, Series 2021-INV5, Class B 2.500%, (AFC), 1/25/52 144A	186,711	160
Verus Securitization Trust, Series 2019-INV2, Class A1 2.913%, (AFC), 7/25/59 144A	98,071	95
Verus Securitization Trust, Series 2019-INV2, Class A2 3.117%, (AFC), 7/25/59 144A	131,328	127

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Verus Securitization Trust, Series 2020-1, Class A1 2.417%, (AFC), 1/25/60 144A Σ	79,808	75
Verus Securitization Trust, Series 2020-2, Class A1 2.226%, (AFC), 5/25/60 144A	107,640	103
Verus Securitization Trust, Series 2020-5, Class A3 1.733%, (AFC), 5/25/65 144A Σ	84,233	75
Verus Securitization Trust, Series 2020-INV1, Class A1 1.977%, (AFC), 4/25/60 144A	56,400	54
Verus Securitization Trust, Series 2021-1, Class A1 0.815%, (AFC), 1/25/66 144A	100,527	84
Verus Securitization Trust, Series 2021-1, Class A3 1.155%, (AFC), 1/25/66 144A	82,067	66
Verus Securitization Trust, Series 2021-2, Class A1 1.031%, (AFC), 2/25/66 144A	185,501	154
Verus Securitization Trust, Series 2021-2, Class A2 1.052%, (AFC), 1/25/66 144A	139,514	114
Verus Securitization Trust, Series 2021-5, Class A3 1.373%, (AFC), 9/25/66 144A	227,385	172
Verus Securitization Trust, Series 2021-7, Class A1 1.829%, (AFC), 10/25/66 144A	853,860	716
Verus Securitization Trust, Series 2021-R1, Class A2 1.057%, (AFC), 10/25/63 144A	63,103	56
Verus Securitization Trust, Series 2021-R2, Class A1 0.918%, (AFC), 2/25/64 144A	187,492	170
Verus Securitization Trust, Series 2022-1, Class A3 3.288%, (AFC), 1/25/67 144A	927,529	753
Verus Securitization Trust, Series 2022-6, Class A1 4.910%, (AFC), 6/25/67 144A Σ	240,074	229
Vista Point Securitization Trust, Series 2020-2, Class A3 2.496%, (AFC), 4/25/65 144A	56,856	47
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A2 3.020%, 7/15/58	51,622	50
Wells Fargo Mortgage Backed Securities Trust, Series 2020-RR1, Class A17 3.000%, (AFC), 5/25/50 144A	37,502	31
Wells Fargo Mortgage Backed Securities Trust, Series 2021-RR1, Class A3 2.500%, (AFC), 12/25/50 144A	624,611	543
WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A5 3.917%, 10/15/57	575,000	557

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A5 4.045%, 3/15/47	325,000	319

Total		66,910

Total Structured Products
(Cost: $130,989)		121,831

Total Investments (98.8%)
(Cost: $397,183)@		378,279

Other Assets, Less Liabilities (1.2%)		4,459

Net Assets (100.0%)		382,738

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
Five-Year US Treasury Note Future	Short	USD	11,500	115	3/23	$12,412	$(2)	$10
Ten-Year US Treasury Note Future	Short	USD	4,500	45	3/23	5,054	14	6
Two-Year US Treasury Note Future	Long	USD	74,600	373	3/23	76,494	55	(58)
Ultra Long Term US Treasury Bond Future	Short	USD	300	3	3/23	403	7	2
Ultra Ten-Year US Treasury Note Future	Short	USD	3,500	35	3/23	4,140	6	2

							$80	$(38)

	Financial Derivative Assets			Financial Derivative Liabilities

	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)

	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$-	$20	$20	$-	$(58)	$(58)	$-

+	All par is stated in U.S. Dollar unless otherwise noted.

§

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. At December 31, 2022, the aggregate value of these securities was $5,997 (in thousands), representing 1.6% of net assets.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022 the value of these securities (in thousands) was $148,975 representing 38.9% of the net assets.

b	Part or all of the security has been pledged as collateral.

Σ	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $397,264 and the net unrealized depreciation of investments based on that cost was $18,905 which is comprised of $317 aggregate gross unrealized appreciation and $19,222 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Municipal Bonds	$-	$573	$-
Corporate Bonds	-	185,866	-
Governments	-	70,009	-
Structured Products	-	121,831	-
Other Financial Instruments^
Futures	82	-	-
Total Assets:	$82	$378,279	$-
Liabilities:
Other Financial Instruments^
Futures	(2)	-	-
Total Liabilities:	$(2)	$-	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements

Select Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.	Invest in a diversified portfolio of investment grade debt securities with maturities exceeding one year.	$2.8 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Select Bond Portfolio (the “Portfolio”), has engaged Allspring Global Investments, LLC (“Allspring”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio may also invest up to 20% of net assets in foreign securities. Debt securities may be of any maturity or duration, but under normal market conditions, the Portfolio attempts to maintain an overall dollar-weighted average effective duration (a measure of the sensitivity of the price of the Portfolio’s fixed income securities to changes in interest rates) that is within 10% of the Bloomberg® U.S. Aggregate Index. The Portfolio uses a fundamental, relative value investment approach to construct the portfolio of investments. The Portfolio invests in debt securities that it believes offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

MARKET OVERVIEW

Fixed income generated sharply negative returns during 2022 as the outlook for inflation and interest rates soared globally. With housing under pressure and softer consumer confidence and business spending, global economies stumbled in 2022 despite modestly resurgent business demand, improving supply-chain bottlenecks and easing labor shortages and wage costs. Inflation expectations and interest rates have begun to recede, but the Federal Reserve (the “Fed”) is expected to maintain a strong pace of rate hikes. Rate volatility persisted throughout the year, along with an inversion of the U.S. yield curve during the middle of the year. With credit performing well fundamentally and the asset class broadly benefiting technically from its international appeal, demand for U.S. credit has remained strong, particularly as credit spreads moved sharply wider during the year.

PORTFOLIO RESULTS

The Portfolio returned (13.33%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the Bloomberg® U.S. Aggregate Index (the “Index”), returned (13.01%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the Core Bond Funds peer group was (13.43%).

Within the sector components of the Index, all sectors delivered negative excess returns, with the lowest coming from the credit and mortgage-backed securities (MBS) sectors. Spread product positioning and a small overweight to credit throughout most of the year detracted from performance as spreads widened dramatically.

On the security selection front, detractors were concentrated in the Information Technology, Energy and Industrials sectors and, within the Financials sector, the insurance and U.S. bank industries, heavy issuers of paper in the primary market during 2022.

In structured products, an overweight to the auto asset-backed securities (ABS) sector was a detractor from performance during the year. Security selection in the ABS sector detracted, resulting from positions in non-qualified mortgage (non-QM) residential mortgage-backed securities (RMBS) and private credit student loan ABS.

On the upside, security selection and positioning in conventional 30-years and 20-years were the most notable contributors to the Portfolio’s performance. In agency mortgages, sector positioning and security selection both contributed to the Portfolio’s return. The Portfolio management team maintained an underweight position for most of the year, which contributed meaningfully given the dramatic spread widening.

In credit, security selection contributed to performance during the year. Contributors were concentrated in the sovereigns, Health Care, Utilities and Communication Services sectors and in non-U.S. bank industries.

Select Bond Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Allspring, the Portfolio’s sub-adviser.

Recent incoming data on the U.S. economy points to better-than-expected growth in the fourth quarter of 2022, albeit mounting downside risks entering 2023. Measures of inflation have at long last shown clear signs of deceleration, though caution remains warranted for several important categories demonstrating persistency, such as housing and services, as well as ongoing pass-through risks following cumulative advances in labor costs and commodity prices. Policymakers continue to focus on inflation figures that have been considerably higher than expected and persistent, though they have slowed the pace of interest rate increases after front-loading hikes in 2022. Financial markets remained volatile in December, especially amid additional concerns around the Fed’s policy path and greater uncertainties around incoming economic data.

We believe volatility will provide for a fertile security selection environment across sectors of the most liquid parts of the U.S. investment grade, fixed income markets. Consistent with our bottom-up process, we maintain a neutral duration, with a pure focus on security selection. We remain nimble and agile, and we stand ready to take advantage of security selection opportunities where they arise.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Select Bond Portfolio	-13.33%	0.16%	1.11%
Bloomberg® U.S. Aggregate Index	-13.01%	0.02%	1.06%
Lipper® Variable Insurance Products (VIP) Core Bond Funds Average	-13.43%	0.01%	0.98%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates over a short period of time could causetime could cause significant losses in the market value of the Portfolio’s fixed income investments.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect performance.

Select Bond Portfolio (unaudited)

Top 10 Holdings 12/31/22

Security Description	% of Net Assets
US Treasury, Various	28.6%
Federal National Mortgage Association, Various	19.1%
Government National Mortgage Association, Various	2.8%
Uniform Mortgage Backed Security TBA, Various	2.5%
Federal Home Loan Mortgage Corp., Various	2.2%
Federal Home Loan Bank, Various	1.6%
Bank of America Corp., Various	1.5%
JPMorgan Chase & Co., Various	1.4%
Morgan Stanley, Various	0.9%
UnitedHealth Group, Inc., Various	0.6%

Sector Allocation 12/31/22

Sector	% of Net Assets
Structured Products	48.5%
Governments	30.0%
Corporate Bonds	23.7%
Municipal Bonds	0.3%
Short-Term Investments & Other Net Assets	-2.5%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Select Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Corporate Bonds (23.7%)	Shares/ Par +	Value $ (000’s)

Basic Materials (0.6%)
Anglo American Capital PLC 3.875%, 3/16/29 144A	2,878,000	2,584
4.750%, 3/16/52 144A	2,265,000	1,880
The Dow Chemical Co. 6.900%, 5/15/53	1,029,000	1,117
7.375%, 11/1/29	2,505,000	2,783
Freeport-McMoRan, Inc. 5.250%, 9/1/29	3,058,000	2,950
Glencore Finance Canada, Ltd. 6.000%, 11/15/41 144A	124,000	117
6.900%, 11/15/37 144A	1,133,000	1,192
Glencove Funding DAC / Glencove Funding LLC 4.875%, 3/12/29 144A	874,000	838
Rohm and Haas Co. 7.850%, 7/15/29	1,291,000	1,442

Total		14,903

Communications (1.5%)
Amazon.com, Inc. 2.875%, 5/12/41	689,000	514
4.700%, 12/1/32	2,689,000	2,662
AT&T, Inc. 1.700%, 3/25/26	4,901,000	4,417
3.500%, 6/1/41	1,052,000	785
3.650%, 9/15/59	1,032,000	691
3.800%, 12/1/57	2,964,000	2,045
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.500%, 6/1/41	567,000	369
3.500%, 3/1/42	2,756,000	1,766
Comcast Corp. 1.500%, 2/15/31	1,286,000	1,001
2.987%, 11/1/63	1,233,000	746
4.049%, 11/1/52	1,062,000	840
5.350%, 11/15/27	2,164,000	2,210
5.500%, 11/15/32	4,328,000	4,513
Discovery Communications LLC 4.000%, 9/15/55	1,151,000	692
Netflix, Inc. 5.375%, 11/15/29 144A	1,157,000	1,122
5.875%, 11/15/28	1,878,000	1,903
Rogers Communications, Inc. 4.550%, 3/15/52 144A	1,219,000	945
T-Mobile USA, Inc. 2.250%, 2/15/26	4,457,000	4,054
2.875%, 2/15/31	448,000	370
3.375%, 4/15/29	5,215,000	4,593
3.500%, 4/15/31	294,000	254
Verizon Communications, Inc. 2.355%, 3/15/32	1,111,000	881
2.550%, 3/21/31	1,547,000	1,272
2.650%, 11/20/40	1,379,000	931
3.550%, 3/22/51	986,000	702

Corporate Bonds (23.7%)	Shares/ Par +	Value $ (000’s)

Communications continued
Vodafone Group PLC 4.250%, 9/17/50	390,000	297
5.000%, 5/30/38	492,000	453

Total		41,028

Consumer, Cyclical (1.5%)
Delta Air Lines, Inc./SkyMiles IP, Ltd. 4.750%, 10/20/28 144A	5,792,000	5,444
Ford Motor Co. 4.750%, 1/15/43	209,000	150
Ford Motor Credit Co. LLC 2.700%, 8/10/26	1,820,000	1,581
2.900%, 2/10/29	1,780,000	1,422
General Motors Co. 5.400%, 10/15/29	2,580,000	2,462
5.600%, 10/15/32	529,000	491
General Motors Financial Co., Inc. 3.100%, 1/12/32	1,059,000	830
The Home Depot, Inc. 2.375%, 3/15/51	1,572,000	938
3.125%, 12/15/49	1,907,000	1,350
3.300%, 4/15/40	406,000	323
3.625%, 4/15/52	980,000	756
4.500%, 9/15/32	3,143,000	3,069
4.950%, 9/15/52	2,152,000	2,066
Hyundai Capital America 0.800%, 1/8/24 144A	867,000	825
1.300%, 1/8/26 144A	2,076,000	1,816
2.000%, 6/15/28 144A	980,000	798
Lowe’s Companies, Inc. 4.250%, 4/1/52	2,065,000	1,637
5.625%, 4/15/53	3,102,000	2,970
Magallanes, Inc. 5.050%, 3/15/42 144A	2,161,000	1,653
5.141%, 3/15/52 144A	4,986,000	3,625
5.391%, 3/15/62 144A	2,456,000	1,793
McDonald’s Corp. 3.625%, 9/1/49	1,603,000	1,206
4.200%, 4/1/50	2,366,000	1,969
5.150%, 9/9/52	1,034,000	991
Toyota Motor Credit Corp. 5.450%, 11/10/27	640,000	654
Walmart, Inc. 4.500%, 9/9/52	1,550,000	1,474

Total		42,293

Consumer, Non-cyclical (3.5%)
AbbVie, Inc. 4.050%, 11/21/39	1,164,000	996
4.250%, 11/21/49	6,649,000	5,518
4.300%, 5/14/36	713,000	642
4.450%, 5/14/46	725,000	623
Adani International Container Terminal Private, Ltd. 3.000%, 2/16/31 144A	864,375	677

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (23.7%)	Shares/ Par +	Value $ (000’s)

Consumer, Non-cyclical continued
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 2/1/36	2,781,000	2,626
4.900%, 2/1/46	5,399,000	4,908
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 4/15/38	2,919,000	2,609
AstraZeneca Finance LLC 1.750%, 5/28/28	3,431,000	2,945
AstraZeneca PLC 1.375%, 8/6/30	997,000	788
Bunge, Ltd. Finance Corp. 1.630%, 8/17/25	1,131,000	1,030
Centene Corp. 2.500%, 3/1/31	919,000	719
3.000%, 10/15/30	2,207,000	1,809
Cigna Corp. 3.400%, 3/15/50	458,000	325
CVS Health Corp. 3.000%, 8/15/26	1,060,000	990
4.875%, 7/20/35	322,000	306
5.050%, 3/25/48	2,359,000	2,117
Danaher Corp. 2.600%, 10/1/50	1,170,000	746
2.800%, 12/10/51	784,000	518
DH Europe Finance II SARL 2.200%, 11/15/24	2,694,000	2,567
Diageo Capital PLC 5.300%, 10/24/27	2,695,000	2,757
5.500%, 1/24/33	2,798,000	2,927
Gilead Sciences, Inc. 2.600%, 10/1/40	1,703,000	1,188
2.800%, 10/1/50	1,591,000	1,017
4.000%, 9/1/36	877,000	773
GSK Consumer Healthcare Co. 3.375%, 3/24/27	2,447,000	2,278
3.375%, 3/24/29	982,000	883
3.625%, 3/24/32	3,700,000	3,248
4.000%, 3/24/52	356,000	278
HCA, Inc. 4.625%, 3/15/52 144A	5,044,000	3,926
Nestle Holdings, Inc. 4.125%, 10/1/27 144A	1,629,000	1,591
4.700%, 1/15/53 144A	1,106,000	1,040
Pfizer, Inc. 1.750%, 8/18/31	1,986,000	1,594
2.550%, 5/28/40	3,417,000	2,471
Philip Morris International, Inc. 5.000%, 11/17/25	2,325,000	2,335
5.125%, 11/17/27	3,486,000	3,511
5.750%, 11/17/32	1,746,000	1,780
Quanta Services, Inc. 0.950%, 10/1/24	1,957,000	1,802
Roche Holdings, Inc. 2.076%, 12/13/31 144A	3,641,000	2,962
2.607%, 12/13/51 144A	1,487,000	963
Shire Acquisitions Investments Ireland DAC 2.875%, 9/23/23	808,000	794
Takeda Pharmaceutical Co., Ltd. 2.050%, 3/31/30	2,711,000	2,213
3.025%, 7/9/40	1,196,000	878

Corporate Bonds (23.7%)	Shares/ Par +	Value $ (000’s)

Consumer, Non-cyclical continued
3.175%, 7/9/50	835,000	563
4.400%, 11/26/23	620,000	615
Thermo Fisher Scientific, Inc. 1.750%, 10/15/28	991,000	839
2.800%, 10/15/41	1,577,000	1,161
UnitedHealth Group, Inc. 2.750%, 5/15/40	752,000	546
3.050%, 5/15/41	516,000	388
3.250%, 5/15/51	2,192,000	1,568
4.000%, 5/15/29	1,510,000	1,442
4.625%, 7/15/35	1,547,000	1,500
5.250%, 2/15/28	1,647,000	1,684
5.300%, 2/15/30	2,744,000	2,828
5.350%, 2/15/33	2,744,000	2,831
5.875%, 2/15/53	2,616,000	2,825
Viterra Finance BV 5.250%, 4/21/32 144A	3,104,000	2,726

Total		98,184

Energy (1.3%)
Aker BP ASA 3.750%, 1/15/30 144A	326,000	287
4.000%, 1/15/31 144A	1,246,000	1,092
Energy Transfer LP 4.400%, 3/15/27	486,000	462
4.950%, 5/15/28	3,625,000	3,477
5.300%, 4/15/47	2,835,000	2,359
5.750%, 2/15/33	3,987,000	3,901
6.125%, 12/15/45	877,000	811
Exxon Mobil Corp. 3.452%, 4/15/51	2,755,000	2,074
4.327%, 3/19/50	3,625,000	3,175
Galaxy Pipeline Assets Bidco, Ltd. 1.750%, 9/30/27 144A	1,918,733	1,775
2.160%, 3/31/34 144A	2,221,958	1,888
2.625%, 3/31/36 144A	1,480,000	1,191
2.940%, 9/30/40 144A	924,969	743
Kinder Morgan, Inc. 5.450%, 8/1/52	3,201,000	2,873
Lundin Energy Finance BV
2.000%, 7/15/26 144A	2,670,000	2,358
3.100%, 7/15/31 144A	2,913,000	2,389
Petroleos Mexicanos 2.460%, 12/15/25	1,925,700	1,839
Pioneer Natural Resources Co. 2.150%, 1/15/31	1,467,000	1,159
Sunoco Logistics Partners Operations LP 5.400%, 10/1/47	834,000	706
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.875%, 2/1/31	2,310,000	2,086
5.500%, 3/1/30	579,000	545

Total		37,190

Financial (9.4%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.150%, 10/29/23	5,917,000	5,693
Agree LP 2.000%, 6/15/28	2,053,000	1,681

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (23.7%)	Shares/ Par +	Value $ (000’s)

Financial continued
2.600%, 6/15/33	468,000	352
4.800%, 10/1/32	1,029,000	952
American Homes 4 Rent, LP 3.625%, 4/15/32	1,890,000	1,590
4.300%, 4/15/52	847,000	621
American Tower Corp. 2.700%, 4/15/31	783,000	637
3.125%, 1/15/27	1,029,000	943
3.650%, 3/15/27	1,454,000	1,358
Antares Holdings LP 3.750%, 7/15/27 144A	2,439,000	1,972
Athene Global Funding 2.500%, 3/24/28 144A	3,441,000	2,867
2.646%, 10/4/31 144A	3,247,000	2,481
Banco Santander SA 3.225%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.600%), 11/22/32	1,600,000	1,208
Bank of America Corp. 1.530%, (US SOFR plus 0.650%), 12/6/25	9,136,000	8,426
1.658%, (US SOFR plus 0.910%), 3/11/27	7,810,000	6,910
1.734%, (US SOFR plus 0.960%), 7/22/27	7,078,000	6,201
2.687%, (US SOFR plus 1.320%), 4/22/32	7,533,000	6,029
3.419%, (ICE LIBOR USD 3 Month plus 1.040%), 12/20/28	5,454,000	4,939
5.015%, (US SOFR plus 2.160%), 7/22/33	2,275,000	2,160
6.204%, (US SOFR plus 1.990%), 11/10/28	5,332,000	5,505
Barclays PLC 7.385%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 3.300%), 11/2/28	5,422,000	5,652
7.437%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 3.500%), 11/2/33	3,252,000	3,407
Blackstone Holdings Finance Co. LLC 6.200%, 4/22/33 144A	3,246,000	3,272
Brighthouse Financial, Inc. 3.850%, 12/22/51	973,000	614
Brixmor Operating Partnership LP 2.500%, 8/16/31	1,143,000	874
Citigroup, Inc. 4.910%, (US SOFR plus 2.086%), 5/24/33	2,781,000	2,604
6.270%, (US SOFR plus 2.338%), 11/17/33	5,383,000	5,553
Cooperatieve Rabobank U.A. 3.649%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.220%), 4/6/28 144A	5,943,000	5,475
3.758%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.420%), 4/6/33 144A	3,496,000	2,978
Credit Suisse Group AG 9.016%, (US SOFR plus 5.020%), 11/15/33 144A	2,739,000	2,804
Crown Castle International Corp. 1.050%, 7/15/26	2,945,000	2,544
2.100%, 4/1/31	430,000	339
2.900%, 3/15/27	3,216,000	2,925
2.900%, 4/1/41	1,806,000	1,237
3.300%, 7/1/30	1,698,000	1,485
4.000%, 3/1/27	492,000	469

Corporate Bonds (23.7%)	Shares/ Par +	Value $ (000’s)

Financial continued
Deutsche Bank AG 3.742%, (US SOFR plus 2.257%), 1/7/33	4,714,000	3,348
Enstar Group, Ltd. 3.100%, 9/1/31	2,473,000	1,806
Essex Portfolio LP 1.700%, 3/1/28	2,473,000	2,059
2.550%, 6/15/31	975,000	770
Extra Space Storage LP 2.350%, 3/15/32	846,000	640
Federal Realty Investment Trust 3.950%, 1/15/24	1,307,000	1,290
GLP Capital LP / GLP Financing II, Inc. 5.300%, 1/15/29	953,000	902
The Goldman Sachs Group, Inc. 0.657%, (US SOFR plus 0.505%), 9/10/24	4,929,000	4,742
0.925%, (US SOFR plus 0.486%), 10/21/24	7,318,000	7,011
1.948%, (US SOFR plus 0.913%), 10/21/27	2,438,000	2,132
HSBC Holdings PLC 7.390%, (US SOFR plus 3.350%), 11/6/28	3,192,000	3,355
Invitation Homes Operating Partnership LP 2.000%, 8/15/31	326,000	241
4.150%, 4/15/32	1,880,000	1,645
JPMorgan Chase & Co. 1.040%, (US SOFR 3 Month plus 0.695%), 2/4/27	9,850,000	8,568
1.045%, (US SOFR plus 0.800%), 11/19/26	3,053,000	2,693
1.470%, (US SOFR plus 0.765%), 9/22/27	2,450,000	2,121
1.561%, (US SOFR plus 0.605%), 12/10/25	14,410,000	13,341
1.578%, (US SOFR plus 0.885%), 4/22/27	2,436,000	2,140
2.182%, (US SOFR plus 1.890%), 6/1/28	3,016,000	2,637
4.323%, (US SOFR plus 1.560%), 4/26/28	1,606,000	1,534
4.565%, (US SOFR plus 1.750%), 6/14/30	2,488,000	2,341
4.912%, (US SOFR plus 2.080%), 7/25/33	2,060,000	1,961
Kimco Realty Corp. 4.600%, 2/1/33	1,547,000	1,415
Liberty Mutual Group, Inc. 5.500%, 6/15/52 144A	954,000	856
Lloyds Banking Group PLC 4.716%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.750%), 8/11/26	4,248,000	4,156
4.976%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.300%), 8/11/33	2,410,000	2,213
Marsh & McLennan Cos., Inc. 6.250%, 11/1/52	539,000	598
Mid-America Apartments LP 3.950%, 3/15/29	949,000	891
4.000%, 11/15/25	1,159,000	1,126
4.300%, 10/15/23	968,000	962
Mitsubishi UFJ Financial Group, Inc. 2.309%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.950%), 7/20/32	2,058,000	1,584
5.133%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.125%), 7/20/33	1,460,000	1,394
Morgan Stanley 0.790%, (US SOFR plus 0.525%), 5/30/25	6,345,000	5,899
0.791%, (US SOFR plus 0.509%), 1/22/25	6,280,000	5,941
0.864%, (US SOFR plus 0.745%), 10/21/25	543,000	498

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (23.7%)	Shares/ Par +	Value $ (000’s)

Financial continued
0.985%, (US SOFR plus 0.720%), 12/10/26	5,008,000	4,388
1.512%, (US SOFR plus 0.858%), 7/20/27	3,830,000	3,324
6.342%, (US SOFR plus 2.560%), 10/18/33	5,377,000	5,634
Owl Rock Capital Corp. III 3.125%, 4/13/27	1,338,000	1,101
The PNC Financial Services Group, Inc. 6.037%, (US SOFR Index plus 2.140%), 10/28/33	3,239,000	3,372
Realty Income Corp. 2.200%, 6/15/28	1,013,000	868
2.850%, 12/15/32	1,369,000	1,110
3.650%, 1/15/28	1,063,000	992
5.625%, 10/13/32	3,000,000	3,047
Regency Centers LP 2.950%, 9/15/29	2,588,000	2,172
Rexford Industrial Realty, Inc. 2.150%, 9/1/31	510,000	391
Santander UK Group Holdings PLC 6.833%, (US SOFR plus 2.749%), 11/21/26	4,303,000	4,359
SBL Holdings, LLC 5.000%, 2/18/31 144A	3,406,000	2,679
Stewart Information Services Corp. 3.600%, 11/15/31	1,326,000	1,016
Store Capital Corp. 2.700%, 12/1/31	657,000	482
2.750%, 11/18/30	1,671,000	1,282
4.500%, 3/15/28	2,526,000	2,278
4.625%, 3/15/29	1,205,000	1,080
Sun Communities Operating LP 2.300%, 11/1/28	945,000	787
4.200%, 4/15/32	1,890,000	1,665
Truist Financial Corp. 6.123%, (US SOFR plus 2.300%), 10/28/33	1,518,000	1,597
Trust Fibra Uno 6.390%, 1/15/50 144A	1,319,000	1,065
UBS Group AG 4.703%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.050%), 8/5/27 144A	5,160,000	4,987
Wells Fargo & Co. 3.526%, (US SOFR plus 1.510%), 3/24/28	10,281,000	9,520
4.808%, (US SOFR plus 1.980%), 7/25/28	1,075,000	1,050
4.897%, (US SOFR plus 2.100%), 7/25/33	1,541,000	1,463

Total		261,276

Industrial (1.7%)
The Boeing Co. 2.196%, 2/4/26	3,723,000	3,383
3.250%, 2/1/35	1,205,000	916
3.750%, 2/1/50	2,151,000	1,477
5.930%, 5/1/60	2,794,000	2,545
Canadian National Railway Co. 3.850%, 8/5/32	1,547,000	1,437
4.400%, 8/5/52	1,032,000	917
Canadian Pacific Railway Co. 1.350%, 12/2/24	2,438,000	2,273
1.750%, 12/2/26	472,000	421
2.450%, 12/2/31	395,000	327
3.000%, 12/2/41	481,000	363

Corporate Bonds (23.7%)	Shares/ Par +	Value $ (000’s)

Industrial continued
Crowley Conro LLC 4.181%, 8/15/43	1,281,554	1,195
CSX Corp. 4.100%, 11/15/32	2,574,000	2,413
Honeywell International, Inc. 5.000%, 2/15/33	3,301,000	3,362
John Deere Capital Corp. 2.350%, 3/8/27	2,456,000	2,235
4.150%, 9/15/27	5,168,000	5,068
4.850%, 10/11/29	1,805,000	1,807
Lockheed Martin Corp. 5.100%, 11/15/27	2,739,000	2,799
5.700%, 11/15/54	2,191,000	2,296
5.900%, 11/15/63	1,096,000	1,177
Northrop Grumman Corp. 4.400%, 5/1/30	3,507,000	3,365
Parker Hannifin Corp. 4.250%, 9/15/27	2,986,000	2,897
4.500%, 9/15/29	1,991,000	1,908
Union Pacific Corp. 2.375%, 5/20/31	1,043,000	878
2.800%, 2/14/32	1,416,000	1,222
3.375%, 2/14/42	1,178,000	936

Total		47,617

Technology (2.2%)
Advanced Micro Devices, Inc. 3.924%, 6/1/32	3,165,000	2,941
Apple, Inc. 2.375%, 2/8/41	799,000	565
2.400%, 8/20/50	125,000	78
2.650%, 5/11/50	1,511,000	1,000
2.650%, 2/8/51	672,000	443
2.800%, 2/8/61	698,000	442
3.250%, 8/8/29	4,124,000	3,812
3.950%, 8/8/52	2,066,000	1,755
4.100%, 8/8/62	1,546,000	1,285
Broadcom, Inc. 2.450%, 2/15/31 144A	1,716,000	1,352
3.150%, 11/15/25	1,287,000	1,219
3.419%, 4/15/33 144A	4,671,000	3,745
3.469%, 4/15/34 144A	2,192,000	1,749
4.150%, 11/15/30	1,159,000	1,039
4.150%, 4/15/32 144A	1,477,000	1,297
4.926%, 5/15/37 144A	1,569,000	1,369
Dell International LLC / EMC Corp. 3.375%, 12/15/41 144A	2,437,000	1,632
3.450%, 12/15/51 144A	631,000	386
6.100%, 7/15/27	998,000	1,025
Intel Corp. 2.800%, 8/12/41	2,566,000	1,792
4.900%, 8/5/52	2,374,000	2,100
5.050%, 8/5/62	1,029,000	903
KLA-Tencor Corp. 3.300%, 3/1/50	899,000	651
4.950%, 7/15/52	914,000	849
NXP BV / NXP Funding LLC / NXP USA, Inc. 2.650%, 2/15/32	2,027,000	1,586
3.250%, 5/11/41	1,075,000	750
3.400%, 5/1/30	1,364,000	1,179

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (23.7%)	Shares/ Par +	Value $ (000’s)

Technology continued
4.400%, 6/1/27	1,189,000	1,139
Oracle Corp. 3.950%, 3/25/51	2,075,000	1,478
4.000%, 7/15/46	1,905,000	1,388
4.375%, 5/15/55	662,000	500
6.900%, 11/9/52	2,193,000	2,346
QUALCOMM, Inc. 4.500%, 5/20/52	1,617,000	1,416
6.000%, 5/20/53	2,472,000	2,625
VMware, Inc. 0.600%, 8/15/23	4,803,000	4,677
1.000%, 8/15/24	3,410,000	3,173
1.400%, 8/15/26	3,191,000	2,782
4.700%, 5/15/30	1,971,000	1,833
Xilinx, Inc. 2.375%, 6/1/30	841,000	707

Total		61,008

Utilities (2.0%)
The AES Corp. 1.375%, 1/15/26	1,110,000	986
American Transmission Systems, Inc. 2.650%, 1/15/32 144A	683,000	560
Baltimore Gas & Electric Co. 2.250%, 6/15/31	1,464,000	1,186
CenterPoint Energy Houston Electric LLC 3.600%, 3/1/52	1,082,000	831
Consumers Energy Co. 2.500%, 5/1/60	838,000	469
2.650%, 8/15/52	656,000	412
Dominion Energy, Inc. 5.375%, 11/15/32	3,229,000	3,201
DTE Electric Co. 2.950%, 3/1/50	1,709,000	1,159
3.650%, 3/1/52	783,000	605
DTE Energy Co. 1.050%, 6/1/25	877,000	794
Duke Energy Carolinas LLC 2.550%, 4/15/31	997,000	832
2.850%, 3/15/32	1,818,000	1,538
3.550%, 3/15/52	1,325,000	990
Duke Energy Corp. 2.550%, 6/15/31	1,072,000	873
3.500%, 6/15/51	303,000	210
3.750%, 9/1/46	303,000	225
4.300%, 3/15/28	2,574,000	2,477
Duke Energy Florida LLC 2.400%, 12/15/31	1,461,000	1,193
Duke Energy Progress LLC 2.500%, 8/15/50	1,477,000	886
EDP Finance BV 6.300%, 10/11/27 144A	1,185,000	1,217
Entergy Arkansas LLC 2.650%, 6/15/51	1,318,000	795
Eversource Energy 1.400%, 8/15/26	833,000	731
1.650%, 8/15/30	1,663,000	1,294
3.375%, 3/1/32	369,000	321
Florida Power & Light Co. 3.950%, 3/1/48	1,292,000	1,066

Corporate Bonds (23.7%)	Shares/ Par +	Value $ (000’s)

Utilities continued
Israel Electric Corp., Ltd. 3.750%, 2/22/32 144A §	960,000	840
Jersey Central Power & Light Co. 2.750%, 3/1/32 144A	1,608,000	1,299
Metropolitan Edison Co. 4.300%, 1/15/29 144A	1,721,000	1,615
MidAmerican Energy Co. 2.700%, 8/1/52	1,270,000	813
Mississippi Power Co. 3.100%, 7/30/51	1,755,000	1,117
3.950%, 3/30/28	1,754,000	1,645
4.250%, 3/15/42	673,000	546
Northern States Power Co. 3.200%, 4/1/52	991,000	705
NSTAR Electric Co. 3.100%, 6/1/51	904,000	621
4.550%, 6/1/52	1,189,000	1,070
4.950%, 9/15/52	517,000	499
Pacific Gas & Electric Co. 2.100%, 8/1/27	784,000	670
3.950%, 12/1/47	2,286,000	1,550
4.200%, 6/1/41	851,000	630
4.500%, 7/1/40	504,000	394
4.750%, 2/15/44	492,000	376
4.950%, 7/1/50	3,062,000	2,373
PacifiCorp 5.350%, 12/1/53	1,615,000	1,598
PECO Energy Co. 2.850%, 9/15/51	1,766,000	1,162
Pennsylvania Electric Co. 3.250%, 3/15/28 144A	1,426,000	1,281
Public Service Company of Oklahoma 3.150%, 8/15/51	991,000	657
Public Service Electric & Gas Co. 1.900%, 8/15/31	1,963,000	1,560
2.050%, 8/1/50	406,000	226
2.700%, 5/1/50	800,000	517
Public Service Enterprise Group, Inc. 1.600%, 8/15/30	1,128,000	875
2.450%, 11/15/31	1,269,000	1,014
Southern California Edison Co. 4.125%, 3/1/48	1,103,000	880
Trans-Allegheny Interstate Line Co. 3.850%, 6/1/25 144A	691,000	667
Virginia Electric & Power Co. 2.950%, 11/15/51	1,464,000	962
4.625%, 5/15/52	1,102,000	962
Wisconsin Electric Power Co. 4.750%, 9/30/32	1,469,000	1,439

Total		55,414

Total Corporate Bonds (Cost: $735,927)		658,913

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Governments (30.0%)	Shares/ Par +	Value $ (000’s)

Governments (30.0%)
Bermuda Government International Bond 5.000%, 7/15/32 144A	1,280,000	1,271
Export Finance & Insurance Corp. 4.625%, 10/26/27 144A	3,690,000	3,727
Export-Import Bank of Korea 4.500%, 9/15/32	1,507,000	1,469
Federal Home Loan Mortgage Corp. 0.000%, 12/14/29 PO	4,007,000	3,008
Federal National Mortgage Association 0.000%, 11/15/30 PO	11,778,000	8,460
1.900%, 1/25/36	4,686,000	3,345
Province of Saskatchewan 3.250%, 6/8/27	1,493,000	1,423
Republic of Chile 4.340%, 3/7/42	536,000	453
Republic of Paraguay 5.400%, 3/30/50 144A	1,869,000	1,611
Republic of Peru 3.000%, 1/15/34	748,000	589
3.600%, 1/15/72	579,000	376
Republic of Poland 5.750%, 11/16/32	2,145,000	2,283
United Mexican States 3.500%, 2/12/34	2,608,000	2,087
3.750%, 4/19/71	2,264,000	1,406
3.771%, 5/24/61	1,626,000	1,027
4.400%, 2/12/52	3,288,000	2,417
4.500%, 4/22/29	2,664,000	2,540
4.600%, 2/10/48	576,000	444
4.875%, 5/19/33	665,000	610
US Treasury 0.250%, 8/31/25	28,945,000	26,028
0.375%, 11/30/25	10,368,000	9,274
0.375%, 1/31/26	45,142,000	40,164
0.750%, 5/31/26	20,757,000	18,512
1.125%, 5/15/40	54,471,000	34,091
1.125%, 8/15/40	48,786,000	30,297
1.375%, 11/15/40	97,432,000	63,342
1.375%, 8/15/50	7,166,000	3,982
1.375%, 10/31/28	14,736,000	12,720
1.500%, 8/15/26	61,841,000	56,367
1.500%, 11/30/28	7,360,000	6,391
1.625%, 11/15/50	5,502,000	3,274
1.625%, 5/15/26	21,780,000	20,045
1.750%, 8/15/41	96,652,000	66,142
1.875%, 2/15/41	4,376,000	3,093
1.875%, 11/15/51	6,155,000	3,898
2.000%, 8/15/51	20,260,000	13,266
2.000%, 11/15/26	6,156,000	5,692
2.250%, 2/15/52	5,870,000	4,082
2.250%, 11/15/27	12,053,000	11,107
2.375%, 8/15/24	3,385,000	3,266
2.500%, 5/15/24	10,630,000	10,318
2.625%, 7/31/29	5,197,000	4,785
2.750%, 2/15/28	23,723,000	22,306
2.750%, 5/31/29	12,496,000	11,610
2.875%, 5/15/52	12,008,000	9,621
2.875%, 4/30/25	10,294,000	9,961
3.000%, 8/15/52	14,573,000	12,007
3.000%, 6/30/24	1,654,000	1,614

Governments (30.0%)	Shares/ Par +	Value $ (000’s)

Governments continued
3.125%, 8/31/29	4,659,000	4,423
3.250%, 6/30/29	8,414,000	8,052
3.375%, 8/15/42	1,864,000	1,666
3.875%, 11/30/27	12,547,000	12,478
3.875%, 12/31/27	26,644,000	26,490
3.875%, 9/30/29	1,046,000	1,039
3.875%, 11/30/29	3,943,000	3,917
4.000%, 11/15/42	417,000	408
4.000%, 11/15/52	20,223,000	20,251
4.000%, 12/15/25	35,787,000	35,558
4.000%, 10/31/29	2,697,000	2,698
4.125%, 11/15/32	13,075,000	13,343
4.125%, 9/30/27	42,969,800	43,131
4.125%, 10/31/27	63,917,000	64,152
4.250%, 9/30/24	806,000	802
4.375%, 10/31/24	5,259,000	5,244
4.500%, 11/30/24	22,135,000	22,136
4.500%, 11/15/25	851,000	856
5.250%, 11/15/28	6,632,000	7,026
5.250%, 2/15/29	5,182,000	5,501

Total		834,972

Total Governments (Cost: $935,228)		834,972

Municipal Bonds (0.3%)

Municipal Bonds (0.3%)
County of Clark Department of Aviation 6.820%, 7/1/45 RB	1,780,000	2,094
North Texas Tollway Authority, Series 2009-B 6.718%, 1/1/49 RB	1,950,000	2,311
The Ohio State University 4.800%, 6/1/11 RB	1,070,000	881
Port Authority of New York & New Jersey 4.458%, 10/1/62 RB	3,110,000	2,698
The University of Texas System 2.439%, 8/15/49 RB	925,000	581

Total Municipal Bonds (Cost: $10,488)		8,565

Structured Products (48.5%)

Asset Backed Securities (11.5%)
Ally Auto Receivables Trust, Series 2022-1, Class A3 3.310%, 11/15/26	2,703,000	2,633
Ally Auto Receivables Trust, Series 2022-2, Class A4 4.870%, 4/17/28	2,331,000	2,335
Ally Auto Receivables Trust, Series 2022-3, Class A3 5.070%, 6/15/31	1,172,000	1,180
American Express Credit Account Master Trust, Series 2022-3, Class A 3.750%, 8/16/27	5,090,000	4,976
American Express Credit Account Master Trust, Series 2022-4, Class A 4.950%, 10/15/27	3,774,000	3,802
AmeriCredit Automobile Receivables Trust, Series 2022-1, Class A3 2.450%, 11/18/26	906,000	877

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (48.5%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A3 4.380%, 4/18/28	2,236,000	2,194
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A 2.360%, 3/20/26 144A	2,229,000	2,075
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class A 2.330%, 8/20/26 144A	1,707,000	1,580
Avis Budget Rental Car Funding AESOP LLC, Series 2021-2A, Class A 1.660%, 2/20/28 144A	4,820,000	4,171
Avis Budget Rental Car Funding AESOP LLC, Series 2022-3A, Class A 4.620%, 2/20/27 144A	4,201,000	4,101
Avis Budget Rental Car Funding AESOP LLC, Series 2022-4A, Class A 4.770%, 2/20/29 144A	2,083,000	2,012
BA Credit Card Trust, Series 2022-A1, Class A1 3.530%, 11/15/27	4,447,000	4,324
BA Credit Card Trust, Series 2022-A2, Class A2 5.000%, 4/17/28	3,214,000	3,245
Capital One Multi-Asset Execution Trust, Series 2021-A2, Class A2 1.390%, 7/15/30	3,405,000	2,839
Capital One Multi-Asset Execution Trust, Series 2022-A2, Class A 3.490%, 5/15/27	3,199,000	3,111
Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A 4.950%, 10/15/27	2,697,000	2,718
Chase Auto Owner Trust, Series 2022-AA, Class A4 3.990%, 3/27/28 144A	1,504,000	1,468
Chase Issuance Trust, Series 2022-A1, Class A 3.970%, 9/15/27	983,000	962
College Avenue Student Loans LLC, Series 2017-A, Class A1 6.039%, (ICE LIBOR USD 1 Month plus 1.650%), 11/26/46 144A	802,729	785
College Avenue Student Loans LLC, Series 2018-A, Class A2 4.130%, 12/26/47 144A	695,459	647
College Avenue Student Loans LLC, Series 2019-A, Class A2 3.280%, 12/28/48 144A	1,373,385	1,231
College Avenue Student Loans LLC, Series 2021-A, Class A2 1.600%, 7/25/51 144A	1,662,733	1,428
Discover Card Execution Note Trust, Series 2022-A3, Class A3 3.560%, 7/15/27	3,738,000	3,629
Ford Credit Auto Lease Trust, Series 2022-A, Class A3 3.230%, 5/15/25	3,785,000	3,710
Ford Credit Auto Owner Trust, Series 2020-2, Class A 1.060%, 4/15/33 144A	1,575,000	1,410

Structured Products (48.5%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Ford Credit Auto Owner Trust, Series 2022-1, Class A 3.880%, 11/15/34 144A	7,377,000	7,072
Ford Credit Auto Owner Trust, Series 2022-A, Class A3 1.290%, 6/15/26	1,453,000	1,382
Ford Credit Auto Owner Trust, Series 2022-A, Class A4 3.370%, 7/15/25	2,104,000	2,045
Ford Credit Auto Owner Trust, Series 2022-C, Class A4 4.590%, 12/15/27	3,779,000	3,739
Ford Credit Auto Owner Trust, Series 2022-D, Class A4 5.300%, 3/15/28	1,060,000	1,072
GM Financial Automobile Leasing Trust, Series 2022-2, Class A3 3.420%, 6/20/25	1,228,000	1,201
GM Financial Automobile Leasing Trust, Series 2022-2, Class A4 3.540%, 5/20/26	2,426,000	2,367
GM Financial Automobile Leasing Trust, Series 2022-3, Class A4 4.110%, 8/20/26	3,156,000	3,092
GM Financial Consumer Automobile Receivables Trust, Series 2022-2, Class A3 3.100%, 2/16/27	6,253,000	6,056
GM Financial Consumer Automobile Receivables Trust, Series 2022-2, Class A4 3.250%, 4/17/28	3,335,000	3,186
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A4 3.710%, 12/16/27	1,920,000	1,863
GM Financial Consumer Automobile Receivables Trust, Series 2022-4, Class A3 4.820%, 8/16/27	3,053,000	3,055
GM Financial Consumer Automobile Receivables Trust, Series 2022-4, Class A4 4.880%, 8/16/28	3,330,000	3,339
GM Financial Revolving Receivables Trust, Series 2022-1, Class A 5.910%, 10/11/35 144A	2,780,000	2,830
Hertz Vehicle Financing III LLC, Series 2021-2A, Class A 1.680%, 12/27/27 144A	2,671,000	2,325
Hertz Vehicle Financing III LLC, Series 2022-1A, Class A 1.990%, 6/25/26 144A	5,782,000	5,307
Hertz Vehicle Financing LLC, Series 2022-2A, Class A 2.330%, 6/26/28 144A	5,129,000	4,496
Hertz Vehicle Financing LLC, Series 2022-4A, Class A 3.730%, 9/25/26 144A	2,594,000	2,478
Hertz Vehicle Financing LLC, Series 2022-5A, Class A 3.890%, 9/25/28 144A	5,207,000	4,807
Honda Auto Receivables Owner Trust, Series 2022-2, Class A4 3.760%, 12/18/28	1,437,000	1,401

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (48.5%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Hyundai Auto Lease Securitization Trust, Series 2022-C, Class A4 4.480%, 8/17/26 144A	3,093,000	3,053
Hyundai Auto Receivables Trust, Series 2021- C, Class A4 1.030%, 12/15/27	1,869,000	1,691
Hyundai Auto Receivables Trust, Series 2022- A, Class A3 2.220%, 10/15/26	3,507,000	3,351
Hyundai Auto Receivables Trust, Series 2022- A, Class A4 2.350%, 4/17/28	1,194,000	1,117
Hyundai Auto Receivables Trust, Series 2022- C, Class A3 5.390%, 6/15/27	2,623,000	2,650
Hyundai Auto Receivables Trust, Series 2022- C, Class A4 5.520%, 10/16/28	2,452,000	2,494
Mercedes-Benz Auto Receivables Trust, Series 2022-1, Class A4 5.250%, 2/15/29	2,454,000	2,466
Navient Private Education Refi Loan Trust, Series 2014-AA, Class A3 5.918%, (ICE LIBOR USD 1 Month plus 1.600%), 10/15/31 144A	1,539,000	1,523
Navient Private Education Refi Loan Trust, Series 2018-C, Class A2 3.520%, 6/16/42 144A	115,510	113
Navient Private Education Refi Loan Trust, Series 2018-DA, Class A2A 4.000%, 12/15/59 144A	2,056,436	1,967
Navient Private Education Refi Loan Trust, Series 2019-A, Class A2A 3.420%, 1/15/43 144A	1,822,504	1,742
Navient Private Education Refi Loan Trust, Series 2019-C, Class A2 3.130%, 2/15/68 144A	1,430,531	1,351
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2A 3.010%, 12/15/59 144A	3,656,819	3,330
Navient Private Education Refi Loan Trust, Series 2020-BA, Class A2 2.120%, 1/15/69 144A	1,275,890	1,158
Navient Private Education Refi Loan Trust, Series 2020-GA, Class A 1.170%, 9/16/69 144A	2,390,705	2,120
Navient Private Education Refi Loan Trust, Series 2021-A, Class A 0.840%, 5/15/69 144A	628,631	544
Navient Private Education Refi Loan Trust, Series 2021-FA, Class A 1.110%, 2/18/70 144A	3,164,247	2,664
Navient Private Education Refi Loan Trust, Series 2022-A, Class A 2.230%, 7/15/70 144A	7,662,882	6,649
Navient Student Loan Trust, Series 2016-AA, Class A2B 6.468%, (ICE LIBOR USD 1 Month plus 2.150%), 12/15/45 144A	602,700	608

Structured Products (48.5%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Navient Student Loan Trust, Series 2019-BA, Class A2A 3.390%, 12/15/59 144A	2,711,858	2,562
Navient Student Loan Trust, Series 2019-FA, Class A2 2.600%, 8/15/68 144A	2,147,335	1,987
Navient Student Loan Trust, Series 2020-EA, Class A 1.690%, 5/15/69 144A	125,267	113
Navient Student Loan Trust, Series 2020-HA, Class A 1.310%, 1/15/69 144A	1,264,060	1,134
Navient Student Loan Trust, Series 2020-IA, Class A1A 1.330%, 4/15/69 144A	4,703,897	4,009
Navient Student Loan Trust, Series 2021-3A, Class A1A 1.770%, 8/25/70 144A	3,436,996	2,966
Navient Student Loan Trust, Series 2021-BA, Class A 0.940%, 7/15/69 144A	940,078	794
Navient Student Loan Trust, Series 2021-CA, Class A 1.060%, 10/15/69 144A	3,637,720	3,092
Navient Student Loan Trust, Series 2021-EA, Class A 0.970%, 12/16/69 144A	6,059,900	5,076
Navient Student Loan Trust, Series 2021-GA, Class A 1.580%, 4/15/70 144A	2,207,126	1,869
Nelnet Student Loan Trust, Series 2004-3, Class A5 4.538%, (ICE LIBOR USD 3 Month plus 0.180%), 10/27/36	408,609	397
Nelnet Student Loan Trust, Series 2004-4, Class A5 4.518%, (ICE LIBOR USD 3 Month plus 0.160%), 1/25/37	1,967,358	1,926
Nelnet Student Loan Trust, Series 2005-1, Class A5 4.468%, (ICE LIBOR USD 3 Month plus 0.110%), 10/25/33	6,046,761	5,834
Nelnet Student Loan Trust, Series 2005-2, Class A5 4.853%, (ICE LIBOR USD 3 Month plus 0.100%), 3/23/37	5,590,394	5,422
Nelnet Student Loan Trust, Series 2005-3, Class A5 4.873%, (ICE LIBOR USD 3 Month plus 0.120%), 12/24/35	4,361,007	4,225
Nelnet Student Loan Trust, Series 2005-4, Class A4 4.933%, (ICE LIBOR USD 3 Month plus 0.180%), 3/22/32	764,381	743
Nissan Auto Lease Trust, Series 2022-A, Class A3 3.810%, 5/15/25	4,217,000	4,153
Nissan Auto Receivables Owner Trust, Series 2022-B, Class A4 4.450%, 11/15/29	2,601,000	2,562

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (48.5%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
PenFed Auto Receivables Owner Trust, Series 2022-A, Class A3 3.960%, 4/15/26 144A	2,224,000	2,191
PenFed Auto Receivables Owner Trust, Series 2022-A, Class A4 4.180%, 12/15/28 144A	1,093,000	1,074
Santander Drive Auto Receivables Trust, Series 2022-2, Class A3 2.980%, 10/15/26	6,587,000	6,479
Santander Drive Auto Receivables Trust, Series 2022-3, Class A3 3.400%, 12/15/26	2,210,000	2,169
Santander Drive Auto Receivables Trust, Series 2022-4, Class A3 4.140%, 2/16/27	3,191,000	3,125
Santander Drive Auto Receivables Trust, Series 2022-5, Class A3 4.110%, 8/17/26	2,649,000	2,600
Santander Drive Auto Receivables Trust, Series 2022-6, Class A3 4.490%, 11/16/26	5,498,000	5,430
Santander Drive Auto Receivables Trust, Series 2022-7, Class A3 5.750%, 4/15/27	1,780,000	1,790
SMB Private Education Loan Trust, Series 2016-B, Class A2A 2.430%, 2/17/32 144A	680,491	650
SMB Private Education Loan Trust, Series 2016-B, Class A2B 5.768%, (ICE LIBOR USD 1 Month plus 1.450%), 2/17/32 144A	638,886	634
SMB Private Education Loan Trust, Series 2016-C, Class A2B 5.418%, (ICE LIBOR USD 1 Month plus 1.100%), 9/15/34 144A	693,984	691
SMB Private Education Loan Trust, Series 2018-C, Class A2A 3.630%, 11/15/35 144A	1,065,982	1,002
SMB Private Education Loan Trust, Series 2019-A, Class A2A 3.440%, 7/15/36 144A	4,402,120	4,186
SMB Private Education Loan Trust, Series 2020-BA, Class A1A 1.290%, 7/15/53 144A	1,809,146	1,596
SMB Private Education Loan Trust, Series 2020-PTA, Class A2A 1.600%, 9/15/54 144A	2,900,896	2,577
SMB Private Education Loan Trust, Series 2020-PTB, Class A2A 1.600%, 9/15/54 144A	7,795,381	6,885
SMB Private Education Loan Trust, Series 2021-A, Class APT1 1.070%, 1/15/53 144A	6,363,285	5,460
SMB Private Education Loan Trust, Series 2021-B, Class A 1.310%, 7/17/51 144A	1,778,114	1,587
SMB Private Education Loan Trust, Series 2021-C, Class A2 5.118%, (ICE LIBOR USD 1 Month plus 0.800%), 1/15/53 144A	4,178,577	3,983

Structured Products (48.5%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
SMB Private Education Loan Trust, Series 2021-D, Class A1A 1.340%, 3/17/53 144A	4,861,754	4,259
SMB Private Education Loan Trust, Series 2021-E, Class A1A 1.680%, 2/15/51 144A	3,468,226	3,129
SMB Private Education Loan Trust, Series 2022-C, Class A1A 4.480%, 5/16/50 144A	1,956,323	1,871
SMB Private Education Loan Trust, Series 2022-D, Class A1B 5.607%, (US 30 Day Average SOFR plus 1.800%), 10/15/58 144A	2,658,447	2,636
SoFi Professional Loan Program LLC, Series 2017-D, Class A2FX 2.650%, 9/25/40 144A	63,350	61
SoFi Professional Loan Program LLC, Series 2017-E, Class A2B 2.720%, 11/26/40 144A	329,846	328
SoFi Professional Loan Program LLC, Series 2020-C, Class AFX 1.950%, 2/15/46 144A	330,092	296
SoFi Professional Loan Program LLC, Series 2021-A, Class AFX 1.030%, 8/17/43 144A	1,099,551	873
SoFi Professional Loan Program LLC, Series 2021-B, Class AFX 1.140%, 2/15/47 144A	2,503,240	2,058
Synchrony Card Funding LLC, Series 2022- A1, Class A 3.370%, 4/17/28	3,793,000	3,659
Synchrony Card Funding LLC, Series 2022- A2, Class A 3.860%, 7/17/28	3,289,000	3,207
T-Mobile U.S. Trust, Series 2022-1A, Class A 4.910%, 5/22/28 144A	4,064,000	4,057
Toyota Auto Loan Extended Note Trust, Series 2022-1A, Class A 3.820%, 4/25/35 144A	2,632,000	2,493
Toyota Auto Owner Trust, Series 2022-C, Class A4 3.770%, 2/15/28	2,406,000	2,326
Toyota Auto Receivables Owner Trust, Series 2022-B, Class A4 3.110%, 8/16/27	2,486,000	2,358
Toyota Auto Receivables Owner Trust, Series 2022-D, Class A4 5.430%, 4/17/28	1,337,000	1,361
Triton Container Finance VIII LLC, Series 2020-1A, Class A 2.110%, 9/20/45 144A	1,376,493	1,178
Verizon Master Trust, Series 2022-2, Class A 1.530%, 7/20/28	2,007,000	1,876
Verizon Master Trust, Series 2022-4, Class A 3.400%, 11/20/28 S	4,341,000	4,203
Verizon Master Trust, Series 2022-6, Class A 3.670%, 1/22/29 S	3,908,000	3,784
World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A3 3.210%, 2/18/25	2,345,000	2,295

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (48.5%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
World Omni Automobile Lease Securitization Trust, Series 2022-A, Class A4 3.340%, 6/15/27	1,381,000	1,346

Total		319,774

Mortgage Securities (37.0%)
3650R Commercial Mortgage Trust, Series 2021-PF1, Class A5 2.522%, 11/15/54	1,584,000	1,266
Angel Oak Mortgage Trust, Series 2020-2, Class A1A 2.531%, (AFC), 1/26/65 144A	899,072	813
Angel Oak Mortgage Trust, Series 2020-5, Class A1 1.373%, (AFC), 5/25/65 144A	301,064	268
Angel Oak Mortgage Trust, Series 2021-6, Class A1 1.458%, (AFC), 9/25/66 144A	1,702,972	1,346
Bank, Series 2022-BNK44, Class A5 5.746%, 11/15/55	2,422,000	2,522
Barclays Commercial Mortgage Securities LLC, Series 2018-C2, Class ASB 4.236%, 12/15/51	729,000	702
Barclays Commercial Mortgage Securities LLC, Series 2019-C3, Class A3 3.319%, 5/15/52	2,545,000	2,293
BBCMS Mortgage Trust, Series 2022-C18, Class A5 5.710%, (AFC), 12/15/55	1,023,000	1,070
Benchmark Mortgage Trust, Series 2022-B35, Class A5 4.445%, 5/15/55	816,000	780
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1 2.879%, (AFC), 7/25/49 144A S	1,225,510	1,127
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A1 2.724%, (AFC), 11/25/59 144A S	699,909	674
BX Commercial Mortgage Trust, Series 2021- VOLT, Class A 5.018%, (ICE LIBOR USD 1 Month plus 0.700%), 9/15/36 144A	6,842,000	6,591
BX Trust, Series 2021-XL2, Class A 5.007%, (ICE LIBOR USD 1 Month plus 0.689%), 10/15/38 144A	3,149,904	3,027
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class ASB 3.367%, 6/15/50	877,422	837
Citigroup Commercial Mortgage Trust, Series 2022-GC48, Class A5 4.580%, 6/15/55	2,008,000	1,934
Citigroup Mortgage Loan Trust, Series 2005-1, Class 3A1 6.500%, 4/25/35	83,113	80
COLT Mortgage Loan Trust, Series 2021-2, Class A1 0.924%, (AFC), 8/25/66 144A	2,226,093	1,756
COLT Mortgage Loan Trust, Series 2021-4, Class A1 1.397%, (AFC), 10/25/66 144A	2,436,622	1,979

Structured Products (48.5%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
COMM Mortgage Trust, Series 2013-CR10, Class A4 4.210%, (AFC), 8/10/46	52,000	52
COMM Mortgage Trust, Series 2013-CR11, Class A4 4.258%, 8/10/50	7,994,000	7,906
COMM Mortgage Trust, Series 2013-CR13, Class A4 4.194%, (AFC), 11/10/46	1,087,000	1,068
COMM Mortgage Trust, Series 2013-CR6, Class A4 3.101%, 3/10/46	2,168,063	2,161
COMM Mortgage Trust, Series 2014-UBS4, Class A4 3.420%, 8/10/47	2,348,000	2,271
COMM Mortgage Trust, Series 2015-LC19, Class A3 2.922%, 2/10/48	5,104,199	4,896
COMM Mortgage Trust, Series 2015-LC23, Class A3 3.521%, 10/10/48	1,230,000	1,167
CSAIL Commercial Mortgage Trust, Series 2021-C20, Class A3 2.804%, 3/17/54	902,000	751
CSMC Commercial Mortgage Trust, Series 2019-C16, Class A2 3.066%, 6/15/52	1,203,000	1,051
EQUS Mortgage Trust, Series 2021-EQAZ, Class A 5.073%, (ICE LIBOR USD 1 Month plus 0.755%), 10/15/38 144A	2,683,946	2,583
Fannie Mae REMICS, Series 2021-78, Class PA 2.500%, 11/25/51	2,070,428	1,801
Federal Home Loan Bank 2.000%, 11/1/40	264,406	225
2.000%, 1/1/41	1,611,544	1,368
2.000%, 4/1/41	1,769,737	1,507
2.000%, 7/1/41	2,599,405	2,191
2.000%, 11/1/41	3,232,404	2,725
2.000%, 12/1/41	7,952,410	6,703
2.000%, 1/1/42	1,947,294	1,641
2.000%, 2/1/42	15,293,185	12,891
2.000%, 3/1/42	1,063,069	896
2.000%, 4/1/42	4,173,594	3,518
2.000%, 5/1/42	1,824,401	1,538
2.000%, 2/1/47	1,150,764	942
2.000%, 12/1/51	946,138	775
2.500%, 4/1/42	920,674	801
2.500%, 5/1/42	4,168,095	3,619
2.500%, 6/1/42	1,421,769	1,229
2.500%, 2/1/52	756,441	645
2.500%, 3/1/52	2,507,142	2,133
Federal Home Loan Mortgage Corp. 2.000%, 4/1/42	5,218,664	4,399
2.000%, 8/1/42	3,088,491	2,603
2.305%, (ICE LIBOR USD 12 Month plus 1.650%), 3/1/43	459,262	469
2.317%, (ICE LIBOR USD 12 Month plus 1.642%), 8/1/43	312,222	315

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (48.5%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
2.357%, (ICE LIBOR USD 12 Month plus 1.635%), 7/1/43	202,457	204
2.447%, (ICE LIBOR USD 12 Month plus 1.637%), 9/1/45	3,743,035	3,781
2.500%, 8/1/51	1,069,301	912
2.500%, 9/1/51	7,048,568	6,061
2.500%, 1/1/52	7,048,016	6,001
2.509%, (ICE LIBOR USD 12 Month plus 1.632%), 11/1/43	333,406	335
2.542%, (ICE LIBOR USD 12 Month plus 1.646%), 10/1/43	644,988	651
2.556%, (ICE LIBOR USD 12 Month plus 1.606%), 9/1/43	159,278	160
2.703%, (ICE LIBOR USD 12 Month plus 1.611%), 10/1/43	380,295	382
2.814%, (ICE LIBOR USD 12 Month plus 1.640%), 5/1/49	1,030,523	999
2.874%, (ICE LIBOR USD 12 Month plus 1.723%), 1/1/44	696,208	707
3.000%, 9/1/46	3,166,338	2,838
3.000%, 11/1/48	1,167,748	1,043
3.314%, (ICE LIBOR USD 12 Month plus 1.687%), 9/1/47	1,916,244	1,943
3.457%, (ICE LIBOR USD 12 Month plus 1.638%), 3/1/49	1,724,478	1,712
3.500%, 6/1/46	1,488,170	1,377
3.500%, 10/1/46	1,236,951	1,151
3.574%, (US 30 Day Average SOFR plus 2.183%), 10/1/52	10,187,197	9,769
3.722%, (ICE LIBOR USD 12 Month plus 1.635%), 4/1/48	3,900,219	3,907
4.000%, 7/1/49	4,223,015	4,076
4.486%, (ICE LIBOR USD 12 Month plus 1.686%), 2/1/43	455,592	468
4.500%, 6/1/39	93,920	92
4.500%, 7/1/39	113,797	112
5.497%, (ICE LIBOR USD 12 Month plus 1.770%), 9/1/42	265,229	272
Federal Home Loan Mortgage Corp., Series 2012-264, Class 30 3.000%, 7/15/42	2,874,353	2,606
Federal Home Loan Mortgage Corp., Series 2017-4742, Class PA 3.000%, 10/15/47	2,173,520	1,971
Federal Home Loan Mortgage Corp., Series 2439, Class LH 6.000%, 4/15/32	161,455	164
Federal Home Loan Mortgage Corp., Series 4205, Class PA 1.750%, 5/15/43	967,531	816
Federal Home Loan Mortgage Corp., Series 4880, Class DA 3.000%, 5/15/50	1,965,873	1,791
Federal Home Loan Mortgage Corp., Series 5091, Class AB 1.500%, 3/25/51	3,565,249	2,922
Federal Home Loan Mortgage Corp., Series 5119, Class AB 1.500%, 8/25/49	1,756,092	1,419

Structured Products (48.5%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Federal Home Loan Mortgage Corp., Series 5203, Class G 2.500%, 11/25/48	1,185,283	1,035
Federal National Mortgage Association 1.500%, 10/1/41	9,192,539	7,520
1.500%, 11/1/41	26,536,182	21,708
1.615%, (US 30 Day Average SOFR plus 2.211%), 12/1/51	933,911	834
2.000%, 11/1/40	211,059	180
2.000%, 12/1/40	16,932,344	14,420
2.000%, 1/1/41	10,194,993	8,600
2.000%, 5/1/41	3,105,671	2,645
2.000%, 6/1/41	812,155	692
2.000%, 7/1/41	12,941,697	10,909
2.000%, 8/1/41	932,930	786
2.000%, 10/1/41	4,817,904	4,103
2.000%, 1/1/42	5,758,229	4,854
2.000%, 2/1/42	40,530,593	34,164
2.000%, 3/1/42	11,532,286	9,721
2.000%, 4/1/42	2,477,884	2,089
2.000%, 5/1/42	4,323,451	3,644
2.000%, 8/1/42	2,745,492	2,314
2.000%, 11/1/42	1,230,376	1,048
2.000%, 1/1/47	1,344,773	1,103
2.000%, 3/1/47	9,538,984	7,819
2.000%, 12/1/50	9,889,911	8,086
2.259%, (ICE LIBOR USD 12 Month plus 1.560%), 6/1/43	259,571	263
2.442%, (ICE LIBOR USD 12 Month plus 1.565%), 3/1/43	124,410	128
2.500%, 12/1/35	7,020,027	6,442
2.500%, 5/1/36	4,003,532	3,674
2.500%, 6/1/36	5,093,386	4,673
2.500%, 12/1/40	4,501,135	3,959
2.500%, 5/1/41	4,539,110	3,992
2.500%, 8/1/41	2,290,459	2,002
2.500%, 2/1/42	2,669,807	2,348
2.500%, 4/1/42	6,415,738	5,579
2.500%, 5/1/42	3,378,240	2,934
2.500%, 6/1/42	3,033,075	2,638
2.500%, 12/1/47	6,273,093	5,549
2.500%, 10/1/50	4,093,052	3,529
2.500%, 6/1/51	2,837,302	2,428
2.500%, 9/1/51	3,241,601	2,768
2.500%, 12/1/51	17,769,257	15,173
2.500%, 3/1/52	3,067,653	2,613
2.934%, (ICE LIBOR USD 12 Month plus 1.583%), 1/1/46	2,255,764	2,287
3.000%, 11/1/42	2,339,257	2,128
3.000%, 1/1/43	2,485,595	2,240
3.000%, 2/1/43	13,271,230	12,047
3.000%, 7/1/43	1,795,465	1,632
3.000%, 8/1/43	2,482,892	2,256
3.000%, 12/1/43	2,387,349	2,172
3.000%, 2/1/44	2,424,037	2,206
3.000%, 2/1/45	3,942,382	3,580
3.000%, 10/1/46	3,428,645	3,069
3.000%, 11/1/46	6,706,146	6,018
3.000%, 12/1/46	9,712,292	8,720
3.000%, 1/1/47	3,559,835	3,182

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (48.5%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
3.000%, 2/1/47	8,205,640	7,433
3.000%, 2/1/48	1,724,599	1,544
3.000%, 12/1/48	5,042,836	4,501
3.000%, 10/1/49	29,550,168	26,826
3.000%, 2/1/50	23,288,485	20,910
3.000%, 5/1/50	7,307,338	6,574
3.000%, 7/1/50	14,330,109	12,866
3.000%, 2/1/55	1,302,942	1,160
3.000%, 7/1/60	16,057,438	14,048
3.147%, (ICE LIBOR USD 12 Month plus 1.579%), 10/1/43	897,928	906
3.404%, (ICE LIBOR USD 12 Month plus 1.579%), 6/1/45	826,482	831
3.500%, 11/1/42	1,253,408	1,173
3.500%, 12/1/43	6,174,287	5,737
3.500%, 2/1/46	3,128,068	2,922
3.500%, 7/1/47	15,588,091	14,592
3.500%, 7/1/48	990,310	916
3.500%, 6/1/49	17,426,579	16,118
3.500%, 7/1/49	9,690,575	8,958
3.500%, 4/1/50	8,936,187	8,304
3.684%, (US 30 Day Average SOFR plus 2.370%), 8/1/52	2,159,726	2,057
3.963%, (US 30 Day Average SOFR plus 2.120%), 8/1/52	852,200	813
4.000%, 9/1/33	793,605	778
4.000%, 3/1/35	15,590,874	15,216
4.000%, 10/1/37	9,002,843	8,782
4.000%, 6/1/38	1,280,119	1,239
4.000%, 9/1/45	499,190	487
4.000%, 1/1/46	2,497,779	2,439
4.000%, 2/1/47	1,374,462	1,321
4.000%, 4/1/47	623,098	599
4.000%, 10/1/47	482,353	468
4.000%, 7/1/48	7,819,881	7,490
4.000%, 12/1/48	1,266,609	1,232
4.000%, 2/1/49	2,174,383	2,090
4.000%, 5/1/49	1,241,801	1,196
4.000%, 12/1/49	1,252,919	1,204
4.000%, 8/1/59	1,623,081	1,547
4.155%, (US 30 Day Average SOFR plus 2.132%), 10/1/52	7,221,533	7,072
4.168%, (US 30 Day Average SOFR plus 2.120%), 7/1/52	3,344,288	3,216
4.224%, (US 30 Day Average SOFR plus 2.370%), 9/1/52	991,200	961
4.250%, (US 30 Day Average SOFR plus 2.127%), 11/1/52	2,548,567	2,501
4.317%, (US 30 Day Average SOFR plus 2.125%), 8/1/52	3,847,439	3,758
4.352%, (US 30 Day Average SOFR plus 2.124%), 7/1/52	3,720,582	3,638
4.500%, 6/1/41	92,802	92
4.500%, 3/1/43	1,234,537	1,224
4.500%, 10/1/45	1,923,672	1,890
4.500%, 2/1/46	67,806	67
4.500%, 7/1/48	1,997,879	1,979
4.500%, 11/1/48	930,859	925
4.622%, (US 30 Day Average SOFR plus 2.127%), 8/1/52	4,321,029	4,263

Structured Products (48.5%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
4.645%, (US 30 Day Average SOFR plus 2.122%), 8/1/52	3,174,801	3,110
4.651%, (US 30 Day Average SOFR plus 2.131%), 8/1/52	3,408,684	3,367
4.663%, (US 30 Day Average SOFR plus 2.122%), 12/1/52	2,636,407	2,619
5.000%, 7/1/44	127,467	129
5.500%, 9/1/52	2,866,257	2,963
6.119%, (ICE LIBOR USD 12 Month plus 1.639%), 1/1/43	207,582	213
6.500%, 11/1/52	1,308,210	1,373
6.500%, 12/1/52	874,557	923
Federal National Mortgage Association Stripped, Series 414, Class A35 3.500%, 10/25/42 PO	2,458,808	2,295
Federal National Mortgage Association, Series 2012-151, Class NX 1.500%, 1/25/43	1,061,491	898
Federal National Mortgage Association, Series 2013-11, Class AP 1.500%, 1/25/43	3,666,151	3,247
Federal National Mortgage Association, Series 2013-43, Class BP 1.750%, 5/25/43	1,222,645	1,060
Federal National Mortgage Association, Series 2015-84, Class PA 1.700%, 8/25/33	4,225,396	3,820
Federal National Mortgage Association, Series 2016-48, Class MA 2.000%, 6/25/38	4,235,467	3,814
Federal National Mortgage Association, Series 2016-57, Class PC 1.750%, 6/25/46	8,295,223	6,889
Federal National Mortgage Association, Series 2017-13, Class PA 3.000%, 8/25/46	1,310,500	1,189
Federal National Mortgage Association, Series 2017-M7, Class A2 2.961%, (AFC), 2/25/27	957,493	900
Federal National Mortgage Association, Series 2018-14, Class KC 3.000%, 3/25/48	2,572,799	2,396
Federal National Mortgage Association, Series 2018-8, Class KL 2.500%, 3/25/47	1,391,319	1,216
Federal National Mortgage Association, Series 2018-85, Class FE 4.689%, (ICE LIBOR USD 1 Month plus 0.300%), 12/25/48	4,222,222	4,122
Federal National Mortgage Association, Series 2019-25, Class PA 3.000%, 5/25/48	2,766,722	2,511
Federal National Mortgage Association, Series 2020-45, Class JL 3.000%, 7/25/40	3,103,845	2,803
Federal National Mortgage Association, Series 2020-48, Class AB 2.000%, 7/25/50	1,462,506	1,232
Federal National Mortgage Association, Series 2020-48, Class DA 2.000%, 7/25/50	4,415,585	3,778

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (48.5%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Federal National Mortgage Association, Series 2021-27, Class EC 1.500%, 5/25/51	6,148,591	5,025
Federal National Mortgage Association, Series 2021-78, Class ND 1.500%, 11/25/51	3,567,608	2,920
Federal National Mortgage Association, Series 2022-11, Class A 2.500%, 7/25/47	5,821,849	5,252
Federal National Mortgage Association, Series 2022-28, Class CA 2.000%, 1/25/48	2,202,917	1,937
Federal National Mortgage Association, Series 2022-M13, Class A2 2.593%, (CSTR), 6/25/32	2,133,000	1,801
Freddie Mac Non Gold Pool 3.888%, (US 30 Day Average SOFR plus 2.241%), 12/1/52	1,884,273	1,822
3.912%, (US 30 Day Average SOFR plus 2.130%), 7/1/52	1,449,177	1,390
3.989%, (US 30 Day Average SOFR plus 2.140%), 8/1/52	1,936,992	1,844
4.119%, (US 30 Day Average SOFR plus 2.380%), 9/1/52	994,246	958
4.301%, (US 30 Day Average SOFR plus 2.130%), 7/1/52	1,734,740	1,686
Freddie Mac, Series 1582, Class M 2.500%, 5/25/49	1,843,081	1,623
Freddie Mac, Series 5178, Class TP 2.500%, 4/25/49	2,931,320	2,513
Freddie Mac, Series 5201, Class CA 2.500%, 7/25/48	2,672,121	2,378
Freddie Mac, Series 5202, Class LA 2.500%, 5/25/49	2,661,426	2,295
Freddie Mac, Series 5217, Class CD 2.500%, 7/25/49	2,327,493	2,116
Freddie Mac, Series K144, Class A2 2.450%, 4/25/32	2,668,000	2,254
Freddie Mac, Series K145, Class A2 2.580%, 6/25/55	2,668,000	2,277
Freddie Mac, Series K146, Class A2 2.920%, 6/25/54	5,087,000	4,471
Freddie Mac, Series K147, Class A2 3.000%, (AFC), 6/25/32	5,087,000	4,500
Freddie Mac, Series KG07, Class A2 3.123%, (AFC), 8/25/32	2,665,000	2,378
Government National Mortgage Association 2.500%, 12/20/49	5,188,698	4,590
2.500%, 12/20/51	9,565,229	8,297
2.500%, 1/20/52	14,550,561	12,322
3.000%, 6/20/43	2,394,663	2,152
3.000%, 8/20/43	777,414	698
3.000%, 10/20/46	415,159	370
3.000%, 12/20/46	2,126,494	1,892
3.000%, 1/20/47	667,753	594
3.000%, 3/20/47	1,549,519	1,378
3.000%, 4/20/47	2,111,757	1,879
3.000%, 7/20/47	755,742	672
3.000%, 8/20/47	924,049	822
3.000%, 9/20/47	492,899	438

Structured Products (48.5%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
3.000%, 11/15/47	7,209,526	6,582
3.000%, 11/20/47	1,574,107	1,400
3.000%, 12/20/47	151,458	135
3.000%, 1/20/48	898,701	799
3.000%, 2/20/48	736,393	655
3.000%, 3/20/48	232,121	207
3.000%, 10/20/50	6,285,277	5,614
3.500%, 1/20/48	1,288,492	1,200
4.000%, 6/20/47	9,049,853	8,688
4.000%, 3/20/48	357,022	340
4.000%, 4/20/48	1,220,190	1,162
4.500%, 8/15/47	212,507	211
4.500%, 6/20/48	1,516,181	1,491
4.500%, 2/20/49	1,506,124	1,442
5.000%, 12/20/39	64,870	65
5.000%, 3/20/48	2,519,424	2,543
5.000%, 5/20/48	1,183,933	1,185
5.000%, 6/20/48	3,617,911	3,610
5.000%, 7/20/48	767,542	767
5.000%, 8/20/48	1,158,671	1,155
5.000%, 12/20/48	780,772	782
5.000%, 1/20/49	1,517,737	1,511
5.000%, 2/20/49	82,465	84
5.000%, 3/20/49	424,650	432
Government National Mortgage Association TBA 2.500%, 1/23/53	10,200,000	8,837
4.000%, 1/1/47	2,900,000	2,744
Government National Mortgage Association, Series 2012-141, Class WA 4.523%, 11/16/41	443,427	435
Government National Mortgage Association, Series 2017-167, Class BQ 2.500%, 8/20/44	1,345,072	1,224
Government National Mortgage Association, Series 2021-23, Class MG 1.500%, 2/20/51	4,215,707	3,466
Government National Mortgage Association, Series 2021-27, Class BD 5.000%, 2/20/51	1,622,997	1,628
Government National Mortgage Association, Series 2021-27, Class CW 5.001%, 2/20/51	2,391,287	2,367
Government National Mortgage Association, Series 2021-27, Class NT 5.000%, 2/20/51	1,886,353	1,837
Government National Mortgage Association, Series 2021-27, Class Q 5.000%, 2/20/51	1,628,624	1,590
Government National Mortgage Association, Series 2021-8, Class CY 5.000%, 1/20/51	1,698,144	1,680
Government National Mortgage Association, Series 2022-107, Class C 2.500%, 6/20/51	7,705,247	6,494
Government National Mortgage Association, Series 2022-205, Class A 2.000%, 9/20/51	2,813,000	2,247
Government National Mortgage Association, Series 2022-50, Class DC 2.500%, 8/20/51	2,340,889	2,008

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (48.5%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
GS Mortgage Securities Trust, Series 2013- GC14, Class A5 4.243%, 8/10/46	1,372,000	1,358
GS Mortgage Securities Trust, Series 2014- GC18, Class A4 4.074%, 1/10/47	3,116,000	3,049
GS Mortgage Securities Trust, Series 2015- GC32, Class A3 3.498%, 7/10/48	1,189,118	1,134
GS Mortgage Securities Trust, Series 2020- GC47, Class A5 2.377%, 5/12/53	1,131,000	934
GS Mortgage Securities Trust, Series 2020- GSA2, Class A4 1.721%, 12/12/53	3,499,000	2,745
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust, Series 2010-1, Class A1 5.314%, 1/25/51 144A	1,959,585	1,908
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4 4.166%, 12/15/46	2,999,000	2,957
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A3 3.392%, 12/15/49	674,000	623
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A5 3.663%, 7/15/45	2,231,000	2,212
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A4 4.198%, 1/15/47	695,000	684
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A4 3.669%, 9/15/47	907,854	878
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A3 2.912%, 10/15/48	4,546,591	4,316
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A5 3.821%, 7/15/48	1,895,000	1,805
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1 5.250%, 12/25/24	29,985	29
MED Trust, Series 2021-MDLN, Class A 5.268%, (ICE LIBOR USD 1 Month plus 0.950%), 11/15/38 144A	4,333,000	4,170
MFRA Trust, Series 2021-NQM2, Class A1 1.029%, (AFC), 11/25/64 144A	986,509	801
Morgan Stanley Capital I Trust, Series 2019- L2, Class A3 3.806%, 3/15/52	1,651,000	1,507
Morgan Stanley Capital I Trust, Series 2020- HR8, Class A3 1.790%, 7/15/53	1,911,000	1,518
New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1 2.492%, (AFC), 9/25/59 144A	450,713	406
NewRez Warehouse Securitization Trust, Series 2021-1, Class A 5.139%, (ICE LIBOR USD 1 Month plus 0.750%), 5/25/55 144A	6,429,000	6,327

Structured Products (48.5%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Residential Funding Mortgage Securities I, Series 2003-S18, Class A1 4.500%, 10/25/25	2,120	1
Starvest Emerging Markets CBO I, Series 2020-INV1, Class A1 1.027%, (AFC), 11/25/55 144A	678,136	624
Starwood Mortgage Residential Trust, Series 2020-1, Class A1 2.275%, (AFC), 2/25/50 144A	165,501	158
Starwood Mortgage Residential Trust, Series 2020-3, Class A1 1.486%, (AFC), 4/25/65 144A	747,154	684
Starwood Mortgage Residential Trust, Series 2021-1, Class A1 1.219%, (AFC), 5/25/65 144A	892,882	807
Starwood Mortgage Residential Trust, Series 2021-4, Class A1 1.162%, (AFC), 8/25/56 144A	2,300,039	1,847
Uniform Mortgage Backed Security TBA 2.000%, 4/1/46	7,206,254	5,924
2.500%, 5/1/46	1,050,803	906
6.000%, 1/12/53	12,000,000	12,177
6.500%, 1/12/53	17,800,000	18,227
6.500%, 2/13/53	32,300,000	33,024
Verus Securitization Trust, Series 2019-4, Class A1 2.642%, (AFC), 11/25/59 144A S	743,613	705
Verus Securitization Trust, Series 2019-INV2, Class A1 2.913%, (AFC), 7/25/59 144A	390,077	376
Verus Securitization Trust, Series 2019-INV3, Class A1 2.692%, (AFC), 11/25/59 144A	349,236	328
Verus Securitization Trust, Series 2020-1, Class A1 2.417%, (AFC), 1/25/60 144A S	163,175	154
Verus Securitization Trust, Series 2020-2, Class A1 2.226%, (AFC), 5/25/60 144A	555,868	533
Verus Securitization Trust, Series 2020-5, Class A1 1.218%, (AFC), 5/25/65 144A S	331,082	300
Verus Securitization Trust, Series 2021-1, Class A1 0.815%, (AFC), 1/25/66 144A	1,136,986	948
Verus Securitization Trust, Series 2021-2, Class A1 1.031%, (AFC), 2/25/66 144A	2,157,992	1,792
Verus Securitization Trust, Series 2021-3, Class A1 1.046%, (AFC), 6/25/66 144A	1,620,480	1,294
Verus Securitization Trust, Series 2021-4, Class A1 0.938%, (AFC), 7/25/66 144A	1,987,290	1,529
Verus Securitization Trust, Series 2021-5, Class A1 1.013%, (AFC), 9/25/66 144A	6,875,635	5,489
Verus Securitization Trust, Series 2021-7, Class A1 1.829%, (AFC), 10/25/66 144A	3,060,005	2,568

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (48.5%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Verus Securitization Trust, Series 2021-8, Class A1 1.824%, (AFC), 11/25/66 144A	2,184,171	1,839
Verus Securitization Trust, Series 2021-R1, Class A1 0.820%, (AFC), 10/25/63 144A	984,459	879
Verus Securitization Trust, Series 2021-R3, Class A1 1.020%, (AFC), 5/25/64 144A	1,017,762	877

Structured Products (48.5%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Visio Trust, Series 2020-1R, Class A1 1.312%, 11/25/55 144A	735,213	661

Total		1,032,953

Total Structured Products (Cost: $1,427,139)		1,352,727

Total Investments (102.5%) (Cost: $3,108,782)@		2,855,177

Other Assets, Less Liabilities (-2.5%)		(68,561)

Net Assets (100.0%)		2,786,616

+	All par is stated in U.S. Dollar unless otherwise noted.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022 the value of these securities (in thousands) was $321,864 representing 11.6% of the net assets.

§

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. At December 31, 2022, the aggregate value of these securities was $840 (in thousands), representing 0.0% of net assets.

S	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $3,126,162 and the net unrealized depreciation of investments based on that cost was $270,985 which is comprised of $8,264 aggregate gross unrealized appreciation and $279,249 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Municipal Bonds	$-	$8,565	$-
Corporate Bonds	-	658,913	-
Governments	-	834,972	-
Structured Products	-	1,352,727	-
Total Assets:	$-	$2,855,177	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with preservation of capital and prudent investment management.	Invest in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises, and in derivatives designed to replicate such securities.	$100 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Long-Term U.S. Government Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. The Portfolio primarily invests in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or interest rate swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of investment grade fixed income instruments, such as corporate debt securities of U.S. issuers and mortgage- and asset-backed securities, or in preferred stocks. The Portfolio will normally have minimum average portfolio duration (a measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) of eight years and, for point of reference, the dollar-weighted average maturity of the Portfolio, under normal circumstances, is expected to be more than ten years. The Portfolio’s investments in fixed income securities are limited to investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the Portfolio to be of comparable quality.

MARKET OVERVIEW

During the twelve months ended December 31, 2022, geopolitics took center stage. Most assets experienced elevated volatility over the year as Russia’s invasion of Ukraine and the subsequent imposition of financial sanctions added stress to already fragile global supply chains and raised concerns about commodity supplies. This amplified inflationary fears and contributed to more hawkish stances from central banks, higher global yields and flattening curves.

Risk assets were challenged throughout the first half of the year, with both equities and bonds moving significantly lower given ongoing concerns over the conflict between Russia and Ukraine. Developed market central banks maintained their hawkish stance to combat historic levels of inflation. Most notably, in the U.S., the Consumer Price Index (“CPI”) peaked at 8.6% year-on-year in May 2022. In response to rising inflation, the Federal Reserve (the “Fed”) increased interest rates seven times during the year.

Despite signs of slowing global growth heading into the second half of 2022, the Fed continued to hike its policy rate aggressively to address inflationary risks. Performance was challenged for both “safe-haven” and risk assets as global yields rose sharply through the summer months and sentiment waned, leading to increased recessionary risks and heightened volatility. Amidst broader market volatility, market correlations were positive as global equities, fixed income and commodities experienced sharp declines.

Easing developed market inflation prints prompted optimism and contributed to gains in global risk assets toward the end of the year. However, with labor market data generally exhibiting continued resilience, global central banks adopted more hawkish messaging than expected in December 2022. Following a 75 bps policy rate hike in November, the Fed adjusted its policy rate upward by 50 bps in December.

PORTFOLIO RESULTS

The Portfolio returned (29.53%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the Bloomberg® Long-Term U.S. Treasury Index (the “Index”), returned (29.26%). (This Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Morningstar® Inc., an independent mutual fund ranking agency, the average return in 2022 of the Long Government Funds peer group was (33.36%).

U.S. interest rate positioning contributed to the Portfolio’s relative performance for the period. The Portfolio’s duration positioning was partially implemented through the use of futures, interest rate swaps and options. Within spread sectors, exposure to Agency MBS contributed to performance.

Long-Term U.S. Government Bond Portfolio (unaudited)

In contrast, exposure to out-of-benchmark Agency securities and commercial mortgage-backed securities (CMBS) detracted from performance.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

We expect a modest recession in 2023 across developed markets as central banks continue to combat inflation, yet uncertainties remain. Tighter financial conditions will likely cool inflation and lead to a recession across developed markets, which should be modest but not painless as unemployment will probably rise. We expect a yield range of about 3.25% to 4.25% for the 10-year U.S. Treasury in our baseline and broader ranges across scenarios for 2023, with a view of being neutral on duration or having a tactical underweight position at current levels. We expect Euro area and U.K. headline inflation to peak just above 10% in the fourth quarter of 2022, while U.S. CPI inflation likely peaked near 9% in mid-2022. Our baseline view is that recessions in 2023 will be modest, although we are preparing for a range of possible outcomes.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Long-Term U.S. Government Bond Portfolio	-29.53%	-2.80%	0.04%
Bloomberg® Long-Term Treasury Index	-29.26%	-2.20%	0.60%
Morningstar® US Insurance Fund Long Government Average	-33.36%	-3.80%	-0.51%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may invest in securities that are issued or guaranteed by the U.S. Government or its agencies, and in derivatives designed to replicate such securities. This guarantee provides for the timely repayment of the principal and interest as applicable under the terms of the instrument, if it is held to maturity, and does not apply to derivative securities held by the Portfolio. A guarantee by the U.S. Government or its agencies does not eliminate market risk.

The Portfolio may also use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. Government bond funds that do not use derivatives. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Long-Term U.S. Government Bond Portfolio (unaudited)

Top 10 Holdings 12/31/22

Security Description	% of Net Assets
US Treasury, Various	103.4%
Resolution Funding Corp. Stripped, Various	3.8%
Federal Home Loan Mortgage Corp., Series 4387, Class AZ, 4%, 9/15/44	2.3%
Federal Home Loan Mortgage Corp., Series 4092, Class AY, 3%, 8/15/32	2.0%
US Treasury Inflation Index Bond, 0.625%, 7/15/32	1.1%
Government National Mortgage Association TBA, 4%, 1/23/53	0.8%
Federal National Mortgage Association, Series 2016-61, Class ML, 3%, 9/25/46	0.8%
Federal Home Loan Mortgage Corp., Series 4398, Class ZX, 4%, 9/15/54	0.7%
VNDO Trust, Series 2016-350P, Class A, 3.805%, 1/10/35	0.7%
DBWF Mortgage Trust, Series 2016-85T, Class A, 3.791%, 12/10/36	0.7%

Sector Allocation 12/31/22

Sector	% of Net Assets
Governments	108.8%
Structured Products	18.1%
Corporate Bonds	0.4%
Short-Term Investments & Other Net Assets	-27.3%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 10% of the Portfolio is invested in securities rated A by Moody’s or S&P and no more than 25% of the Portfolio is invested in securities rated Aa by Moody’s or AA by S&P.

Long-Term U.S. Government Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Corporate Bonds (0.4%)	Shares/ Par +	Value $ (000’s)

Industrial (0.4%)
Vessel Management Services, Inc. 3.432%, 8/15/36	389,000	350

Total		350

Total Corporate Bonds (Cost: $389)		350

Governments (108.8%)

Governments (108.8%)
Federal National Mortgage Association 5.625%, 4/17/28	100,000	107
Resolution Funding Corp. Stripped 0.000%, 4/15/30 PO	4,800,000	3,482
0.000%, 4/15/28 IO	400,000	318
Tennessee Valley Authority Stripped 0.000%, 5/1/30 PO	500,000	363
US Treasury 1.125%, 5/15/40	6,790,000	4,250
1.125%, 8/15/40	65,580,000	40,726
1.375%, 11/15/40	11,200,000	7,281
1.375%, 8/15/50	3,300,000	1,834
1.625%, 11/15/50	400,000	238
1.875%, 2/15/41	1,900,000	1,343
1.875%, 11/15/51	21,760,000	13,782
2.000%, 2/15/50	12,920,000	8,533
2.000%, 8/15/51	4,300,000	2,816
2.375%, 5/15/51	2,300,000	1,650
2.500%, 2/15/45	1,470,000	1,107
2.500%, 2/15/46	940,000	703
2.875%, 5/15/49	1,350,000	1,086
3.000%, 11/15/44	1,620,000	1,337
3.000%, 5/15/45	1,620,000	1,335
3.000%, 11/15/45	370,000	304
3.000%, 2/15/48	330,000	271
3.000%, 8/15/48 b	700,000	575
3.000%, 8/15/52	4,500,000	3,708
3.125%, 8/15/44	1,620,000	1,369
3.125%, 5/15/48	2,430,000	2,042
3.375%, 8/15/42	6,500,000	5,809
4.000%, 11/15/42	1,000,000	979
US Treasury Inflation Index Bond 0.625%, 7/15/32	1,230,540	1,127
US Treasury Stripped 0.000%, 8/15/34 IO	850,000	526

Total		109,001

Total Governments
(Cost: $155,569)		109,001

Structured Products (18.1%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities (0.3%)
ECMC Group Student Loan Trust, Series 2018-1A, Class A 5.139%, (ICE LIBOR USD 1 Month plus 0.750%), 2/27/68 144A	53,518	51
Hertz Vehicle Financing LLC, Series 2022-2A, Class A 2.330%, 6/26/28 144A	300,000	263
Massachusetts Educational Financing Authority, Series 2008-1, Class A1 5.308%, (ICE LIBOR USD 3 Month plus 0.950%), 4/25/38	23,134	23

Total		337

Mortgage Securities (17.8%)
BWAY Mortgage Trust, Series 2013-1515, Class A2 3.454%, 3/10/33 144A	300,000	280
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A 2.778%, (CSTR), 11/10/31 144A	600,000	578
COMM Mortgage Trust, Series 2016-667M, Class A 3.140%, 10/10/36 144A	700,000	611
COMM Mortgage Trust, Series 2018-HOME, Class A 3.815%, (CSTR, AFC), 4/10/33 144A	200,000	182
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR18, Class 2A3 3.139%, (CSTR), 7/25/33	269	-	π
DBWF Mortgage Trust, Series 2016-85T, Class A 3.791%, 12/10/36 144A	800,000	721
Extended Stay America Trust, Series 2021- ESH, Class A 5.398%, (ICE LIBOR USD 1 Month plus 1.080%), 7/15/38 144A	390,477	379
Federal Home Loan Mortgage Corp., Series 2752, Class EZ 5.500%, 2/15/34	113,306	114
Federal Home Loan Mortgage Corp., Series 3759, Class FB 4.818%, (ICE LIBOR USD 1 Month plus 0.500%), 11/15/40	21,717	21
Federal Home Loan Mortgage Corp., Series 4092, Class AY 3.000%, 8/15/32	2,200,000	2,016
Federal Home Loan Mortgage Corp., Series 4387, Class AZ 4.000%, 9/15/44	2,419,750	2,292
Federal Home Loan Mortgage Corp., Series 4398, Class ZX 4.000%, 9/15/54	831,352	742
Federal Home Loan Mortgage Corp., Series 4830, Class ZG 3.000%, 4/15/53	621,775	499

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

Structured Products (18.1%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Federal Home Loan Mortgage Corp., Series T-61, Class 1A1 3.448%, (Federal Reserve US 12 Month Cumulative Avg 1 year Constant Maturity plus 1.400%), 7/25/44	4,455	4
Federal National Mortgage Association 3.600%, 2/1/40	561,451	527
5.000%, 6/1/35	22,644	23
5.000%, 2/1/36	34,776	35
5.500%, 5/1/49	29,912	30
Federal National Mortgage Association, Series 2007-39, Class NZ 4.250%, 5/25/37	64,450	63
Federal National Mortgage Association, Series 2012-101, Class FC 4.889%, (ICE LIBOR USD 1 Month plus 0.500%), 9/25/42	26,760	26
Federal National Mortgage Association, Series 2016-61, Class ML 3.000%, 9/25/46	900,000	752
Freddie Mac Military Housing Bonds Resecuritization Trust, Series 2015-R1, Class A2 4.317%, (CSTR), 10/25/52 144A	562,137	528
Government National Mortgage Association TBA 4.000%, 1/23/53	800,000	757
Government National Mortgage Association, Series 2010-26, Class OW 02/20/40 PO	304,709	248
Government National Mortgage Association, Series 2010-75, Class OA 09/20/35 PO	197,556	164
GS Mortgage Securities Trust, Series 2015-590M, Class B 3.805%, (CSTR), 10/10/35 144A	300,000	267
Hilton USA Trust, Series 2016-HHV, Class A 3.719%, 11/5/38 144A	600,000	543

Structured Products (18.1%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Hilton USA Trust, Series 2016-HHV, Class C 4.194%, (CSTR), 11/5/38 144A	400,000	360
Merrill Lynch Mortgage Investors Trust, Series 2003-A4, Class 3A 2.969%, (CSTR, AFC), 5/25/33	594	1
Morgan Stanley Capital I Trust, Series 2021-230P, Class A 5.487%, (ICE LIBOR USD 1 Month plus 1.169%), 12/15/23 144A	200,000	191
MSSG Trust, Series 2017-237P, Class A 3.397%, 9/13/39 144A	700,000	614
New Residential Mortgage Loan Trust, Series 2020-RPL1, Class A1 2.750%, (AFC), 11/25/59 144A	103,776	95
Ready Capital Mortgage Financing LLC, Series 2022-FL8, Class A 5.594%, (US 30 Day Average SOFR plus 1.650%), 1/25/37 144A	200,000	194
Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1 4.999%, (ICE LIBOR USD 1 Month plus 0.660%), (AFC), 10/19/34	1,604	2
Towd Point Mortgage Trust, Series 2020-1, Class A2A 3.100%, (AFC), 1/25/60 144A	200,000	167
Uniform Mortgage Backed Security TBA 4.000%, 1/14/50	1,700,000	1,594
4.000%, 2/13/49	1,500,000	1,407
VNDO Trust, Series 2016-350P, Class A 3.805%, 1/10/35 144A	800,000	725
Worldwide Plaza Trust, Series 2017-WWP, Class A 3.526%, 11/10/36 144A	100,000	86

Total		17,838

Total Structured Products
(Cost: $19,865)		18,175

Total Investments (127.3%)
(Cost: $175,823)@		127,526

Other Assets, Less Liabilities (-27.3%)		(27,369)

Net Assets (100.0%)		100,157

Securities Sold Short

Description	Coupon	Maturity Date	Principal Amount (000’s)	Proceeds (000’s)	Value (000’s)
Uniform Mortgage Backed Security TBA	4.500%	1/14/50	$(4,600)	$(4,456)	$(4,426)

			$(4,600)	$(4,456)	$(4,426)

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
Five-Year US Treasury Note Future	Short	USD	17,400	174	3/23	$18,780	$(3)	$15
Ten-Year US Treasury Note Future	Long	USD	5,200	52	3/23	5,839	(14)	(7)
Two-Year US Treasury Note Future	Long	USD	10,200	51	3/23	10,459	(1)	(8)
Ultra Ten-Year US Treasury Note Future	Short	USD	11,300	113	3/23	13,366	48	7
US Treasury Long Bond Future	Short	USD	8,900	89	3/23	11,156	(4)	14

							$26	$21

Centrally Cleared Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
1-Day USD-SOFR Compounded-OIS	1.750%	10/53	1,700	USD	$(28)	$455	$427	$8
3-Month USD-LIBOR	0.750%	3/31	1,000	USD	8	211	219	3
3-Month USD-LIBOR	1.250%	6/41	3,110	USD	77	974	1,051	11

					$57	$1,640	$1,697	$22

Centrally Cleared Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
1-Day USD-SOFR Compounded-OIS	1.600%	10/28	9,000	USD	$15	$(752)	$(737)	$(15)
3-Month USD-LIBOR	1.000%	12/25	3,170	USD	45	(338)	(293)	(3)
3-Month USD-LIBOR	1.250%	12/50	1,400	USD	(122)	(451)	(573)	(6)

					$(62)	$(1,541)	$(1,603)	$(24)

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$22	$36	$58	$(24)	$(15)	$(39)	$-

Over the Counter Derivatives

Written Options

Description	Counterparty	Currency	Notional Par (000’s)	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Call - OTC Uniform Mortgage Backed Security TBA	J.P. Morgan Securities LLC	USD	2,600	$ 99.000	3/23	2,600,000	$(7)
Put - OTC Uniform Mortgage Backed Security TBA	J.P. Morgan Securities LLC	USD	2,600	97.000	3/23	2,600,000	(40)

(Premiums Received $41)							$(47)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	–	–	–	–	$ (47)	–	$ (47)

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

b	Part or all of the security has been pledged as collateral.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022 the value of these securities (in thousands) was $6,835 representing 6.8% of the net assets.

π	Amount is less than one thousand.

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $179,638 and the net unrealized depreciation of investments based on that cost was $56,465 which is comprised of $1,472 aggregate gross unrealized appreciation and $57,937 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Corporate Bonds	$-	$350	$-
Governments	-	109,001	-
Structured Products	-	18,175	-
Other Financial Instruments^
Futures	48	-	-
Interest Rate Swaps	-	1,697	-
Total Assets:	$48	$129,223	$-
Liabilities:
Other Financial Instruments^
Futures	(22)	-	-
Written Options	-	(47)	-
Interest Rate Swaps	-	(1,603)	-
Securities Sold Short	-	(4,426)	-
Total Liabilities:	$(22)	$(6,076)	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Total return using a strategy that seeks to protect against U.S. inflation.	Invest substantially all assets in investment grade debt securities, with a majority in inflation-indexed debt securities.	$424 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Inflation Protection Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests substantially all of its assets in investment grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury Securities (“TIPS”), inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by domestic and foreign corporations and governments and may include those located in emerging markets. The Portfolio also may invest in fixed income securities that are not inflation-indexed. Such investments may include other investment grade debt securities, including collateralized mortgage obligations, mortgage-backed securities, and asset-backed securities, including collateralized loan obligations, whether issued by the U.S. government, its agencies or instrumentalities, corporations or other non-governmental issuers, or foreign governments. Due to Internal Revenue Code (“IRC”) provisions and regulations governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity.

MARKET OVERVIEW

Fixed income investors faced a tumultuous year in which broad indices logged record losses. Decades-high inflation, hawkish Federal Reserve (the “Fed”) policy, soaring interest rates, economic uncertainty and geopolitical unrest created an unusual backdrop in which stock and bonds suffered steep losses.

Annual headline inflation (Consumer Price Index “CPI”) began the year on a rapid upswing and steadily rose to 9.1% in June 2022, a 41-year high, before moderating to 7.1% by November. The effects of massive government spending combined with supply chain disruptions, labor shortages, surging energy prices and rapid home price appreciation contributed to the elevated inflation rate. Meanwhile, longer-term inflation expectations (10-year inflation breakeven rate) rose from 2.56% at the end of 2021 to more than 3% in late April before falling to 2.3% by year-end.

With prices soaring, the Fed launched a rate-hiking campaign in March 2022. Following a 25 bps hike in March, policymakers lifted rates 50 bps in May, 75 bps in June, July, September and November, and 50 bps in December. With the Fed on an aggressive tightening path and economic growth outlooks fading, recession fears set in, which contributed to the decline in inflation breakeven rates.

Adding to the prevailing market challenges, Russia invaded Ukraine in late February 2022, triggering ongoing global market unrest and energy sector instability. Furthermore, following back-to-back quarterly declines in Gross Domestic Product (GDP), the U.S. economy entered a technical recession in the first half of 2022. Nevertheless, a still-strong labor market prevented the National Bureau of Economic Research from calling an official recession. GDP improved in the third quarter, advancing 3.2% (annualized).

Against this backdrop, yields soared, and most fixed income sectors delivered losses for the twelve-month period. The ten-year TIPS yield climbed from (1.04%) on December 31, 2021, to 1.58% a year later. The ten-year Treasury yield climbed 237 bps to 3.88%, while the two-year Treasury yield jumped 369 bps to 4.42%, leaving the nominal yield curve inverted. While bond losses were widespread, TIPS fared better than nominal Treasuries, corporate bonds and the Bloomberg® U.S. Aggregate Bond Index.

PORTFOLIO RESULTS

The Portfolio returned (12.96%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the Bloomberg® U.S. TIPS Index (the “Index”), returned (11.85%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2022 of the Inflation Protected Bonds Funds peer group was (12.30%).

Inflation Protection Portfolio (unaudited)

The Portfolio was fully invested in TIPS as allowed by IRC portfolio diversification regulations for insurance products (a maximum of 55%). The remainder of the Portfolio was invested mainly in securitized and investment grade corporate securities, which accounted for the underperformance relative to the Index. These credit-sensitive securities generally underperformed the all-TIPS Index.

To maximize inflation exposure while adhering to the IRC’s TIPS limit, the Portfolio used inflation swaps to create an inflation overlay for the corporate and securitized securities. This strategy boosted the Portfolio’s exposure to inflation and contributed positively to performance for the year.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We believe the annual inflation rate has probably peaked for the current economic cycle. We expect inflationary pressures to continue receding for goods but remain persistent for services, particularly shelter and rent. We believe core CPI ultimately will reset at a higher level than current market expectations, underscoring the continued importance of inflation-linked bonds.

Amid continuing macroeconomic uncertainty, we believe market volatility will remain heightened in the months ahead. Lingering geopolitical tensions will also further aggravate the investment backdrop. Accordingly, we remain cautious in our positioning, with a preference for higher quality securitized and corporate securities.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Inflation Protection Portfolio	-12.96%	1.54%	0.79%
Bloomberg® U.S. Treasury Inflation Protected Securities (TIPS) Index	-11.85%	2.11%	1.12%
Lipper® Variable Insurance Products (VIP) Inflation Protected Bonds Funds Average	-12.30%	1.45%	0.74%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Inflation Protection Portfolio (unaudited)

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

Top 10 Holdings 12/31/22

Security Description	% of Net Assets
US Treasury Inflation Index Bond, Various	52.5%
Federal Home Loan Mortgage Corp., 6.25%, 7/15/32	4.1%
Federal National Mortgage Association, 6.625%, 11/15/30	3.8%
Federal Home Loan Bank, 0.00%, 1/3/23	3.1%
Progress Residential Trust, Series 2021-SFR2, Class C, 1.997%, 4/19/38	1.0%
JPMorgan Chase & Co., Various	0.8%
Bank of America Corp., Various	0.8%
HSBC Holdings PLC, Various	0.8%
AT&T, Inc., Various	0.8%
FNB Corp., 2.2%, 2/24/23	0.6%

Sector Allocation 12/31/22

Sector	% of Net Assets
Governments	60.7%
Structured Products	17.6%
Corporate Bonds	15.7%
Short-Term Investments & Other Net Assets	5.8%
Municipal Bonds	0.2%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities.

Inflation Protection Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Corporate Bonds (15.7%)	Shares/ Par +	Value $ (000’s)

Communications (2.0%)
Amazon.com, Inc. 4.600%, 12/1/25	2,170,000	2,165
AT&T, Inc. 0.900%, 3/25/24	1,459,000	1,386
4.350%, 3/1/29	1,471,000	1,399
4.900%, 8/15/37	477,000	438
Paramount Global 4.950%, 1/15/31	235,000	209
Sky, Ltd. 3.750%, 9/16/24 144A	2,045,000	1,996
Verizon Communications, Inc. 4.329%, 9/21/28	1,081,000	1,039

Total		8,632

Consumer, Cyclical (1.7%)
British Airways Pass-Through Trust, Series 2020-1, Class A 2.900%, 9/15/36 144A	98,402	80
The Home Depot, Inc. 2.700%, 4/15/25	552,000	529
Honda Motor Co., Ltd. 2.271%, 3/10/25	1,550,000	1,467
Lennar Corp. 4.750%, 5/30/25	870,000	864
Lowe’s Companies, Inc. 3.350%, 4/1/27	897,000	842
Magallanes, Inc. 3.755%, 3/15/27 144A	314,000	283
O’Reilly Automotive, Inc. 4.700%, 6/15/32	860,000	831
Toyota Motor Credit Corp. 2.500%, 3/22/24	2,218,000	2,151

Total		7,047

Consumer, Non-cyclical (1.6%)
AbbVie, Inc. 2.950%, 11/21/26	800,000	744
Block Financial LLC 3.875%, 8/15/30	530,000	464
Colgate-Palmolive Co. 3.100%, 8/15/27	1,257,000	1,188
Roche Holdings, Inc. 2.314%, 3/10/27 144A	1,270,000	1,157
Thermo Fisher Scientific, Inc. 1.215%, 10/18/24	2,570,000	2,412
Zoetis, Inc. 2.000%, 5/15/30	980,000	795

Total		6,760

Energy (0.7%)
Exxon Mobil Corp. 2.709%, 3/6/25	2,560,000	2,448
Petroleos Mexicanos 3.500%, 1/30/23	130,000	129

Corporate Bonds (15.7%)	Shares/ Par +	Value $ (000’s)

Energy continued
6.700%, 2/16/32	243,000	191

Total		2,768

Financial (7.3%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.150%, 10/29/23	658,000	633
1.650%, 10/29/24	150,000	138
6.500%, 7/15/25	706,000	715
American Tower Corp. 3.650%, 3/15/27	272,000	254
Athene Global Funding 1.985%, 8/19/28 144A	199,000	160
Banco Santander SA 3.496%, 3/24/25	1,600,000	1,541
Bank of America Corp. 2.884%, (ICE LIBOR USD 3 Month plus 1.190%), 10/22/30	512,000	428
3.419%, (ICE LIBOR USD 3 Month plus 1.040%), 12/20/28	939,000	850
3.458%, (ICE LIBOR USD 3 Month plus 0.970%), 3/15/25	2,210,000	2,151
Bank of Ireland Group PLC 2.029%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.100%), 9/30/27 144A	177,000	149
The Bank of Nova Scotia 5.250%, 12/6/24	1,730,000	1,733
BNP Paribas SA 2.819%, (ICE LIBOR USD 3 Month plus 1.111%), 11/19/25 144A	1,535,000	1,454
BOC Aviation USA Corp. 1.625%, 4/29/24 144A	696,000	661
Broadstone Net Lease LLC 2.600%, 9/15/31	182,000	136
Citigroup, Inc. 3.520%, (ICE LIBOR USD 3 Month plus 1.151%), 10/27/28	289,000	264
4.044%, (ICE LIBOR USD 3 Month plus 1.023%), 6/1/24	1,740,000	1,728
Discover Bank 4.682%, (USD 5 Year Swap Rate plus 1.730%), 8/9/28	1,705,000	1,636
DNB Bank ASA 2.968%, (US SOFR Index plus 0.810%), 3/28/25 144A	1,010,000	974
FS KKR Capital Corp. 4.250%, 2/14/25 144A	128,000	120
The Goldman Sachs Group, Inc. 1.757%, (US SOFR plus 0.730%), 1/24/25	1,139,000	1,090
1.948%, (US SOFR plus 0.913%), 10/21/27	356,000	311
2.640%, (US SOFR plus 1.114%), 2/24/28	355,000	316
3.814%, (ICE LIBOR USD 3 Month plus 1.158%), 4/23/29	119,000	109
Golub Capital BDC, Inc. 2.500%, 8/24/26	181,000	154

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Corporate Bonds (15.7%)	Shares/ Par +	Value $ (000’s)

Financial continued
HSBC Holdings PLC 0.732%, (US SOFR plus 0.534%), 8/17/24	670,000	646
1.162%, (US SOFR plus 0.580%), 11/22/24	1,253,000	1,194
2.804%, (US SOFR plus 1.187%), 5/24/32	280,000	217
JPMorgan Chase & Co. 1.578%, (US SOFR plus 0.885%), 4/22/27	330,000	290
2.069%, (US SOFR plus 1.015%), 6/1/29	1,094,000	914
2.522%, (US SOFR plus 2.040%), 4/22/31	683,000	559
2.947%, (US SOFR plus 1.170%), 2/24/28	271,000	245
5.546%, (US SOFR plus 1.070%), 12/15/25	1,500,000	1,500
Lloyds Banking Group PLC 4.716%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.750%), 8/11/26	710,000	695
Morgan Stanley 0.529%, (US SOFR plus 0.455%), 1/25/24	1,288,000	1,279
0.790%, (US SOFR plus 0.525%), 5/30/25	490,000	456
2.484%, (US SOFR plus 1.360%), 9/16/36	177,000	128
National Australia Bank, Ltd. 2.332%, 8/21/30 144A	332,000	253
Nationwide Building Society 1.000%, 8/28/25 144A	1,535,000	1,369
Royal Bank of Canada 4.240%, 8/3/27	905,000	882
Sammons Financial Group, Inc. 4.750%, 4/8/32 144A	203,000	170
SBL Holdings, LLC 5.125%, 11/13/26 144A	93,000	82
Swedbank AB 3.356%, 4/4/25 144A	1,160,000	1,114
UBS Group AG 1.494%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.850%), 8/10/27 144A	901,000	775
Wells Fargo & Co. 3.350%, (US SOFR plus 1.500%), 3/2/33	307,000	259
4.540%, (US SOFR plus 1.560%), 8/15/26	280,000	274

Total		31,006

Industrial (1.1%)
Canadian National Railway Co. 3.850%, 8/5/32	1,360,000	1,263
Caterpillar Financial Services Corp. 3.650%, 8/12/25	1,970,000	1,922
DAE Funding LLC 1.550%, 8/1/24 144A	116,000	108
Raytheon Technologies Corp. 4.125%, 11/16/28	1,240,000	1,187

Total		4,480

Technology (0.1%)
Fidelity National Information Services, Inc. 1.150%, 3/1/26	495,000	434

Total		434

Corporate Bonds (15.7%)	Shares/ Par +	Value $ (000’s)

Utilities (1.2%)
Ameren Corp. 1.950%, 3/15/27	1,470,000	1,293
Ameren Illinois Co. 3.850%, 9/1/32	238,000	221
Dominion Energy, Inc. 1.450%, 4/15/26	1,200,000	1,068
Duke Energy Florida LLC 1.750%, 6/15/30	400,000	318
Duke Energy Progress LLC 2.000%, 8/15/31	780,000	617
Essential Utilities, Inc. 2.704%, 4/15/30	370,000	311
NextEra Energy Capital Holdings, Inc. 5.000%, 7/15/32	980,000	961
Sempra Energy 3.300%, 4/1/25	507,000	486

Total		5,275

Total Corporate Bonds
(Cost: $69,821)		66,402

Governments (60.7%)

Governments (60.7%)
Federal Home Loan Mortgage Corp. 6.250%, 7/15/32	14,850,000	17,320
Federal National Mortgage Association 6.625%, 11/15/30	13,650,000	16,007
Tennessee Valley Authority 4.700%, 7/15/33	1,658,000	1,666
US Treasury Inflation Index Bond 0.125%, 1/15/30	23,278,815	20,909
0.125%, 7/15/30	15,863,757	14,203
0.125%, 1/15/31	14,880,580	13,215
0.125%, 7/15/31	6,114,625	5,403
0.125%, 1/15/32	12,361,695	10,827
0.125%, 2/15/51	8,869,875	5,706
0.125%, 2/15/52	107,040	69
0.125%, 4/15/26	4,431,258	4,166
0.125%, 7/15/26	5,656,105	5,330
0.125%, 10/15/26	10,904,500	10,221
0.250%, 2/15/50	6,397,680	4,309
0.250%, 7/15/29	663,993	608
0.375%, 1/15/27	12,828,816	12,097
0.375%, 7/15/27	10,049,408	9,471
0.500%, 1/15/28	9,060,000	8,519
0.625%, 7/15/32	9,383,783	8,595
0.625%, 2/15/43	8,618,666	6,948
0.625%, 1/15/26	13,982,546	13,422
0.750%, 2/15/42	10,279,267	8,598
0.750%, 2/15/45	18,499,856	14,948
0.750%, 7/15/28	1,780,605	1,696
0.875%, 2/15/47	3,950,048	3,235
0.875%, 1/15/29	10,620,720	10,118
1.000%, 2/15/46	3,709,832	3,148
1.000%, 2/15/48	1,389,591	1,168
1.000%, 2/15/49	2,899,983	2,421
1.375%, 2/15/44	9,819,110	9,112
1.750%, 1/15/28	1,557,451	1,556
2.000%, 1/15/26	3,678,185	3,674
2.125%, 2/15/41	3,498,257	3,703

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Governments (60.7%)	Shares/ Par +	Value $ (000’s)

Governments continued
2.375%, 1/15/27	849,603	867
2.500%, 1/15/29	992,320	1,035
3.625%, 4/15/28	2,763,450	3,012

Total		257,302

Total Governments
(Cost: $299,674)		257,302

Municipal Bonds (0.2%)

Municipal Bonds (0.2%)
Golden State Tobacco Securitization Corp. 2.746%, 6/1/34 RB	740,000	594
Santa Clara Valley Transportation Authority 5.876%, 4/1/32 RB	50,000	52

Total Municipal Bonds
(Cost: $802)		646

Structured Products (17.6%)

Asset Backed Securities (8.3%)
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B 2.482%, 8/15/46 144A	2,350,000	1,921
Ares XXXIX CLO, Ltd., Series 2016-39A, Class BR2 5.794%, (ICE LIBOR USD 3 Month plus 1.600%), 4/18/31 144A	2,000,000	1,914
Bean Creek CLO, Ltd., Series 2018-1A, Class AR 5.263%, (ICE LIBOR USD 3 Month plus 1.020%), 4/20/31 144A	1,500,000	1,470
Blackbird Capital Aircraft, Series 2021-1A, Class A 2.443%, 7/15/46 144A	851,758	699
BRE Grand Islander Timeshare Issuer, Series 2017-1A, Class A 2.940%, 5/25/29 144A	112,695	109
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2 4.940%, 1/25/52 144A CAD ∞	1,950,000	1,314
Dryden Senior Loan Fund, Series 2016-43A, Class B2R2 3.093%, 4/20/34 144A	2,000,000	1,603
FirstKey Homes Trust, Series 2020-SFR2, Class D 1.968%, 10/19/37 144A	1,000,000	876
Global SC Finance SRL, Series 2021-1A, Class A 1.860%, 4/17/41 144A	1,367,466	1,177
2.170%, 10/17/40 144A	881,404	781
Global SC Finance SRL, Series 2021-2A, Class A 1.950%, 8/17/41 144A	706,230	612
Goldentree Loan Opportunities X, Ltd., Series 2015-10A, Class AR 5.363%, (ICE LIBOR USD 3 Month plus 1.120%), 7/20/31 144A	1,125,000	1,111
Goodgreen Trust, Series 2020-1A, Class A 2.630%, 4/15/55 144A	627,019	516
Goodgreen Trust, Series 2021-1A, Class A 2.660%, 10/20/56 144A	439,788	357

Structured Products (17.6%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Greenwood Park CLO, Ltd., Series 2018-1A, Class A1 5.109%, (ICE LIBOR USD 3 Month plus 1.030%), 4/15/31 144A	1,500,000	1,463
Hilton Grand Vacations Trust, Series 2017-AA, Class A 2.660%, 12/26/28 144A	362,067	356
Hilton Grand Vacations Trust, Series 2019-AA, Class B 2.540%, 7/25/33 144A	638,787	595
J.G. Wentworth XLI LLC, Series 2018-1A, Class B 4.700%, 10/15/74 144A	385,766	321
KKR Financial CLO, Ltd., Series 2018-22A, Class A 5.393%, (ICE LIBOR USD 3 Month plus 1.150%), 7/20/31 144A	1,500,000	1,468
KKR Financial CLO, Ltd., Series 2022-1A, Class B 5.077%, (US SOFR 3 Month plus 2.600%), 7/20/31 144A	1,400,000	1,381
Magnetite CLO, Ltd., Series 2021-29A, Class B 5.479%, (ICE LIBOR USD 3 Month plus 1.400%), 1/15/34 144A	1,650,000	1,568
Mosaic Solar Loans LLC, Series 2021-1, Class A 1.510%, 12/20/46 144A	1,110,607	873
Palmer Square CLO, Ltd., Series 2018-1A, Class A1R2 5.209%, (ICE LIBOR USD 3 Month plus 1.130%), 1/17/31 144A	1,750,000	1,727
Progress Residential Trust, Series 2021-SFR1, Class D 1.805%, 4/17/38 144A	1,000,000	847
Progress Residential Trust, Series 2021-SFR2, Class C 1.997%, 4/19/38 144A	5,050,000	4,337
Progress Residential Trust, Series 2021-SFR8, Class E1 2.382%, 10/17/38 144A	550,000	452
Rockford Tower CLO, Ltd., Series 2020-1A, Class B 6.043%, (ICE LIBOR USD 3 Month plus 1.800%), 1/20/32 144A	1,350,000	1,299
ServiceMaster Brands, Series 2020-1, Class A2I 2.841%, 1/30/51 144A	1,228,125	984
Sierra Receivables Funding Co. LLC, Series 2019-3A, Class B 2.750%, 7/15/38 144A	794,831	749
Sierra Receivables Funding Co. LLC, Series 2021-A1, Class B 1.340%, 11/20/37 144A	1,454,754	1,331
Wellfleet CLO, Ltd., Series 2022-1A, Class B2 4.775%, 4/15/34 144A	1,250,000	1,093

Total		35,304

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Structured Products (17.6%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities (9.3%)
Agate Bay Mortgage Trust, Series 2015-7, Class A3 3.500%, (AFC), 10/25/45 144A	175,712	156
Agate Bay Mortgage Trust, Series 2016-1, Class A3 3.500%, (AFC), 12/25/45 144A	98,037	89
Angel Oak Mortgage Trust, Series 2019-4, Class A 3.301%, (AFC), 7/26/49 144A	17,960	18
Angel Oak Mortgage Trust, Series 2019-6, Class A3 2.927%, (AFC), 11/25/59 144A	238,620	226
Arroyo Mortgage Trust, Series 2021-1R, Class A2 1.483%, (CSTR, AFC), 10/25/48 144A	353,823	281
Arroyo Mortgage Trust, Series 2021-1R, Class A3 1.637%, (CSTR, AFC), 10/25/48 144A	272,172	217
BDS, Ltd., Series 2020-FL6, Class C 6.173%, (US 30 Day Average SOFR plus 2.365%), 9/15/35 144A	752,651	749
Bellemeade Re, Ltd., Series 2019-3A, Class M1C 6.339%, (ICE LIBOR USD 1 Month plus 1.950%), 7/25/29 144A	1,900,000	1,883
Bellemeade Re, Ltd., Series 2021-2A, Class M1C 5.778%, (US 30 Day Average SOFR plus 1.850%), 6/25/31 144A	2,108,000	1,928
Bellemeade Re, Ltd., Series 2021-3A, Class M1A 4.928%, (US 30 Day Average SOFR plus 1.000%), 9/25/31 144A	1,265,268	1,249
BX Commercial Mortgage Trust, Series 2021- VOLT, Class E 6.318%, (ICE LIBOR USD 1 Month plus 2.000%), 9/15/36 144A	1,200,000	1,116
BX Commercial Mortgage Trust, Series 2021- VOLT, Class F 6.718%, (ICE LIBOR USD 1 Month plus 2.400%), 9/15/36 144A	1,400,000	1,288
BX Trust, Series 2020-VIVA, Class D 3.549%, (CSTR), 3/11/44 144A	1,418,962	1,063
BXMT, Ltd., Series 2020-FL2, Class B 5.840%, (US 30 Day Average SOFR plus 1.515%), 2/15/38 144A	1,600,000	1,535
Chase Mortgage Finance Corp., Series 2021- CL1, Class M1 5.128%, (US 30 Day Average SOFR plus 1.200%), 2/25/50 144A	370,668	336
CHNGE Mortgage Trust, Series 2022-3, ClassA1 5.000%, (AFC), 5/25/67 144A	593,934	579
Connecticut Avenue Securities Trust, Series 2022-R03, Class 1M1 6.028%, (US 30 Day Average SOFR plus 2.100%), 3/25/42 144A	641,206	637
Credit Suisse Mortgage Trust, Series 2015- WIN1, Class A10 3.500%, (AFC), 12/25/44 144A	52,266	47

Structured Products (17.6%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Credit Suisse Mortgage Trust, Series 2019- ICE4, Class B 5.548%, (ICE LIBOR USD 1 Month plus 1.230%), 5/15/36 144A	875,000	859
Credit Suisse Mortgage Trust, Series 2019-ICE4, Class D 5.918%, (ICE LIBOR USD 1 Month plus 1.600%), 5/15/36 144A	2,155,000	2,110
Credit Suisse Mortgage Trust, Series 2021- NQM2, Class A3 1.538%, (AFC), 2/25/66 144A	300,243	239
Deephaven Residential Mortgage Trust, Series 2020-2, Class A3 2.856%, 5/25/65 144A	1,474,000	1,413
Deephaven Residential Mortgage Trust, Series 2021-3, Class A3 1.554%, (AFC), 8/25/66 144A	955,029	765
Extended Stay America Trust, Series 2021- ESH, Class E 7.168%, (ICE LIBOR USD 1 Month plus 2.850%), 7/15/38 144A	1,679,051	1,599
FARM Mortgage Trust, Series 2021-1, Class A 2.180%, (CSTR), 1/25/51 144A	2,121,218	1,722
Federal National Mortgage Association, Series 2018-C03, Class 1EB2 6.989%, (ICE LIBOR USD 1 Month plus 2.600%), 5/25/24	251,949	252
Imperial Fund Mortgage Trust, Series 2021- NQM1, Class A3 1.617%, (AFC), 6/25/56 144A	368,702	292
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-AON, Class A 4.128%, 7/5/31 144A	2,020,000	1,892
JP Morgan Mortgage Trust, Series 2014-5, Class A1 2.787%, (AFC), 10/25/29 144A	329,341	307
JP Morgan Mortgage Trust, Series 2016-1, Class A7 3.500%, 5/25/46 144A	606,313	538
JP Morgan Mortgage Trust, Series 2017-1, Class A2 3.449%, (AFC), 1/25/47 144A	301,263	260
New Residential Mortgage Loan Trust, Series 2020-NQM2, Class A2 2.891%, (AFC), 5/24/60 144A	1,383,000	1,195
Sequoia Mortgage Trust, Series 2017-7, Class A7 3.500%, (AFC), 10/25/47 144A	1,045,060	909
Sequoia Mortgage Trust, Series 2019-4, Class A7 3.500%, (AFC), 11/25/49 144A	2,303,806	2,008
SG Residential Mortgage Trust, Series 2021-1, Class A3 1.560%, (AFC), 7/25/61 144A	815,380	651
Shelter Growth CRE Issuer, Ltd., Series 2022- FL4, Class A 6.617%, (US SOFR 1 Month plus 2.296%), 6/19/37 144A	1,272,000	1,260
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E 3.000%, (AFC), 4/25/60 144A	2,503,000	2,196

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Structured Products (17.6%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Starwood Mortgage Residential Trust, Series 2021-1, Class A1 1.219%, (AFC), 5/25/65 144A	902,172	815
Verus Securitization Trust, Series 2020-1, Class A3 2.724%, (AFC), 1/25/60 144A S	896,194	841
Verus Securitization Trust, Series 2021-1, Class A3 1.155%, (AFC), 1/25/66 144A	779,638	623
Verus Securitization Trust, Series 2021-5, Class A3 1.373%, (AFC), 9/25/66 144A	947,437	718
Verus Securitization Trust, Series 2022-3, Class A3 4.130%, (CSTR, AFC), 2/25/67 144A	2,248,520	2,004
Vista Point Securitization Trust, Series 2020-2, Class A3 2.496%, (AFC), 4/25/65 144A	369,561	308

Total		39,173

Total Structured Products
(Cost: $83,006)		74,477

Short-Term Investments (3.9%)

Financial (0.9%)
FNB Corp. 2.200%, 2/24/23	2,505,000	2,492
HSBC Holdings PLC 3.600%, 5/25/23	1,280,000	1,272

Total		3,764

Governments (3.0%)
Federal Home Loan Bank 0.000%, 1/3/23	12,902,000	12,902

Total		12,902

Total Short-Term Investments
(Cost: $16,675)		16,666

Total Investments (98.1%)
(Cost: $469,978)@		415,493

Other Assets, Less Liabilities (1.9%)		8,055

Net Assets (100.0%)		423,548

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Exchange Traded or Centrally Cleared Derivatives

Total Return Swaps - Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin(000’s)
CPURNSA	1.777%	6/24	11,000	USD	$-	$1,265	$1,265	$20
CPURNSA	1.715%	6/24	7,400	USD	-	866	866	13
CPURNSA	1.860%	7/24	7,500	USD	-	819	819	8
CPURNSA	1.858%	8/24	12,700	USD	-	1,388	1,388	13
CPURNSA	2.073%	8/27	3,500	USD	-	420	420	1
CPURNSA	2.145%	11/27	5,000	USD	-	550	550	-	π
CPURNSA	1.800%	10/29	3,700	USD	-	533	533	(1)
CPURNSA	1.884%	11/29	2,000	USD	-	275	275	–
CPURNSA	2.900%	10/23	9,350	USD	-	(8)	(8)	3
CPURNSA	2.695%	8/26	10,000	USD	-	554	554	-	π
CPURNSA	2.498%	9/31	7,000	USD	1	444	445	(3)
CPURNSA	2.210%	1/24	8,000	USD	-	792	792	(4)
CPURNSA	2.273%	1/24	10,000	USD	-	974	974	(6)
CPURNSA	2.243%	1/26	6,000	USD	-	609	609	-
CPURNSA	1.078%	6/25	3,000	USD	-	470	470	3
CPURNSA	1.291%	5/30	2,000	USD	-	386	386	1
CPURNSA	1.629%	6/30	2,000	USD	-	349	349	-	π

					$1	$10,686	$10,687	$48

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$62	$-	$62	$(14)	$-	$(14)	$-

Over the Counter Derivatives

Forward Foreign Currency Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Morgan Stanley Capital Services, Inc.	CAD	1,771	1,309	3/15/2023	$-	$(6)	$(6)

						$-	$(6)	$(6)

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Total Return Swaps

Reference Entity	Counterparty	Payment made by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
CPURNSA	Bank of America NA	2.763%	3/23	700	$(14)	$(14)
CPURNSA	Bank of America NA	2.528%	8/24	2,750	61	61
CPURNSA	Bank of America NA	2.140%	7/25	2,900	280	280
CPURNSA	Bank of America NA	1.790%	8/25	1,500	194	194
CPURNSA	Bank of America NA	2.240%	4/27	3,500	332	332
CPURNSA	Bank of America NA	2.218%	4/27	2,000	194	194
CPURNSA	Bank of America NA	2.235%	4/27	2,000	191	191
CPURNSA	Bank of America NA	2.235%	5/27	5,000	480	480
CPURNSA	Barclays Bank PLC	2.589%	7/24	1,400	21	21
CPURNSA	Barclays Bank PLC	2.385%	9/24	4,000	159	159
CPURNSA	Barclays Bank PLC	2.363%	9/24	3,500	150	150
CPURNSA	Barclays Bank PLC	2.310%	9/24	1,400	68	68
CPURNSA	Barclays Bank PLC	2.895%	12/27	1,700	(216)	(216)
CPURNSA	Barclays Bank PLC	2.784%	7/44	1,400	(113)	(113)
CPURNSA	Goldman Sachs International	1.870%	5/26	8,500	1,186	1,186
CPURNSA	Goldman Sachs International	1.920%	5/26	7,000	941	941
CPURNSA	Goldman Sachs International	1.770%	6/26	6,000	894	894
CPURNSA	Goldman Sachs International	2.245%	11/26	3,000	295	295
CPURNSA	Goldman Sachs International	2.280%	11/26	3,000	284	284
CPURNSA	Goldman Sachs International	2.280%	11/26	4,000	378	378

					$5,765	$5,765

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	-	$6,108	$6,108	$(6)	-	$(343)	$(349)

+	All par is stated in U.S. Dollar unless otherwise noted.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022 the value of these securities (in thousands) was $85,130 representing 20.1% of the net assets.

∞	Foreign Bond — par value is foreign denominated.

S	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $469,951 and the net unrealized depreciation of investments based on that cost was $38,012 which is comprised of $16,863 aggregate gross unrealized appreciation and $54,875 aggregate gross unrealized depreciation.

π	Amount is less than one thousand.

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Municipal Bonds	$-	$646	$-
Corporate Bonds	-	66,402	-
Governments	-	257,302	-
Structured Products	-	74,477	-
Short-Term Investments	-	16,666	-
Other Financial Instruments^
Total Return Swaps	-	16,803	-
Total Assets:	$-	$432,296	$-
Liabilities:
Other Financial Instruments^
Forward Foreign Currency Contracts	-	(6)	-
Total Return Swaps	-	(351)	-
Total Liabilities:	$-	$(357)	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
High current income and capital appreciation.	Invest in non-investment grade debt securities.	$689 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the High Yield Bond Portfolio (the “Portfolio”), has engaged Federated Investment Management Company (“Federated”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in non-investment grade debt securities, which are generally securities rated below investment grade by major credit rating agencies, or if unrated, determined to be of comparable quality. The Portfolio may invest up to 30% of net assets in non-investment grade foreign securities. The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities primarily because of the market’s greater uncertainty about the issuer’s ability to make all required interest and principal payments, and therefore about the returns that will in fact be realized by the Portfolio. The Portfolio invests in securities believed to have attractive investment characteristics and seeks to minimize default risk and other risks through careful security selection and diversification. The Portfolio’s security selection process consists of a credit-intensive, fundamental analysis of the issuer. The Portfolio does not limit the investments to securities of a particular maturity range and does not target an average effective maturity or duration.

MARKET OVERVIEW

The major factors influencing markets during the twelve months ended December 31, 2022 were concerns about the economy and inflation. Economic growth started the year slow as the lingering impact of COVID-19, the outbreak of war in Ukraine, supply chain issues and surging prices, especially for energy and food, caused major distortions. Global central banks, including the Federal Reserve, responded to the surge in prices by aggressively raising short term interest rates. However, the second half of the year saw economic growth improve as a robust job market, rising wages, declining pandemic-related concerns and normalizing supply chains provided support. Corporate earnings also proved resilient as companies were able to aggressively raise prices to offset surging input costs and rising wages, while demand was supported by the strong jobs market and from the benefits of the reopening from pandemic closures. Default rates and credit spreads for high yield securities climbed modestly higher. The overall impact of these factors can be illustrated by the change in credit spreads between the Credit Suisse High Yield Bond Index and Treasury securities with similar maturities which began the period at 355 basis points, peaked in early July at 606 basis points before declining to end the period at 499 basis points.

Within the high yield market, major industries that substantially outperformed the benchmark included: Oil Field Services, Aerospace and Defense, Gaming, Independent Energy and Metals & Mining. Major industries that substantially underperformed the benchmark included: Pharmaceuticals, Retail, Wireless Telecommunications, Media & Entertainment and Cable & Satellite. From a quality perspective, the B-rated sector outperformed with a total return of (10.26%) followed by the BB-rated sector at (10.77%). The CCC-rated sector, perhaps reflecting some economic concerns, lagged with a return of (16.29%).

PORTFOLIO RESULTS

The Portfolio returned (11.33%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the Bloomberg® U.S. Corporate High Yield 2% Issuer Capped Index (the “Index”), returned (11.18%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund rating agency, the average return in 2022 of the High Yield Funds peer group was (9.47)%.

Several factors impacted the Portfolio’s performance. Detractors from the Portfolio’s return included security selection in the Technology sector and in the Pharmaceutical, Media & Entertainment and Chemical industries. An overweight to the underperforming Pharmaceutical, Media & Entertainment and Cable & Satellite industries and an underweight to the strong performing Refining industry also detracted. Specific high yield issuers held by the Portfolio that detracted from relative performance included: Audacy Capital Corp., CSC Holdings LLC, Mallinckrodt PLC, Rackspace Technology Global, Inc. and Bausch Health Cos., Inc.

On the upside, the Portfolio’s underweight to the poor performing Retail, Wireline and Wireless industries and its overweight to the strong performing Property and Casualty Insurance, Oil Field Services and Packaging industries. The Portfolio also benefitted from strong security selection in the Property and Casualty Insurance, Independent Energy and

High Yield Bond Portfolio (unaudited)

Retail sectors. The Portfolio’s cash position also contributed to performance. Specific high yield issuers held by the Portfolio that contributed to relative performance included: Hub International, Ltd., Clarios Global LP, USIS Merger Sub, Inc., Assured Partners, Inc. and Flex Acquisition Co., Inc. The Portfolio also benefitted from its equity position in Superior Energy Services, Inc., which it acquired in a debt restructuring.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Federated, the Portfolio’s sub-adviser.

While the U.S. economy has proven quite resilient in the face of substantial global central bank tightening and inflationary pressures not seen in decades, it is likely that efforts to combat inflation will eventually lead to weaker economic growth. Also, higher prices will likely lead to demand destruction. These factors will pressure corporate profit margins and earnings. At the same time, higher interest rates will consume a greater share of earnings resulting in declining free cash flow for high yield issuers. This may lead to rising default rates and wider credit spreads. However, it must be acknowledged that, to date, the strong jobs market has lessened the impact of rising rates and inflationary price increases on the overall demand environment supporting corporate earnings. Perhaps this will lead to default rates and credit spreads peaking this cycle at lower levels than in previous cycles.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	-11.33%	2.18%	3.72%
Bloomberg® U.S. Corporate High Yield 2% Issuer Capped Index	-11.18%	2.30%	4.03%
Lipper® Variable Insurance Products (VIP) High Yield Funds Average	-9.47%	1.91%	3.39%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses,

and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

   Top 10 Holdings 12/31/22

Security Description	% of Net Assets
Ford Motor Credit Co. LLC, Various	2.4%
CCO Holdings LLC / CCO Holdings Capital Corp., Various	2.1%
HUB International, Ltd., Various	1.7%
CSC Holdings LLC, Various	1.7%
TransDigm, Inc., Various	1.4%
Tenet Healthcare Corp., Various	1.1%
Antero Midstream Partners LP / Antero Midstream Finance Corp., Various	1.1%
Clarios Global LP / Clarios US Finance Co., Various	1.1%
EQM Midstream Partners LP, Various	1.1%
Allied Universal Holdco LLC, Various	1.1%

High Yield Bond Portfolio (unaudited)

   Sector Allocation 12/31/22

Sector	% of Net Assets
Consumer, Cyclical	16.7%
Communications	16.0%
Consumer, Non-Cyclical	13.9%
Energy	13.8%
Industrial	13.1%
Financial	8.7%
Technology	7.6%
Short-Term Investments & Other Net Assets	3.9%
Basic Materials	3.4%
Utilities	2.4%
Health Care	0.3%
Diversified	0.2%

Sector Allocation and Top 10 Holdings are subject to change.

High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (0.4%)	Shares/ Par +	Value $ (000’s)

Communications (0.0%)
iHeartMedia, Inc. *	22,266	136

Total		136

Consumer, Non-cyclical (0.1%)
Mallinckrodt PLC *	64,634	501

Total		501

Energy (0.3%)
Superior Energy Services, Inc. *,Æ	35,182	2,111

Total		2,111

Total Common Stocks (Cost: $2,320)		2,748

Corporate Bonds (95.7%)

Basic Materials (3.4%)
Ashland LLC 3.375%, 9/1/31 144A	825,000	659
Axalta Coating Systems LLC 3.375%, 2/15/29 144A	875,000	722
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding 4.750%, 6/15/27 144A	600,000	555
Cheever Escrow Issuer, LLC 7.125%, 10/1/27 144A	875,000	833
Clearwater Paper Corp. 4.750%, 8/15/28 144A	150,000	132
5.375%, 2/1/25 144A	2,250,000	2,186
Cleveland-Cliffs, Inc. 4.625%, 3/1/29 144A	1,525,000	1,353
4.875%, 3/1/31 144A	825,000	728
Coeur Mining, Inc. 5.125%, 2/15/29 144A	1,675,000	1,307
Compass Minerals International, Inc. 4.875%, 7/15/24 144A	1,400,000	1,346
6.750%, 12/1/27 144A	400,000	384
Diamond BC BV 4.625%, 10/1/29 144A	3,675,000	2,949
Element Solutions, Inc. 3.875%, 9/1/28 144A	1,650,000	1,403
Freeport-McMoRan, Inc. 5.000%, 9/1/27	300,000	294
H.B. Fuller Co. 4.250%, 10/15/28	525,000	465
Herens Holdco SARL 4.750%, 5/15/28 144A	3,350,000	2,504
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. 9.000%, 7/1/28 144A	725,000	607
Olympus Water US Holding Corp. 4.250%, 10/1/28 144A	1,250,000	1,015
6.250%, 10/1/29 144A	1,800,000	1,367
Polar US Borrower LLC
6.750%, 5/15/26 144A	1,925,000	712

Corporate Bonds (95.7%)	Shares/ Par +	Value $ (000’s)

Basic Materials continued
SPCM SA 3.375%, 3/15/30 144A	425,000	342
WR Grace Holdings LLC 4.875%, 6/15/27 144A	675,000	598
5.625%, 8/15/29 144A	1,200,000	969

Total		23,430

Communications (16.0%)
Audacy Capital Corp. 6.500%, 5/1/27 144A	2,250,000	423
6.750%, 3/31/29 144A	1,650,000	286
Cars.com, Inc. 6.375%, 11/1/28 144A	1,900,000	1,687
CCO Holdings LLC / CCO Holdings Capital Corp. 4.250%, 2/1/31 144A	750,000	602
4.250%, 1/15/34 144A	1,200,000	886
4.500%, 8/15/30 144A	2,175,000	1,797
4.500%, 5/1/32	1,050,000	836
4.500%, 6/1/33 144A	1,175,000	901
4.750%, 3/1/30 144A	3,400,000	2,932
4.750%, 2/1/32 144A	450,000	365
5.000%, 2/1/28 144A	2,000,000	1,816
5.125%, 5/1/27 144A	2,975,000	2,773
5.375%, 6/1/29 144A	1,350,000	1,221
5.500%, 5/1/26 144A	275,000	266
Ciena Corp. 4.000%, 1/31/30 144A	325,000	286
CSC Holdings LLC 3.375%, 2/15/31 144A	825,000	538
4.125%, 12/1/30 144A	950,000	671
4.500%, 11/15/31 144A	2,750,000	1,908
4.625%, 12/1/30 144A	1,650,000	912
5.250%, 6/1/24	1,425,000	1,327
5.500%, 4/15/27 144A	1,675,000	1,405
5.750%, 1/15/30 144A	4,200,000	2,369
6.500%, 2/1/29 144A	1,450,000	1,185
7.500%, 4/1/28 144A	1,925,000	1,309
Cumulus Media New Holdings, Inc. 6.750%, 7/1/26 144A	1,751,000	1,471
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375%, 8/15/26 144A	675,000	79
6.625%, 8/15/27 144A	1,900,000	14
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.875%, 8/15/27 144A	1,850,000	1,655
DISH DBS Corp. 5.125%, 6/1/29	2,950,000	1,903
5.750%, 12/1/28 144A	1,100,000	878
7.375%, 7/1/28	750,000	531
7.750%, 7/1/26	1,350,000	1,089
DISH Network Corp. 11.750%, 11/15/27 144A	1,375,000	1,416

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (95.7%)	Shares/ Par +	Value $ (000’s)

Communications continued
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.250%, 12/1/27 144A	1,625,000	1,538
Gray Escrow II, Inc. 5.375%, 11/15/31 144A	1,175,000	847
Gray Television, Inc. 4.750%, 10/15/30 144A	525,000	380
5.875%, 7/15/26 144A	2,575,000	2,294
7.000%, 5/15/27 144A	750,000	665
iHeartCommunications, Inc. 4.750%, 1/15/28 144A	425,000	346
5.250%, 8/15/27 144A	1,075,000	911
6.375%, 5/1/26	375,901	346
8.375%, 5/1/27	5,078,194	4,319
Intelsat Jackson Holdings SA - Series B - Contingent Value Rights *,Æ	2,774	19
Intelsat Jackson Holdings SA Escrow 5.500%, 8/1/23 *,Æ	1,525,000	-
8.500%, 10/15/24 *,Æ	800,000	-
9.750%, 7/15/25 *,Æ	475,000	-
Lamar Media Corp. 3.625%, 1/15/31	425,000	351
4.000%, 2/15/30	100,000	87
4.875%, 1/15/29	675,000	620
Match Group, Inc. 4.125%, 8/1/30 144A	2,175,000	1,776
4.625%, 6/1/28 144A	1,450,000	1,293
5.000%, 12/15/27 144A	525,000	483
Midas OpCo Holdings LLC 5.625%, 8/15/29 144A	5,200,000	4,288
Millennium Escrow Corp. 6.625%, 8/1/26 144A	1,425,000	912
News Corp. 5.125%, 2/15/32 144A	175,000	159
Nexstar Broadcasting, Inc. 4.750%, 11/1/28 144A	1,850,000	1,600
5.625%, 7/15/27 144A	3,225,000	2,958
Outfront Media Capital LLC / Outfront Media Capital Corp. 4.250%, 1/15/29 144A	1,150,000	954
4.625%, 3/15/30 144A	1,100,000	910
Scripps Escrow II, Inc. 3.875%, 1/15/29 144A	350,000	281
5.375%, 1/15/31 144A	750,000	601
Scripps Escrow, Inc. 5.875%, 7/15/27 144A	1,425,000	1,272
Sinclair Television Group, Inc. 4.125%, 12/1/30 144A	150,000	112
5.125%, 2/15/27 144A	3,975,000	3,242
5.500%, 3/1/30 144A	1,175,000	822
Sirius XM Radio, Inc. 3.125%, 9/1/26 144A	1,075,000	954
3.875%, 9/1/31 144A	3,025,000	2,360
4.000%, 7/15/28 144A	725,000	631
4.125%, 7/1/30 144A	1,775,000	1,465
5.500%, 7/1/29 144A	925,000	844
Sprint Corp. 7.625%, 2/15/25	700,000	723
TEGNA, Inc. 4.625%, 3/15/28	600,000	570

Corporate Bonds (95.7%)	Shares/ Par +	Value $ (000’s)

Communications continued
5.000%, 9/15/29	3,375,000	3,202
Telenet Finance Luxembourg Notes SARL 5.500%, 3/1/28 144A	4,400,000	3,960
Terrier Media Buyer, Inc. 8.875%, 12/15/27 144A	5,025,000	3,782
T-Mobile USA, Inc. 2.250%, 2/15/26	1,500,000	1,364
2.875%, 2/15/31	450,000	372
3.375%, 4/15/29	525,000	462
Univision Communications, Inc. 4.500%, 5/1/29 144A	1,400,000	1,171
7.375%, 6/30/30 144A	775,000	741
UPC Broadband Finco BV 4.875%, 7/15/31 144A	3,450,000	2,870
Urban One, Inc. 7.375%, 2/1/28 144A	2,175,000	1,839
Viavi Solutions, Inc. 3.750%, 10/1/29 144A	350,000	294
Virgin Media Finance PLC 5.000%, 7/15/30 144A	2,700,000	2,166
Virgin Media Secured Finance PLC 5.500%, 5/15/29 144A	475,000	425
Virgin Media Vendor Financing Notes IV 5.000%, 7/15/28 144A	2,050,000	1,792
VMED O2 UK Financing I PLC 4.250%, 1/31/31 144A	875,000	708
4.750%, 7/15/31 144A	1,475,000	1,198
VZ Secured Financing BV 5.000%, 1/15/32 144A	1,225,000	995
Ziggo Bond Co. BV 5.125%, 2/28/30 144A	575,000	464
6.000%, 1/15/27 144A	3,050,000	2,838
Ziggo BV 4.875%, 1/15/30 144A	200,000	167

Total		110,480

Consumer, Cyclical (16.7%)
1011778 BC ULC / New Red Finance, Inc. 3.500%, 2/15/29 144A	525,000	450
3.875%, 1/15/28 144A	1,125,000	1,006
4.000%, 10/15/30 144A	5,775,000	4,677
4.375%, 1/15/28 144A	1,175,000	1,052
Academy, Ltd. 6.000%, 11/15/27 144A	1,500,000	1,436
Adient Global Holdings, Ltd. 4.875%, 8/15/26 144A	3,300,000	3,072
Affinity Gaming 6.875%, 12/15/27 144A	2,300,000	1,950
American Airlines, Inc. / AAdvantage Loyalty IP, Ltd. 5.500%, 4/20/26 144A	1,150,000	1,106
5.750%, 4/20/29 144A	1,125,000	1,028
American Builders & Contractors Supply Co., Inc. 3.875%, 11/15/29 144A	275,000	225
4.000%, 1/15/28 144A	725,000	647
Aramark Services, Inc. 5.000%, 2/1/28 144A	225,000	210
6.375%, 5/1/25 144A	2,525,000	2,494

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (95.7%)	Shares/ Par +	Value $ (000’s)

Consumer, Cyclical continued
Asbury Automotive Group, Inc. 4.625%, 11/15/29 144A	1,850,000	1,559
5.000%, 2/15/32 144A	450,000	370
BCPE Empire Holdings, Inc. 7.625%, 5/1/27 144A	4,625,000	4,148
Boyd Gaming Corp. 4.750%, 12/1/27	1,650,000	1,537
4.750%, 6/15/31 144A	575,000	500
Caesars Entertainment, Inc. 4.625%, 10/15/29 144A	825,000	671
5.750%, 7/1/25 144A	1,750,000	1,713
6.250%, 7/1/25 144A	1,900,000	1,846
8.125%, 7/1/27 144A	2,325,000	2,284
CCM Merger, Inc. 6.375%, 5/1/26 144A	425,000	400
Clarios Global LP 6.750%, 5/15/25 144A	135,000	135
Clarios Global LP / Clarios US Finance Co. 6.250%, 5/15/26 144A	270,000	264
8.500%, 5/15/27 144A	7,550,000	7,373
Dana Financing Luxembourg SARL 5.750%, 4/15/25 144A	650,000	636
Dana, Inc. 4.500%, 2/15/32	675,000	540
5.375%, 11/15/27	150,000	139
5.625%, 6/15/28	175,000	159
Dornoch Debt Merger Sub, Inc. 6.625%, 10/15/29 144A	3,625,000	2,543
Ford Motor Credit Co. LLC 2.700%, 8/10/26	725,000	630
3.375%, 11/13/25	3,250,000	2,938
4.000%, 11/13/30	1,975,000	1,621
4.063%, 11/1/24	1,700,000	1,632
4.125%, 8/17/27	1,350,000	1,208
4.271%, 1/9/27	1,675,000	1,515
4.389%, 1/8/26	1,975,000	1,840
5.113%, 5/3/29	2,950,000	2,671
5.125%, 6/16/25	2,250,000	2,163
Foundation Building Materials, Inc. 6.000%, 3/1/29 144A	3,300,000	2,471
The Gap, Inc. 3.625%, 10/1/29 144A	1,050,000	741
3.875%, 10/1/31 144A	475,000	331
GYP Holdings III Corp. 4.625%, 5/1/29 144A	2,475,000	2,021
H&E Equipment Services, Inc. 3.875%, 12/15/28 144A	2,775,000	2,364
Hilton Domestic Operating Co., Inc. 3.625%, 2/15/32 144A	700,000	561
3.750%, 5/1/29 144A	1,150,000	995
4.875%, 1/15/30	500,000	453
5.750%, 5/1/28 144A	800,000	776
IHO Verwaltungs GmbH 4.750%, 9/15/26 144A	2,375,000	2,055
6.000%, 5/15/27 144A	1,475,000	1,290
6.375%, 5/15/29 144A	1,100,000	930
Interface, Inc. 5.500%, 12/1/28 144A	1,000,000	826
KAR Auction Services, Inc. 5.125%, 6/1/25 144A	528,000	516

Corporate Bonds (95.7%)	Shares/ Par +	Value $ (000’s)

Consumer, Cyclical continued
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.750%, 6/1/27 144A	550,000	528
Kontoor Brands, Inc. 4.125%, 11/15/29 144A	450,000	367
MGM Resorts International 6.000%, 3/15/23	1,725,000	1,719
Midwest Gaming Borrower LLC 4.875%, 5/1/29 144A	1,275,000	1,085
Mohegan Gaming & Entertainment 8.000%, 2/1/26 144A	4,050,000	3,788
NMG Holding Co., Inc. / Neiman Marcus Group LLC 7.125%, 4/1/26 144A	350,000	328
Penn National Gaming, Inc. 4.125%, 7/1/29 144A	1,175,000	928
5.625%, 1/15/27 144A	250,000	227
Raptor Acquisition Corp. / Raptor Co-Issuer LLC 4.875%, 11/1/26 144A	200,000	178
Real Hero Merger Sub 2, Inc. 6.250%, 2/1/29 144A	4,275,000	2,931
Scientific Games Holdings LP / Scientific Games US FinCo, Inc. 6.625%, 3/1/30 144A	1,725,000	1,457
Scientific Games International, Inc. 7.250%, 11/15/29 144A	1,250,000	1,200
8.625%, 7/1/25 144A	1,400,000	1,428
SeaWorld Parks & Entertainment, Inc. 5.250%, 8/15/29 144A	2,500,000	2,177
Six Flags Entertainment Corp. 5.500%, 4/15/27 144A	1,325,000	1,193
SRS Distribution, Inc. 6.000%, 12/1/29 144A	2,300,000	1,830
6.125%, 7/1/29 144A	2,950,000	2,385
Station Casinos LLC 4.500%, 2/15/28 144A	2,000,000	1,739
4.625%, 12/1/31 144A	1,300,000	1,043
Suburban Propane Partners LP / Suburban Energy Finance Corp. 5.000%, 6/1/31 144A	2,525,000	2,146
5.875%, 3/1/27	900,000	855
White Cap Buyer LLC 6.875%, 10/15/28 144A	1,825,000	1,579
White Cap Parent LLC 8.250%, 3/15/26 144A	1,650,000	1,426
The William Carter Co. 5.625%, 3/15/27 144A	400,000	384
WMG Acquisition Corp. 3.750%, 12/1/29 144A	800,000	688
3.875%, 7/15/30 144A	325,000	280
Yum! Brands, Inc. 4.625%, 1/31/32	1,625,000	1,436
4.750%, 1/15/30 144A	725,000	665
5.375%, 4/1/32	625,000	579

Total		115,287

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (95.7%)	Shares/ Par +	Value $ (000’s)

Consumer, Non-cyclical (13.8%)
AdaptHealth LLC 4.625%, 8/1/29 144A	1,450,000	1,214
5.125%, 3/1/30 144A	1,425,000	1,213
AHP Health Partners, Inc. 5.750%, 7/15/29 144A	1,025,000	801
Albertsons Cos., Inc. / Safeway, Inc. / New Albertson’s LP / Albertson’s LLC 3.250%, 3/15/26 144A	350,000	319
3.500%, 2/15/23 144A	325,000	323
3.500%, 3/15/29 144A	2,050,000	1,720
4.875%, 2/15/30 144A	450,000	402
5.875%, 2/15/28 144A	700,000	665
7.500%, 3/15/26 144A	625,000	638
Allied Universal Holdco LLC 6.000%, 6/1/29 144A	2,225,000	1,615
6.625%, 7/15/26 144A	1,425,000	1,304
9.750%, 7/15/27 144A	5,050,000	4,393
Avantor Funding, Inc. 3.875%, 11/1/29 144A	1,825,000	1,533
4.625%, 7/15/28 144A	2,350,000	2,135
Bausch Health Cos., Inc. 4.875%, 6/1/28 144A	350,000	223
5.000%, 1/30/28 144A	1,200,000	576
5.000%, 2/15/29 144A	625,000	299
5.250%, 1/30/30 144A	1,900,000	911
5.250%, 2/15/31 144A	625,000	303
5.750%, 8/15/27 144A	775,000	527
6.125%, 2/1/27 144A	300,000	207
6.250%, 2/15/29 144A	1,775,000	855
7.250%, 5/30/29 144A	2,200,000	1,062
8.500%, 1/31/27 144A	1,450,000	759
Bellring Brands, Inc. 7.000%, 3/15/30 144A	1,850,000	1,780
Catalent Pharma Solutions, Inc. 3.500%, 4/1/30 144A	700,000	553
Centene Corp. 3.000%, 10/15/30	375,000	307
3.375%, 2/15/30	900,000	761
4.250%, 12/15/27	1,900,000	1,782
4.625%, 12/15/29	2,425,000	2,216
Charles River Laboratories International, Inc. 3.750%, 3/15/29 144A	525,000	464
4.000%, 3/15/31 144A	550,000	476
CHS / Community Health Systems, Inc. 5.250%, 5/15/30 144A	1,000,000	754
5.625%, 3/15/27 144A	750,000	643
6.000%, 1/15/29 144A	225,000	188
6.125%, 4/1/30 144A	1,275,000	631
6.875%, 4/15/29 144A	2,825,000	1,452
8.000%, 3/15/26 144A	1,125,000	1,024
DaVita, Inc. 4.625%, 6/1/30 144A	575,000	463
Edgewell Personal Care Co. 4.125%, 4/1/29 144A	1,000,000	852
5.500%, 6/1/28 144A	875,000	818
Embecta Corp. 5.000%, 2/15/30 144A	525,000	444
6.750%, 2/15/30 144A	1,850,000	1,670
Garda World Security Corp. 4.625%, 2/15/27 144A	875,000	773

Corporate Bonds (95.7%)	Shares/ Par +	Value $ (000’s)

Consumer, Non-cyclical continued
6.000%, 6/1/29 144A	2,375,000	1,930
Garden Spinco Corp. 8.625%, 7/20/30 144A	675,000	715
Gartner, Inc. 3.750%, 10/1/30 144A	550,000	474
4.500%, 7/1/28 144A	250,000	233
Global Medical Response, Inc. 6.500%, 10/1/25 144A	2,650,000	1,897
Grifols Escrow Issuer SA 4.750%, 10/15/28 144A	1,525,000	1,317
GW B-CR Security Corp. 9.500%, 11/1/27 144A	4,969,000	4,786
HCA, Inc. 3.500%, 9/1/30	700,000	604
5.375%, 2/1/25	1,250,000	1,248
5.875%, 2/15/26	1,050,000	1,057
HealthEquity, Inc. 4.500%, 10/1/29 144A	1,775,000	1,551
Jazz Securities DAC 4.375%, 1/15/29 144A	1,825,000	1,626
LifePoint Health, Inc. 4.375%, 2/15/27 144A	625,000	529
5.375%, 1/15/29 144A	150,000	85
6.750%, 4/15/25 144A	825,000	776
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 10.000%, 6/15/29 144A	1,839,000	988
MEDNAX, Inc. 5.375%, 2/15/30 144A	1,125,000	978
Mozart Debt Merger Sub, Inc. 3.875%, 4/1/29 144A	1,625,000	1,310
5.250%, 10/1/29 144A	6,750,000	5,361
MPH Acquisition Holdings LLC 5.500%, 9/1/28 144A	900,000	702
5.750%, 11/1/28 144A	2,200,000	1,463
Organon Finance 1 LLC 4.125%, 4/30/28 144A	425,000	376
5.125%, 4/30/31 144A	1,800,000	1,559
Performance Food Group, Inc. 4.250%, 8/1/29 144A	1,425,000	1,235
Post Holdings, Inc. 5.500%, 12/15/29 144A	900,000	814
5.625%, 1/15/28 144A	975,000	918
5.750%, 3/1/27 144A	1,405,000	1,359
Prestige Brands, Inc. 3.750%, 4/1/31 144A	650,000	536
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.750%, 12/1/26 144A	1,825,000	1,469
Signal Parent, Inc. 6.125%, 4/1/29 144A	1,950,000	568
Syneos Health, Inc. 3.625%, 1/15/29 144A	925,000	737
Team Health Holdings, Inc. 6.375%, 2/1/25 144A	1,075,000	619
Teleflex, Inc. 4.250%, 6/1/28 144A	250,000	228
4.625%, 11/15/27	450,000	429
Tenet Healthcare Corp. 4.250%, 6/1/29 144A	225,000	195

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (95.7%)	Shares/ Par +	Value $ (000’s)

Consumer, Non-cyclical continued
4.625%, 7/15/24	576,000	562
4.625%, 6/15/28 144A	125,000	112
4.875%, 1/1/26 144A	1,200,000	1,135
5.125%, 11/1/27 144A	1,800,000	1,674
6.125%, 10/1/28 144A	2,450,000	2,194
6.125%, 6/15/30 144A	775,000	738
6.250%, 2/1/27 144A	1,125,000	1,081
United Rentals North America, Inc. 3.875%, 2/15/31	275,000	230
4.875%, 1/15/28	1,225,000	1,161
5.250%, 1/15/30	425,000	399
5.500%, 5/15/27	400,000	395
US Foods, Inc. 4.625%, 6/1/30 144A	700,000	616
4.750%, 2/15/29 144A	1,500,000	1,332
6.250%, 4/15/25 144A	225,000	223
ZipRecruiter, Inc. 5.000%, 1/15/30 144A	975,000	804

Total		95,376

Diversified (0.2%)
Stena International SA 6.125%, 2/1/25 144A	1,325,000	1,232

Total		1,232

Energy (13.5%)
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.375%, 6/15/29 144A	2,200,000	2,011
5.750%, 3/1/27 144A	2,375,000	2,245
5.750%, 1/15/28 144A	2,600,000	2,412
7.875%, 5/15/26 144A	1,000,000	1,012
Antero Resources Corp. 5.375%, 3/1/30 144A	925,000	858
7.625%, 2/1/29 144A	244,000	245
Archrock Partners LP
6.250%, 4/1/28 144A	1,975,000	1,807
6.875%, 4/1/27 144A	3,275,000	3,126
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 5.875%, 6/30/29 144A	600,000	535
7.000%, 11/1/26 144A	1,650,000	1,601
8.250%, 12/31/28 144A	575,000	564
9.000%, 11/1/27 144A	414,000	509
Berry Petroleum Co. LLC 7.000%, 2/15/26 144A	875,000	804
Callon Petroleum Co. 6.375%, 7/1/26	900,000	839
7.500%, 6/15/30 144A	250,000	229
8.250%, 7/15/25	425,000	423
Centennial Resource Production LLC 5.375%, 1/15/26 144A	825,000	751
6.875%, 4/1/27 144A	1,725,000	1,625
Cheniere Energy Partners LP 3.250%, 1/31/32	550,000	437
4.000%, 3/1/31	1,500,000	1,277
4.500%, 10/1/29	1,150,000	1,034
Cheniere Energy, Inc. 4.625%, 10/15/28	975,000	881

Corporate Bonds (95.7%)	Shares/ Par +	Value $ (000’s)

Energy continued
Chesapeake Energy Corp. 5.875%, 2/1/29 144A	225,000	213
Chesapeake Energy Corp. Escrow 7.000%, 10/1/24 *	1,000,000	20
CNX Midstream Partners LP 4.750%, 4/15/30 144A	1,125,000	923
Comstock Resources, Inc. 5.875%, 1/15/30 144A	650,000	559
6.750%, 3/1/29 144A	2,400,000	2,166
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 8.000%, 4/1/29 144A	1,500,000	1,493
CrownRock LP / CrownRock Finance, Inc. 5.000%, 5/1/29 144A	325,000	292
5.625%, 10/15/25 144A	3,025,000	2,919
DT Midstream, Inc. 4.375%, 6/15/31 144A	1,450,000	1,216
Endeavor Energy Resources LP / EER Finance, Inc. 5.750%, 1/30/28 144A	850,000	814
Enviva Partners LP / Enviva Partners Finance Corp. 6.500%, 1/15/26 144A	4,275,000	4,026
EQM Midstream Partners LP 4.500%, 1/15/29 144A	1,050,000	882
4.750%, 1/15/31 144A	1,325,000	1,083
5.500%, 7/15/28	1,925,000	1,721
6.000%, 7/1/25 144A	331,000	319
6.500%, 7/1/27 144A	1,825,000	1,744
6.500%, 7/15/48	1,025,000	768
7.500%, 6/1/27 144A	975,000	955
EQT Corp. 5.000%, 1/15/29	350,000	329
Hess Midstream Operations LP 4.250%, 2/15/30 144A	625,000	534
5.500%, 10/15/30 144A	475,000	435
Hess Midstream Partners LP 5.125%, 6/15/28 144A	1,300,000	1,202
Holly Energy Partners LP / Holly Energy Finance Corp. 5.000%, 2/1/28 144A	1,725,000	1,571
6.375%, 4/15/27 144A	425,000	418
Nabors Industries, Ltd. 7.250%, 1/15/26 144A	1,275,000	1,202
7.375%, 5/15/27 144A	225,000	218
7.500%, 1/15/28 144A	950,000	869
NuStar Logistics LP 5.625%, 4/28/27	1,900,000	1,777
Oasis Petroleum, Inc. 6.375%, 6/1/26 144A	525,000	511
Occidental Petroleum Corp. 5.875%, 9/1/25	1,225,000	1,221
6.375%, 9/1/28	125,000	126
6.450%, 9/15/36	1,225,000	1,249
6.625%, 9/1/30	1,400,000	1,447
8.875%, 7/15/30	1,600,000	1,806
PDC Energy, Inc. 5.750%, 5/15/26	1,525,000	1,456
6.125%, 9/15/24	213,000	212

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (95.7%)	Shares/ Par +	Value $ (000’s)

Energy continued
Precision Drilling Corp. 6.875%, 1/15/29 144A	375,000	349
7.125%, 1/15/26 144A	1,650,000	1,596
Range Resources Corp. 4.750%, 2/15/30 144A	475,000	419
4.875%, 5/15/25	350,000	332
8.250%, 1/15/29	875,000	902
Rockcliff Energy II LLC 5.500%, 10/15/29 144A	1,025,000	938
SM Energy Co. 5.625%, 6/1/25	1,000,000	960
6.500%, 7/15/28	200,000	192
6.625%, 1/15/27	250,000	241
6.750%, 9/15/26	1,100,000	1,068
Southwestern Energy Co. 4.750%, 2/1/32	725,000	620
5.375%, 3/15/30	300,000	274
8.375%, 9/15/28	1,100,000	1,134
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 5.750%, 4/15/25	1,650,000	1,397
Tap Rock Resources LLC 7.000%, 10/1/26 144A	1,375,000	1,279
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.000%, 1/15/28	1,675,000	1,598
5.500%, 3/1/30	2,250,000	2,117
6.500%, 7/15/27	300,000	302
TerraForm Power Operating LLC 4.750%, 1/15/30 144A	1,725,000	1,501
5.000%, 1/31/28 144A	1,775,000	1,597
TransMontaigne Partners LP / TLP Finance Corp. 6.125%, 2/15/26	1,175,000	1,010
Ultra Resources, Inc. Contingent Value Rights *,Æ	1,380	-
USA Compression Finance Corp. 6.875%, 4/1/26	3,550,000	3,405
USA Compression Partners LP / USA Compression Finance Corp. 6.875%, 9/1/27	1,475,000	1,379
Western Gas Partners LP 4.500%, 3/1/28	1,100,000	1,009
5.300%, 3/1/48	2,650,000	2,179
5.450%, 4/1/44	650,000	540
5.500%, 8/15/48	400,000	332
Western Midstream Operating LP 4.300%, 2/1/30	325,000	284
4.650%, 7/1/26	175,000	166

Total		93,041

Financial (8.7%)
AmWINS Group, Inc. 4.875%, 6/30/29 144A	2,575,000	2,184
Ardonagh Midco 2 PLC 11.500%, 1/15/27 144A Þ	2,858,937	2,716
AssuredPartners, Inc. 5.625%, 1/15/29 144A	1,500,000	1,235
7.000%, 8/15/25 144A	3,250,000	3,143

Corporate Bonds (95.7%)	Shares/ Par +	Value $ (000’s)

Financial continued
BroadStreet Partners, Inc. 5.875%, 4/15/29 144A	6,075,000	5,170
Cushman & Wakefield US Borrower LLC 6.750%, 5/15/28 144A	400,000	382
GTCR AP Finance, Inc. 8.000%, 5/15/27 144A	1,725,000	1,652
HUB International, Ltd. 5.625%, 12/1/29 144A	2,575,000	2,249
7.000%, 5/1/26 144A	9,925,000	9,716
Jones Deslauriers Insurance Management, Inc. 10.500%, 12/15/30 144A	1,750,000	1,723
Navient Corp. 5.000%, 3/15/27	450,000	394
5.500%, 3/15/29	1,650,000	1,346
6.750%, 6/25/25	1,175,000	1,128
6.750%, 6/15/26	1,250,000	1,185
NFP Corp. 6.875%, 8/15/28 144A	7,125,000	5,873
7.500%, 10/1/30 144A	1,300,000	1,223
Rocket Mortgage LLC / Rocket Mortgage Co- Issuer, Inc. 2.875%, 10/15/26 144A	1,550,000	1,329
3.625%, 3/1/29 144A	1,475,000	1,169
3.875%, 3/1/31 144A	1,525,000	1,164
4.000%, 10/15/33 144A	1,200,000	896
Ryan Specialty Group LLC 4.375%, 2/1/30 144A	800,000	693
United Shore Financial Services LLC 5.500%, 11/15/25 144A	3,250,000	2,927
United Wholesale Mortgage LLC 5.500%, 4/15/29 144A	1,725,000	1,372
5.750%, 6/15/27 144A	950,000	818
USIS Merger Sub, Inc. 6.875%, 5/1/25 144A	5,250,000	5,058
VICI Properties LP / VICI Note Co., Inc. 3.500%, 2/15/25 144A	125,000	118
3.875%, 2/15/29 144A	200,000	175
4.250%, 12/1/26 144A	1,125,000	1,050
4.500%, 9/1/26 144A	450,000	423
4.625%, 6/15/25 144A	400,000	384
4.625%, 12/1/29 144A	600,000	546
5.625%, 5/1/24 144A	475,000	470
5.750%, 2/1/27 144A	225,000	219

Total		60,130

Health Care (0.3%)
IQVIA, Inc. 5.000%, 10/15/26 144A	1,375,000	1,313
5.000%, 5/15/27 144A	750,000	715

Total		2,028

Industrial (13.1%)
ARD Finance SA 6.500%, 6/30/27 144A	3,057,214	2,126
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 4.000%, 9/1/29 144A	1,975,000	1,565
5.250%, 8/15/27 144A	7,100,000	5,309

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (95.7%)	Shares/ Par +	Value $ (000’s)

Industrial continued
Ball Corp. 2.875%, 8/15/30	1,575,000	1,257
3.125%, 9/15/31	300,000	241
6.875%, 3/15/28	675,000	693
Berry Global Escrow Corp. 4.875%, 7/15/26 144A	1,125,000	1,083
5.625%, 7/15/27 144A	1,150,000	1,122
Camelot Return Merger Sub, Inc. 8.750%, 8/1/28 144A	1,575,000	1,445
Clydesdale Acquisition Holdings, Inc. 8.750%, 4/15/30 144A	7,050,000	6,035
Cornerstone Building Brands, Inc. 6.125%, 1/15/29 144A	900,000	634
CP Atlas Buyer, Inc. 7.000%, 12/1/28 144A	3,500,000	2,599
Crown Americas LLC 5.250%, 4/1/30 144A	400,000	378
Crown Americas LLC / Crown Americas Capital Corp. VI 4.750%, 2/1/26	1,175,000	1,141
Energizer Holdings, Inc. 4.375%, 3/31/29 144A	2,400,000	2,035
4.750%, 6/15/28 144A	900,000	780
6.500%, 12/31/27 144A	1,650,000	1,570
Gates Global LLC / Gates Global Co. 6.250%, 1/15/26 144A	5,050,000	4,873
Graphic Packaging International LLC 3.500%, 3/15/28 144A	425,000	370
3.500%, 3/1/29 144A	450,000	384
3.750%, 2/1/30 144A	175,000	149
4.750%, 7/15/27 144A	500,000	471
II-VI, Inc. 5.000%, 12/15/29 144A	2,100,000	1,811
Koppers, Inc. 6.000%, 2/15/25 144A	3,850,000	3,658
Madison IAQ LLC 4.125%, 6/30/28 144A	250,000	209
5.875%, 6/30/29 144A	4,800,000	3,290
Mauser Packaging Solutions 5.500%, 4/15/24 144A	975,000	948
7.250%, 4/15/25 144A	2,850,000	2,636
MIWD Holdco II LLC / MIWD Finance Corp. 5.500%, 2/1/30 144A	375,000	299
OI European Group BV 4.750%, 2/15/30 144A	450,000	394
Owens-Brockway Glass Container, Inc. 5.375%, 1/15/25 144A	2,075,000	1,991
5.875%, 8/15/23 144A	271,000	269
6.375%, 8/15/25 144A	1,125,000	1,102
6.625%, 5/13/27 144A	800,000	776
Redwood Star Merger Sub, Inc. 8.750%, 4/1/30 144A	2,450,000	1,932
Sealed Air Corp. 5.000%, 4/15/29 144A	550,000	517
Sensata Technologies BV 5.875%, 9/1/30 144A	1,175,000	1,114
Sensata Technologies, Inc. 3.750%, 2/15/31 144A	225,000	185
Standard Industries, Inc. 3.375%, 1/15/31 144A	725,000	546

Corporate Bonds (95.7%)	Shares/ Par +	Value $ (000’s)

Industrial continued
4.375%, 7/15/30 144A	1,425,000	1,161
4.750%, 1/15/28 144A	1,325,000	1,192
5.000%, 2/15/27 144A	3,375,000	3,114
TK Elevator Holdco GmbH 7.625%, 7/15/28 144A	1,121,000	915
TK Elevator US Newco, Inc. 5.250%, 7/15/27 144A	2,175,000	1,930
TransDigm UK Holdings PLC 6.875%, 5/15/26	1,775,000	1,733
TransDigm, Inc. 4.625%, 1/15/29	2,275,000	2,000
4.875%, 5/1/29	775,000	676
5.500%, 11/15/27	1,250,000	1,174
6.250%, 3/15/26 144A	3,025,000	2,983
6.375%, 6/15/26	1,850,000	1,800
7.500%, 3/15/27	675,000	668
Trident TPI Holdings, Inc. 6.625%, 11/1/25 144A	2,225,000	1,928
9.250%, 8/1/24 144A	1,575,000	1,497
Trivium Packaging Finance BV 5.500%, 8/15/26 144A	525,000	481
8.500%, 8/15/27 144A	4,550,000	4,175
TTM Technologies, Inc. 4.000%, 3/1/29 144A	950,000	815
Watco Cos. LLC / Watco Finance Corp. 6.500%, 6/15/27 144A	2,150,000	2,043
WESCO Distribution, Inc. 7.125%, 6/15/25 144A	975,000	987
7.250%, 6/15/28 144A	1,075,000	1,089

Total		90,298

Technology (7.6%)
AMG AG 7.000%, 7/31/25 144A	1,050,000	988
Black Knight InfoServ LLC 3.625%, 9/1/28 144A	1,225,000	1,063
Booz Allen Hamilton, Inc. 3.875%, 9/1/28 144A	400,000	354
4.000%, 7/1/29 144A	250,000	220
Boxer Parent Co., Inc. 9.125%, 3/1/26 144A	2,000,000	1,887
CDW LLC / CDW Finance Corp. 3.250%, 2/15/29	200,000	170
Central Parent, Inc. / Central Merger Sub, Inc. 7.250%, 6/15/29 144A	1,950,000	1,907
Clarivate Science Holdings Corp. 3.875%, 7/1/28 144A	350,000	303
4.875%, 7/1/29 144A	1,975,000	1,679
Condor Merger Sub, Inc. 7.375%, 2/15/30 144A	5,800,000	4,663
Consensus Cloud Solutions, Inc. 6.000%, 10/15/26 144A	725,000	678
6.500%, 10/15/28 144A	1,825,000	1,679
The Dun & Bradstreet Corp. 5.000%, 12/15/29 144A	1,175,000	1,006
Elastic NV 4.125%, 7/15/29 144A	2,500,000	2,019
Entegris Escrow Corp. 5.950%, 6/15/30 144A	1,150,000	1,061

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (95.7%)	Shares/ Par +	Value $ (000’s)

Technology continued
Entegris, Inc. 3.625%, 5/1/29 144A	725,000	590
Fair Isaac Corp. 4.000%, 6/15/28 144A	625,000	567
Helios Software Holdings, Inc. 4.625%, 5/1/28 144A	1,800,000	1,368
Logan Merger Sub, Inc. 5.500%, 9/1/27 144A	2,875,000	1,546
Minerva Merger Sub, Inc. 6.500%, 2/15/30 144A	6,025,000	4,440
NCR Corp. 5.000%, 10/1/28 144A	875,000	746
5.125%, 4/15/29 144A	1,475,000	1,234
5.250%, 10/1/30 144A	1,425,000	1,176
5.750%, 9/1/27 144A	1,025,000	981
6.125%, 9/1/29 144A	650,000	608
ON Semiconductor Corp. 3.875%, 9/1/28 144A	675,000	589
Open Text Corp. 3.875%, 2/15/28 144A	800,000	686
3.875%, 12/1/29 144A	125,000	101
4.125%, 2/15/30 144A	800,000	642
4.125%, 12/1/31 144A	300,000	233
6.900%, 12/1/27 144A	450,000	450
Picard Midco, Inc. 6.500%, 3/31/29 144A	2,575,000	2,169
Rackspace Technology Global, Inc. 3.500%, 2/15/28 144A	1,825,000	1,061
5.375%, 12/1/28 144A	2,675,000	1,166
Roblox Corp. 3.875%, 5/1/30 144A	1,650,000	1,301
Rocket Software, Inc. 6.500%, 2/15/29 144A	3,575,000	2,818
Science Applications International Corp. 4.875%, 4/1/28 144A	500,000	462
Seagate HDD Cayman 9.625%, 12/1/32 144A	2,302,125	2,525
SS&C Technologies, Inc. 5.500%, 9/30/27 144A	3,600,000	3,371
Synaptics, Inc. 4.000%, 6/15/29 144A	575,000	484
Veritas US, Inc. / Veritas Bermuda, Ltd. 7.500%, 9/1/25 144A	2,250,000	1,550

Total		52,541

Utilities (2.4%)
AmeriGas Partners LP / AmeriGas Finance Corp. 5.625%, 5/20/24	425,000	413
5.750%, 5/20/27	550,000	511
5.875%, 8/20/26	2,350,000	2,232
Calpine Corp. 3.750%, 3/1/31 144A	1,250,000	1,006
4.500%, 2/15/28 144A	1,575,000	1,405

Corporate Bonds (95.7%)	Shares/ Par +	Value $ (000’s)

Utilities continued
4.625%, 2/1/29 144A	350,000	300
5.000%, 2/1/31 144A	200,000	168
5.125%, 3/15/28 144A	1,075,000	959
5.250%, 6/1/26 144A	299,000	285
NRG Energy, Inc. 3.875%, 2/15/32 144A	2,300,000	1,727
5.250%, 6/15/29 144A	775,000	684
5.750%, 1/15/28	800,000	751
6.625%, 1/15/27	625,000	620
Solaris Midstream Holdings LLC 7.625%, 4/1/26 144A	650,000	647
TransAlta Corp. 7.750%, 11/15/29	350,000	357
Vistra Operations Co. LLC 5.000%, 7/31/27 144A	1,100,000	1,021
5.500%, 9/1/26 144A	1,400,000	1,349
5.625%, 2/15/27 144A	1,925,000	1,826

Total		16,261

Total Corporate Bonds (Cost: $770,237)		660,104

Total Investments (96.1%) (Cost: $772,557)@		662,852

Other Assets, Less Liabilities (3.9%)		26,553

Net Assets (100.0%)		689,405

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

Æ	Security valued using significant unobservable inputs.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022 the value of these securities (in thousands) was $547,486 representing 79.4% of the net assets.

Þ	PIK—Payment In Kind. PIK rate of Ardonagh Midco 2 PLC 12.75%.

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $772,129 and the net unrealized depreciation of investments based on that cost was $109,277 which is comprised of $2,987 aggregate gross unrealized appreciation and $112,264 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Energy	$-	$-	$2,111
All Others	637	-	-
Corporate Bonds
Communications	-	110,461	19
Energy	-	93,041	-
All Others	-	456,583	-

Total Assets:	$637	$660,085	$2,130

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended December 31, 2022.

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with prudent investment management.	Invest in a diversified portfolio of fixed income instruments of varying maturities and quality, and in derivatives designed to replicate such securities.	$1.1 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Multi-Sector Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration (a measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) of the Portfolio normally varies from three to eight years, based on the Portfolio’s forecast for interest rates. The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined to be of comparable quality (so called “junk bonds”). The Portfolio may invest, without limitation, in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets.

MARKET OVERVIEW

Geopolitics took center stage during the reporting period as Russia invaded Ukraine in February 2022. Most assets experienced elevated volatility over the year as Russia’s invasion of Ukraine and the subsequent imposition of financial sanctions added stress to already fragile global supply chains and raised concerns about commodity supplies. This amplified inflationary fears and contributed to more hawkish stances from central banks, higher global yields and flattening curves.

Risk assets were challenged throughout the first half of the year, with both equities and bonds moving significantly lower given ongoing concerns about the conflict between Russia and Ukraine. Developed market central banks maintained their hawkish stance to combat historic levels of inflation. Most notably, in the U.S., the Consumer Price Index (“CPI”) increased 8.6% year-on-year in May 2022. In response to rising inflation, the Federal Reserve (the “Fed”) increased interest rates seven times during the year.

Despite signs of slowing global growth heading into the second half of 2022, the Fed continued to hike its policy rate aggressively to address inflationary risks. Performance was challenged for both “safe-haven” and risk assets as global yields rose sharply through the summer months and sentiment waned, leading to increased recessionary risks and heightened volatility. Amidst broader market volatility, market correlations were positive as global equities, fixed income and commodities experienced sharp declines.

Easing developed market inflation prints prompted optimism and contributed to gains in global risk assets toward the end of the year. However, with labor market data generally exhibiting continued resilience, global central banks adopted more hawkish messaging than expected in December 2022.

PORTFOLIO RESULTS

The Portfolio returned (15.39%) for the twelve months ended December 31, 2022. By comparison, the Portfolio’s benchmark, the Bloomberg® Global Credit Hedged USD Index returned (13.75%). The Portfolio’s custom benchmark, comprised of 1/3 each: Bloomberg® Global Aggregate—Credit Component ex Emerging Markets, Hedged USD; ICE BofA® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; J.P. Morgan® EMBI Global (the “Equal Weighted Composite Index”), returned (13.42%). (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2022 of the Multi-Sector Income Funds peer group was (12.28%).

The primary detractor from the Portfolio’s performance over the period was positioning within emerging markets debt, particularly security selection in Chinese property developers, which suffered a liquidity crisis and consequent default wave. Select exposure to Russian quasi-sovereign debt also drove underperformance amid geopolitical conflict. Additionally, exposure to and selection within European high yield financials detracted from performance.

Multi-Sector Bond Portfolio (unaudited)

The largest contributor to the Portfolio’s performance was an underweight to duration as rates rose, particularly underweight exposure to U.S. and U.K. interest rates. In addition to investing in bonds of different maturities, futures and interest rate swaps were used for duration management in the Portfolio. Within corporate credit, an underweight to investment grade industrials supported performance. During the year, the Portfolio’s credit exposure was partially obtained through the use of credit default swaps.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

We expect a modest recession in 2023 across developed markets as central banks continue to combat inflation, yet uncertainties remain. Tighter financial conditions will likely cool inflation and lead to a recession across developed markets, which should be modest but not painless as unemployment will probably rise. We expect a yield range of about 3.25% to 4.25% for the 10-year U.S. Treasury in our baseline and broader ranges across scenarios for 2023, with a view of being neutral on duration or having a tactical underweight position at current levels. We expect Euro area and U.K. headline inflation to peak just above 10% in the fourth quarter of 2022, while U.S. CPI inflation likely peaked near 9% in mid-2022.

Overall, we do not expect to make large changes in current positioning based on the outlook and valuations. Rather, we are focused on identifying asymmetric trades across the range of plausible scenarios to complement current positioning. Any recession could further challenge riskier assets such as equities and lower quality corporate credit. We believe the repricing across financial markets in 2022 has improved prospects for returns elsewhere, particularly in bonds. We are focusing on high quality fixed income sectors that offer more attractive yields than they have in several years.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Multi-Sector Bond Portfolio	-15.39%	0.20%	1.91%
Bloomberg® Global Credit Hedged USD Index	-13.75%	0.53%	2.26%
1/3 each: Bloomberg® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD; ICE BofA® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; JP Morgan® EMBI Global	-13.42%	0.64%	2.55%
Lipper® Variable Insurance Products (VIP) Multi-Sector Income Funds	-12.28%	0.28%	1.71%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Multi-Sector Bond Portfolio (unaudited)

Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may invest a portion of its assets in fixed- and floating-rate loans, including senior loans, through loan participations and assignments. Investing in loans may expose the Portfolio to additional risks, including credit risk, interest rate risk, liquidity risk, call risk, settlement risk, and risks associated with being a lender.

The Portfolio may also invest in municipal securities, which may be more sensitive to certain adverse conditions than other fixed income securities, may be or become illiquid, and may have yields which move differently and adversely compared to the yields of the overall debt securities markets.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect performance.

Top 10 Holdings 12/31/22

Security Description	% of Net Assets
US Treasury, Various	7.1%
Federal Home Loan Bank, Various	4.7%
Federal Home Loan Mortgage Corp., Various	3.9%
Petroleos Mexicanos, Various	1.8%
Deutsche Bank AG, Various	1.3%
Banca Monte dei Paschi di Siena SpA, Various	1.3%
UniCredit SpA, Various	1.2%
Republic of Indonesia, Various	1.2%
HSBC Holdings PLC, Various	0.9%
Credit Suisse AG, Various	0.8%

Sector Allocation 12/31/22

Sector	% of Net Assets
Corporate Bonds	47.1%
Short-Term Investments & Other Net Assets	18.2%
Governments	16.2%
Structured Products	13.5%
Bank Loan Obligations	4.3%
Municipal Bonds	0.6%
Convertible Corporate Bonds	0.1%
Telecommunications	0.0%
Energy	0.0%

Sector Allocation and Top 10 Holdings are subject to change.

Multi-Sector Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Common Stocks (0.0%)	Shares/ Par +	Value $ (000’s)

Energy (0.0%)
Constellation Oil - Class B *,Æ,ð	112,235	12

Total		12

Telecommunications (0.0%)
Intelsat Emergence SA *,Æ	9,427	226

Total		226

Total Common Stocks (Cost: $862)		238

Corporate Bonds (47.1%)

Basic Materials (0.9%)
ALROSA Finance SA 3.100%, 6/25/27 144A j	8,500,000	855
4.650%, 4/9/24 144A j	500,000	67
Georgia-Pacific LLC 8.875%, 5/15/31	200,000	244
INEOS Finance PLC 2.875%, 5/1/26 EUR §,∞	600,000	552
INEOS Styrolution Group GmbH 2.250%, 1/16/27 144A EUR ∞	200,000	173
2.250%, 1/16/27 EUR §,∞	3,200,000	2,775
MMK International Capital DAC 4.375%, 6/13/24 144A j	1,400,000	420
Sasol Financing USA LLC 5.875%, 3/27/24	500,000	489
Syngenta Finance NV 4.441%, 4/24/23 144A	200,000	199
4.892%, 4/24/25 144A	4,709,000	4,561

Total		10,335

Communications (5.9%)
Altice Financing SA 3.000%, 1/15/28 EUR §,∞	200,000	169
4.250%, 8/15/29 EUR §,∞	2,300,000	1,983
5.750%, 8/15/29 144A	5,400,000	4,247
Altice France Holding SA 6.000%, 2/15/28 144A	1,700,000	1,004
8.000%, 5/15/27 EUR §,∞	1,000,000	784
Altice France SA 4.000%, 7/15/29 144A EUR ∞	1,850,000	1,493
4.000%, 7/15/29 EUR §,∞	1,400,000	1,130
4.250%, 10/15/29 144A EUR ∞	400,000	320
5.500%, 10/15/29 144A	800,000	610
8.125%, 2/1/27 144A	3,200,000	2,915
AT&T, Inc. 3.500%, 9/15/53	237,000	160
3.650%, 9/15/59	6,663,000	4,460
3.800%, 12/1/57	115,000	79
CCO Holdings LLC / CCO Holdings Capital Corp. 4.250%, 2/1/31 144A	2,500,000	2,005
4.500%, 6/1/33 144A	800,000	614

Corporate Bonds (47.1%)	Shares/ Par +	Value $ (000’s)

Communications continued
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.200%, 3/15/28	1,700,000	1,563
4.800%, 3/1/50	200,000	145
5.125%, 7/1/49	3,300,000	2,495
5.375%, 4/1/38	100,000	83
CommScope, Inc. 4.750%, 9/1/29 144A	5,700,000	4,595
Connect Finco SARL / Connect US Finco LLC 6.750%, 10/1/26 144A	1,800,000	1,668
Deutsche Telekom International Finance 8.750%, 6/15/30	475,000	560
DISH DBS Corp. 5.750%, 12/1/28 144A	5,200,000	4,150
Iliad Holding SASU 6.500%, 10/15/26 144A	2,700,000	2,504
Intelsat Jackson Holdings SA 6.500%, 3/15/30 144A	703,000	628
Intelsat Jackson Holdings SA - Series A - Contingent Value Rights *,Æ	986	7
Intelsat Jackson Holdings SA - Series B - Contingent Value Rights *,Æ	986	7
Intelsat Jackson Holdings SA Escrow 5.500%, 8/1/23 Æ	700,000	-
8.500%, 10/15/24 Æ	200,000	-
9.750%, 7/15/25 Æ	100,000	-
Lumen Technologies, Inc. 4.000%, 2/15/27 144A	100,000	85
Prosus NV 3.257%, 1/19/27 144A	500,000	447
Sprint Corp. 7.125%, 6/15/24	100,000	102
7.875%, 9/15/23	6,400,000	6,490
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.152%, 3/20/28 144A	1,300,000	1,281
Summer (BC) Bidco B LLC 5.500%, 10/31/26 144A	400,000	325
Time Warner Cable LLC 5.875%, 11/15/40	300,000	261
6.750%, 6/15/39	200,000	189
United Group BV 5.250%, 2/1/30 144A EUR ∞	1,000,000	767
UPC Broadband Finco BV 4.875%, 7/15/31 144A	4,800,000	3,993
Virgin Media Secured Finance PLC 4.125%, 8/15/30 GBP §,∞	1,200,000	1,106
4.250%, 1/15/30 GBP §,∞	3,200,000	2,993
VMED O2 UK Financing I PLC 3.250%, 1/31/31 EUR §,∞	1,200,000	1,018
4.000%, 1/31/29 144A GBP ∞	2,600,000	2,442
4.000%, 1/31/29 GBP §,∞	500,000	470
4.500%, 7/15/31 144A GBP ∞	400,000	368
4.750%, 7/15/31 144A	1,100,000	894

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (47.1%)	Shares/ Par +	Value $ (000’s)

Communications continued
Vodafone Group PLC 7.000%, (USD 5 Year Swap Rate plus 4.873%), 4/4/79	1,700,000	1,709

Total		65,318

Consumer, Cyclical (6.5%)
Adient Global Holdings, Ltd. 3.500%, 8/15/24 EUR §,∞	400,000	409
Air Canada Pass-Through Trust, Series 2020-2, Class A 5.250%, 10/1/30 144A	748,594	707
Alaska Airlines Pass-Through Trust, Series 2020-1, Class A 4.800%, 2/15/29 144A	168,645	160
American Airlines Pass-Through Trust, Series 2014-1, Class A 3.700%, 4/1/28	172,719	149
American Airlines Pass-Through Trust, Series 2015-1, Class A 3.375%, 11/1/28	312,899	261
American Airlines Pass-Through Trust, Series 2016-1, Class AA 3.575%, 7/15/29	785,817	701
American Airlines Pass-Through Trust, Series 2017-2, Class AA 3.350%, 4/15/31	151,290	131
British Airways Pass-Through Trust, Series 2020-1, Class A 2.900%, 9/15/36 144A	393,609	320
4.250%, 5/15/34 144A	107,440	96
Caesars Entertainment, Inc. 5.750%, 7/1/25 144A	7,300,000	7,146
Ford Motor Credit Co. LLC 1.744%, 7/19/24 EUR ∞	200,000	204
2.330%, 11/25/25 EUR ∞	100,000	98
2.386%, 2/17/26 EUR ∞	100,000	97
2.492%, (Euribor 3 Month ACT/360 plus 0.730%), 11/15/23 EUR ∞	100,000	105
2.684%, (Euribor 3 Month ACT/360 plus 0.700%), 12/1/24 EUR ∞	1,300,000	1,338
2.748%, 6/14/24 GBP ∞	700,000	799
3.021%, 3/6/24 EUR ∞	900,000	943
3.250%, 9/15/25 EUR ∞	300,000	304
3.625%, 6/17/31	2,900,000	2,278
3.815%, 11/2/27	300,000	264
4.134%, 8/4/25	200,000	187
4.389%, 1/8/26	800,000	745
4.535%, 3/6/25 GBP ∞	100,000	115
5.584%, 3/18/24	400,000	395
General Motors Financial Co., Inc. 5.100%, 1/17/24	1,200,000	1,195
IHO Verwaltungs GmbH 3.625%, 5/15/25 EUR §,∞,Þ	800,000	779
3.750%, 9/15/26 EUR §,∞	4,950,000	4,593
Jaguar Land Rover Automotive PLC 4.500%, 7/15/28 EUR §,∞	200,000	162
5.875%, 11/15/24 EUR §,∞	900,000	905
JetBlue Airways Corp. 4.000%, 5/15/34	782,213	695

Corporate Bonds (47.1%)	Shares/ Par +	Value $ (000’s)

Consumer, Cyclical continued
John Lewis PLC 4.250%, 12/18/34 GBP §,∞	1,000,000	725
Las Vegas Sands Corp. 3.900%, 8/8/29	100,000	84
Marks & Spencer PLC 4.500%, 7/10/27 GBP §,∞	300,000	311
6.000%, 6/12/25 GBP §,∞	1,000,000	1,162
Mattel, Inc. 3.375%, 4/1/26 144A	100,000	92
Melco Resorts Finance, Ltd. 4.875%, 6/6/25 144A	5,700,000	5,234
5.375%, 12/4/29 144A	700,000	560
Mitchells & Butlers Finance PLC 3.815%, (SONIO plus 0.569%), 12/15/30 GBP §,∞	922,834	999
5.219%, (ICE LIBOR USD 3 Month plus 0.450%), 12/15/30 §	167,788	154
6.469%, 9/15/32 GBP §,∞	200,000	214
Nissan Motor Acceptance Corp. 2.000%, 3/9/26 144A	400,000	344
Nissan Motor Co., Ltd. 3.201%, 9/17/28 144A EUR ∞	500,000	469
4.345%, 9/17/27 144A	6,400,000	5,803
4.810%, 9/17/30 144A	500,000	424
Pinnacle Bidco PLC 5.500%, 2/15/25 EUR §,∞	100,000	93
6.375%, 2/15/25 GBP §,∞	400,000	419
Renault SA 2.375%, 5/25/26 EUR §,∞	4,300,000	4,135
Sands China, Ltd. 2.800%, 3/8/27	400,000	343
3.750%, 8/8/31	1,100,000	866
4.300%, 1/8/26	1,700,000	1,569
5.900%, 8/8/28	3,200,000	2,996
Southwest Airlines Co. 5.250%, 5/4/25	1,000,000	1,004
Toll Brothers Finance Corp. 4.350%, 2/15/28	100,000	91
4.875%, 3/15/27	1,200,000	1,146
Travis Perkins PLC 4.500%, 9/7/23 GBP §,∞	1,900,000	2,263
United Airlines Pass Through Trust, Series 2014-1, Class A 4.000%, 10/11/27	588,639	547
United Airlines Pass Through Trust, Series 2019-2, Class A 2.900%, 11/1/29	87,888	70
United Airlines Pass-Through Trust, Series 2020-1, Class A 5.875%, 4/15/29	2,292,112	2,260
US Airways Pass-Through Trust, Series 2012-1, Class A 5.900%, 4/1/26	593,886	574
Volkswagen Leasing GmbH 2.625%, 1/15/24 EUR §,∞	1,800,000	1,914
Wynn Macau, Ltd. 5.500%, 1/15/26 144A	200,000	183
5.500%, 1/15/26 §	500,000	459

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (47.1%)	Shares/ Par +	Value $ (000’s)

Consumer, Cyclical continued
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 5.125%, 10/1/29 144A	800,000	686
ZF Europe Finance BV 2.000%, 2/23/26 EUR §,∞	2,000,000	1,841
ZF Finance GmbH 2.750%, 5/25/27 EUR §,∞	4,300,000	3,866
3.750%, 9/21/28 EUR §,∞	2,000,000	1,795

Total		71,976

Consumer, Non-cyclical (3.9%)
AA Bond Co., Ltd. 4.875%, 7/31/43 GBP §,∞	1,200,000	1,373
AbbVie, Inc. 1.500%, 11/15/23 EUR ∞	400,000	423
Abertis Infraestructuras SA 1.625%, 7/15/29 EUR §,∞	500,000	438
1.875%, 3/26/32 EUR §,∞	600,000	498
3.000%, 3/27/31 EUR §,∞	600,000	557
3.375%, 11/27/26 GBP §,∞	2,100,000	2,297
Albion Financing 1 SARL / Aggreko Holdings, Inc. 5.250%, 10/15/26 EUR §,∞	1,600,000	1,489
6.125%, 10/15/26 144A	300,000	268
Allied Universal Holdco LLC / Allied Universal Finance Corp. / Atlas LuxCo 4 SARL 3.625%, 6/1/28 144A EUR ∞	1,400,000	1,186
Atlantia SpA 1.625%, 2/3/25 EUR §,∞	1,200,000	1,193
1.875%, 7/13/27 EUR §,∞	400,000	362
1.875%, 2/12/28 EUR §,∞	5,500,000	4,873
Bacardi, Ltd. 4.700%, 5/15/28 144A	2,900,000	2,768
BAT Capital Corp. 3.222%, 8/15/24	100,000	96
3.557%, 8/15/27	500,000	457
Bellis Acquisition Co. PLC 3.250%, 2/16/26 GBP §,∞	4,000,000	3,927
Centene Corp. 4.250%, 12/15/27	200,000	188
4.625%, 12/15/29	500,000	457
CHS / Community Health Systems, Inc. 8.000%, 3/15/26 144A	700,000	637
Constellation Brands, Inc. 3.700%, 12/6/26	200,000	190
CVS Pass-Through Trust 4.704%, 1/10/36 144A	356,318	320
5.926%, 1/10/34 144A	594,255	580
7.507%, 1/10/32 144A	59,439	62
DaVita, Inc. 4.625%, 6/1/30 144A	1,900,000	1,528
Imperial Brands Finance PLC 3.500%, 7/26/26 144A	200,000	183
6.125%, 7/27/27 144A	2,200,000	2,189
Loxam SAS 2.875%, 4/15/26 EUR §,∞	100,000	95
3.250%, 1/14/25 EUR §,∞	900,000	915
Market Bidco Finco PLC 4.750%, 11/4/27 144A EUR ∞	1,898,000	1,620

Corporate Bonds (47.1%)	Shares/ Par +	Value $ (000’s)

Consumer, Non-cyclical continued
Nexi SpA 2.125%, 4/30/29 EUR §,∞	3,700,000	3,202
Organon & Co. / Organon Foreign Debt Co-Issuer BV 2.875%, 4/30/28 EUR §,∞	3,900,000	3,648
Organon Finance 1 LLC 4.125%, 4/30/28 144A	1,100,000	974
Perrigo Finance Unlimited Co. 4.400%, 6/15/30	200,000	170
Q-Park Holding I BV 2.000%, 3/1/27 EUR §,∞	1,000,000	891
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.750%, 12/1/26 144A	500,000	402
Teva Pharmaceutical Finance Netherlands II BV 4.375%, 5/9/30 EUR ∞	2,000,000	1,762
4.500%, 3/1/25 EUR ∞	800,000	820

Total		43,038

Diversified (0.0%)
Stena International SA 6.125%, 2/1/25 144A	400,000	372

Total		372

Energy (6.9%)
Aker BP ASA 3.750%, 1/15/30 144A	400,000	352
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.625%, 7/15/26 144A	100,000	97
Boardwalk Pipelines LP 3.400%, 2/15/31	200,000	167
CGG SA 7.750%, 4/1/27 EUR §,∞	200,000	173
8.750%, 4/1/27 144A	3,400,000	2,718
Cheniere Corpus Christi Holdings LLC 5.125%, 6/30/27	100,000	99
Cheniere Energy Partners LP 4.000%, 3/1/31	1,400,000	1,192
Continental Resources, Inc. 4.375%, 1/15/28	1,400,000	1,283
El Paso Natural Gas Co. LLC 8.375%, 6/15/32	200,000	226
Energy Transfer LP 2.900%, 5/15/25	100,000	94
3.600%, 2/1/23	100,000	100
3.750%, 5/15/30	200,000	176
4.950%, 5/15/28	1,200,000	1,151
5.000%, 5/15/50	200,000	160
5.250%, 4/15/29	100,000	97
6.050%, 6/1/41	100,000	94
6.500%, 2/1/42	300,000	297
6.625%, 10/15/36	500,000	501
7.500%, 7/1/38	1,700,000	1,806
EQT Corp. 6.625%, 2/1/25	5,500,000	5,513
Gray Oak Pipeline LLC 3.450%, 10/15/27 144A	500,000	442

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (47.1%)	Shares/ Par +	Value $ (000’s)

Energy continued
Greenko Solar Mauritius, Ltd. 5.550%, 1/29/25 144A	1,000,000	938
Kinder Morgan Energy Partners LP 6.550%, 9/15/40	2,382,000	2,387
Kinder Morgan, Inc. 7.750%, 1/15/32	1,216,000	1,367
Midwest Connector Capital Co. LLC 3.900%, 4/1/24 144A	200,000	194
MPLX LP 4.250%, 12/1/27	100,000	94
NGPL PipeCo LLC 7.768%, 12/15/37 144A	3,900,000	4,058
Noble Corp. PLC 11.000%, 2/15/28 144A	32,532	36
11.000%, 2/15/28	45,537	50
NuStar Logistics LP 5.625%, 4/28/27	1,400,000	1,309
6.000%, 6/1/26	200,000	193
Occidental Petroleum Corp. 5.875%, 9/1/25	700,000	697
Odebrecht Drilling Norbe VIII/IX, Ltd. 7.350%, 12/1/26 §,Þ	1,756,862	953
Odebrecht Oil & Gas Finance, Ltd. 0.000%, 8/5/22 §,µ	782,000	2
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	600,000	538
Pertamina Persero PT 6.500%, 11/7/48 144A	3,800,000	3,791
Petroleos de Venezuela SA 5.375%, 4/12/27 §,j	6,500,000	292
5.500%, 4/12/37 §,j	4,300,000	194
Petroleos Mexicanos 2.750%, 4/21/27 EUR §,∞	1,100,000	919
4.750%, 2/26/29 EUR §,∞	3,500,000	2,916
4.875%, 2/21/28 EUR §,∞	600,000	524
5.625%, 1/23/46	378,000	220
5.950%, 1/28/31	4,300,000	3,254
6.350%, 2/12/48	1,700,000	1,039
6.625%, 6/15/35	4,200,000	3,047
6.625%, 6/15/38	2,000,000	1,369
6.700%, 2/16/32	4,536,000	3,562
6.750%, 9/21/47	2,900,000	1,850
7.690%, 1/23/50	2,580,000	1,785
Petrorio Luxembourg SARL 6.125%, 6/9/26 144A	200,000	190
Plains All American Pipeline LP / PAA Finance Corp. 4.900%, 2/15/45	1,100,000	852
6.650%, 1/15/37	277,000	273
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.838%, 9/30/27 144A	1,872,890	1,881
Regency Energy Partners LP / Regency Energy Finance Corp. 4.500%, 11/1/23	300,000	298
Rio Oil Finance Trust 9.250%, 7/6/24 144A	617,828	624
9.250%, 7/6/24 §	540,599	546
9.750%, 1/6/27 §	300,277	311
Sabine Pass Liquefaction LLC 4.500%, 5/15/30	700,000	649

Corporate Bonds (47.1%)	Shares/ Par +	Value $ (000’s)

Energy continued
5.625%, 3/1/25	4,900,000	4,907
5.750%, 5/15/24	800,000	800
5.875%, 6/30/26	400,000	405
Santos Finance, Ltd. 3.649%, 4/29/31 144A	700,000	556
Southwestern Energy Co. 5.375%, 2/1/29	100,000	93
Tallgrass Energy Partners LP 5.500%, 1/15/28 144A	8,400,000	7,449
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.500%, 3/1/30	1,200,000	1,129
Western Midstream Operating, LP 3.350%, 2/1/25	1,200,000	1,135

Total		76,414

Financial (18.6%)
ADLER Group SA 1.875%, 1/14/26 EUR §,∞	1,100,000	471
2.750%, 11/13/26 EUR §,∞	1,400,000	592
ADLER Real Estate AG 2.125%, 2/6/24 EUR §,∞	2,288,000	2,143
3.000%, 4/27/26 EUR §,∞	4,900,000	3,614
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.150%, 2/15/24	3,600,000	3,480
3.650%, 7/21/27	500,000	452
4.450%, 4/3/26	900,000	859
4.625%, 10/15/27	500,000	464
4.875%, 1/16/24	1,200,000	1,189
Aircastle, Ltd. 2.850%, 1/26/28 144A	600,000	491
4.250%, 6/15/26	300,000	282
5.250%, 8/11/25 144A	2,400,000	2,308
Ally Financial, Inc. 3.050%, 6/5/23	400,000	395
8.000%, 11/1/31	1,371,000	1,415
Antares Holdings LP 2.750%, 1/15/27 144A	250,000	200
Athora Netherlands NV 2.375%, 5/17/24 EUR §,∞	700,000	723
7.000%, (5 Year EUR Annual Swap Rate plus 6.463%), 6/19/25 EUR §,µ,∞	200,000	208
Atrium European Real Estate, Ltd. 4.250%, 9/11/25 EUR §,∞	3,439,000	3,037
Aviation Capital Group LLC 5.500%, 12/15/24 144A	1,000,000	982
Avolon Holdings Funding, Ltd. 2.528%, 11/18/27 144A	2,173,000	1,737
Banca Monte dei Paschi di Siena SpA 1.875%, 1/9/26 EUR §,∞	300,000	275
2.625%, 4/28/25 EUR §,∞	3,300,000	3,187
3.625%, 9/24/24 EUR §,∞	3,800,000	3,847
5.375%, (5 Year EUR Annual Swap Rate plus 5.005%), 1/18/28 EUR §,∞	7,100,000	6,066
8.000%, (5 Year EUR Annual Swap Rate plus 8.149%), 1/22/30 EUR §,∞	500,000	464
8.500%, (5 Year EUR Annual Swap Rate plus 8.917%), 9/10/30 EUR §,∞	800,000	746

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (47.1%)	Shares/ Par +	Value $ (000’s)

Financial continued
Banco Bilbao Vizcaya Argentaria SA 6.000%, (5 Year EUR Annual Swap Rate plus 6.039%), 3/29/24 EUR §,µ,∞	1,600,000	1,665
6.138%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.700%), 9/14/28	2,300,000	2,303
Banco Bradesco SA 2.850%, 1/27/23 144A	400,000	399
Banco BTG Pactual SA 4.500%, 1/10/25 144A	500,000	482
Banco de Sabadell SA 1.125%, (1 Year EUR Annual Swap Rate plus 1.550%), 3/11/27 EUR §,∞	200,000	191
1.750%, 5/10/24 EUR §,∞	900,000	927
Banco do Brasil SA 4.625%, 1/15/25 144A	900,000	879
Banco Votorantim SA 4.500%, 9/24/24 §	200,000	194
Bank of America Corp. 3.419%, (ICE LIBOR USD 3 Month plus 1.040%), 12/20/28	973,000	881
5.875%, (ICE LIBOR USD 3 Month plus 2.931%), 3/15/28 µ	4,500,000	3,963
Bank of Ireland Group PLC 6.253%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.650%), 9/16/26 144A	600,000	595
7.500%, (5 Year EUR Annual Swap Rate plus 7.924%), 5/19/25 EUR §,µ,∞	1,700,000	1,766
Barclays PLC 5.501%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.650%), 8/9/28	3,000,000	2,906
6.125%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 year plus 5.867%), 12/15/25 µ	500,000	456
7.437%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 3.500%), 11/2/33	500,000	524
BNP Paribas SA 1.904%, (US SOFR plus 1.609%), 9/30/28 144A	1,700,000	1,416
4.705%, (ICE LIBOR USD 3 Month plus 2.235%), 1/10/25 144A	1,800,000	1,782
CaixaBank SA 6.750%, (5 Year EUR Annual Swap Rate plus 6.498%), 6/13/24 EUR §,µ,∞	200,000	209
Cantor Fitzgerald LP 4.875%, 5/1/24 144A	100,000	98
Chubb INA Holdings, Inc. 0.875%, 6/15/27 EUR ∞	200,000	187
Citigroup, Inc. 3.070%, (US SOFR plus 1.280%), 2/24/28	200,000	180
3.400%, 5/1/26	400,000	379
Corestate Capital Holding SA 3.500%, 4/15/23 EUR §,∞,j	700,000	100
CPI Property Group SA 1.625%, 4/23/27 EUR §,∞	700,000	532
Credit Agricole SA 1.907%, (US SOFR plus 1.676%), 6/16/26 144A	500,000	456

Corporate Bonds (47.1%)	Shares/ Par +	Value $ (000’s)

Financial continued
Credit Suisse AG 6.500%, 8/8/23 144A	7,400,000	7,156
6.500%, 8/8/23 §	1,700,000	1,644
DAE Sukuk DIFC, Ltd. 3.750%, 2/15/26 144A	1,000,000	948
Deutsche Bank AG 1.375%, (Euribor 3 Month ACT/360 plus 1.500%), 2/17/32 EUR §,∞	2,500,000	1,946
1.750%, (Euribor 3 Month ACT/360 plus 2.050%), 11/19/30 EUR §,∞	6,700,000	5,629
3.035%, (US SOFR plus 1.718%), 5/28/32	200,000	152
3.547%, (US SOFR plus 3.043%), 9/18/31	1,300,000	1,042
3.729%, (US SOFR plus 2.757%), 1/14/32	3,300,000	2,420
3.742%, (US SOFR plus 2.257%), 1/7/33	700,000	497
5.625%, (5 Year EUR Annual Swap Rate plus 6.000%), 5/19/31 EUR §,∞	2,600,000	2,715
5.882%, (US SOFR plus 5.438%), 7/8/31	400,000	345
Fairfax Financial Holdings, Ltd. 2.750%, 3/29/28 144A EUR ∞	500,000	466
2.750%, 3/29/28 EUR §,∞	1,200,000	1,120
Fidelity National Financial, Inc. 3.400%, 6/15/30	200,000	169
Freedom Mortgage Corp. 6.625%, 1/15/27 144A	500,000	389
7.625%, 5/1/26 144A	2,100,000	1,752
8.125%, 11/15/24 144A	3,560,000	3,275
8.250%, 4/15/25 144A	782,000	703
Globalworth Real Estate Investments, Ltd. 3.000%, 3/29/25 EUR §,∞	3,900,000	3,645
GLP Capital LP / GLP Financing II, Inc. 3.350%, 9/1/24	100,000	96
5.750%, 6/1/28	400,000	392
The Goldman Sachs Group, Inc. 2.125%, 9/30/24 EUR §,∞	1,200,000	1,256
3.375%, 3/27/25 EUR §,∞	200,000	213
Growthpoint Properties International Pty, Ltd. 5.872%, 5/2/23 144A	300,000	298
5.872%, 5/2/23 §	5,800,000	5,757
HSBC Holdings PLC 1.645%, (US SOFR plus 1.538%), 4/18/26	200,000	181
2.099%, (US SOFR plus 1.929%), 6/4/26	200,000	182
2.804%, (US SOFR plus 1.187%), 5/24/32	3,300,000	2,553
3.973%, (ICE LIBOR USD 3 Month plus 1.610%), 5/22/30	4,900,000	4,289
4.300%, 3/8/26	2,300,000	2,225
Huarong Finance 2019 Co., Ltd. 2.125%, 9/30/23 §	1,100,000	1,056
2.500%, 2/24/23 §	800,000	792
5.824%, (ICE LIBOR USD 3 Month plus 1.125%), 2/24/23 §	3,800,000	3,779
ING Groep NV 5.750%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 year plus 4.342%), 11/16/26 µ	1,800,000	1,597
6.750%, (5 Year ICE Swap Rate plus 4.204%), 4/16/24 §,µ	900,000	865
Intesa Sanpaolo SpA 3.250%, 9/23/24 144A	300,000	285
4.000%, 9/23/29 144A	200,000	171
5.500%, (5 Year EUR Annual Swap Rate plus 5.848%), 3/1/28 EUR §,µ,∞	4,050,000	3,576

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (47.1%)	Shares/ Par +	Value $ (000’s)

Financial continued
5.875%, (5 Year EUR Annual Swap Rate plus 6.086%), 9/1/31 EUR §,µ,∞	900,000	774
Jefferies Finance LLC / JFIN Co-Issuer Corp. 5.000%, 8/15/28 144A	1,500,000	1,224
Kaisa Group Holdings, Ltd. 9.375%, 6/30/24 §,j	400,000	54
9.750%, 9/28/23 §,j	600,000	81
10.500%, 1/15/25 §,j	1,100,000	149
10.875%, 7/23/23 §,j	400,000	54
11.250%, 4/16/25 §,j	3,500,000	475
11.650%, 6/1/26 §,j	1,000,000	136
Kennedy Wilson, Inc. 4.750%, 2/1/30	1,800,000	1,373
LeasePlan Corp. NV 2.875%, 10/24/24 144A	300,000	281
Liberty Mutual Finance Europe DAC 1.750%, 3/27/24 EUR §,∞	100,000	104
Lincoln Financing SARL 3.625%, 4/1/24 EUR §,∞	6,000,000	6,326
Lloyds Banking Group PLC
3.511%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.600%), 3/18/26	200,000	190
3.750%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.800%), 3/18/28	2,500,000	2,308
4.976%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.300%), 8/11/33	200,000	184
Logicor Financing SARL 3.250%, 11/13/28 EUR §,∞	600,000	539
Marsh & McLennan Cos., Inc. 1.349%, 9/21/26 EUR ∞	100,000	97
Morgan Stanley 4.000%, 7/23/25	3,600,000	3,515
Nationwide Building Society 4.363%, (ICE LIBOR USD 3 Month plus 1.392%), 8/1/24 144A	4,500,000	4,441
NatWest Group PLC 2.500%, 3/22/23 EUR §,∞	100,000	107
4.519%, (ICE LIBOR USD 3 Month plus 1.550%), 6/25/24	200,000	198
4.800%, 4/5/26	2,800,000	2,738
4.892%, (ICE LIBOR USD 3 Month plus 1.754%), 5/18/29	3,700,000	3,501
6.000%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 year plus 5.625%), 12/29/25 µ	500,000	462
New Metro Global, Ltd. 4.500%, 5/2/26 §	1,700,000	1,144
NN Group NV 4.500%, (Euribor 3 Month ACT/360 plus 4.000%), 7/15/49 EUR §,µ,∞	2,600,000	2,703
OMEGA Healthcare Investors, Inc. 4.500%, 1/15/25	100,000	97
4.950%, 4/1/24	100,000	99
OneMain Finance Corp. 3.500%, 1/15/27	1,100,000	911
4.000%, 9/15/30	700,000	522
6.125%, 3/15/24	2,500,000	2,418
6.875%, 3/15/25	1,900,000	1,825

Corporate Bonds (47.1%)	Shares/ Par +	Value $ (000’s)

Financial continued
7.125%, 3/15/26	1,400,000	1,331
Pacific Life Global Funding II 1.200%, 6/24/25 144A	200,000	181
Park Aerospace Holdings, Ltd. 4.500%, 3/15/23 144A	3,900,000	3,890
5.500%, 2/15/24 144A	112,000	111
RLJ Lodging Trust LP 3.750%, 7/1/26 144A	200,000	178
Santander UK Group Holdings PLC 2.896%, (US SOFR plus 1.475%), 3/15/32	800,000	618
3.823%, (ICE LIBOR USD 3 Month plus 1.400%), 11/3/28	4,000,000	3,575
6.750%, (GBP Swap Semi-Annual 5 Year plus 5.792%), 6/24/24 GBP §,µ,∞	1,390,000	1,611
SBB Treasury Oyj 0.750%, 12/14/28 EUR §,∞	700,000	476
Sberbank of Russia Via SB Capital SA 5.250%, 5/23/23 §,j	4,500,000	594
Seazen Group, Ltd. 6.000%, 8/12/24 §	200,000	154
Service Properties Trust 4.350%, 10/1/24	200,000	182
Societe Generale SA 7.375%, (USD 5 Year Swap Rate plus 4.302%), 10/4/23 144A µ	300,000	288
7.875%, (USD 5 Year Swap Rate plus 4.979%), 12/29/49 144A µ	200,000	198
Sunac China Holdings, Ltd. 5.950%, 4/26/24 §,j	2,000,000	423
6.650%, 8/3/24 §,j	600,000	127
7.250%, 6/14/22 §,j	2,600,000	533
8.350%, 4/19/23 §,j	1,600,000	345
Tesco Property Finance 3 PLC 5.744%, 4/13/40 GBP §,∞	92,080	104
Tesco Property Finance 6 PLC 5.411%, 7/13/44 GBP §,∞	2,560,067	2,780
TP ICAP PLC 5.250%, 1/26/24 GBP §,∞	3,700,000	4,363
Trust Fibra Uno 6.390%, 1/15/50 144A	200,000	161
UBS Group AG 4.703%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.050%), 8/5/27 144A	400,000	387
UniCredit SpA 2.569%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.300%), 9/22/26 144A	2,900,000	2,568
7.296%, (USD 5 Year Swap Rate plus 4.914%), 4/2/34 144A	5,700,000	5,224
7.830%, 12/4/23 144A	5,650,000	5,677
The Unique Pub Finance Co. PLC 7.395%, 3/28/24 GBP §,∞	177,280	212
Virgin Money UK PLC 3.125%, (6 Month GBP-LIBOR plus 2.569%), 6/22/25 GBP §,∞	100,000	114
3.375%, (1 Year GBP Swap Rate plus 2.145%), 4/24/26 GBP §,∞	100,000	111
4.000%, (1 Year UK Gilts plus 2.800%), 9/25/26 GBP §,∞	500,000	561

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (47.1%)	Shares/ Par +	Value $ (000’s)

Financial continued
4.000%, (1 Year UK Gilts plus 3.750%), 9/3/27 GBP §,∞	200,000	218
Vonovia Finance BV 5.000%, 10/2/23 144A	300,000	296
Wells Fargo & Co. 1.000%, 2/2/27 EUR §,∞	1,500,000	1,409
Weyerhaeuser Co. 7.375%, 3/15/32	424,000	469
Yango Justice International, Ltd. 7.500%, 4/15/24 §,j	4,200,000	111
7.875%, 9/4/24 §,j	600,000	16

Total		207,299

Industrial (2.0%)
Berry Global, Inc. 1.570%, 1/15/26	100,000	89
Constellation Oil Services Holding SA 3.000%, 12/31/26	100,335	59
DAE Funding LLC 1.550%, 8/1/24 144A	1,700,000	1,580
1.625%, 2/15/24 144A	1,000,000	949
2.625%, 3/20/25 144A	500,000	467
3.375%, 3/20/28 144A	700,000	620
3.375%, 3/20/28 §	200,000	177
Empresa de Transporte de Pasajeros Metro SA 4.700%, 5/7/50 §	1,400,000	1,173
Flex, Ltd. 3.750%, 2/1/26	700,000	661
Fortress Transportation & Infrastructure 5.500%, 5/1/28 144A	400,000	341
6.500%, 10/1/25 144A	4,818,000	4,530
GE Capital UK Funding Unlimited Co. 5.875%, 1/18/33 GBP ∞	800,000	980
General Electric Co. 4.125%, 9/19/35 EUR §,∞	500,000	527
Lima Metro Line 2 Finance, Ltd. 5.875%, 7/5/34 144A	283,863	275
The Manitowoc Co., Inc. 9.000%, 4/1/26 144A	6,200,000	5,814
Rolls-Royce PLC 4.625%, 2/16/26 EUR §,∞	1,600,000	1,657
5.750%, 10/15/27 144A	200,000	191
5.750%, 10/15/27 GBP §,∞	100,000	110
SMBC Aviation Capital Finance DAC 2.300%, 6/15/28 144A	200,000	164
Spirit Aerosystems, Inc. 9.375%, 11/30/29 144A	100,000	105
Standard Industries, Inc. 2.250%, 11/21/26 144A EUR ∞	1,300,000	1,183
2.250%, 11/21/26 EUR §,∞	1,300,000	1,183

Total		22,835

Technology (1.1%)
Broadcom, Inc. 2.450%, 2/15/31 144A	700,000	551
Dell International LLC / EMC Corp. 5.300%, 10/1/29	4,300,000	4,206
5.450%, 6/15/23	293,000	293
6.020%, 6/15/26	400,000	408

Corporate Bonds (47.1%)	Shares/ Par +	Value $ (000’s)

Technology continued
8.100%, 7/15/36	162,000	182
NXP BV / NXP Funding LLC 4.875%, 3/1/24	1,700,000	1,687
5.350%, 3/1/26	1,600,000	1,591
Seagate HDD Cayman 4.125%, 1/15/31	650,000	507
9.625%, 12/1/32 144A	920,000	1,009
Ubisoft Entertainment SA 0.878%, 11/24/27 EUR §,∞	800,000	657
VMware, Inc. 4.500%, 5/15/25	300,000	294
4.650%, 5/15/27	1,400,000	1,355
4.700%, 5/15/30	100,000	93

Total		12,833

Utilities (1.3%)
Adani Electricity Mumbai, Ltd. 3.949%, 2/12/30 144A	300,000	227
Centrais Eletricas Brasileiras SA 4.625%, 2/4/30 144A	300,000	263
Edison International 5.750%, 6/15/27	100,000	100
Electricite de France SA 4.500%, 9/21/28 144A	900,000	852
FEL Energy VI SARL 5.750%, 12/1/40 §	3,049,035	2,609
Nakilat, Inc. 6.067%, 12/31/33 §	920,080	947
6.267%, 12/31/33 144A	464,429	481
National Fuel Gas Co. 5.200%, 7/15/25	300,000	298
NPC Ukrenergo 6.875%, 11/9/28 §	800,000	138
Pacific Gas & Electric Co. 2.100%, 8/1/27	100,000	85
2.500%, 2/1/31	100,000	78
2.950%, 3/1/26	100,000	92
3.150%, 1/1/26	1,600,000	1,487
3.250%, 6/15/23	100,000	99
3.300%, 3/15/27	200,000	178
3.300%, 12/1/27	500,000	441
3.300%, 8/1/40	2,700,000	1,828
3.450%, 7/1/25	300,000	284
3.500%, 6/15/25	1,500,000	1,415
3.750%, 7/1/28	100,000	89
4.200%, 6/1/41	100,000	74
4.250%, 8/1/23	200,000	199
4.250%, 3/15/46	100,000	70
4.450%, 4/15/42	300,000	223
4.550%, 7/1/30	500,000	453
Perusahaan Listrik Negara PT 3.000%, 6/30/30 144A	1,500,000	1,229

Total		14,239

Total Corporate Bonds (Cost: $646,435)		524,659

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Convertible Corporate Bonds (0.1%)	Shares/ Par +	Value $ (000’s)

Financial (0.1%)
Corestate Capital Holding SA 1.375%, 11/28/22 EUR §,∞,j	5,700,000	984

Total		984

Total Convertible Corporate Bonds (Cost: $6,684)		984

Governments (16.2%)

Governments (16.2%)
Abu Dhabi Government International Bond 2.700%, 9/2/70 144A	3,700,000	2,299
2.700%, 9/2/70 §	900,000	559
3.875%, 4/16/50 §	1,500,000	1,269
Albania Government International Bond 3.500%, 6/16/27 144A EUR ∞	1,400,000	1,330
Arab Republic of Egypt 5.625%, 4/16/30 144A EUR ∞	1,550,000	1,147
5.625%, 4/16/30 EUR §,∞	1,700,000	1,257
7.500%, 2/16/61 144A	1,900,000	1,170
Argentine Republic Government International Bond 0.500%, 7/9/30	866,857	234
1.000%, 7/9/29	405,455	107
1.500%, 7/9/35	5,922,164	1,492
3.500%, 7/9/41	13,420,196	3,798
Australian Government 4.250%, 4/21/26 AUD §,∞	2,400,000	1,669
Banque Ouest Africaine de Developpement 2.750%, 1/22/33 144A EUR ∞	500,000	402
Brazilian Government International Bond 5.000%, 1/27/45	1,000,000	741
Colombia Government International Bond 5.000%, 6/15/45	6,000,000	4,082
5.200%, 5/15/49	200,000	136
Dominican Republic International Bond 4.875%, 9/23/32 144A	550,000	457
4.875%, 9/23/32 §	1,700,000	1,411
6.500%, 2/15/48 144A	2,800,000	2,303
6.500%, 2/15/48 §	2,800,000	2,303
6.875%, 1/29/26 §	500,000	505
Ecuador Government International Bond
0.000%, 7/31/30 144A	323,958	127
1.500%, 7/31/40 144A	1,225,800	500
2.500%, 7/31/35 144A	2,674,620	1,230
5.500%, 7/31/30 §	1,500,000	964
Egypt Government International Bond 6.375%, 4/11/31 EUR §,∞	3,300,000	2,447
7.500%, 2/16/61 §	800,000	493
Export-Import Bank of India 3.375%, 8/5/26 §	600,000	561
Federal Republic of Nigeria 7.625%, 11/28/47 §	700,000	449
7.696%, 2/23/38 §	600,000	406
7.875%, 2/16/32 §	2,800,000	2,105
Ghana Government International Bond 8.125%, 3/26/32 §	400,000	142
8.950%, 3/26/51 §	800,000	278
Ivory Coast Government International Bond 5.250%, 3/22/30 EUR §,∞	500,000	450
5.875%, 10/17/31 144A EUR ∞	300,000	268

Governments (16.2%)	Shares/ Par +	Value $ (000’s)

Governments continued
6.625%, 3/22/48 144A EUR ∞	900,000	676
6.625%, 3/22/48 EUR §,∞	800,000	601
6.875%, 10/17/40 144A EUR ∞	400,000	321
6.875%, 10/17/40 EUR §,∞	100,000	80
Kingdom of Jordan 4.950%, 7/7/25 144A	300,000	287
5.850%, 7/7/30 144A	400,000	358
Morocco Government International Bond 4.000%, 12/15/50 144A	500,000	342
5.500%, 12/11/42 §	800,000	686
North Macedonia 3.675%, 6/3/26 144A EUR ∞	500,000	492
Oman Government International Bond 6.000%, 8/1/29 §	900,000	902
6.250%, 1/25/31 144A	2,300,000	2,313
6.500%, 3/8/47 §	500,000	455
6.750%, 1/17/48 §	4,800,000	4,491
Panama Government International Bond 6.700%, 1/26/36	1,900,000	1,979
8.125%, 4/28/34	100,000	119
Provincia de Buenos Aires 37.463%, (Argentina Private Banks Deposit Rates Index plus 3.750%), 4/12/25 144A ARS §,∞	740,000	2
Republic of Belarus Ministry of Finance 5.875%, 2/24/26 144A j	600,000	246
Republic of Indonesia 0.900%, 2/14/27 EUR ∞	1,700,000	1,596
1.400%, 10/30/31 EUR ∞	1,900,000	1,581
1.450%, 9/18/26 EUR ∞	700,000	681
3.375%, 7/30/25 144A EUR ∞	800,000	848
3.750%, 6/14/28 144A EUR ∞	1,900,000	1,971
3.750%, 6/14/28 EUR §,∞	2,200,000	2,283
4.625%, 4/15/43 §	2,700,000	2,433
5.125%, 1/15/45 §	1,800,000	1,737
Republic of Paraguay 5.600%, 3/13/48 §	600,000	523
6.100%, 8/11/44 §	300,000	288
Republic of Peru 3.300%, 3/11/41	2,700,000	1,963
Republic of Serbia 1.650%, 3/3/33 144A EUR ∞	700,000	453
Republic of South Africa Government International Bond 4.850%, 9/30/29	1,200,000	1,068
4.875%, 4/14/26	600,000	580
5.000%, 10/12/46	500,000	349
5.750%, 9/30/49	4,500,000	3,293
Romanian Government International Bond 2.000%, 4/14/33 144A EUR ∞	1,400,000	958
2.875%, 4/13/42 144A EUR ∞	500,000	299
4.125%, 3/11/39 EUR §,∞	1,500,000	1,143
Russian Federation 4.250%, 6/23/27 144A j	200,000	62
4.250%, 6/23/27 §,j	1,000,000	310
5.250%, 6/23/47 144A j	200,000	66
5.250%, 6/23/47 §,j	2,400,000	792
Saudi International Bond 4.500%, 10/26/46 §	9,300,000	8,242

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Governments (16.2%)	Shares/ Par +	Value $ (000’s)

Governments continued
Sri Lanka Government International Bond 7.550%, 3/28/30 §,j	1,600,000	495
7.850%, 3/14/29 §,j	500,000	155
State Agency of Roads of Ukraine 6.250%, 6/24/30 §	600,000	102
State of Minas Gerais 5.333%, 2/15/28 §	120,000	116
State of Qatar 4.400%, 4/16/50 144A	1,200,000	1,098
4.400%, 4/16/50 §	2,400,000	2,195
4.500%, 4/23/28 §	1,100,000	1,106
4.817%, 3/14/49 §	800,000	778
5.103%, 4/23/48 §	1,200,000	1,205
Turkey Government International Bond 4.875%, 4/16/43	2,800,000	1,816
5.750%, 5/11/47	4,400,000	2,992
Ukraine Government International Bond 4.375%, 1/27/32 144A EUR ∞	1,600,000	302
4.375%, 1/27/32 EUR §,∞	1,700,000	321
6.750%, 6/20/28 144A EUR ∞	600,000	115
6.876%, 5/21/31 144A	900,000	170
7.375%, 9/25/34 §	300,000	56
8.994%, 2/1/26 144A	1,000,000	220
United Mexican States 2.125%, 10/25/51 EUR ∞	1,000,000	581
3.771%, 5/24/61	5,400,000	3,410
US Treasury 1.875%, 8/31/24 b	7,310,000	6,992
2.125%, 3/31/24 b	3,970,000	3,846
2.125%, 11/30/24 b	3,400,000	3,255
2.250%, 11/15/24	15,910,000	15,280
2.375%, 8/15/24 b	3,700,000	3,570
2.500%, 1/31/24	10,590,000	10,340
2.750%, 2/15/24 b	8,700,000	8,512
2.875%, 11/30/23 b	4,230,000	4,161
4.000%, 11/15/42	19,800,000	19,385
Venezuela Government International Bond 6.000%, 12/9/49 §,j	32,000	2
7.000%, 3/31/38 §,j	204,000	17
7.650%, 4/21/25 §,j	1,955,000	156
8.250%, 10/13/24 §,j	356,000	28
9.000%, 5/7/23 §,j	32,000	3
9.250%, 5/7/28 §,j	1,241,000	102
9.375%, 1/13/34 j	1,400,000	115

Total		179,957

Total Governments (Cost: $226,213)		179,957

Municipal Bonds (0.6%)

Municipal Bonds (0.6%)
American Municipal Power, Inc. 7.834%, 2/15/41 RB	100,000	122
Bay Area Toll Authority, California, Series 2010 6.918%, 4/1/40 RB	200,000	234
City of Riverside California Electric Revenue 7.605%, 10/1/40 RB	200,000	242
Golden State Tobacco Securitization Corp. 3.850%, 6/1/50 RB	3,030,000	2,679

Municipal Bonds (0.6%)	Shares/ Par +	Value $ (000’s)

Municipal Bonds continued
Irvine Ranch California Water District 6.622%, 5/1/40 RB	100,000	112
Los Angeles County California Public Works Financing Authority 7.618%, 8/1/40 RB	200,000	245
Metropolitan Government of Nashville & Davidson County Tennessee 6.568%, 7/1/37 RB	100,000	112
Municipal Electric Authority of Georgia 6.655%, 4/1/57 RB	96,000	104
New York City Transitional Finance Authority 5.508%, 8/1/37 RB	300,000	308
New York State Urban Development Corp. 5.770%, 3/15/39 RB	100,000	103
Port Authority of New York & New Jersey, Series 165 5.647%, 11/1/40 RB	1,100,000	1,149
Port Authority of New York & New Jersey, Series 168 4.926%, 10/1/51 RB	200,000	188
State of Illinois 6.630%, 2/1/35 GO	245,000	248
6.725%, 4/1/35 GO	95,000	97
7.350%, 7/1/35 GO	185,714	195
Triborough Bridge & Tunnel Authority 5.550%, 11/15/40 RB	800,000	805

Total Municipal Bonds (Cost: $6,884)		6,943

Structured Products (13.5%)

Asset Backed Securities (8.3%)
ABFC Trust, Series 2007-WMC1, Class A1A 5.639%, (ICE LIBOR USD 1 Month plus 1.250%), 6/25/37	8,401,753	5,806
Accredited Mortgage Loan Trust, Series 2005-3, Class M3 5.109%, (ICE LIBOR USD 1 Month plus 0.720%), 9/25/35	97,344	96
ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4, Class M1 5.289%, (ICE LIBOR USD 1 Month plus 0.900%), 12/25/34	54,268	48
ACE Securities Corp. Home Equity Loan Trust, Series 2004-RM2, Class M2 5.184%, (ICE LIBOR USD 1 Month plus 0.795%), 1/25/35	37,596	34
ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE4, Class M4 5.364%, (ICE LIBOR USD 1 Month plus 0.975%), 7/25/35	14,118	14
ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM1, Class A2C 4.689%, (ICE LIBOR USD 1 Month plus 0.300%), 7/25/36	7,110,054	1,883
Aegis Asset Backed Securities Trust, Series 2004-6, Class M2 5.389%, (ICE LIBOR USD 1 Month plus 1.000%), (AFC), 3/25/35	72,198	67

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (13.5%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Ameriquest Mortgage Securities, Inc., Series 2004-R5, Class M1 5.259%, (ICE LIBOR USD 1 Month plus 0.870%), 7/25/34	10,040	10
Ares European CLO VI DAC, Series 2013-6A, Class ARR 1.988%, (Euribor 3 Month ACT/360 plus 0.610%), 4/15/30 144A EUR ∞	494,180	514
Ares European CLO, Series 10A, Class AR 2.158%, (Euribor 3 Month ACT/360 plus 0.780%), 10/15/31 144A EUR ∞	1,100,000	1,142
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2005-HE5, Class M4 5.289%, (ICE LIBOR USD 1 Month plus 0.900%), 6/25/35	91,993	89
Aurium CLO I DAC, Series 2019-1A, Class ARR 3.152%, (Euribor 3 Month ACT/360 plus 1.050%), 3/23/32 144A EUR ∞	250,000	261
Bain Capital Euro CLO, Series 2018-2A, Class AR 2.196%, (Euribor 3 Month ACT/360 plus 0.740%), 1/20/32 144A EUR ∞	300,000	312
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE6, Class 1A1 5.639%, (ICE LIBOR USD 1 Month plus 1.250%), 8/25/37	55,916	55
Cairn CLO BV, Series 2014-A4, Class ARRR 2.178%, (Euribor 3 Month ACT/360 plus 0.600%), 4/30/31 144A EUR ∞	296,033	308
Cairn CLO X BV, Series 2018-10A, Class AR 2.158%, (Euribor 3 Month ACT/360 plus 0.780%), 10/15/31 144A EUR ∞	700,000	732
Carlyle Global Market Strategies Euro CLO, Series 2017-3A, Class A1R 2.078%, (Euribor 3 Month ACT/360 plus 0.700%), 1/15/31 144A EUR ∞	899,590	937
Carrington Mortgage Loan Trust, Series 2005-FRE1, Class M3 5.154%, (ICE LIBOR USD 1 Month plus 0.765%), 12/25/35	8,016,000	5,913
Citigroup Mortgage Loan Trust, Series 2007-AHL1, Class A2C 4.809%, (ICE LIBOR USD 1 Month plus 0.420%), 12/25/36	90,966	89
Countrywide Alternative Loan Trust, Series 2006-5, Class M1 4.914%, (ICE LIBOR USD 1 Month plus 0.525%), 8/25/36	1,500,000	1,422
Countrywide Asset-Backed Certificates, Series 2004-9, Class MV4 5.964%, (ICE LIBOR USD 1 Month plus 1.575%), 11/25/34	72,041	71
Countrywide Asset-Backed Certificates, Series 2005-4, Class AF6 4.740%, (AFC), 10/25/35	10	–	π
Countrywide Asset-Backed Certificates, Series 2005-AB4, Class 2A4 5.089%, (ICE LIBOR USD 1 Month plus 0.700%), 3/25/36	77,367	70

Structured Products (13.5%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Countrywide Asset-Backed Certificates, Series 2006-1, Class AF5 4.486%, (AFC), 7/25/36 S	85,745	76
Countrywide Asset-Backed Certificates, Series 2006-26, Class 1A 4.529%, (ICE LIBOR USD 1 Month plus 0.140%), 6/25/37	369,771	337
Countrywide Asset-Backed Certificates, Series 2006-5, Class 2A3 4.969%, (ICE LIBOR USD 1 Month plus 0.580%), 8/25/36	1,829	2
Countrywide Asset-Backed Certificates, Series 2006-BC3, Class M2 4.869%, (ICE LIBOR USD 1 Month plus 0.480%), 2/25/37	900,000	771
Countrywide Asset-Backed Certificates, Series 2007-1, Class 2A3 4.529%, (ICE LIBOR USD 1 Month plus 0.140%), 7/25/37	8,979	9
Countrywide Asset-Backed Certificates, Series 2007-13, Class 1A 5.229%, (ICE LIBOR USD 1 Month plus 0.840%), 10/25/47	1,161,478	1,117
Countrywide Asset-Backed Certificates, Series 2007-9, Class 1A 4.589%, (ICE LIBOR USD 1 Month plus 0.200%), 6/25/47	749,266	637
Countrywide Asset-Backed Certificates, Series 2007-SEA1, Class 1A1 5.489%, (ICE LIBOR USD 1 Month plus 1.100%), (AFC), 5/25/47 144A	1,046,580	790
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE17, Class A1 4.598%, (ICE LIBOR USD 1 Month plus 0.620%), 1/25/32	2,128	2
CVC Cordatus Loan Fund XI DAC, Series 2011-A, Class AR 2.028%, (Euribor 3 Month ACT/360 plus 0.650%), 10/15/31 144A EUR ∞	800,000	828
Ellington Loan Acquisition Trust, Series 2007-2, Class A1 5.439%, (ICE LIBOR USD 1 Month plus 1.050%), 5/25/37 144A	195,955	185
Euro-Galaxy III CLO BV, Series 2013-3A, Class ARRR 2.122%, (Euribor 3 Month ACT/360 plus 0.620%), 4/24/34 144A EUR ∞	300,000	311
Fremont Home Loan Trust, Series 2005-2, Class M4 5.319%, (ICE LIBOR USD 1 Month plus 0.930%), 6/25/35	300,000	266
GSAA Home Equity Trust, Series 2006-17, Class A1 4.509%, (ICE LIBOR USD 1 Month plus 0.120%), 11/25/36	46,780	12
GSAMP Trust, Series 2004-WF, Class M2 6.039%, (ICE LIBOR USD 1 Month plus 1.650%), 10/25/34	13,402	13
GSAMP Trust, Series 2007-FM2, Class A2B 4.479%, (ICE LIBOR USD 1 Month plus 0.090%), 1/25/37	154,450	93

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (13.5%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
GSAMP Trust, Series 2007-NC1, Class A2A 4.439%, (ICE LIBOR USD 1 Month plus 0.050%), 12/25/46	12,343	6
Harvest CLO XX DAC, Series 2020-A, Class AR 2.136%, (Euribor 3 Month ACT/360 plus 0.680%), 10/20/31 144A EUR ∞	600,000	622
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV4 4.729%, (ICE LIBOR USD 1 Month plus 0.340%), 4/25/37	500,000	436
HSI Asset Securitization Corp. Trust, Series 2005-I1, Class 2A4 5.169%, (ICE LIBOR USD 1 Month plus 0.780%), 11/25/35	155,821	138
IndyMac Residential Asset Backed Trust, Series 2007-B, Class 2A2 4.549%, (ICE LIBOR USD 1 Month plus 0.160%), 7/25/37	319,999	170
Invesco Euro CLO III DAC, Series 3A, Class A 2.298%, (Euribor 3 Month ACT/360 plus 0.920%), 7/15/32 144A EUR ∞	500,000	514
JP Morgan Mortgage Acquisition Trust, Series 2007-CH3, Class M1 4.689%, (ICE LIBOR USD 1 Month plus 0.300%), 3/25/37	400,000	373
KKR Financial CLO, Ltd., Series 9, Class AR2 5.029%, (ICE LIBOR USD 3 Month plus 0.950%), 7/15/30 144A	2,041,970	2,000
Laurelin DAC, Series 2016-1A, Class ARR 2.176%, (Euribor 3 Month ACT/360 plus 0.720%), 10/20/31 144A EUR ∞	400,000	414
LCM XV LP, Series 2015-A, Class AR2 5.243%, (ICE LIBOR USD 3 Month plus 1.000%), 7/20/30 144A	1,733,694	1,703
Long Beach Mortgage Loan Trust, Series 2006-1, Class 2A4 4.989%, (ICE LIBOR USD 1 Month plus 0.600%), 2/25/36	53,546	44
Long Beach Mortgage Loan Trust, Series 2006-3, Class 2A4 4.929%, (ICE LIBOR USD 1 Month plus 0.540%), 5/25/46	278,698	92
Long Beach Mortgage Loan Trust, Series 2006-4, Class 1A 4.689%, (ICE LIBOR USD 1 Month plus 0.300%), 5/25/36	1,032,916	593
Madison Park Euro Funding XIV DAC, Series 14A, Class A1R 2.178%, (Euribor 3 Month ACT/360 plus 0.800%), 7/15/32 144A EUR ∞	300,000	310
Man GLG EURO CLO III DAC, Series 2021-3A, Class AR 2.058%, (Euribor 3 Month ACT/360 plus 0.680%), 10/15/30 144A EUR ∞	375,488	392
Man GLG EURO CLO, Series 2022-6A, Class AR 2.188%, (Euribor 3 Month ACT/360 plus 0.810%), 10/15/32 144A EUR ∞	299,832	310

Structured Products (13.5%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Marathon CLO, Ltd., Series 2017-9A, Class A1AR 5.229%, (ICE LIBOR USD 3 Month plus 1.150%), 4/15/29 144A	1,201,992	1,188
Marble Point CLO X, Ltd., Series 2017-1A, Class AR 5.119%, (ICE LIBOR USD 3 Month plus 1.040%), 10/15/30 144A	5,200,000	5,087
MASTR Asset Backed Securities Trust, Series 2004-OPT1, Class M1 5.169%, (ICE LIBOR USD 1 Month plus 0.780%), 2/25/34 Σ	723,598	682
MASTR Asset Backed Securities Trust, Series 2004-WMC2, Class M1 5.289%, (ICE LIBOR USD 1 Month plus 0.900%), 4/25/34	83,098	80
MASTR Asset Backed Securities Trust, Series 2006-FRE2, Class A1 4.689%, (ICE LIBOR USD 1 Month plus 0.300%), 3/25/36	8,940,159	7,916
MASTR Asset Backed Securities Trust, Series 2006-HE3, Class A2 4.589%, (ICE LIBOR USD 1 Month plus 0.200%), 8/25/36	1,996,893	606
MASTR Asset Backed Securities Trust, Series 2006-WMC4, Class A5 4.539%, (ICE LIBOR USD 1 Month plus 0.150%), 10/25/36	846,978	272
Merrill Lynch Mortgage Investors Trust, Series 2007-SD1, Class A1 4.839%, (ICE LIBOR USD 1 Month plus 0.450%), 2/25/47	712,763	425
MF1, Series 2022-FL8, Class A 5.176%, (US 30 Day Average SOFR plus 1.350%), 2/19/37 144A	1,000,000	958
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE5, Class M4 5.259%, (ICE LIBOR USD 1 Month plus 0.870%), 9/25/35	5,956,056	4,860
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-NC1, Class A2MZ 4.969%, (ICE LIBOR USD 1 Month plus 0.580%), 1/25/35	784,058	772
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-NC1, Class M2 5.094%, (ICE LIBOR USD 1 Month plus 0.705%), 1/25/35	162,120	149
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC5, Class M5 5.379%, (ICE LIBOR USD 1 Month plus 0.990%), 6/25/35	127,006	124
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE7, Class A2C 4.709%, (ICE LIBOR USD 1 Month plus 0.320%), 9/25/36	59,537	26
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE8, Class A2C 4.529%, (ICE LIBOR USD 1 Month plus 0.140%), 10/25/36	54,852	26

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (13.5%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE5, Class A2C 4.639%, (ICE LIBOR USD 1 Month plus 0.250%), 3/25/37	54,610	24
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC1, Class M1 5.964%, (ICE LIBOR USD 1 Month plus 1.575%), 11/25/32	7,986	8
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC2, Class M1 5.739%, (ICE LIBOR USD 1 Month plus 1.350%), 2/25/33	16,064	16
Morgan Stanley Home Equity Loan Trust, Series 2007-2, Class A3 4.619%, (ICE LIBOR USD 1 Month plus 0.230%), 4/25/37	2,989,375	1,637
NovaStar Mortgage Funding Trust, Series 2007-2, Class A2B 4.549%, (ICE LIBOR USD 1 Month plus 0.160%), (AFC), 9/25/37	143,089	141
Oak Hill Euro Credit Partners VII DAC, Series 2021-7A, Class AR 2.196%, (Euribor 3 Month ACT/360 plus 0.740%), 10/20/31 144A EUR ∞	1,200,000	1,243
Popular Mortgage Pass-Through Trust, Series 2006-A, Class M1 4.974%, (ICE LIBOR USD 1 Month plus 0.585%), (AFC), 2/25/36	40,638	40
RAAC Series, Series 2007-RP4, Class A 4.739%, (ICE LIBOR USD 1 Month plus 0.350%), (AFC), 11/25/46 144A	168,714	150
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF6 5.340%, 1/25/37 S	1,514,158	487
Residential Asset Securities Corp., Series 2007-KS3, Class AI4 4.729%, (ICE LIBOR USD 1 Month plus 0.340%), (AFC), 4/25/37	1,354,342	1,263
Saranac CLO, Ltd., Series 2018-6A, Class A1R 5.873%, (ICE LIBOR USD 3 Month plus 1.140%), 8/13/31 144A	2,900,000	2,803
Saxon Asset Securities Trust, Series 2006-1, Class M1 4.854%, (ICE LIBOR USD 1 Month plus 0.465%), (AFC), 3/25/36	191,217	181
Sculptor CLO XXV, Ltd., Series 25A, Class A1 5.349%, (ICE LIBOR USD 3 Month plus 1.270%), 1/15/31 144A	2,100,000	2,056
Securitized Asset Backed Receivables LLC Trust, Series 2005-FR4, Class M2 5.349%, (ICE LIBOR USD 1 Month plus 0.960%), 1/25/36	34,669	33
Sound Point CLO XIV, Ltd., Series 2016-3A, Class AR2 5.315%, (ICE LIBOR USD 3 Month plus 0.990%), 1/23/29 144A	363,822	361
Sound Point CLO XIV, Ltd., Series 2017-2A, Class AR 5.338%, (ICE LIBOR USD 3 Month plus 0.980%), 7/25/30 144A	5,200,000	5,109

Structured Products (13.5%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Soundview Home Loan Trust, Series 2006-2, Class M2 4.914%, (ICE LIBOR USD 1 Month plus 0.525%), 3/25/36	163,019	161
Soundview Home Loan Trust, Series 2006-OPT2, Class A4 4.949%, (ICE LIBOR USD 1 Month plus 0.560%), 5/25/36	113,813	108
Soundview Home Loan Trust, Series 2006-OPT3, Class M1 4.854%, (ICE LIBOR USD 1 Month plus 0.465%), 6/25/36	6,659,136	5,662
Specialty Underwriting & Residential Finance Trust, Series 2005-BC2, Class M3 5.364%, (ICE LIBOR USD 1 Month plus 0.975%), 12/25/35	97,075	94
Structured Asset Investment Loan Trust, Series 2003-BC11, Class M1 5.364%, (ICE LIBOR USD 1 Month plus 0.975%), 10/25/33	9,755	10
Structured Asset Investment Loan Trust, Series 2005-7, Class M2 5.154%, (ICE LIBOR USD 1 Month plus 0.765%), 8/25/35	265,407	250
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A3 4.539%, (ICE LIBOR USD 1 Month plus 0.150%), 9/25/36	6,600	6
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A4 4.729%, (ICE LIBOR USD 1 Month plus 0.340%), 12/25/36	133,727	129
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-WF1, Class A6 4.809%, (ICE LIBOR USD 1 Month plus 0.420%), 2/25/37	51,140	49
Toro European CLO 6 DAC, Series 6A, Class AR 2.239%, (Euribor 3 Month ACT/360 plus 0.920%), 1/12/32 144A EUR ∞	500,000	514
Toro European CLO, Series 7A , Class ARE 2.572%, (Euribor 3 Month ACT/360 plus 0.810%), 2/15/34 144A EUR ∞	250,000	257
Truman Capital Mortgage Loan Trust, Series 2006-1, Class A 4.649%, (ICE LIBOR USD 1 Month plus 0.260%), 3/25/36 144A	424,927	419
Venture CDO, Ltd., Series 2018-33A, Class A1LR 5.139%, (ICE LIBOR USD 3 Month plus 1.060%), 7/15/31 144A	1,000,000	983
Venture XIV CLO, Ltd., Series 2013-14A, Class ARR 5.766%, (ICE LIBOR USD 3 Month plus 1.030%), 8/28/29 144A	4,862,418	4,801
Venture XXV CLO, Ltd., Series 2016-25A, Class ARR 5.263%, (ICE LIBOR USD 3 Month plus 1.020%), 4/20/29 144A	2,310,002	2,281

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (13.5%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Venture XXVIII CLO, Ltd., Series 2017-28A, Class A1R 5.233%, (ICE LIBOR USD 3 Month plus 0.990%), 7/20/30 144A	200,000	196
Vibrant CLO VII, Ltd., Series 2017-7A, Class A1R 5.283%, (ICE LIBOR USD 3 Month plus 1.040%), 9/15/30 144A	298,794	293
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 1A 4.539%, (ICE LIBOR USD 1 Month plus 0.150%), 1/25/37	106,395	91
Wellfleet CLO, Ltd., Series 2015-1A, Class AR4 5.133%, (ICE LIBOR USD 3 Month plus 0.890%), 7/20/29 144A	1,383,445	1,362
Wellfleet CLO, Ltd., Series 2017-1, Class 1A 5.133%, (ICE LIBOR USD 3 Month plus 0.890%), 4/20/29 144A	2,750,847	2,711

Total		92,539

Mortgage Securities (5.2%)
BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC, Class A 2.627%, 1/15/32 144A	2,500,000	2,142
Banc of America Funding Trust, Series 2005-H, Class 5A1 4.245%, (CSTR), 11/20/35	73,953	65
Banc of America Funding Trust, Series 2006-J, Class 4A1 4.273%, (CSTR), 1/20/47	27,339	25
Banc of America Funding Trust, Series 2007-6, Class A1 4.679%, (ICE LIBOR USD 1 Month plus 0.290%), 7/25/37 S	40,314	37
BCAP LLC Trust, Series 2009-RR14, Class 2A2 3.280%, (CSTR), 7/26/36 144A	16,749	14
BCAP LLC Trust, Series 2009-RR5, Class 3A3 6.250%, (CSTR), 8/26/36 144A	2,069,732	1,004
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A 3.883%, (CSTR), 7/25/34	1,001	1
Bear Stearns ALT-A Trust, Series 2006-6, Class 2A1 3.668%, (CSTR), 11/25/36	124,056	57
Bear Stearns ARM Trust, Series 2007-4, Class 22A1 3.696%, (CSTR), 6/25/47	53,889	48
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3 6.000%, 9/25/37	1,687	2
Citigroup Mortgage Loan Trust, Series 2007-10, Class 22AA 3.871%, (CSTR), 9/25/37	6,487	6
Citigroup Mortgage Loan Trust, Series 2007-10, Class 2A3A 3.907%, (CSTR), 9/25/37	10,498	9

Structured Products (13.5%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Citigroup Mortgage Loan Trust, Series 2007- AR4, Class 2A2A 3.223%, (CSTR), 3/25/37	291,125	242
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5A1 5.750%, 1/25/35	9,884	9
Countrywide Alternative Loan Trust, Series 2005-1CB, Class 2A1 6.000%, 3/25/35	259,581	126
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1 5.013%, (ICE LIBOR USD 1 Month plus 0.660%), 11/20/35	3,817	3
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1 3.528%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.480%), 1/25/36	10,617	10
Countrywide Alternative Loan Trust, Series 2005-79CB, Class A3 5.500%, 1/25/36	110,562	67
Countrywide Alternative Loan Trust, Series 2005-J1, Class 1A8 5.500%, 2/25/35	94,069	90
Countrywide Alternative Loan Trust, Series 2005-J1, Class 3A1 6.500%, 8/25/32	816	1
Countrywide Alternative Loan Trust, Series 2005-J11, Class 1A13 5.500%, 11/25/35	150,010	90
Countrywide Alternative Loan Trust, Series 2006-45T1, Class 1A13 6.000%, 2/25/37	105,075	40
Countrywide Alternative Loan Trust, Series 2006-5T2, Class A1 4.889%, (ICE LIBOR USD 1 Month plus 0.500%), 4/25/36	353,064	130
Countrywide Alternative Loan Trust, Series 2006-HY10, Class 2A1 3.131%, (CSTR), 5/25/36	6,287	6
Countrywide Alternative Loan Trust, Series 2006-OA12, Class A1B 4.543%, (ICE LIBOR USD 1 Month plus 0.190%), 9/20/46	7,059	7
Countrywide Alternative Loan Trust, Series 2006-OA17, Class 1A1A 4.548%, (ICE LIBOR USD 1 Month plus 0.195%), 12/20/46	21,633	17
Countrywide Alternative Loan Trust, Series 2006-OA2, Class A1 4.773%, (ICE LIBOR USD 1 Month plus 0.420%), 5/20/46	283,855	233
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A 4.563%, (ICE LIBOR USD 1 Month plus 0.210%), 7/20/46	6,799	5
Countrywide Alternative Loan Trust, Series 2007-9T1, Class 2A2 6.000%, 5/25/37	215,175	104

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (13.5%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Countrywide Alternative Loan Trust, Series 2007-AL1, Class A1 4.639%, (ICE LIBOR USD 1 Month plus 0.250%), 6/25/37	3,336,136	2,648
Countrywide Alternative Loan Trust, Series 2007-OA3, Class 1A1 4.669%, (ICE LIBOR USD 1 Month plus 0.280%), 4/25/47	24,560	21
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-22, Class 3A1 3.375%, (CSTR), 10/25/35	9,032	7
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB8, Class 1A1 3.527%, (CSTR), 12/20/35	1,307	1
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-16, Class 2A1 6.500%, 11/25/36	14,287	6
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-9, Class A1 6.000%, 5/25/36	98,662	49
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A1 3.008%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 0.960%), 4/25/46	33,963	11
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A2 4.929%, (ICE LIBOR USD 1 Month plus 0.540%), 4/25/46	900,007	257
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 3A1 3.537%, (CSTR), 3/25/37	5,137	4
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1 6.500%, 4/25/33	293	–	π
Credit Suisse Mortgage Trust, Series 2014-6R, Class 3A2 3.635%, (CSTR), 9/27/35 144A	167,760	139
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 2A3 5.500%, 12/25/35	307,855	260
EMF-NL BV, Series 2008-APRX, Class A2 2.178%, (Euribor 3 Month ACT/360 plus 0.800%), 4/17/41 EUR §,∞	75,600	77
Eurosail-NL BV, Series 2007-NL2X, Class A 2.878%, (Euribor 3 Month ACT/360 plus 1.500%), 10/17/40 EUR §,∞	26,224	28
Federal Home Loan Mortgage Corp. 5.000%, 11/1/52	21,972,780	21,669
5.500%, 12/1/52	21,477,407	21,535
Federal National Mortgage Association, Series 2003-W6, Class F 4.366%, (ICE LIBOR USD 1 Month plus 0.350%), 9/25/42	14,447	14
First Horizon Mortgage Pass-Through Trust, Series 2007-2, Class 1A5 5.750%, 5/25/37	161,578	73

Structured Products (13.5%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A 3.144%, 12/10/36 144A	1,000,000	934
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1 3.955%, (CSTR), 9/25/35	1,138	1
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A6 6.000%, 2/25/36	71,980	37
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A1 3.796%, (CSTR), 1/25/36	976	1
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1 3.466%, (CSTR), 3/25/47	6,642	4
HarborView Mortgage Loan Trust, Series 2005-10, Class 2A1A 4.959%, (ICE LIBOR USD 1 Month plus 0.620%), (AFC), 11/19/35	6,767	5
HarborView Mortgage Loan Trust, Series 2005-3, Class 2A1A 4.819%, (ICE LIBOR USD 1 Month plus 0.480%), (AFC), 6/19/35	9,432	9
HomeBanc Mortgage Trust, Series 2005-1, Class A1 4.889%, (ICE LIBOR USD 1 Month plus 0.500%), 3/25/35	3,196	3
HSI Asset Securitization Corp. Trust, Series 2006-NC1, Class 2A 4.829%, (ICE LIBOR USD 1 Month plus 0.440%), 11/25/35	818,845	756
IndyMac INDX Mortgage Loan Trust, Series 2004-AR6, Class 5A1 3.833%, (CSTR), 10/25/34	14,131	13
IndyMac INDX Mortgage Loan Trust, Series 2005-AR12, Class 2A1A 4.869%, (ICE LIBOR USD 1 Month plus 0.480%), (AFC), 7/25/35	1,177	1
IndyMac INDX Mortgage Loan Trust, Series 2005-AR14, Class 2A1A 4.989%, (ICE LIBOR USD 1 Month plus 0.600%), 7/25/35	8,181	7
JP Morgan Mortgage Trust, Series 2005-ALT1, Class 2A1 3.615%, (CSTR), 10/25/35	6,397	5
JP Morgan Mortgage Trust, Series 2007-A1, Class 6A1 3.570%, (CSTR), 7/25/35	4,236	4
JP Morgan Mortgage Trust, Series 2007-A4, Class 3A1 3.169%, (CSTR), 6/25/37	31,607	24
Luminent Mortgage Trust, Series 2006-6, Class A1 4.789%, (ICE LIBOR USD 1 Month plus 0.400%), 10/25/46	710,707	612
Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 1A 2.847%, (CSTR), 2/25/36	1,022	1
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 6A1 3.455%, (CSTR), 5/25/36	7,318	7

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (13.5%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
New Residential Mortgage Loan Trust, Series 2021-NQM1R, Class A3 1.198%, (AFC), 7/25/55 144A	825,109	662
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR4, Class 3A1 4.038%, (CSTR), 8/25/35	1,263	1
Residential Accredit Loans, Inc., Series 2006- QA7, Class 1A1 4.769%, (ICE LIBOR USD 1 Month plus 0.380%), 8/25/36	4,300	4
Residential Accredit Loans, Inc., Series 2006- QA8, Class A1 4.769%, (ICE LIBOR USD 1 Month plus 0.380%), 9/25/36	12,521	11
Residential Accredit Loans, Inc., Series 2007- QA1, Class A1 4.669%, (ICE LIBOR USD 1 Month plus 0.280%), 1/25/37	4,248	4
Residential Asset Securitization Trust, Series 2007-A2, Class 2A2 6.500%, 4/25/37	3,298,230	874
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1 4.709%, (ICE LIBOR USD 1 Month plus 0.320%), 10/25/35	34,131	31
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A2 1.567%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.480%), 2/25/36	233,375	184
Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 1A1 4.749%, (ICE LIBOR USD 1 Month plus 0.360%), (AFC), 7/25/46	147,728	120
Suntrust Alternative Loan Trust, Series 2005-1F, Class 1A1 5.039%, (ICE LIBOR USD 1 Month plus 0.650%), 12/25/35	5,881	5
Towd Point Mortgage Funding, Series 2019- GR4A, Class A1 3.952%, (SONIO/N plus 1.144%), 10/20/51 144A GBP ∞	1,258,600	1,511
WaMu Mortgage Pass-Through Certificates, Series 2002-AR19, Class A6 3.452%, (CSTR, AFC), 2/25/33	527	1
WaMu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 3A3 3.672%, (CSTR), 10/25/36	14,956	13
WaMu Mortgage Pass-Through Certificates, Series 2006-AR2, Class 1A1 3.122%, (CSTR), 3/25/36	97,559	87
WaMu Mortgage Pass-Through Certificates, Series 2006-AR8, Class 2A1 3.683%, (CSTR), 8/25/36	6,317	6
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 3A1 3.211%, (CSTR), 2/25/37	2,469	2

Structured Products (13.5%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
WaMu Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A2 2.748%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 0.700%), 4/25/47	241,480	186
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class 2A1 3.563%, (CSTR), 7/25/37	24,162	21
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR5, Class 2A1 2.755%, (CSTR), 4/25/36	25,496	24
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR8, Class A1 4.414%, (CSTR), 11/25/37	19,015	16

Total		57,576

Total Structured Products
(Cost: $155,316)		150,115

Bank Loan Obligations (4.3%)

Bank Loan Obligations (4.3%)
Adient U.S. LLC, 7.934%, (ICE LIBOR USD 1 Month plus 3.250%), 4/10/28	6,599,500	6,519
Albion Acquisitions, Ltd., 5.211%, (Euribor 3 Month ACT/360 plus 5.250%), 8/17/26 EUR ∞	1,400,000	1,460
Altice Financing SA, 7.434%, (ICE LIBOR USD 3 Month plus 2.750%), 1/31/26	1,160,305	1,114
Altice France SA, 7.434%, (ICE LIBOR USD 3 Month plus 2.750%), 7/31/25	192,366	182
AmSurg Corp., 9.184%, (CME Term SOFR 1 Month plus 4.500%), 4/30/28	331,115	263
Avolon TLB Borrower 1 LLC, 6.934%, (ICE LIBOR USD 1 Month plus 2.250%), 12/1/27	1,176,000	1,172
Casino Guichard Perrachon SA, 3.961%, (Euribor 3 Month ACT/360 plus 4.000%), 8/31/25 EUR ∞	1,000,000	900
Charter Communications Operating LLC, 6.434%, (ICE LIBOR USD 1 Month plus 1.750%), 2/1/27	3,346,582	3,264
CommScope, Inc., 7.934%, (ICE LIBOR USD 3 Month plus 3.250%), 4/6/26	483,750	455
Connect Finco SARL, 8.184%, (ICE LIBOR USD 1 Month plus 3.500%), 12/11/26	1,170,000	1,155
Envision Healthcare Corp., 12.559%, (CME Term SOFR 1 Month plus 15.750%), 4/30/27 Ω	200,000	194
Grifols SA, 2.211%, (Euribor 3 Month ACT/360 plus 2.250%), 11/15/27 EUR ∞	1,850,815	1,863
Hilton Worldwide Finance LLC, 6.434%, (ICE LIBOR USD 1 Month plus 1.750%), 6/22/26	1,120,295	1,116
INEOS Quattro Finance 2 PLC, 7.434%, (ICE LIBOR USD 1 Month plus 2.750%), 1/29/26	2,158,068	2,117
INEOS Quattro Holdings UK, Ltd., 2.711%, (Euribor 3 Month ACT/360 plus 2.750%), 1/29/26 EUR ∞	1,100,000	1,098
Intelsat Jackson Holdings SA, 8.934%, (CME Term SOFR 6 Month plus 4.250%), 2/1/29	182,904	176
Lumen Technologies, Inc., 6.934%, (ICE LIBOR USD 1 Month plus 2.250%), 3/15/27	5,228,325	4,958

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Bank Loan Obligations (4.3%)	Shares/ Par +	Value $ (000’s)

Bank Loan Obligations continued
Setanta Aircraft Leasing DAC, 6.684%, (ICE LIBOR USD 3 Month plus 2.000%), 11/5/28	4,000,000	3,974
Sigma Bidco BV, 3.461%, (Euribor 3 Month plus 3.500%), 7/2/25 EUR ∞	400,000	369
SOCAR Turkey Energy, Inc., 3.411%, (Euribor 3 Month ACT/360 plus 3.450%), 8/17/26 EUR ∞	5,800,000	5,821
Standard Industries, Inc., 6.934%, (ICE LIBOR USD 6 Month plus 2.500%), 9/22/28	1,197,475	1,182
Summer BC Holdco B SARL, 9.184%, (ICE LIBOR USD 1 Month plus 4.500%), 12/4/26	987,500	913
WP/AP Telecom Holdings IV BV, 3.961%, (Euribor 3 Month ACT/360 plus 4.000%), 3/30/29 EUR ∞	5,800,000	5,942
Ziggo Financing Partnership BV, 7.184%, (ICE LIBOR USD 1 Month plus 2.500%), 4/30/28	1,555,228	1,514

Total Bank Loan Obligations
(Cost: $50,901)		47,721

Short-Term Investments (15.4%)

Financial (0.1%)
Corestate Capital Holding SA ð 8.000%, 4/15/23 EUR ∞,Æ	200,000	214
National Bank Hungary 0.010%, 1/3/23 HUF ∞	437,000,000	1,172

Total		1,386

Short-Term Investments (15.4%)	Shares/ Par +	Value $ (000’s)

Governments (5.1%)
Federal Home Loan Bank 4.320%, (US SOFR plus 0.040%), 1/6/23	21,500,000	21,500
4.320%, (US SOFR plus 0.020%), 1/10/23	10,700,000	10,700
4.340%, (US SOFR plus 0.040%), 2/10/23	10,800,000	10,800
4.345%, (US SOFR plus 0.045%), 2/23/23	9,700,000	9,701
US Treasury 0.010%, 3/2/23 b	3,574,000	3,549

Total		56,250

Repurchase Agreements (10.2%)
BNP Paribas repurchase (Purchased on 12/30/22, to be repurchased at $63,730,505, collateralized by US Treasury Inflation Protection Bond, 0.625%, due 1/15/24, par and fair value of $66,208,905 and $64,848,519, respectively) 4.310%, 1/3/23	63,700,000	63,700
Goldman Sachs repurchase (Purchased on 12/20/22, to be repurchased at $50,082,056, collateralized by US Treasury Note, 0.375%, due 7/31/27, par and fair value of $59,565,000 and $50,937,382, respectively) 4.220%, 1/4/23	50,000,000	50,000

Total		113,700

Total Short-Term Investments
(Cost: $171,300)		171,336

Total Investments (97.2%)
(Cost: $1,264,595)@		1,081,953

Other Assets, Less
Liabilities (2.8%)		30,626

Net Assets (100.0%)		1,112,579

Reverse Repurchase Agreements

Reference Entity	Counterparty	Interest Rate	Borrowing Date	Maturity Date	Currency	Amount Borrowed (000’s)	Payable for Reverse Repurchase Agreements (000s)
INEOS Styrolution Group GmbH	JP Morgan Chase Bank NA	(1.650)%	9/13/22	Open	EUR	(500)	$(535)

							$(535)

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/ Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
Euro-Bund Future	Long	EUR	2,200	22	3/23	$3,130	$(160)	$(25)
Five-Year US Treasury Note Future	Long	USD	84,000	840	3/23	90,661	(374)	(72)
Long Gilt Future	Short	GBP	3,100	31	3/23	3,744	245	(4)
Ten-Year US Treasury Note Future	Long	USD	98,500	985	3/23	110,612	(854)	(139)
Two-Year US Treasury Note Future	Long	USD	46,400	232	3/23	47,578	(66)	(36)
Ultra Long Term US Treasury Bond Future	Long	USD	25,000	250	3/23	33,578	(659)	(125)
Ultra Ten-Year US Treasury Note Future	Long	USD	25,500	255	3/23	30,162	(72)	(16)

							$(1,940)	$(417)

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Centrally Cleared Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
1-Day JPY - MUTKCALM Compounded-OIS	0.400%	6/32	1,460,000	JPY	$133	$355	$488	$23

					$133	$355	$488	$23

Centrally Cleared Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
1-Day GBP-SONIO Compounded-OIS	2.000%	3/33	3,100	GBP	$(579)	$51	$(528)	$(2)
1-Day GBP-SONIO Compounded-OIS	2.000%	3/53	1,400	GBP	(430)	(13)	(443)	(3)
3-Month Canada Bankers Acceptances	2.050%	11/23	33,800	CAD	(6)	(606)	(612)	2
3-Month Canada Bankers Acceptances	0.880%	3/24	12,600	CAD	–	(420)	(420)	1
3-Month Canada Bankers Acceptances	2.500%	6/29	8,000	CAD	114	(518)	(404)	(14)
6-Month Euribor	1.500%	3/25	4,400	EUR	(65)	(114)	(179)	(6)
6-Month Euribor	1.500%	3/28	2,200	EUR	(79)	(111)	(190)	(10)
6-Month Euribor	1.750%	3/33	20,000	EUR	(2,389)	(276)	(2,665)	(168)

					$(3,434)	$(2,007)	$(5,441)	$(200)

Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
Markit CDX Emerging Markets Index, Series 34	1.000%	12/25	2.798%	5,336	USD	$(144)	$(112)	$(256)	$3
Markit CDX Emerging Markets Index, Series 35	1.000%	6/26	2.043%	184	USD	(4)	(2)	(6)	–	π
Markit CDX Emerging Markets Index, Series 36	1.000%	12/26	2.118%	49,772	USD	(2,017)	72	(1,945)	(26)
Markit CDX Emerging Markets Index, Series 37	1.000%	6/27	2.300%	490	USD	(38)	13	(25)	–	π
Markit CDX Emerging Markets Index, Series 38	1.000%	12/27	2.388%	18,400	USD	(1,447)	371	(1,076)	1
Markit CDX North America High Yield Index, Series 38	5.000%	6/27	4.426%	4,059	USD	(103)	187	84	3
Markit CDX North America High Yield Index, Series 39	5.000%	12/27	4.849%	80,600	USD	(926)	1,395	469	(55)
Markit CDX North America Investment Grade Index, Series 35	1.000%	12/25	0.547%	200	USD	3	–	3	–	π

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection (continued)

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
Markit CDX North America Investment Grade Index, Series 36	1.000%	6/26	0.619%	800	USD	$14	$(4)	$10	$-	π
Markit CDX North America Investment Grade Index, Series 37	1.000%	12/26	0.694%	900	USD	10	-	10	-	π
Markit CDX North America Investment Grade Index, Series 38	1.000%	6/27	0.739%	22,400	USD	98	137	235	2
Markit CDX North America Investment Grade Index, Series 39	1.000%	12/27	0.819%	61,000	USD	76	410	486	(3)

						$(4,478)	$2,467	$(2,011)	$(75)

Centrally Cleared Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)		Variation Margin (000’s)
AT&T, Inc.	1.000%	6/24	0.901%	200	USD	$-	$-	$-	π	$-	π
AT&T, Inc.	1.000%	6/25	0.947%	100	USD	(2)	2	-	π	-	π
AT&T, Inc.	1.000%	6/26	0.998%	100	USD	1	(1)	-	π	-	π
Ford Motor Co.	5.000%	6/25	2.648%	200	USD	7	4	11		-	π
Ford Motor Co.	5.000%	12/25	2.775%	400	USD	13	11	24		-	π
Ford Motor Co.	5.000%	6/26	2.923%	1,000	USD	37	26	63		1
Ford Motor Co.	5.000%	6/27	3.169%	900	USD	57	4	61		1
Ford Motor Co.	5.000%	12/23	2.257%	200	USD	7	(2)	5		-	π
Ford Motor Co.	5.000%	12/23	2.257%	700	USD	20	(2)	18		-	π
Ford Motor Co.	5.000%	6/27	3.542%	300	USD	26	(10)	16		-	π
General Electric Co.	1.000%	12/26	0.870%	400	USD	4	(2)	2		-	π
General Electric Co.	1.000%	6/24	0.522%	900	USD	(3)	9	6		-	π
General Electric Co.	1.000%	6/26	0.801%	3,800	USD	29	(5)	24		-	π
Glencore Finance Europe, Ltd.	5.000%	12/25	1.250%	2,700	EUR	392	(88)	304		1
Glencore Finance Europe, Ltd.	5.000%	12/27	1.795%	1,600	EUR	340	(98)	242		1
Glencore Finance Europe, Ltd.	5.000%	12/26	1.507%	700	EUR	122	(27)	95		-	π
Marks & Spencer PLC	1.000%	12/24	2.170%	2,900	EUR	(54)	(13)	(67)		1
Marks & Spencer PLC	1.000%	6/27	3.559%	100	EUR	(6)	(4)	(10)		-	π
Marks & Spencer PLC	1.000%	12/28	4.068%	500	EUR	(32)	(46)	(78)		-	π
Volkswagen International Finance NV	1.000%	12/26	1.267%	3,100	EUR	50	(81)	(31)		-	π

						$1,008	$(323)	$685		$5

	Financial Derivative Assets			Financial Derivative Liabilities

	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)

	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$40	$-	$40	$(287)	$(417)	$(704)	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Over the Counter Derivatives

Forward Foreign Currency Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)		Unrealized (Depreciation) (000’s)		Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Bank of America NA	AUD	1,496	1,019	1/10/23	$-	π	$-		$-	π
Sell	HSBC Bank PLC	AUD	728	496	1/10/23	-		(8)		(8)
Sell	Royal Bank of Canada	AUD	266	181	1/10/23	-		(3)		(3)
Buy	JP Morgan Chase Bank NA	BRL	130	25	1/4/23	-	π	-		-	π
Buy	Goldman Sachs Bank USA	BRL	130	25	2/2/23	-		-	π	-	π
Sell	Goldman Sachs Bank USA	BRL	130	25	1/4/23	-	π	-		-	π
Buy	JP Morgan Chase Bank NA	CAD	956	706	1/4/23	1		-		1
Sell	Barclays Bank PLC	CAD	1,284	948	1/10/23	9		-		9
Buy	BNP Paribas SA	CNH	18,099	2,640	5/10/23	28		-		28
Sell	Goldman Sachs Bank USA	CNH	120	17	1/19/23	-		-	π	-	π
Sell	HSBC Bank PLC	CNH	18,570	2,709	5/10/23	58		-		58
Buy	Bank of America NA	EUR	4,814	5,155	1/10/23	29		-		29
Buy	Barclays Bank PLC	EUR	6,358	6,809	1/10/23	81		-		81
Sell	Bank of America NA	EUR	392	420	1/10/23	-		(3)		(3)
Sell	Barclays Bank PLC	EUR	5,700	6,104	1/10/23	-		(179)		(179)
Sell	BNP Paribas SA	EUR	343	367	1/10/23	-		(2)		(2)
Sell	HSBC Bank PLC	EUR	177,001	189,552	1/10/23	-		(4,042)		(4,042)
Sell	JP Morgan Chase Bank NA	EUR	7,160	7,668	1/10/23	-		(170)		(170)
Sell	Bank of America NA	GBP	560	677	1/10/23	5		-		5
Sell	JP Morgan Chase Bank NA	GBP	29,439	35,596	1/10/23	-		(48)		(48)
Buy	UBS AG	HUF	1,676	4	1/13/23	-	π	-		-	π
Sell	Barclays Bank PLC	HUF	365,741	981	1/3/23	-		(27)		(27)
Sell	BNP Paribas SA	HUF	69,583	187	1/3/23	-		(5)		(5)
Sell	HSBC Bank PLC	IDR	267,296	17	3/14/23	-		-	π	-	π
Sell	JP Morgan Chase Bank NA	IDR	182,857	12	3/14/23	-		-	π	-	π
Buy	Royal Bank of Canada	MXN	22	1	3/15/23	-	π	-		-	π
Buy	Goldman Sachs Bank USA	MXN	136,940	6,930	3/21/23	91		-		91
Sell	Goldman Sachs Bank USA	MXN	134,387	6,762	4/20/23	-		(82)		(82)
Sell	Royal Bank of Canada	MXN	5,104	257	4/20/23	-		(11)		(11)
Buy	HSBC Bank PLC	ZAR	1,719	99	9/19/23	2		-		2

						$304		$(4,580)		$(4,276)

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Currency	Notional Amount (000’s)	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Hochtief AG	JP Morgan Chase Bank NA	5.000%	12/26	2.027%	EUR	1,000	$183	$(68)	$115
Hochtief AG	JP Morgan Chase Bank NA	5.000%	12/26	2.027%	EUR	1,800	335	(128)	207
Intrum AB	Barclays Bank PLC	5.000%	12/24	6.361%	EUR	100	3	(6)	(3)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.361%	EUR	200	8	(13)	(5)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.361%	EUR	200	6	(11)	(5)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.361%	EUR	200	7	(12)	(5)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.361%	EUR	300	13	(21)	(8)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.361%	EUR	300	13	(21)	(8)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.361%	EUR	400	18	(29)	(11)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.361%	EUR	400	18	(29)	(11)

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection (continued)

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Currency	Notional Amount (000’s)	Upfront Premium Paid/ (Received) (000’s)		Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.361%	EUR	500	$16		$(29)	$(13)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.361%	EUR	600	26		(42)	(16)
Intrum AB	Goldman Sachs International	5.000%	12/24	6.361%	EUR	600	22		(38)	(16)
Intrum AB	JP Morgan Chase Bank NA	5.000%	12/24	6.361%	EUR	800	26		(47)	(21)
Intrum AB	Morgan Stanley Capital Services LLC	5.000%	12/24	6.361%	EUR	100	4		(7)	(3)
Intrum AB	Morgan Stanley Capital Services LLC	5.000%	12/24	6.361%	EUR	100	4		(7)	(3)
Intrum AB	Morgan Stanley Capital Services LLC	5.000%	12/24	6.361%	EUR	200	9		(14)	(5)
Republic of Indonesia	Barclays Bank PLC	1.000%	6/31	1.504%	USD	5,700	(204)		9	(195)
United Mexican States	Goldman Sachs International	1.000%	12/27	1.305%	USD	100	(4)		3	(1)
United Mexican States	Morgan Stanley Capital Services LLC	1.000%	12/26	1.048%	USD	300	1		(1)	-	π
United Mexican States	Morgan Stanley Capital Services LLC	1.000%	6/27	1.191%	USD	100	-	π	(1)	(1)
United Mexican States	Morgan Stanley Capital Services LLC	1.000%	12/27	1.305%	USD	300	(10)		6	(4)

							$494		$(506)	$(12)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	$304	$322	$626	$(4,580)	-	$(334)	$(4,914)

Restricted Securities

Description	Coupon	Maturity Date	Acquisition Date	Cost (000’s)	Value (000’s)	Value as a Percentage of Net Assets
Constellation Oil - Class B			6/10/22	$12	$12	-	%π
Corestate Capital Holding SA	8.000	4/15/23	12/6/22	209	214	0.02%

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

Æ	Security valued using significant unobservable inputs.

d	Restricted security – see accompanying table for additional details

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022 the value of these securities (in thousands) was $250,068 representing 22.5% of the net assets.

f	Defaulted Security

∞	Foreign Bond — par value is foreign denominated.

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

§

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. At December 31, 2022, the aggregate value of these securities was $223,964 (in thousands), representing 20.1% of net assets.

Þ	PIK - Payment In Kind. PIK rate of IHO Verwaltungs GmbH 4.375%. PIK rate of Odebrecht Drilling Norbe VIII/IX, Ltd. 7.350%.

µ	Perpetual maturity, date shown, if applicable, represents next contractual call date.

b	Part or all of the security has been pledged as collateral.

π	Amount is less than one thousand.

S	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.

Ω

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,229,154 and the net unrealized depreciation of investments based on that cost was $160,243 which is comprised of $10,860 aggregate gross unrealized appreciation and $171,103 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Bank Loan Obligations	$-	$47,721	$-
Common Stocks	-	-	238
Convertible Corporate Bonds	-	984	-
Municipal Bonds	-	6,943	-
Corporate Bonds
Communications	-	65,304	14
All Others	-	459,341	-
Governments	-	179,957	-
Structured Products	-	150,115	-
Short-Term Investments
Financial	-	1,172	214
All Others	-	169,950	-
Other Financial Instruments^
Futures	245	-	-
Forward Foreign Currency Contracts	-	304	-
Interest Rate Swaps	-	488	-
Credit Default Swaps	-	2,490	-
Total Assets:	$245	$1,084,769	$466
Liabilities:
Other Financial Instruments^
Futures	(2,185)	-	-
Forward Foreign Currency Contracts	-	(4,580)	-
Interest Rate Swaps	-	(5,441)	-
Credit Default Swaps	-	(3,828)	-
Reverse Repurchase Agreements	-	(535)	-
Total Liabilities:	$(2,185)	$(14,384)	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended December 31, 2022.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$1.9 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC is the investment adviser for the Balanced Portfolio (the “Portfolio”). The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets across the stock, bond and money market sectors. The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity, fixed income and cash asset class exposure. The Portfolio may invest in the underlying Portfolios of Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”) and exchange-traded funds (“ETFs”) which are not portfolios of Northwestern Mutual Series Fund, Inc. The adviser allocates the Portfolio’s assets among the Underlying Portfolios and ETFs based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios and ETFs. Under normal market conditions, the Portfolio will typically hold between 35-55% of assets in equity investments, 40-60% of assets in fixed income investments, and 0-20% of assets in cash equivalent investments.

MARKET OVERVIEW

U.S. equity markets declined over the reporting period, marking the worst annual decline since the financial crisis in 2008, as central bank tightening to combat high inflation raised fears of an impending recession. The Federal Reserve (the “Fed”) raised interest rates seven times during 2022 as continued supply-chain disruptions, strong consumer demand and higher wages drove inflation higher. Russia’s invasion of Ukraine also disrupted financial markets and led to volatile oil and commodity prices and exacerbated supply constraints. U.S. gross domestic product grew in the second half of the year after contracting in the first six months of 2022.

All sectors of the U.S. bond market declined during the reporting period, as the combination of the highest inflation in forty years and sharply rising bond yields eroded bond prices, which sent bond yields higher. Bonds with the longest maturities, including U.S. Treasuries, declined the most due to their higher sensitivity to changes in interest rates, while credit-oriented bonds fell with the dimming economic outlook.

In this environment, large cap stocks, as represented by the S&P 500® Index, posted a return of (18.11%), underperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned (13.06%) and (16.10%), respectively. Meanwhile, the broader bond market, as represented by the Bloomberg® U.S. Aggregate Index, returned (13.01%), while the Bloomberg® U.S. Corporate High Yield Index returned (11.18%).

PORTFOLIO RESULTS

The Portfolio returned (14.14%) for the twelve months ended December 31, 2022, outpacing the (18.11%) return of the broad stock market, as measured by the S&P 500® Index, but trailing the Bloomberg® U.S. Aggregate Index return of (13.01%). The Portfolio outperformed the Balanced Portfolio Blended Composite Benchmark return of (14.52%). (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) Comparative peer performance in 2022 included the Morningstar® Inc. Allocation – 30% to 50% Equity peer group average return (14.30%) and the Lipper® Analytical Services, Inc. Mixed-Asset Target Allocation Moderate Funds peer group average return of (15.55%). Morningstar® Inc. and Lipper® Analytical Services, Inc. are independent mutual fund ranking agencies.

Strong security selection within the Underlying Portfolios contributed to the Portfolio’s results relative to the blended benchmark, representing the majority of the relative outperformance. Performance strength was seen across the majority of the equity Underlying Portfolios when compared to their respective benchmarks. Notable Underling Portfolio contributors included the Focused Appreciation Portfolio, Large Cap Blend Portfolio, Domestic Equity Portfolio, Mid Cap Value Portfolio and Mid Cap Growth Portfolio. These five funds were among the largest holdings in the Portfolio and all have more of a valuation bias and quality focus relative to their respective benchmarks. These biases were extremely helpful during a period when many higher valued stocks across the market were being driven lower due to higher interest rates and an impending slowdown of the economy.

Balanced Portfolio (unaudited)

Broad tactical asset allocation decisions were neutral during the year. While positioning the Portfolio in cheaper areas of the market benefited relative results this year, including an overweight position in foreign and value-oriented investments, an overweight to equity in general detracted from relative results.

PORTFOLIO MANAGER OUTLOOK

Investors are largely anticipating a challenging economic environment and an economic recession in 2023, but a lot of the pessimism already appears to be reflected in current stock prices after one of the most rapid equity declines in history during 2022. As such, we remain slightly overweight equity relative to fixed income and continue to tilt our exposure toward the cheapest parts of the market. More importantly, we continue to have a high degree of confidence in the fundamentally-driven, valuation-sensitive managers managing the Underlying Portfolios, as the challenging economic environment raises the likelihood that investors will demand fundamental strength and scrutinize equity valuations. Recession fears could lead to volatile markets, but we believe the pace of inflation will ease dramatically, particularly in the second half of the year, which should give the Fed flexibility to move away from monetary policy intended to restrict growth to policy that seeks to encourage growth. Earnings declines are a growing risk for 2023, but stock prices typically rise well before earnings estimates do. Historically, some of the strongest market returns have occurred when earnings were still contracting, as investors repositioned in anticipation of a return to stronger growth. In our view, the resilience of nominal economic growth in 2022, reasonable equity valuations, and heightened levels of pessimism provide a base for a recovery in equities during 2023, especially if Fed rate hike pressures subside.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Balanced Portfolio	-14.14%	3.41%	5.25%
S&P 500® Index	-18.11%	9.41%	12.56%
Bloomberg® U.S. Aggregate Bond Index	-13.01%	0.02%	1.06%
Balanced Portfolio Blended Composite Benchmark	-14.52%	3.86%	5.88%
Morningstar® US Insurance Fund Allocation - 30% to 50% Equity Average	-14.30%	2.24%	4.17%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Moderate Funds Average	-15.55%	3.00%	5.42%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may obtain its exposure to domestic and foreign equity securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio duration, to provide increased flexibility in asset allocation,

Balanced Portfolio (unaudited)

to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

The U.S. federal funds rate has been at historically low levels and a significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Top 10 Holdings 12/31/22

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	34.1%
iShares Core S&P 500 ETF	9.9%
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	5.7%
Northwestern Mutual Series Fund, Inc., Multi- Sector Bond Portfolio	5.4%
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	5.3%
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	5.1%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	4.9%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	4.4%
Northwestern Mutual Series Fund, Inc., International Equity Portfolio	4.3%
Northwestern Mutual Series Fund, Inc., International Growth Portfolio	4.0%

Sector Allocation 12/31/22

Sector	% of Net Assets
Fixed Income	46.0%
Domestic Equity	39.0%
Foreign Equity	11.3%
Short-Term Investments & Other Net Assets	3.7%

Sector Allocation and Top 10 Holdings are subject to change.

Balanced Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Investment Companies (96.3%)	Shares/ Par +	Value $ (000’s)

Domestic Equity (39.0%)
iShares Core S&P 500 ETF	483,200	185,650
iShares Core S&P Mid-Cap ETF	31,050	7,511
iShares Core S&P Small-Cap ETF	156,000	14,764
iShares Russell 2000 ETF	64,400	11,229
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio £	65,934,589	107,539
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio £	34,966,919	95,215
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio £	92,540,637	100,037
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio £	30,195,138	81,889
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio £	55,710,279	91,365
Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio £	8,954,100	16,959
Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio £	12,656,070	22,920

Total		735,078

Fixed Income (46.0%)
iShares Core U.S. Aggregate Bond ETF	469,400	45,527
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio £	87,017,064	54,560
Northwestern Mutual Series Fund, Inc., Multi- Sector Bond Portfolio £	111,382,309	101,469
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio £	602,085,113	643,027

Investment Companies (96.3%)	Shares/ Par +	Value $ (000’s)

Fixed Income continued
Northwestern Mutual Series Fund, Inc., Short- Term Bond Portfolio £	23,056,020	22,825

Total		867,408

Foreign Equity (11.3%)
iShares Core MSCI EAFE ETF	588,200	36,257
iShares Core MSCI Emerging Markets ETF	124,900	5,833
Northwestern Mutual Series Fund, Inc., Emerging Markets Equity Portfolio £	14,608,062	13,059
Northwestern Mutual Series Fund, Inc., International Equity Portfolio £	57,893,025	81,108
Northwestern Mutual Series Fund, Inc., International Growth Portfolio £	46,675,755	75,895

Total		212,152

Total Investment Companies
(Cost: $2,026,092)		1,814,638

Short-Term Investments (2.4%)

Investment Companies (2.4%)
JPMorgan Ultra-Short Income ETF	452,950	22,706
PIMCO Enhanced Short Maturity Active ETF	225,400	22,236

Total		44,942

Total Short-Term Investments
(Cost: $45,999)		44,942

Total Investments (98.7%)
(Cost: $2,072,091)@		1,859,580

Other Assets, Less Liabilities (1.3%)		23,547

Net Assets (100.0%)		1,883,127

+	All par is stated in U.S. Dollar unless otherwise noted.

£	Affiliated Company

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $2,077,135 and the net unrealized depreciation of investments based on that cost was $217,555 which is comprised of $10,943 aggregate gross unrealized appreciation and $228,498 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Investment Companies	$1,814,638	$-	$-
Short-Term Investments	44,942	-	-
Total Assets:	$1,859,580	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$258 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC is the investment adviser for the Asset Allocation Portfolio (the “Portfolio”). The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets across the stock, bond and money market sectors. The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity, fixed income and cash asset exposure. The Portfolio may invest in underlying Portfolios of Northwestern Mutual Series Fund, Inc. (each, an “Underlying Portfolio”) and exchange-traded funds (“ETFs”) which are not portfolios of Northwestern Mutual Series Fund, Inc. The adviser allocates the Portfolio’s assets among the Underlying Portfolios and ETFs based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios and ETFs. Under normal market conditions, the Portfolio will typically hold between 55-75% of assets in equity investments, 25-45% of assets in fixed income investments, and 0-15% of assets in cash equivalent investments.

MARKET OVERVIEW

U.S. equity markets declined over the reporting period, marking the worst annual decline since the financial crisis in 2008, as central bank tightening to combat high inflation raised fears of an impending recession. The Federal Reserve (the “Fed”) raised interest rates seven times during 2022 as continued supply-chain disruptions, strong consumer demand and higher wages drove inflation higher. Russia’s invasion of Ukraine also disrupted financial markets and led to volatile oil and commodity prices and exacerbated supply constraints. U.S. gross domestic product grew in the second half of the year after contracting in the first six months of 2022.

All sectors of the U.S. bond market declined during the reporting period, as the combination of the highest inflation in forty years and sharply rising bond yields eroded bond prices, which sent bond yields higher. Bonds with the longest maturities, including U.S. Treasuries, declined the most due to their higher sensitivity to changes in interest rates, while credit-oriented bonds fell with the dimming economic outlook.

In this environment, large cap stocks, as represented by the S&P 500® Index, posted a return of (18.11%), underperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned (13.06%) and (16.10%), respectively. Meanwhile, the broader bond market, as represented by the Bloomberg® U.S. Aggregate Index, returned (13.01%), while the Bloomberg® U.S. Corporate High Yield Index returned (11.18%).

PORTFOLIO RESULTS

The Portfolio returned (14.83%) for the twelve months ended December 31, 2022, outpacing both the (18.11%) return of the broad stock market, as measured by the S&P 500® Index, but trailing the Bloomberg® U.S. Aggregate Index return of (13.01%). The Portfolio outperformed the Asset Allocation Portfolio Blended Composite Benchmark return of (15.43%). (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) Comparative peer performance in 2022 included the Morningstar® Inc. Allocation – 50% to 70% Equity peer group average return (15.77%) and the Lipper® Analytical Services, Inc. Mixed-Asset Target Allocation Growth Funds peer group average return of (16.13%). Morningstar® Inc. and Lipper® Analytical Services, Inc. are independent mutual fund ranking agencies.

Strong security selection within the Underlying Portfolios contributed to the Portfolio’s results relative to the blended benchmark, representing the majority of the relative outperformance. Performance strength was seen across the majority of the equity Underlying Portfolios when compared to their respective benchmarks. Notable Underling Portfolio contributors included the Focused Appreciation Portfolio, Large Cap Blend Portfolio, Domestic Equity Portfolio, Mid Cap Value Portfolio and Mid Cap Growth Portfolio. These five funds were among the largest holdings in the Portfolio and all have more of a valuation bias and quality focus relative to their respective benchmarks. These biases were extremely helpful during a period when many higher valued stocks across the market were being driven lower due to higher interest rates and an impending slowdown of the economy.

Asset Allocation Portfolio (unaudited)

Broad tactical asset allocation decisions were neutral during the year. While positioning the Portfolio in cheaper areas of the market benefited relative results this year, including an overweight position in foreign and value-oriented investments, an overweight to equity in general detracted from relative results.

PORTFOLIO MANAGER OUTLOOK

Investors are largely anticipating a challenging economic environment and an economic recession in 2023, but a lot of the pessimism already appears to be reflected in current stock prices after one of the most rapid equity declines in history during 2022. As such, we remain slightly overweight equity relative to fixed income and continue to tilt our exposure toward the cheapest parts of the market. More importantly, we continue to have a high degree of confidence in the fundamentally-driven, valuation-sensitive managers managing the Underlying Portfolios, as the challenging economic environment raises the likelihood that investors will demand fundamental strength and scrutinize equity valuations. Recession fears could lead to volatile markets, but we believe the pace of inflation will ease dramatically, particularly in the second half of the year, which should give the Fed flexibility to move away from monetary policy intended to restrict growth to policy that seeks to encourage growth. Earnings declines are a growing risk for 2023, but stock prices typically rise well before earnings estimates do. Historically, some of the strongest market returns have occurred when earnings were still contracting, as investors repositioned in anticipation of a return to stronger growth. In our view, the resilience of nominal economic growth in 2022, reasonable equity valuations, and heightened levels of pessimism provide a base for a recovery in equities during 2023, especially if Fed rate hike pressures subside.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Asset Allocation Portfolio	-14.83%	4.21%	6.40%
S&P 500® Index	-18.11%	9.41%	12.56%
Bloomberg® U.S. Aggregate Bond Index	-13.01%	0.02%	1.06%
Asset Allocation Portfolio Blended Composite Benchmark	-15.43%	4.79%	7.26%
Morningstar® US Insurance Fund Allocation - 50% to 70% Equity Average	-15.77%	3.70%	6.32%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Growth Funds Average	-16.13%	3.90%	6.65%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/12. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio obtains its exposure to equity and fixed income securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio duration, to provide increased flexibility in asset allocation,

Asset Allocation Portfolio (unaudited)

to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

The U.S. federal funds rate has been at historically low levels and a significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Top 10 Holdings 12/31/22

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	17.1%
iShares Core S&P 500 ETF	10.9%
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	7.7%
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	7.4%
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	7.0%
Northwestern Mutual Series Fund, Inc., International Equity Portfolio	6.1%
Northwestern Mutual Series Fund, Inc., International Growth Portfolio	5.8%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	5.8%
Northwestern Mutual Series Fund, Inc., Multi- Sector Bond Portfolio	5.3%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	5.3%

Sector Allocation 12/31/22

Sector	% of Net Assets
Domestic Equity	50.1%
Fixed Income	31.0%
Foreign Equity	16.2%
Short-Term Investments & Other Net Assets	2.7%

Sector Allocation and Top 10 Holdings are subject to change.

Asset Allocation Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2022

Investment Companies (97.3%)	Shares/ Par +	Value $ (000’s)

Domestic Equity (50.1%)
iShares Core S&P 500 ETF	73,250	28,143
iShares Core S&P Mid-Cap ETF	5,350	1,294
iShares Core S&P Small-Cap ETF	28,300	2,678
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio £	12,189,149	19,880
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio £	6,646,192	18,098
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio £	17,527,386	18,947
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio £	4,992,508	13,540
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio £	9,136,952	14,985
Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio £	2,804,874	5,312
Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio £	3,408,985	6,174

Total		129,051

Fixed Income (31.0%)
iShares Core U.S. Aggregate Bond ETF	65,600	6,362
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio £	20,375,749	12,776
Northwestern Mutual Series Fund, Inc., Multi- Sector Bond Portfolio £	14,896,732	13,571
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio £	41,349,931	44,162
Northwestern Mutual Series Fund, Inc., Short- Term Bond Portfolio £	3,151,127	3,120

Total		79,991

Investment Companies (97.3%)	Shares/ Par +	Value $ (000’s)

Foreign Equity (16.2%)
iShares Core MSCI EAFE ETF	111,100	6,848
iShares Core MSCI Emerging Markets ETF	23,600	1,102
Northwestern Mutual Series Fund, Inc., Emerging Markets Equity Portfolio £	3,309,808	2,959
Northwestern Mutual Series Fund, Inc., International Equity Portfolio £	11,276,660	15,799
Northwestern Mutual Series Fund, Inc., International Growth Portfolio £	9,237,350	15,020

Total		41,728

Total Investment Companies
(Cost: $276,011)		250,770

Short-Term Investments (1.6%)

Investment Companies (1.6%)
JPMorgan Ultra-Short Income ETF	40,300	2,020
PIMCO Enhanced Short Maturity Active ETF	20,100	1,983

Total		4,003

Total Short-Term Investments
(Cost: $4,097)		4,003

Total Investments (98.9%)
(Cost: $280,108)@		254,773

Other Assets, Less Liabilities (1.1%)		2,926

Net Assets (100.0%)		257,699

+	All par is stated in U.S. Dollar unless otherwise noted.

£	Affiliated Company

@

At December 31, 2022, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $280,735 and the net unrealized depreciation of investments based on that cost was $25,962 which is comprised of $1,232 aggregate gross unrealized appreciation and $27,194 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2022. See Note 3 for additional information on portfolio valuation.

		Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Investment Companies	$250,770	$–	$–
Short-Term Investments	4,003	–	–
Total Assets:	$254,773	$–	$–

The Accompanying Notes are an Integral Part of the Financial Statements.

Benchmark Definitions (unaudited)

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

1/3 each: Bloomberg® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD; ICE BofA® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; JPMorgan® EMBI Global — The Bloomberg® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD provides a broad-based measure of the global developed markets investment grade fixed income markets. The ICE BofA Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest in an unmanaged index.

Asset Allocation Portfolio Blended Composite Benchmark — The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 1000® Index (33%), the Russell MidCap Index (11%), the Russell 2000® Index (5%), the MSCI EAFE® (Europe-Australasia-Far-East) Index (13%), the MSCI® Emerging Markets Index (3%), the Bloomberg® U.S. Aggregate Bond Index (24%), the Bloomberg® U.S. Corporate High Yield 2% Issuer Capped Bond Index (8%), and the ICE BofA® US 3-Month Treasury Bill Index (3%).

Balanced Portfolio Blended Composite Benchmark — The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 1000® Index (26%), the Russell® MidCap Index (9%), the Russell 2000® Index (3%), the MSCI EAFE® (Europe-Australasia-Far-East) Index (9%), the MSCI® Emerging Markets Index (2%), the Bloomberg® U.S. Aggregate Bond Index (41%), the Bloomberg® U.S. Corporate High Yield 2% Issuer Capped Bond Index (6%), and the ICE BofA® US 3-Month Treasury Bill Index (4%).

Bloomberg® 1-3 Year U.S. Government/Credit Bond Index — The Bloomberg® 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index of publicly issued medium and larger issues of U.S. Government, investment-grade corporate and investment-grade international dollar denominated bonds that have maturities of between one and three years.

Bloomberg® U.S. Aggregate Bond Index — The Bloomberg® U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Bloomberg® U.S. Corporate High Yield 2% Issuer Capped Bond Index — The Bloomberg® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. Dollar-denominated, non-convertible, fixed-rate, noninvestment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Bloomberg® Global Credit Hedged USD Index — The Bloomberg® Global Credit Hedged USD Index is an unmanaged index composed of investment-grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg® Long-Term U.S. Treasury Index — The Bloomberg® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Benchmark Definitions (unaudited)

Bloomberg® U.S. Treasury Inflation Protected Securities (TIPS) Index — The Bloomberg® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.

ICE BofA® US 3-Month Treasury Bill Index — The ICE BofA® US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Lipper® Variable Insurance Products (VIP) Average — Each Lipper® Variable Insurance Products (VIP) Average is calculated by Lipper® Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. Source: Lipper®, Inc.

Morningstar® Insurance Fund Category Averages — Each Morningstar® category average is an equal-weighted category return. The calculation is simply the average of the returns at the end of the period for all the underlying variable insurance funds in a given category. Source: Morningstar®, Inc.

Morningstar® US Insurance Fund Allocation – 30% to 50% Equity Average — Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%. Source: Morningstar®, Inc.

Morningstar® US Insurance Fund Allocation – 50% to 70% Equity Average — Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Source: Morningstar®, Inc.

MSCI® All Country World (ex-US) Index — The MSCI® All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.

MSCI® All Country World (ex-US) Growth Index — The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.

MSCI® All Country World (ex-US) Value Index — The MSCI® All Country World (ex-US) Value Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., which captures large and mid cap securities exhibiting overall value style characteristics.

MSCI EAFE® (Europe-Australasia-Far-East) Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada.

MSCI EAFE® (Europe-Australasia-Far-East) Growth Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada, with higher historical and forecasted growth characteristics.

MSCI® Emerging Markets Index — The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000® Index — The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index — The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

Benchmark Definitions (unaudited)

Russell 1000® Value Index — The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index — The Russell 2000® Index is an unmanaged, market capitalization-weighted index that measures the performance of the 2000 companies in the Russell 3000® Index and represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Russell 2000® Growth Index — The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index — The Russell 2000® Value Index is an unmanaged index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index — The Russell 3000® Index measures the performance of the 3000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell MidCap® Index — The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell MidCap® Growth Index — The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values.

Russell MidCap® Value Index — The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values.

S&P 500® Index — The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P MidCap 400® Index — The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600® Index — The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2022 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Assets
Unaffiliated Investments, at Value (1)	$746,466	$959,891	$562,130	$186,960	$4,413,863
Cash	3,158	4,959	3,927	8,686	45,401
Collateral with Counterparty	–	–	–	–	2,848
Receivable for Portfolio Shares Sold	120	193	79	4	1,330
Receivable for Investment Securities Sold	1,425	2,732	1,690	–	–
Prepaid Expenses and Other Assets	7	8	5	2	47
Dividends and Interest Receivable	152	768	681	423	3,945

Total Assets	751,328	968,551	568,512	196,075	4,467,434

Liabilities
Payable for Portfolio Shares Redeemed	316	176	406	7	582
Payable for Investment Securities Purchased	–	3,884	1,673	–	–
Variation Margin Payable	–	–	–	–	143
Investment Advisory Fees Payable	277	514	207	117	731
Compliance Fees Payable	3	3	3	2	6
Directors Fees Payable	4	4	4	3	7
Accrued Expenses	25	41	24	19	51

Total Liabilities	625	4,622	2,317	148	1,520

Net Assets	$750,703	$963,929	$566,195	$195,927	$4,465,914

Represented By:
Aggregate Paid in Capital (10) (11)	$737,211	$672,033	$476,103	$161,912	$1,720,093
Total Distributable Earnings (Loss)	13,492	291,896	90,092	34,015	2,745,821

Net Assets for Shares Outstanding (10) (11)	$750,703	$963,929	$566,195	$195,927	$4,465,914

Net Asset Value, Offering and Redemption Price per Share	$2.04	$2.72	$1.44	$1.08	$6.38

(1) Unaffiliated Investments, at Cost	$670,592	$740,436	$516,015	$168,467	$1,768,591
(10) Shares Outstanding	367,391	353,932	392,765	181,292	700,018
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2022 (in thousands)

	Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio
Assets
Unaffiliated Investments, at Value (1)	$150,768	$1,047,883	$692,186	$1,007,716	$1,122,909
Cash	–	10,759	7,578	1,465	12,915
Collateral with Counterparty	702	–	–	–	–
Receivable for Portfolio Shares Sold	12	266	32	74	323
Receivable for Investment Securities Sold	913	–	–	–	–
Receivable for Foreign Currency	16	–	–	–	–
Prepaid Expenses and Other Assets	1	8	6	9	26
Dividends and Interest Receivable	375	1,765	3,070	482	2,047

Total Assets	152,787	1,060,681	702,872	1,009,746	1,138,220

Liabilities
Payable for Portfolio Shares Redeemed	97	95	127	483	137
Variation Margin Payable	–	–	–	–	63
Payable to Custodian	89	–	–	–	–
Payable for Foreign Currency	66	–	–	–	–
Collateral from Counterparty	–	–	–	–	27
Investment Advisory Fees Payable	85	437	333	455	218
Compliance Fees Payable	2	3	3	3	3
Directors Fees Payable	3	4	4	4	4
Accrued Expenses	31	23	29	27	58

Total Liabilities	373	562	496	972	510

Net Assets	$152,414	$1,060,119	$702,376	$1,008,774	$1,137,710

Represented By:
Aggregate Paid in Capital (10) (11)	$122,136	$787,163	$498,254	$1,020,513	$854,621
Total Distributable Earnings (Loss)	30,278	272,956	204,122	(11,739)	283,089

Net Assets for Shares Outstanding (10) (11)	$152,414	$1,060,119	$702,376	$1,008,774	$1,137,710

Net Asset Value, Offering and Redemption Price per Share	$0.92	$1.63	$1.69	$2.71	$1.97

(1) Unaffiliated Investments, at Cost	$143,374	$840,599	$559,691	$1,002,364	$904,157
(10) Shares Outstanding	165,105	650,051	415,629	371,908	576,959
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2022 (in thousands)

	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio	International Growth Portfolio
Assets
Unaffiliated Investments, at Value (1)	$638,384	$591,307	$369,155	$516,714	$876,117
Cash	5,515	4,273	1,925	17,708	15,867
Foreign Currency, at Value (4)	1	–	–	–	87
Collateral with Counterparty	3,790	–	–	–	–
Receivable for Portfolio Shares Sold	157	94	131	41	224
Receivable for Investment Securities Sold	2,523	–	–	2,784	–
Variation Margin Receivable	–	–	3	–	–
Receivable for Foreign Currency	39	–	–	–	–
Prepaid Expenses and Other Assets	5	5	8	5	7
Dividends and Interest Receivable	1,503	178	501	689	1,583

Total Assets	651,917	595,857	371,723	537,941	893,885

Liabilities
Payable for Portfolio Shares Redeemed	115	507	39	66	131
Payable for Investment Securities Purchased	68	166	–	1,833	–
Accrued Foreign Capital Gains Tax	–	–	–	–	190
Payable for Foreign Currency	342	–	–	–	–
Collateral from Counterparty	–	–	13	–	–
Investment Advisory Fees Payable	386	277	73	393	457
Compliance Fees Payable	3	3	3	3	3
Directors Fees Payable	3	3	3	4	4
Accrued Expenses	36	24	40	24	52

Total Liabilities	953	980	171	2,323	837

Net Assets	$650,964	$594,877	$371,552	$535,618	$893,048

Represented By:
Aggregate Paid in Capital (10) (11)	$560,810	$631,965	$320,849	$422,983	$760,809
Total Distributable Earnings (Loss)	90,154	(37,088)	50,703	112,635	132,239

Net Assets for Shares Outstanding (10) (11)	$650,964	$594,877	$371,552	$535,618	$893,048

Net Asset Value, Offering and Redemption Price per Share	$1.64	$1.89	$1.39	$1.81	$1.63

(1) Unaffiliated Investments, at Cost	$639,638	$552,260	$338,354	$440,695	$768,629
(4) Foreign Currency, at Cost	1	–	–	–	89
(10) Shares Outstanding	397,009	314,098	267,258	295,762	549,287
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2022 (in thousands)

	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Government Money Market Portfolio	Short-Term Bond Portfolio
Assets
Unaffiliated Investments, at Value (1)	$731,205	$1,701,854	$838,775	$243,426	$378,279
Investments in Repurchase Agreements, at Value (3)	–	–	–	296,000	–
Cash	10,712	21,737	18,250	468	2,622
Foreign Currency, at Value (4)	–	1,083	1,031	–	–
Receivable for Portfolio Shares Sold	541	286	415	1,777	33
Receivable for Investment Securities Sold	–	1,865	56	–	9
Variation Margin Receivable	–	–	–	–	20
Receivable for Foreign Currency	–	3,507	–	–	–
Prepaid Expenses and Other Assets	6	13	7	4	3
Dividends and Interest Receivable	2,385	5,221	534	1,200	2,369

Total Assets	744,849	1,735,566	859,068	542,875	383,335

Liabilities
Payable for Portfolio Shares Redeemed	88	489	103	188	38
Payable for Investment Securities Purchased	–	1,309	567	–	342
Accrued Foreign Capital Gains Tax	174	1,550	3,454	–	–
Variation Margin Payable	–	–	–	–	58
Payable for Foreign Currency	–	932	–	–	–
Collateral from Counterparty	–	4,020	–	–	–
Investment Advisory Fees Payable	456	967	631	137	106
Compliance Fees Payable	3	4	3	3	3
Directors Fees Payable	3	5	4	3	3
Accrued Expenses	52	94	68	27	47

Total Liabilities	776	9,370	4,830	358	597

Net Assets	$744,073	$1,726,196	$854,238	$542,517	$382,738

Represented By:
Aggregate Paid in Capital (10) (11)	$655,964	$1,892,254	$908,740	$542,517	$401,097
Total Distributable Earnings (Loss)	88,109	(166,058)	(54,502)	–	(18,359)

Net Assets for Shares Outstanding (10) (11)	$744,073	$1,726,196	$854,238	$542,517	$382,738

Net Asset Value, Offering and Redemption Price per Share	$0.98	$1.40	$0.89	$1.00	$0.99

(1) Unaffiliated Investments, at Cost	$667,340	$1,907,661	$871,999	$243,426	$397,183
(3) Investments in Repurchase Agreements, at Cost	–	–	–	296,000	–
(4) Foreign Currency, at Cost	–	1,081	1,528	–	–
(10) Shares Outstanding	756,421	1,232,171	955,115	542,515	386,413
(11) Shares Authorized, $.01 Par Value	2,000,000	3,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2022 (in thousands)

	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio
Assets
Unaffiliated Investments, at Value (1)	$2,855,177	$127,526	$415,493	$662,852	$968,253
Investments in Repurchase Agreements, at Value (3)	–	–	–	–	113,700
Cash	36,670	1,006	4,346	17,498	5,656
Foreign Currency, at Value (4)	–	–	–	–	940
Collateral with Counterparty	300	878	–	–	16,332
Receivable for Portfolio Shares Sold	515	37	91	113	279
Receivable for Investment Securities Sold	97,589	8,879	–	–	638
Receivable for Financing Transactions	–	114,212	–	–	–
Variation Margin Receivable	–	58	62	–	40
Outstanding Swap Contracts, at Value (8)	–	–	6,108	–	322
Receivable for Foreign Currency	–	–	–	–	304
Deferred Expense for Financing Transactions	–	19	–	–	–
Prepaid Expenses and Other Assets	25	2	1	6	–
Dividends and Interest Receivable	14,772	869	2,053	12,537	13,675

Total Assets	3,005,048	253,486	428,154	693,006	1,120,139

Liabilities
Payable for Portfolio Shares Redeemed	16,781	12	53	3,085	100
Payable for Investment Securities Purchased	200,871	8,052	–	222	–
Payable for Financing Transactions	–	140,671	–	–	–
Variation Margin Payable	–	39	14	–	704
Outstanding Options Written, at Value (6)	–	47	–	–	–
Securities Sold Short, at Value (7)	–	4,426	–	–	–
Payable for Reverse Repurchase Agreements	–	–	–	–	535
Outstanding Swap Contracts, at Value (9)	–	–	343	–	334
Payable for Foreign Currency	–	–	6	–	4,580
Payable for Unfunded Loan Commitments	–	–	–	–	31
Collateral from Counterparty	–	–	3,963	–	541
Investment Advisory Fees Payable	711	42	180	252	650
Compliance Fees Payable	4	3	3	3	3
Directors Fees Payable	6	3	3	3	4
Accrued Expenses	59	34	41	36	78

Total Liabilities	218,432	153,329	4,606	3,601	7,560

Net Assets	$2,786,616	$100,157	$423,548	$689,405	$1,112,579

Represented By:
Aggregate Paid in Capital (10) (11)	$3,261,270	$163,983	$454,676	$766,898	$1,316,623
Total Distributable Earnings (Loss)	(474,654)	(63,826)	(31,128)	(77,493)	(204,044)

Net Assets for Shares Outstanding (10) (11)	$2,786,616	$100,157	$423,548	$689,405	$1,112,579

Net Asset Value, Offering and Redemption Price per Share	$1.07	$0.65	$1.05	$0.63	$0.91

(1) Unaffiliated Investments, at Cost	$3,108,782	$175,823	$469,978	$772,557	$1,150,895
(3) Investments in Repurchase Agreements, at Cost	–	–	–	–	113,700
(4) Foreign Currency, at Cost	–	–	–	–	541
(6) Premiums Received on Options Written	–	41	–	–	–
(7) Proceeds Received from Short Sales	–	4,456	–	–	–
(8) Premiums Paid on Swap Contracts	–	145	1	–	8,542
(9) Premiums Received from Swap Contracts	–	150	–	–	2,264
(10) Shares Outstanding	2,609,728	153,984	403,655	1,099,443	1,221,531
(11) Shares Authorized, $.01 Par Value	6,000,000	2,000,000	2,000,000	3,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2022 (in thousands)

	Balanced Portfolio	Asset Allocation Portfolio
Assets
Unaffiliated Investments, at Value (1)	$351,713	$50,430
Affiliated Investments, at Value (2)	1,507,867	204,343
Cash	14,066	2,266
Receivable for Portfolio Shares Sold	410	5
Receivable for Investment Securities Sold	25,010	3,421
Prepaid Expenses and Other Assets	16	2
Dividends and Interest Receivable	161	15

Total Assets	1,899,243	260,482

Liabilities
Payable for Portfolio Shares Redeemed	974	36
Payable for Investment Securities Purchased	15,023	2,709
Investment Advisory Fees Payable	81	11
Compliance Fees Payable	4	3
Directors Fees Payable	5	3
Accrued Expenses	29	21

Total Liabilities	16,116	2,783

Net Assets	$1,883,127	$257,699

Represented By:
Aggregate Paid in Capital (10) (11)	$1,989,262	$262,447
Total Distributable Earnings (Loss)	(106,135)	(4,748)

Net Assets for Shares Outstanding (10) (11)	$1,883,127	$257,699

Net Asset Value, Offering and Redemption Price per Share .	$1.21	$1.01

(1) Unaffiliated Investments, at Cost	$351,069	$51,123
(2) Affiliated Investments, at Cost	1,721,022	228,985
(10) Shares Outstanding	1,558,037	254,128
(11) Shares Authorized, $.01 Par Value	4,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2022 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Investment Income
Income
Interest (1)	$65	$196	$81	$115	$764
Unaffiliated Dividends (1)	4,465	6,114	9,102	2,869	75,674

Total Income	4,530	6,310	9,183	2,984	76,438

Expenses
Investment Advisory Fees	4,002	7,702	2,808	1,458	9,494
Custodian Fees	27	36	29	19	32
Shareholder Reporting Fees	11	15	12	11	13
Audit Fees	29	26	29	23	46
Valuation Services	1	—	2	—	6
Compliance Fees	10	11	10	8	21
Directors Fees	45	46	41	35	85
Professional Fees	11	9	10	10	16
Trade Name Fees	–	–	–	–	114
Other Expenses	14	14	9	2	58

Total Expenses	4,150	7,859	2,950	1,566	9,885

Less Waived Fees:
Paid by Affiliate	(12)	(1,279)	(49)	(93)	(549)

Net Expenses	4,138	6,580	2,901	1,473	9,336

Net Investment Income (Loss)	392	(270)	6,282	1,511	67,102
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	(61,676)	75,764	39,905	14,078	47,164
Futures Contracts	–	–	–	–	(8,614)

Net Realized Gain (Loss) on Investments	(61,676)	75,764	39,905	14,078	38,550

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	(462,439)	(439,271)	(202,614)	(42,548)	(1,105,304)
Futures Contracts	–	–	–	–	(2,666)

Net Change in Unrealized Appreciation (Depreciation) of Investments	(462,439)	(439,271)	(202,614)	(42,548)	(1,107,970)

Net Gain (Loss) on Investments	(524,115)	(363,507)	(162,709)	(28,470)	(1,069,420)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(523,723)	$(363,777)	$(156,427)	$(26,959)	$(1,002,318)

(1) Net of Foreign Witholding Tax	$31	$524	$7	$34	$18

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2022 (in thousands)

	Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio
Investment Income
Income
Interest (1)	$43	$183	$102	$24	$217
Unaffiliated Dividends (1)	4,794	24,201	21,025	8,360	18,460

Total Income	4,837	24,384	21,127	8,384	18,677

Expenses
Investment Advisory Fees	1,291	5,442	4,881	5,701	2,939
Custodian Fees	44	18	38	37	45
Shareholder Reporting Fees	14	14	14	10	16
Audit Fees	26	26	27	29	31
Valuation Services	16	—	1	1	5
Compliance Fees	8	11	10	11	11
Directors Fees	36	44	42	46	46
Professional Fees	10	11	10	11	11
Trade Name Fees	–	–	–	–	141
Other Expenses	2	12	9	14	14

Total Expenses	1,447	5,578	5,032	5,860	3,259

Less Waived Fees:
Paid by Affiliate	(70)	(390)	(640)	(10)	(338)

Net Expenses	1,377	5,188	4,392	5,850	2,921

Net Investment Income (Loss)	3,460	19,196	16,735	2,534	15,756
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	19,723	47,213	56,384	(13,699)	50,208
Futures Contracts	–	–	–	–	(167)
Foreign Currency Transactions	1,429	–	(7)	–	–

Net Realized Gain (Loss) on Investments	21,152	47,213	56,377	(13,699)	50,041

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	(29,699)	(95,306)	(103,766)	(311,849)	(242,279)
Futures Contracts	–	–	–	–	(678)
Foreign Currency Transactions	182	–	(1)	–	–

Net Change in Unrealized Appreciation (Depreciation) of Investments	(29,517)	(95,306)	(103,767)	(311,849)	(242,957)

Net Gain (Loss) on Investments	(8,365)	(48,093)	(47,390)	(325,548)	(192,916)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,905)	$(28,897)	$(30,655)	$(323,014)	$(177,160)

(1) Net of Foreign Witholding Tax	$89	$–	$717	$2	$–

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2022 (in thousands)

	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio	International Growth Portfolio
Investment Income
Income
Interest (1)	$194	$132	$64	$303	$473
Unaffiliated Dividends (1)	18,601	3,789	5,376	7,653	12,584

Total Income	18,795	3,921	5,440	7,956	13,057

Expenses
Investment Advisory Fees	5,672	3,454	875	4,950	5,247
Custodian Fees	65	23	65	24	149
Shareholder Reporting Fees	13	15	12	37	14
Audit Fees	29	26	28	25	31
Valuation Services	15	2	7	2	15
Compliance Fees	10	10	9	9	10
Directors Fees	40	41	38	40	43
Professional Fees	11	10	15	10	17
Trade Name Fees	–	–	39	–	–
Other Expenses	8	9	4	7	11

Total Expenses	5,863	3,590	1,092	5,104	5,537

Less Waived Fees:
Paid by Affiliate	(1,071)	–	–	(41)	–

Net Expenses	4,792	3,590	1,092	5,063	5,537

Net Investment Income (Loss)	14,003	331	4,348	2,893	7,520
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	80,991	(75,603)	17,004	36,712	19,063
Futures Contracts	–	–	(1,007)	–	–
Foreign Currency Transactions	3,245	–	–	–	(56)

Net Realized Gain (Loss) on Investments	84,236	(75,603)	15,997	36,712	19,007

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	(107,377)	(161,243)	(91,945)	(165,134)	(273,711)
Futures Contracts	–	–	(145)	–	–
Foreign Currency Transactions	196	–	–	–	(64)

Net Change in Unrealized Appreciation (Depreciation) of Investments	(107,181)	(161,243)	(92,090)	(165,134)	(273,775)

Net Gain (Loss) on Investments	(22,945)	(236,846)	(76,093)	(128,422)	(254,768)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,942)	$(236,515)	$(71,745)	$(125,529)	$(247,248)

(1) Net of Foreign Witholding Tax	$218	$–	$5	$27	$374

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2022 (in thousands)

	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Government Money Market Portfolio	Short-Term Bond Portfolio
Investment Income
Income
Interest (1)	$154	$412	$383	$8,708	$9,050
Unaffiliated Dividends (1)	20,171	57,167	18,553	–	–

Total Income	20,325	57,579	18,936	8,708	9,050

Expenses
Investment Advisory Fees	6,004	11,387	8,997	1,555	1,282
Custodian Fees	146	284	198	42	61
Shareholder Reporting Fees	14	74	15	10	9
Audit Fees	30	33	30	26	32
Valuation Services	16	15	15	5	62
Compliance Fees	10	12	10	9	9
Directors Fees	43	53	43	39	38
Professional Fees	18	38	33	11	17
Other Expenses	10	21	11	6	5

Total Expenses	6,291	11,917	9,352	1,703	1,515

Less Waived Fees:
Paid by Affiliate	(394)	(1,013)	(1,518)	(231)	–

Net Expenses	5,897	10,904	7,834	1,472	1,515

Net Investment Income (Loss)	14,428	46,675	11,102	7,236	7,535
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	15,090	(853)	(27,386)	7	(4,141)
Futures Contracts	–	–	–	–	(2,546)
Swap Contracts	–	–	–	–	3
Foreign Currency Transactions	(190)	4,888	75	–	–

Net Realized Gain (Loss) on Investments	14,900	4,035	(27,311)	7	(6,684)

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	(197,765)	(177,481)	(242,416)	–	(19,449)
Futures Contracts	–	–	–	–	256
Foreign Currency Transactions	(85)	3,224	(502)	–	–

Net Change in Unrealized Appreciation (Depreciation) of Investments	(197,850)	(174,257)	(242,918)	–	(19,193)

Net Gain (Loss) on Investments	(182,950)	(170,222)	(270,229)	7	(25,877)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(168,522)	$(123,547)	$(259,127)	$7,243	$(18,342)

(1) Net of Foreign Witholding Tax	$671	$2,241	$970	$–	$–

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2022 (in thousands)

	Select Bond Portfolio	Long – Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio
Investment Income
Income
Interest (1)	$78,839	$3,929	$23,035	$44,116	$48,560
Unaffiliated Dividends (1)	–	–	132	–	–

Total Income	78,839	3,929	23,167	44,116	48,560

Expenses
Investment Advisory Fees	9,070	623	2,462	3,098	8,935
Custodian Fees	109	30	47	22	170
Shareholder Reporting Fees	60	9	15	18	14
Audit Fees	44	36	37	37	48
Valuation Services	57	14	28	45	71
Compliance Fees	16	8	9	10	11
Directors Fees	66	35	39	41	46
Professional Fees	15	17	17	10	19
Interest Expense	–	378	–	–	33
Other Expenses	39	2	22	9	37

Total Expenses	9,476	1,152	2,676	3,290	9,384

Less Waived Fees:
Paid by Affiliate	(205)	(39)	(170)	–	(1,087)

Net Expenses	9,271	1,113	2,506	3,290	8,297

Net Investment Income (Loss)	69,568	2,816	20,661	40,826	40,263
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	(279,626)	(5,948)	(14,702)	(3,804)	(19,270)
Futures Contracts	–	2,018	(225)	–	(50,607)
Options Written	–	–	–	–	138
Short Sales	–	900	–	–	–
Swap Contracts	–	991	3,508	–	(15,085)
Foreign Currency Transactions	–	–	69	–	25,712
Reverse Repurchase Agreements	–	–	–	–	226

Net Realized Gain (Loss) on Investments	(279,626)	(2,039)	(11,350)	(3,804)	(58,886)

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	(241,265)	(41,860)	(76,999)	(129,365)	(180,777)
Futures Contracts	–	136	135	–	(3,008)
Options Written	–	(6)	–	–	–
Short Sales	–	37	–	–	–
Swap Contracts	–	(242)	2,037	–	(2,521)
Foreign Currency Transactions	–	–	73	–	374
Reverse Repurchase Agreements	–	–	–	–	(36)

Net Change in Unrealized Appreciation (Depreciation) of Investments	(241,265)	(41,935)	(74,754)	(129,365)	(185,968)

Net Gain (Loss) on Investments	(520,891)	(43,974)	(86,104)	(133,169)	(244,854)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(451,323)	$(41,158)	$(65,443)	$(92,343)	$(204,591)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2022 (in thousands)

	Balanced Portfolio	Asset Allocation Portfolio
Investment Income
Income
Interest (1)	$272	$32
Unaffiliated Dividends (1)	4,469	655
Affiliated Dividends	27,864	3,591

Total Income	32,605	4,278

Expenses
Investment Advisory Fees	6,112	1,453
Custodian Fees	18	18
Shareholder Reporting Fees	10	12
Audit Fees	36	30
Valuation Services	1	1
Compliance Fees	13	9
Directors Fees	56	36
Professional Fees	13	10
Other Expenses	26	3

Total Expenses	6,285	1,572

Less Waived Fees:
Paid by Affiliate	(5,093)	(1,315)

Net Expenses	1,192	257

Net Investment Income (Loss)	31,413	4,021
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	(8,407)	(912)
Affiliated Investment Securities	6,417	3,161
Distributions of Realized Gains by Affiliated Investment Companies	77,875	14,470
Distributions of Realized Gains by Unaffiliated Investment Companies	42	4

Net Realized Gain (Loss) on Investments	75,927	16,723

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	(4,709)	(935)
Affiliated Investment Securities	(434,097)	(67,043)

Net Change in Unrealized Appreciation (Depreciation) of Investments	(438,806)	(67,978)

Net Gain (Loss) on Investments	(362,879)	(51,255)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(331,466)	$(47,234)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Growth Stock Portfolio		Focused Appreciation Portfolio			Large Cap Core Stock Portfolio
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Change in Net Assets
Operations
Net Investment Income (Loss)	$392	$(1,297)	$(270)	$(94	) $	6,282	$5,523
Net Realized Gain (Loss) on Investments	(61,676)	152,928	75,764	126,915		39,905	111,487
Net Change in Unrealized Appreciation (Depreciation) of Investments	(462,439)	51,611	(439,271)	91,159		(202,614)	58,406

Net Increase (Decrease) in Net Assets Resulting from Operations	(523,723)	203,242	(363,777)	217,980		(156,427)	175,416

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(151,353)	(55,999)	(127,992)	(128,631)		(115,717)	(63,357)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(151,353)	(55,999)	(127,992)	(128,631)		(115,717)	(63,357)

Capital Transactions:
Shares Sold	33,413	66,958	96,235	67,399		16,142	18,494
Reinvestment of Distributions Paid	151,353	55,999	127,992	128,631		115,717	63,357
Shares Redeemed	(148,886)	(166,704)	(95,890)	(144,714)		(136,326)	(71,081)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	35,880	(43,747)	128,337	51,316		(4,467)	10,770

Total Increase (Decrease) in Net Assets	(639,196)	103,496	(363,432)	140,665		(276,611)	122,829
Net Assets
Beginning of Period	1,389,899	1,286,403	1,327,361	1,186,696		842,806	719,977

End of Period	$750,703	$1,389,899	$963,929	$1,327,361		$566,195	$842,806

Portfolio Share Transactions:
Shares Sold	12,510	16,816	30,292	15,424		8,975	8,789
Reinvestment of Distributions Paid	65,014	13,432	45,052	29,970		77,924	29,913
Shares Redeemed	(53,936)	(43,417)	(28,735)	(33,493)		(75,581)	(33,738)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	23,588	(13,169)	46,609	11,901		11,318	4,964

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Large Cap Blend Portfolio		Index 500 Stock Portfolio		Large Company Value Portfolio
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Change in Net Assets
Operations
Net Investment Income (Loss)	$1,511	$1,309	$67,102	$59,096	$3,460	$3,726
Net Realized Gain (Loss) on Investments	14,078	18,019	38,550	149,490	21,152	29,653
Net Change in Unrealized Appreciation (Depreciation) of Investments	(42,548)	13,123	(1,107,970)	1,029,723	(29,517)	11,402

Net Increase (Decrease) in Net Assets Resulting from Operations	(26,959)	32,451	(1,002,318)	1,238,309	(4,905)	44,781

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(19,367)	(13,080)	(208,620)	(186,699)	(32,410)	(5,187)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(19,367)	(13,080)	(208,620)	(186,699)	(32,410)	(5,187)

Capital Transactions:
Shares Sold	41,532	4,803	306,887	291,017	22,204	18,519
Reinvestment of Distributions Paid	19,367	13,080	208,620	186,699	32,410	5,187
Shares Redeemed	(21,772)	(14,692)	(343,625)	(444,085)	(92,445)	(47,738)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	39,127	3,191	171,882	33,631	(37,831)	(24,032)

Total Increase (Decrease) in Net Assets	(7,199)	22,562	(1,039,057)	1,085,241	(75,146)	15,562
Net Assets
Beginning of Period	203,126	180,564	5,504,971	4,419,729	227,560	211,998

End of Period	$195,927	$203,126	$4,465,914	$5,504,970	$152,414	$227,560

Portfolio Share Transactions:
Shares Sold	35,594	3,584	44,050	39,131	20,292	16,602
Reinvestment of Distributions Paid	18,515	10,031	31,701	24,195	37,082	4,538
Shares Redeemed	(19,365)	(11,061)	(48,998)	(59,643)	(83,073)	(42,048)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	34,744	2,554	26,753	3,683	(25,699)	(20,908)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Domestic Equity Portfolio		Equity Income Portfolio		Mid Cap Growth Stock Portfolio
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Change in Net Assets
Operations
Net Investment Income (Loss)	$19,196	$18,263	$16,735	$14,817	$2,534	$1,825
Net Realized Gain (Loss) on Investments	47,213	118,336	56,377	79,836	(13,699)	97,265
Net Change in Unrealized Appreciation (Depreciation) of Investments	(95,306)	72,800	(103,767)	97,810	(311,849)	35,035

Net Increase (Decrease) in Net Assets Resulting from Operations	(28,897)	209,399	(30,655)	192,463	(323,014)	134,125

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(136,599)	(41,951)	(94,476)	(17,168)	(100,047)	(177,020)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(136,599)	(41,951)	(94,476)	(17,168)	(100,047)	(177,020)

Capital Transactions:
Shares Sold	132,917	67,692	29,320	26,819	28,886	27,950
Reinvestment of Distributions Paid	136,599	41,951	94,476	17,168	100,047	177,020
Shares Redeemed	(140,578)	(126,486)	(164,225)	(138,867)	(72,666)	(131,071)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	128,938	(16,843)	(40,429)	(94,880)	56,267	73,899

Total Increase (Decrease) in Net Assets	(36,558)	150,605	(165,560)	80,415	(366,794)	31,004
Net Assets
Beginning of Period	1,096,677	946,072	867,936	787,521	1,375,568	1,344,564

End of Period	$1,060,119	$1,096,677	$702,376	$867,936	$1,008,774	$1,375,568

Portfolio Share Transactions:
Shares Sold	75,132	37,242	15,597	14,138	9,486	6,644
Reinvestment of Distributions Paid	87,228	23,229	56,708	8,979	36,079	45,390
Shares Redeemed	(79,436)	(69,390)	(87,588)	(73,961)	(23,199)	(30,976)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	82,924	(8,919)	(15,283)	(50,844)	22,366	21,058

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Index 400 Stock Portfolio		Mid Cap Value Portfolio		Small Cap Growth Stock Portfolio
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Change in Net Assets
Operations
Net Investment Income (Loss)	$15,756	$13,051	$14,003	$10,330	$331	$(543)
Net Realized Gain (Loss) on Investments	50,041	120,098	84,236	100,755	(75,603)	111,184
Net Change in Unrealized Appreciation (Depreciation) of Investments	(242,957)	134,912	(107,181)	26,542	(161,243)	(75,989)

Net Increase (Decrease) in Net Assets Resulting from Operations	(177,160)	268,061	(8,942)	137,627	(236,515)	34,652

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(133,498)	(49,492)	(109,209)	(12,785)	(110,736)	(82,706)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(133,498)	(49,492)	(109,209)	(12,785)	(110,736)	(82,706)

Capital Transactions:
Shares Sold	75,177	79,432	41,682	47,082	46,128	39,867
Reinvestment of Distributions Paid	133,498	49,492	109,209	12,785	110,736	82,706
Shares Redeemed	(96,244)	(127,025)	(86,631)	(80,257)	(44,750)	(84,951)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	112,431	1,899	64,260	(20,390)	112,114	37,622

Total Increase (Decrease) in Net Assets	(198,227)	220,468	(53,891)	104,452	(235,137)	(10,432)
Net Assets
Beginning of Period	1,335,937	1,115,469	704,855	600,403	830,014	840,446

End of Period	$1,137,710	$1,335,937	$650,964	$704,855	$594,877	$830,014

Portfolio Share Transactions:
Shares Sold	34,219	32,105	22,814	25,282	19,429	11,481
Reinvestment of Distributions Paid	68,007	20,185	69,076	6,732	56,182	24,821
Shares Redeemed	(44,442)	(51,909)	(47,794)	(42,723)	(19,130)	(24,328)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	57,784	381	44,096	(10,709)	56,481	11,974

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Index 600 Stock Portfolio		Small Cap Value Portfolio		International Growth Portfolio
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Change in Net Assets
Operations
Net Investment Income (Loss)	$4,348	$5,239	$2,893	$1,837	$7,520	$5,154
Net Realized Gain (Loss) on Investments	15,997	33,700	36,712	75,354	19,007	96,099
Net Change in Unrealized Appreciation (Depreciation) of Investments	(92,090)	50,661	(165,134)	59,393	(273,775)	47,291

Net Increase (Decrease) in Net Assets Resulting from Operations	(71,745)	89,600	(125,529)	136,584	(247,248)	148,544

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(37,396)	(9,577)	(77,602)	(31,940)	(101,272)	(34,654)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(37,396)	(9,577)	(77,602)	(31,940)	(101,272)	(34,654)

Capital Transactions:
Shares Sold	44,672	52,725	23,597	18,877	138,892	82,450
Reinvestment of Distributions Paid	37,396	9,577	77,602	31,940	101,272	34,654
Shares Redeemed	(35,801)	(52,001)	(47,754)	(85,236)	(66,828)	(87,004)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	46,267	10,301	53,445	(34,419)	173,336	30,100

Total Increase (Decrease) in Net Assets	(62,874)	90,324	(149,686)	70,225	(175,184)	143,990
Net Assets
Beginning of Period	434,426	344,102	685,304	615,079	1,068,232	924,242

End of Period	$371,552	$434,426	$535,618	$685,304	$893,048	$1,068,232

Portfolio Share Transactions:
Shares Sold	28,438	29,519	11,049	7,540	76,043	36,250
Reinvestment of Distributions Paid	26,826	5,423	41,521	13,016	64,959	14,284
Shares Redeemed	(23,153)	(29,578)	(22,515)	(34,221)	(36,768)	(37,660)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	32,111	5,364	30,055	(13,665)	104,234	12,874

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Research International Core Portfolio		International Equity Portfolio		Emerging Markets Equity Portfolio
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Change in Net Assets
Operations
Net Investment Income (Loss)	$14,428	$12,855	$46,675	$43,290	$11,102	$11,808
Net Realized Gain (Loss) on Investments	14,900	41,127	4,035	328,388	(27,311)	89,271
Net Change in Unrealized Appreciation (Depreciation) of Investments	(197,850)	50,336	(174,257)	(282,534)	(242,918)	(145,185)

Net Increase (Decrease) in Net Assets Resulting from Operations	(168,522)	104,318	(123,547)	89,144	(259,127)	(44,106)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(54,639)	(24,775)	(88,599)	(43,243)	(78,273)	(5,199)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(54,639)	(24,775)	(88,599)	(43,243)	(78,273)	(5,199)

Capital Transactions:
Shares Sold	110,188	93,466	127,200	144,483	188,456	141,055
Reinvestment of Distributions Paid	54,639	24,775	88,599	43,243	78,273	5,199
Shares Redeemed	(160,696)	(125,682)	(142,665)	(148,238)	(68,584)	(127,554)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	4,131	(7,441)	73,134	39,488	198,145	18,700

Total Increase (Decrease) in Net Assets	(219,030)	72,102	(139,012)	85,389	(139,255)	(30,605)
Net Assets
Beginning of Period	963,103	891,001	1,865,208	1,779,819	993,493	1,024,098

End of Period	$744,073	$963,103	$1,726,196	$1,865,208	$854,238	$993,493

Portfolio Share Transactions:
Shares Sold	104,902	74,528	88,308	88,595	183,940	100,724
Reinvestment of Distributions Paid	58,940	18,927	67,325	26,050	88,544	3,633
Shares Redeemed	(154,216)	(100,841)	(96,849)	(90,302)	(68,782)	(88,474)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	9,626	(7,386)	58,784	24,343	203,702	15,883

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Government Money Market Portfolio		Short-Term Bond Portfolio		Select Bond Portfolio
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Change in Net Assets
Operations
Net Investment Income (Loss)	$7,236	$3	$7,535	$5,155	$69,568	$39,195
Net Realized Gain (Loss) on Investments	7	34	(6,684)	1,732	(279,626)	10,542
Net Change in Unrealized Appreciation (Depreciation) of Investments	—	—	(19,193)	(7,662)	(241,265)	(105,282)

Net Increase (Decrease) in Net Assets Resulting from Operations	7,243	37	(18,342)	(775)	(451,323)	(55,545)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(7,243)	(37)	(6,405)	(8,138)	(55,391)	(227,916)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(7,243)	(37)	(6,405)	(8,138)	(55,391)	(227,916)

Capital Transactions:
Shares Sold	341,118	349,697	50,070	74,950	167,116	375,420
Reinvestment of Distributions Paid	7,243	37	6,405	8,138	55,391	227,916
Shares Redeemed	(294,702)	(443,188)	(61,274)	(45,499)	(357,593)	(295,727)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	53,659	(93,454)	(4,799)	37,589	(135,086)	307,609

Total Increase (Decrease) in Net Assets	53,659	(93,454)	(29,546)	28,676	(641,800)	24,148
Net Assets
Beginning of Period	488,858	582,312	412,284	383,608	3,428,416	3,404,268

End of Period	$542,517	$488,858	$382,738	$412,284	$2,786,616	$3,428,416

Portfolio Share Transactions:
Shares Sold	341,119	349,697	49,323	69,725	146,687	284,777
Reinvestment of Distributions Paid	7,243	37	6,418	7,678	50,817	179,886
Shares Redeemed	(294,703)	(443,188)	(60,598)	(42,495)	(318,256)	(225,698)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	53,659	(93,454)	(4,857)	34,908	(120,752)	238,965

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Long-Term U.S. Government Bond Portfolio		Inflation Protection Portfolio		High Yield Bond Portfolio
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,816	$2,460	$20,661	$14,878	$40,826	$40,904
Net Realized Gain (Loss) on Investments	(2,039)	101	(11,350)	10,325	(3,804)	3,902
Net Change in Unrealized Appreciation (Depreciation) of Investments	(41,935)	(10,623)	(74,754)	5,465	(129,365)	(1,638)

Net Increase (Decrease) in Net Assets Resulting from Operations	(41,158)	(8,062)	(65,443)	30,668	(92,343)	43,168

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(1,876)	(26,311)	(25,627)	(5,725)	(40,651)	(43,872)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(1,876)	(26,311)	(25,627)	(5,725)	(40,651)	(43,872)

Capital Transactions:
Shares Sold	18,929	21,188	41,715	104,626	44,090	70,556
Reinvestment of Distributions Paid	1,876	26,311	25,627	5,725	40,651	43,872
Shares Redeemed	(16,483)	(28,190)	(66,655)	(44,752)	(104,674)	(96,595)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	4,322	19,309	687	65,599	(19,933)	17,833

Total Increase (Decrease) in Net Assets	(38,712)	(15,064)	(90,383)	90,542	(152,927)	17,129
Net Assets
Beginning of Period	138,869	153,933	513,931	423,389	842,332	825,203

End of Period	$100,157	$138,869	$423,548	$513,931	$689,405	$842,332

Portfolio Share Transactions:
Shares Sold	25,388	19,506	35,489	84,711	65,171	92,955
Reinvestment of Distributions Paid	2,679	27,931	23,383	4,555	64,731	58,809
Shares Redeemed	(21,977)	(26,405)	(57,454)	(36,047)	(154,215)	(127,142)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	6,090	21,032	1,418	53,219	(24,313)	24,622

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Multi-Sector Bond Portfolio		Balanced Portfolio		Asset Allocation Portfolio
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Change in Net Assets
Operations
Net Investment Income (Loss)	$40,263	$36,510	$31,413	$36,067	$4,021	$4,358
Net Realized Gain (Loss) on Investments	(58,886)	32,861	75,927	169,860	16,723	22,817
Net Change in Unrealized Appreciation (Depreciation) of Investments	(185,968)	(68,874)	(438,806)	(33,360)	(67,978)	4,301

Net Increase (Decrease) in Net Assets Resulting from Operations	(204,591)	497	(331,466)	172,567	(47,234)	31,476

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(47,671)	(39,035)	(204,366)	(168,562)	(27,192)	(22,798)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(47,671)	(39,035)	(204,366)	(168,562)	(27,192)	(22,798)

Capital Transactions:
Shares Sold	98,697	266,137	64,833	105,540	13,330	20,000
Reinvestment of Distributions Paid	47,671	39,035	204,366	168,562	27,192	22,798
Shares Redeemed	(98,178)	(98,494)	(231,813)	(263,921)	(29,134)	(37,431)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	48,190	206,678	37,386	10,181	11,388	5,367

Total Increase (Decrease) in Net Assets	(204,072)	168,140	(498,446)	14,186	(63,038)	14,045
Net Assets
Beginning of Period	1,316,651	1,148,511	2,381,573	2,367,387	320,737	306,692

End of Period	$1,112,579	$1,316,651	$1,883,127	$2,381,573	$257,699	$320,737

Portfolio Share Transactions:
Shares Sold	100,385	232,274	47,449	65,875	11,640	14,856
Reinvestment of Distributions Paid	52,850	34,092	169,037	107,570	26,949	17,297
Shares Redeemed	(101,784)	(86,001)	(171,879)	(164,644)	(25,974)	(27,887)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	51,451	180,365	44,607	8,801	12,615	4,266

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Cash Flows

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2022 (in thousands)

Long-Term U.S. Government Bond Portfolio
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$(41,158)
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash from Operating Activities
Purchase of Investment Securities	(158,125)
Proceeds from Disposition of Investment Securities	92,832
Proceeds from Disposition (Purchase) of Short-Term Investments, net	1,521
Proceeds from (Payments for) Closed Futures Contracts and Cleared Swaps	2,871
Proceeds from Securities Sold Short	59,843
Premiums Received for Options Written	41
Amortization (Accretion) of Premium/Discount, net	(1,051)
(Increase) Decrease in:
Receivable for Investment Securities Sold	(3,624)
Prepaid Expenses and Other Assets	(1)
Dividends and Interest Receivable	(59)
Increase (Decrease) in:
Investment Advisory Fees Payable	(24)
Compliance Fees Payable	1
Directors Fees Payable	3
Accrued Expenses	(3)
Change in Net Unrealized (Appreciation) Depreciation of:
Investment Securities	41,860
Futures Contracts	(136)
Options Written	6
Short Sales	(37)
Swap Contracts	242
Net Realized (Gain) Loss from:
Investment Securities	5,948
Futures Contracts	(2,018)
Paydowns	(5)
Short Sales	(900)
Swap Contracts	(991)

Total Adjustments	38,194

Net Cash (Used in) Provided by Operating Activities	(2,964)

Cash Flows from Financing Activities
Cash Received from Financing Transactions	1,608,280
Cash (Used for) Financing Transactions	(1,606,269)
Proceeds from Portfolio Shares Sold	18,907
Payment on Portfolio Shares Redeemed	(16,493)

Net Cash (Used in) Provided by Financing Activities	4,425

Net Increase (Decrease) in Cash and Cash Equivalents	1,461
Cash and Restricted Cash, Beginning of Period	423

Cash and Restricted Cash, End of Period	$1,884

Cash and Restricted Cash is the sum of Cash and Collateral with Counterparty from the Statement of Assets and Liabilities. Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $1,876.

Interest paid was $403 for the period ended December 31, 2022.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets†	Ratio of Net Expenses to Average Net Assets†	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Growth Stock Portfolio
2022	$4.04	$0.00	‡	$(1.50)	$(1.50)	$—	$(0.50)	$(0.50)	$2.04	(38.70)%	$750,703	0.43%	0.43%	0.04%	14%
2021	3.60	0.00	‡	0.61	0.61	(0.00)‡	(0.17)	(0.17)	4.04	16.67	1,389,899	0.42	0.42	(0.10)	36
2020	3.18	0.00	‡	1.04	1.04	(0.02)	(0.60)	(0.62)	3.60	34.97	1,286,403	0.43	0.42	0.00	24
2019	2.75	0.02		0.77	0.79	(0.02)	(0.34)	(0.36)	3.18	29.68	1,083,324	0.43	0.42	0.71	116
2018	3.03	0.02		0.08	0.10	(0.02)	(0.36)	(0.38)	2.75	1.26	898,626	0.43	0.42	0.68	48
Focused Appreciation Portfolio
2022	$4.32	$0.00	‡	$(1.19)	$(1.19)	$(0.00)‡	$(0.41)	$(0.41)	$2.72	(27.83)%	$963,929	0.74%	0.62%	(0.03)%	18%
2021	4.02	0.00	‡	0.76	0.76	(0.01)	(0.45)	(0.46)	4.32	18.90	1,327,361	0.74	0.62	(0.01)	11
2020	3.17	0.01		1.02	1.03	(0.02)	(0.16)	(0.18)	4.02	32.55	1,186,696	0.75	0.62	0.19	21
2019	2.57	0.02		0.78	0.80	(0.02)	(0.18)	(0.20)	3.17	31.97	1,012,624	0.75	0.63	0.58	7
2018	2.71	0.02		(0.07)	(0.05)	(0.01)	(0.08)	(0.09)	2.57	(2.34)	849,169	0.75	0.63	0.65	7
Large Cap Core Stock Portfolio
2022	$2.21	$0.02		$(0.43)	$(0.41)	$(0.02)	$(0.34)	$(0.36)	$1.44	(18.88)%	$566,195	0.44%	0.44%	0.94%	55%
2021	1.91	0.01		0.47	0.48	(0.02)	(0.16)	(0.18)	2.21	25.10	842,806	0.44	0.43	0.70	56
2020	1.62	0.02		0.34	0.36	(0.02)	(0.05)	(0.07)	1.91	22.74	719,977	0.45	0.44	0.98	72
2019	1.31	0.02		0.39	0.41	(0.02)	(0.08)	(0.10)	1.62	31.19	633,208	0.45	0.44	1.19	54
2018	1.96	0.02		(0.05)	(0.03)	(0.03)	(0.59)	(0.62)	1.31	(6.04)	518,971	0.45	0.44	1.23	65
Large Cap Blend Portfolio
2022	$1.39	$0.01		$(0.21)	$(0.20)	$(0.01)	$(0.10)	$(0.11)	$1.08	(13.78)%	$195,927	0.81%	0.76%	0.78%	38%
2021	1.25	0.01		0.22	0.23	(0.01)	(0.08)	(0.09)	1.39	18.46	203,126	0.81	0.78	0.68	19
2020	1.22	0.01		0.10	0.11	(0.06)	(0.02)	(0.08)	1.25	10.05	180,564	0.83	0.80	0.77	28
2019	1.09	0.06		0.20	0.26	(0.01)	(0.12)	(0.13)	1.22	23.97	174,953	0.82	0.82	4.92	24
2018	1.21	0.01		(0.06)	(0.05)	(0.01)	(0.06)	(0.07)	1.09	(4.00)	154,435	0.82	0.82	1.20	25

*	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
†

Expense ratios are based upon the direct and allocated expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

‡	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets†	Ratio of Net Expenses to Average Net Assets†	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Index 500 Stock Portfolio
2022	$8.18	$0.10	$(1.59)	$(1.49)	$(0.09)	$(0.22)	$(0.31)	$6.38	(18.28)%	$4,465,914	0.21%	0.20%	1.41%	2%
2021	6.60	0.09	1.77	1.86	(0.09)	(0.19)	(0.28)	8.18	28.45	5,504,970	0.21	0.19	1.19	3
2020	5.79	0.09	0.94	1.03	(0.10)	(0.12)	(0.22)	6.60	18.18	4,419,729	0.21	0.20	1.63	5
2019	4.59	0.10	1.32	1.42	(0.09)	(0.13)	(0.22)	5.79	31.18	3,867,280	0.21	0.20	1.81	4
2018	4.93	0.09	(0.30)	(0.21)	(0.08)	(0.05)	(0.13)	4.59	(4.58)	3,009,141	0.21	0.20	1.74	4
Large Company Value Portfolio
2022	$1.19	$0.02	$(0.03)	$(0.01)	$(0.04)	$(0.22)	$(0.26)	$0.92	(0.34)%	$152,414	0.78%	0.74%	1.87%	37%
2021	1.00	0.02	0.19	0.21	(0.01)	(0.01)	(0.02)	1.19	21.92	227,560	0.76	0.74	1.63	40
2020	1.03	0.02	0.00 ‡	0.02	(0.02)	(0.03)	(0.05)	1.00	2.64	211,998	0.78	0.76	2.02	84
2019	0.89	0.02	0.21	0.23	(0.02)	(0.07)	(0.09)	1.03	27.66	205,550	0.77	0.75	1.86	62
2018	1.06	0.02	(0.09)	(0.07)	(0.02)	(0.08)	(0.10)	0.89	(7.92)	173,350	0.76	0.74	1.89	61
Domestic Equity Portfolio
2022	$1.93	$0.03	$(0.10)	$(0.07)	$(0.03)	$(0.20)	$(0.23)	$1.63	(2.99)%	$1,060,119	0.53%	0.50%	1.84%	12%
2021	1.64	0.03	0.33	0.36	(0.03)	(0.04)	(0.07)	1.93	22.71	1,096,677	0.53	0.50	1.77	29
2020	1.75	0.03	(0.04)	(0.01)	(0.03)	(0.07)	(0.10)	1.64	0.73	946,072	0.55	0.53	2.25	33
2019	1.55	0.03	0.28	0.31	(0.03)	(0.08)	(0.11)	1.75	20.77	920,776	0.54	0.53	2.08	12
2018	1.68	0.03	(0.07)	(0.04)	(0.03)	(0.06)	(0.09)	1.55	(2.81)	772,465	0.54	0.53	1.92	14
Equity Income Portfolio
2022	$2.01	$0.04	$(0.10)	$(0.06)	$(0.04)	$(0.22)	$(0.26)	$1.69	(3.22)%	$702,376	0.65%	0.57%	2.17%	15%
2021	1.63	0.03	0.39	0.42	(0.04)	–	(0.04)	2.01	25.70	867,936	0.65	0.57	1.74	18
2020	1.78	0.04	(0.05)	(0.01)	(0.07)	(0.07)	(0.14)	1.63	1.20	787,521	0.66	0.59	2.48	30
2019	1.53	0.07	0.33	0.40	(0.04)	(0.11)	(0.15)	1.78	26.61	814,252	0.65	0.61	4.21	18
2018	1.86	0.04	(0.19)	(0.15)	(0.04)	(0.14)	(0.18)	1.53	(9.35)	704,674	0.65	0.61	2.25	17

*	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
†

Expense ratios are based upon the direct and allocated expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

‡	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets†	Ratio of Net Expenses to Average Net Assets†	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Stock Portfolio
2022	$3.94	$0.01		$(0.95)	$(0.94)	$(0.00)‡	$(0.29)	$(0.29)	$2.71	(23.77)%	$1,008,774	0.53%	0.53%	0.23%	46%
2021	4.09	0.01		0.41	0.42	(0.01)	(0.56)	(0.57)	3.94	10.18	1,375,568	0.53	0.52	0.13	30
2020	3.42	0.01		0.82	0.83	(0.01)	(0.15)	(0.16)	4.09	25.41	1,344,564	0.54	0.54	0.18	47
2019	2.69	0.01		0.87	0.88	(0.01)	(0.14)	(0.15)	3.42	33.01	1,153,757	0.54	0.54	0.28	30
2018	3.46	0.01		(0.17)	(0.16)	(0.00)‡	(0.61)	(0.61)	2.69	(7.38)	943,370	0.54	0.54	0.19	33
Index 400 Stock Portfolio
2022	$2.57	$0.03		$(0.38)	$(0.35)	$(0.02)	$(0.23)	$(0.25)	$1.97	(13.26)%	$1,137,710	0.28%	0.25%	1.34%	14%
2021	2.15	0.03		0.49	0.52	(0.02)	(0.08)	(0.10)	2.57	24.46	1,335,937	0.27	0.24	1.03	20
2020	2.02	0.02		0.23	0.25	(0.03)	(0.09)	(0.12)	2.15	13.37	1,115,469	0.28	0.26	1.31	18
2019	1.74	0.03		0.40	0.43	(0.02)	(0.13)	(0.15)	2.02	25.88	993,290	0.28	0.26	1.38	16
2018	2.11	0.03		(0.24)	(0.21)	(0.02)	(0.14)	(0.16)	1.74	(11.33)	792,780	0.28	0.26	1.29	18
Mid Cap Value Portfolio
2022	$2.00	$0.04		$(0.08)	$(0.04)	$(0.04)	$(0.28)	$(0.32)	$1.64	(1.15)%	$650,964	0.88%	0.72%	2.10%	74%
2021	1.65	0.03		0.35	0.38	(0.02)	(0.01)	(0.03)	2.00	23.27	704,855	0.88	0.72	1.54	54
2020	1.65	0.03		–	0.03	(0.03)	–	(0.03)	1.65	1.67	600,403	0.89	0.75	1.79	76
2019	1.43	0.03		0.37	0.40	(0.03)	(0.15)	(0.18)	1.65	29.21	591,514	0.89	0.75	1.74	44
2018	1.83	0.03		(0.23)	(0.20)	(0.03)	(0.17)	(0.20)	1.43	(12.85)	471,943	0.89	0.76	1.50	62
Small Cap Growth Stock Portfolio
2022	$3.22	$0.00	‡	$(0.90)	$(0.90)	$–	$(0.43)	$(0.43)	$1.89	(28.49)%	$594,877	0.56%	0.56%	0.05%	52%
2021	3.42	0.00	‡	0.15	0.15	(0.00)‡	(0.35)	(0.35)	3.22	4.11	830,014	0.54	0.54	(0.06)	43
2020	2.72	0.00	‡	0.86	0.86	(0.00)‡	(0.16)	(0.16)	3.42	33.47	840,446	0.56	0.56	0.10	60
2019	2.35	0.00	‡	0.79	0.79	(0.00)‡	(0.42)	(0.42)	2.72	35.69	671,870	0.56	0.56	0.13	42
2018	2.88	0.00	‡	(0.28)	(0.28)	–	(0.25)	(0.25)	2.35	(11.71)	520,622	0.56	0.56	0.10	52

*	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
†

Expense ratios are based upon the direct and allocated expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

‡	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets†	Ratio of Net Expenses to Average Net Assets†	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Index 600 Stock Portfolio
2022	$1.85	$0.02	$(0.32)	$(0.30)	$(0.02)	$(0.14)	$(0.16)	$1.39	(16.37)%	$371,552	0.28%	0.28%	1.12%	16%
2021	1.50	0.02	0.37	0.39	(0.01)	(0.03)	(0.04)	1.85	26.22	434,426	0.27	0.27	1.28	22
2020	1.43	0.01	0.13	0.14	(0.02)	(0.05)	(0.07)	1.50	10.93	344,102	0.31	0.31	1.10	28
2019	1.26	0.02	0.25	0.27	(0.00)‡	(0.10)	(0.10)	1.43	22.44	290,111	0.31	0.31	1.25	33
2018	1.45	0.02	(0.13)	(0.11)	(0.02)	(0.06)	(0.08)	1.26	(8.78)	221,803	0.31	0.31	1.06	38
Small Cap Value Portfolio
2022	$2.58	$0.01	$(0.48)	$(0.47)	$(0.01)	$(0.29)	$(0.30)	$1.81	(18.53)%	$535,618	0.88%	0.87%	0.50%	27%
2021	2.20	0.01	0.49	0.50	(0.01)	(0.11)	(0.12)	2.58	23.00	685,304	0.87	0.86	0.27	22
2020	2.17	0.01	0.15	0.16	(0.01)	(0.12)	(0.13)	2.20	9.29	615,079	0.88	0.88	0.50	28
2019	2.04	0.01	0.50	0.51	(0.01)	(0.37)	(0.38)	2.17	25.89	605,534	0.88	0.87	0.48	25
2018	2.54	0.01	(0.31)	(0.30)	(0.01)	(0.19)	(0.20)	2.04	(12.73)	530,072	0.88	0.87	0.43	22
International Growth Portfolio
2022	$2.40	$0.02	$(0.58)	$(0.56)	$(0.01)	$(0.20)	$(0.21)	$1.63	(23.13)%	$893,048	0.62%	0.62%	0.84%	15%
2021	2.14	0.01	0.33	0.34	(0.01)	(0.07)	(0.08)	2.40	15.92	1,068,232	0.62	0.61	0.51	25
2020	1.85	0.01	0.32	0.33	(0.03)	(0.01)	(0.04)	2.14	17.91	924,242	0.63	0.63	0.64	21
2019	1.39	0.03	0.46	0.49	(0.02)	(0.01)	(0.03)	1.85	34.80	816,113	0.64	0.64	1.79	21
2018	1.59	0.02	(0.20)	(0.18)	(0.02)	–	(0.02)	1.39	(11.28)	626,082	0.65	0.65	1.28	33
Research International Core Portfolio
2022	$1.29	$0.02	$(0.25)	$(0.23)	$(0.02)	$(0.06)	$(0.08)	$0.98	(17.16)%	$744,073	0.80%	0.75%	1.83%	25%
2021	1.18	0.02	0.12	0.14	(0.01)	(0.02)	(0.03)	1.29	12.07	963,103	0.78	0.73	1.37	18
2020	1.08	0.01	0.13	0.14	(0.02)	(0.02)	(0.04)	1.18	13.46	891,001	0.81	0.76	1.36	25
2019	0.88	0.02	0.23	0.25	(0.02)	(0.03)	(0.05)	1.08	28.25	784,885	0.82	0.77	2.32	18
2018	1.04	0.02	(0.16)	(0.14)	(0.02)	–	(0.02)	0.88	(13.66)	595,585	0.82	0.77	1.88	24

*	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
†

Expense ratios are based upon the direct and allocated expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

‡	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments		Total Distributions	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets†	Ratio of Net Expenses to Average Net Assets†		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Portfolio
2022	$1.59	$0.04		$(0.15)	$(0.11)	$(0.04)	$(0.04)		$(0.08)	$1.40	(6.83)%	$1,726,196	0.69%	0.63%		2.69%	13%
2021	1.55	0.04		0.04	0.08	(0.04)	—		(0.04)	1.59	5.00	1,865,208	0.68	0.51		2.30	118
2020	1.65	0.04		(0.09)	(0.05)	(0.05)	—		(0.05)	1.55	(2.71)	1,779,819	0.68	0.54		2.59	65
2019	1.58	0.05		0.14	0.19	(0.04)	(0.08)		(0.12)	1.65	12.60	1,793,034	0.68	0.54		3.33	43
2018	1.91	0.04		(0.32)	(0.28)	(0.05)	—		(0.05)	1.58	(15.41)	1,604,068	0.68	0.54		2.36	31
Emerging Markets Equity Portfolio
2022	$1.32	$0.01		$(0.35)	$(0.34)	$(0.01)	$(0.08)		$(0.09)	$0.89	(25.28)%	$854,238	1.09%	0.91%		1.29%	33%
2021	1.39	0.02		(0.08)	(0.06)	(0.01)	—		(0.01)	1.32	(4.55)	993,493	1.06	0.91		1.14	33
2020	1.12	0.01		0.28	0.29	(0.02)	—		(0.02)	1.39	26.86	1,024,098	1.10	0.95		0.67	31
2019	0.94	0.02		0.17	0.19	(0.01)	—		(0.01)	1.12	20.60	834,010	1.11	0.99		2.40	22
2018	1.10	0.01		(0.16)	(0.15)	(0.01)	—		(0.01)	0.94	(13.75)	675,350	1.11	1.00		1.27	17
Government Money Market Portfolio
2022	$1.00	$0.01		$—	$0.01	$(0.01)	$(0.00	)‡	$(0.01)	$1.00	1.36%	$542,517	0.33%	0.28	%**	1.40%	–%
2021	1.00	0.00	‡	—	0.00 ‡	(0.00)‡	(0.00	)‡	(0.00)‡	1.00	—	488,858	0.33	0.08	**	0.00	—
2020	1.00	0.00	‡	—	0.00 ‡	(0.00)‡	(0.00	)‡	(0.00)‡	1.00	0.31	582,312	0.33	0.25	**	0.26	—
2019	1.00	0.02		—	0.02	(0.02)	(0.00	)‡	(0.02)	1.00	1.94	446,517	0.33	0.33		1.91	—
2018	1.00	0.02		—	0.02	(0.02)	(0.00	)‡	(0.02)	1.00	1.54	443,474	0.34	0.34		1.53	—
Short-Term Bond Portfolio
2022	$1.05	$0.02		$(0.07)	$(0.05)	$(0.01)	$(0.00	)‡	$(0.01)	$0.99	(4.52)%	$382,738	0.38%	0.38%		1.90%	54	%§
2021	1.08	0.01		(0.02)	(0.01)	(0.02)	(0.00	)‡	(0.02)	1.05	(0.10)	412,284	0.38	0.38		1.27	46	§
2020	1.06	0.02		0.02	0.04	(0.02)	—		(0.02)	1.08	4.29	383,608	0.39	0.39		1.96	49	§
2019	1.03	0.03		0.02	0.05	(0.02)	—		(0.02)	1.06	4.38	334,574	0.39	0.39		2.47	56	§
2018	1.03	0.02		—	0.02	(0.02)	—		(0.02)	1.03	1.36	306,541	0.39	0.39		2.14	41	§

*	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
†

Expense ratios are based upon the direct and allocated expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

‡	Amount is less than $0.005.
**

During the years ended December 31, 2022, 2021 and 2020, MSA voluntarily agreed to waive a portion of its advisory fee to maintain a positive yield in the Government Money Market Portfolio. The Government Money Market Portfolio’s net expense ratio would increase by an amount of 0.04%, 0.25% and 0.08%, respectively, if such voluntary waiver were excluded for the years ended December 31, 2022, 2021 and 2020. See Note 7 - Investment Advisory, Sub-Advisory and Compliance Fees for more information.

§	Portfolio Turnover Rate excludes the impact of TBA transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets†		Ratio of Net Expenses to Average Net Assets†		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Select Bond Portfolio
2022	$1.26	$0.03	$(0.20)	$(0.17)	$(0.02)	$(0.00)‡	$(0.02)	$1.07	(13.33)%	$2,786,616	0.31%		0.31%		2.30%	275	%§
2021	1.37	0.02	(0.04)	(0.02)	(0.03)	(0.06)	(0.09)	1.26	(1.59)	3,428,416	0.31		0.30		1.15	272	§
2020	1.30	0.02	0.10	0.12	(0.04)	(0.01)	(0.05)	1.37	8.98	3,404,268	0.31		0.30		1.75	340	§
2019	1.23	0.04	0.07	0.11	(0.04)	—	(0.04)	1.30	8.65	3,192,050	0.31		0.30		2.76	403	§
2018	1.26	0.03	(0.03)	0.00 ‡	(0.03)	—	(0.03)	1.23	(0.21)	2,967,993	0.31		0.31		2.74	294	§
Long-Term U.S. Government Bond Portfolio**
2022	$0.94	$0.02	$(0.30)	$(0.28)	$(0.01)	$—	$(0.01)	$0.65	(29.53)%	$100,157	1.02	%**	0.98	%**	2.49%	27	%§
2021	1.21	0.02	(0.08)	(0.06)	(0.01)	(0.20)	(0.21)	0.94	(5.37)	138,869	0.67	**	0.67	**	1.73	28	§
2020	1.12	0.02	0.17	0.19	(0.02)	(0.08)	(0.10)	1.21	17.37	153,933	0.94	**	0.94	**	1.61	157	§
2019	1.01	0.02	0.11	0.13	(0.02)	—	(0.02)	1.12	13.17	122,854	1.25	**	1.23	**	2.06	5	§
2018	1.08	0.03	(0.06)	(0.03)	(0.02)	(0.02)	(0.04)	1.01	(2.04)	111,468	0.90	**	0.89	**	2.48	43	§
Inflation Protection Portfolio
2022	$1.28	$0.05	$(0.21)	$(0.16)	$(0.04)	$(0.03)	$(0.07)	$1.05	(12.96)%	$423,548	0.57%		0.54%		4.44%	51%
2021	1.21	0.04	0.04	0.08	(0.01)	(0.00)‡	(0.01)	1.28	6.61	513,931	0.56		0.53		3.17	78
2020	1.13	0.02	0.08	0.10	(0.02)	—	(0.02)	1.21	9.57	423,389	0.58		0.55		1.34	56
2019	1.06	0.02	0.08	0.10	(0.03)	—	(0.03)	1.13	9.02	381,132	0.59		0.55		2.13	40
2018	1.11	0.03	(0.06)	(0.03)	(0.02)	—	(0.02)	1.06	(2.61)	349,571	0.59		0.55		2.55	23
High Yield Bond Portfolio
2022	$0.75	$0.04	$(0.12)	$(0.08)	$(0.04)	$—	$(0.04)	$0.63	(11.33)%	$689,405	0.45%		0.45%		5.54%	19%
2021	0.75	0.04	—	0.04	(0.04)	—	(0.04)	0.75	5.31	842,332	0.44		0.44		4.87	35
2020	0.75	0.04	—	0.04	(0.04)	—	(0.04)	0.75	6.64	825,203	0.45		0.45		5.36	42
2019	0.69	0.04	0.06	0.10	(0.04)	—	(0.04)	0.75	14.97	846,127	0.45		0.45		5.73	33
2018	0.75	0.04	(0.06)	(0.02)	(0.04)	—	(0.04)	0.69	(2.71)	763,366	0.45		0.45		5.65	23

*	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
†

Expense ratios are based upon the direct and allocated expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

‡	Amount is less than $0.005.
§	Portfolio Turnover Rate excludes the impact of TBA transactions.
**

The ratios of gross expenses to average net assets and net expenses to average net assets include interest expense. Excluding interest expense, the ratios would be 0.68% and 0.65% respectively for the period ended December 31, 2022, 0.65% and 0.65% respectively in 2021, 0.64% and 0.64% respectively in 2020, 0.67% and 0.65% respectively in 2019, 0.67% and 0.65% respectively in 2018.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets†		Ratio of Net Expenses to Average Net Assets†		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Multi-Sector Bond Portfolio
2022	$1.13	$0.03	$(0.21)	$(0.18)	$(0.04)	$(0.00)‡	$(0.04)	$0.91	(15.39)%	$1,112,579	0.81	%**	0.72	%**	3.48%	18%
2021	1.16	0.03	(0.03)	0.00 ‡	(0.02)	(0.01)	(0.03)	1.13	(0.08)	1,316,651	0.81	**	0.71	**	2.90	21
2020	1.14	0.04	0.03	0.07	(0.05)	(0.00)‡	(0.05)	1.16	6.13	1,148,511	0.82	**	0.73	**	3.23	30	§
2019	1.05	0.04	0.10	0.14	(0.05)	—	(0.05)	1.14	14.04	1,021,824	0.83	**	0.74	**	3.53	30	§
2018	1.09	0.04	(0.05)	(0.01)	(0.03)	—	(0.03)	1.05	(1.30)	874,943	0.82	**	0.75	**	3.67	37	§
Balanced Portfolio
2022	$1.57	$0.02	$(0.24)	$(0.22)	$(0.05)	$(0.09)	$(0.14)	$1.21	(14.14)%	$1,883,127	0.31%		0.06%		1.54%	30%
2021	1.57	0.02	0.10	0.12	(0.04)	(0.08)	(0.12)	1.57	7.56	2,381,573	0.31		0.06		1.51	20
2020	1.49	0.04	0.13	0.17	(0.04)	(0.05)	(0.09)	1.57	12.49	2,367,387	0.31		0.06		2.40	28
2019	1.36	0.03	0.21	0.24	(0.04)	(0.08)	(0.11)	1.49	17.92	2,254,235	0.31		0.06		2.14	17
2018	1.47	0.03	(0.07)	(0.04)	(0.04)	(0.03)	(0.07)	1.36	(3.45)	2,065,353	0.31		0.06		2.25	27
Asset Allocation Portfolio
2022	$1.33	$0.02	$(0.23)	$(0.21)	$(0.03)	$(0.08)	$(0.11)	$1.01	(14.83)%	$257,699	0.57%		0.09%		1.46%	35%
2021	1.29	0.02	0.12	0.14	(0.03)	(0.07)	(0.10)	1.33	10.45	320,737	0.55		0.09		1.37	18
2020	1.22	0.03	0.12	0.15	(0.03)	(0.05)	(0.08)	1.29	13.43	306,692	0.57		0.09		2.32	29
2019	1.10	0.02	0.20	0.22	(0.03)	(0.08)	(0.10)	1.22	21.08	287,738	0.57		0.09		1.96	15
2018	1.21	0.03	(0.09)	(0.06)	(0.02)	(0.03)	(0.05)	1.10	(4.88)	249,511	0.57		0.09		2.24	32

*	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
†

Expense ratios are based upon the direct and allocated expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

‡	Amount is less than $0.005.
**

The ratios of gross expenses to average net assets and net expenses to average net assets include interest expense. Excluding interest expense, the ratios would be 0.81% and 0.71% for the period ended December 31, 2022, 0.80% and 0.71% respectively in 2021, 0.81% and 0.72% respectively in 2020, 0.82% and 0.73% respectively in 2019, 0.81% and 0.74% respectively in 2018.

§	Portfolio Turnover Rate excludes the impact of TBA transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Notes to Financial Statements

NOTE 1. ORGANIZATION

Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is also considered an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Series Fund consists of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (each, a “Portfolio” or collectively, the “Portfolios”). All of the outstanding shares of each Portfolio are held by an affiliate, The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), for its segregated asset accounts (either directly or indirectly through one or more underlying Portfolios operating as affiliated fund of funds). The Government Money Market Portfolio is a government money market fund under Rule 2a-7 of the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in the preparation of its financial statements.

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Foreign Income and Capital Gains Taxes — The Portfolios may be subject to income taxes imposed by certain countries in which they invest. Foreign withholding taxes on dividends and interest are netted against income and separately disclosed in the Statements of Operations.

Some of the Portfolios may be subject to capital gains taxes imposed by certain countries in which they invest. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

C. Federal Income Taxes — The Portfolios’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their respective shareholders. The Portfolios also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax, as applicable, on distributable income and gains.

In accordance with the authoritative guidance for uncertainty in income taxes, management of the Series Fund has reviewed all open tax years (2019 to 2022) for major jurisdictions and concluded there was no material impact to the Portfolios’ net assets or results of operations. There is no material tax liability relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

D. Distributions — Dividends from net investment income and net realized capital gains are declared and paid each business day for the Government Money Market Portfolio and at least annually for the remaining Portfolios, when applicable.

E. Other — The Portfolios record security transactions on trade date. The basis for determining cost on sale of securities is identified cost. Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from issuers is available. Where applicable, dividends are recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Expenses directly attributable to a Portfolio are incurred by the respective Portfolio. Expenses that are not directly attributable to one

Notes to Financial Statements

or more Portfolios are allocated among applicable Portfolios on an equitable and consistent basis considering such things as the nature and type of expenses and the relative net assets of the Portfolios. The Portfolios consider highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in the short-term investments on the Schedule of Investments as well as in investments on the Statements of Assets and Liabilities. Temporary cash overdrafts are reported as a payable to custodian.

F. New Accounting Pronouncements — In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” In January 2021 and December 2022, the FASB issued ASU 2021-01 and ASU 2022-06, respectively. ASU 2021-01 and 2022-06 provide further amendments to Topic 848. Collectively, these ASUs provide optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASUs are effective immediately upon release of the update on March 12, 2020 through December 31, 2024. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is evaluating implications of this guidance on the financial statements in light of the status of the reference rate transitioning described therein.

In June 2022, the FASB issued ASU 2022-03, “Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Management is evaluating the implications of this guidance to future financial statements.

NOTE 3. SECURITY VALUATION

For purposes of calculating a net asset value, Portfolio securities and other assets are valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day during which the Exchange is open for trading.

The Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Codification defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of asset and liability, which segregates fair value measurements into levels. A summary of the fair value hierarchy is described below:

•	Level 1 — fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives

•

Level 2 — fair value is determined by other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and other data used in fair valuation)

•	Level 3 — fair value is determined by significant unobservable inputs (including the Portfolios’ own assumptions in determining fair value)

The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Portfolios’ perceived risk of that instrument.

The following is a description of the valuation techniques and significant inputs used in determining the value of the Portfolios’ investments classified as Level 1 and Level 2 in the fair value hierarchy:

•

Equity securities (common and preferred stock) and exchange traded funds (“ETFs”) for which market quotations are readily available are valued at the last sale or, when available, official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are generally valued at the last quoted bid price. Equity securities traded only in the over-the-counter market and not on a securities exchange are valued at the last sale price or closing bid price, if no sales have occurred. To the extent these securities are actively traded and valuation

Notes to Financial Statements

adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Additionally, for foreign securities, fair value procedures are used if a significant event occurs between the close of the foreign market and the U.S. market close. The fair value price is reflected as Level 2 in the fair value hierarchy when such fair value procedures are applied.

•

Fixed income securities, including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, and non-U.S. bonds are generally valued on the basis of service provider prices that use broker dealer quotations or valuation estimates from internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, call features, maturities, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•	Fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 in the fair value hierarchy.

•

Mortgage related and asset backed securities are generally issued as separate tranches, or classes, of securities within each deal. These securities are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage related and asset backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•

Investments in open-end mutual funds (including other Portfolios and excluding ETFs) are valued at the mutual fund’s closing net asset value per share and are categorized as Level 1 in the fair value hierarchy.

•

Short-term investments, other than in the Government Money Market Portfolio, are generally valued by a pricing service. All securities in the Government Money Market Portfolio are valued using amortized cost, unless the current market value differs substantially from the amortized cost, at which time the securities are marked to market. Because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

•

Listed derivatives, such as futures or option contracts, which are actively traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation and are categorized as Level 1 in the fair value hierarchy.

•

Centrally-cleared swaps and over-the-counter financial derivatives, such as foreign currency contracts, options contracts, or swap agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Depending on the product and the terms of the transaction, the value of the derivatives can be estimated using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

The following is a description of the valuation techniques and significant inputs used in determining the value the Portfolios’ investments classified as Level 3 in the fair value hierarchy:

•

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith in accordance with procedures adopted by the Series Fund’s Board of Directors (“Board”). Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g. trade information or broker quotes). The factors considered in reaching these values at December 31, 2022 included, but were not limited to, broker quotes, liquidity, prepayment speed, duration, geopolitical events and recoverability.

Notes to Financial Statements

A table summarizing each Portfolio’s investments under this hierarchy is included following each Portfolio’s Schedule of Investments. Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in investments’ valuation changes. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. Additionally, U.S GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements, a Level 3 reconciliation and details of significant unobservable inputs have been included in the notes to the Schedule of Investments for Portfolios that have a material amount of Level 3 investments. As of December 31, 2022, there were no Portfolios that owned a material amount of Level 3 securities.

The Series Fund and Mason Street Advisors, LLC (“MSA”), the Portfolios’ investment adviser, have adopted joint policies and procedures (“Pricing Procedures”) which govern the pricing of Portfolio securities and other investments. The Board has approved the Pricing Procedures and designated MSA as the Board’s valuation designee under Rule 2a-5 of the 1940 Act to be responsible for the execution of the valuation process for the securities and other assets held by each Portfolio. The day-to-day responsibility for pricing Portfolio securities and other investments has been delegated to State Street Bank and Trust Company in its capacity as fund accountant, subject to the oversight of MSA. MSA has formed a cross-functional group comprised of representatives from Northwestern Mutual and Series Fund officers to assist it with its responsibilities as valuation designee. While the Board has designated MSA to perform these responsibilities, it oversees MSA in its role as valuation designee.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

A. Delayed Delivery Transactions and When-Issued Securities — Certain Portfolios may engage in securities transactions on a when-issued or delayed delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations, and the Portfolios post collateral to meet margin requirements. A Portfolio may dispose of or renegotiate a delayed delivery transaction, which may result in a capital gain or loss.

B. Repurchase Agreements — Certain Portfolios may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

C. Restricted Securities — Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from registration before being sold to the public. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

D. Foreign Currency Transactions — Certain Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize exchange rate risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios do not separately report the results of operations due to fluctuations in foreign exchange rates on investments from the changes arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Notes to Financial Statements

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of income and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid.

E. Mortgage Backed and Asset Backed Securities — Certain Portfolios may invest in mortgage backed securities, including collateralized mortgage obligations, and asset backed securities. Mortgage backed securities are interests in pools of residential or commercial mortgage loans and asset backed securities are interests in pools of other assets, including various types of loans and credit card receivables. These securities provide a monthly payment, consisting of both a principal and interest component. Interest payments may be based on either fixed rates or adjustable rates. Receipt of principal payment reduces the outstanding par amount of the security and may generate realized gains or losses. Yields on mortgage backed securities are affected by interest and prepayment rates, which, in turn, are influenced by a variety of economic, geographical, social and other factors. Maturities on mortgage backed securities represent stated maturity dates. Actual maturity dates may differ based on prepayment rates. Unlike mortgage backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage backed securities and asset backed securities issued by private issuers do not have a government or government sponsored entity guarantee. These issuers may provide credit enhancements through external entities such as financial institutions or through the structuring of the transaction itself. There is no guarantee that credit enhancements, if any, will be sufficient to prevent losses.

F. Inflation-Indexed Bonds — Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income in the applicable Portfolio’s Statements of Operations even though investors do not receive their principal until maturity.

G. Short Sales — Certain Portfolios may enter into short sale transactions. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested.

H. Financing Transactions — Certain Portfolios may enter into financing transactions. In a financing transaction, the Portfolio transfers a security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. For U.S. GAAP purposes, a financing transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, the Portfolio is entitled to the interest on the security. The difference between the sale price and repurchase price is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the financing transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Financing transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. For the year ended December 31, 2022, the Long-Term U.S. Government Bond Portfolio entered into financing transactions utilizing various U.S. Treasury bonds.

I. Loan Participation and Assignments — Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolios’ investments in a loan may be in the form of either actual participation in loans or assignments of all or part of the loans from third parties. A loan is often administered by a bank or other financial institution that acts as an agent for all holders. The agent administers the terms of the loan which are specified in the loan agreement. The Portfolios may invest in multiple series or tranches of a loan, each of which can have different terms and associated risks. The Portfolios generally do not have a right

Notes to Financial Statements

to enforce compliance with the terms of the loan agreement and as a result, the Portfolios may be subject to the credit risk of the borrower and lender that is selling the loan agreement. When the Portfolios purchase assignments from lenders they acquire direct rights against the borrower of the loan.

The Portfolios may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments can include lines of credit, which may require the Portfolios to grant additional cash to the borrower upon demand from the borrower. These unfunded loan commitments are in fact a future obligation in full, although a percentage of the loan amount may not be utilized by the borrower. When investing in a loan, the Portfolios have the right to receive principal, interest and any fees from the lender selling the loan agreement and only when the payments are received by the lender from the borrower. There may also be a commitment fee due to the Portfolios based on the unused portion of the line of credit of the floating rate loan. In certain cases, the Portfolios may be entitled to a penalty fee if there was a prepayment of a floating rate loan by the borrower. Fees that are earned or paid will be reflected as interest income or interest expense on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

J. Reverse Repurchase Agreements — Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. When effecting reverse repurchase transactions, the Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account.

NOTE 5. DERIVATIVE INSTRUMENTS

The Portfolios may use derivative instruments for various purposes, including as a cash management strategy, to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, to hedge exposure to a foreign currency, or as an alternative to direct investments. Because the Portfolios are required to account for derivative instruments at fair value and recognize changes in fair value through the Statements of Operations, the Portfolios’ derivatives do not qualify for hedge accounting treatment.

Certain Portfolios segregate cash to cover margin requirements for derivative positions. These amounts are denoted as “Cash Collateral for Derivative Positions” on the Statements of Assets and Liabilities.

A. Futures Contracts — Certain Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin,” are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

B. Forward Foreign Currency Contracts — The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies or as part of an investment strategy. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

Notes to Financial Statements

C. Options — Certain Portfolios may write call and put options on futures, swaps, securities or currencies they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio writes a put option, it is exposed to a decline in the price of the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is a risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase call and put options on futures, swaps, securities or currencies they own or in which they may invest. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium on the purchase of a put option but receives the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio purchases a call option, it is exposed to a decline in the price of the underlying security. Premiums paid are reflected in the Statements of Assets and Liabilities as an investment and are subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine realized gain or loss. The risk associated with a Portfolio purchasing call or put options is limited to the premium paid.

D. Swap Agreements — The Portfolios may enter into swap agreements on interest rate, total return and credit default to manage their exposure to interest rates, foreign currencies, investment style risk and credit risk or as an alternative to direct investing. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

Swaps are marked to market daily based upon quotations from market makers or values from third party vendors, which may include a registered commodities exchange, and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Daily changes in the valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period of the swap are reflected on the Statements of Assets and Liabilities. Upfront payments are amortized to realized gain or loss. Upon termination of the swap, unamortized upfront payments are recorded as realized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates.

Interest Rate Swaps — Interest rate swap agreements involve the exchange by a Portfolio with another party to pay or receive a set of cash flows, e.g., an exchange of floating rate payments for fixed rate payments based on a notional amount of principal.

Notes to Financial Statements

Total Return Swaps — Total return swap agreements involve commitments to pay or receive a financing rate in exchange for the total return of an underlying reference entity, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swaps — Credit default swap agreements involve one party making a series of payments to another party in exchange for the right to receive a cash payment equal to the notional value of the swap in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging market country. A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers where the Portfolio owns or has exposure to the corporate or sovereign issue or to take an active long or short position on the likelihood of a particular issuer’s default.

As a seller of protection, the Portfolio generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio adds leverage to its investments because the Portfolio has investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally makes an upfront payment or pays a fixed rate of interest throughout the term of the swap provided that there is no credit event. The Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country serve as an indicator of the current status of the payment/performance risk and represent the likelihood of a credit event occurring. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and indicate a greater likelihood a credit event could occur as defined under the terms of the agreement. Open credit default swaps on corporate or sovereign issues and credit indices are disclosed in the Schedules of Investments.

If the Portfolio is a seller of protection and a credit event occurs, the Portfolio will either pay to the buyer of the protection an amount equal to the notional value of the swap and may take delivery of the obligation or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the agreement. Notional amounts and fair market value of all credit default swap agreements outstanding for each Portfolio are disclosed in the Schedules of Investments. These maximum potential amounts would be partially offset by any recovery values of the referenced obligations, upfront payments received upon entering into the agreement, or net amounts received by the Portfolio from the settlement of credit default swap agreements purchasing protection for the same referenced obligation.

E. Derivative Disclosures — Derivative positions held by the Portfolios by contract type and primary risk exposure, including location on the Statement of Assets and Liabilities and value as of December 31, 2022, are (amounts in thousands):

Portfolio	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Index 500 Stock Portfolio
Equity contracts	Receivables – Variation Margin (Futures)	$—	Payables –Variation Margin (Futures)	$143
Large Company Value Portfolio
Forward foreign currency contracts	Receivables – Foreign Currency	16	Payables – Foreign Currency	66
Index 400 Stock Portfolio
Equity contracts	Receivables – Variation Margin (Futures)	—	Payables – Variation Margin (Futures)	63
Mid Cap Value Portfolio
Forward foreign currency contracts	Receivables – Foreign Currency	39	Payables – Foreign Currency	342

Notes to Financial Statements

Portfolio	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Index 600 Portfolio
Equity contracts	Receivables – Variation Margin (Futures)	$3	Payables – Variation Margin (Futures)	$-
International Equity Portfolio
Forward foreign currency contracts	Receivables – Foreign Currency	3,507	Payables – Foreign Currency	932
Short-Term Bond Portfolio
Interest rate contracts	Receivables – Variation Margin (Futures)	20	Payables – Variation Margin (Futures)	58
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	Receivables – Variation Margin (Futures)	36	Payables – Variation Margin (Futures)	15
Interest rate contracts	Receivables – Variation Margin (Cleared Swap)	22	Payables – Variation Margin (Cleared Swap)	24
Interest rate contracts	Receivables – Outstanding Options Written, at Value	-	Payables – Outstanding Options Written, at Value	47
Inflation Protection Portfolio
Forward foreign currency contracts	Receivables – Foreign Currency	-	Payables – Foreign Currency	6
Inflation contracts	Receivables –Variation Margin (Cleared Swap)	62	Payables – Variation Margin (Cleared Swap)	14
Inflation contracts	Receivables – Outstanding Swaps Contracts, at Value	6,108	Payables – Outstanding Swaps Contracts, at Value	343
Multi-Sector Bond Portfolio
Credit contracts	Receivables – Outstanding Swaps Contracts, at Value	322	Payables – Outstanding Swaps Contracts, at Value	334
Credit contracts	Receivables – Variation Margin (Cleared Swap)	14	Payables – Variation Margin (Cleared Swap)	84
Forward foreign	Receivables – Foreign Currency	304	Payables – Foreign Currency	4,580
currency contracts
Interest rate contracts	Receivables – Variation Margin (Futures)	-	Payables – Variation Margin (Futures)	417
Interest rate contracts	Receivables – Variation Margin (Cleared Swap)	26	Payables – Variation Margin (Cleared Swap)	203

Realized gains and losses on derivative instruments, by contract type and primary risk exposure, for the year ended December 31, 2022 are (amounts in thousands):

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options Written	Futures	Forward Foreign Currency Contracts	Swaps	Total
Index 500 Stock Portfolio
Equity contracts	$-	$(8,614)	$-	$-	$(8,614)
Large Company Value Portfolio
Forward foreign currency contracts	-	-	1,429	-	1,429
Equity Income Portfolio
Forward foreign currency contracts	-	-	(7)	-	(7)
Index 400 Stock Portfolio
Equity contracts	-	(167)	-	-	(167)
Mid Cap Value Portfolio
Forward foreign currency contracts	-	-	3,245	-	3,245
Index 600 Stock Portfolio
Equity contracts	-	(1,007)	-	-	(1,007)
International Growth Portfolio
Forward foreign currency contracts	-	-	(56)	-	(56)

Notes to Financial Statements

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options Written	Futures	Forward Foreign Currency Contracts	Swaps	Total
Research International Core Portfolio
Forward foreign currency contracts	$-	$-	$(190)	$-	$(190)
International Equity Portfolio
Forward foreign currency contracts	-	-	4,888	-	4,888
Emerging Markets Equity Portfolio
Forward foreign currency contracts	-	-	75	-	75
Short-Term Bond Portfolio
Interest rate contracts	-	(2,546)	-	3	(2,543)
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	-	2,018	-	991	3,009
Inflation Protection Portfolio
Forward foreign currency contracts	-	-	69	-	69
Interest rate contracts	-	(225)	-	-	(225)
Inflation contracts	-	-	-	3,508	3,508
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	(9,483)	(9,483)
Forward foreign currency contracts	-	-	25,712	-	25,712
Interest rate contracts	138	(50,607)	-	(5,602)	(56,071)

Change in unrealized appreciation and depreciation on derivative instruments, by contract type and primary risk exposure for the year ended December 31, 2022 are (amounts in thousands):

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options Written	Futures	Forward Foreign Currency Contracts	Swaps	Total
Index 500 Stock Portfolio
Equity contracts	$-	$(2,666)	$-	$-	$(2,666)
Large Company Value Portfolio
Forward foreign currency contracts	-	-	182	-	182
Equity Income Portfolio
Forward foreign currency contracts	-	-	(1)	-	(1)
Index 400 Stock Portfolio
Equity contracts	-	(678)	-	-	(678)
Mid Cap Value Portfolio
Forward foreign currency contracts	-	-	196	-	196
Index 600 Stock Portfolio
Equity Contracts	-	(145)	-	-	(145)
International Growth Portfolio
Forward foreign currency contracts	-	-	(64)	-	(64)
Research International Core Portfolio
Forward foreign currency contracts	-	-	(85)	-	(85)
International Equity Portfolio
Forward foreign currency contracts	-	-	3,224	-	3,224
Emerging Markets Equity Portfolio
Forward foreign currency contracts	-	-	(502)	-	(502)
Short-Term Bond Portfolio
Interest rate contracts	-	256	-	-	256
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	(6)	136	-	(242)	(112)

Notes to Financial Statements

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options Written	Futures	Forward Foreign Currency Contracts	Swaps	Total
Inflation Protection Portfolio
Forward foreign currency contracts	$-	$-	$73	$-	$73
Interest rate contracts	-	135	-	-	135
Inflation contracts	-	-	-	2,037	2,037
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	818	818
Forward foreign currency contracts	-	-	374	-	374
Interest rate contracts	-	(3,008)	-	(3,339)	(6,347)

Volumes on derivative instruments by contract type and primary risk exposure, for the year ended December 31, 2022 are:

Portfolio	Volume of Derivative Instruments Held
	Average Number of Contracts		Average Notional (Amounts in Thousands)
	Exchange Traded Options	Futures	Forward Foreign Currency Contracts	Swaps	Over the Counter Options
Index 500 Stock Portfolio
Equity contracts	-	256	-	-	-
Large Company Value Portfolio
Forward foreign currency contracts	-	-	18,012	-	-
Index 400 Stock Portfolio
Equity contracts	-	62	-	-	-
Mid Cap Value Portfolio
Forward foreign currency contracts	-	-	53,288	-	-
Index 600 Stock Portfolio
Equity contracts	-	52	-	-	-
International Equity Portfolio
Forward foreign currency contracts	-	-	163,717	-	-
Emerging Markets Equity Portfolio
Forward foreign currency contracts	-	-	16	-	-
Short-Term Bond Portfolio
Interest rate contracts	-	492	-	-	-
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	-	329	-	24,240	400
Inflation Protection Portfolio
Forward foreign currency contracts	-	-	7,021	-	-
Interest rate contracts	-	79	-	-	-
Inflation contracts	-	-	-	194,040	-
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	297,693	-
Forward foreign currency contracts	-	-	776,881	-	-
Interest rate contracts	-	2,512	-	1,257,226	12,992

NOTE 6. PORTFOLIO RISK

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets ingeneral, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolios’ income. Similar to credit risk, the Portfoliosmay be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettledor open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction

Notes to Financial Statements

or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

The value of a Portfolio’s investments may decline because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. The global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Local and global markets and normal market operations can be adversely affected by significant market disruptions. Market disruptions can be caused by local, regional or global events such as war, military conflict, political instability, acts of terrorism, social unrest, environmental disasters, natural disasters or events, trade disputes, supply chain disruptions, spread of infectious diseases or other public health issues, climate change, recessions, or other events. Climate change, the outbreak of infectious diseases or other public health issues may exacerbate other pre-existing political, social, economic, market and financial risks. Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. The impact of any such events could negatively affect the global economy as well as the economies of individual countries, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Such events may affect certain sectors, industries, businesses, geographic regions or countries more significantly than others. In addition, any of such circumstances could result in disruptions in the trading markets and could result in increased market volatility. Such events could adversely affect the prices and liquidity of a Portfolio’s securities and could have a materially negative impact on the value of a Portfolio. Such events also could impact the ability of the Fund to process transactions or perform other operational activities. The Fund cannot predict the effects of geopolitical or other events in the future on the U.S. and other economies, the securities markets, or the Portfolios.

LIBOR

Instruments in which the Fund invests may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. In 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. In March 2021, the FCA and LIBOR’s administrator, ICE Benchmarks Administration announced that LIBOR would no longer be provided (i) for all sterling euro, Swiss franc and Japanese yen settings, and the one-week and two-month U.S. dollar LIBOR settings after December 31, 2021 and (ii) for the remaining U.S. dollar LIBOR settings after June 30, 2023. Various financial industry groups have been planning for the transition away from LIBOR to a new reference rate such as the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR but there remain challenges to converting certain securities and transactions to a new reference rate. Although the transition process away from the use of LIBOR has become increasingly well-defined and replacement reference rates have been established for all LIBOR currencies, the potential effects of the transition on existing financial instruments in which the Fund invests which reference LIBOR may be difficult to ascertain. Changes accompanying the transition to a new reference rate may have an adverse impact on a Fund’s investments, performance or financial condition.

Master Netting Arrangements

The Portfolios are subject to various Master Agreements that govern the terms of certain transactions. Master Repurchase Agreements and Global Master Repurchase Agreements are in place that governs repurchase, reverse repurchase, and sale-buyback financing transactions. Master Securities Forward Transaction Agreements are in place that govern the settlement of certain forward settling transactions including to-be-announced securities, delayed-delivery or sale-buyback financing transactions. Customer Account Agreements and related addenda are in place that govern certain cleared derivative transactions including futures and cleared OTC derivatives. International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA agreements”) are in place that governs certain OTC financial derivative transactions. ISDA agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early

Notes to Financial Statements

and cause settlement of all outstanding transactions under the applicable ISDA agreement. The terms of Master Agreements may reduce counterparty risk with respect to transactions governed by the Master Agreement under certain circumstances. Certain Portfolios have agreements with counterparties that contain provisions, or contingency features, that allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, certain agreements specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the Portfolio to terminate while a decline in the Portfolio’s net assets of more than a certain percentage would allow the counterparty to terminate. In such a situation, the counterparty involved would have the option to waive the triggering event or liquidate the affected positions pursuant to the terms of the related agreement. The aggregate amount of derivatives in a liability position is disclosed in Note 5.

Offsetting Assets and Liabilities

Certain Portfolios are parties to enforceable master netting or similar agreements which provide for the right of offset under certain circumstances. The Portfolios have made an accounting policy election not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities. As such, all financial and derivative instruments are presented on a gross basis on the Statements of Assets and Liabilities. The impacts of netting arrangements that provide the right to offset are detailed below (amounts in thousands). The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing transactions such as repurchase agreements and certain forward settling transactions can only be netted across transactions governed under the same Master Agreement with the same legal entity. For certain Portfolios, derivative amounts do not reconcile to the Statements of Assets and Liabilities due to the Statements of Assets and Liabilities including derivatives that are not covered under master netting or similar agreements. The amount of collateral, for the year ended December 31, 2022, has been limited such that the net amount cannot be less than zero.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral as of period end:

Large Company Value Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Foreign Currency Contracts	Swaps	Total Assets	Forward Foreign Currency Contracts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Bank of America NA	$16	$-	$16	$-	$-	$-	$16	$-	$16
Goldman Sachs International	-	-	-	(61)	-	(61)	(61)	61	-
Morgan Stanley Capital Services, Inc.	-	-	-	(5)	-	(5)	(5)	-	(5)

Total	$16	$-	$16	$(66)	$-	$(66)	$(50)	$61	$11

Mid Cap Value Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Foreign Currency Contracts	Swaps	Total Assets	Forward Foreign Currency Contracts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Bank of America NA	$36	$-	$36	$(1)	$-	$(1)	$35	$-	$35
Goldman Sachs International	3	-	3	(341)	-	(341)	(338)	338	-

Total	$39	$-	$39	$(342)	$-	$(342)	$(303)	$338	$35

Notes to Financial Statements

International Equity Portfolio

	Derivative Assets (000’s)					Derivative Liabilities (000’s)
Counterparty	Forward Foreign Currency Contracts		Swaps	Total Assets		Forward Foreign Currency Contracts	Swaps	Total Liabilities	Net Market Value		Collateral Pledged/ (Received)	Net Exposure
Bank of America NA	$78		$-	$78		$(203)	$-	$(203)	$(125)		$-	$(125)
Citibank NA	237		-	237		-	-	-	237		(237)	-
Goldman Sachs Bank USA	590		-	590		(144)	-	(144)	446		(446)	-
HSBC Bank USA	1,533		-	1,533		(225)	-	(225)	1,308		(1,308)	-
JP Morgan Chase Bank NA	446		-	446		(251)	-	(251)	195		(195)	-
Morgan Stanley and Co.
International	-		-	-		(2)	-	(2)	(2)		-	(2)
Standard Chartered Bank	344		-	344		(107)	-	(107)	237		(237)	-
UBS AG	279		-	279		-	-	-	279		(279)	-

Total	$3,507		$-	$3,507		$(932)	$-	$(932)	$2,575		$(2,702)	$(127)

Inflation Protection Portfolio

	Derivative Assets (000’s)					Derivative Liabilities (000’s)
Counterparty	Forward Foreign Currency Contracts		Swaps	Total Assets		Forward Foreign Currency Contracts	Swaps	Total Liabilities	Net Market Value		Collateral Pledged/ (Received)	Net Exposure
Bank of America NA	$-		$1,732	$1,732		$-	$(14)	$(14)	$1,718		$(1,697)	$21
Barclays Bank PLC	-		398	398		-	(329)	(329)	69		-	69
Goldman Sachs International	-		3,978	3,978		-	-	-	3,978		(3,970)	8
Morgan Stanley Capital Services, Inc.	-		-	-		(6)	-	(6)	(6)		-	(6)

Total	$-		$6,108	$6,108		$(6)	$(343)	$(349)	$5,759		$(5,667)	$92

Multi-Sector Bond Portfolio

	Derivative Assets (000’s)					Derivative Liabilities (000’s)
Counterparty	Forward Foreign Currency Contracts		Swaps	Total Assets		Forward Foreign Currency Contracts	Swaps	Total Liabilities	Net Market Value		Collateral Pledged/ (Received)	Net Exposure
Bank of America NA	$34		$-	$34		$(3)	$-	$(3)	$31		$-	$31
Barclays Bank PLC	90		-	90		(206)	(198)	(404)	(314)		276	(38)
BNP Paribas SA	28		-	28		(7)	-	(7)	21		-	21
Goldman Sachs International	-		-	-		-	(99)	(99)	(99)		-	(99)
Goldman Sachs Bank USA	91		-	91		(82)	-	(82)	9		(9)	-
HSBC Bank PLC	60		-	60		(4,050)	-	(4,050)	(3,990)		3,060	(930)
JP Morgan Chase Bank NA	1		322	323		(218)	(21)	(239)	84		(84)	-
Morgan Stanley Capital Services LLC	-		-	-		-	(16)	(16)	(16)		-	(16)
Royal Bank of Canada	-		-	-		(14)	-	(14)	(14)		-	(14)
UBS AG	-	π	-	-	π	-	-	-	-	π	-	-	π

Total	$304		$322	$626		$(4,580)	$(334)	$(4,914)	$(4,288)		$3,243	$(1,045)

Notes to Financial Statements

The following is a summary by counterparty of the market value of repurchase agreements, financing transactions, collateral and net exposure as of period end:

Government Money Market Portfolio

Counterparty	Investment in Repurchase Agreements	Payable for Reverse Repurchase Agreements	Payable for Financing Transactions	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Bank of Montreal	$21,000	$-	$-	$21,000	$(21,000)	$-
Bank of Nova Scotia	10,000	-	-	10,000	(10,000)	-
BNP Paribas	30,000	-	-	30,000	(30,000)	-
Citigroup Global Markets, Inc.	29,000	-	-	29,000	(29,000)	-
Goldman Sachs Group LP	20,000	-	-	20,000	(20,000)	-
Mitsubishi UFJ	35,000	-	-	35,000	(35,000)	-
Mizuho Securities	40,000	-	-	40,000	(40,000)	-
Morgan Stanley	41,000	-	-	41,000	(41,000)	-
Natixis S.A.	30,000	-	-	30,000	(30,000)	-
TD Securities	40,000	-	-	40,000	(40,000)	-

Total	$296,000	$-	$-	$296,000	$(296,000)	$-

Long-Term U.S. Government Bond Portfolio

Counterparty	Investment in Repurchase Agreements	Payable for Short Sales	Payable for Financing Transactions	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Barclays Capital Inc.	$-	$-	$(26,380)	$(26,380)	$26,271	$(109)
Goldman Sachs International	-	-	(55,302)	(55,302)	55,295	(7)
JP Morgan Chase Bank NA	-	(1,347)	-	(1,347)	-	(1,347)
Morgan Stanley Capital
Services	-	(3,079)	(58,989)	(62,068)	58,981	(3,087)

Total	$-	$(4,426)	$(140,671)	$(145,097)	$140,547	$(4,550)

The Long-Term U.S. Government Bond Portfolio average amount of borrowings outstanding during the year ended December 31, 2022 was $33,981 (amount in thousands) at a weighted average interest rate of 1.566%. Average borrowings include reverse repurchase agreements and sale-buyback transactions, if held during the period.

Multi-Sector Bond Portfolio

Counterparty	Investment in Repurchase Agreements	Payable for Reverse Repurchase Agreements	Payable for Financing Transactions	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
BNP Paribas	$63,700	$-	$-	$63,700	$(63,700)	$-
Goldman Sachs	50,000	-	-	50,000	(50,000)	-
JP Morgan Chase Bank NA	-	(535)	-	(535)	535	-

Total	$113,700	$(535)	$-	$113,165	$(113,165)	$-

The Multi-Sector Bond Portfolio average amount of borrowings outstanding during the year ended December 31, 2022 was $1,731 (amount in thousands) at a weighted average interest rate of 0.700%. Average borrowings include reverse repurchase agreements, if held during the period.

NOTE 7. INVESTMENT ADVISORY, SUB-ADVISORY, AND COMPLIANCE FEES

The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services to MSA, an affiliate and wholly-owned subsidiary of Northwestern Mutual. Certain Portfolios, listed below, pay a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
Index 500 Stock Portfolio	0.20%
Index 400 Stock Portfolio	0.25%
Mid Cap Value Portfolio	0.85%

Notes to Financial Statements

Portfolio	Fee
Small Cap Value Portfolio	0.85%
Government Money Market Portfolio	0.30%
Select Bond Portfolio	0.30%
Balanced Portfolio	0.30%

For the other Portfolios, the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess Over $100 Million
Growth Stock Portfolio	0.60%	0.50%	0.40%
Large Cap Core Stock Portfolio	0.60%	0.50%	0.40%
Mid Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
Small Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
High Yield Bond Portfolio	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $400 Million	Excess Over $500 Million
Focused Appreciation Portfolio	0.80%	0.75%	0.70%

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
Large Company Value Portfolio	0.72%	0.67%	0.62%
Domestic Equity Portfolio	0.65%	0.55%	0.50%
International Growth Portfolio	0.75%	0.65%	0.55%
Short-Term Bond Portfolio	0.35%	0.33%	0.30%
Long-Term U.S. Government Bond Portfolio	0.555%	0.515%	0.495%
Inflation Protection Portfolio	0.58%	0.55%	0.49%
Multi-Sector Bond Portfolio	0.79%	0.78%	0.77%
Asset Allocation Portfolio	0.60%	0.50%	0.40%

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess Over $500 Million
Large Cap Blend Portfolio	0.77%	0.70%	0.62%	0.56%
Research International Core Portfolio	0.88%	0.82%	0.75%	0.68%

Portfolio	First $500 Million	Excess Over $500 Million
Equity Income Portfolio	0.65%	0.60%

Portfolio	First $200 Million	Excess Over $200 Million
Index 600 Stock Portfolio	0.25%	0.20%

Portfolio	First $50 Million	Excess Over $50 Million
International Equity Portfolio	0.85%	0.65%

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess Over $1.0 Billion
Emerging Markets Equity Portfolio	1.14%	1.08%	0.96%	0.78%

For certain Portfolios, MSA contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees, fees for class actions, other passive securities litigation and anti- trust claim filing services and such non-recurring and extraordinary expenses as they may arise) will not exceed the following amounts:

Notes to Financial Statements

Portfolio		Expiration
Focused Appreciation Portfolio	0.90%	April 30, 2023
Large Cap Blend Portfolio	0.85%	April 30, 2023
Large Company Value Portfolio	0.80%	April 30, 2023
Domestic Equity Portfolio	0.75%	April 30, 2023
Equity Income Portfolio	0.75%	April 30, 2023
Mid Cap Value Portfolio	1.00%	April 30, 2023
Index 600 Stock Portfolio	0.35%	April 30, 2023
Small Cap Value Portfolio	1.00%	April 30, 2023
International Growth Portfolio	1.10%	April 30, 2023
Research International Core Portfolio	1.15%	April 30, 2023
Emerging Markets Equity Portfolio	1.50%	April 30, 2023
Short-Term Bond Portfolio	0.45%	April 30, 2023
Long-Term U.S. Government Bond Portfolio	0.65%	April 30, 2023
Inflation Protection Portfolio	0.65%	April 30, 2023
Multi-Sector Bond Portfolio	0.90%	April 30, 2023
Asset Allocation Portfolio	0.75%	April 30, 2023

Growth Stock Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million, and 0.38% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Focused Appreciation Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.66% on the Portfolio’s first $100 million of average net assets, 0.61% on the next $400 million, 0.60% on the next $500 million, and 0.57% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Large Cap Core Stock Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million, and 0.37% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Large Cap Blend Portfolio – For the period from January 1, 2022 through June 30, 2022, MSA agreed to waive a portion of its management fee such that the management fee is 0.74% on the Portfolio’s first $150 million of average net assets, 0.67% on the next $150 million, 0.62% on the next $200 million, and 0.56% on average net assets in excess of $500 million. Effective July 1, 2022, MSA has agreed to waive a portion of its management fee such that the management fee is 0.70% on the Portfolio’s first $150 million of average net assets, 0.65% on the next $150 million, 0.62% on the next $200 million, and 0.56% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Index 500 Stock Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.20% on the Portfolio’s first $2 billion of average net assets, and 0.18% on average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Large Company Value Portfolio – For the period from January 1, 2022 through April 30, 2022, MSA agreed to waive a portion of its management fee such that the management fee is 0.70% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, 0.59% on the next $250 million, and 0.57% on the average net assets in excess of $500 million. Effective May 1, 2022, MSA has agreed to waive a portion of its management fee such that the management fee is 0.67% on the Portfolio’s first $100 million of average net assets, 0.62% on the next $150 million, 0.59% on the next $250 million, and 0.57% on the average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Notes to Financial Statements

Domestic Equity Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% on the next $150 million, 0.50% on the next $250 million, 0.43% on the next $500 million, and 0.41% on the average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Equity Income Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.56% on the Portfolio’s first $500 million of average net assets, 0.53% on the next $1 billion, and 0.52% on the average net assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Mid Cap Growth Stock Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.80% on the Portfolio’s first $50 million, 0.65% on the next $50 million, 0.50% on the next $900 million, and 0.49% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Index 400 Stock Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.25% on the Portfolio’s first $500 million and 0.20% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Mid Cap Value Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.79% on the Portfolio’s first $150 million of average net assets, 0.67% on the next $350 million, and 0.64% on the average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Small Cap Value Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.85% on the Portfolio’s first $500 million of average net assets, and 0.80% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

International Growth Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.75% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, 0.55% on the next $750 million, and 0.54% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Research International Core Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.83% on the Portfolio’s first $150 million of average net assets, 0.77% on the next $150 million, 0.70% on the next $200 million, and 0.63% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

International Equity Portfolio – For the period from January 1, 2022 through April 30, 2022, MSA agreed to waive a portion of its management fee such that the management fee is 0.69% on the Portfolio’s first $50 million of average net assets, 0.54% on the next $450 million, 0.52% on the next $500 million, 0.46% on the next $500 million, and 0.40% on the average net assets in excess of $1.5 billion. Effective May 1, 2022, MSA has agreed to waive a portion of its management fee such that the management fee is 0.85% on the Portfolio’s first $50 million of average net assets, 0.65% on the next $1,950 million, and 0.63% on the average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Emerging Markets Equity Portfolio – For the period from January 1, 2022 through April 30, 2022, MSA agreed to waive a portion of its management fee such that its management fee was 0.95% on the Portfolio’s first $250 million of average net assets, 0.87% on the next $250 million, 0.84% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. Effective May 1, 2022, MSA has agreed to waive a portion of its management fee such that its management fee was 0.95% on the Portfolio’s first $250 million of average net assets, 0.87% on the next $250 million, 0.80% on the next $500 million, and 0.75% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Government Money Market Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.30% on the Portfolio’s first $500 million of average net assets, 0.29% on the next $500 million, and 0.28% in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2023. In addition, MSA has voluntarily

Notes to Financial Statements

agreed to waive its advisory fee and/or reimburse expenses in excess of the Government Money Market Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio. This voluntary waiver is reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

Short-Term Bond Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million, and 0.28% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Select Bond Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.30% on the Portfolio’s first $2 billion of average net assets, and 0.28% on average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Long-Term U.S. Government Bond Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.555% on the Portfolio’s first $100 million of average net assets, 0.515% on the next $150 million, 0.495% of the next $250 million, and 0.445% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Inflation Protection Portfolio – MSA agreed to waive a portion of its management fee such that the management fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.50% on the next $150 million, and 0.46% on average net assets in excess of $250 million. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

High Yield Bond Portfolio – MSA agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million, and 0.30% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Multi-Sector Bond Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% on the next $150 million, 0.70% on the next $250 million, and 0.65% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Balanced Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.05% on all average net assets. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Asset Allocation Portfolio – MSA has agreed to waive a portion of its management fee such that the management fee is 0.05% on all average net assets. MSA may terminate this fee waiver agreement at any time after April 30, 2023.

Waivers are not recoupable in future periods.

With respect to certain Portfolios, MSA has engaged and oversees unaffiliated sub-advisers who manage the day-to-day investment operations of such Portfolios. MSA pays each sub-adviser a fee based on the average daily net assets of each such Portfolio out of its investment management fee.

Compliance fees are paid to Northwestern Mutual, an affiliate of the Series Fund. The compliance fees paid are for the compensation, benefits and expenses of the Chief Compliance Officer and compliance staff. The amounts paid relate only to the Chief Compliance Officer and compliance staffs’ duties and functions performed for the Series Fund.

NOTE 8. FEDERAL INCOME TAX MATTERS

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to the tax treatment of deferred losses, passive foreign investment companies, and financing transactions.

Notes to Financial Statements

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities. Permanent differences primarily relate to character differences with respect to income on swaps, foreign currency transactions, foreign bond sales, passive foreign investment companies and paydowns on structured product investments.

A summary of the Portfolios’ capital loss carryovers as of December 31, 2022 is provided below:

	Short-Term Loss Carryover	Long-Term Loss Carryover	Losses Utilized
	(Amounts in thousands)
Growth Stock Portfolio	$31,225	$23,305	$-
Mid Cap Growth Stock Portfolio	15,848	-	-
Small Cap Growth Stock Portfolio	40,983	34,286	-
International Equity Portfolio	1,028	-	-
Emerging Markets Equity Portfolio	27,287	-	-
Short-Term Bond Portfolio	4,226	3,010	-
Select Bond Portfolio	184,255	93,379	-
Long-Term U.S. Government Bond Portfolio	-	10,002	146
Inflation Protection Portfolio	8,738	4,886	-
High Yield Bond Portfolio	328	8,568	-
Multi-Sector Bond Portfolio	27,781	44,723	-

Capital losses are carried forward indefinitely and retain the character of the original loss. These losses are deferred to the first day of the next fiscal year.

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended December 31, 2022 and 2021 was as follows:

	2022 Distributions Paid From:		2021 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
		(Amounts in thousands)
Growth Stock Portfolio	$8,528	$142,825	$50	$55,949
Focused Appreciation Portfolio	2,197	125,795	8,040	120,591
Large Cap Core Stock Portfolio	34,391	81,325	10,068	53,289
Large Cap Blend Portfolio	1,337	18,030	1,241	11,839
Index 500 Stock Portfolio	64,069	144,551	66,172	120,527
Large Company Value Portfolio	12,442	19,968	5,187	-
Domestic Equity Portfolio	30,154	106,445	18,598	23,353
Equity Income Portfolio	22,774	71,701	17,168	-
Mid Cap Growth Stock Portfolio	1,611	98,437	37,141	139,880
Index 400 Stock Portfolio	31,873	101,625	20,914	28,578
Mid Cap Value Portfolio	44,485	64,725	7,676	5,109
Small Cap Growth Stock Portfolio	3,020	107,716	24,801	57,905
Index 600 Stock Portfolio	11,797	25,599	5,359	4,217
Small Cap Value Portfolio	12,120	65,482	2,594	29,347
International Growth Portfolio	8,194	93,077	5,610	29,044
Research International Core Portfolio	20,345	34,292	10,349	14,425
International Equity Portfolio	41,796	46,803	43,243	-
Emerging Markets Equity Portfolio	19,997	58,276	5,199	-
Government Money Market Portfolio	7,243	-	10	27
Short-Term Bond Portfolio	6,234	172	8,138	-
Select Bond Portfolio	51,441	3,949	202,684	25,232
Long-Term U.S. Government Bond Portfolio	1,876	-	26,311	-
Inflation Protection Portfolio	16,642	8,985	5,663	62
High Yield Bond Portfolio	40,651	-	43,872	-
Multi-Sector Bond Portfolio	47,671	-	32,327	6,708
Balanced Portfolio	82,626	121,740	64,727	103,835
Asset Allocation Portfolio	9,305	17,887	7,196	15,602

Notes to Financial Statements

As of December 31, 2022 the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)

		(Amounts in thousands)
Growth Stock Portfolio	$392	$-	$(54,530)	$67,630
Focused Appreciation Portfolio	2,059	71,643	-	218,790
Large Cap Core Stock Portfolio	6,286	48,862	-	34,968
Large Cap Blend Portfolio	1,503	14,830	-	17,725
Index 500 Stock Portfolio	67,102	35,831	-	2,642,888
Large Company Value Portfolio	5,077	19,079	-	6,150
Domestic Equity Portfolio	19,196	46,554	-	207,206
Equity Income Portfolio	18,100	55,166	-	130,870
Mid Cap Growth Stock Portfolio	2,534	-	(15,848)	1,574
Index 400 Stock Portfolio	15,756	49,250	-	218,173
Mid Cap Value Portfolio	24,111	71,737	-	(5,687)
Small Cap Growth Stock Portfolio	331	-	(75,269)	37,846
Index 600 Stock Portfolio	4,348	15,940	-	30,423
Small Cap Value Portfolio	2,893	36,376	-	73,367
International Growth Portfolio	8,162	20,348	-	104,917
Research International Core Portfolio	13,540	15,029	-	61,020
International Equity Portfolio	54,272	-	(1,028)	(214,640)
Emerging Markets Equity Portfolio	19,013	-	(27,287)	(42,276)
Government Money Market Portfolio	-	-	-	-
Short-Term Bond Portfolio	7,807	-	(7,236)	(18,905)
Select Bond Portfolio	73,967	-	(277,634)	(270,985)
Long-Term U.S. Government Bond Portfolio	2,679	-	(10,002)	(56,465)
Inflation Protection Portfolio	20,508	-	(13,624)	(38,012)
High Yield Bond Portfolio	40,679	-	(8,896)	(109,277)
Multi-Sector Bond Portfolio	28,568	-	(72,504)	(160,243)
Balanced Portfolio	38,818	72,601	-	(217,555)
Asset Allocation Portfolio	5,321	15,893	-	(25,962)

NOTE 9. VOLUNTARY REIMBURSEMENTS

Northwestern Mutual voluntarily reimburses foreign equity portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 79% of the foreign dividend taxes withheld attributable to the portion of the Portfolio owned by Northwestern Mutual. Reimbursements are recorded when foreign dividend taxes are accrued.

Voluntary reimbursements for the year ended December 31, 2022 are summarized below (amounts in thousands):

Portfolio	2022 Reimbursements
International Growth Portfolio	$909
International Equity Portfolio	3,561
Research International Core Portfolio	1,336
Emerging Markets Equity Portfolio	1,403

NOTE 10. GUARANTEES

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of material loss to be remote.

Notes to Financial Statements

NOTE 11. INVESTMENT INCOME AND SECURITIES TRANSACTIONS

For the year ended December 31, 2022, transactions in securities other than short term investments were:

Portfolios	Non-U.S. Govt. Security Purchases	U.S. Govt. Security Purchases	Non-U.S. Govt. Security Sales/ Maturities	U.S. Govt. Security Sales/ Maturities

		(Amounts in thousands)
Growth Stock Portfolio	$132,793	$-	$246,787	$-
Focused Appreciation Portfolio	216,848	-	190,886	-
Large Cap Core Stock Portfolio	363,567	-	476,351	-
Large Cap Blend Portfolio	89,400	-	70,274	-
Index 500 Stock Portfolio	116,599	-	91,367	-
Large Company Value Portfolio	67,907	-	133,054	-
Domestic Equity Portfolio	140,256	-	128,757	-
Equity Income Portfolio	116,528	-	232,752	-
Mid Cap Growth Stock Portfolio	508,005	-	549,362	-
Index 400 Stock Portfolio	165,714	-	169,908	-
Mid Cap Value Portfolio	481,520	-	506,870	-
Small Cap Growth Stock Portfolio	346,123	-	340,008	-
Index 600 Stock Portfolio	75,423	-	61,148	-
Small Cap Value Portfolio	151,143	-	179,223	-
International Growth Portfolio	218,077	-	128,091	-
Research International Core Portfolio	196,625	-	240,075	-
International Equity Portfolio	287,719	-	222,721	-
Emerging Markets Equity Portfolio	411,711	-	277,059	-
Short-Term Bond Portfolio	118,702	117,378	100,945	108,129
Select Bond Portfolio	2,887,479	5,333,271	2,426,156	5,655,340
Long-Term U.S. Government Bond Portfolio	691	46,397	520	35,701
Inflation Protection Portfolio	155,023	91,487	169,581	51,040
High Yield Bond Portfolio	135,940	-	155,439	-
Multi-Sector Bond Portfolio	157,452	20,003	213,335	154
Balanced Portfolio	613,841	-	646,044	-
Asset Allocation Portfolio	102,130	-	96,841	-

Transactions with Affiliated Companies

An affiliated company is a company in which a Portfolio has ownership of at least 5% of the voting securities or which the Portfolio controls, is controlled by or with which the Portfolio is under common control. Transactions with affiliated companies during the year ended December 31, 2022 are as follows:

Notes to Financial Statements

Portfolio	Value at 12/31/2021	Purchases	Sales	Value at 12/31/2022	Change in Unrealized Appreciation/ Depreciation	Realized Gain (Loss)	Income Dividends	Capital Gain Distributions	% Ownership, 12/31/2022

				(Amounts in thousands)
Balanced Portfolio:
Growth Stock	$108,826	$-	$73,301	$-	$(18,630)	$(16,895)	$-	$-	0.0%
Focused Appreciation	109,064	39,899	11,100	95,215	(46,039)	3,391	15	13,284	9.9%
Large Cap Core Stock	91,335	-	74,901	-	(24,359)	7,925	-	-	0.0%
Large Cap Blend	92,903	40,247	10,830	100,037	(23,434)	1,151	707	9,540	51.0%
Large Company Value	66,888	-	63,004	-	(11,483)	7,599	-	-	0.0%
Domestic Equity	67,194	71,162	17,360	107,539	(19,105)	5,648	1,960	12,802	10.1%
Equity Income	67,424	-	62,624	-	(13,654)	8,854	-	-	0.0%
Mid Cap Growth Stock	100,637	13,032	-	81,889	(31,780)	-	129	7,903	8.1%
Mid Cap Value	106,645	16,320	13,400	91,365	(18,472)	272	1,877	14,444	14.0%
Small Cap Growth Stock	26,276	3,480	1,900	16,959	(10,377)	(520)	-	3,480	2.9%
Small Cap Value	30,377	3,525	1,900	22,920	(8,408)	(674)	69	3,456	4.3%
International Growth	63,466	34,931	-	75,895	(22,502)	-	442	8,189	8.5%
Research International Core	104,121	-	83,578	-	(26,846)	6,303	-	-	0.0%
International Equity	64,275	24,434	-	81,108	(7,601)	-	1,950	2,184	4.7%
Emerging Markets Equity	17,063	8,180	5,400	13,059	(4,841)	(1,943)	245	1,535	1.5%
Short-Term Bond	23,905	375	-	22,825	(1,455)	-	326	49	6.0%
Select Bond	865,259	13,573	110,000	643,027	(111,125)	(14,680)	12,606	968	23.1%
High Yield Bond	84,024	3,266	21,500	54,560	(11,216)	(14)	3,267	-	7.9%
Multi-Sector Bond	119,927	4,312	-	101,469	(22,770)	-	4,271	41	9.1%

	$2,209,609	$276,736	$550,798	$1,507,867	$(434,097)	$6,417	$27,864	$77,875

Asset Allocation Portfolio:
Growth Stock	$18,697	$-	$12,595	$-	$(3,730)	$(2,372)	$-	$-	0.0%
Focused Appreciation	18,738	8,038	1,120	18,098	(7,864)	306	3	2,435	1.9%
Large Cap Core Stock	15,479	-	12,664	-	(4,232)	1,417	-	-	0.0%
Large Cap Blend	15,764	8,263	1,220	18,947	(3,997)	137	128	1,734	9.7%
Large Company Value	11,445	-	10,771	-	(1,995)	1,321	-	-	0.0%
Domestic Equity	11,541	13,064	2,320	19,880	(3,188)	783	354	2,310	1.9%
Equity Income	11,503	-	10,685	-	(2,395)	1,577	-	-	0.0%
Mid Cap Growth Stock	16,404	2,328	-	13,540	(5,192)	-	21	1,307	1.3%
Mid Cap Value	17,260	2,608	1,970	14,985	(3,048)	135	300	2,308	2.3%
Small Cap Growth Stock	7,429	984	-	5,312	(3,101)	-	-	984	0.9%
Small Cap Value	8,475	984	760	6,174	(2,428)	(97)	19	964	1.2%
International Growth	12,159	7,208	-	15,020	(4,347)	-	87	1,621	1.7%
Research International Core	20,899	-	16,775	-	(5,805)	1,681	-	-	0.0%
International Equity	12,358	4,905	-	15,799	(1,464)	-	380	425	0.9%
Emerging Markets Equity	3,559	1,450	700	2,959	(1,220)	(130)	48	302	0.3%
Short-Term Bond	3,267	51	-	3,120	(198)	-	45	7	0.8%
Select Bond	61,927	2,280	11,200	44,162	(7,421)	(1,424)	883	68	1.6%
High Yield Bond	17,650	752	3,080	12,776	(2,373)	(173)	752	-	1.9%
Multi-Sector Bond	16,039	577	-	13,571	(3,045)	-	571	5	1.2%

	$300,593	$53,492	$85,860	$204,343	$(67,043)	$3,161	$3,591	$14,470

The Series Fund and its Portfolios are permitted to purchase securities from, and sell securities to (so called “cross-trades”), (i) other Portfolios, (ii) any registered investment company which is an affiliate, or an affiliate of an affiliate, or (iii) any person which is an affiliate, or an affiliate of an affiliate, of the Series Fund or the Portfolio solely by reason of having a common investment adviser or sub-adviser (or affiliated investment advisers) or common directors and/or officers, pursuant to procedures adopted by the Board under Rule 17a-7 of the 1940 Act (“Procedures”). These Procedures have been designed to ensure that any cross-trade of securities by a Portfolio complies with Rule 17a-7 of the 1940 Act. Each cross-trade is effected at the current market price as defined under the Procedures. Pursuant to the Procedures, for the year ended December 31, 2022, the Series Fund Portfolios engaged in the following cross-trades (amounts in thousands):

Notes to Financial Statements

Cross Trade
Portfolio	Purchases
Growth Stock Portfolio	$3,121
Mid Cap Growth Stock Portfolio	493
Mid Cap Value Portfolio	844
Small Cap Value Portfolio	882
International Growth Portfolio	7,086
Research International Core Portfolio	82
High Yield Bond Portfolio	3,245

	Cross Trade Sales
Portfolio	Proceeds	Net Realized Gain (Loss) on Sales
High Yield Bond Portfolio	$940	$42
Mid Cap Growth Stock Portfolio	103	(58)
Large Company Value Portfolio	126	(25)
International Growth Portfolio	8,527	1,086
Research International Core Portfolio	583	120

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Northwestern Mutual Series Fund, Inc. and Shareholders of Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, and for Long-Term U.S. Government Bond Portfolio the statement of cash flows for the year ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022, for Long-Term U.S. Government Bond Portfolio, the results of its cash flows for the year then ended, and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Milwaukee, WI

February 20, 2023

We have served as the auditor of one or more investment companies in Northwestern Mutual Series Fund, Inc. since 1984.

Abbreviations (unaudited)

Abbreviations that may be used in the preceding statements

ADR	American Depositary Receipt
AFC	Available Funds Cap security - Security accrues interest at an assumed or uncapped rate. If the interest rate on the underlying loans is lower than the uncapped rate, then the security will pay at the lower rate.
CSTR	Collateral Strip Rate security - interest is based on the weighted net interest rate of the collateral.
EXE	Security receives collateral principal and interest paid which exceeds the amount of principal and income obligated to all bonds in the deal.
IO	Interest Only Security
PO	Principal Only Security
GDR	Global Depositary Receipt
GO	General Obligation
RB	Revenue Bond
CPURNSA	U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
ICE	Intercontinental Exchange
SONIO	Sterling Overnight Interbank Average Rate
SONIO/N	SONIA Interest Rate Benchmark
DAC	Designated Activity Company
TBA	To Be Announced
OIS	Overnight Index Swaps
DIFC	Dubai International Financial Centre
EURIBOR	Euro Interbank Offered Rate
SDR	Swedish Depository Receipt
ETF	Exchange Traded Fund
MUTKCALM	Tokyo Overnight Average Rate

Currency Abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi - Offshore
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KES	Kenyan Shilling
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	Russian Ruble
SAR	SAR
SEK	Swedish Krona
THB	Thai Baht
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Proxy Voting and Portfolio Holdings (unaudited)

Proxy Voting Guidelines

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

Each Portfolio, other than the Government Money Market Portfolio, files its complete schedule of portfolio holdings on a monthly basis with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. Each Portfolio’s holdings reported on Form N-PORT for the first and third quarters of the fiscal year are available on the SEC’s website at http://www.sec.gov. Portfolios that file their holdings on Form N-PORT also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on the Internet at www.northwesternmutual.com.

The Government Money Market Portfolio files its complete schedule of portfolio holdings on a monthly basis with the SEC on Form N-MFP. Form N-MFP is available on the SEC’s website at http://www.sec.gov. The Government Money Market Portfolio also makes its complete schedule of portfolio holdings for the most recent month available on the Internet at www. northwesternmutual.com.

Director and Officer Information (unaudited)

Northwestern Mutual Series Fund, Inc.

The name, address and year of birth of the directors, as well as their affiliations, positions held with the Series Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2022, except as otherwise noted. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal. A director shall retire at the end of the calendar year in which the first of the two events occurs: (i) he or she attains the age of seventy-three (73), or (ii) he or she has served a term or successive terms totaling thirteen (13) years, commencing on the date of his or her election or appointment to the Board. The statement of additional information contains additional information about Series Fund directors and is available without charge, upon request, by calling 1-888-455-2232.

Independent Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held[2]
Robert H. Huffman III[1] 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Director	Since 2007	27	None

Principal Occupation During Past 5 Years: Since 2015, CEO of RVP Management, LLC, a registered investment adviser.
Christy L. Brown 720 East Wisconsin Avenue Milwaukee, WI 53202 1965	Director	Since 2012	27	None

Principal Occupation During Past 5 Years: Since October 2012, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee.

Gail L. Hanson 720 East Wisconsin Avenue Milwaukee, WI 53202 1955	Director	Since 2012	27	Director of Artisan Partner Funds (17 portfolios)

Principal Occupation During Past 5 Years: Retired. From February 2011 to April 2018, Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.

William Gerber 720 East Wisconsin Avenue Milwaukee, WI 53202 1958	Director	Since 2017	27	Director of Ballantyne Strong, Inc., a developer of technology solutions for digital applications (2015 to present)

Principal Occupation During Past 5 Years: Retired. From 2006 to 2015, Chief Financial Officer, and from 2007 to 2015, Executive Vice President, of TD Ameritrade Holdings Corporation.

David Ribbens 720 East Wisconsin Avenue Milwaukee, WI 53202 1961	Director	Since 2017	27	None

Principal Occupation During Past 5 Years: Since March of 2018, Member and Partner of DOMO Capital Management, LLC, a Wisconsin registered investment adviser. Founder and President of Distribution Team Alpha LLC, founded in 2016. From 2015 to 2016, President, Managing Partner, and Director of Heartland Advisors, Inc. From 2008 to 2015, Executive Vice President and Head of Distribution, Managing Partner, and Director of Heartland Advisors, Inc.

Director and Officer Information (unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held[2]

Donald M. Ullmann 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Director	Since 2017	27	None

Principal Occupation During Past 5 Years: Since 2015, Principal of DMU Financial Consulting, LLC. From 2013 to 2015, Managing Director, Head of Product Development, Fixed Income at Guggenheim Securities. From 2012 to 2013, Executive Managing Director, Co-head, MBS and Rates Division at Gleacher & Co. From 2009 to 2011, Executive Vice President, Head of Fixed Income Trading and Co-Head of Fixed Income Sales at Keefe, Bruyette and Woods, Inc.

[1].	Robert H Huffman III served as an independent director during 2022. He retired as an independent director effective December 31, 2022 in accordance with the Series Fund’s By-laws.

[2].

This column includes only directorships of companies required to report to the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940, as amended.

Other Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Ronald P. Joelson[3] 720 East Wisconsin Avenue Milwaukee, WI 53202 1958	Chairman of the Board	Since 2015	27	None

Principal Occupation During Past 5 Years: Since January 1, 2021, Executive Vice President of The Northwestern Mutual Life Insurance Company. From 2012 through 2020, Executive Vice President and Chief Investment Officer of The Northwestern Mutual Life Insurance Company. Prior thereto, Chief Investment Officer of Genworth Financial from 2009-2012.

Michael G. Carter[4] 720 East Wisconsin Avenue Milwaukee, WI 53202 1961	Chairman of the Board	Since 2023	27	None

Principal Occupation During Past 5 Years: Since January 2023, Executive Vice President and Chief of Staff to the Chief Executive Officer. From 2019, Executive Vice President, Chief Financial Officer and Chief Risk Officer of The Northwestern Mutual Life Insurance Company. From 2008 through 2019, Executive Vice President and Chief Financial Officer of The Northwestern Mutual Life Insurance Company.

[3].

Ronald P. Joelson served as a director and Chairman of the Board of Directors of the Series Fund during 2022. He resigned his as director and Chairman of the Board with the Series Fund effective December 31, 2022.

[4].	Michael G. Carter was elected to serve as a director and Chairman of the Board of directors of the Series Fund by resolution of the Board effective January 1, 2023.

Director and Officer Information (unaudited)

Northwestern Mutual Series Fund, Inc.

Executive Officers

Name, Address, and Year of Birth	Position	Length of Time Served

Paul A. Mikelson 720 East Wisconsin Avenue Milwaukee, WI 53202 1970	President	Since 2022

Principal Occupation During Past 5 Years: Since January 2022, Vice President – Product and Administration of Mason Street Advisors. From 2013 - December 31, 2021, Vice President, Multi-Manager Investment Solutions at Columbia Threadneedle Investments, an Ameriprise Financial affiliate.

Todd M. Jones[5] 720 East Wisconsin Avenue Milwaukee, WI 53202 1968	Vice President; Chief Financial Officer & Treasurer	Since 2015

Principal Occupation During Past 5 Years: Since April 2015, Vice President and Controller of Northwestern Mutual.

Matthew P. Sullivan[6] 720 East Wisconsin Avenue Milwaukee, WI 53202 1979	Vice President; Chief Financial Officer & Treasurer	Since 2023

Since January 2023, Vice President and Controller of Northwestern Mutual. From June 2019 to December 2022, Vice President – Planning Experience Readiness & Adoption and from May 2016 to May 2019 Vice President of Product Finance, Northwestern Mutual and Treasurer of Northwestern Mutual Wealth Management Company.

Phil J. Rinzel 720 East Wisconsin Avenue Milwaukee, WI 53202 1979	Controller & Chief Accounting Officer	Since 2021

Principal Occupation During Past 5 Years: Since 2016, Senior Director – Investment Accounting of Northwestern Mutual.

Michael J. Conmey 720 East Wisconsin Avenue Milwaukee, WI 53202 1980	Chief Compliance Officer	Since 2020

Principal Occupation During Past 5 Years: Vice President – Managed Investments Compliance of Northwestern Mutual and Chief Compliance Officer of Mason Street Advisors and Northwestern Mutual Investment Management Company since June 2020. Assistant General Counsel and Assistant Secretary of Northwestern Mutual from 2011 - 2020.

Lesli H. McLinden 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	Secretary	Since 2014

Principal Occupation During Past 5 Years: Assistant General Counsel and Assistant Secretary of Northwestern Mutual since 2007. Secretary of Mason Street Advisors from 2015 to 2017 and Assistant Secretary since 2017.

Director and Officer Information (unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served
James E. Fleming 720 East Wisconsin Avenue Milwaukee, WI 53202 1975	Vice President - Investments	Since 2020

Principal Occupation During Past 5 Years: Vice President of Mason Street Advisors since 2015.
Rodney A. Schmucker 720 East Wisconsin Avenue Milwaukee, WI 53202 1966	Vice President - Investments	Since 2020

Principal Occupation During Past 5 Years: Vice President of Mason Street Advisors since 2015.
Brent G. Schutte 720 East Wisconsin Avenue Milwaukee, WI 53202 1973	Vice President - Investments	Since 2022

Principal Occupation During Past 5 Years: Since 2015, Chief Investment Officer of Northwestern Mutual Wealth Management Company
Garrett D. Aird 720 East Wisconsin Avenue Milwaukee, WI 53202 1978	Vice President - Investments	Since 2022

Principal Occupation During Past 5 Years: Since November 2021, Vice President – Investment Management & Research of Northwestern Mutual Wealth Management Company (NMWMC). From 2017 to November 2021, Senior Director – Research at NMWMC. Prior thereto, Assistant Director – Investments at NMWMC.

[5].	Todd Jones served in the officer capacities noted during 2022. He resigned his officer positions with the Series Fund effective December 31, 2022.

[6].	Matthew Sullivan was elected as Vice President, Chief Financial Officer and Treasurer pursuant to a consent action of the Board of Directors of the Series Fund, effective January 1, 2023.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Northwestern Mutual Series Fund, Inc.

Annual Contract Review Process

Under Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of an investment company’s independent directors each year. In addition, each investment company is required to disclose in its annual or semi-annual report, as applicable, the material factors and conclusions that formed the basis for the board’s approval or renewal of any investment advisory agreements within the investment company’s most recently completed fiscal half-year period.

At least annually, the Board of Directors (the “Board”) of Northwestern Mutual Series Fund, Inc. (the “Series Fund”) considers and votes upon the renewal of the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and each of the sub-advisers of those portfolios of the Series Fund (each, a “Portfolio” and collectively, the “Portfolios”) for which Mason Street Advisors and the Board have appointed a sub-adviser. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the sub-advisory agreements on a staggered basis during the course of the year.

Board Approvals During the Six-Month Period Ended December 31, 2022

At its August 25, 2022 meeting, the Board, including the Directors who are not “interested persons” (as that term is defined in the 1940 Act) of the Series Fund or Mason Street Advisors (the “Independent Directors” or “Directors”), unanimously approved the continuance of a (1) Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and American Century Investment Management, Inc. (“American Century”), relating to the Series Fund’s Mid Cap Value, Large Company Value and Inflation Protection Portfolios, (2) Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Delaware”) relating to the Series Fund’s Domestic Equity Portfolio, (3) Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Federated Investment Management Company (“Federated”) relating to the Series Fund’s High Yield Bond Portfolio, and a (4) Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) relating to the Series Fund’s Focused Appreciation Portfolio, together with an amendment thereto incorporating a sub-advisory fee reduction.

At its November 30, 2022 meeting, the Board, including the Independent Directors, unanimously approved the following Investment Sub-Advisory Agreements: (1) an Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Investment Management, Inc. (“TRPIM”) dated November 30, 2022, relating to the Small Cap Value Portfolio; (2) a Sixth Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Associates, Inc. (“TRPA”) dated November 30, 2022, relating to the Equity Income, Growth Stock and Short-Term Bond Portfolios; (3) a Fourth Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Pacific Investment Management Company LLC (“PIMCO”) dated November 30, 2022, relating to the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios; (4) two Amended and Restated Investment Sub-Advisory Agreements between Mason Street Advisors and BlackRock Advisors, LLC (“BlackRock”), each dated November 30, 2022, relating to the Government Money Market and Index 500 Stock Portfolios, respectively; and (5) an Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Allspring Global Investments, LLC (“Allspring”) dated November 30, 2022, relating to the Select Bond Portfolio. Each of the foregoing Investment Sub-Advisory Agreements approved by the Board at its November 30, 2022 meeting continued the existing sub-advisory contract relationship with the named sub-advisers. The existing Investment Sub-Advisory Agreements were amended and restated to reflect modifications to incorporate certain updated terms and conditions.

American Century, Delaware, Federated, Loomis Sayles, TRPIM, TRPA, Allspring, PIMCO and BlackRock are sometimes collectively referred to hereinafter as the “Sub-Advisers,” and their respective sub-advised Portfolios are collectively referred to herein as the “Sub-Advised Portfolios.” The respective Investment Sub-Advisory Agreements with the Sub-Advisers are collectively referred to herein as the “Sub-Advisory Agreements.”

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

In determining whether to approve the continuance of the Sub-Advisory Agreements on behalf of the Series Fund, the Board requested and received detailed information from Mason Street Advisors and the Sub-Advisers in advance of each of the foregoing meetings to assist them in their evaluation, including information compiled by certain independent providers of evaluative data. With respect to the continuation of the Sub-Advisory Agreements, while particular focus was given to an evaluation of the services, performance, fees, costs, and certain other relevant information under such Agreements at the meeting at which their continuation was formally considered, the evaluation process with respect to the Sub-Advisers and the nature, extent and quality of the services they provide to the Sub-Advised Portfolios pursuant to the terms of the Sub-Advisory Agreements is an ongoing one. As a result, the Board’s consideration of such services, and the performance, fees, costs and other relevant factors was informed by information provided and deliberations that occurred at other meetings throughout the year.

The Independent Directors received a memorandum from their counsel advising them of their responsibilities in connection with the continuance of the Sub-Advisory Agreements, and summarizing the legal standards governing the review and approval of these Agreements. The Independent Directors reviewed these standards with their counsel during the course of the meetings, including how these standards should be applied to the review of information relating to the Sub-Advisers under the Series Fund’s manager of managers structure. During the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors or the Sub-Advisers present, and were represented throughout the process by legal counsel.

Continuation of the Sub-Advisory Agreements between Mason Street Advisors and Certain Sub-Advisors

At its August 25, 2022 and November 30, 2022 meetings, the Board, including the Independent Directors, unanimously approved the continuance of the Sub-Advisory Agreements. In connection with those meetings, the Directors received a presentation from representatives of each Sub-Adviser involved in the management of the respective Sub-Advised Portfolios. In addition to the information presented by and about the Sub-Advisers during the course of those meetings, the Directors also had available for consideration each Sub-Adviser’s Section 15(c) Report, which contained responses to the information request letter prepared by counsel to the Independent Directors requesting certain information from the Sub-Advisers designed to assist the Directors in fulfilling their responsibilities when considering the continuation of the Sub-Advisory Agreements. The Directors also had available Mason Street Advisors’ Executive Summary and Overview regarding each of the Sub-Advisers, and other materials prepared by Mason Street Advisors. The materials contained detailed information on performance over multiple time periods, expenses, brokerage commissions, portfolio turnover, style consistency, key portfolio statistics and metrics, and other factors with respect to each of the Sub-Advised Portfolios. The materials also contained an analysis of the Sub-Advisers’ responses to the compliance questions contained in the Section 15(c) Report and the observations of the Series Fund’s Chief Compliance Officer regarding the compliance structure and practices of each of the Sub-Advisers. The Directors also considered their experience with and knowledge of the nature and quality of the services provided by the Sub-Advisers and their ongoing discussions with representatives of Mason Street Advisors, its affiliates and each Sub-Adviser.

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of each of the Sub-Advisory Agreements include those discussed below. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Board. Further, different Directors may have placed greater weight on certain factors than did other Directors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Sub-Adviser’s services the Directors reviewed each Sub-Adviser’s financial strength, assets under management, and overall reputation. The Directors evaluated the investment strategies employed by each Sub-Adviser, as well as the personnel providing such services with respect to each Sub-Advised Portfolio. The Directors considered informational updates given by the portfolio managers, which included reports regarding how the Sub-Advised Portfolios were being positioned in the current market environment.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

The Directors also considered Mason Street Advisors’ reports on due diligence visits and conference calls that had been conducted with certain of the Sub-Advisers. The Directors also considered information about each Sub-Adviser’s ongoing operational capabilities in response to the COVID-19 pandemic and concluded that the Sub-Advisers retained the ability to continue to provide services in a remote work environment.

With respect to American Century, the Directors considered the updated succession planning developments related to the portfolio manager for the Large Company Value Portfolio, including a number of preparatory activities that American Century had engaged in to ensure an efficient transition. With respect to Federated, the Directors considered the firm’s comments regarding the consistency of personnel servicing the High Yield Bond Portfolio, including the benefits from having a long-tenured portfolio management team to navigate through the market challenges created by the COVID-19 pandemic and the conflict between Russia and Ukraine, among other challenges. The Directors also considered comments from Delaware, Federated and American Century regarding the integration of environmental, social and governance factors into their investment processes, where applicable to the Sub-Advised Portfolios.

With respect to TRPA and TRPIM, the Directors considered the internal reorganization of TRPA which resulted in TRPIM, a wholly-owned subsidiary of TRPA, becoming Sub-Adviser to the Small Cap Value Portfolio. Specifically, the Directors considered representations from TRPA and TRPIM that no changes to the portfolio management team or other key investment personnel had occurred as a result of the reorganization. Additionally, they considered that the level and scope of services rendered by TRPIM, as well as the fees payable by MSA to TRPIM, had remained the same as the services rendered and fees paid previously by TRPA.

The Directors also considered and expressed satisfaction with each Sub-Adviser’s investment philosophy and process and the scope of services provided by the Sub-Advisers. Consideration was also given to the Sub-Advisers’ respective reputations and experience in providing investment management services and the performance of each Sub-Advised Portfolio. Based on their review of these factors, their discussions with the Sub-Advisers, and their experience with the services provided by the Sub-Advisers for their respective Sub-Advised Portfolios, the Board concluded, within the context of their overall determinations regarding the Sub-Advisory Agreements, that they were satisfied with the nature, extent and quality of services, and the resources committed by each Sub-Adviser in providing those services, and were satisfied with the experience and capabilities of the Sub-Advisers and the personnel associated with the Sub-Advised Portfolios.

Investment Performance. The Directors reviewed the investment performance of each of the Sub-Advised Portfolios over a variety of time periods. In addition to reviewing the performance of each Sub-Advised Portfolio for both short-term and long-term periods, the Directors considered (i) a comparison of each Sub-Advised Portfolio’s one-, three- and five-year (as applicable) performance to the returns of appropriate benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Morningstar and Lipper peer groups for the same periods, (ii) the Morningstar overall star rating and Lipper quintile rating for each Sub-Advised Portfolio and (iii) the Morningstar and the Lipper performance rankings for one-, three- and five-year time periods (as applicable). The Directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices, and viewed this information as providing an objective comparative benchmark against which they could assess the performance of the Sub-Advised Portfolios. The Directors further considered the performance of accounts managed in a similar manner by each of the Sub-Advisers and information from the Sub-Advisers regarding any significant differences in the performance of those accounts from that of the Sub-Advised Portfolios.

With respect to American Century, the Directors acknowledged the performance challenges encountered over prior periods by the Mid Cap Value and Large Company Value Portfolios. The Directors viewed favorably the consistent investment approaches applied by the portfolio managers for the Portfolios despite the challenges experienced during the extraordinary market conditions created by the COVID-19 pandemic. The Directors also considered the additions of two senior analysts as named co-portfolio managers to the Mid Cap Value and Large Company Value Portfolios. With respect to the Inflation Protection Portfolio, the Directors were satisfied with the Portfolio’s performance and cited no concerns. With respect to Federated, the Directors commented favorably on the continued strong performance of the High Yield Bond Portfolio, noting that, although the High Yield Bond Portfolio’s performance slightly trailed the average performance of its Lipper peer group

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

for the recent six- and twelve-month periods, its performance was well ahead of the benchmark for most time periods. With respect to Loomis Sayles, the Directors acknowledged the challenged performance results of the Focused Appreciation Portfolio during recent periods, but balanced this against the Portfolio’s very strong performance record over the longer-term, the benefits of providing downside protection, and the consistency of the Loomis Sayles investment process. With respect to Delaware, the Directors considered the strong performance of the Portfolio over the twelve-month period relative to the Russell 1000 Value Index, which outweighed prior earlier underperformance. The Directors also considered the Portfolio’s strong since-inception performance record.

With respect to the Portfolios sub-advised by TRPA, the Directors considered the portfolio manager’s comments about the reasons for the underperformance of the Growth Stock Portfolio. The Directors expressed no performance concerns with the Equity Income Portfolio or the Short-Term Bond Portfolio. With respect to TRPIM, the Directors considered the shorter-term performance challenges experienced by the Small Cap Value Portfolio, but balanced those concerns against the Portfolio’s positive performance over the longer-term. With respect to PIMCO, the Directors considered the portfolio manager’s comments about the reasons of the Multi-Sector Bond Portfolio underperformance over the one-year period, which was considered in conjunction with the Portfolio’s positive performance over longer-term periods. The Directors expressed satisfaction and cited no concerns with the performance for the Portfolios sub-advised by Allspring and BlackRock.

In addition to performance information presented at the meeting, the Directors considered the performance information, market commentary, portfolio analysis and portfolio manager presentations they received periodically throughout the year. Generally speaking, while attentive to the short-term performance results because of the trend that such performance might signal, the Directors placed greater weight on longer-term performance. For the reasons summarized above, the Board concluded that, considering the investment performance within the context of its overall determinations regarding the Sub-Advisory Agreements, it was satisfied with the relative investment performance of the Sub-Advised Portfolios.

Management Fees and Other Expenses. The Directors evaluated the reasonableness of the management fees and total expenses paid by the Sub-Advised Portfolios under the Sub-Advisory Agreements. The Directors considered the actual and contractual fees paid by each Sub-Advised Portfolio. The Directors also considered the sub-advisory fees paid by Mason Street Advisors out of its management fee, including a comparison of those fees with fees charged by the respective Sub-Advisers for similarly managed accounts. In considering the level of management fees, the Directors also considered the size of the Sub-Advised Portfolios, expenses assumed by Mason Street Advisors, and the applicable expense limitation and/or fee waiver arrangements agreed to by Mason Street Advisors with respect to each Sub-Advised Portfolio.

As part of their evaluation, the Directors received and reviewed an independent analysis prepared by Broadridge of comparative expense data for each Sub-Advised Portfolio. Broadridge provided data as of December 31, 2021 comparing each Sub-Advised Portfolio’s net and total expenses with those in a category of funds underlying variable insurance products. Categories were selected by Broadridge based upon having similar investment classifications, objectives, and asset allocations. The Directors considered the comparative data as a guide to help assess the reasonableness of each Sub-Advised Portfolio’s net and total expense ratios. The Directors considered that the Broadridge expense rankings of the Mid Cap Value and Inflation Protection Portfolios sub-advised by American Century, the Domestic Equity Portfolio sub-advised by Delaware, the High Yield Bond Portfolio sub-advised by Federated, the Focused Appreciation Portfolio sub-advised by Loomis Sayles, the Short-Term Bond, Equity Income and Growth Stock Portfolios sub-advised by TRPA, the Select Bond Portfolio sub-advised by Allspring, the Index 500 Stock Portfolio sub-advised by BlackRock, and the Long-Term U. S. Government Bond Portfolio sub-advised by PIMCO were in the top Broadridge quartile (meaning lowest net expenses) of their respective categories. The Directors considered that the expense rankings of the Large Company Value Portfolio sub-advised by American Century, the Small Cap Value Portfolio sub-advised by TRPIM, and the Multi-Sector Bond Portfolio sub-advised by PIMCO were within the second quartile of their respective categories. The Directors finally considered that the expense rankings of the Government Money Market Portfolio sub-advised by BlackRock were within the third quartile of its respective category.

Based on their review of the above information and other factors deemed relevant by the Directors, the Board concluded that the management fees and total operating expenses of each of the Sub-Advised Portfolios were reasonable in relation to the nature, scope and quality of services provided and the performance of the Sub-Advised Portfolios over time and the expense limitation and fee waivers that are in place.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Costs and Profitability. The Directors reviewed information provided by Mason Street Advisors regarding the profitability realized by Mason Street Advisors from the Sub-Advised Portfolios. The Directors considered Mason Street Advisors’ fee and expense analysis regarding fees, expenses and profit margins related to the Sub-Advised Portfolios on a per Portfolio basis, and Mason Street Advisors’ allocation methodology with respect to expenses. The profitability information presented for the Directors’ consideration was supplemented by the aforementioned information regarding the expense-based ranking of each Sub-Advised Portfolio within the Portfolio’s respective Broadridge peer group category. The Directors recognized that the sub-advisory fees were the result of arm’s-length negotiations between Mason Street Advisors and such Sub-Advisers. The Directors also recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as the Sub-Advisers, and that it is difficult to make comparisons of profitability among investment advisers because comparative information is not generally publicly available and, when available, such information may have been developed using a variety of assumptions and other factors. The Directors concluded that they had received sufficient information to evaluate the issues related to costs and profitability.

The Directors considered certain fall-out benefits that may be realized by Mason Street Advisors and its affiliates due to their relationship with the Sub-Advised Portfolios, including the participation of mutual fund families advised by certain Sub-Advisers to the Sub-Advised Portfolios on the brokerage platform maintained by a brokerage affiliate of Mason Street Advisors, the participation of such fund families in mutual fund partner programs offered by such brokerage affiliate, and the payment of fees by the fund families based upon participation on the brokerage platform and the mutual fund partner program maintained by the brokerage affiliate of Mason Street Advisors. The Directors reviewed information concerning certain of the Sub-Advisers’ soft dollar arrangements and any other benefits to the Sub-Advisers arising from their relationships with the Sub-Advised Portfolios. Based on their review, the Board concluded, within the context of their overall determinations regarding the Sub-Advisory Agreements, that they were satisfied that the fees paid by each of the Sub-Advised Portfolios, and the profits realized by Mason Street Advisors and the Sub-Advisers due to their relationship with the Sub-Advised Portfolios, were not excessive.

Economies of Scale. The Directors considered whether each Sub-Advised Portfolio’s expense structure permitted economies of scale to be shared with the Sub-Advised Portfolio’s investors. The Directors considered the breakpoints contained in the advisory fee schedules for the Sub-Advised Portfolios, as applicable, and the extent to which each Sub-Advised Portfolio may benefit from economies of scale through those breakpoints. The Directors took into account the expense limitation arrangements in place for the Mid Cap Value, Large Company Value, Inflation Protection, Domestic Equity, Focused Appreciation, Short-Term Bond, Small Cap Value, Equity Income, Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, and the fee waiver arrangements in place with respect to the Mid Cap Value, Large Company Value, Inflation Protection, Domestic Equity, High Yield Bond, Focused Appreciation, Short-Term Bond, Small Cap Value, Equity Income, Growth Stock, Select Bond, Long-Term U.S. Government Bond, Multi-Sector Bond, Government Money Market, and Index 500 Stock Portfolios. The Directors also considered the total assets and expense ratio of each Sub-Advised Portfolio. Based on this information, the Board concluded, within the context of its overall determinations regarding the Sub-Advisory Agreements, that each Sub-Advised Portfolio’s fee structure reflected appropriate economies of scale for the benefit of such Portfolio’s investors.

Other Information. The Directors were presented with other information intended to assist them in their consideration of the continuation of the Sub-Advisory Agreements, including information about the services provided by affiliates of Mason Street Advisors to the Sub-Advised Portfolios and information regarding Mason Street Advisors’ and the Sub-Advisers’ brokerage practices and commissions. The Directors took into consideration reports from Mason Street Advisors on its review of the respective compliance programs of the Sub-Advisers, including any recent compliance exceptions noted and the applicable Sub-Adviser’s response. Also considered were key affiliations and business relationships between the Sub-Advisers and their affiliates and Mason Street Advisors’ parent company and affiliates. Their review further included information relating to each Sub-Adviser’s risk management infrastructure, pending or recent litigation or regulatory actions to which an Sub-Adviser or its affiliates may have been a party, and the applicable Sub-Adviser’s responses to those actions. The Directors also considered

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

information regarding each Sub-Adviser’s code of ethics, approach to portfolio manager compensation, succession planning, as well as information supplied by the Sub-Advisers related to their cybersecurity programs and business continuity plans, and other matters they deemed relevant.

Conclusions of the Directors. Based on a consideration of all information deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of their reasonable business judgment concluded that the terms of the Sub-Advisory Agreements were fair and reasonable and approved the continuation of each Agreement for another year as being in the best interests of each Portfolio.

(b) Not applicable.

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Gail L. Hanson and William Gerber. Each of the audit committee financial experts is independent.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

Audit Fees and Expenses of Registrant	2021	2022

	$811,450	$852,020

(b) Audit Related Fees

Audit-Related Fees and Expenses of Registrant	2021	2022

	$ 0	$ 0

(c) Tax Fees	2021	2022

	$82,440	$88,640

Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees	2021	2022

	$ 0	$ 0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

(f) Not applicable.
(g) Aggregate non-audit fees of Registrant, Registrant’s investment adviser, and related service providers	2021	2022

	$219,033	$201,640

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s investment adviser and related service providers is compatible with the auditor’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

Full Schedule of Investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.12(a)(1).

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit

EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ Paul A. Mikelson
Paul A. Mikelson, President

Date:	February 15, 2023

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Paul A. Mikelson
Paul A. Mikelson, President

Date:	February 15, 2023

By:	/s/ Matthew P. Sullivan
Matthew P. Sullivan, Vice President,
Chief Financial Officer and Treasurer

Date:	February 15, 2023